As filed with the Securities and Exchange Commission on July 31, 2018
Securities Act File No. [  ]

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form N-2
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

FS INVESTMENT CORPORATION IV
(Exact name of registrant as specified in charter)

201 Rouse Boulevard
Philadelphia, PA 19112
(215) 495-1150
(Address and telephone number, including area code, of principal executive offices)

Michael C. Forman
FS Investment Corporation IV
201 Rouse Boulevard
Philadelphia, PA 19112
(Name and address of agent for service)

COPIES TO:
James A. Lebovitz
David J. Harris
Dechert LLP
Cira Centre
2929 Arch Street
Philadelphia, PA 19104
Tel: (215) 994-4000
Fax: (215) 994-2222

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.
If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, as amended, other than securities offered in connection with a distribution reinvestment plan, check the following box. ☒
It is proposed that this filing will become effective (check appropriate box): ☒ when declared effective pursuant to section 8(c).
CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
Title of Securities Being Registered(1)	Amount to be Registered	Proposed Maximum Offering Price per Share	Proposed Maximum Aggregate Offering Price	Amount of Registration Fee(2)
Common Stock, $0.001 par value per share			$1,500,000,000	$186,750

(1)
The Registrant has been granted exemptive relief by the Securities and Exchange Commission permitting the Registrant to offer multiple classes of shares of common stock. This registration statement relates to the maximum aggregate offering of  $1,500,000,000 in shares of our common stock. The offering currently includes the following classes of shares of our common stock: Class A Shares, Class I Shares, Class M Shares and Class T-2 Shares.

(2)
Estimated pursuant to Rule 457(o) under the Securities Act solely for the purpose of determining the registration fee.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this preliminary prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state or jurisdiction where the offer or sale is not permitted.
SUBJECT TO COMPLETION, DATED JULY 31, 2018
Preliminary Prospectus
FS INVESTMENT CORPORATION IV
Maximum Offering of  $1,500,000,000
FS Investment Corporation IV is a specialty finance company that invests primarily in the debt securities of private middle market U.S. companies. Our investment objectives are to generate current income and, to a lesser extent, long-term capital appreciation.
We are an externally managed, non-diversified, closed-end management investment company that has elected to be regulated as a business development company, or BDC, under the Investment Company Act of 1940, as amended, or the 1940 Act. We have elected to be treated for U.S. federal income tax purposes, and intend to qualify annually, as a regulated investment company, or RIC, under the Internal Revenue Code of 1986, as amended, or the Code. We qualify as an “emerging growth company” under applicable Securities and Exchange Commission, or SEC, rules. See “Prospectus Summary — Emerging Growth Company Status.” Our investments and activities are managed by FS/KKR Advisor, LLC, or the Advisor, a registered investment adviser under the Investment Advisers Act of 1940, as amended, or the Advisers Act, that is jointly operated by an affiliate of Franklin Square Holdings, L.P., or FS Investments, and by KKR Credit Advisors (US) LLC, or KKR Credit.
Through FS Investment Solutions, LLC, or the dealer manager, we will engage in a continuous offering of up to $1.5 billion in our common stock. Currently, we are offering Class A, Class I, Class M and Class T-2 shares at a public offering price equal to the net asset value, or NAV, of the relevant class, plus any applicable sales load. This is our initial public offering of Class A, Class I, Class M and Class T-2 shares. We previously engaged in a public offering of Class T shares that closed in November 2017. Any sales load for Class A shares and Class T-2 shares will be deducted from the public offering price per share. The maximum upfront sales load is [•]% and [•]% of the amount invested for Class A and Class T-2 shares, respectively. The initial minimum permitted purchase is $5,000 in Class A, Class M or Class T-2 shares, or $1,000,000 in Class I shares.
An investment in our common stock is subject to the following risks:
•
An investment in our shares is not suitable for you if you might need access to the money you invest in the foreseeable future.

•
You may not have access to the money you invest for an indefinite period of time.

•
You should not expect to be able to sell your shares regardless of how we perform.

•
If you are unable to sell your shares, you will be unable to reduce your exposure on any market downturn.

•
Investors in our Class M and Class T-2 shares are subject to an annual distribution fee of  [•]% and [•]%, respectively, of the NAV of such shares. See “Share Class Specifications.”

•
We do not intend to list our shares on any securities exchange during or for what may be a significant time after the offering period, and we do not expect a secondary market in the shares to develop.

•
If you are able to sell your shares before we complete a liquidity event, it is likely that you will receive less than you paid for them.

•
We intend to seek to complete a liquidity event within three to five years following the commencement of this offering; however, there can be no assurance that we will be able to complete a liquidity event. The distribution fee will terminate for all Class M, Class T and Class T-2 stockholders upon a liquidity event. As such, there may be a conflict of interest relating to the timing with which the Advisor seeks to complete a liquidity event for our stockholders.

•
We have implemented a share repurchase program pursuant to which we intend to continue to conduct quarterly repurchases of a limited number of outstanding shares of our common stock. The maximum number of shares of common stock to be repurchased for any repurchase offer will not exceed the lesser of  (i) the greater of  (x) the number of shares of common stock that we can repurchase with the proceeds we receive from the sale of shares of common stock under our distribution reinvestment plan during the twelve-month period ending on the expiration date of such repurchase offer (less the amount of any such proceeds used to repurchase shares of common stock on each previous repurchase date for tender offers conducted during such period) and (y) the number of shares of common stock that we can repurchase with the proceeds we receive from the sale of shares of common stock under our distribution reinvestment plan during three-month period ending on the expiration date of such repurchase offer and (ii) 10.0% of the weighted average number of shares of common stock outstanding in the prior calendar year, or 2.5% in each calendar quarter. In addition, any such repurchases will be at the net offering price in effect on the date of repurchase. For more information regarding the limitations in respect of the share repurchase program, see “Share Repurchase Program.” Our board of directors may amend, suspend or terminate the share repurchase program at any time.

•
Our distributions may be funded, directly or indirectly, from unlimited amounts of offering proceeds or borrowings, which may constitute a return of capital and reduce the amount of capital available to us for investment. Any capital returned to you through distributions will be distributed after payment of fees and expenses.

•
Our previous distributions to stockholders were funded in significant part from the reimbursement of certain expenses, including through the waiver of certain investment advisory fees, that are subject to repayment to our affiliate, FS Investments, and our future distributions may be funded from similar waivers and reimbursements by the Advisor. Significant portions of these distributions were not based on our investment performance and such waivers and reimbursements by the Advisor may not continue in the future and may be terminated at any time. If FS Investments had not agreed to reimburse certain of our expenses, including through the waiver of advisory fees, significant portions of these distributions would have come from offering proceeds or borrowings. The repayment of any amounts owed to FS Investments will reduce the future distributions to which you would otherwise be entitled.

•
We invest in securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be difficult to value and illiquid.

•
We have not identified any specific investments that we will make with the proceeds of this offering, and therefore you will not have the opportunity to evaluate our future investments prior to purchasing our common stock. As a result, our offering may be considered a “blind pool” offering.

•
This is a ‘best efforts’ offering, where the broker-dealers and other financial representatives participating in the offering are only required to use their best efforts to sell our shares of common stock. The broker-dealers and financial advisors do not have a firm commitment or obligation to purchase any shares of our common stock. If we are unable to raise substantial funds, then we will be more limited in the number and type of investments we make.

Investing in our common stock may be considered speculative and involves a high degree of risk, including the risk of a substantial loss of investment. See “Risk Factors” beginning on page 39 to read about the risks you should consider before buying shares of our common stock, including the risk of leverage.
The date of this prospectus is [           ], 2018.
FS Investment Solutions, LLC
This prospectus contains important information about us that a prospective investor should know before investing in our common stock. Please read this prospectus before investing and keep it for future reference. We will file annual, quarterly and current reports, proxy statements and other information about us with the SEC. This information will be available free of charge by contacting us at 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112, by calling us collect at (215) 495-1150 or by visiting our website at www.fsinvestments.com. Information contained on our website is not incorporated by reference into this prospectus, or the registration statement of which this prospectus is a part, and stockholders should not consider information contained on our website to be part of this prospectus, or the registration statement of which this prospectus is a part, unless this prospectus or such registration statement is specifically amended or supplemented to include such information. In addition, the contact information provided above may be used by you to make stockholder inquiries. The SEC also maintains a website at www.sec.gov that contains such information.

Neither the SEC, the Attorney General of the State of New York nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense. We have not been in the business described in this prospectus for at least three years. Except as specifically required by the 1940 Act and the rules and regulations promulgated thereunder, the use of forecasts is prohibited and any representation to the contrary and any predictions, written or oral, as to the amount or certainty of any present or future cash benefit or tax consequence which may flow from an investment in our common stock is not permitted.
	Maximum Aggregate Amount/Price to Public	Maximum Sales Load(1)	Net Proceeds (Before Expenses)(2)
Maximum Offering(3)	$1,500,000,000	$—	$1,500,000,000
Per Class A Share	$—	[•]%	$—
Per Class I Share	$1,500,000,000	—	$1,500,000,000
Per Class M Share	$—	—	$—
Per Class T-2 Share	$—	[•]%	$—

(1)
“Sales Load” includes upfront selling commissions of up to [•]% on Class A shares and [•]% on Class T-2 shares, and dealer manager fees of up to [•]% on Class A shares and [•]% on Class T-2 shares. See “Plan of Distribution —  Compensation of the Dealer Manager and Selected Broker-Dealers.”

(2)
In addition to the upfront sales load, we estimate that our total organization and offering costs for this offering will be approximately [•]% of our total gross proceeds. See “Fees and Expenses.”

(3)
Assumes all shares sold are Class I shares

Because you will pay an upfront sales load of up to [•]% and offering costs of up to [•]%, if you invest $100 in our Class A shares and pay the full upfront sales load, at least $[•] but less than $[•] of your investment will actually be used by us for investments. As a result, based on the current public offering price of  $[•] per Class A share, you would have to experience a total return on your investment of between [•]% and [•]% in order to recover these expenses.
Because you will pay an upfront sales load of up to [•]% and offering costs of up to [•]%, if you invest $100 in our Class T-2 shares and pay the full upfront sales load, at least $[•] but less than $[•] of your investment will actually be used by us for investments. As a result, based on the current public offering price of  $[•] per Class T-2 share, you would have to experience a total return on your investment of between [•]% and [•]% in order to recover these expenses.
See “Estimated Use of Proceeds” and “Fees and Expenses.”

ABOUT THIS PROSPECTUS
This prospectus is part of a registration statement that we have filed with the SEC using a continuous offering process. Periodically, as we have material developments in our business, we will provide a prospectus supplement or file an amendment to the registration statement to the extent required by applicable law that may add, update or change information contained in this prospectus. We will endeavor to avoid interruptions in the continuous offering of our shares of common stock, including, to the extent permitted under the rules and regulations of the SEC, by filing a supplement to the prospectus with the SEC. There can be no assurance, however, that our continuous offering will not be suspended while the SEC reviews any amendment to our registration statement until the registration statement, as amended, is declared effective.
Any statement that we make in this prospectus will be modified or superseded by any inconsistent statement made by us in a subsequent prospectus supplement. The registration statement we filed with the SEC includes exhibits that provide more detailed descriptions of the matters discussed in this prospectus. You should read this prospectus and the related exhibits filed with the SEC and any prospectus supplement, together with additional information described below under “Available Information.” In this prospectus, we use the term “day” to refer to a calendar day, and we use the term “business day” to refer to any day other than Saturday, Sunday, a legal holiday or a day on which banks in New York City are authorized or required to close, or any day that the New York Stock Exchange LLC, or the NYSE, is closed for trading.
You should rely only on the information contained in this prospectus. Neither we nor the dealer manager has authorized any other person to provide you with different information from that contained in this prospectus. The information contained in this prospectus is complete and accurate only as of the date of this prospectus, regardless of the time of delivery of this prospectus or sale of our common stock. If there is a material change in our affairs, we will amend or supplement this prospectus only as required by law.
SUITABILITY STANDARDS
Pursuant to applicable state securities laws, shares of common stock offered through this prospectus are suitable only as a long-term investment for persons of adequate financial means who have no need for liquidity in this investment. For the foreseeable future, there is not expected to be any public market for our shares, which means that it may be difficult for stockholders to sell shares. As a result, we have established suitability standards which require investors to have either (i) a net worth (not including home, furnishings and personal automobiles) of at least $70,000 and an annual gross income of at least $70,000, or (ii) a net worth (not including home, furnishings and personal automobiles) of at least $250,000. Our suitability standards also require that a potential investor: (1) can reasonably benefit from an investment in us based on such investor’s overall investment objectives and portfolio structuring; (2) is able to bear the economic risk of the investment based on the prospective stockholder’s overall financial situation; and (3) has apparent understanding of  (a) the fundamental risks of the investment, (b) the risk that such investor may lose his or her entire investment, (c) the lack of liquidity of the shares, (d) the background and qualifications of the Advisor and (e) the tax consequences of the investment. We rely on the representations and other information provided by potential investors in the subscription agreement completed and signed by each such investor, as well as information provided by investors to the selected broker-dealers and other financial intermediaries through which we distribute shares of our common stock, in determining whether such potential investors meet our suitability standards.
In addition, we will not sell shares to investors in the states named below unless they meet special suitability standards:
For additional information on the suitability standards that investors must meet in order to purchase shares of our common stock in this offering, see “Suitability Standards.”
i

ii

CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR	215
BROKERAGE ALLOCATION AND OTHER PRACTICES	215
LEGAL MATTERS	216
EXPERTS	216
AVAILABLE INFORMATION	216
PRIVACY NOTICE	217
INDEX TO FINANCIAL STATEMENTS	F-1
iii

PROSPECTUS SUMMARY
This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider. To understand this offering fully, you should read the entire prospectus carefully, including the section entitled “Risk Factors,” before making a decision to invest in our common stock.
Unless otherwise noted, the terms “we,” “us,” “our,” and the “Company” refer to FS Investment Corporation IV. In addition, the term “Advisor” refers to FS/KKR Advisor, LLC, and the terms “FS Investment Solutions” and the “dealer manager” refer to FS Investment Solutions, LLC.
FS Investment Corporation IV
We are an externally managed, non-diversified, closed-end management investment company that has elected to be regulated as a BDC under the 1940 Act. As such, we are required to comply with certain regulatory requirements. See “Regulation.” In addition, we have elected to be treated for U.S. federal income tax purposes, and intend to qualify annually, as a RIC under Subchapter M of the Code. This prospectus relates to our shares of Class A, Class I, Class M and Class T-2 common stock. We formally commenced investment operations on January 6, 2016.
We are managed by the Advisor, a registered investment adviser under the Advisers Act, which oversees the management of our operations and is responsible for making investment decisions with respect to our portfolio. The Advisor is jointly operated by an affiliate of FS Investments and by KKR Credit.
Our investment objectives are to generate current income and, to a lesser extent, long-term capital appreciation. We seek to meet our investment objectives by:
•
utilizing the experience and expertise of the Advisor in sourcing, evaluating and structuring transactions;

•
employing a defensive investment approach focused on long-term credit performance and principal protection;

•
focusing primarily on debt investments in a broad array of private U.S. middle market companies, which we define as companies with annual revenues of  $50 million to $2.5 billion at the time of investment. In many market environments, we believe such a focus offers an opportunity for superior risk adjusted returns;

•
investing primarily in established, stable enterprises with positive cash flows; and

•
maintaining rigorous portfolio monitoring in an attempt to anticipate and pre-empt negative credit events within our portfolio such as an event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company.

Our portfolio is comprised primarily of investments in senior secured loans and second lien secured loans of private middle market U.S. companies and, to a lesser extent, subordinated loans of private U.S. companies. Although we do not expect a significant portion of our portfolio to be comprised of subordinated loans, there is no limit on the amount of such loans in which we may invest. We may purchase interests in loans or make other debt investments, including investments in senior secured bonds, through secondary market transactions in the “over-the-counter” market or directly from our target companies as primary market or directly originated investments. In connection with our debt investments, we may on occasion receive equity interests such as warrants or options as additional consideration. We may also purchase or otherwise acquire minority interests in the form of common or preferred equity or equity-related securities, such as rights and warrants that may be converted into or exchanged for common stock or other equity or the cash value of common stock or other equity, in our target companies, generally in conjunction with one of our debt investments or through a co-investment with a financial sponsor, such as an institutional investor or private equity firm. In addition, a portion of our portfolio may be comprised of corporate bonds, collateralized loan obligations, or CLOs, other debt securities and derivatives, including total return swaps and credit default swaps. The Advisor will seek to tailor our investment focus as market conditions evolve. Depending on market conditions, we may increase or decrease our exposure to less senior portions of the capital structure or otherwise make opportunistic investments, such as where the market price of loans, bonds or other securities investments reflects a lower value than deemed warranted by our fundamental analysis, which we believe may occur due to general dislocations in the markets, a misunderstanding by the market of a particular company or an industry being out of favor with the broader investment community and may include event driven investments, anchor orders (i.e., opportunities that are originated and then syndicated by a commercial or investment bank but where we provide a capital commitment significantly above the average syndicate participant) and CLOs. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Overview” for additional information about opportunistic investments. We expect that our investments will generally range between $5 million and $150 million each, although investments may vary proportionately as the size of our capital base changes and will ultimately be at the discretion of the Advisor, subject to oversight by our board of directors.
The senior secured loans, second lien secured loans and senior secured bonds in which we invest generally have stated terms of three to seven years and any subordinated debt investments that we make generally have stated terms of up to ten years, but the expected average life of such securities is generally between three and seven years. However, there is no limit on the maturity or duration of any security we may hold in our portfolio. Our debt investments may be rated by a nationally recognized statistical rating organization, or NRSRO, and, in such case, generally will carry a rating below investment grade (rated lower than “Baa3” by Moody’s Investors Service, Inc., or Moody’s, or lower than “BBB-” by Standard & Poor’s Ratings Services, or S&P), which investments are often referred to as “junk.” We also invest in non-rated debt securities.
To seek to enhance our returns, we employ leverage as market conditions permit and at the discretion of the Advisor, but in no event will leverage employed exceed the maximum amount permitted by the 1940 Act. With certain limited exceptions, we are only allowed to borrow amounts or issue debt securities if our asset coverage, as calculated pursuant to the 1940 Act, equals at least 200% immediately after such borrowing. The minimum asset coverage requirement applicable to BDCs under the 1940 Act, however, is currently 150% provided that certain disclosure and approval requirements are met. See “Risk Factors — Risks Related to Debt Financing” for a discussion of the risks inherent in employing leverage.
As a BDC, we are subject to certain regulatory restrictions in making our investments. For example, BDCs generally are not permitted to co-invest with certain affiliated entities in transactions originated by the BDC or its affiliates in the absence of an exemptive order from the SEC. However, BDCs are permitted to, and may, simultaneously co-invest in transactions where price is the only negotiated term. In an order dated April 3, 2018, the SEC granted exemptive relief permitting us, subject to the satisfaction of certain conditions, to co-invest in certain privately negotiated investment transactions, including investments originated and directly negotiated by the Advisor or KKR Credit, with certain affiliates of the Advisor, or our co-investment affiliates. We believe this relief will enhance our ability to further our investment objectives and strategy. We believe this relief may also increase favorable investment opportunities for us, in part by allowing us to participate in larger investments, together with our co-investment affiliates, than would be available to us if such relief had not been obtained.
While a BDC may list its shares for trading in the public markets, we have currently elected not to do so. We believe that a non-traded structure is more appropriate during our offering stage due to the long-term nature of the assets in which we invest. This structure allows us to operate with a long-term view, similar to that of private investment funds, instead of managing to quarterly market expectations. While the offering price for a class, which exceeds the net asset value per share for such class, is subject to adjustment in accordance with the 1940 Act and our share pricing policy, because our shares will not be listed on a national securities exchange, our stockholders will not be subject to the daily share price volatility associated with the public markets. However, the net asset value of our shares may be volatile.

To provide our stockholders with limited liquidity, we intend to continue to conduct quarterly tender offers pursuant to our share repurchase program. However, we are not obligated to continue to repurchase shares and, if we do so, shares will be repurchased at the net offering price in effect on the date of such repurchase. The first such tender offer commenced in May 2016. This will be the only method by which our stockholders may obtain liquidity prior to a liquidity event. See “Share Repurchase Program.” Therefore, stockholders may not be able to sell their shares promptly or at a desired price. If stockholders are able to sell their shares, it is likely they will have to sell them at a significant discount to their purchase price.
We do not currently intend to list our shares on an exchange and do not expect a public market to develop for them in the foreseeable future. We intend to seek to complete a liquidity event within three to five years following the commencement of this offering. The offering period may extend for an indefinite period. Accordingly, stockholders should consider that they may not have access to the money they invest for an indefinite period of time until we complete a liquidity event. We will view our offering stage as complete as of the termination date of our most recent public equity offering if we have not conducted a public equity offering in any continuous two-year period. In addition, shares of BDCs listed on a national securities exchange frequently trade at a discount to net asset value. If we determine to pursue a listing of our shares on a national securities exchange, stockholders, including those who purchase shares at the offering price, may experience a loss on their investment if they sell their shares at a time when our shares are trading at a discount to net asset value. This risk is separate and distinct from the risk that our net asset value will decrease. See “Liquidity Strategy” for a discussion of what constitutes a liquidity event. There can be no assurance that we will be able to complete a liquidity event.
Status of Our Continuous Public Offering
In November 2017, we closed our continuous public offering of Class T common stock to new investors. We have issued 31,615,058 shares of Class T common stock for gross proceeds of approximately $355.9 million in our continuous public offering, including Class T shares issued pursuant to our distribution reinvestment plan. Following the closing of our continuous public offering, we have continued to issue Class T shares pursuant to our distribution reinvestment plan. As of March 9, 2018, we have raised total gross proceeds of approximately $360.3 million, including $200,000 of seed capital contributed by the principal of FSIC IV Advisor in February 2015. Pursuant to the registration statement of which this prospectus is a part, we are reopening our continuous public offering to new investors and are offering Class A, Class I, Class M and Class T-2 shares up to a maximum aggregate amount of  $1.5 billion. Although we are no longer offering Class T shares, the registration statement of which this prospectus is a part contains certain historical information related to Class T shares.
The following table summarizes the sales of Class T shares in our continuous public offering on a quarterly basis from January 2016, when we formally commenced investment operations, until November 2017, when we closed the continuous public offering of Class T shares to new investors. Dollar amounts are presented in thousands, except share and per share data:

	Class T Shares Sold(1)(2)	Average Price per Class T Share(2)		Gross Proceeds
Fiscal 2016
March 31	2,523,910		$10.59		$26,717
June 30	4,325,329		10.87		47,001
September 30	3,540,267		10.99		38,917
December 31	4,392,903		11.15		48,975
	14,782,409		10.93		161,610
Fiscal 2017
March 31	[•]		[•]		[•]
June 30	[•]		[•]		[•]
September 30	[•]		[•]		[•]
December 31	[•]		[•]		[•]
Fiscal 2018
March 31	[•]		[•]		[•]
June 30 (through [ ], 2018)	[•]		[•]		[•]
	[•]	$	[•]	$	[•]

(1)
The number of Class T shares sold includes 249,435, 971,003 and [  ] Class T shares issued through our distribution reinvestment plan during 2016, 2017 and 2018 (through [        ], 2018), respectively.

(2)
All shares reflected in the table were sold at prices between $[10.00] and $[11.55] per share, depending on the offering price then in effect and the amount of discounts or commissions waived by us or the dealer manager. The public offering price of our shares of Class T common stock is subject to adjustment depending, in part, on our net asset value.

Capital Contributions by FSIC IV Advisor
In February 2015, pursuant to a private placement, Michael C. Forman, the principal of FSIC IV Advisor, contributed $200,000, which was used in its entirety to purchase 20,000 Class T shares at $10.00 per share.
Portfolio Update
As of March 31, 2018, our investment portfolio, with a total fair value of approximately, $256.1 million (54% in first lien senior secured loans, 10% in second lien senior secured loans, 7% in senior secured bonds, 27% in subordinated debt and 2% in equity and other investments), consisted of interests in 44 portfolio companies. The portfolio companies that comprised our portfolio as of such date had an average annual earnings before interest, taxes, depreciation and amortization, or EBITDA, of approximately $96.2 million. As of March 31, 2018, the debt investments in our portfolio were purchased at a weighted average price of 99.2% of par, and our estimated gross portfolio yield, prior to leverage, was 9.7% based upon the amortized cost of our investments. For the three months ended March 31, 2018, our total return was 0.64% and our total return without assuming reinvestment of distributions was 0.63%. See “Investment Objectives and Strategy — Portfolio Update” for a list of the investments in our portfolio as of March 31, 2018.
Based on our regular monthly gross cash distribution amount of  $0.067258 per Class T share as of March 31, 2018 and our distribution reinvestment price of   $11.15 as of such date, the gross annualized distribution rate, which includes annualized distribution fees, was 7.24% as of March 31,

2018. The net annualized distribution rate to Class T stockholders, which excludes annual distribution fees, was 6.29% as of March 31, 2018 based on our distribution reinvestment price of  $11.15. During the three months ended March 31, 2018, our total return was 0.64% and our total return without assuming reinvestment of distributions was 0.63%.
During the three months ended March 31, 2018, we made investments in portfolio companies totaling approximately $4.7 million. During the same period, we received proceeds of approximately $12.0 million from sales and repayments. The portfolio companies that comprised our portfolio as of such date had an average annual EBITDA of approximately $96.2 million. As of March 31, 2018, the debt investments in our portfolio were purchased at a weighted average price of 99.2% of par and our estimated gross portfolio yield (which represents the expected annualized yield to be generated by us on our investment portfolio based on the composition of our portfolio as of such date), prior to leverage, was 9.7% based upon the amortized cost of our investments. For the three months ended March 31, 2018, our total return was 0.64% and our total return without assuming reinvestment of distributions was 0.63%.
As of December 31, 2017, our investment portfolio, with a total fair value of approximately $267.2 million (51% in first lien senior secured loans, 13% in second lien senior secured loans, 8% in senior secured bonds, 27% in subordinated debt and 1% in equity/other), consisted of interests in 45 portfolio companies. The portfolio companies that comprised our portfolio as of such date had an average annual EBITDA of approximately $99.7 million. As of December 31, 2017, the debt investments in our portfolio were purchased at a weighted average price of 99.1% of par, and our estimated gross portfolio yield, prior to leverage, was 9.2% based upon the amortized cost of our investments. For the year ended December 31, 2017, our total return was 8.34% and our total return without assuming reinvestment of distributions was 8.21%.
Based on our regular weekly cash distribution amount of  $0.015521 per Class T share as of December 31, 2017 and our last public offering price of  $11.65 per Class T share, the annualized distribution rate to Class T stockholders as of December 31, 2017 was 6.93%. The annualized distribution rate to stockholders is expressed as a percentage equal to the projected annualized distribution amount per share divided by our public offering price per share as of December 31, 2017. Our annualized distribution rate to stockholders may include income, realized capital gains and a return of investors’ capital.
Our estimated gross portfolio yield may be higher than a stockholder’s yield on an investment in shares of our common stock. Our estimated gross portfolio yield does not reflect operating expenses that may be incurred by us. In addition, our estimated gross portfolio yield and total return figures disclosed above do not consider the effect of any selling commissions or charges that may have been incurred in connection with the sale of shares of our common stock. Our estimated gross portfolio yield, total return and annualized distribution rate to stockholders do not represent actual investment returns to stockholders, are subject to change and, in the future, may be greater or less than the rates set forth above. See the section entitled “Risk Factors” for a discussion of the uncertainties, risks and assumptions associated with these statements. See footnote 4 to the table included in “Selected Financial Data” for information regarding the calculation of total return.
About the Advisor
The Advisor is a Delaware limited liability company, located at 201 Rouse Boulevard, Philadelphia, PA 19112, registered as an investment adviser with the SEC under the Advisers Act. The Advisor is jointly operated by an affiliate of FS Investments and by KKR Credit. Our chairman and chief executive officer, Michael C. Forman, serves as the Advisor’s chairman and chief executive officer, and Todd C. Builione, our president, serves as the Advisor’s president.

The Advisor’s senior management team has significant experience in private lending and private equity investing, and has developed an expertise in using all levels of a firm’s capital structure to produce income-generating investments, while focusing on risk management. The team also has extensive knowledge of the managerial, operational and regulatory requirements of publicly registered alternative asset entities, such as BDCs. See “Investment Objectives and Strategy — About the Advisor.” We believe that the active and ongoing participation by FS Investments, KKR Credit and their respective affiliates in the credit markets, and the depth of experience and disciplined investment approach of the Advisor’s management team, will allow the Advisor to successfully execute our investment strategies. See “Management” for biographical information regarding the Advisor’s senior management team.
Our board of directors, including a majority of independent directors, oversees and monitors our investment performance and, beginning with the second anniversary of the effective date of the investment advisory and administrative services agreement, by and between us and the Advisor, dated as of April 9, 2018, or the investment advisory and administrative services agreement, will annually review the investment advisory and administrative services agreement to determine, among other things, whether the fees payable under such agreement are fair and reasonable in light of the services provided. See “Investment Advisory and Administrative Services Agreement” for more information, including information regarding the termination provisions of the investment advisory and administrative services agreement.
In addition to managing our investments, the Advisor also currently manages the following entities, or the Other Advised Entities:
Name	Entity	Investment Focus	Gross Assets(1)
FS Investment Corporation	BDC	Primarily invests in senior secured loans, second lien secured loans and, to a lesser extent, subordinated loans of private U.S. companies.	$4,057,505
FS Investment Corporation II	BDC	Primarily invests in senior secured loans, second lien secured loans and, to a lesser extent, subordinated loans of private U.S. companies.	$4,983,628
FS Investment Corporation III	BDC	Primarily invests in senior secured loans, second lien secured loans and, to a lesser extent, subordinated loans of private U.S. companies.	$3,773,388
Corporate Capital Trust, Inc.	BDC	Primarily invests in senior secured loans and second lien secured loans, and to a lesser extent, subordinated loans of private U.S. companies.	$4,277,917
Corporate Capital Trust II	BDC	Primarily invests in senior secured loans and second lien secured loans, and to a lesser extent, subordinated loans of private U.S. companies.	$184,458

(1)
As of March 31, 2018. Gross assets equals total assets set forth on each respective entity’s consolidated balance sheet.

About FS Investments
FS Investments is a leading asset manager dedicated to helping individuals, financial professionals and institutions design better portfolios. The firm provides access to alternative sources of income and growth and focuses on setting the industry standards for investor education and transparency.
FS Investments is headquartered in Philadelphia with offices in New York, NY, Orlando, FL and Washington, D.C. The firm had more than $[•] billion in assets under management as of March 31, 2018.
About KKR Credit
KKR Credit is a Delaware limited liability company, located at 555 California Street, 50th Floor, San Francisco, CA 94104, registered as an investment adviser with the SEC under the Advisers Act. It had over $45 billion of assets under management as of March 31, 2018 across investment funds, structured finance vehicles, specialty finance companies and separately managed accounts that invest capital in both liquid and illiquid credit strategies on behalf of some of the largest public and private pension plans, global financial institutions, university endowments and other institutional and public market investors. Its investment professionals utilize an industry and thematic approach to investing and benefit from access, where appropriate, to the broader resources and intellectual capital of KKR &   Co. L.P., or KKR & Co.
KKR Credit is a subsidiary of KKR & Co., a leading global investment firm with over $176 billion in assets under management as of March 31, 2018 that manages investments across multiple asset classes including private equity, energy, infrastructure, real estate and credit, with strategic manager partnerships that manage hedge funds. KKR & Co. aims to generate attractive investment returns for its fund investors by following a patient and disciplined investment approach, employing world-class people, and driving growth and value creation with its portfolio companies. KKR & Co. invests its own capital alongside the capital it manages for fund investors and provides financing solutions and investment opportunities through its capital markets business.
See “Risk Factors — Risks Related to the Advisor and its Affiliates” and “Certain Relationships and Related Party Transactions.”
Risk Factors
An investment in our common stock involves a high degree of risk and may be considered speculative. You should carefully consider the information found in “Risk Factors” before deciding to invest in shares of our common stock. The following are some of the risks an investment in us involves:
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An investment in our shares is not suitable for you if you might need access to the money you invest in the foreseeable future.

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You may not have access to the money you invest for an indefinite period of time.

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You should not expect to be able to sell your shares regardless of how we perform.

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If you are unable to sell your shares, you will be unable to reduce your exposure on any market downturn.

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Investors in our Class M and Class T-2 shares are subject to an annual distribution fee of  [•]% and [•]%, respectively, of the estimated value of such shares. See “Share Class Specifications.”

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We do not intend to list our shares on any securities exchange during or for what may be a significant time after the offering period, and we do not expect a secondary market in the shares to develop.

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If you are able to sell your shares before we complete a liquidity event, it is likely that you will receive less than you paid for them.

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We intend to seek to complete a liquidity event within three to five years following the commencement of this offering; however, there can be no assurance that we will be able to complete a liquidity event. The distribution fee will terminate for all Class M, Class T and Class T-2 stockholders upon a liquidity event. As such, there may be a conflict of interest relating to the timing with which the Advisor seeks to complete a liquidity event for our stockholders.

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We have implemented a share repurchase program pursuant to which we intend to continue to conduct quarterly repurchases of a limited number of outstanding shares of our common stock. The maximum number of shares of common stock to be repurchased for any repurchase offer will not exceed the lesser of  (i) the greater of  (x) the number of shares of common stock that we can repurchase with the proceeds we receive from the sale of shares of common stock under our distribution reinvestment plan during the twelve-month period ending on the expiration date of such repurchase offer (less the amount of any such proceeds used to repurchase shares of common stock on each previous repurchase date for tender offers conducted during such period) and (y) the number of shares of common stock that we can repurchase with the proceeds we receive from the sale of shares of common stock under our distribution reinvestment plan during three-month period ending on the expiration date of such repurchase offer and (ii) 10.0% of the weighted average number of shares of common stock outstanding in the prior calendar year, or 2.5% in each calendar quarter. In addition, any such repurchases will be at the net offering price in effect on the date of repurchase. For more information regarding the limitations in respect of the share repurchase program, see “Share Repurchase Program.”
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Our board of directors may amend, suspend or terminate our share repurchase program at any time.

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Our distributions to stockholders may be funded, directly or indirectly, from unlimited amounts of offering proceeds or borrowings, which may constitute a return of capital and reduce the amount of capital available to us for investment. Any capital returned to you through distributions will be distributed after payment of fees and expenses.

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Our previous distributions to stockholders were funded in significant part from the reimbursement of certain expenses, including through the waiver of certain investment advisory fees, that are subject to repayment to our affiliate, FS Investments, and our future distributions may be funded from similar waivers and reimbursements. Significant portions of these distributions were not based on our investment performance and such waivers and reimbursements by the Advisor may not continue in the future and may be terminated at any time. If FS Investments had not agreed to reimburse certain of our expenses, including through the waiver of certain advisory fees, significant portions of these distributions would have come from offering proceeds or borrowings. The repayment of any amounts owed to FS Investments will reduce the future distributions to which you would otherwise be entitled. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations —  Overview — Expense Reimbursement” for a detailed discussion of the previous expense reimbursement agreement, including amounts reimbursed to us by FS Investments thereunder and the repayment of such amounts to FS Investments.

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Our Class M and Class T-2 shares are subject to a distribution fee. The distribution fee will be payable by us to compensate our affiliated dealer manager and its affiliates, selected broker-dealers and financial representatives for services rendered and expenses incurred in connection with the ongoing marketing, sale and distribution of our shares.

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Investing in middle market companies involves a number of significant risks, any one of which could have a material adverse effect on our operating results. Among such risks, middle market companies may have limited financial resources, have shorter operating histories, are more likely to depend on the management talents and efforts of a small group of persons, generally have less predictable operating results and may have difficulty accessing the capital markets to meet future capital needs.

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We may not make gains from our equity investments.

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An investment strategy focused primarily on privately held companies presents certain challenges, including the lack of available information about these companies.

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We expect that a substantial portion of our investments will be illiquid and the lack of liquidity may adversely affect our business.

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We have not identified any specific investments that we will make with the proceeds of this offering, and therefore you will not have the opportunity to evaluate our future investments prior to purchasing shares of our common stock. As a result, our offering may be considered a “blind pool” offering.

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This is a ‘best efforts’ offering, where the broker-dealers and other financial representatives participating in the offering are only required to use their best efforts to sell our shares of common stock. The broker-dealers and financial advisors do not have a firm commitment or obligation to purchase any shares of the common stock. If we are unable to raise substantial funds, then we will be more limited in the number and type of investments we make.

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We invest in securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be difficult to value and illiquid.

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While the management team of the Advisor consists of substantially the same personnel that have formed the investment and operations teams of investment advisers to other BDCs, the Advisor has limited prior experience managing a BDC or a RIC. Therefore, the Advisor may not be able to successfully operate our business or achieve our investment objectives.

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Because the dealer manager, FS Investment Solutions, is an affiliate of ours and the Advisor, its due diligence review and investigation of us and this prospectus cannot be considered to be an independent review.

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There is a risk that investors in our common stock may not receive distributions or that our distributions will not grow over time.

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We may pay distributions from offering proceeds, borrowings or the sale of assets to the extent our cash flow from operations, net investment income or earnings are not sufficient to fund declared distributions. We have not established limits on the amount of funds we may use from available sources to make distributions.

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The amount of any distributions we may make is uncertain. Our distribution proceeds may exceed our earnings, particularly during the period before we have substantially invested the net proceeds from our continuous public offering. Therefore, it is possible that a portion of the distributions that we make will represent a return of capital to you. A return of capital generally is a return of your investment rather than a return of earnings or gains derived from our investment activities and will be made after deducting the fees and expenses payable in connection with the offering, including any fees payable to the Advisor. Moreover, a return of capital will generally not be taxable, but will reduce each stockholder’s cost basis in our common stock, and will result in a higher reported capital gain or lower reported capital loss when the common stock on which such return of capital was received is sold. Each year a statement on Form 1099-DIV identifying the sources of the distributions that we make will be mailed to you subject to information reporting. See “Material U.S. Federal Income Tax Considerations — Taxation of U.S. Stockholders” for a discussion of the tax treatment of distribution proceeds.

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We have elected to be treated, and intend to qualify annually, as a RIC for U.S. federal income tax purposes. Failure to maintain our qualification as a RIC would subject us to U.S. federal income tax on all of our income, which would have a material adverse effect on our financial performance.

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As a result of our need to satisfy the Annual Distribution Requirement (as defined below) to maintain our ability to be subject to tax as a RIC under Subchapter M of the Code, we will likely need to continually raise cash or borrow to fund new investments. At times, these sources of funding may not be available to us on acceptable terms, if at all.

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We are subject to financial market risks, including changes in interest rates, which may have a substantial negative impact on our investments.

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We may from time to time enter into credit default swaps or other derivative transactions that seek to modify or replace the investment performance of a particular reference security or other asset. These investments may present risks in excess of those resulting from the referenced security or other asset. Because these transactions are not an acquisition of the referenced security or other asset itself, the investor has no right directly to enforce compliance with the terms of the referenced security or other asset and has no voting or other consensual rights of ownership with respect to the referenced security or other asset. In the event of insolvency of a counterparty, we will be treated as a general creditor of the counterparty and will have no claim of title with respect to the referenced security or other asset. Derivative investments effectively add leverage to a portfolio by providing investment exposure to a security or market without owning or taking physical custody of such security or investing directly in such market.
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Certain investments that we may make may include equity-related securities, such as rights and warrants that may be converted into or exchanged for common stock or other equity or the cash value of common stock or other equity. In addition, we may make direct equity investments in portfolio companies. The equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience. We may also be unable to realize any value if a portfolio company does not have a liquidity event.

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Distributions paid by us generally do not qualify for the preferential tax rate currently applicable to certain qualifying dividends or for the corporate dividends received deduction.

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A significant portion of our portfolio is recorded at fair value as determined in good faith by our board of directors and, as a result, there is uncertainty as to the value of our portfolio investments.

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We invest primarily in senior secured loans and second lien secured loans of private middle market U.S. companies and, to a lesser extent, senior secured bonds, subordinated debt and selected equity investments issued by private U.S. companies. There is no limit on the amount of subordinated debt and selected equity investments in which we may invest. For our senior secured debt investments, the collateral pledged may decrease in value or lose its entire value over time, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the portfolio company to raise additional capital, which may lead to a loss in principal. In addition, collateral is generally only available to satisfy second lien debt after senior secured debt has been paid in full, which may also lead to a loss in principal. Subordinated debt investments are typically unsecured, and this may involve a heightened level of risk and volatility or a loss of principal, which could lead to the loss of the entire investment. In addition, our senior secured and second lien secured loan investments generally will be callable by the issuer at any time, which may decrease our returns on such investments. Our subordinated debt investments typically will have customary call protections, but such investments generally may be called by the issuer prior to their stated maturity, which may decrease our returns on such investments.

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We may invest in non-U.S. securities, including securities of companies in emerging markets, to the extent permitted by the 1940 Act. Because evidences of ownership of such securities usually are held outside the United States, we would be subject to additional risks if we invested in non-U.S. securities, which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest on such non-U.S. securities. Because non-U.S. securities may be purchased with and payable in foreign currencies, the value of these assets as measured in U.S. dollars may be affected unfavorably by changes in currency rates and exchange control regulations. In addition, investing in securities of companies in emerging markets involves many risks, including potential inflationary economic environments, regulation by foreign governments, different accounting standards, political uncertainties and economic, social, political, financial, tax and security conditions in the applicable emerging market, any of which could negatively affect the value of companies in emerging markets or investments in their securities.

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Future disruptions or instability in capital markets could have a materially adverse effect on our business, financial condition and results of operations.

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Uncertainty with respect to the financial stability of the United States and several countries in the European Union could have a significant adverse effect on our business, financial condition and results of operations.

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The potential for the Advisor to earn incentive fees under the investment advisory and administrative services agreement may create an incentive for it to enter into investments that are riskier or more speculative than would otherwise be in our best interests, and, because the base management fee is based on the average weekly value of our gross assets (gross assets equals total assets set forth on our consolidated balance sheet), the Advisor may have an incentive to increase portfolio leverage in order to earn higher base management fees.

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The Advisor and its affiliates, including our officers and some of our directors, may face conflicts of interest as a result of compensation arrangements, time constraints and competition for investments, which they will attempt to resolve in a fair and equitable manner, but which may result in actions that are not in your best interests, such as the Company being unable to participate in or dispose of investments at appropriate times or favorable prices.

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The purchase price at which you purchase shares will be determined at each monthly closing date. As a result, your purchase price may be higher than the prior monthly closing price per share, and therefore you may receive fewer shares than if you had subscribed at the prior monthly closing price.

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We borrow funds to make investments. As a result, we are exposed to the risks of borrowing, also known as leverage, which may be considered a speculative investment technique. Leverage increases the volatility of investments by magnifying the potential for gain and loss on amounts invested, therefore increasing the risks associated with investing in our securities.

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Our portfolio investments, especially until we raise significant capital from this offering, may be concentrated in a limited number of portfolio companies, which would magnify the effect of any losses suffered by a few of these investments.

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The total return swap, or the TRS, entered into by our wholly-owned financing subsidiary exposes us to certain risks, including market risk, liquidity risk and other risks similar to those associated with the use of leverage.

See “Risk Factors” beginning on page 39 and the other information included in this prospectus for a discussion of factors you should carefully consider before deciding to invest in shares of our common stock.
Market Opportunity
We believe that there are and will continue to be significant investment opportunities in the senior secured and second lien secured loan asset class, as well as investments in debt securities of middle market companies.
Attractive Opportunities in Senior Secured and Second Lien Secured Loans
We believe that opportunities in senior secured and second lien secured loans are significant because of the variable rate structure of most senior secured debt issues and because of the strong defensive characteristics of this investment class. Given current market conditions, we believe that debt issues with variable interest rates often offer a superior return profile to fixed-rate securities, since variable interest rate structures are generally less susceptible to declines in value experienced by fixed-rate securities in a rising interest rate environment.
Senior secured debt also provides strong defensive characteristics. Because this debt has priority in payment among an issuer’s security holders (i.e., holders are due to receive payment before junior creditors and equityholders), they carry the least potential risk among investments in the issuer’s capital structure. Further, these investments are secured by the issuer’s assets, which may be seized in the event of a default, if necessary. They generally also carry restrictive covenants aimed at ensuring repayment before junior creditors, such as most types of unsecured bondholders, and other security holders and preserving collateral to protect against credit deterioration.
Opportunity in Middle Market Private Companies
In addition to investing in senior secured and second lien secured loans generally, we believe that the market for lending to private companies, particularly middle market private companies within the United States, is underserved and presents a compelling investment opportunity. We believe that the following characteristics support our belief:
Large Target Market.   According to The U.S. Census Bureau, in its 2012 economic census, there were approximately 42,600 middle market companies in the United States with annual revenues between $50 million and $2.5 billion, compared with approximately 1,350 companies with revenues greater than $2.5 billion. These middle market companies represent, we believe, a significant portion of the growth segment of the U.S. economy and often require substantial capital investment to grow their businesses. Middle market companies have generated a significant number of investment opportunities for us and investment programs managed by our affiliates over the past several years, and we believe that this market segment will continue to produce significant investment opportunities for us.
Limited Investment Competition.   Despite the size of the market, we believe that regulatory changes and other factors have diminished the role of traditional financial institutions in providing financing to middle market companies. As tracked by S&P Capital IQ LCD, U.S. banks’ share of senior secured loans to middle market companies represented just 1% of overall middle market loan volume in 2017, down from 6% in 2016 and nearly 20% in 2011. However, the continuation of this trend is uncertain as a result of the potentially changing regulatory landscape.
We also believe that lending and originating new loans to middle market companies, which are often private, generally requires a greater dedication of the lender’s time and resources compared to lending to larger companies, due in part to the smaller size of each investment and the often fragmented nature of information available from these companies. Further, many investment firms lack the breadth and scale necessary to identify investment opportunities, particularly in regards to directly originated investments in middle market companies, and thus we believe that attractive investment opportunities are often overlooked. In addition, middle market companies may require more active monitoring and participation on the lender’s part. We believe that many large financial organizations, which often have relatively high cost structures, are not suited to deal with these factors and instead emphasize services and transactions to larger corporate clients with a consequent reduction in the availability of financing to middle market companies.
Attractive Market Segment.   We believe that the underserved nature of such a large segment of the market can at times create a significant opportunity for investment. In many environments, we believe that middle market companies are more likely to offer attractive economics in terms of transaction pricing, up-front and ongoing fees, prepayment penalties and security features in the form of stricter covenants and quality collateral than loans to larger companies. In addition, as compared to larger companies, middle market companies often have simpler capital structures and carry less leverage, thus aiding the structuring and negotiation process and allowing us greater flexibility in structuring favorable transactions. We believe that these factors will result in advantageous conditions in which to pursue our investment objectives of generating current income and, to a lesser extent, long-term capital appreciation.
Characteristics of and Risks Related to Investments in Private Companies
We invest primarily in the debt of private middle market U.S. companies. Investments in private companies pose significantly greater risks than investments in public companies. First, private companies have reduced access to the capital markets, resulting in diminished capital resources and ability to withstand financial distress. As a result, these companies, which may present greater credit risk than public companies, may be unable to meet the obligations under their debt securities that we hold. Second, the investments themselves may often be illiquid. The securities of most of the companies in which we invest are not publicly traded or actively traded on the secondary market and are, instead, traded on a privately negotiated over-the-counter secondary market for institutional investors. In addition, our directly originated investments generally will not be traded on any secondary market and a trading market for such investments may not develop. These securities may also be subject to legal and other restrictions on resale. As such, we may have difficulty exiting an investment promptly or at a desired price prior to maturity or outside of a normal amortization schedule. These investments may also be difficult to value because little public information generally exists about private companies, requiring an experienced due diligence team to analyze and value the potential portfolio company. Finally, these companies often may not have third-party debt ratings or audited financial statements. We must therefore rely on the ability of the Advisor to obtain adequate information through its due diligence efforts to evaluate the creditworthiness of, and risks involved in, investing in these companies, and to determine the optimal time to exit an investment. These companies and their financial information will also generally not be subject to the Sarbanes-Oxley Act of 2002, or the Sarbanes-Oxley Act, and other rules and regulations that govern public companies that are designed to protect investors. See “Risk Factors — Risks Related to Our Investments — An investment strategy focused primarily on privately held companies present certain challenges, including the lack of available information about these companies.”
Investment Strategy
Our principal focus is to invest in senior secured and second lien secured loans of private middle market U.S. companies, and to a lesser extent, subordinated loans of private U.S. companies. Although we do not expect a significant portion of our portfolio to be comprised of subordinated loans, there is no limit on the amount of such loans in which we may invest. We may purchase interests in loans or make other debt investments, including investments in senior secured bonds, through secondary market transactions in the “over-the-counter” market or directly from our target companies as primary market or directly originated investments. In connection with our debt investments, we may on occasion receive equity interests such as warrants or options as additional consideration. We may also purchase or otherwise acquire minority interests in the form of common or preferred equity or equity-related securities, such as rights and warrants that may be converted into or exchanged for common stock or other equity or the cash value of common stock or other equity, in our target companies, generally in conjunction with one of our debt investments or through a co-investment with a financial sponsor, such as an institutional investor or private equity firm. In addition, a portion of our portfolio may be comprised of corporate bonds, CLOs, other debt securities and derivatives, including total return swaps and credit default swaps. The Advisor will seek to tailor our investment focus as market conditions evolve. Depending on market conditions, we may increase or decrease our exposure to less senior portions of the capital structure or otherwise make opportunistic investments.
When identifying prospective portfolio companies, we focus primarily on the attributes set forth below, which we believe will help us generate higher total returns with an acceptable level of risk. While these criteria provide general guidelines for our investment decisions, we caution investors that, if we believe the benefits of investing are sufficiently strong, not all of these criteria necessarily will be met by each prospective portfolio company in which we choose to invest. These attributes are:
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Leading, Defensible Market Positions.   We seek to invest in companies that have developed strong positions within their respective markets and exhibit the potential to maintain sufficient cash flows and profitability to service our debt in a range of economic environments. We seek companies that can protect their competitive advantages through scale, scope, customer loyalty, product pricing or product quality versus their competitors, thereby minimizing business risk and protecting profitability.

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Investing in Stable Companies With Positive Cash Flow.   We seek to invest in established, stable companies with strong profitability and cash flows. Such companies, we believe, are well-positioned to maintain consistent cash flow to service and repay our loans and maintain growth in their businesses or market share. We do not intend to invest to any significant degree in start-up companies, turnaround situations or companies with speculative business plans.

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Proven Management Teams.   We focus on companies that have experienced management teams with an established track record of success. We typically prefer our portfolio companies to have proper incentives in place, which may include non-cash and performance-based compensation, to align management’s goals with ours.

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Private Equity Sponsorship.   Often, we seek to participate in transactions sponsored by what we believe to be sophisticated and seasoned private equity firms. The Advisor’s management team believes that a private equity sponsor’s willingness to invest significant sums of equity capital into a company is an endorsement of the quality of the investment. Further, by co-investing with such experienced private equity firms which commit significant sums of equity capital ranking junior in priority of payment to our debt investments, we may benefit from the due diligence review performed by the private equity firm, in addition to our own due diligence review. Further, strong private equity sponsors with significant investments at risk have the ability and a strong incentive to contribute additional capital in difficult economic times should operational or financial issues arise which could provide additional protections for our investments.

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Allocation Among Various Issuers and Industries.   We seek to allocate our portfolio broadly among issuers and industries, thereby attempting to reduce the risk of a downturn in any one company or industry having a disproportionate adverse impact on the value of our portfolio.

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Viable Exit Strategy.   While we attempt to invest in securities that may be sold in a privately negotiated over-the-counter market, providing us a means by which we may exit our positions, we expect that a large portion of our portfolio may not be sold on this secondary market. For any investments that are not able to be sold within this market, we focus primarily on investing in companies whose business models and growth prospects offer attractive exit possibilities, including repayment of our investments, an initial public offering of equity securities, a merger, a sale or a recapitalization, in each case with the potential for capital gains.

See “Investment Objectives and Strategy” for additional information regarding our investment strategy.
Potential Competitive Strengths
We believe that we offer investors the following potential competitive strengths:
Global Platform With Seasoned Investment Professionals.   We believe that the breadth and depth of the experience of the Advisor’s senior management team provides us with a significant competitive advantage in sourcing and analyzing attractive investment opportunities.
Long-Term Investment Horizon.   Our long-term investment horizon gives us great flexibility, which we believe allows us to maximize returns on our investments. Unlike most private equity and venture capital funds, as well as many private debt funds, we are not required to return capital to our stockholders once we exit a portfolio investment. We believe that freedom from such capital return requirements, which allows us to invest using a longer-term focus, provides us with the opportunity to increase total returns on invested capital, compared to other private company investment vehicles.
Disciplined, Income-Oriented Investment Philosophy.   The Advisor employs a defensive investment approach focused on long-term credit performance and principal protection. This investment approach involves a multi-stage selection process for each investment opportunity, as well as ongoing monitoring of each investment made, with particular emphasis on early detection of deteriorating credit conditions at portfolio companies which would result in adverse portfolio developments. This strategy is designed to maximize current income and minimize the risk of capital loss while maintaining the potential for long-term capital appreciation.
Investment Expertise Across All Levels of the Corporate Capital Structure.   The Advisor believes that its broad expertise and experience investing at all levels of a company’s capital structure enable us to manage risk while affording us the opportunity for significant returns on our investments. The Advisor attempts to capitalize on this expertise in an effort to produce and maintain an investment portfolio that will perform in a broad range of economic conditions.

International Capital Markets Capabilities.   The Advisor leverages the intellectual capital, industry experience and global network of KKR & Co.’s Capital Markets team to support the origination of new private credit investment opportunities. Through KKR & Co.’s Capital Markets franchise, the Advisor will benefit from expanded sources of deal flow, real-time market intelligence on pricing trends and continuous dialogue with issuers and sponsors to provide holistic financing solutions to current and prospective portfolio companies. In addition, KKR & Co.’s Capital Markets franchise gives us the ability to access and originate larger transactions and enhances the Advisor’s ability to manage risk.
Ability to Create Bespoke Financing Solutions through Principal Finance.   The Advisor believes that there is an expansive and growing opportunity to create customized solutions in underserved and mispriced asset classes across the aircraft, consumer finance, real estate and auto & equipment finance sectors. Through KKR Credit’s Principal Finance strategy, the Advisor will seek to identify investments with strong collateral protection, a low correlation to the broader markets and equity-like upside potential.
See “Investment Objectives and Strategy — Potential Competitive Strengths” for a more detailed description of the competitive strengths we believe we offer our stockholders.
Share Class Specifications
We have been granted exemptive relief by the SEC permitting us to offer multiple classes of our shares of common stock. We are currently offering Class A, Class I, Class M and Class T-2 shares, and may offer additional classes of our common stock in the future. See “Share Class Specifications.”
Our Class A and Class T-2 shares are subject to an upfront selling commission of  [•]% and [•]%, respectively, and a dealer manager fee of  [•]% and [•]%, respectively, while our Class I and Class M shares are not subject to upfront selling commissions or dealer manager fees. Our Class M and Class T-2 shares are subject to an annual distribution fee of  [•]% and [•]%, respectively, of the estimated value of such shares, as determined in accordance with applicable rules of The Financial Industry Regulatory Authority, Inc., or FINRA. Our Class A shares and Class I shares are not subject to distribution fees. Distribution fees will be paid pursuant to a distribution plan adopted by us in compliance with Rules 12b-1 and 17d-3 under the 1940 Act, as if those rules applied to us. Among other requirements, such plan must be approved annually by a vote of our board of directors, including the directors who are not “interested persons” as defined in the 1940 Act and have no direct or indirect financial interest in the operation of such plan or in any agreements related to such plan. See “Plan of Distribution — Compensation of the Dealer Manager and Selected Broker-Dealers.”
Class A shares and Class T-2 shares are available for purchase by investors meeting the suitability standards described herein. Class M shares are generally available for purchase by certain investors meeting the suitability standards described herein, including but not limited to, investors whose contract for investment advisory and related brokerage services includes a fixed or “wrap” fee or other asset-based fee arrangement. Class I shares are available for purchase by (i) clients of financial intermediaries who charge such clients an ongoing fee for advisory, investment, consulting or related services, including individuals, corporations, endowments and foundations, (ii) family offices and their clients, (iii) certain other institutional investors, (iv) high net worth investors and (v) investors affiliated with the Advisor and its affiliates and other individuals designated by management. Class I shares are not available for purchase through an omnibus or similar intermediary account. The minimum permitted purchase of Class I shares is $1,000,000. Except for certain share ownership and transfer restrictions contained in our charter, there is no limit on the number of Class I shares that may be sold to such persons. We may make certain sales directly to these groups designated by management or the dealer manager without a participating broker-dealer. For such direct sales, the dealer manager will serve as the broker-dealer of record. The Advisor and its affiliates will be expected to hold their Class I shares purchased as stockholders for investment and not with a view towards distribution. A Class M share, a Class T share and a Class T-2 share will convert into a Class I share upon the earliest of  (i) such Class M share, Class T share or Class T-2 share reaching the applicable sales charge cap, (ii) our dealer manager advising us that the aggregate underwriting compensation payable from all sources (determined in accordance with applicable FINRA rules) would be in excess of 10% of the gross proceeds of this offering and (iii) a liquidity event. See “— Compensation of the Dealer Manager and Selected Broker-Dealers.”

Plan of Distribution
This is a continuous public offering of shares of our Class A, Class I, Class M and Class T-2 common stock as permitted by the federal securities laws. We may offer additional classes of our common stock in the future, with each class having a different upfront sales load and fee and expense structure. We intend to file post-effective amendments to the registration statement of which this prospectus is a part, which will be subject to SEC review, to allow us to continue this offering for at least two years from the date of the effectiveness of the registration statement. This offering must be registered in every jurisdiction in which we offer or sell shares. Generally, such registrations are for a period of one year. Thus, we may have to stop selling shares in any jurisdiction in which our registration is not annually renewed or otherwise extended. The dealer manager is not required to sell any specific number or dollar amount of shares but intends to use its best efforts to sell the shares offered. The minimum permitted purchase is $5,000 in Class A, Class M or Class T-2 shares, or $1,000,000 in Class I shares. Such minimum purchase amounts may be waived in our sole discretion.
We are currently offering our Class A, Class I, Class M and Class T-2 shares on a continuous basis at a public offering price equal to the NAV per share of the relevant class, plus any applicable sales load.
FS Investment Solutions, 201 Rouse Boulevard, Philadelphia, PA 19112, acts as the dealer manager in connection with the sale of shares registered in this offering. The dealer manager was formed in 2007 and is an affiliate of FS Investments. See “Plan of Distribution — Compensation of the Dealer Manager and Selected Broker-Dealers” for information regarding the fees payable to the dealer manager in this offering.
To purchase Class A, Class I, Class M or Class T-2 shares in this offering, you must complete and sign a subscription agreement (in the form attached to this prospectus as Appendix A) for a specific dollar amount equal to or greater than $5,000 for Class A, Class M or Class T-2 shares, or $1,000,000 for Class I shares, and pay such amount at the time of subscription. You will be directed to make your check payable to “FS Investment Corporation IV.” Subscriptions will be effective only upon our acceptance, and we reserve the right to reject any subscription in whole or in part. Pending acceptance of your subscription, proceeds will be deposited into an account for your benefit. See “— How to Subscribe.”
Compensation of the Dealer Manager and Selected Broker-Dealers
Except as otherwise described in this prospectus, the dealer manager will receive upfront selling commissions of up to [•]% and [•]% of the gross proceeds received on Class A and Class T-2 shares, respectively, and dealer manager fees of up to [•]% and [•]% of the gross proceeds received on Class A shares and Class T-2 shares, respectively, sold in this offering, respectively. No upfront selling commissions or dealer manager fees will be received on Class I or Class M shares. We expect that all of the upfront selling commissions and all or a portion of the dealer manager fees will be reallowed to selected broker-dealers and financial representatives. We expect that selected broker-dealers and financial representatives will receive, through the reallowance of upfront selling commissions, dealer manager fees and distribution fees, as described below, up to approximately [•]% of the gross proceeds received on Class A and Class T-2 shares sold in this offering after the date of this prospectus. The dealer manager will not directly or indirectly pay or award any fees or commissions or other compensation to any person or entity engaged to sell our shares or give investment advice to a potential stockholder except to a registered broker-dealer or other properly licensed agent for selling or distributing our shares. Dealer manager fees will not be charged on Class A shares or Class T-2 shares issued under our distribution reinvestment plan.
Our Class M and Class T-2 shares are subject to an annual distribution fee of  [•]% and [•]%, respectively, of the estimated value of such shares, as determined in accordance with applicable FINRA rules. Distribution fees will be paid pursuant to a distribution plan adopted by us in compliance with Rules 12b-1 and 17d-3 under the 1940 Act, as if those rules applied to us. Among other requirements, such plan must be approved annually by a vote of our board of directors, including the directors who are not “interested persons” as defined in the 1940 Act and have no direct or indirect financial interest in the operation of such plan or in any agreements related to such plan. See “Plan of

Distribution — Compensation of the Dealer Manager and Selected Broker-Dealers.” Except for Class M and Class T-2 shares purchased through investment advisors whose contracts for investment advisory and related services include a fixed or “wrap” fee or other asset-based fee arrangement, all of the distribution fee is expected to be re-allowed to selected broker-dealers and financial representatives. The distribution fee will compensate our affiliated dealer manager and its affiliates, selected broker-dealers and financial representatives for services rendered and expenses incurred in connection with the ongoing marketing, sale and distribution of our shares. The distribution fee will accrue daily and will be paid on a monthly basis. The distribution fee is payable with respect to all Class M, Class T and Class T-2 shares, other than shares issued under our distribution reinvestment plan. The distribution fee will terminate for all Class M, Class T and Class T-2 stockholders upon a liquidity event.
In addition, we will stop paying the distribution fee with respect to any outstanding Class M, Class T or Class T-2 share when the total underwriting compensation from the upfront selling commissions, dealer manager fees and distribution fee attributable to such share equals [•]% of gross offering proceeds. We refer to this amount as the sales charge cap. The sales charge cap applicable to certain shares, including shares sold prior to the date of this prospectus, will be reduced by the amount of any upfront sales load that is waived for such shares or to otherwise account for any lower upfront sales load paid by an investor with respect to such shares. Upon a Class M, Class T or Class T-2 share reaching the applicable sales charge cap, such share will be converted into a Class I share and will no longer be subject to an ongoing distribution fee.
FINRA Rule 2310 provides that the maximum compensation payable from any source to FINRA members participating in an offering may not exceed 10% of gross offering proceeds, excluding proceeds received in connection with the issuance of shares through a distribution reinvestment plan. Payments collected by us in connection with the distribution fee, in addition to any upfront sales load, will be considered underwriting compensation for purposes of FINRA Rule 2310. The maximum aggregate underwriting compensation collected from payments of distribution fees, upfront selling commissions and dealer manager fees, if any, and any other sources, including the reimbursement of training and education expenses and wholesaling compensation expenses of persons associated with the dealer manager, which will be paid by the dealer manager or its affiliate without reimbursement from us, will not exceed 10% of the gross offering proceeds from the sale of shares in the primary offering. Our underwriting compensation will not exceed 10% of the gross offering proceeds from the sale of common stock in the primary offering.
We will pay or reimburse costs of bona fide training and education meetings held by us (primarily the travel, meal and lodging costs of registered representatives of selling agents), attendance and sponsorship fees and cost reimbursement of employees of our dealer manager to attend seminars conducted by broker-dealers and legal fees for services provided in connection with this offering. Such payments are considered underwriting compensation in connection with this offering. All forms of non-cash compensation, as well as the aggregate difference between the price at which our sponsor purchased shares and the price at which such shares are offered to the public, will count towards the 10% limit on underwriting compensation.
The Advisor or its affiliates, in the Advisor’s discretion, may pay additional compensation from advisory fee revenues or other resources to selected broker-dealers and financial representatives in connection with the sale and servicing of our shares of common stock, or the Additional Compensation. In return for the Additional Compensation, we may receive certain marketing or other benefits, including access to certain registered representatives, placement on a list of investment options offered by a particular selected broker-dealer, or the ability to assist in training and educating selected broker-dealers. Any such Additional Compensation may differ among selected broker-dealers and will count towards the 10% limit on underwriting compensation.
Suitability Standards
Pursuant to applicable state securities laws, shares of common stock offered through this prospectus are suitable only as a long-term investment for persons of adequate financial means who have no need for liquidity in this investment. For the foreseeable future, there is not expected to be any public market for our shares, which means that it may be difficult for stockholders to sell shares. As a result, we have established suitability standards which require investors to have either (i) a net worth (not including home, furnishings and personal automobiles) of at least $70,000 and an annual gross income of at least $70,000, or (ii) a net worth (not including home, furnishings and personal automobiles) of at least $250,000. Our suitability standards also require that a potential investor: (1) can reasonably benefit from an investment in us based on such investor’s overall investment objectives and portfolio structuring; (2) is able to bear the economic risk of the investment based on the prospective stockholder’s overall financial situation; and (3) has apparent understanding of  (a) the fundamental risks of the investment, (b) the risk that such investor may lose his or her entire investment, (c) the lack of liquidity of the shares, (d) the background and qualifications of the Advisor and (e) the tax consequences of the investment. We rely on the representations and other information provided by potential investors in the subscription agreement completed and signed by each such investor, as well as information provided by investors to the selected broker-dealers and other financial intermediaries through which we distribute shares of our common stock, in determining whether such potential investors meet our suitability standards. For additional information, including special suitability standards for residents of certain jurisdictions, see “Suitability Standards.”
How to Subscribe
Investors who meet the suitability standards described herein may purchase shares of our common stock. Investors seeking to purchase shares of our common stock should proceed as follows:
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Read this entire prospectus and any appendices and supplements accompanying this prospectus.

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Complete the execution copy of the subscription agreement provided by your financial representative. A specimen copy of the subscription agreement, including instructions for completing it, is included in this prospectus as Appendix A.

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Deliver a check for the full purchase price of the shares of our common stock being subscribed for, along with the completed subscription agreement, to the selected broker-dealer or registered investment adviser. You will be directed make your check payable to “FS Investment Corporation IV.” The initial minimum permitted purchase for Class A, Class M and Class T-2 shares is $5,000, and $1,000,000 for Class I shares. After you have satisfied the applicable minimum purchase requirement, additional purchases of Class A, Class M and Class T-2 shares must be made in increments of  $500, or $100,000 for Class I shares, except for purchases made pursuant to our distribution reinvestment plan.

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By executing the subscription agreement and paying the total purchase price for the shares of our common stock subscribed for, each investor attests that he or she meets the suitability standards as stated in the subscription agreement and agrees to be bound by all of its terms.

Subscriptions will be effective only upon our acceptance and we reserve the right to reject any subscription in whole or in part. Subscriptions generally will be accepted or rejected within 15 days of receipt by us, and, each investor will be generally admitted not later than the first monthly closing after the investor’s subscription was accepted by us. If the investor’s subscription is accepted, we will send confirmation and notice of our acceptance to the investor. If rejected, all funds (without interest) will be returned to subscribers without deduction for any expenses within ten business days from the date the subscription is rejected. We are not permitted to accept a subscription for shares of our common stock until at least five business days after the date you receive a final prospectus.
An approved trustee must process and forward to us subscriptions made through IRAs, Keogh plans and 401(k) plans. In the case of investments through IRAs, Keogh plans and 401(k) plans, we will send the confirmation and notice of our acceptance to the trustee.
Estimated Use of Proceeds
We intend to use substantially all of the proceeds from this offering, net of expenses, to make investments primarily in private U.S. companies in accordance with our investment objectives and using the strategies described in this prospectus. We anticipate that the remainder will be used for working capital and general corporate purposes, including the payment of operating expenses. However, we have not established limits on the use of proceeds from this offering or the amount of funds we may use from available sources to make distributions to our stockholders. We will seek to invest the net proceeds received in this offering as promptly as practicable after receipt thereof. However, depending on market conditions and other factors, including the availability of investments that meet our investment objectives, we may be unable to invest such proceeds within the time period we anticipate. There can be no assurance we will be able to sell the maximum amount we are offering. If we sell only a portion of the amount we are offering, we may be unable to achieve our investment objectives or allocate our portfolio among various issuers and industries. Pending investment of the proceeds raised in this offering, we intend to invest the net proceeds primarily in cash, cash equivalents, including money market funds, or short-term securities consistent with our BDC election and our intended election to be taxed as a RIC. See “Estimated Use of Proceeds.”
Share Repurchase Program
We do not currently intend to list our shares of common stock on any securities exchange and do not expect a public market for them to develop in the foreseeable future. Therefore, stockholders should not expect to be able to sell their shares at a desired price or at all. See “Share Repurchase Program.”
To provide our stockholders with limited liquidity, we intend to continue to conduct quarterly tender offers pursuant to our share repurchase program. The first such tender offer commenced in May 2016 and the repurchase occurred in connection with our July 6, 2016 weekly closing. The following table reflects certain information regarding the tender offers we have conducted to date:
For the Three Months Ended	Repurchase Date	Class T Shares Repurchased	Percentage of Class T Shares Tendered That Were Repurchased	Percentage of Outstanding Class T Shares Repurchased as of the Repurchase Date	Repurchase Price Per Class T Share	Aggregate Consideration for Repurchased Class T Shares
Fiscal 2016
June 30, 2016	July 6, 2016	10,521	100%	0.15%	$10.7091	$112,667
September 30, 2016	October 5, 2016	9,217	100%	0.09%	$10.8558	$100,054
Fiscal 2017
December 31, 2016	January 4, 2017	24,998	100%	0.17%	$10.9536	$273,820
March 31, 2017	April 5, 2017	41,792	100%	0.22%	$11.1070	$464,183
June 30, 2017	July 5, 2017	67,947	100%	0.27%	$11.1549	$757,941
September 30, 2017	October 4, 2017	49,814	100%	0.18%	$11.1549	$555,672
Fiscal 2018
December 31, 2017	January 10, 2018	113,036	100%	0.36%	$11.1549	$1,260,905
On April 2, 2018, we repurchased 286,794 shares of Class T common stock (representing 100% of the shares of Class T common stock tendered for repurchase and 0.90% of the shares outstanding as of such date) at $11.1549 per share for aggregate consideration totaling $3,199,156. Our quarterly repurchases will be conducted on such terms as may be determined by our board of directors in its complete and absolute discretion unless, in the judgment of the independent directors of our board of directors, such repurchases would not be in the best interests of our stockholders or would violate applicable law. We will conduct such repurchase offers in accordance with the requirements of Rule 13e-4 promulgated under the Securities Exchange Act of 1934, as amended, or the Exchange Act, and the 1940 Act. In months in which we repurchase shares pursuant to our share repurchase program, we will conduct repurchases on the same date that we hold our monthly closing in such month for the sale of shares in this continuous public offering. Any offer to repurchase shares will be conducted solely through tender offer materials mailed to each stockholder and is not being made through this prospectus.
We currently intend to limit the number of shares to be repurchased for any repurchase offer to the lesser of  (i) the greater of  (x) the number of shares of common stock that we can repurchase with the proceeds we receive from the sale of shares of common stock under our distribution reinvestment plan during the twelve-month period ending on the expiration date of such repurchase offer (less the amount of any such proceeds used to repurchase shares of common stock on each previous repurchase date for tender offers conducted during such period) and (y) the number of shares of common stock that we can repurchase with the proceeds we receive from the sale of shares of common stock under our distribution reinvestment plan during three-month period ending on the expiration date of such repurchase offer and (ii) 10.0% of the weighted average number of shares of common stock outstanding in the prior calendar year, or 2.5% in each calendar quarter. Because our distribution reinvestment plan is structured as an “opt-in” program that requires stockholders to affirmatively elect to have their cash distributions reinvested in additional shares of common stock, such requirement may contribute to the illiquidity of our shares. At the discretion of our board of directors, we may also use cash on hand, cash available from borrowings and cash from the liquidation of investments as of the end of the applicable period to repurchase shares. Our board of directors reserves the right, in its sole discretion, to limit the number of shares to be repurchased for each class by applying the limitations on the number of shares to be repurchased, noted above, on a per class basis. We intend to offer to repurchase shares on each date of repurchase at the net offering price in effect on the date of repurchase.
If you wish to tender your shares to be repurchased, you must either tender at least 25% of the shares you have purchased or all of the shares that you own. Stockholders who choose to tender only a portion of their shares must maintain a minimum balance of  $5,000 worth of Class A, Class M or Class T-2 shares, or $1,000,000 worth of Class I shares, following a tender of shares for repurchase. If the amount of repurchase requests exceeds the number of shares we seek to repurchase, we will repurchase shares on a pro-rata basis. As a result, we may repurchase less than the full amount of shares that you request to have repurchased. To the extent you seek to tender all of the shares that you own and we repurchase less than the full amount of shares that you request to have repurchased, you may maintain a balance of shares of common stock of less than the minimum amount described above following such share repurchase. If we do not repurchase the full amount of your shares that you have requested to be repurchased, or we determine not to make repurchases of our shares, you may not be able to dispose of your shares. Any periodic repurchase offers will be subject in part to our available cash and compliance with the RIC qualification and diversification rules promulgated under the Code.
While we intend to conduct quarterly tender offers as described above, we are not required to do so and may amend, suspend or terminate the share repurchase program at any time. We intend to conduct our share repurchase program in compliance with criteria set forth in the December 19, 2013 SEC order granting limited exemption from Rule 102(a) of Regulation M under the Exchange Act to certain BDCs. See “Share Repurchase Program.”
Liquidity Strategy
We intend to seek to complete a liquidity event for our stockholders within three to five years following the completion of our offering stage. The offering period may extend for an indefinite period. Accordingly, stockholders should consider that they may not have access to the money they invest for an indefinite period of time until we complete a liquidity event. We will view our offering stage as complete as of the termination date of our most recent public equity offering if we have not conducted a public equity offering in any continuous two-year period. We may determine not to pursue a liquidity event if we believe that then-current market conditions are not favorable for a liquidity event, and that such conditions will improve in the future. A liquidity event could include (1) a listing of our common stock on a national securities exchange, (2) the sale of all or substantially all of our assets either on a complete portfolio basis or individually followed by a liquidation or (3) a merger or another transaction approved by our board of directors in which our stockholders likely will receive cash or shares of a publicly traded company, including potentially a company that is an affiliate of FS Investments or KKR Credit. We refer to these scenarios as “liquidity events.” Upon the occurrence of a liquidity event, all Class M, Class T and Class T-2 shares will automatically convert into Class I shares and the distribution fee will terminate. While our intention is to seek to complete a liquidity event within three to five years following the commencement of this offering, there can be no assurance that a suitable transaction will be available or that market conditions for a liquidity event will be favorable during that timeframe. In making a determination of what type of liquidity event is in the best interest of our stockholders, our board of directors, including our independent directors, may consider a variety of criteria, including, but not limited to, the allocation of our portfolio among various issuers and industries, portfolio performance, our financial condition, potential access to capital as a listed company, market conditions for the sale of our assets or listing of our common stock, internal management considerations and the potential for stockholder liquidity. If we determine to pursue a listing of our common stock on a national securities exchange in the future, at that time we may consider either an internal or an external management structure. As such, there can be no assurance that we will complete a liquidity event at all. In addition, shares of BDCs listed on a national securities exchange frequently trade at a discount to net asset value. If we determine to pursue a listing of our common stock on a national securities exchange, stockholders, including those who purchase shares of our common stock at the offering price, may experience a loss on their investment if they sell their shares at a time when our shares are trading at a discount to net asset value. This risk is separate and distinct from the risk that our net asset value will decrease.
Prior to the completion of a liquidity event, our share repurchase program may provide a limited opportunity for you to have your shares of common stock repurchased, subject to certain restrictions and limitations, at a price which may reflect a discount from the purchase price you paid for the shares being repurchased. See “Share Repurchase Program” for a detailed description of our share repurchase program.
Advisory Fees
The Advisor is compensated for its services. Pursuant to the investment advisory and administrative services agreement, the Advisor is entitled to a fee consisting of two components — an annual base management fee based on the average weekly value of our gross assets and an incentive fee based on our performance.
The base management fee is calculated at an annual rate of 1.50% of the average weekly value of our gross assets. The base management fee is payable quarterly in arrears and is calculated based on the average weekly value of our gross assets during the most recently completed calendar quarter. The base management fee may or may not be taken in whole or in part at the discretion of the Advisor. All or any part of the base management fee not taken as to any quarter will be deferred without interest and may be taken in such other quarter as the Advisor shall determine. The base management fee for any partial month or quarter will be appropriately prorated.
The incentive fee consists of two parts. The first part of the incentive fee, which is referred to as the subordinated incentive fee on income, is calculated and payable quarterly in arrears, equals 20.0% of our “pre-incentive fee net investment income” for the immediately preceding quarter and is subject to a hurdle rate, expressed as a rate of return on adjusted capital, equal to 1.75% per quarter, or an annualized hurdle rate of 7.0%. For purposes of the subordinated incentive fee on income, “adjusted capital” means cumulative gross proceeds generated from sales of our shares of common stock (including proceeds from our distribution reinvestment plan) reduced for amounts paid for share repurchases pursuant to our share repurchase program. As a result, the Advisor will not earn this incentive fee for any quarter until our pre-incentive fee net investment income for such quarter exceeds the hurdle rate of 1.75%. Once our pre-incentive fee net investment income in any quarter exceeds the hurdle rate, the Advisor will be entitled to a “catch-up” fee equal to the amount of our pre-incentive fee net investment income in excess of the hurdle rate, until our pre-incentive fee net investment income for such quarter equals 2.1875%, or 8.75% annually, of adjusted capital. This “catch-up” feature allows the Advisor to recoup the fees foregone as a result of the existence of the hurdle rate. Thereafter, the Advisor will be entitled to receive 20.0% of our pre-incentive fee net investment income.
The second part of the incentive fee, which is referred to as the incentive fee on capital gains, is determined and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory and administrative services agreement). This fee equals 20.0% of our “incentive fee capital gains” (i.e., our realized capital gains on a cumulative basis from inception, calculated as of the end of the applicable period, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis), less the aggregate amount of any previously paid incentive fees on capital gains. We accrue for the incentive fee on capital gains, which, if earned, will be paid annually. We will accrue the incentive fee on capital gains based on net realized and unrealized gains; however, under the terms of the investment advisory and administrative services agreement, the fee payable to the Advisor is based on realized gains and no such fee is payable with respect to unrealized gains unless and until such gains are actually realized.
Based on an interpretation of the applicable language in the Advisers Act by the staff of the Division of Investment Management of the SEC, we will “look through” the TRS entered into by our wholly-owned financing subsidiary, Cheltenham Funding LLC, or Cheltenham Funding, and Citibank, N.A., or Citibank, in calculating the incentive fee on capital gains. Under this “look through” methodology, the portion of the net settlement payments received by us pursuant to the TRS which would have represented net investment income to us had we held the loans underlying the TRS directly will be treated as net investment income subject to the subordinated incentive fee on income payable to the Advisor pursuant to the investment advisory and administrative services agreement, rather than as capital gains in accordance with U.S. generally accepted accounting principles, or GAAP, and any unrealized depreciation on individual loans underlying the TRS further reduces the incentive fee on capital gains payable to the Advisor with respect to realized gains. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Critical Accounting Policies — Capital Gains Incentive Fee” for a discussion of the treatment of the TRS with respect to the calculation of the capital gains incentive fee.
Our board of directors, including a majority of independent directors, oversees and monitors our investment performance and, beginning with the second anniversary of the effective date of the investment advisory and administrative services agreement, will annually review the investment advisory and administrative services agreement, to determine, among other things, whether the fees payable under such agreement are reasonable in light of the services provided.
Administration
The Advisor is reimbursed for administrative expenses it incurs on our behalf. See “Administrative Services.”
Conflicts of Interest
The Advisor and certain of its affiliates may experience conflicts of interest in connection with the management of our business affairs, including, but not limited to, the following:
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The managers, officers and other personnel of the Advisor allocate their time between advising us and managing other investment activities and business activities in which they may be involved, including managing and operating the Other Advised Entities;

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The compensation payable by us to the Advisor and other affiliates will be approved by our board of directors consistent with the exercise of the requisite standard of care applicable to directors under Maryland law and our charter and bylaws. Such compensation is payable, in most cases, whether or not our stockholders receive distributions;

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We may compete with certain affiliates for investments, including the Other Advised entities and other funds advised or managed by affiliates of FS Investments and KKR Credit. Such compensation may subject the Advisor, FS Investments, KKR Credit and their respective affiliates to certain conflicts of interest in evaluating the suitability of investment opportunities and making or recommending investments on our behalf;

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Regardless of the quality of the assets acquired, the services provided to us or whether we make distributions to our stockholders, the Advisor will receive a base management fee in connection with the management of our portfolio and may receive an incentive fee in connection with the sale of our portfolio companies;

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Because the dealer manager, FS Investment Solutions, is an affiliate of FS Investments, its due diligence review and investigation of us and this prospectus cannot be considered to be an independent review;

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From time to time, to the extent consistent with the 1940 Act and the rules and regulations promulgated thereunder, we and other clients for which the Advisor provides investment management services or carries on investment activities may make investments at different levels of an investment entity’s capital structure or otherwise in different classes of an issuer’s securities. These investments may give rise to inherent conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by us and such other clients;

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The Advisor and its affiliates may give advice and recommend securities to other clients that may differ from advice given to, or securities recommended or bought for, us, even though their investment objectives may be similar to ours;

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The Advisor and its affiliates are not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may compete with us or may require substantial time and resources of the Advisor;

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To the extent permitted by the 1940 Act and SEC staff interpretations, and subject to the allocation policies of the Advisor and its affiliates, as applicable, the Advisor and its affiliates may determine it is appropriate for us and one or more other investment accounts managed by the Advisor or its affiliates to participate in an investment opportunity. In an order dated April 3, 2018, the SEC granted exemptive relief permitting us, subject to the satisfaction of certain conditions, to co-invest in certain privately negotiated investment transactions, including investments originated and directly negotiated by the Advisor or KKR Credit, with our co-investment affiliates. Any of these co-investment opportunities may give rise to conflicts of interest or perceived conflicts of interest among us and the other participating accounts. To mitigate these conflicts, the Advisor will seek to execute such transactions on a fair and equitable basis and in accordance with its allocation policies, taking into account various factors, which may include: the source of origination of the investment opportunity; investment objectives and strategies; tax considerations; risk, diversification or investment concentration parameters; characteristics of the security; size of available investment; available liquidity and liquidity requirements; regulatory restrictions; and/or such other factors as may be relevant to a particular transaction; and

•
The distribution fee will be payable by us to compensate our affiliated dealer manager and its affiliates for services and expenses in connection with the ongoing marketing, sale and distribution of our shares. The distribution fee will terminate for all Class M, Class T and Class T-2 stockholders upon a liquidity event. As such, the Advisor may have an incentive to delay a liquidity event if such amounts receivable by our dealer manager have not been fully paid. A delay in a liquidity event may not be in the best interests of our stockholders.

Reports to Stockholders
Within 60 days after the end of each fiscal quarter, we will distribute our quarterly report on Form 10-Q to all stockholders of record and to the securities administrator in each jurisdiction in which we offer or sell securities. In addition, we will distribute our annual report on Form 10-K to all stockholders of record and to the securities administrator in each jurisdiction in which we offer or sell securities within 120 days after the end of each fiscal year. These reports will also be available on our website at www.fsinvestments.com and on the SEC’s website at www.sec.gov. These reports should not be considered a part of or as incorporated by reference in this prospectus, or the registration statement of which this prospectus is a part, unless this prospectus or such registration statement is specifically amended or supplemented to include such reports. In addition, information contained on our website is not incorporated by reference into this prospectus, or the registration statement of which this prospectus is a part, and stockholders should not consider information contained on our website to be part of this prospectus, or the registration statement of which this prospectus is a part, unless this prospectus or such registration statement is specifically amended or supplemented to include such information. On a quarterly basis, we will send information to all stockholders of record regarding the sources of distributions paid to our stockholders in such quarter.
Distributions
Our first distribution was declared for Class T stockholders of record as of January 12, 2016. Subject to applicable legal restrictions and the sole discretion of our board of directors, we currently intend to declare regular cash distributions on a weekly basis and pay such distributions on a monthly basis for each share class. We will calculate each stockholder’s specific distribution amount for the period using record and declaration dates and each stockholder’s distributions will begin to accrue on the date we accept such stockholder’s subscription for shares of our common stock. The per share amount of distributions on Class A, Class I, Class M and Class T-2 shares will differ because of different allocations of class-specific expenses. For example, distributions on Class M and Class T-2 shares will be lower than on Class A and Class I shares because Class M and Class T-2 shares are subject to an annual distribution fee for a period of time. In addition, the distribution fee for Class M and Class T-2 shares is different.
From time to time, we may also pay special interim distributions in the form of cash or shares of our common stock at the discretion of our board of directors. For example, our board of directors may periodically declare stock distributions in order to reduce the net asset value per share of a share class if necessary to ensure that we do not sell shares of the applicable class at a price per share, after deducting upfront selling commissions and dealer manager fees, if any, that is below the net asset value per share of the applicable class. The timing and amount of any future distributions to stockholders will be subject to applicable legal restrictions and the sole discretion of our board of directors.
We may fund our cash distributions to stockholders from any sources of funds legally available to us, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets, dividends or other distributions paid to us on account of preferred and common equity investments in portfolio companies and expense reimbursements from the Advisor. We have not established limits on the amount of funds we may use from available sources to make distributions.
Pursuant to an expense support and conditional reimbursement agreement, dated as of April 9, 2018, or the expense reimbursement agreement, the Advisor has agreed to reimburse us for expenses in an amount that is sufficient to ensure that no portion of our distributions to stockholders will be paid from our offering proceeds or borrowings. Historically, pursuant to an amended and restated expense support and conditional reimbursement agreement, dated as of October 9, 2015, by and between us and FS Investments, or the previous expense reimbursement agreement, FS Investments agreed to reimburse us for expenses in an amount that was sufficient to ensure that no portion of our distributions to stockholders was paid from our offering proceeds or borrowings. For a period of time following commencement of this offering, which time period may be significant, substantial portions of our distributions have been funded through the reimbursement of certain expenses by FS Investments and its affiliates, including through the waiver of certain investment advisory fees by FSIC IV Advisor, and may in the future be funded through reimbursement of certain expenses by the Advisor and its affiliates, including through the waiver of certain investment advisory fees by the Advisor, in each case that are subject to repayment by us within three years. Any such distributions funded through expense reimbursements or waivers of advisory fees were not based on our investment performance, and can only be sustained if we achieve positive investment performance in future periods and/or the Advisor continues to make such reimbursements or waivers of such fees. Our future repayment of amounts reimbursed or waived by FS Investments, the Advisor or their respective affiliates, as applicable, will reduce the distributions that stockholders would otherwise receive in the future. There can be no assurance that we will achieve the performance necessary to be able to pay distributions at a specific rate or at all. The Advisor has no obligation to waive advisory fees or otherwise reimburse expenses in future periods. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Overview — Expense Reimbursement” for a detailed discussion of the previous expense reimbursement agreement, including amounts reimbursed to us by FS Investments thereunder and the repayment of such amounts to FS Investments.
During certain periods, our distributions may exceed our earnings, especially during the period before we have substantially invested the proceeds from our continuous public offering of common stock. As a result, it is possible that a portion of the distributions we make will represent a return of capital. A return of capital generally is a return of stockholders’ investment rather than a return of earnings or gains derived from our investment activities and will be made after deducting the fees and expenses payable in connection with our continuous public offering, including any fees payable to the Advisor. Moreover, a return of capital will generally not be taxable, but will reduce each stockholder’s cost basis in our common stock, and will result in a higher reported capital gain or lower reported capital loss when the common stock on which such return of capital was received is sold. Each year stockholders will be notified of the sources of our distributions (i.e., paid from ordinary income, paid from net capital gains on the sale of securities, and/or a return of capital). See “Material U.S. Federal Income Tax Considerations.”
We intend to make our regular distributions in the form of cash, out of assets legally available for distribution, unless stockholders elect to receive their distributions in additional shares of our common stock under our distribution reinvestment plan. Although distributions paid in the form of additional shares of common stock will generally be subject to U.S. federal, state and local taxes in the same manner as cash distributions, stockholders who elect to participate in our distribution reinvestment plan will not receive any corresponding cash distributions with which to pay any such applicable taxes. Stockholders receiving distributions in the form of additional shares of common stock will be treated as receiving a distribution in the amount of the fair market value of our shares of common stock. If stockholders hold shares in the name of a broker or financial intermediary, they should contact such broker or financial intermediary regarding their option to elect to receive distributions in additional shares of our common stock under our distribution reinvestment plan in lieu of cash.
For additional information regarding our distributions, see “Distributions.”
Distribution Reinvestment Plan
We have adopted an “opt in” distribution reinvestment plan pursuant to which you may elect to have the full amount of your cash distributions reinvested in additional shares of our common stock. Purchases must be in the same class as the shares for which you received distributions that are being reinvested. Participants in our distribution reinvestment plan are free to elect to participate or terminate participation in the plan within a reasonable time as specified in the plan. If you do not elect to participate in the plan, you will automatically receive any distributions we declare in cash. For example, if our board of directors authorizes, and we declare, a cash distribution, then if you have “opted in” to our distribution reinvestment plan you will have your cash distribution reinvested in additional shares of our common stock of the same class, rather than receiving the cash distribution. However, certain state authorities or regulators may impose restrictions from time to time that may prevent or limit a stockholder’s ability to participate in our distribution reinvestment plan. You should contact your broker or financial intermediary regarding any such restrictions that may be applicable to your investment in shares of our common stock.
We expect to coordinate distribution payment dates so that the same price that is used for the monthly closing date on or immediately following such distribution payment date will be used to calculate the price at which shares of common stock are issued under our distribution reinvestment plan. In such case, your reinvested distributions will purchase shares of the applicable class at a price equal to the net offering price in effect for such class at the monthly closing conducted on the day of or immediately following the distribution payment date, and such price may represent a premium to the net asset value per share for such class. No upfront selling commissions, dealer manager fees or distribution fees will be assessed on shares of common stock issued pursuant to our distribution reinvestment plan.

Although distributions paid in the form of additional shares of common stock will generally be subject to U.S. federal, state and local taxes in the same manner as cash distributions, stockholders who elect to participate in our distribution reinvestment plan will not receive any corresponding cash distributions with which to pay any such applicable taxes. Stockholders receiving distributions in the form of additional shares of common stock will be treated as receiving a distribution in the amount of the fair market value of our shares of common stock.
For additional information regarding our distribution reinvestment plan, see “Distribution Reinvestment Plan.”
Taxation
We have elected to be treated for U.S. federal income tax purposes, and intend to qualify annually, as a RIC under Subchapter M of the Code. As a RIC, we generally will not be subject to corporate-level U.S. federal income taxes on any ordinary income or capital gains that we timely distribute each tax year as dividends for U.S. federal income tax purposes to our stockholders. To maintain our qualification as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, in order to maintain RIC tax treatment, we must distribute to our stockholders, for each tax year, distributions treated as dividends for U.S. federal income tax purposes generally of an amount at least equal to 90% of our “investment company taxable income,” which is generally the sum of our net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses, determined without regard to any deduction for distributions paid, or the Annual Distribution Requirement. See “Material U.S. Federal Income Tax Considerations.”
Corporate Information
Our principal executive offices are located at 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112. We maintain a website at www.fsinvestments.com. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.
Emerging Growth Company Status
We qualify as an “emerging growth company,” as defined in Section 2(a) of the Securities Act of 1933, as amended, or the Securities Act, as amended by the Jumpstart Our Business Startups Act, or the JOBS Act. Other than the confidential submission of draft registration statements, we do not intend to take advantage of the exemptions available to emerging growth companies, including those related to the scaled disclosure requirements and modified accounting standards created by the JOBS Act, which are otherwise available to such companies.

FEES AND EXPENSES
The following table is intended to assist stockholders in understanding the costs and expenses that a stockholder in this offering will bear directly or indirectly by investing in Class A, Class I, Class M or Class T-2 shares. We caution stockholders that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you,” “us” or “FS Investment Corporation IV,” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in us.
	Class A	Class I	Class M	Class T-2
Stockholder transaction expenses (fees paid directly from your investment)
Maximum sales load imposed on purchases(1)	—	[•]%	—	[•]%
Annual operating expenses (as a percentage of average net assets attributable to shares)(2)
Base management fee(3)	[•]%	[•]%	[•]%	[•]%
Incentive fees payable under our investment advisory and administrative services agreement(4)	[•]%	[•]%	[•]%	[•]%
Interest payments on borrowed funds(5)	[•]%	[•]%	[•]%	[•]%
Distribution fee(6)	—	—	[•]%	[•]%
Other expenses(7)	[•]%	[•]%	[•]%	[•]%
Total annual expenses	[•]%	[•]%	[•]%	[•]%

(1)
“Sales load” includes upfront selling commissions and dealer manager fees and is presented as a percentage of gross offering proceeds.

(2)
Amount assumes that we sell $[•] million worth of each class of shares during the twelve months following March 31, 2018. The table also assumes that our net offering proceeds from such sales equal approximately $[•] million, resulting in estimated net assets of approximately $[•] million, and average net assets of approximately $[•] million, based on our net assets of approximately $350.4 million as of March 31, 2018. The amount also assumes inclusion of proceeds from our financing arrangement, of  $50.0 million from the facility with BNP Paribas Prime Brokerage, Inc., or BNP, which results in average total assets of approximately $[•] million. Actual expenses will depend on the number of shares we sell in this offering and the amount of leverage we employ. For example, if we were to raise proceeds significantly less than this amount over the next twelve months, our expenses as a percentage of our average net assets would be significantly higher. There can be no assurance that we will sell $[•] million worth of each class of shares during the twelve months following March 31, 2018.

(3)
Our base management fee under the investment advisory and administrative services agreement is payable quarterly in arrears and is calculated at an annual rate of 1.50%. The figure in the table is calculated on the basis of our assumed average net assets over the following twelve months and illustrates the effect of leverage. See “Investment Advisory and Administrative Services Agreement — Overview of the Advisor — Advisory Fees.” The base management fee shown in the table above is higher than the contractual rate because the base management fee in the table is required to be calculated as a percentage of our average net assets, rather than our average weekly value of our gross assets.

(4)
Based on our current business plan, we anticipate that we may have capital gains and interest income that could result in the payment of an incentive fee to the Advisor in the twelve months following March 31, 2018. However, the incentive fee payable to the Advisor is based on our performance and will not be paid unless we achieve certain performance targets. As we cannot predict whether we will meet the necessary performance targets, we have assumed that no incentive fee will be paid for purposes of this chart. We expect the incentive fees we pay to increase to the extent we earn greater interest income through our investments in portfolio companies, and realize capital gains upon the sale of investments in our portfolio companies.
The incentive fee consists of two parts. The first part of the incentive fee, which we refer to as the subordinated incentive fee on income, is calculated and payable quarterly in arrears based upon our “pre-incentive fee net investment income” for the immediately preceding quarter and is subject to a hurdle rate, expressed as a rate of return on adjusted capital equal to 1.75% per quarter, or an annualized hurdle rate of 7.0%. For purposes of this fee, “adjusted capital” means cumulative gross proceeds generated from sales of shares of our common stock (including proceeds from our distribution reinvestment plan) reduced for amounts paid for share repurchases pursuant to our share repurchase program. Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind, or PIK, interest and zero coupon securities), accrued income that we have not yet received in cash. Because the example below assumes a 5.0% annual return, as required by the SEC, no subordinated incentive fee on income would be payable in the following twelve months.
The second part of the incentive fee, which we refer to as the incentive fee on capital gains, is determined and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory and administrative services agreement). This fee equals 20.0% of our incentive fee on capital gains, which equals our realized capital gains on a cumulative basis from inception, is calculated as of the end of the applicable period, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gains incentive fees. The amount in the table assumes that the incentive fee on capital gains will be approximately [•]% of average net assets and is based on the actual realized capital gains for the three months ended March 31, 2018 and the unrealized appreciation of our investments and the TRS as of such date and assumes that all such unrealized appreciation is converted to realized capital gains on such date. Such amounts are expressed as a percentage of the estimated average net assets of approximately $[•] million for the twelve months following March 31, 2018. See “Investment Advisory and Administrative Services Agreement — Overview of the Advisor — Advisory Fees” for a full explanation of how both parts of the incentive fee are calculated.
(5)
On February 10, 2017, we entered into a committed facility arrangement with BNP through a wholly-owned subsidiary. The facility provides for borrowings in an aggregate amount up to $50.0 million with interest at a rate equal to three-month London Interbank Offered Rate, or LIBOR, plus 1.25% per annum. We are assuming that we borrow the full amount available to us following the twelve months ended March 31, 2018.

See “Management’s Discussion and Analysis of Financial Condition and Results of Operations —  Financial Condition, Liquidity and Capital Resources” for a discussion of our financing arrangements.
The figure in the table assumes we borrow the full amount available to us under each financing arrangement following the twelve months ended March 31, 2018, and that the annualized weighted average borrowing costs under the financing arrangements, including amortized costs and expenses, is [•]%. Because the total assumed borrowing (approximately $50.0 million) represents [•]% of our assumed average net assets for the twelve months following March 31, 2018 (approximately $[•] million), the borrowing cost as a percentage of net assets set forth in the table above is [•]% (or [•]% of  [•]%).
(6)
Percentage reflects an annual distribution fee of  [•]% and [•]% for Class M and Class T-2 shares, respectively, of the estimated value of such shares, as determined in accordance with applicable FINRA rules. The distribution fee will accrue daily and will be paid on a monthly basis. The distribution fee will compensate our affiliated dealer manager and its affiliates, selected broker-dealers and financial representatives for services rendered and expenses incurred in connection with the ongoing marketing, sale and distribution of our shares. The distribution fee is payable by us with respect to our Class M and Class T-2 shares. See “Plan of Distribution” for a more complete description of the compensation paid to the dealer manager and others affiliated with the sale of shares.
(7)
Other expenses primarily include accounting, legal and auditing fees, organization and offering costs, as well as the reimbursement of the compensation of administrative personnel and fees payable to our directors who do not also serve in an executive officer capacity for us or the Advisor. Amount also reflects estimated offering costs to be incurred by us of up to approximately $[•] million if we raise $[•] million in gross proceeds. We defer and amortize such costs as an expense over twelve months as we raise proceeds from the continuous public offering. Under the terms of the investment advisory and administrative services agreement, the Advisor is entitled to receive up to [•]% of gross proceeds raised in our continuous public offering until all organization and offering costs funded by the Advisor or its affiliates have been recovered. The organization and offering expense reimbursement consists of costs incurred by the Advisor and its affiliates on our behalf for legal, accounting, printing and other offering costs, including costs associated with technology integration between our systems and those of our selected broker-dealers, marketing expenses, salaries and direct expenses of the Advisor’s employees, employees of its affiliates and others while engaged in registering and marketing our common stock, which will include development of marketing materials and presentations, training and educational meetings and generally coordinating the marketing process for us. Any such reimbursements will not exceed actual expenses incurred by the Advisor. The Advisor will be responsible for the payment of our cumulative organization and offering costs to the extent they exceed [•]% of the aggregate proceeds from this offering, without recourse against or reimbursement by us. The amount presented in the table reflects estimated amounts we expect to expense during the twelve months following March 31, 2018, assuming we raise approximately $[•] million during such time.

Example
The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in Class A, Class I, Class M and Class T-2 shares. In calculating the following expense amounts, we have assumed that our annual operating expenses would remain at the percentage levels set forth in the table above, except that the investment would reach the applicable sales charge cap within three years and therefore the distribution fee will terminate within three years from the date of purchase. See “Plan of Distribution — Compensation of the Dealer Manager and Selected Broker-Dealers.”

You would pay the following expenses on a $1,000 investment in Class A, Class I, Class M and Class T-2 shares, assuming a 5.0% annual return:
	1 Year		3 Years		5 Years		10 Years
Class A Shares
Assuming a 5.0% annual return (none of which is subject to our incentive fee on capital gains)(1)	$	[•]	$	[•]	$	[•]	$	[•]
Assuming a 5.0% annual return resulting from net realized capital gains, which was estimated at 1.0% of net assets(2)	$	[•]	$	[•]	$	[•]	$	[•]
Class I Shares
Assuming a 5.0% annual return (none of which is subject to our incentive fee on capital gains)(1)	$	[•]	$	[•]	$	[•]	$	[•]
Assuming a 5.0% annual return resulting from net realized capital gains, which was estimated at 1.0% of net assets(2)	$	[•]	$	[•]	$	[•]	$	[•]
Class M Shares
Assuming a 5.0% annual return (none of which is subject to our incentive fee on capital gains)(1)	$	[•]	$	[•]	$	[•]	$	[•]
Assuming a 5.0% annual return resulting from net realized capital gains, which was estimated at 1.0% of net assets(2)	$	[•]	$	[•]	$	[•]	$	[•]
Class T-2 Shares
Assuming a 5.0% annual return (none of which is subject to our incentive fee on capital gains)(1)	$	[•]	$	[•]	$	[•]	$	[•]
Assuming a 5.0% annual return resulting from net realized capital gains, which was estimated at 1.0% of net assets(2)	$	[•]	$	[•]	$	[•]	$	[•]

(1)
Assumes that we will not realize any capital gains computed net of all realized capital losses and unrealized capital depreciation on any cumulative basis in any of the indicated time periods.

(2)
Assumes no unrealized capital depreciation.

The example and the expenses in the tables above should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown. Because the example assumes, as required by the SEC, a 5.0% annual return, no subordinated incentive fee on income would be accrued and payable in any of the indicated time periods. Our performance will vary and may result in a return greater or less than 5.0%. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our expenses, and returns to our stockholders, would be higher. See “Plan of Distribution” for additional information regarding stockholder transaction expenses.

QUESTIONS AND ANSWERS ABOUT THIS OFFERING
Set forth below are some of the more frequently asked questions and answers relating to our structure, our management, our business and an offering of this type. See “Prospectus Summary” and the remainder of this prospectus for more detailed information about our structure, our business and this offering.
Q:
What is a “BDC”?

A:
BDCs are closed-end funds that elect to be regulated as business development companies under the 1940 Act. As such, BDCs are subject to only certain provisions of the 1940 Act, as well as the Securities Act and the Exchange Act. BDCs make investments primarily in private or thinly traded public companies in the form of long-term debt or equity capital, with the goal of generating current income and/or capital growth. BDCs can be internally or externally managed and generally elect to be taxed as RICs for U.S. federal income tax purposes.

Q:
What is a “RIC”?

A:
A “RIC” is a corporation which qualifies and elects to be taxed as a regulated investment company under Subchapter M of the Code. A RIC generally does not have to pay corporate level U.S. federal income taxes on any income that it distributes to its stockholders. To qualify for and maintain qualification as a RIC, a company must, among other things, meet certain source-of-income and asset diversification requirements. In addition, in order to obtain RIC tax treatment, a company must distribute to its stockholders, each tax year, distributions generally of an amount at least equal to the sum of 90% of its “investment company taxable income,” determined without regard to any deduction for distributions paid. See “Material U.S. Federal Income Tax Considerations” for more information regarding RICs.

Q:
Who will choose which investments to make?

A:
Initial investment decisions will be made by the Advisor and will require the unanimous approval of its investment committee, or the Investment Committee. The members of the Investment Committee consist of three appointees of FS Investments (currently Sean Coleman, Brian Gerson and Michael Kelly) and three appointees of KKR Credit (currently Todd Builione, Daniel Pietrzak and Ryan Wilson). Our board of directors, including a majority of independent directors, oversees and monitors our investment performance and, beginning with the second anniversary of the effective date of the investment advisory and administrative services agreement, will annually review the investment advisory and administrative services agreement to determine, among other things, whether the fees payable under the agreement are reasonable in light of the services provided.

Q:
What is the experience of the Advisor?

A:
Our investment activities are managed by the Advisor, which is jointly operated by an affiliate of FS Investments and by KKR Credit. We believe the Advisor’s senior management team has significant experience across private lending and private equity investing, including experience advising and managing BDCs through their management of the investment advisers to other BDCs and closed-end funds. See “Management” for more information on the experience of the members of the senior management team.

Q:
How does a “best efforts” offering work?

A:
When shares of common stock are offered to the public on a “best efforts” basis, the broker-dealers and other financial representatives participating in the offering are only required to use their best efforts to sell the shares of common stock. Broker-dealers and other financial representatives do not have a firm commitment or obligation to purchase any of the shares of common stock.

Q:
How long will this offering last?

A:
This is a continuous public offering of our shares as permitted by the federal securities laws. We intend to file post-effective amendments to the registration statement of which this prospectus is a part, that will be subject to SEC review, to allow us to continue this offering for at least two years from the date of the effectiveness of the registration statement. This offering must be registered in every jurisdiction in which we offer or sell shares. Generally, such registrations are valid for a period of one year. Thus, we may have to stop selling shares in any jurisdiction in which our registration is not annually renewed or otherwise extended. Your ability to purchase shares and submit shares for repurchase will not be affected by the expiration of this offering and the commencement of a new one.

Q:
What are some of the material risks of investing in us?

A:
Other than those investments reflected in the schedule of investments in our most recent financial statements at the time you subscribe for our shares, you will not have the opportunity to evaluate our investments prior to purchasing our common stock. You may not have access to the money you invest for an indefinite period of time. You should not expect to be able to sell your shares regardless of how we perform. If you are unable to sell your shares, you will be unable to reduce your exposure on any market downturn. If you are able to sell your shares before we complete a liquidity event, it is likely that you will receive less than you paid for them. Our distributions may be funded from unlimited amounts of offering proceeds or borrowings, which may constitute a return of capital and reduce the amount of capital available to us for investment. Any capital returned to you through distributions will be distributed after payment of fees and expenses. You should carefully review the “Risk Factors” section of this prospectus which contains a detailed discussion of the material risks that you should consider before you invest in shares of our common stock.

Q:
What conflicts of interest may we face?

A:
The Advisor and its affiliates may experience various conflicts of interest in connection with the management of our business affairs. See “Prospectus Summary — Conflicts of Interest.”

Q:
Will I receive a stock certificate?

A:
No. Our board of directors has authorized the issuance of shares of our common stock without certificates. We expect that we will not issue shares in certificated form, although we may decide to issue certificates at such time, if ever, as we list our shares on a national securities exchange. We anticipate that all shares of our common stock will be issued in book-entry form only. The use of book-entry registration protects against loss, theft or destruction of stock certificates and reduces the offering costs.

Q:
Who can buy shares of common stock in this offering?

A:
While the minimum net worth and investment levels may be higher in certain jurisdictions, unless otherwise indicated, you may buy shares of our common stock pursuant to this prospectus if you have either (1) a net worth of at least $70,000 and an annual gross income of at least $70,000 or (2) a net worth of at least $250,000. For this purpose, net worth does not include your home, home furnishings and personal automobiles. Our suitability standards also require that a potential investor: (i) can reasonably benefit from an investment in us based on such investor’s overall investment objectives and portfolio structuring; (ii) is able to bear the economic risk of the investment based on the prospective stockholder’s overall financial situation; and (iii) has apparent understanding of  (a) the fundamental risks of the investment, (b) the risk that such investor may lose his or her entire investment, (c) the lack of liquidity of the shares, (d) the background and qualifications of the Advisor and (e) the tax consequences of the investment.

Class A and Class T-2 shares are available for purchase by investors meeting the suitability standards described herein. Class M shares are generally available for purchase by certain investors meeting the suitability standards described herein, including but not limited to, investors whose contract for investment advisory and related brokerage services includes a fixed or “wrap” fee or other asset-based fee arrangement. Class I shares are available for purchase by (i) clients of financial intermediaries who charge such clients an ongoing fee for advisory, investment, consulting or related services, including individuals, corporations, endowments and foundations, (ii) family offices and their clients, (iii) certain other institutional investors, (iv) high net worth investors and (v) investors affiliated with the Advisor and its affiliates and other individuals designated by management. Class I shares are not available for purchase through an omnibus or similar intermediary account. The minimum permitted purchase of Class I shares is $1,000,000. Except for certain share ownership and transfer restrictions contained in our charter, there is no limit on the number of Class I shares that may be sold to such persons. We may make certain sales directly to these groups designated by management or the dealer manager without a participating broker-dealer. For such direct sales, the dealer manager will serve as the broker-dealer of record. The Advisor and its affiliates will be expected to hold their Class I shares purchased as stockholders for investment and not with a view towards distribution.
A Class M and a Class T-2 share will convert into a Class I share upon the earliest of  (i) such Class M share or Class T-2 share reaching the applicable sales charge cap, (ii) our dealer manager advising us that the aggregate underwriting compensation payable from all sources (determined in accordance with applicable FINRA rules) would be in excess of 10% of the gross proceeds of this offering and (iii) a liquidity event. See “— Compensation of the Dealer Manager and Selected Broker-Dealers.”
Generally, you must purchase at least $5,000 in our Class A, Class M and Class T-2 shares, or $1,000,000 in our Class I shares. After you have satisfied the applicable minimum purchase requirement, additional purchases of Class A, Class M and Class T-2 shares must be in increments of at least $500, and additional purchases of Class I shares must be in increments of at least $100,000, except for purchases made pursuant to our distribution reinvestment plan. These minimum net worth and investment levels may be higher in certain jurisdictions, so you should carefully read the more detailed description under “Suitability Standards.”
Our affiliates may also purchase shares of our common stock. The upfront selling commissions and dealer-manager fees, if any, that are payable in this offering may be reduced or waived for certain purchasers, including our affiliates.
Q:
How do I subscribe for shares of common stock?

A:
If you meet the suitability standards and choose to purchase shares in this offering, you will need to (1) complete a subscription agreement, the form of which is attached to this prospectus as Appendix A, and (2) pay for the shares at the time you subscribe. We reserve the right to reject any subscription in whole or in part. Subscriptions generally will be accepted or rejected within 15 days of receipt by us, and, each investor will be generally admitted not later than the first monthly closing after the investor’s subscription was accepted by us. If the investor’s subscription is accepted, we will send confirmation and notice of our acceptance to the investor. If rejected, all funds (without interest) will be returned to subscribers without deduction for any expenses within ten business days from the date the subscription is rejected.

Q:
Is there any minimum initial investment required?

A:
Yes. To purchase Class A, Class M or Class T-2 shares in this offering, you must make an initial purchase of at least $5,000. Once you have satisfied the minimum initial purchase requirement, any additional purchases of Class A, Class M or Class T-2 shares in this offering must be in amounts of at least $500, except for additional purchases pursuant to our distribution reinvestment plan. To purchase Class I shares in this offering, you must make an initial purchase of at least $1,000,000. Once you have satisfied the minimum initial purchase requirement, any additional purchases of Class I shares in this offering must be in amounts of at least $100,000, except for additional purchases pursuant to our distribution reinvestment plan. Such minimum purchase amounts may be waived in our sole discretion. See “Plan of Distribution.”

Q:
Can I invest through my IRA, Keogh or after-tax deferred account?

A:
Yes, subject to the suitability standards. An approved trustee must process and forward to us subscriptions made through IRAs, Keogh plans and 401(k) plans. In the case of investments through IRAs, Keogh plans and 401(k) plans, we will send the confirmation and notice of our acceptance to the trustee. Please be aware that in purchasing shares, custodians or trustees of employee pension benefit plans or IRAs may be subject to the fiduciary duties imposed by the Employee Retirement Income Security Act of 1974, as amended, or ERISA, or other applicable laws and to the prohibited transaction rules prescribed by ERISA and related provisions of the Code. In addition, prior to purchasing shares, the trustee or custodian of an employee pension benefit plan or an IRA should determine that such an investment would be permissible under the governing instruments of such plan or account and applicable law. See “Suitability Standards” for more information.

Q:
What kinds of fees will I be paying?

A:
Investors may incur different kinds of fees. First, there are stockholder transaction expenses that consist of a one-time, upfront selling commission and dealer manager fee, which are calculated as a percentage of the public offering price. In addition, Class M and Class T-2 shares are subject to a distribution fee calculated as a percentage of the estimated value of such shares. Lastly, our investors will bear the recurring fees and expenses payable by us. As an externally managed BDC, we will incur various recurring expenses, including base management fees, incentive fees and administrative costs that are payable under the investment advisory and administrative services agreement. Our investors also incur our direct expenses, including administrative expenses, organization and offering costs, and other expenses incurred by us relating to our ongoing operations. See “Fees and Expenses,” “Investment Advisory and Administrative Services Agreement” and “Share Class Specifications” for more information.

Q:
What is the difference among the four classes of shares?

A:
Certain share classes are only available for certain types of investors, and Class I shares have a different minimum investment amount than the other classes of common stock. See “Share Class Specifications.” In addition, each share class has a different upfront sales load and fee and expense structure, and may have distinct advantages and disadvantages for different investors. Determining which share class is best for you depends on the dollar amount you are investing and the number of years for which you invest. Selected broker-dealers may elect to offer, or refrain from offering, one or more of our classes of shares. Based on your personal situation, your financial advisor can help you decide which class of shares makes the most sense for you. See “Fees and Expenses,” “Distributions,” “Share Class Specifications” and “Share Repurchase Program” for more information.

Q:
How will the payment of fees and expenses affect my invested capital?

A:
The payment of fees and expenses will reduce the funds available to us for investment in portfolio companies and the income generated by the portfolio as well as funds available for distribution to stockholders. The payment of fees and expenses will also reduce the net asset value of your shares of common stock.

Q:
Will the distributions I receive be taxable?

A:
Cash distributions by us generally will be taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, the sum of our net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses, determined without regard to any deduction for distributions paid) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares of common stock. Under current law, to the extent such distributions paid by us to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions, or Qualifying Dividends, may be eligible for a current maximum tax rate of either 15% or 20%, depending on whether the stockholder’s income exceeds certain threshold amounts. In this regard, it is anticipated that distributions paid by us generally will not be attributable to dividends and, therefore, generally will not qualify for the preferential maximum rate applicable to Qualifying Dividends or for the corporate dividends received deduction. Distributions of our net capital gains (which is, generally, our realized net long-term capital gains in excess of realized net short-term capital losses) properly designated by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains that are currently generally taxable at a maximum rate of either 15% or 20% (depending on whether the stockholder’s income exceeds certain threshold amounts) in the case of individuals, trusts or estates, regardless of a U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional shares of common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder.
Q:
When will I get my detailed tax information?

A:
We will send to each of our U.S. stockholders, within 75 days after the end of our fiscal year, a notice detailing, on a per share and per distribution basis, the amounts to be included in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gains.

Q:
Will I be notified on how my investment is doing?

A:
Within 60 days after the end of each fiscal quarter, we will distribute our quarterly report on Form 10-Q to all stockholders of record. In addition, we will distribute our annual report on Form 10-K to all stockholders of record within 120 days after the end of each fiscal year. These reports will also be available on our website at www.fsinvestments.com and on the SEC’s website at www.sec.gov. These reports should not be considered a part of or as incorporated by reference in this prospectus, or the registration statement of which this prospectus is a part, unless this prospectus or such registration statement is specifically amended or supplemented to include such reports.

Q:
Will I be able to sell my shares of common stock in a secondary market?

A:
We do not currently intend to list our shares on an exchange and do not expect a public trading market to develop for them in the foreseeable future. Because of the lack of a trading market for our shares, it is unlikely that stockholders will be able to sell their shares. If you are able to sell your shares, it is likely that you will have to sell them at a significant discount to the purchase price of your shares.

Q:
Are there any restrictions on the transfer of shares?

A:
No. Except as may be provided by our board of directors in setting the terms of classified or reclassified stock, or as described in “Share Class Specifications,” our shares of common stock will have no preemptive, exchange, conversion or redemption rights and will be freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. However, we do not currently intend to list our shares on an exchange and do not expect a public trading market to develop for them in the foreseeable future. We have implemented a share repurchase program, but only a limited number of shares will be eligible for repurchase by us. The maximum number of shares of common stock to be repurchased for any repurchase offer will not exceed the lesser of  (i) the greater of  (x) the number of shares of common stock that we can repurchase with the proceeds we receive from the sale of shares of common stock under our distribution reinvestment plan during the twelve-month period ending on the expiration date of such repurchase offer (less the amount of any such proceeds used to repurchase shares of common stock on each previous repurchase date for tender offers conducted during such period) and (y) the number of shares of common stock that we can repurchase with the proceeds we receive from the sale of shares of common stock under our distribution reinvestment plan during three-month period ending on the expiration date of such repurchase offer and (ii) 10.0% of the weighted average number of shares of common stock outstanding in the prior calendar year, or 2.5% in each calendar quarter. Any such repurchases will be at the net offering price in effect on the date of repurchase. See “Share Repurchase Program.” As a result, your ability to sell your shares will be limited and you may not receive a full return of invested capital upon selling your shares. We will not charge for transfers of our shares except for necessary and reasonable costs actually incurred by us. See “Risk Factors — Risks Related to Our Continuous Public Offering and an Investment in Our Common Stock.”
Q:
Will I otherwise be able to liquidate my investment?

A:
We intend to seek to complete a liquidity event for our stockholders within three to five years following the completion of our offering stage However, the offering period may extend for an indefinite period. Accordingly, you should consider that you may not have access to the money you invest for an indefinite period of time until we complete a liquidity event. We will view our offering stage as complete as of the termination date of our most recent public equity offering, if we have not conducted a public equity offering in any continuous two-year period. We may determine not to pursue a liquidity event if we believe that then-current market conditions are not favorable for a liquidity event, and that such conditions will improve in the future. A liquidity event could include (1) a listing of our common stock on a national securities exchange; (2) the sale of all or substantially all of our assets either on a complete portfolio basis or individually followed by a liquidation; or (3) a merger or another transaction approved by our board of directors in which our stockholders likely will receive cash or shares of a publicly traded company, including potentially a company that is an affiliate of FS Investments or KKR Credit. Upon the occurrence of a liquidity event, all Class M, Class T and Class T-2 shares will automatically convert into Class I shares and the distribution fee will terminate. While our intention is to seek to complete a liquidity event within three to five years following the commencement of this offering, there can be no assurance that a suitable transaction will be available or that market conditions for a liquidity event will be favorable during that timeframe. As such, there can be no assurance that we will complete a liquidity event at all.

Q:
Who can help answer my questions?

A:
If you have more questions about this offering or if you would like additional copies of this prospectus, you should contact your financial representative or the dealer manager at:

FS Investment Solutions, LLC
201 Rouse Boulevard
Philadelphia, PA 19112
(877) 372-9880
Attention: Investor Services

SELECTED FINANCIAL DATA
You should read this selected consolidated financial data in conjunction with “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and our consolidated financial statements and notes thereto included elsewhere in this prospectus. The selected financial data as of and for the three months ended March 31, 2018 and 2017 has been derived from our unaudited financial statements and the selected financial data as of and for the year ended December 31, 2017, as of and for the period from January 6, 2016 (Commencement of Operations) through December 31, 2016 and as of and for the period from February 15, 2015 (Inception) to December 31, 2015 has been derived from our audited consolidated financial statements.
	Three Months Ended		Year Ended December 31, 2017	Period from January 6, 2016 (Commencement of Operations) through December 31, 2016(1)	Period from February 15, 2015 (Inception) to December 31, 2015(1)
	March 31, 2018	March 31, 2017
Statements of operations data:
Investment income	$6,089	$1,976	$20,070	$3,185	—
Operating expenses
Total expenses	2,732	3,003	13,951	5,616	—
Management fee waiver	(232)	(89)	(696)	—	—
Less: Expense reimbursement from sponsor	—	666	—	(666)	—
Net expenses	2,500	3,580	13,921	4,950	—
Net investment income (loss)	3,913	(221)	6,149	(1,765)	—
Total net realized and unrealized gain (loss) on investments and total return swap	(1,800)	5,116	13,991	9,882	—
Net increase (decrease) in net assets resulting from operations	$2,113	$4,895	$20,140	$8,117	—
Per share data:(2)
Net investment income (loss) – basic and diluted	$0.12	$(0.01)	$0.25	$(0.26)	—
Net increase (decrease) in net assets resulting from operations – basic and diluted	$0.07	$0.28	$0.83	$1.17	—
Distributions declared(3)	$0.17	$0.19	$0.74	$0.64	—
Balance sheet data:
Total assets	$374,536	$255,946	$376,306	$176,089	$200
Credit facility payable	$19,900	$—	$19,900	—	—
Total net assets	$350,368	$214,918	$351,537	$161,996	$200
Other data:
Total return(4)	0.64%	2.83%	8.34%	13.20%	—
Total return (without assuming reinvestment of distributions)(4)	0.63%	2.65%	8.21%	12.84%	—
Number of portfolio company investments at period end	44	35	45	18	—
Total portfolio investments for the period	$4,706	$115,926	$271,224	$159,803	—
Proceeds from sales and repayments of investments	$12,020	$14,961	$72,672	$99,418	—
Dollar amounts are presented in thousands, except for per share data.

(1)
We formally commenced investment operations on January 6, 2016. Prior to such date, we had no operations except for matters relating to our organization.

(2)
The per share data was derived by using the weighted average shares outstanding during the applicable period.

(3)
The per share data for distributions reflects the actual amount of distributions paid per share during the applicable period.

(4)
The total return for each period presented was calculated based on the change in net asset value during the applicable period, including the impact of distributions reinvested in accordance with our distribution reinvestment plan. The total return (without assuming reinvestment of distributions) for each period presented was calculated by taking the net asset value per share as of the end of the applicable period, adding the cash distributions per share which were declared during the applicable period and dividing the total by the net asset value per share at the beginning of the applicable period. The total returns do not consider the effect of any sales commissions or charges that may be incurred in connection with the sale of shares of our common stock. The total returns include the effect of the issuance of shares at a net offering price that is greater than net asset value per share, which causes an increase in net asset value per share. The historical calculations of total returns in the table should not be considered representations of our future total returns, which may be greater or less than the returns shown in the table due to a number of factors, including our ability or inability to make investments in companies that meet our investment criteria, the interest rates payable on the debt securities we acquire, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any previous period should not be relied upon as being indicative of performance in future periods. The total return calculations set forth above represent the total returns on our investment portfolio during the applicable period and do not represent actual returns to stockholders. For additional detail, see “Note 11. Financial Highlights” in our audited consolidated financial statements.

RISK FACTORS
Investing in our common stock involves a number of significant risks. In addition to the other information contained in this prospectus, you should consider carefully the following information before making an investment in our common stock. If any of the following events occur, our business, financial condition and results of operations could be materially and adversely affected. In such case, the net asset value of our common stock could decline, and you may lose all or part of your investment.
Risks Related to Our Continuous Public Offering and an Investment in Our Common Stock
Our shares are not listed on an exchange or quoted through a quotation system, and will not be for the foreseeable future, if ever. Therefore, if stockholders purchase shares in this offering, it is unlikely that they will be able to sell them and, if they are able to do so, it is unlikely that they will receive a full return of their invested capital.
Our shares are illiquid assets for which there is not a secondary market and it is not expected that any will develop in the foreseeable future. There can be no assurance that we will complete a liquidity event. A liquidity event could include: (1) a listing of our shares on a national securities exchange; (2) the sale of all or substantially all of our assets either on a complete portfolio basis or individually followed by a liquidation; or (3) a merger or another transaction approved by our board of directors in which our stockholders likely will receive cash or shares of a publicly traded company, including potentially a company that is an affiliate of FS Investments or KKR Credit. Upon the occurrence of a liquidity event, all Class M, Class T and Class T-2 shares will automatically convert into Class I shares and the distribution fee will terminate.
In addition, any shares repurchased pursuant to our share repurchase program may be purchased at a price which may reflect a discount from the purchase price stockholders paid for the shares being repurchased. See “Share Repurchase Program” for a detailed description of our share repurchase program. If our shares are listed, we cannot assure stockholders that a public trading market will develop. In addition, a liquidity event involving a listing of our shares on a national securities exchange may include certain restrictions on the ability of stockholders to sell their shares. Further, even if we do complete a liquidity event, stockholders may not receive a return of all of their invested capital.
We are not obligated to complete a liquidity event by a specified date; therefore, it will be difficult for an investor to sell his or her shares.
A liquidity event could include: (1) a listing of our common stock on a national securities exchange; (2) the sale of all or substantially all of our assets either on a complete portfolio basis or individually followed by a liquidation; or (3) a merger or another transaction approved by our board of directors in which our stockholders likely will receive cash or shares of a publicly traded company, including potentially a company that is an affiliate of FS Investments or KKR Credit. However, there can be no assurance that we will complete a liquidity event by a specified date or at all. If we do not successfully complete a liquidity event, liquidity for a stockholder’s shares will be limited to our share repurchase program, which we have no obligation to maintain.
The Advisor may have an incentive to delay a liquidity event, which may result in actions that are not in the best interest of our stockholders.
The distribution fee will be payable by us to compensate our affiliated dealer manager and its affiliates for services and expenses in connection with the ongoing marketing, sale and distribution of our shares. The distribution fee will terminate for all Class M, Class T and Class T-2 stockholders upon a liquidity event. As such, the Advisor, an affiliate of our dealer manager, may have an incentive to delay a liquidity event if such amounts receivable by our dealer manager have not been fully paid. A delay in a liquidity event may not be in the best interests of our stockholders.
Investors will not know the purchase price per share at the time they submit their subscription agreements and could receive fewer shares of common stock than anticipated if our board of directors determines to increase the offering price to comply with the requirement that we avoid selling Class A, Class I, Class M and Class T-2 shares at a net offering price below the net asset value per share of such class.
The purchase price at which an investor purchases Class A, Class I, Class M and Class T-2 shares will be determined at each monthly closing date to ensure that the sales price of such class, after deducting upfront selling commissions and applicable dealer manager fees, if any, is equal to or greater than the net asset value per share of such class. As a result, in the event of an increase in the net asset value per share of such class, the investor’s purchase price may be higher than the prior monthly closing price per share of such class, and therefore he or she may receive fewer Class A, Class I, Class M or Class T-2 shares than if he or she had subscribed at the prior monthly closing price. See “Determination of Net Asset Value.”
We are a relatively new company and have a limited operating history.
We were formed on February 25, 2015 and formally commenced investment operations on January 6, 2016 after satisfying the minimum offering requirement of selling, in the aggregate, $1.0 million of our common stock to persons not affiliated with us or FSIC IV Advisor. We are subject to all of the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objectives and that the value of our common stock could decline substantially.
As a new company with relatively few investments, our continuous public offering may be deemed to be a “blind pool” offering. An investor may not have the opportunity to evaluate historical data or assess our future investments prior to purchasing our shares.
Other than those investments reflected in the schedule of investments in our most recent financial statements at the time an investor subscribed for our shares, an investor will not be able to evaluate the economic merits, transaction terms or other financial or operational data concerning future investments we make using the proceeds from our continuous public offering prior to making a decision to purchase our shares. An investor must rely on the Advisor to implement our investment policies, to evaluate all of our investment opportunities and to structure the terms of our investments rather than evaluating our investments in advance of purchasing shares of our common stock. Because investors are not able to evaluate our investments in advance of purchasing our shares, our continuous public offering may entail more risk than other types of offerings. This additional risk may hinder an investor’s ability to achieve their own personal investment objectives related to portfolio diversification, risk-adjusted investment returns and other objectives.
If we are unable to raise substantial funds in our ongoing, continuous “best efforts” public offering, we will be limited in the number and type of investments we may make, and the value of a stockholder’s investment in us may be reduced in the event our assets under-perform.
Our continuous public offering is being made on a best efforts basis, whereby the dealer manager and broker-dealers participating in the offering are only required to use their best efforts to sell our shares and have no firm commitment or obligation to purchase any of the shares. Even though we established a minimum size of our offering necessary for us to release funds from the escrow account and utilize subscription funds, such amount will not, by itself, be sufficient for us to purchase a portfolio of investments that meets our investment objectives and criteria. To the extent that less than the maximum number of shares is subscribed for, the opportunity for the allocation of our investments among various issuers and industries may be decreased, and the returns achieved on those investments may be reduced as a result of allocating all of our expenses over a smaller capital base.
The dealer manager in our continuous public offering may be unable to sell a sufficient number of shares for us to achieve our investment objectives.
The dealer manager for our continuous public offering is FS Investment Solutions. There is no assurance that our dealer manager will be able to sell a sufficient number of shares to allow us to have adequate funds to purchase a portfolio of investments allocated among various issuers and industries and generate income sufficient to cover our expenses. As a result, we may be unable to achieve our investment objectives and stockholders could lose some or all of the value of their investment.
Because the dealer manager for our continuous public offering is one of our affiliates, stockholders will not have the benefit of an independent due diligence review of us by our affiliated dealer manager, which is customarily performed in firm commitment underwritten offerings; the absence of an independent due diligence review by our affiliated dealer manager increases the risks and uncertainty faced as a stockholder.
The dealer manager for our continuous public offering is one of our affiliates. As a result, its due diligence review and investigation of us and this prospectus cannot be considered to be an independent review. Therefore, stockholders do not have the benefit of an independent review and investigation of our offering of the type normally performed by an unaffiliated, independent underwriter in a firm commitment underwritten public securities offering.
Our ability to successfully conduct our continuous public offering depends, in part, on the ability of the dealer manager to establish, operate and maintain a network of broker-dealers.
The success of our continuous public offering, and correspondingly our ability to implement our business strategy, depends upon the ability of the dealer manager to establish, operate and maintain a network of licensed securities broker-dealers and other agents to sell our shares. If the dealer manager fails to perform, we may not be able to raise adequate proceeds through our continuous public offering to implement our investment strategy. If we are unsuccessful in implementing our investment strategy, stockholders could lose all or a part of their investment.
Only a limited number of shares will be repurchased pursuant to our share repurchase program and stockholders may not be able to sell all of their shares under our share repurchase program or recover the amount of their investment in those shares.
Our share repurchase program includes numerous restrictions that limit stockholders’ ability to sell their shares. We intend to limit the number of shares repurchased pursuant to our share repurchase program as follows: (1) we currently intend to limit the number of shares to be repurchased for any repurchase offer to the lesser of  (i) the greater of  (x) the number of shares of common stock that we can repurchase with the proceeds we receive from the sale of shares of common stock under our distribution reinvestment plan during the twelve-month period ending on the expiration date of such repurchase offer (less the amount of any such proceeds used to repurchase shares of common stock on each previous repurchase date for tender offers conducted during such period) and (y) the number of shares of common stock that we can repurchase with the proceeds we receive from the sale of shares of common stock under our distribution reinvestment plan during three-month period ending on the expiration date of such repurchase offer and (ii) 10.0% of the weighted average number of shares of common stock outstanding in the prior calendar year, or 2.5% in each calendar quarter; (2) unless you tender all of your shares, you must tender at least 25% of the number of shares they have purchased and generally must maintain a minimum balance of  $5,000 in Class A, Class M and Class T-2 shares and a minimum balance of  $1,000,000 in Class I shares, subsequent to submitting a portion of their shares for repurchase by us; and (3) to the extent that the number of shares tendered for repurchase exceeds the number of shares that we are able to repurchase, we will repurchase shares on a pro rata basis, not on a first-come, first-served basis. Our board of directors reserves the right, in its sole discretion, to limit the number of shares to be repurchased for each class by applying the limitations on the number of shares to be repurchased, noted above, on a per class basis. Further, we will have no obligation to repurchase shares if the repurchase would violate the restrictions on distributions under federal law or Maryland law, which prohibits distributions that would cause a corporation to fail to meet statutory tests of solvency. Any of the foregoing limitations may prevent us from accommodating all repurchase requests made in any year. For example, our affiliate, FS Investment Corporation, commenced a share repurchase program in March 2010 with substantially similar terms as our share repurchase program. Because FS Investment Corporation had relatively few shares outstanding during the first year of its operations, the limitation described in clause (2) above resulted in fewer than all of the tendered shares being repurchased in two tender offers conducted by FS Investment Corporation in 2010. In addition, in recent quarters, certain other BDCs that are advised by the Advisor repurchased less than all of the shares tendered in their respective tender offers.
In addition, our board of directors may amend, suspend or terminate the share repurchase program at any time. We will notify stockholders of such developments (1) in our quarterly reports or (2) by means of a separate mailing to stockholders, accompanied by disclosure in a current or periodic report under the Exchange Act. In addition, although we have adopted a share repurchase program, we have discretion to not repurchase shares, to suspend the share repurchase program and to cease repurchases. In addition, any shares repurchased pursuant to our share repurchase program may be purchased at a significant discount from the purchase price stockholders paid for the shares being repurchased. Further, the share repurchase program has many limitations and should not be relied upon as a method to sell shares promptly or at a desired price. For additional details regarding the price at which we expect to purchase shares pursuant to our share repurchase program, see “The timing of our repurchase offers pursuant to our share repurchase program may be at a time that is disadvantageous to our stockholders.”
Additionally, our repurchase of shares will decrease our assets, and, therefore, will have the effect of increasing our expense ratio. Repurchase offers and the need to fund repurchase obligations may also affect our ability to be fully invested or force us to maintain a higher percentage of our assets in liquid investments, which may harm our investment performance.
The timing of our repurchase offers pursuant to our share repurchase program may be at a time that is disadvantageous to our stockholders.
When we make quarterly repurchase offers pursuant to our share repurchase program, we may offer to repurchase shares at a price that is lower than the price that stockholders paid for shares in our offering. As a result, to the extent investors have the ability to sell their shares to us as part of our share repurchase program, the price at which a stockholder may sell shares, which we expect will be at the net offering price in effect on the date of repurchase, may be lower than what an investor paid in connection with the purchase of shares in our offering.
In addition, in the event a stockholder chooses to participate in our share repurchase program, the stockholder will be required to provide us with notice of intent to participate prior to knowing what the repurchase price will be on the repurchase date. Although a stockholder will have the ability to withdraw a repurchase request prior to the expiration date of such tender offer, to the extent a stockholder seeks to sell shares to us as part of our share repurchase program, the stockholder will be required to do so without knowledge of what the repurchase price of our shares will be on the repurchase date.
We may pay distributions from borrowings or the sale of assets to the extent our cash flows from operations, net investment income or earnings are not sufficient to fund declared distributions.
To the extent declared distributions exceed our net investment income or cash flow from operations, we may fund distributions from the uninvested proceeds of our continuous public offering or borrowings, and we have not established limits on the amount of funds we may use from these sources to make future distributions. We have also paid and may continue to pay distributions from the sale of assets to the extent distributions exceed our earnings or cash flows from operations. Distributions from any of the aforementioned sources could reduce the amount of capital we ultimately invest in our portfolio companies.
A stockholder’s interest in us will be diluted if we issue additional shares, which could reduce the overall value of an investment in us.
Our stockholders do not have preemptive rights to any shares we issue in the future. Our charter authorizes us to issue 1,100,000,000 shares of common stock. Pursuant to our charter, a majority of our entire board of directors may amend our charter to increase the number of authorized shares of stock without stockholder approval. After an investor purchases shares, our board of directors may elect to sell additional shares in the future, issue equity interests in private offerings or issue share-based awards to our independent directors or personnel providing services to us on behalf of the Advisor. To the extent we issue additional equity interests after an investor purchases our shares, an investor’s percentage ownership interest in us will be diluted. In addition, depending upon the terms and pricing of any additional offerings and the value of our investments, a stockholder may also experience dilution in the book value and fair value of his or her shares.
Our distributions to stockholders may be funded from expense reimbursements or waivers of investment advisory fees that are subject to repayment pursuant to our expense reimbursement agreement.
For a period of time following commencement of this offering, which time period may be significant, substantial portions of our distributions have been funded through the reimbursement of certain expenses by FS Investments and its affiliates, including through the waiver of certain investment advisory fees by FSIC IV Advisor, and may in the future be funded through reimbursement of certain expenses by the Advisor and its affiliates, including through the waiver of certain investment advisory fees by the Advisor, in each case that are subject to repayment by us within three years. Any such distributions funded through expense reimbursements or waivers of advisory fees were not based on our investment performance, and can only be sustained if we achieve positive investment performance in future periods and/or the Advisor continues to make such reimbursements or waivers of such fees. Our future repayment of amounts reimbursed or waived by FS Investments, the Advisor or their respective affiliates, as applicable, will reduce the distributions that stockholders would otherwise receive in the future. There can be no assurance that we will achieve the performance necessary to be able to pay distributions at a specific rate or at all. The Advisor has no obligation to waive advisory fees or otherwise reimburse expenses in future periods. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Overview — Expense Reimbursement” for a detailed discussion of the previous expense reimbursement agreement, including amounts reimbursed to us by FS Investments thereunder and the repayment of such amounts to FS Investments.
Certain provisions of our charter and bylaws, as well as provisions of the Maryland General Corporation Law, could deter takeover attempts and have an adverse impact on the value of our common stock.
The Maryland General Corporation Law, or the MGCL, and our charter and bylaws contain certain provisions that may have the effect of discouraging, delaying or making difficult a change in control of our Company or the removal of our incumbent directors. Under the Business Combination Act of the MGCL, certain business combinations between us and an “interested stockholder” (defined generally to include any person who beneficially owns 10% or more of the voting power of our outstanding shares) or an affiliate thereof is prohibited for five years and thereafter are subject to special stockholder voting requirements, to the extent that such statute is not superseded by applicable requirements of the 1940 Act. However, our board of directors has adopted a resolution exempting from the Business Combination Act any business combination between us and any person to the extent that such business combination receives the prior approval of our board of directors, including a majority of our directors who are not interested persons as defined in the 1940 Act. Under the Control Share Acquisition Act of the MGCL, “control shares” acquired in a “control share acquisition” have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter, excluding shares owned by the acquirer, by officers or by directors who are employees of the corporation. Our bylaws contain a provision exempting from the Control Share Acquisition Act any and all acquisitions by any person of shares of our common stock, but such provision may be repealed at any time (before or after a control share acquisition). However, we will amend our bylaws to repeal such provision (so as to be subject to the Control Share Acquisition Act) only if our board of directors determines that it would be in our best interests and if the staff of the SEC does not object to our determination that our being subject to the Control Share Acquisition Act does not conflict with the 1940 Act. The Business Combination Act (if our board of directors should repeal the resolution) and the Control Share Acquisition Act (if we amend our bylaws to be subject to that Act) may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.
In addition, at any time that we have a class of equity securities registered under the Exchange Act and we have at least three independent directors, certain provisions of the MGCL permit our board of directors, without stockholder approval and regardless of what is currently provided in our charter or bylaws, to implement certain takeover defenses, including adopting a classified board or increasing the vote required to remove a director.
Moreover, our board of directors may, without stockholder action, authorize the issuance of shares of stock in one or more classes or series, including preferred stock; and our board of directors may, without stockholder action, amend our charter to increase the number of shares of stock of any class or series that we have authority to issue.
These anti-takeover provisions may inhibit a change of control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the value of our common stock.

The net asset value of our common stock may fluctuate significantly.
The net asset value of the market for shares of our common stock may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include: (i) changes in regulatory policies or tax guidelines, particularly with respect to RICs or BDCs; (ii) loss of RIC or BDC status; (iii) changes in earnings or variations in operating results; (iv) changes in the value of our portfolio of investments; (v) changes in accounting guidelines governing valuation of our investments; (vi) any shortfall in revenue or net income or any increase in losses from levels expected by investors; (vii) departure of our investment adviser or certain of its key personnel; (viii) general economic trends and other external factors; and (ix) loss of a major funding source.
Risks Related to Our Investments
Our investments in prospective portfolio companies may be risky, and we could lose all or part of our investment.
Our investments in senior secured loans, second lien secured loans, senior secured bonds, subordinated debt and equity of private U.S. companies, including middle market companies, may be risky and there is no limit on the amount of any such investments in which we may invest.
Senior Secured Loans, Second Lien Secured Loans and Senior Secured Bonds.   There is a risk that any collateral pledged by portfolio companies in which we have taken a security interest may decrease in value over time or lose its entire value, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the portfolio company to raise additional capital. To the extent our debt investment is collateralized by the securities of a portfolio company’s subsidiaries, such securities may lose some or all of their value in the event of the bankruptcy or insolvency of the portfolio company. Also, in some circumstances, our security interest may be contractually or structurally subordinated to claims of other creditors. In addition, deterioration in a portfolio company’s financial condition and prospects, including its inability to raise additional capital, may be accompanied by deterioration in the value of the collateral for the debt. Secured debt that is under-collateralized involves a greater risk of loss. In addition, second lien secured debt is granted a second priority security interest in collateral, which means that any realization of collateral will generally be applied to pay senior secured debt in full before second lien secured debt is paid. Consequently, the fact that debt is secured does not guarantee that we will receive principal and interest payments according to the debt’s terms, or at all, or that we will be able to collect on the debt should we be forced to enforce our remedies.
Subordinated Debt.   Our subordinated debt investments will generally rank junior in priority of payment to senior debt and will generally be unsecured. This may result in a heightened level of risk and volatility or a loss of principal, which could lead to the loss of the entire investment. These investments may involve additional risks that could adversely affect our investment returns. To the extent interest payments associated with such debt are deferred, such debt may be subject to greater fluctuations in valuations, and such debt could subject us and our stockholders to non-cash income. Because we will not receive any principal repayments prior to the maturity of some of our subordinated debt investments, such investments will be of greater risk than amortizing loans.
Equity Investments.   We may make select equity investments. In addition, in connection with our debt investments, we on occasion may receive equity interests such as warrants or options as additional consideration. The equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.
Non-U.S. Securities.   We may invest in non-U.S. securities, which may include securities denominated in U.S. dollars or in non-U.S. currencies and securities of companies in emerging markets, to the extent permitted by the 1940 Act. Because evidences of ownership of such securities usually are held outside the United States, we would be subject to additional risks if we invested in non-U.S. securities, which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest on the non-U.S. securities to stockholders located outside the country of the issuer, whether from currency blockage or otherwise. Because non-U.S. securities may be purchased with and payable in foreign currencies, the value of these assets as measured in U.S. dollars may be affected unfavorably by changes in currency rates and exchange control regulations. In addition, investing in securities of companies in emerging markets involves many risks, including potential inflationary economic environments, regulation by foreign governments, different accounting standards, political uncertainties and economic, social, political, financial, tax and security conditions in the applicable emerging market, any of which could negatively affect the value of companies in emerging markets or investments in their securities.
Below Investment Grade Risk.   In addition, we may invest in securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be difficult to value and illiquid.
Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.
Our portfolio companies may have, or may be permitted to incur, other debt that ranks equally with, or senior to, the debt in which we invest. By their terms, such debt instruments may entitle the holders to receive payment of interest or principal on or before the dates on which we are entitled to receive payments with respect to the debt instruments in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any proceeds. After repaying such senior creditors, such portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with debt instruments in which we invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.
There may be circumstances where our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.
If one of our portfolio companies were to go bankrupt, depending on the facts and circumstances, including the extent to which we actually provided managerial assistance to that portfolio company, a bankruptcy court might recharacterize our debt investment and subordinate all or a portion of our claim to that of other creditors. In situations where a bankruptcy carries a high degree of political significance, our legal rights may be subordinated to other creditors. We may also be subject to lender liability claims for actions taken by us with respect to a borrower’s business or in instances where we exercise control over the borrower or render significant managerial assistance.
We generally will not control our portfolio companies.
We do not expect to control most of our portfolio companies, even though we may have board representation or board observation rights, and our debt agreements with such portfolio companies may contain certain restrictive covenants. As a result, we are subject to the risk that a portfolio company in which we invest may make business decisions with which we disagree and the management of such company, as representatives of the holders of their common equity, may take risks or otherwise act in ways that do not serve our interests as debt investors. Due to the lack of liquidity for our investments in non-traded companies, we may not be able to dispose of our interests in our portfolio companies as readily as we would like or at an appropriate valuation. As a result, a portfolio company may make decisions that could decrease the value of our portfolio holdings.
We are exposed to risks associated with changes in interest rates.
We are subject to financial market risks, including changes in interest rates. General interest rate fluctuations may have a substantial negative impact on our investments, investment opportunities and cost of capital and, accordingly, may have a material adverse effect on our investment objectives, our rate of return on invested capital and our ability to service our debt and make distributions to our stockholders. In addition, an increase in interest rates would make it more expensive to use debt for our financing needs, if any.
Our investment portfolio primarily consists of senior secured debt with maturities typically ranging from three to seven years. The longer the duration of these securities, generally, the more susceptible they are to changes in market interest rates. As market interest rates increase, those securities with a lower yield-at-cost can experience a mark-to-market unrealized loss. An impairment of the fair market value of our investments, even if unrealized, must be reflected in our financial statements for the applicable period and may therefore have a material adverse effect on our results of operations for that period.
Because we incur indebtedness to make investments, our net investment income is dependent, in part, upon the difference between the rate at which we borrow funds or pay interest on outstanding debt securities and the rate at which we invest these funds. An increase in interest rates would make it more expensive to use debt to finance our investments or to refinance our current financing arrangements. In addition, certain of our financing arrangements provide for adjustments in the loan interest rate along with changes in market interest rates. Therefore, in periods of rising interest rates, our cost of funds will increase, which could materially reduce our net investment income. Any reduction in the level of interest rates on new investments relative to interest rates on our current investments could also adversely impact our net investment income.
We have and may continue to structure the majority of our debt investments with floating interest rates to position our portfolio for rate increases. However, there can be no assurance that this will successfully mitigate our exposure to interest rate risk. For example, in the event of a rising interest rate environment, payments under floating rate debt instruments generally would rise and there may be a significant number of issuers of such floating rate debt instruments that would be unable or unwilling to pay such increased interest costs and may otherwise be unable to repay their loans. Rising interest rates could also cause portfolio companies to shift cash from other productive uses to the payment of interest, which may have a material adverse effect on their business and operations and could, over time, lead to increased defaults. Investments in floating rate debt instruments may also decline in value in response to rising interest rates if the interest rates of such investments do not rise as much, or as quickly, as market interest rates in general. Similarly, during periods of rising interest rates, our fixed rate investments may decline in value because the fixed rate of interest paid thereunder may be below market interest rates.
In July 2017, the head of the United Kingdom Financial Conduct Authority announced the desire to phase out the use of LIBOR by the end of 2021. Because the statements made by the head of the United Kingdom Financial Conduct Authority are recent in nature, there is no definitive information regarding the future utilization of LIBOR or of any particular replacement rate. As such, the potential effect of any such event on our cost of capital and net investment income cannot yet be determined.
We may use interest rate risk management techniques in an effort to limit our exposure to interest rate fluctuations. These techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act. However, these activities may limit our ability to participate in the benefits of lower interest rates with respect to the hedged portion of our portfolio. We also have limited experience in entering into hedging transactions, and we will initially have to develop such expertise or arrange for such expertise to be provided. Adverse developments resulting from hedging transactions could have a material adverse effect on our business, financial condition, results of operations and cash flows.
Furthermore, because a rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our debt investments, an increase in interest rates would make it easier for us to meet or exceed the incentive fee hurdle rate in the investment advisory and administrative services agreement and may result in a substantial increase of the amount of incentive fees payable to the Advisor with respect to pre-incentive fee net investment income.

Second priority liens on collateral securing debt investments that we make to our portfolio companies may be subject to control by senior creditors with first priority liens. If there is a default, the value of the collateral may not be sufficient to repay in full both the first priority creditors and us.
Certain debt investments that we make in portfolio companies may be secured on a second priority basis by the same collateral securing first priority debt of such companies. The first priority liens on the collateral will secure the portfolio company’s obligations under any outstanding senior debt and may secure certain other future debt that may be permitted to be incurred by such company under the agreements governing the loans. The holders of obligations secured by the first priority liens on the collateral will generally control the liquidation of and be entitled to receive proceeds from any realization of the collateral to repay their obligations in full before us. In addition, the value of the collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from the sale or sales of all of the collateral would be sufficient to satisfy the debt obligations secured by the second priority liens after payment in full of all obligations secured by the first priority liens on the collateral. If such proceeds are not sufficient to repay amounts outstanding under the debt obligations secured by the second priority liens, then we, to the extent not repaid from the proceeds of the sale of the collateral, will only have an unsecured claim against such company’s remaining assets, if any.
The rights we may have with respect to the collateral securing the debt investments we make in our portfolio companies with senior debt outstanding may also be limited pursuant to the terms of one or more intercreditor agreements that we enter into with the holders of senior debt. Under such an intercreditor agreement, at any time that obligations that have the benefit of the first priority liens are outstanding, any of the following actions that may be taken in respect of the collateral will be at the direction of the holders of the obligations secured by the first priority liens: the ability to cause the commencement of enforcement proceedings against the collateral; the ability to control the conduct of such proceedings; the approval of amendments to collateral documents; releases of liens on the collateral; and waivers of past defaults under collateral documents. We may not have the ability to control or direct such actions, even if our rights are adversely affected.
Our potential investment in CLOs may be riskier than a direct investment in the debt or other securities of the underlying companies.
When investing in CLOs, we may invest in any level of a CLO’s subordination chain, including subordinated (lower-rated) tranches and residual interests (the lowest tranche). CLOs are typically highly levered and therefore, the junior debt and equity tranches that we may invest in are subject to a higher risk of total loss and deferral or nonpayment of interest than the more senior tranches to which they are subordinated. In addition, we will generally have the right to receive payments only from the CLOs, and will generally not have direct rights against the underlying borrowers or entities that sponsored the CLOs. Furthermore, the investments we make in CLOs are at times thinly traded or have only a limited trading market. As a result, investments in such CLOs may be characterized as illiquid securities.
A covenant breach by our portfolio companies may harm our operating results.
A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize a portfolio company’s ability to meet its obligations under the debt or equity securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting portfolio company.
Our portfolio companies may be highly leveraged.
Some of our portfolio companies may be highly leveraged, which may have adverse consequences to these companies and to us as an investor. These companies may be subject to restrictive financial and operating covenants and the leverage may impair these companies’ ability to finance their future operations and capital needs. As a result, these companies’ flexibility to respond to changing business and economic conditions and to take advantage of business opportunities may be limited. Further, a leveraged company’s income and net assets will tend to increase or decrease at a greater rate than if borrowed money were not used.
Investing in middle market companies involves a number of significant risks, any one of which could have a material adverse effect on our operating results.
Investments in middle market companies involve some of the same risks that apply generally to investments in larger, more established companies. However, such investments have more pronounced risks in that they:
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may have limited financial resources and may be unable to meet the obligations under their debt securities that we may hold, which may be accompanied by a deterioration in the value of any collateral pledged under such securities and a reduction in the likelihood of us realizing any guarantees we may have obtained in connection with our investment;

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have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tends to render them more vulnerable to competitors’ actions and changing market conditions, as well as general economic downturns;

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are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us;

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generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. In addition, our executive officers and directors, and members of the Advisor may, in the ordinary course of business, be named as defendants in litigation arising from our investments in the portfolio companies; and

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may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity.

We may not realize gains from our equity investments.
Certain investments that we may make may include equity related securities, such as rights and warrants that may be converted into or exchanged for common stock, other equity or the cash value of common stock or other equity. In addition, we may make direct equity investments in portfolio companies. The equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience. We may also be unable to realize any value if a portfolio company does not have a liquidity event, such as a sale of the business, recapitalization or public offering, which would allow us to sell the underlying equity interests. We may be unable to exercise any put rights we acquire, which grant us the right to sell our equity securities back to the portfolio company, for the consideration provided in our investment documents if the issuer is in financial distress.
An investment strategy focused primarily on privately held companies presents certain challenges, including the lack of available information about these companies.
Our investments are primarily in privately held companies. Investments in private companies pose significantly greater risks than investments in public companies. First, private companies have reduced access to the capital markets, resulting in diminished capital resources and the ability to withstand financial distress. As a result, these companies, which may present greater credit risk than public companies, may be unable to meet the obligations under their debt securities, that we hold. Second, the investments themselves often may be illiquid. The securities of most of the companies in which we invest are not publicly traded or actively traded on the secondary market and are, instead, traded on a privately negotiated over-the-counter secondary market for institutional investors. In addition, such securities may be subject to legal and other restrictions on resale. As such, we may have difficulty exiting an investment promptly or at a desired price prior to maturity or outside of a normal amortization schedule. In addition, in a restructuring, we may receive substantially different securities than our original investment in a portfolio company, including securities in a different part of the capital structure. These investments may also be difficult to value because little public information generally exists about private companies, requiring an experienced due diligence team to analyze and value the potential portfolio company. Finally, these companies often may not have third-party debt ratings or audited financial statements. We must therefore rely on the ability of the Advisor to obtain adequate information through its due diligence efforts to evaluate the creditworthiness and potential returns from investing in these companies. These companies and their financial information will generally not be subject to the Sarbanes-Oxley Act and other rules and regulations that govern public companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose money on our investments.
A lack of liquidity in certain of our investments may adversely affect our business.
We invest in certain companies whose securities are not publicly traded or actively traded on the secondary market and are, instead, traded on a privately negotiated over-the-counter secondary market for institutional investors and whose securities are subject to legal and other restrictions on resale or are otherwise less liquid than publicly traded securities. The illiquidity of certain of our investments may make it difficult for us to sell these investments when desired. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we had previously recorded these investments. The reduced liquidity of our investments may make it difficult for us to dispose of them at a favorable price or at all, and, as a result, we may suffer losses.
We may not have the funds or ability to make additional investments in our portfolio companies.
We may not have the funds or ability to make additional investments in our portfolio companies. After our initial investment in a portfolio company, we may be called upon from time to time to provide additional funds to such company or have the opportunity to increase our investment through the exercise of a warrant to purchase common stock. There is no assurance that we will make, or will have sufficient funds to make, follow-on investments. Any decisions not to make a follow-on investment or any inability on our part to make such an investment may have a negative impact on a portfolio company in need of such an investment, may result in a missed opportunity for us to increase our participation in a successful operation or may reduce the expected return on the investment.
Our investments may include original issue discount and PIK instruments.
To the extent that we invest in original issue discount or PIK instruments and the accretion of original issue discount or PIK interest income constitutes a portion of our income, we will be exposed to risks associated with the requirement to include such non-cash income in taxable and accounting income prior to receipt of cash, including the following:
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The higher interest rates on PIK instruments reflect the payment deferral and increased credit risk associated with these instruments, and PIK instruments generally represent a significantly higher credit risk than coupon loans;

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Original issue discount or PIK instruments may have unreliable valuations because the accruals require judgments about collectability of the deferred payments and the value of any associated collateral;

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An election to defer PIK interest payments by adding them to the principal on such instruments increases our future investment income, which increases our gross assets and, as such, increases the Advisor’s future base management fees which, thus, increases the Advisor’s future income incentive fees at a compounding rate;

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Market prices of PIK instruments and other zero coupon instruments are affected to a greater extent by interest rate changes, and may be more volatile than instruments that pay interest periodically in cash. While PIK instruments are usually less volatile than zero coupon debt instruments, PIK instruments are generally more volatile than cash pay securities;

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The deferral of PIK interest on an instrument increases the loan-to-value ratio, which is a measure of the riskiness of a loan, with respect to such instrument;

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Even if the conditions for income accrual under GAAP are satisfied, a borrower could still default when actual payment is due upon the maturity of such loan;

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For accounting purposes, cash distributions to investors representing original issue discount income are not derived from paid-in capital, although they may be paid from the offering proceeds. Thus, although a distribution of original issue discount income may come from the cash invested by investors, the 1940 Act does not require that investors be given notice of this fact;

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Recent tax legislation requires that income be recognized for tax purposes no later than when recognized for financial reporting purposes;

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The required recognition of PIK interest for U.S. federal income tax purposes may have a negative impact on liquidity, as it represents a non-cash component of our investment company taxable income that may require cash distributions to stockholders in order to maintain our ability to be subject to tax as a RIC; and

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Original issue discount may create a risk of non-refundable cash payments to the Advisor based on non-cash accruals that may never be realized.

We have entered into a total return swap agreement which exposes us to certain risks, including market risk, liquidity risk and other risks similar to those associated with the use of leverage
Our wholly-owned financing subsidiary, Cheltenham Funding, has entered into a TRS for a portfolio of primarily senior secured floating rate loans with Citibank. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Financial Condition, Liquidity and Capital Resources — Total Return Swap” for a more detailed discussion of the terms of the TRS between Cheltenham Funding and Citibank.
A TRS is a contract in which one party agrees to make periodic payments to another party based on the change in the market value of the assets underlying the TRS, which may include a specified security, basket of securities or securities indices during a specified period, in return for periodic payments based on a fixed or variable interest rate. A TRS effectively adds leverage to a portfolio by providing investment exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Because of the unique structure of a TRS, a TRS often offers lower financing costs than are offered through more traditional borrowing arrangements.
The TRS with Citibank enables us, through our ownership of Cheltenham Funding, to obtain the economic benefit of owning the loans subject to the TRS, without actually owning them, in return for an interest type payment to Citibank. As such, the TRS is analogous to Cheltenham Funding borrowing funds to acquire loans and incurring interest expense to a lender.
The TRS is subject to market risk, liquidity risk and risk of imperfect correlation between the value of the TRS and the loans underlying the TRS. In addition, we may incur certain costs in connection with the TRS that could in the aggregate be significant. Because this arrangement is not an acquisition of the underlying loans, we have no right directly to enforce compliance with the terms of the loans and have no voting or other consensual rights of ownership with respect to the loans. In the event of insolvency of the counterparty, we will be treated as a general creditor of the counterparty and will have no claim of title with respect to the underlying loans.

A TRS is also subject to the risk that a counterparty will default on its payment obligations thereunder or that we will not be able to meet our obligations to the counterparty. In the case of the TRS with Citibank, Cheltenham Funding is required to post cash collateral amounts to secure its obligations to Citibank under the TRS. Citibank, however, is not required to collateralize any of its obligations to Cheltenham Funding under the TRS. Cheltenham Funding bears the risk of depreciation with respect to the value of the loans underlying the TRS and is required under the terms of the TRS to post additional collateral on a dollar-for-dollar basis in the event of depreciation in the value of the underlying loans after such value decreases below a specified amount. The amount of collateral required to be posted by Cheltenham Funding is determined primarily on the basis of the aggregate value of the underlying loans.
The limit on the additional collateral that Cheltenham Funding may be required to post pursuant to the agreements between Cheltenham Funding and Citibank that collectively establish the TRS, which agreements are collectively referred to herein as the TRS Agreement, is equal to the difference between the full notional amount of the loans underlying the TRS and the amount of cash collateral already posted by Cheltenham Funding (determined without consideration of the initial cash collateral posted for each loan included in the TRS). Cheltenham Funding’s maximum liability under the TRS is the amount of any decline in the aggregate value of the loans subject to the TRS, less the amount of the cash collateral previously posted by Cheltenham Funding. Therefore, the absolute risk of loss with respect to the TRS is the notional amount of the TRS.
Included among the customary events of default and termination events in the TRS Agreement are: (a) a failure to satisfy the portfolio criteria or obligation criteria for at least 30 days; (b) a failure to post initial cash collateral or additional collateral as required by the TRS Agreement; (c) a default by Cheltenham Funding or us with respect to indebtedness in an amount equal to or greater than $0.1 million or $10.0 million, respectively; (d) Cheltenham Funding ceasing to be our wholly-owned subsidiary; (e) either us or Cheltenham Funding amending constituent documents to alter our investment strategy in a manner that has or could reasonably be expected to have a material adverse effect; (f) our ceasing to be the investment manager of Cheltenham Funding or having authority to enter into transactions under the TRS on behalf of Cheltenham Funding, and not being replaced by an entity reasonably acceptable to Citibank; (g) the Advisor (or an entity reasonably acceptable to Citibank) ceasing to be our investment adviser; (h) Cheltenham Funding failing to comply with its investment strategies or restrictions to the extent such non-compliance has or could reasonably be expected to have a material adverse effect; (i) Cheltenham Funding becoming liable in respect of any obligation for borrowed money, other than arising under the TRS Agreement; (j) we dissolve or liquidate; (k) there occurs, without the prior consent of Citibank, any material change to or departure from our policies or the policies of Cheltenham Funding that may not be changed without the vote of our stockholders and that relates to Cheltenham Funding’s performance of its obligations under the TRS Agreement; and (l) we violate certain provisions of the 1940 Act or our election to be regulated as a BDC is revoked or withdrawn.
In addition to the rights of Citibank to terminate the TRS following an event of default or termination event as described above, Citibank may terminate the TRS on or after July 19, 2018 (January 19, 2018 as of December 31, 2018). Cheltenham Funding may terminate the TRS at any time upon providing no more than 30 days, and no less than 10 days, prior notice to Citibank. Any termination prior to July 19, 2018 will result in payment of an early termination fee to Citibank based on the maximum notional amount of the TRS. Under the terms of the TRS, the early termination fee will equal the present value of a stream of monthly payments which would be owed by Cheltenham Funding to Citibank for the period from the termination date through and including July 19, 2018 (January 19, 2018 as of December 31, 2018). Such monthly payments will equal the product of  (x) 85%, multiplied by (y) the maximum notional amount of the TRS ($175.0 million as of March 31, 2018), multiplied by (z) 1.60% or 1.50% per annum, as applicable. Other than during the first 90 days and last 30 days of the term of the TRS, Cheltenham Funding is required to pay a minimum usage fee if less than 85% of the maximum notional amount of the TRS is utilized and an unused fee on any amounts unutilized if greater than 85% but less than 100% of the maximum notional amount of the TRS is utilized.
Upon any termination of the TRS, Cheltenham Funding will be required to pay Citibank the amount of any decline in the aggregate value of the loans subject to the TRS or, alternatively, will be entitled to receive the amount of any appreciation in the aggregate value of such loans. In the event that Citibank chooses to exercise its termination rights, it is possible that Cheltenham Funding will owe more to Citibank or, alternatively, will be entitled to receive less from Citibank than it would have if Cheltenham Funding controlled the timing of such termination due to the existence of adverse market conditions at the time of such termination. In addition, because a TRS is a form of synthetic leverage, such arrangements are subject to risks similar to those associated with the use of leverage. See “— Risks Related to Debt Financing” below.
We may from time to time enter into credit default swaps or other derivative transactions which expose us to certain risks, including credit risk, market risk, liquidity risk and other risks similar to those associated with the use of leverage.
We may from time to time enter into credit default swaps or other derivative transactions that seek to modify or replace the investment performance of a particular reference security or other asset. These transactions are typically individually negotiated, non-standardized agreements between two parties to exchange payments, with payments generally calculated by reference to a notional amount or quantity. Swap contracts and similar derivative contracts are not traded on exchanges; rather, banks and dealers act as principals in these markets. These investments may present risks in excess of those resulting from the referenced security or other asset. Because these transactions are not an acquisition of the referenced security or other asset itself, the investor has no right directly to enforce compliance with the terms of the referenced security or other asset and has no voting or other consensual rights of ownership with respect to the referenced security or other asset. In the event of insolvency of a counterparty, we will be treated as a general creditor of the counterparty and will have no claim of title with respect to the referenced security or other asset.
A credit default swap is a contract in which one party buys or sells protection against a credit event with respect to an issuer, such as an issuer’s failure to make timely payments of interest or principal on its debt obligations, bankruptcy or restructuring during a specified period. Generally, if we sell credit protection using a credit default swap, we will receive fixed payments from the swap counterparty and if a credit event occurs with respect to the applicable issuer, we will pay the swap counterparty par for the issuer’s defaulted debt securities and the swap counterparty will deliver the defaulted debt securities to us. Generally, if we buy credit protection using a credit default swap, we will make fixed payments to the counterparty and if a credit event occurs with respect to the applicable issuer, we will deliver the issuer’s defaulted securities underlying the swap to the swap counterparty and the counterparty will pay us par for the defaulted securities. Alternatively, a credit default swap may be cash settled and the buyer of protection would receive the difference between the par value and the market value of the issuer’s defaulted debt securities from the seller of protection.
Credit default swaps are subject to the credit risk of the underlying issuer. If we are selling credit protection, there is a risk that we will not properly assess the risk of the underlying issuer, a credit event will occur and we will have to pay the counterparty. If we are buying credit protection, there is a risk that we will not properly assess the risk of the underlying issuer, no credit event will occur and we will receive no benefit for the premium paid.
A derivative transaction is also subject to the risk that a counterparty will default on its payment obligations thereunder or that we will not be able to meet our obligations to the counterparty. In some cases, we may post collateral to secure our obligations to the counterparty, and we may be required to post additional collateral upon the occurrence of certain events such as a decrease in the value of the reference security or other asset. In some cases, the counterparty may not collateralize any of its obligations to us. Derivative investments effectively add leverage to a portfolio by providing investment exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. In addition to the risks described above, such arrangements are subject to risks similar to those associated with the use of leverage. See “— Risks Related to Debt Financing.”
Prepayments of our debt investments by our portfolio companies could adversely impact our results of operations and reduce our return on equity.
We are subject to the risk that the investments we make in our portfolio companies may be repaid prior to maturity. When this occurs, we will generally reinvest these proceeds in temporary investments,

pending their future investment in new portfolio companies. These temporary investments will typically have substantially lower yields than the debt being prepaid and we could experience significant delays in reinvesting these amounts. Any future investment in a new portfolio company may also be at lower yields than the debt that was repaid. As a result, our results of operations could be materially adversely affected if one or more of our portfolio companies elect to prepay amounts owed to us. Additionally, prepayments, net of prepayment fees, could negatively impact our return on equity.
Risks Related to Economic Conditions
Future disruptions or instability in capital markets could negatively impact the valuation of our investments and our ability to raise capital.
From time to time, the global capital markets may experience periods of disruption and instability, which could be prolonged and which could materially and adversely impact the broader financial and credit markets, have a negative impact on the valuations of our investments and reduce the availability to us of debt and equity capital. For example, between 2008 and 2009, instability in the global capital markets resulted in disruptions in liquidity in the debt capital markets, significant write-offs in the financial services sector, the re-pricing of credit risk in the broadly syndicated credit market and the failure of major domestic and international financial institutions. In particular, the financial services sector was negatively impacted by significant write-offs as the value of the assets held by financial firms declined, impairing their capital positions and abilities to lend and invest. More recently, the macroeconomic environment, including recent social and political tensions in the U.S. and around the world (e.g., the United Kingdom referendum to leave the European Union), concerns regarding the Chinese economy and declines in commodity prices, has led to, and may continue to lead to, volatility in the broadly syndicated credit market as investors re-price credit risk.
While most of our investments are not publicly traded, applicable accounting standards require us to assume as part of our valuation process that our investments are sold in a principal market to market participants (even if we plan on holding an investment through its maturity) and impairments of the market values or fair market values of our investments, even if unrealized, must be reflected in our financial statements for the applicable period, which could result in significant reductions to our net asset value for the period. With certain limited exceptions, we are only allowed to borrow amounts or issue debt securities if our asset coverage, as calculated pursuant to the 1940 Act, equals at least 200% immediately after such borrowing. Equity capital may also be difficult to raise during periods of adverse or volatile market conditions because, subject to some limited exceptions, as a BDC, we are generally not able to issue additional shares of our common stock at a price less than net asset value without first obtaining approval for such issuance from our stockholders and our independent directors. If we are unable to raise capital or refinance existing debt on acceptable terms, then we may be limited in our ability to make new commitments or to fund existing commitments to our portfolio companies. Significant changes in the capital markets may also affect the pace of our investment activity and the potential for liquidity events involving our investments. Thus, the illiquidity of our investments may make it difficult for us to sell such investments to access capital if required, and as a result, we could realize significantly less than the value at which we have recorded our investments if we were required to sell them for liquidity purposes.
Uncertainty with respect to the financial stability of the United States and several countries in the European Union (EU) could have a significant adverse effect on our business, financial condition and results of operations.
In August 2011, S&P lowered its long-term sovereign credit rating on the U.S. from “AAA” to “AA+,” which was last affirmed by S&P in November 2016. Moody’s and Fitch Ratings, Inc. have also warned that they may downgrade the U.S. federal government’s credit rating. In addition, the economic downturn and the significant government interventions into the financial markets and fiscal stimulus spending over the last several years have contributed to significantly increased U.S. budget deficits. The U.S. government has on several occasions adopted legislation to suspend the federal debt ceiling to allow the U.S. Treasury Department to issue additional debt. Further downgrades or warnings by S&P or other rating agencies, and the U.S. government’s credit and deficit concerns in general, including issues around the federal debt ceiling, could cause interest rates and borrowing costs to rise, which may negatively impact both the perception of credit risk associated with our debt portfolio and our ability to access the debt markets on favorable terms. Furthermore, in February 2014, the Federal Reserve began scaling back its bond-buying program, or quantitative easing, which it ended in October 2014. Quantitative easing was designed to stimulate the economy and expand the Federal Reserve’s holdings of long-term securities until key economic indicators, such as the unemployment rate, showed signs of improvement. The Federal Reserve also raised interest rates several times since the fourth quarter of 2015. To the extent the Federal Reserve continues to raise rates, and without quantitative easing by the Federal Reserve, there is a risk that the debt markets may experience increased volatility and that the liquidity of certain of our investments may be reduced. It is unclear what other effects, if any, the end of quantitative easing, future interest rate raises, if any, and the pace of any such raises will have on the value of our investments or our ability to access the debt markets on favorable terms.
In 2010, a financial crisis emerged in Europe, triggered by high budget deficits and rising direct and contingent sovereign debt in Greece, Ireland, Italy, Portugal and Spain, which created concerns about the ability of these nations to continue to service their sovereign debt obligations. In January 2012, S&P lowered its long-term sovereign credit rating for France, Italy, Spain and six other European countries, which has negatively impacted global markets and economic conditions. In addition, in April 2012, S&P further lowered its long-term sovereign credit rating for Spain. While the financial stability of such countries has improved, risks resulting from any future debt crisis in Europe or any similar crisis could have a detrimental impact on the global economic recovery, sovereign and non-sovereign debt in these countries and the financial condition of U.S. and European financial institutions. Furthermore, following the United Kingdom’s referendum to leave the European Union, S&P lowered its long-term sovereign credit rating. In addition the terms of the United Kingdom’s exit and any future referendums in other European countries may disrupt the global market. Market disruptions in Europe, including the increased cost of funding for certain governments and financial institutions, could negatively impact the global economy, and there can be no assurance that assistance packages will be available, or if available, will be sufficient to stabilize countries and markets in Europe. To the extent uncertainty regarding any economic recovery in Europe negatively impacts consumer confidence levels and spending, personal bankruptcy rates, levels of incurrence and default on consumer debt and home prices, or other credit factors, our business, financial condition and results of operations could be significantly and adversely affected.
Future economic recessions or downturns could impair our portfolio companies and harm our operating results.
Many of our portfolio companies may be susceptible to economic slowdowns or recessions and may be unable to repay our debt investments during these periods. Therefore, our non-performing assets are likely to increase, and the value of our portfolio is likely to decrease, during these periods. Adverse economic conditions may also decrease the value of any collateral securing our debt investments. A prolonged recession may further decrease the value of such collateral and result in losses of value in our portfolio and a decrease in our revenues, net income and net asset value. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us on terms we deem acceptable. These events could prevent us from increasing investments and harm our operating results. Economic downturns or recessions may also result in a portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders, which could lead to defaults and, potentially, acceleration of the time when the loans are due and foreclosure on its assets representing collateral for its obligations, which could trigger cross defaults under other agreements and jeopardize our portfolio company’s ability to meet its obligations under the debt that we hold and the value of any equity securities we own. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company.
A prolonged continuation of depressed oil and natural gas prices could negatively impact the energy and power industry and energy-related investments within our investment portfolio.
Prices for oil and natural gas, which historically have been volatile and may continue to be volatile, may be subject to large fluctuations in response to relatively minor changes in the supply of and demand for oil and natural gas. A prolonged continuation of depressed oil and natural gas prices would adversely affect the credit quality and performance of certain of our debt and equity investments in energy and power and related companies. A decrease in credit quality and performance would, in turn, negatively affect the fair value of these investments, which would consequently negatively affect our net asset value. Should a prolonged period of depressed oil and natural gas prices occur, the ability of certain of our portfolio companies in the energy and power and related industries to satisfy financial or operating covenants imposed by us or other lenders may be adversely affected, which could, in turn, negatively impact their financial condition and their ability to satisfy their debt service and other obligations. Likewise, should a prolonged period of depressed oil and natural gas prices occur, it is possible that the cash flow and profit generating capacity of these portfolio companies could also be adversely affected thereby negatively impacting their ability to pay us dividends or distributions on our investments.
Risks Related to Our Business and Structure
Our ability to achieve our investment objectives depends on the Advisor’s ability to manage and support our investment process and if our agreement with the Advisor were to be terminated, or if the Advisor loses any members of its senior management team, our ability to achieve our investment objectives could be significantly harmed.
Because we have no employees, we depend on the investment expertise, skill and network of business contacts of the Advisor. The Advisor evaluates, negotiates, structures, executes, monitors and services our investments. Our future success depends to a significant extent on the continued service of the Advisor, as well as its senior management team. The departure of any members of the Advisor’s senior management team could have a material adverse effect on our ability to achieve our investment objectives.
Our ability to achieve our investment objectives depends on the Advisor’s ability to identify, analyze, invest in, finance and monitor companies that meet our investment criteria. The Advisor’s capabilities in structuring the investment process, providing competent, attentive and efficient services to us, and facilitating access to financing on acceptable terms depend on the employment of investment professionals in an adequate number and of adequate sophistication to match the corresponding flow of transactions. To achieve our investment objectives, the Advisor may need to hire, train, supervise and manage new investment professionals to participate in our investment selection and monitoring process. The Advisor may not be able to find investment professionals in a timely manner or at all. Failure to support our investment process could have a material adverse effect on our business, financial condition and results of operations.
In addition, the investment advisory and administrative services agreement that the Advisor has entered into with us has termination provisions that allow the parties to terminate the agreements without penalty. The investment advisory and administrative services agreement may be terminated at any time, without penalty, by the Advisor, upon 60 days’ notice to us. If the investment advisory and administrative services agreement is terminated, it may adversely affect the quality of our investment opportunities. In addition, in the event such agreement is terminated, it may be difficult for us to replace the Advisor. Furthermore, the termination of such agreement may adversely impact the terms of any financing arrangement into which we may enter, which could have a material adverse effect on our business and financial condition.
Because our business model depends to a significant extent upon relationships with private equity sponsors, investment banks and commercial banks, the inability of the Advisor to maintain or develop these relationships, or the failure of these relationships to generate investment opportunities, could adversely affect our business.
If the Advisor fails to maintain its existing relationships with private equity sponsors, investment banks and commercial banks on which it relies to provide us with potential investment opportunities or develop new relationships with other sponsors or sources of investment opportunities, we may not be able to grow our investment portfolio. In addition, individuals with whom the Advisor has relationships generally are not obligated to provide us with investment opportunities, and, therefore, there is no assurance that such relationships will generate investment opportunities for us.

We may face increasing competition for investment opportunities, which could delay deployment of our capital, reduce returns and result in losses.
We compete for investments with other BDCs and investment funds (including private equity funds, mezzanine funds and CLO funds), as well as traditional financial services companies such as commercial banks and other sources of funding. Moreover, alternative investment vehicles, such as hedge funds, have begun to invest in areas in which they have not traditionally invested, including making investments in middle market private U.S. companies. Furthermore, the potentially changing regulatory landscape as a result of the presidential administration may increase the number of middle market investors. As a result of these new entrants, competition for investment opportunities in middle market private U.S. companies may intensify. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of capital and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments than we have. These characteristics could allow our competitors to consider a wider variety of investments, establish more relationships and offer better pricing and more flexible structuring than we are able to do. We may lose investment opportunities if we do not match our competitors’ pricing, terms and structure. If we are forced to match our competitors’ pricing, terms and structure, we may not be able to achieve acceptable returns on our investments or may bear substantial risk of capital loss. A significant part of our competitive advantage stems from the fact that the market for investments in middle market private U.S. companies is underserved by traditional commercial banks and other financial sources. A significant increase in the number and/or the size of our competitors in this target market could force us to accept less attractive investment terms. Furthermore, many of our competitors have greater experience operating under, or are not subject to, the regulatory restrictions that the 1940 Act imposes on us as a BDC.
Our board of directors may change our operating policies and strategies without prior notice or stockholder approval.
Our board of directors has the authority to modify or waive our current operating policies, investment criteria and strategies without prior notice and without stockholder approval. Moreover, we have significant investment flexibility within our investment strategy. Therefore, we may invest our assets in ways with which stockholders may not agree. We also cannot predict the effect any changes to our investment policy, current operating policies, investment criteria and strategies would have on our business, net asset value, operating results and the value of our stock. However, the effects might be adverse, which could negatively impact our ability to pay stockholders distributions and cause them to lose all or part of their investment. Moreover, we will have significant flexibility in investing the net proceeds of our continuous public offering and may use the net proceeds from such offering in ways with which stockholders may not agree or for purposes other than those contemplated in this or any other prospectus relating to our continuous public offering. Finally, because our shares are not expected to be listed on a national securities exchange for the foreseeable future, stockholders will be limited in their ability to sell their shares in response to any changes in our investment policy, operating policies, investment criteria or strategies.
Declines in market values or fair market values of our investments could result in significant net unrealized depreciation of our portfolio, which, in turn, would reduce our net asset value.
Under the 1940 Act, we are required to carry our investments at market value or, if no market value is ascertainable, at fair value as determined in good faith by or under the direction of our board of directors. While most of our investments are not publicly traded, applicable accounting standards require us to assume as part of our valuation process that our investments are sold in a principal market to market participants (even if we plan on holding an investment through its maturity) and impairments of the market values or fair market values of our investments, even if unrealized, must be reflected in our financial statements for the applicable period as unrealized depreciation, which could result in significant reductions to our net asset value for a given period.

A significant portion of our investment portfolio is and will be recorded at fair value as determined in good faith by our board of directors and, as a result, there is and will be uncertainty as to the value of our portfolio investments.
Under the 1940 Act, we are required to carry our portfolio investments at market value or, if there is no readily available market value, at fair value, as determined by our board of directors. There is not a public market for the securities of the privately held companies in which we invest. Most of our investments are not publicly traded or actively traded on a secondary market but are, instead, traded on a privately negotiated over-the-counter secondary market for institutional investors or not traded at all. As a result, we value these securities quarterly at fair value as determined in good faith by our board of directors.
Certain factors that may be considered in determining the fair value of our investments include dealer quotes for securities traded on the secondary market for institutional investors, the nature and realizable value of any collateral, the portfolio company’s earnings and its ability to make payments on its indebtedness, the markets in which the portfolio company does business, comparison to comparable publicly traded companies, discounted cash flows and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these non-traded securities existed. Due to this uncertainty, our fair value determinations may cause our net asset value on a given date to materially understate or overstate the value that we may ultimately realize upon the sale of one or more of our investments.
There is a risk that investors in our common stock may not receive distributions.
We cannot assure stockholders that we will achieve investment results that will allow us to make a specified level of cash distributions. All distributions will be paid at the discretion of our board of directors and will depend on our earnings, our net investment income, our financial condition, maintenance of our RIC status, compliance with applicable BDC regulations and such other factors as our board of directors may deem relevant from time to time. Further, the per share amount of distributions on Class A, Class I, Class M and Class T-2 shares will differ because of different allocations of class-specific expenses. For example, distributions on Class M and Class T-2 shares will be lower than on Class A and Class I shares because Class M and Class T-2 shares are subject to an annual distribution fee. In addition, the distribution fee for Class M and Class T-2 shares is different. Furthermore, we are permitted to issue senior securities, including multiple classes of debt and one class of stock senior to our shares of Class A, Class I, Class M and Class T-2 common stock. If any such senior securities are outstanding, we are prohibited from paying distributions to our Class A, Class I, Class M and Class T-2 stockholders unless we meet the applicable asset coverage ratios at the time of distribution or repurchase. As a result, we may be limited in our ability to make distributions. See “Regulation — Senior Securities.”
Our distribution proceeds may exceed our earnings. Therefore, portions of the distributions that we make may represent a return of capital to stockholders, which will lower their tax basis in their shares of common stock.
The tax treatment and characterization of our distributions may vary significantly from time to time due to the nature of our investments. The ultimate tax characterization of our distributions made during a tax year may not finally be determined until after the end of that tax year. We may make distributions during a tax year that exceed our investment company taxable income and net capital gains for that tax year. In such a situation, the amount by which our total distributions exceed investment company taxable income and net capital gains generally would be treated as a return of capital up to the amount of a stockholder’s tax basis in the shares, with any amounts exceeding such tax basis treated as a gain from the sale or exchange of such shares. A return of capital generally is a return of a stockholder’s investment rather than a return of earnings or gains derived from our investment activities and will be made after deducting the fees and expenses payable in connection with the offering, including any fees payable to the Advisor. Moreover, we may pay all or a substantial portion of our distributions from the proceeds of our continuous public offering or from borrowings in anticipation of future cash flow, which could constitute a return of stockholders’ capital and will lower such stockholders’ tax basis in our shares, which may result in increased tax liability to stockholders when they sell such shares.
Changes in laws or regulations governing our operations or the operations of our business partners may adversely affect our business or cause us to alter our business strategy.
We, our portfolio companies and our business partners are subject to regulation at the local, state and federal level. New legislation may be enacted or new interpretations, rulings or regulations could be adopted, including those governing the types of investments we are permitted to make and the deductibility of interest expense by our portfolio companies, potentially with retroactive effect. Changes in laws or regulations governing the operations of those with whom we do business, including selected broker-dealers and other financial representatives selling our shares, could have a material adverse effect on our business, financial condition and results of operations. In addition, over the last several years there has been an increase in regulatory attention to the extension of credit outside of the traditional banking sector, raising the possibility that some portion of the non-bank financial sector will be subject to new regulation. New or repealed legislation, interpretations, rulings or regulations could require changes to certain business practices of us or our portfolio companies, negatively impact the operations, cash flows or financial condition of us or our portfolio companies, impose additional costs on us or our portfolio companies or otherwise adversely affect our business or the business of our portfolio companies. In addition, any changes to the laws and regulations governing our operations, including with respect to permitted investments, may cause us to alter our investment strategy to avail ourselves of new or different opportunities or make other changes to our business. Such changes could result in material differences to our strategies and plans as set forth in this prospectus and may result in our investment focus shifting from the areas of expertise of the Advisor to other types of investments in which the Advisor may have less expertise or little or no experience. Thus, any such changes, if they occur, could have a material adverse effect on our results of operations and the value of a stockholder’s investment.
As a public company, we are subject to regulations not applicable to private companies, such as provisions of the Sarbanes-Oxley Act. Efforts to comply with such regulations will involve significant expenditures, and non-compliance with such regulations may adversely affect us.
As a public company, we incur legal, accounting and other expenses, including costs associated with the periodic reporting requirements applicable to a company whose securities are registered under the Exchange Act, as well as additional corporate governance requirements, including requirements under the Sarbanes-Oxley Act, and other rules implemented by the SEC. Our management is required to report on our internal control over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act and rules and regulations of the SEC thereunder. In particular, our management is required to review on an annual basis our internal control over financial reporting, and on a quarterly and annual basis to evaluate and disclose changes in our internal control over financial reporting. Although not required, we also elect to obtain an attestation from our independent registered public accounting firm on the effectiveness of our internal control over financial reporting.
We incur significant expenses in connection with our compliance with the Sarbanes-Oxley Act and other regulations applicable to public companies, which may negatively impact our financial performance and our ability to make distributions. Compliance with such regulations also requires a significant amount of our management’s time and attention. For example, we cannot be certain as to the timing of the completion of our Sarbanes-Oxley mandated evaluations, testings and remediation actions, if any, or the impact of the same on our operations, and we may not be able to ensure that the process is effective or that our internal control over financial reporting is or will be deemed effective in the future. In the event that we are unable to maintain an effective system of internal control and maintain compliance with the Sarbanes-Oxley Act and related rules, we may be adversely affected.
The impact on us of recent financial reform legislation, including the Dodd-Frank Act, is uncertain.
The Dodd-Frank Wall Street Reform and Consumer Protection Act, as amended, or the Dodd-Frank Act, institutes a wide range of reforms that will have an impact on financial institutions. Many of the requirements called for in the Dodd-Frank Act are expected to be implemented over time, most of which will likely be subject to implementing regulations over the course of several years. However, the presidential administration has announced its intention to repeal, amend or replace certain portions of the Dodd-Frank Act and the regulations implemented thereunder. Given the uncertainty associated with the manner in which and whether the provisions of the Dodd-Frank Act will be implemented, repealed, amended or replaced, the full impact such requirements will have on our business, results of operations or financial condition is unclear. The changes resulting from the Dodd-Frank Act or any changes to the regulations already implemented thereunder may require us to invest significant management attention and resources to evaluate and make necessary changes in order to comply with new statutory and regulatory requirements. Failure to comply with any such laws, regulations or principles, or changes thereto, may negatively impact our business, results of operations and financial condition. While we cannot predict what effect any changes in the laws or regulations or their interpretations would have on us as a result of recent financial reform legislation, these changes could be materially adverse to us and our stockholders.
We may experience fluctuations in our quarterly results.
We could experience fluctuations in our quarterly operating results due to a number of factors, including our ability or inability to make investments in companies that meet our investment criteria, the interest rate payable on the debt securities we acquire, the level of our expenses, variations in and the timing of fee income and the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any previous period should not be relied upon as being indicative of performance in future periods.
Our business requires a substantial amount of capital to grow because we must distribute most of our income.
Our business requires a substantial amount of capital. We have issued equity securities and have borrowed from financial institutions. A reduction in the availability of new capital could limit our ability to grow. We must distribute at least 90% of our investment company taxable income each year to maintain our RIC status. As a result, any such cash earnings may not be available to fund investment originations. We expect to continue to borrow from financial institutions and issue additional debt and equity securities. If we fail to obtain funds from such sources or from other sources to fund our investments, it could limit our ability to grow, which may have an adverse effect on the value of our securities. In addition, as a BDC, our ability to borrow or issue preferred stock may be restricted if our total assets are less than 200% of our total borrowings and preferred stock.
If we, our affiliates and our and their respective third-party service providers are unable to maintain the availability of electronic data systems and safeguard the security of data, our ability to conduct business may be compromised, which could impair our liquidity, disrupt our business, damage our reputation or otherwise adversely affect our business.
Cybersecurity refers to the combination of technologies, processes, and procedures established to protect information technology systems and data from unauthorized access, attack, or damage. We, our affiliates and our and their respective third-party service providers are subject to cybersecurity risks. Cybersecurity risks have significantly increased in recent years and, while we have not experienced any material losses relating to cyber attacks or other information security breaches, we could suffer such losses in the future. Our, our affiliates and our and their respective third-party service providers’ computer systems, software and networks may be vulnerable to unauthorized access, computer viruses or other malicious code and other events that could have a security impact. If one or more of such events occur, this potentially could jeopardize confidential and other information, including non-public personal information and sensitive business data, processed and stored in, and transmitted through, computer systems and networks, or otherwise cause interruptions or malfunctions in our operations or the operations of our affiliates and our and their respective third-party service providers. This could result in significant losses, reputational damage, litigation, regulatory fines or penalties, or otherwise adversely affect our business, financial condition or results of operations. Privacy and information security laws and regulation changes, and compliance with those changes, may result in cost increases due to system changes and the development of new administrative processes. In addition, we may be required to expend significant additional resources to modify our protective measures and to investigate and remediate vulnerabilities or other exposures arising from operational and security risks.
Risks Related to the Advisor and its Affiliates
The Advisor is a newly-formed investment adviser without a track record of acting as an investment adviser to a BDC, and any failure by the Advisor to manage and support our investment process may hinder the achievement of our investment objectives.
Because the Advisor is a newly-formed investment adviser jointly operated by an affiliate of FS Investments and by KKR Credit, the Advisor has no prior experience acting as an investment adviser to a BDC. The 1940 Act and the Code impose numerous constraints on the operations of BDCs that do not apply to other investment vehicles. While KKR Credit and affiliates of FS Investments have individually acted as investment advisers to BDCs previously, the Advisor’s lack of experience in managing a portfolio of assets under the constraints of the 1940 Act and the Code may hinder the Advisor’s ability to take advantage of attractive investment opportunities and, as a result, may adversely affect our ability to achieve our investment objectives. FS Investments’ and KKR Credit’s individual track records and achievements are not necessarily indicative of the future results they will achieve as a joint investment adviser. Accordingly, we can offer no assurance that we will replicate the historical performance of other investment companies with which FS Investments and KKR Credit have been affiliated, and we caution that our investment returns could be lower than the returns achieved by such other companies.
The Advisor and its affiliates, including our officers and some of our directors, face conflicts of interest as a result of compensation arrangements between us and the Advisor, which could result in actions that are not in the best interests of our stockholders.
The Advisor and its affiliates receive substantial fees from us in return for its services, and these fees could influence the advice provided to us. We pay to the Advisor an incentive fee that is based on the performance of our portfolio and an annual base management fee that is based on the average weekly value of our gross assets. Because the incentive fee is based on the performance of our portfolio, the Advisor may be incentivized to make investments on our behalf that are riskier or more speculative than would be the case in the absence of such compensation arrangement. The way in which the incentive fee is determined may also encourage the Advisor to use leverage to increase the return on our investments. In addition, because the base management fee is based upon the average weekly value of our gross assets, which includes any borrowings for investment purposes, the Advisor may be incentivized to recommend the use of leverage or the issuance of additional equity to make additional investments and increase the average weekly value of our gross assets. Under certain circumstances, the use of leverage may increase the likelihood of default, which could disfavor holders of our common stock. Our compensation arrangements could therefore result in our making riskier or more speculative investments, or relying more on leverage to make investments, than would otherwise be the case. This could result in higher investment losses, particularly during cyclical economic downturns. In addition, the Advisor may have an incentive to delay a liquidity event if the distribution fee paid by our dealer manager has not been fully recovered. See “— Risks Related to Our Continuous Public Offering and an Investment in Our Common Stock — The Advisor may have an incentive to delay a liquidity event, which may result in actions that are not in the best interest of our stockholders.”
We may be obligated to pay the Advisor incentive compensation even if we incur a net loss due to a decline in the value of our portfolio, or on income that we have not received.
Our investment advisory and administrative services agreement entitles the Advisor to receive incentive compensation on income regardless of any capital losses. In such case, we may be required to pay the Advisor incentive compensation for a fiscal quarter even if there is a decline in the value of our portfolio or if we incur a net loss for that quarter.

In addition, any incentive fee payable by us that relates to our net investment income may be computed and paid on income that may include interest that has been accrued but not yet received. If a portfolio company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously included in the calculation of the incentive fee will become uncollectible. The Advisor is not under any obligation to reimburse us for any part of the incentive fee it received that was based on accrued income that we never received as a result of a default by an entity on the obligation that resulted in the accrual of such income, and such circumstances would result in our paying an incentive fee on income we never received.
For U.S. federal income tax purposes, we are required to recognize taxable income (such as deferred interest that is accrued as original issue discount) in some circumstances in which we do not receive a corresponding payment in cash and to make distributions with respect to such income to maintain our status as a RIC. Under such circumstances, we may have difficulty meeting the Annual Distribution Requirement necessary to maintain RIC tax treatment under the Code. This difficulty in making the required distribution may be amplified to the extent that we are required to pay an incentive fee with respect to such accrued income. As a result, we may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital, or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.
There may be conflicts of interest related to obligations the Advisor’s senior management and investment teams have to our affiliates and to other clients.
The members of the senior management and investment teams of the Advisor serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as we do, or of investment vehicles managed by the same personnel. For example, the Advisor is the investment adviser to the Other Advised Entities, and the officers, managers and other personnel of the Advisor may serve in similar or other capacities for the investment advisers to future investment vehicles affiliated with FS Investments or KKR Credit. In serving in these multiple and other capacities, they may have obligations to other clients or investors in those entities, the fulfillment of which may not be in our best interests or in the best interest of our stockholders. Our investment objectives may overlap with the investment objectives of such investment funds, accounts or other investment vehicles. For example, we rely on the Advisor to manage our day-to-day activities and to implement our investment strategy. The Advisor and certain of its affiliates are presently, and plan in the future to continue to be, involved with activities which are unrelated to us. As a result of these activities, the Advisor, its employees and certain of its affiliates will have conflicts of interest in allocating their time between us and other activities in which they are or may become involved, including the management of other entities affiliated with FS Investments or KKR Credit. The Advisor and its employees will devote only as much of its or their time to our business as the Advisor and its employees, in their judgment, determine is reasonably required, which may be substantially less than their full time.
See “Prospectus Summary — Conflicts of Interest” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Related Party Transactions — Potential Conflicts of Interest” for a more detailed discussion of these potential conflicts of interest.
The time and resources that individuals employed by the Advisor devote to us may be diverted, and we may face additional competition due to the fact that individuals employed by the Advisor are not prohibited from raising money for or managing another entity that makes the same types of investments that we target.
Neither the Advisor, nor individuals employed by the Advisor, are prohibited from raising money for and managing another investment entity that makes the same types of investments as those we target. As a result, the time and resources that these individuals may devote to us may be diverted. In addition, we may compete with any such investment entity for the same investors and investment opportunities.
The Advisor’s liability is limited under our investment advisory and administrative services agreement, and we are required to indemnify it against certain liabilities, which may lead it to act in a riskier manner on our behalf than it would when acting for its own account.
Pursuant to our investment advisory and administrative services agreement, the Advisor and its officers, managers, partners, members (and their members, including the owners of their members),

agents, employees, controlling persons (as defined in the 1940 Act) and any other person or entity affiliated with, or acting on behalf of, the Advisor will not be liable to us for their acts under our investment advisory and administrative services agreement, absent willful misfeasance, bad faith or gross negligence in the performance of their duties. We have agreed to indemnify, defend and protect the Advisor and its officers, managers, partners, members (and their members, including the owners of their members), agents, employees, controlling persons and any other person or entity affiliated with, or acting on behalf of, the Advisor with respect to all damages, liabilities, costs and expenses resulting from acts of the Advisor not arising out of willful misfeasance, bad faith or gross negligence in the performance of their duties under our investment advisory and administrative services agreement. These protections may lead the Advisor to act in a riskier manner when acting on our behalf than it would when acting for its own account.
Risks Related to Business Development Companies
The requirement that we invest a sufficient portion of our assets in qualifying assets could preclude us from investing in accordance with our current business strategy; conversely, the failure to invest a sufficient portion of our assets in qualifying assets could result in our failure to maintain our status as a BDC.
As a BDC, we may not acquire any assets other than “qualifying assets” unless, at the time of such acquisition, at least 70% of our total assets are qualifying assets. Therefore, we may be precluded from investing in what we believe are attractive investments if such investments are not qualifying assets. Similarly, these rules could prevent us from making additional investments in existing portfolio companies, which could result in the dilution of our position, or could require us to dispose of investments at an inopportune time to comply with the 1940 Act. If we were forced to sell non-qualifying investments in the portfolio for compliance purposes, the proceeds from such sale could be significantly less than the current value of such investments. Conversely, if we fail to invest a sufficient portion of our assets in qualifying assets, we could lose our status as a BDC, which would subject us to substantially more regulatory restrictions and significantly decrease our operating flexibility.
Failure to maintain our status as a BDC would reduce our operating flexibility.
If we do not remain a BDC, we might be regulated as a closed-end investment company under the 1940 Act, which would subject us to substantially more regulatory restrictions under the 1940 Act and correspondingly decrease our operating flexibility.
Regulations governing our operation as a BDC and a RIC will affect our ability to raise, and the way in which we raise, additional capital or borrow for investment purposes, which may have a negative effect on our growth.
As a result of our need to satisfy the Annual Distribution Requirement in order to maintain RIC tax treatment under Subchapter M of the Code, we may need to periodically access the capital markets to raise cash to fund new investments. We may issue “senior securities,” as defined in the 1940 Act, including issuing preferred stock, borrowing money from banks or other financial institutions, or issuing debt securities only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such incurrence or issuance. Our ability to issue certain other types of securities is also limited. Under the 1940 Act, we are also generally prohibited from issuing or selling our common stock at a price per share of a class, after deducting upfront selling commissions and dealer manager fees, if any, that is below the net asset value per share of such class, without first obtaining approval for such issuance from our stockholders and our independent directors. Compliance with these limitations on our ability to raise capital may unfavorably limit our investment opportunities. These limitations may also reduce our ability in comparison to other companies to profit from favorable spreads between the rates at which we can borrow and the rates at which we can lend.
In addition, because we incur indebtedness for investment purposes, if the value of our assets declines, we may be unable to satisfy the asset coverage test under the 1940 Act, which would prohibit us from paying distributions and, as a result, could cause us to be subject to corporate-level tax on our income and capital gains, regardless of the amount of distributions paid. If we cannot satisfy the asset coverage test, we may be required to sell a portion of our investments and, depending on the nature of our debt financing, repay a portion of our indebtedness at a time when such sales may be disadvantageous. Under the 1940 Act, we generally are prohibited from issuing or selling shares of our common stock at a price per share, after deducting upfront selling commissions and dealer manager fees, if any, that is below the net asset value per share of a class, which may be a disadvantage as compared with other public companies. We may, however, sell shares of our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current net asset value of the applicable class of the common stock if our board of directors and independent directors determine that such sale is in our best interests and the best interests of our stockholders, and our stockholders as well as those stockholders that are not affiliated with us approve such sale.
The SBCA Act allows us to incur additional leverage.
On March 23, 2018, the Small Business Credit Availability Act, or the SBCA Act, became law. The SBCA Act, among other things, amends Section 61(a) of the 1940 Act to add a new Section 61(a)(2) which reduces the asset coverage requirements for senior securities applicable to BDCs from 200% to 150% provided that certain disclosure and approval requirements are met. Before the reduced asset coverage requirements under Section 61(a)(2) are effective with respect to the Company, the application of that section of the 1940 Act must be approved by either (1) a “required majority,” as defined in the Section 57(o) of the 1940 Act, of our board of directors or (2) a majority of votes cast at a special or annual meeting of our stockholders.
Future legislation or rules could modify how we treat derivatives and other financial arrangements for purposes of our compliance with the leverage limitations of the 1940 Act.
Future legislation or rules may modify how we treat derivatives and other financial arrangements for purposes of our compliance with the leverage limitations of the 1940 Act. For example, the SEC proposed a new rule in December 2015 that is designed to enhance the regulation of the use of derivatives by RICs and BDCs. While the adoption of the December 2015 rule is currently uncertain, the proposed rule, if adopted, or any future legislation or rules, may modify how leverage is calculated under the 1940 Act and, therefore, may increase or decrease the amount of leverage currently available to us under the 1940 Act, which may be materially adverse to us and our stockholders.
Our ability to enter into transactions with our affiliates is restricted.
We are prohibited under the 1940 Act from participating in certain transactions with certain of our affiliates without the prior approval of a majority of the independent members of our board of directors and, in some cases, the SEC. Any person that owns, directly or indirectly, 5% or more of our outstanding voting securities will be our affiliate for purposes of the 1940 Act, and we will generally be prohibited from buying or selling any securities from or to such affiliate, absent the prior approval of our board of directors. The 1940 Act also prohibits certain “joint” transactions with certain of our affiliates, which could include investments in the same portfolio company (whether at the same or different times), without prior approval of our board of directors and, in some cases, the SEC. In an order dated April 3, 2018, the SEC granted exemptive relief permitting us, subject to the satisfaction of certain conditions, to co-invest in certain privately negotiated investment transactions, including investments originated and directly negotiated by the Advisor or KKR Credit, with our co-investment affiliates. If a person acquires more than 25% of our voting securities, we will be prohibited from buying or selling any security from or to such person or certain of that person’s affiliates, or entering into prohibited joint transactions with such persons to the extent not covered by the exemptive relief, absent the prior approval of the SEC. Similar restrictions limit our ability to transact business with our officers or directors or their respective affiliates. As a result of these restrictions, we may be prohibited from buying or selling any security from or to any portfolio company of a fund managed by the Advisor without the prior approval of the SEC, which may limit the scope of investment opportunities that would otherwise be available to us.

We are uncertain of our sources for funding our future capital needs and if we cannot obtain debt or equity financing on acceptable terms or at all, our ability to acquire investments and to expand our operations will be adversely affected.
Any working capital reserves we maintain may not be sufficient for investment purposes, and we may require debt or equity financing to operate. We may also need to access the capital markets to refinance existing debt obligations to the extent maturing obligations are not repaid with cash flows from operations. In order to maintain RIC tax treatment we must distribute to our stockholders each tax year on a timely basis generally of an amount at least equal to 90% of our investment company taxable income, determined without regard to any deduction for distributions paid, and the amounts of such distributions will therefore not be available to fund investment originations or to repay maturing debt. In addition, with certain limited exceptions, we are only allowed to borrow amounts or issue debt securities or preferred stock, which we refer to collectively as “senior securities,” such that our asset coverage, as calculated pursuant to the 1940 Act, equals at least 200% immediately after such borrowing, which, in certain circumstances, may restrict our ability to borrow or issue debt securities or preferred stock. In the event that we develop a need for additional capital in the future for investments or for any other reason, and we cannot obtain debt or equity financing on acceptable terms, or at all, our ability to acquire investments and to expand our operations will be adversely affected. As a result, we would be less able to allocate our portfolio among various issuers and industries and achieve our investment objectives, which may negatively impact our results of operations and reduce our ability to make distributions to our stockholders.
Risks Related to Debt Financing
The agreements governing our debt financing arrangement contain, and agreements governing future debt financing arrangements may contain, various covenants which, if not complied with, could have a material adverse effect on our ability to meet our investment obligations and to pay distributions to our stockholders.
The agreements governing our and our special purpose financing subsidiary’s financing arrangements contain, and agreements governing future financing arrangements may contain, certain financial and operational covenants. These covenants require us and our subsidiary to, among other things, maintain certain financial ratios, including asset coverage and minimum stockholders’ equity. Compliance with these covenants depends on many factors, some of which are beyond our and their control. In the event of deterioration in the capital markets and pricing levels subsequent to this period, net unrealized depreciation in our and our subsidiaries’ portfolios may increase in the future and could result in non-compliance with certain covenants, or our taking actions which could disrupt our business and impact our ability to meet our investment objectives.
There can be no assurance that we and our subsidiaries will continue to comply with the covenants under our current financing arrangements and future financing arrangements, including any covenants related to the identity of our investment advisor. Failure to comply with these covenants could result in a default which, if we and our subsidiaries were unable to obtain a waiver, consent or amendment from the debt holders, could accelerate repayment under any or all of our and their debt instruments and thereby force us to liquidate investments at a disadvantageous time and/or at a price which could result in losses, or allow our lenders to sell assets pledged as collateral under our financing arrangements in order to satisfy amounts due thereunder. These occurrences could have a material adverse impact on our liquidity, financial condition, results of operations and ability to pay distributions. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Financial Condition, Liquidity and Capital Resources — Total Return Swap” for a more detailed discussion of the terms of our debt financing arrangement.
We currently incur indebtedness to make investments, which magnifies the potential for gain or loss on amounts invested in our common stock and may increase the risk of investing in our common stock.
The use of borrowings and other types of financing, also known as leverage, magnifies the potential for gain or loss on amounts invested and, therefore, increases the risks associated with investing in our common stock. When we use leverage to partially finance our investments, through borrowing from banks and other lenders or issuing debt securities we, and therefore our stockholders, will experience increased risks of investing in our common stock. Any lenders and debt holders would have fixed dollar claims on our assets that are senior to the claims of our stockholders. If the value of our assets increases, then leverage would cause the net asset value attributable to our common stock to increase more sharply than it would have had we not utilized leverage. Conversely, if the value of our assets decreases, leverage would cause net asset value to decline more sharply than it otherwise would have had we not utilized leverage. Similarly, any increase in our income in excess of interest payable on our indebtedness would cause our net investment income to increase more than it would without leverage, while any decrease in our income would cause net investment income to decline more sharply than it would have had we not utilized leverage. Such a decline could negatively affect our ability to make distributions to stockholders. Leverage is generally considered a speculative investment technique.
In addition, the decision to utilize leverage will increase our assets and, as a result, will increase the amount of management fees payable to the Advisor. See “Risks Related to the Advisor and Its Affiliates — The Advisor and its affiliates, including our officers and some of our directors, face conflicts of interest as a result of compensation arrangements between us and the Advisor, which could result in actions that are not in the best interests of our stockholders.”
Illustration.   The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing below. The calculation assumes (i) $315 million in total average assets, (ii) a weighted average cost of funds of 2.94%, (iii) $50.0 million in debt outstanding (i.e., assumes that the full $50.0 million available to us as of March 31, 2018 under our financing arrangement as of such date is outstanding) and (iv) $352 million in stockholders’ equity. In order to compute the “Corresponding return to stockholders,” the “Assumed Return on Our Portfolio (net of expenses)” is multiplied by the assumed total assets to obtain an assumed return to us. From this amount, the interest expense is calculated by multiplying the assumed weighted average cost of funds times the assumed debt outstanding, and the product is subtracted from the assumed return to us in order to determine the return available to stockholders. The return available to stockholders is then divided by our stockholders’ equity to determine the “Corresponding return to stockholders.” Actual interest payments may be different.
Assumed Return on Our Portfolio (net of expenses)	(10)%	(5)%	0%	5%	10%
Corresponding return to stockholders	(12.44)%	(6.50)%	(0.56)%	5.39%	11.33%

Similarly, assuming (i) $315 million in total average assets, (ii) a weighted average cost of funds of 2.94% and (iii) $50.0 million in debt outstanding (i.e., assumes that the full $50.0 million available to us as of March 31, 2018 under our financing arrangements as of such date is outstanding), our assets would need to yield an annual return (net of expenses) of approximately 0.47% in order to cover the annual interest payments on our outstanding debt.
Changes in interest rates may affect our cost of capital and net investment income.
Because we intend to use debt to finance investments, our net investment income will depend, in part, upon the difference between the rate at which we borrow funds and the rate at which we invest those funds. As a result, we can offer no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. In periods of rising interest rates when we have debt outstanding, our cost of funds will increase, which could reduce our net investment income. We expect that our long-term fixed-rate investments will be financed primarily with equity and long-term debt. We may use interest rate risk management techniques in an effort to limit our exposure to interest rate fluctuations. These techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act. These activities may limit our ability to participate in the benefits of lower interest rates with respect to the hedged portion of our portfolio. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on our business, financial condition and results of operations. Also, we have limited experience in entering into hedging transactions, and we will initially have to develop such expertise or arrange for such expertise to be provided.

A rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates would make it easier for us to meet or exceed the incentive fee hurdle rate and may result in a substantial increase of the amount of incentive fees payable to the Advisor with respect to pre-incentive fee net investment income. See “Investment Advisory and Administrative Services Agreement.”
Risks Related to U.S. Federal Income Tax
We will be subject to corporate-level income tax if we are unable to qualify as a RIC under Subchapter M of the Code or to satisfy the RIC Annual Distribution Requirements.
Besides maintaining our election to be treated as a BDC under the 1940 Act, in order for us to qualify as a RIC under Subchapter M of the Code, we must meet the following annual distribution, income source and asset diversification requirements. See “Material U.S. Federal Income Tax Considerations — Taxation as a RIC.”
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The 90% Income Test will be satisfied if we earn at least 90% of our gross income for each tax year from dividends, interest, gains from the sale of securities or similar sources.

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The Diversification Tests will be satisfied if we meet certain asset diversification requirements at the end of each quarter of our tax year. To satisfy these requirements, at least 50% of the value of our assets must consist of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities if such securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of such issuer; and no more than 25% of the value of our assets can be invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly traded partnerships.” Failure to meet these requirements may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments will be in private companies, and therefore will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses.

In any tax year in which we qualify as a RIC, in order for us to be able to be subject to tax as a RIC, we are required to meet an Annual Distribution Requirement. The Annual Distribution Requirement for RIC tax treatment will be satisfied if we distribute to our stockholders, for each tax year, dividends of an amount generally at least equal to the sum of 90% of our investment company taxable income, which is generally the sum of our ordinary net income and realized net short-term capital gains in excess of realized net long-term capital losses, without regard to any deduction for dividends paid. Because we may use debt financing, we are subject to an asset coverage ratio requirement under the 1940 Act and may in the future become subject to certain financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to satisfy the Annual Distribution Requirement. If we are unable to obtain cash from other sources, we could fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.
We must satisfy these tests on an ongoing basis in order to maintain RIC tax treatment, and may be required to make distributions to stockholders at times when it would be more advantageous to invest cash in our existing or other investments, or when we do not have funds readily available for distribution. Compliance with the RIC tax requirements may hinder our ability to operate solely on the basis of maximizing profits and the value of our stockholders’ investments. Also, the rules applicable to our qualification as a RIC are complex, with many areas of uncertainty. If we fail to maintain RIC tax treatment for any reason and are subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions. Moreover, if we failed to qualify as a RIC for a period greater than two taxable years, we may be required to recognize any net built-in gains (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if we had been liquidated) if we qualify as a RIC in a subsequent year. Any such failure to maintain RIC status may have a material adverse effect on us and on any investment in us. The Code provides certain forms of relief from RIC disqualification due to failures of the 90% Income Test or any of the diversification tests, although there may be additional taxes due in such cases. We cannot assure you that we would qualify for any such relief should we fail either the 90% Income Test or any of the diversification tests.
Some of our investments may be subject to corporate-level income tax.
We may invest in certain debt and equity investments through taxable subsidiaries and the taxable income of these taxable subsidiaries will be subject to federal and state corporate income taxes. We may invest in certain foreign debt and equity investments which could be subject to foreign taxes (such as income tax, withholding and value added taxes).
We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.
For U.S. federal income tax purposes, we may be required to recognize taxable income in circumstances in which we do not receive a corresponding payment in cash. For example, our investments may include debt instruments that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, increasing interest rates or debt instruments that were issued with warrants). To the extent original issue discount or PIK interest constitutes a portion of our income, we must include in taxable income each tax year a portion of the original issue discount or PIK interest that accrues over the life of the instrument, regardless of whether cash representing such income is received by us in the same tax year. We may also have to include in income other amounts that we have not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. We anticipate that a portion of our income may constitute original issue discount or other income required to be included in taxable income prior to receipt of cash. Also, recent tax legislation requires that income be recognized for tax purposes no later than when recognized for financial reporting purposes, which may require, pending further regulatory guidance, that we amortize market discount currently. Further, we may elect to amortize market discount and include such amounts in our taxable income in the current tax year, instead of upon disposition, as not making the election would limit our ability to deduct interest expenses for tax purposes.
Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the tax year of the accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount. As a result, we may have difficulty meeting the Annual Distribution Requirement necessary to maintain RIC tax treatment under Subchapter M of the Code. We may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to maintain RIC tax treatment and thus become subject to corporate-level U.S. federal income tax. For additional discussion regarding the tax implications of a RIC, see “Material U.S. Federal Income Tax Considerations — Taxation as a RIC.”
Furthermore, we may invest in the equity securities of non-U.S. corporations (or other non-U.S. entities classified as corporations for U.S. federal income tax purposes) that could be treated under the Code and U.S. Treasury regulations as “passive foreign investment companies” and/or “controlled foreign corporations.” The rules relating to investment in these types of non-U.S. entities are designed to ensure that U.S. taxpayers are either, in effect, taxed currently (or on an accelerated basis with respect to corporate level events) or taxed at increased tax rates at distribution or disposition. In certain circumstances, these rules also could require us to recognize taxable income or gains where we do not receive a corresponding payment in cash and, under recently proposed U.S. federal income tax regulations, all or a portion of such taxable income and gains may not be considered qualifying income for purposes of the 90% Income Test.
Our portfolio investments may present special tax issues.
Investments in below-investment grade debt instruments and certain equity securities may present special tax issues for us. U.S. federal income tax rules are not entirely clear about issues such as when we may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless debt in equity securities, how payments received on obligations in default should be allocated between principal and interest income, as well as whether exchanges of debt instruments in a bankruptcy or workout context are taxable. Such matters could cause us to recognize taxable income for U.S. federal income tax purposes, even in the absence of cash or economic gain, and require us to make taxable distributions to our stockholders to maintain our RIC status or preclude the imposition of either U.S. federal corporate income or excise taxation. Additionally, because such taxable income may not be matched by corresponding cash received by us, we may be required to borrow money or dispose of other investments to be able to make distributions to our stockholders.
These and other issues will be considered by us, to the extent determined necessary, in order that we minimize the level of any U.S. federal income or excise tax that we would otherwise incur. See “Material U.S. Federal Income Tax Considerations — Taxation as a RIC.”
If we do not qualify as a “publicly offered regulated investment company,” as defined in the Code, you will be taxed as though you received a distribution of some of our expenses.
A “publicly offered regulated investment company” is a RIC whose shares are either (i) continuously offered pursuant to a public offering, (ii) regularly traded on an established securities market or (iii) held by at least 500 persons at all times during the tax year. If we do not qualify as a publicly offered regulated investment company for any tax year, a noncorporate stockholder’s allocable portion of our affected expenses, including our management fees, will be treated as an additional distribution to the stockholder and will be deductible by such stockholder only to the extent permitted under the limitations described below. For noncorporate stockholders, including individuals, trusts, and estates, significant limitations generally apply to the deductibility of certain expenses of a non-publicly offered regulated investment company, including management fees. In particular, after 2025, these expenses, referred to as miscellaneous itemized deductions, will be deductible to an individual only to the extent they exceed 2% of such a stockholder’s adjusted gross income, will not be deductible for alternative minimum tax purposes and will be subject to the overall limitation on itemized deductions imposed by the Code, and before then will not be deductible at all. Although we believe that we are currently considered a publicly offered regulated investment company, as defined in the Code, there can be no assurance, however, that we will be considered a publicly offered regulated investment company in the future.
Legislative or regulatory tax changes could adversely affect investors.
At any time, the federal income tax laws governing RICs or the administrative interpretations of those laws or regulations may be amended. Any of those new laws, regulations or interpretations may take effect retroactively and could adversely affect the taxation of us or our stockholders. Therefore, changes in tax laws, regulations or administrative interpretations or any amendments thereto could diminish the value of an investment in our shares or the value or the resale potential of our investments. In particular, on December 22, 2017, the Tax Cuts and Jobs Act was signed into law. This tax legislation lowers the general corporate income tax rate from 35 percent to 21 percent, makes changes regarding the use of net operating losses, repeals the corporate alternative minimum tax and makes significant changes with respect to the U.S. international tax rules. In addition, the legislation generally requires a holder that uses the accrual method of accounting for U.S. tax purposes to include certain amounts in income no later than the time such amounts are reflected on certain financial statements, which therefore if applicable would require us to accrue income earlier than under prior law, although the precise application of this rule is un-clear at this time. The legislation also limits the amount or value of interest deductions of borrowers and in that way may potentially affect the loan market and our and our portfolio companies’ use of leverage. For individual taxpayers, the legislation reduces the maximum individual income tax rate and eliminates the deductibility of miscellaneous itemized deductions for taxable years 2018 through 2025. The impact of this new legislation is uncertain.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS
Some of the statements in this prospectus constitute forward-looking statements because they relate to future events or our future performance or financial condition. The forward-looking statements contained in this prospectus may include statements as to:
•
our future operating results;

•
our business prospects and the prospects of the companies in which we may invest;

•
the impact of the investments that we expect to make;

•
the ability of our portfolio companies to achieve their objectives;

•
our current and expected financing arrangements and investments;

•
changes in the general interest rate environment;

•
the adequacy of our cash resources, financing sources and working capital;

•
the timing and amount of cash flows, distributions and dividends, if any, from our portfolio companies;

•
our contractual arrangements and relationships with third parties;

•
actual and potential conflicts of interest with the Advisor, FS Investments, KKR Credit or any of their respective affiliates;

•
the dependence of our future success on the general economy and its effect on the industries in which we may invest;

•
our use of financial leverage;

•
the ability of the Advisor to locate suitable investments for us and to monitor and administer our investments;

•
the ability of the Advisor or its affiliates to attract and retain highly talented professionals;

•
our ability to maintain our qualification as a RIC and as a BDC;

•
the impact on our business of the Dodd-Frank Act and the rules and regulations issued thereunder;

•
the effect of changes to tax legislation and our tax position; and

•
the tax status of the enterprises in which we may invest.

In addition, words such as “anticipate,” “believe,” “expect” and “intend” indicate a forward-looking statement, although not all forward-looking statements include these words. The forward-looking statements contained in this prospectus involve risks and uncertainties. Our actual results could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors set forth in “Risk Factors” and elsewhere in this prospectus. Other factors that could cause actual results to differ materially include:
•
changes in the economy;

•
risks associated with possible disruption in our operations or the economy generally due to terrorism or natural disasters; and

•
future changes in laws or regulations and conditions in our operating areas.

We have based the forward-looking statements included in this prospectus on information available to us on the date of this prospectus. Except as required by the federal securities laws, we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise. You are advised to consult any additional disclosures that we may make directly to you or through reports that we may file in the future with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. The forward looking statements and projections contained in this prospectus or in periodic reports we file under the Exchange Act are excluded from the safe harbor protection provided by Section 27A of the Securities Act and Section 21E of the Exchange Act.

ESTIMATED USE OF PROCEEDS
The following table sets forth our estimates of how we intend to use the gross proceeds from this offering. Information is provided assuming the sale of the maximum offering amount at the current offering price of Class A, Class I, Class M and Class T-2 shares. The amount of net proceeds may be more or less than the amount depicted in the table below depending on the public offering price of the shares of Class A, Class I, Class M and Class T-2 common stock and the actual number of shares of each such class we sell in the offering. The table below assumes that shares of Class A, Class I, Class M and Class T-2 common stock are sold at the offering price equal to the NAV per share of the relevant class, plus any applicable sales load. Such amount is subject to increase or decrease based upon, among other things, our NAV per share.
We intend to use substantially all of the proceeds from this offering, net of expenses, to make investments primarily in private U.S. companies in accordance with our investment objectives and using the strategies described in this prospectus. We anticipate that the remainder will be used for working capital and general corporate purposes, including the payment of operating expenses. However, we have not established limits on the use of proceeds from this offering. We will seek to invest the net proceeds received in this offering as promptly as practicable after receipt thereof. However, depending on market conditions and other factors, including the availability of investments that meet our investment objectives, we may be unable to invest such proceeds within the time period we anticipate. There can be no assurance we will be able to sell the maximum amount we are offering. If we sell only a portion of the shares of common stock we are offering, we may be unable to achieve our investment objectives or allocate our portfolio among various issuers and industries.
Pursuant to the expense reimbursement agreement, the Advisor has agreed to reimburse us for expenses in an amount that is sufficient to ensure that no portion of our distributions to stockholders will be paid from our offering proceeds or borrowings. Although the Advisor may terminate the expense reimbursement agreement at any time, it has indicated that it expects to continue such reimbursements until it deems that we have achieved economies of scale sufficient to ensure that we bear a reasonable level of expenses in relation to our income. In the event that the expense reimbursement agreement is terminated, we may pay distributions from offering proceeds or borrowings. In addition, we have not established limits on the use of proceeds from this offering or the amount of funds we may use from available sources to make distributions to stockholders. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Overview — Expense Reimbursement” for a detailed discussion of the expense reimbursement agreement and the previous expense reimbursement agreement, including amounts reimbursed to us by FS Investments thereunder and the repayment of such amounts to FS Investments.
Pending investment of the proceeds raised in this offering, we intend to invest the net proceeds primarily in cash, cash equivalents, including money market funds, U.S. government securities, repurchase agreements and high-quality debt instruments maturing in one year or less from the time of investment, consistent with our BDC election and our election to be taxed as a RIC.
The amounts in the table assume that the full upfront selling commissions and dealer manager fees of our Class A and Class T-2 common stock are paid. All or a portion of the upfront selling commissions and dealer manager fees may be reduced or eliminated in connection with certain categories of sales. See “Plan of Distribution.” Any reduction in these fees will be accompanied by a corresponding reduction in the per share purchase price but will not affect the amounts available to us for investments. Because amounts in the following table are estimates, they may not accurately reflect the actual receipt or use of the offering proceeds.
In addition, under the terms of the investment advisory and administrative services agreement, the Advisor is entitled to receive up to [•]% of the gross proceeds raised in this offering until all organization and offering costs funded by the Advisor or its affiliates have been recovered. See “Fees and Expenses” for more information.

The following table presents information regarding the use of proceeds raised in this offering with respect to Class A, Class I, Class M and Class T-2 shares.
	$500 Million Raised			Maximum Offering of $1,500,000,000
	Amount		%	Amount		%
Gross Proceeds		$500,000,000	100.00%		$1,500,000,000	100.00%
Less:
Upfront Selling Commission		[ ]	[ ]%		[ ]	[ ]%
Dealer Manager Fee		[ ]	[ ]%		[ ]	[ ]%
Net Proceeds/Amount Available for Investments*	$	[ ]	[ ]%	$	[ ]	[ ]%

*
Investors will be subject to other fees and expenses. See “Fees and Expenses” for more information.

DISTRIBUTIONS
Subject to applicable legal restrictions and the sole discretion of our board of directors, we intend to declare regular cash distributions on a weekly basis and pay such distributions a monthly basis. We will calculate each stockholder’s specific distribution amount for the period using record and declaration dates and each stockholder’s distributions will begin to accrue on the date we accept such stockholder’s subscription for shares of our common stock. The per share amount of distributions on Class A, Class I, Class M and Class T-2 shares will differ because of different allocations of class-specific expenses. For example, distributions on Class M and Class T-2 shares will be lower than on Class A and Class I shares because Class M and Class T-2 shares are subject to an annual distribution fee for a period of time. In addition, the distribution fee for Class M and Class T-2 shares is different. The following table sets forth the distribution fee for each class of shares.
Class(1)	Annual Distribution Fee(2)
Class A	None
Class I	None
Class M	[•]%
Class T-2	[•]%

(1)
Currently, we are offering Class A, Class I, Class M and Class T-2 shares. We may offer additional classes of our common stock in the future, with each class having a different upfront sales load and fee and expense structure.

(2)
The annual distribution fee will be payable by us and will terminate upon the occurrence of certain conditions, at which point Class M, Class T and Class T-2 shares will convert into Class I shares. See “Share Class Specifications — Conversion Feature and Termination of Distribution Fees.”

From time to time, we may also pay special interim distributions in the form of cash or shares of our common stock at the discretion of our board of directors. For example, our board of directors may periodically declare stock distributions in order to reduce the net asset value per share of a share class if necessary to ensure that we do not sell such shares at a price per share, after deducting upfront selling commissions and dealer manager fees, if any, that is below the net asset value per share of such class.
We may fund our cash distributions to stockholders from any sources of funds legally available to us, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets, dividends or other distributions paid to us on account of preferred and common equity investments in portfolio companies and expense reimbursements from the Advisor. We have not established limits on the amount of funds we may use from available sources to make distributions.
For a period of time following commencement of this offering, which time period may be significant, substantial portions of our distributions have been funded through the reimbursement of certain expenses by FS Investments and its affiliates, including through the waiver of certain investment advisory fees by FSIC IV Advisor, pursuant to the previous expense reimbursement agreement, and may in the future be funded through the reimbursement of certain expenses by the Advisor pursuant to the expense reimbursement agreement, in each case that are subject to repayment by us within three years. The purpose of this arrangement is to ensure that no portion of our distributions to stockholders will be paid from offering proceeds or borrowings. Any such distributions funded through expense reimbursements or waivers of advisory fees were not based on our investment performance, and can only be sustained if we achieve positive investment performance in future periods and/or the Advisor and its affiliates continue to make such reimbursements or waivers of such fees. Our future repayment of amounts reimbursed or waived by FS Investments, the Advisor or their respective affiliates, as applicable, will reduce the distributions that you would otherwise receive in the future. There can be no assurance that we will achieve the performance necessary to sustain our distributions or that we will be able to pay distributions at a specific rate or at all. The Advisor has no obligation to waive advisory fees or otherwise reimburse expenses in future periods. During the year ended December 31, 2016, if FS Investments had not reimbursed certain of our expenses, 15% of the aggregate amount of distributions paid during such period would have been funded from offering proceeds or borrowings.
On a quarterly basis, we will send information to all stockholders of record regarding the sources of distributions paid to our stockholders in such quarter. During certain periods, our distributions may exceed our earnings, especially during the period before we have substantially invested the proceeds from our continuous public offering of common stock. As a result, it is possible that a portion of the distributions we make will represent a return of capital. A return of capital generally is a return of your investment rather than a return of earnings or gains derived from our investment activities and will be made after deducting the fees and expenses payable in connection with our continuous public offering, including any fees payable to the Advisor. Moreover, a return of capital will generally not be taxable, but will reduce each stockholder’s cost basis in our common stock, and will result in a higher reported capital gain or lower reported capital loss when the common stock on which such return of capital was received is sold. Each year a statement on Form 1099-DIV identifying the sources of our distributions (i.e., paid from ordinary income, paid from net capital gains on the sale of securities, and/or a return of capital) will be mailed to our stockholders subject to information reporting. See “Material U.S. Federal Income Tax Considerations.”
Pursuant to the expense reimbursement agreement, the Advisor has agreed to reimburse us for expenses in an amount that is sufficient to ensure that no portion of our distributions to stockholders will be paid from offering proceeds or borrowings. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Overview — Expense Reimbursement” for a detailed discussion of the expense reimbursement agreement and the previous expense reimbursement agreement, including amounts reimbursed to us by FS Investments thereunder and the repayment of such amounts to FS Investments.
From time to time and not less than on a quarterly basis, the Advisor must review our accounts to determine whether cash distributions are appropriate. We intend to distribute pro rata to our stockholders funds received by us which the Advisor deems unnecessary for us to retain.
We intend to continue to make our regular distributions in the form of cash, out of assets legally available for distribution, unless stockholders elect to receive their distributions in additional shares of our common stock under our distribution reinvestment plan. Although distributions paid in the form of additional shares of common stock will generally be subject to U.S. federal, state and local taxes in the same manner as cash distributions, stockholders who elect to participate in our distribution reinvestment plan will not receive any corresponding cash distributions with which to pay any such applicable taxes. Stockholders receiving distributions in the form of additional shares of common stock will be treated as receiving a distribution in the amount of the fair market value of our shares of common stock. If stockholders hold shares in the name of a broker or financial intermediary, they should contact such broker or financial intermediary regarding their option to elect to receive distributions in additional shares of our common stock under our distribution reinvestment plan in lieu of cash.
In order to maintain RIC tax treatment, we must, among other things, make distributions treated as dividends for U.S. federal income tax purposes of an amount at least equal to 90% of our investment company taxable income, determined without regard to any deduction for distributions paid, each tax year. As long as the distributions are declared by the later of the fifteenth day of the ninth month following the close of a tax year or the due date of the tax return for such tax year, including extensions, distributions paid up to twelve months after the current tax year can be carried back to the prior tax year for determining the distributions paid in such tax year. We intend to make sufficient distributions treated as dividends for U.S. federal income tax purposes to our stockholders to maintain our RIC tax status each tax year. We are also subject to a 4% nondeductible federal excise tax on certain undistributed income unless we make distributions in a timely manner to our stockholders generally of an amount at least equal to the sum of  (1) 98% of our net ordinary income (taking into account certain deferrals and elections) for the calendar year, (2) 98.2% of our capital gain net income, which is the excess of capital gains in excess of capital losses or “capital gain net income” (adjusted for certain ordinary losses), for the one-year period ending October 31 of that calendar year and (3) any net ordinary income and capital gain net income for the preceding years that were not distributed during such years and on which we incurred no U.S. federal income tax. Any distribution declared by us during October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following calendar year, will be treated as if it had been paid by us, as well as received by our U.S. stockholders, on December 31 of the calendar year in which the distribution was declared. We can offer no assurance that we will achieve results that will permit us to pay any cash distributions. If we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings. See “Regulation” and “Material U.S. Federal Income Tax Considerations.”
The following table reflects the cash distributions per Class T share that we declared and paid on our common stock during the three months ended March 31, 2018 and 2017 and the years ended December 31, 2017 and 2016. Dollar amounts in the table below are presented in thousands, except per share data:
	Distribution(1)
For the Year Ended December 31,	Per Class T Share	Amount
2016	$0.64010	$4,443
2017(2)	$0.73902	$17,642
For the Three Months Ended March 31,
2017(2)	$0.18770	$2,917
2018	$0.17452	$5,247

(1)
Distribution amounts and per Class T share amounts shown are net of annual distribution fees, which began accruing on February 1, 2017, and reflect the special cash distributions described in footnote (2) below.

(2)
On a monthly basis from February 2017 through June 2017, we paid special cash distributions in the weekly amount of approximately $0.002 per Class T share, to Class T stockholders of record as of the weekly record dates previously determined by our board of directors for that period. We paid a total of approximately $884 in special cash distributions to Class T stockholders. Our board of directors ratified and approved such monthly special cash distribution payments on August 10, 2017.

We currently declare regular cash distributions on a weekly basis and pay such distributions on a monthly basis with respect to our Class T shares. On November 7, 2016, our board of directors declared regular weekly cash distributions for January 2017 through March 2017 in the amount of $0.012808 per Class T share, which was paid to Class T stockholders of record through February 6, 2017. On February 7, 2017, our board of directors determined to increase the regular weekly cash distributions for Class T stockholders of record as of February 7, 2017 through March 2017 to $0.015454 per Class T share. On March 8, 2017, our board of directors declared regular weekly cash distributions for April 2017 through June 2017 in the amount of  $0.015454 per Class T share. On April 6, 2017, our board of directors determined to increase the regular weekly cash distributions for Class T stockholders of record as of April 11, 2017 to $0.015521 per share. On May 9, 2017, our board of directors declared regular weekly cash distributions for July 2017 through September 2017 in the amount of  $0.015521 per Class T share, On August 10, 2017, our board of directors declared regular weekly cash distributions for October 2017 through December 2017 in the amount of  $0.015521 per Class T share. On November 6, 2017, our board of directors declared regular weekly cash distributions for January 2018 through March 2018 in the amount of  $0.067258 per Class T share. On March 8, 2018 and May 2, 2018, our board of directors declared regular monthly cash distributions for April 2018 through June 2018 and July 2018 through September 2018, respectively, each in the gross amount of  $0.067258 per Class T share. These distributions have been or will be paid monthly to Class T stockholders of record as of weekly record dates previously determined by our board of directors.
We have adopted an “opt in” distribution reinvestment plan for our stockholders. As a result, if we make a cash distribution, our stockholders will receive the distribution in cash unless they specifically “opt in” to the distribution reinvestment plan so as to have their cash distribution reinvested in additional shares of our common stock. However, certain state authorities or regulators may impose restrictions from time to time that may prevent or limit a stockholder’s ability to participate in our distribution reinvestment plan. See “Distribution Reinvestment Plan.”
The following table reflects the sources of the cash distributions on a tax basis that we have paid on our shares of Class T common stock during the three months ended March 31, 2018 and 2017 and the years ended December 31, 2017 and 2016. Dollar amounts in the table below and the paragraph that follows such table are presented in thousands:
	Three Months Ended March 31, (Unaudited)				Year Ended December 31,
	2018		2017		2017		2016
Source of Distribution	Distribution Amount	Percentage	Distribution Amount	Percentage	Distribution Amount	Percentage	Distribution Amount	Percentage
Offering proceeds	$—	$—	$—	$—	$—	$—	$—	$—
Borrowings	$—	$—	$—	$—	$—	$—	$—	$—
Net investment income (prior to expense reimbursement)(1)	5,247	100%	885	30%	15,610	88%	2,673	60%
Short-term capital gains proceeds from the sale of assets	—	—	2,032	70%	2,032	12%	1,104	25%
Long-term capital gains proceeds from the sale of assets	—	—	—	—	—	—	—	—
Non-capital gains proceeds from the sale of assets	—	—	—	—	—	—	—	—
Distributions on account of preferred and common equity	—	—	—	—	—	—	—	—
Expense reimbursement from sponsor	—	—	—	—	666	15%	666	15%
Total	$5,247	100%	$2,917	100%	$17,642	$100%	$4,443	100%

(1)
During the three months ended March 31, 2018 and 2017, 94.0% and 97.6%, respectively, of our gross investment income was attributable to cash income earned, 1.6% and 2.1%, respectively, was attributable to non-cash accretion of discount and 4.4% and 0.3%, respectively, was attributable to paid-in-kind interest, or PIK, interest. During the years ended December 31, 2017 and 2016, 98.4% and 94.6%, respectively, of our gross investment income was attributable to cash income earned, 1.4% and 4.5%, respectively, was attributable to non-cash accretion of discount and 0.2% and 0.9%, respectively, was attributable to PIK interest.

Our net investment income on a tax basis for the three months ended March 31, 2018 and 2017 was $4,278 and $2,684, respectively. As of March 31, 2018 and December 31, 2017, we had $7,178 and $6,277, respectively, of undistributed net investment income and accumulated undistributed net realized gains on a tax basis. Our net investment income on a tax basis for the years ended December 31, 2017 and 2016 was $16,516 and $3,339, respectively. As of December 31, 2017 and 2016, we had $6,277 and $2,032, respectively, of undistributed net investment income and accumulated undistributed net realized gains on a tax basis.

The difference between our GAAP-basis net investment income (loss) and our tax-basis net investment income is primarily due to the reversal of the required accrual for GAAP purposes of incentive fees on unrealized gains even though no such incentive fees on unrealized gains are payable by us, the tax basis net investment income portion of the total return swap payments and the accretion of discount on the TRS.
The following table sets forth a reconciliation between GAAP-basis net investment income (loss) and tax-basis net investment income during the three months ended March 31, 2018 and 2017 and the years ended December 31, 2017 and 2016. Dollar amounts in the table below are presented in thousands:
	Three Months Ended March 31,		Year Ended December 31,
	2018	2017	2017	2016
GAAP-basis net investment income (loss)	$3,913	$(221)	$6,149	$(1,765)
Reversal of incentive fee accrual on unrealized gains	(735)	682	925	817
Reclassification of unamortized original issue discount and prepayment fees	(20)	(185)	(860)	(166)
Tax-basis net investment income portion of total return swap payments	1,076	1,429	7,714	2,932
Accretion of discount on total return swap	208	603	755	309
Nondeductible offering costs	—	—	1,392	—
Other miscellaneous differences	(164)	376	441	1,212
Tax-basis net investment income	$4,278	$2,684	$16,516	$3,339
The determination of the tax attributes of our distributions is made annually as of the end of our fiscal year based upon our taxable income for the full year and distributions paid for the full year. Therefore, a determination made on a quarterly basis may not be representative of the actual tax attributes of our distributions for a full year. The actual tax characteristics of distributions to stockholders are reported to stockholders annually on Form 1099-DIV.
As of March 31, 2018, December 31, 2017 and 2016, the components of accumulated earnings on a tax basis were as follows (dollar amounts in the table below, the related note and the paragraph that follows such note are presented in thousands):
	March 31, 2018 (Unaudited)	December 31, 2017
Distributable ordinary income (net investment income and short-term capital gains)	$6,317	$5,882
Distributable capital gains (accumulated capital losses)	861	395
Other temporary differences	(1,357)	(2,318)
Net unrealized appreciation (depreciation) on investments and total return swap(1)	(252)	4,682
Total	$5,569	$8,641

(1)
As of March 31, 2018 and December 31, 2017, the gross unrealized appreciation on our investments and TRS was $3,390 and $5,256, respectively, and the gross unrealized depreciation on our investments was $3,642 and $574, respectively.

The aggregate cost of our investments, including the accretion of discount on the TRS, for U.S. federal income tax purposes totaled $257,101 and $263,356 as of March 31, 2018 and December 31, 2017, respectively. The aggregate net unrealized appreciation (depreciation) on a tax basis, including the TRS, was $(252) and $4,682 as of March 31, 2018 and December 31, 2017, respectively.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS
The information in this section contains forward-looking statements that involve risks and uncertainties. Please see “Risk Factors” and “Special Note Regarding Forward-Looking Statements” for a discussion of the uncertainties, risks and assumptions associated with these statements. You should read the following discussion in conjunction with the financial statements and related notes and other financial information appearing elsewhere in this prospectus. Many of the amounts and percentages presented in “Management’s Discussion and Analysis of Financial Condition and Results of Operations” have been rounded for convenience of presentation and all amounts are presented in thousands (unless otherwise indicated), except share and per share amounts.
Overview
We were incorporated under the general corporation laws of the State of Maryland on February 25, 2015 and formally commenced investment operations on January 6, 2016. We are an externally managed, non-diversified, closed-end management investment company that has elected to be regulated as a BDC under the 1940 Act and have elected to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a RIC under Subchapter M of the Code. Prior to satisfying the minimum offering requirement, we had no operations except for matters relating to our organization. In November 2017, we closed our continuous public offering of Class T common stock to new investors. Pursuant to the registration statement of which this prospectus is a part, we are reopening our continuous public offering to new investors and are offering Class A, Class I, Class M and Class T-2 shares in a maximum aggregate amount of up to $1.5 billion.
Our investment activities are managed by the Advisor and supervised by our board of directors, a majority of whom are independent. Under the investment advisory and administrative services agreement, we have agreed to pay the Advisor an annual base management fee based on the average weekly value of our gross assets and an incentive fee based on our performance. See “Investment Advisory and Administrative Services Agreement” for a description of the fees to which the Advisor is entitled.
Historically, we received investment advisory and administrative services from FSIC IV Advisor pursuant to the investment advisory and administrative services agreement, dated September 21, 2015, by and between us and FSIC IV Advisor, or the FSIC IV Advisor investment advisory and administrative services agreement. The FSIC IV Advisor investment advisory and administrative services agreement was replaced by the investment advisory and administrative services agreement. FSIC IV Advisor previously engaged GSO/Blackstone Debt Funds Management LLC, or GDFM, to act as our investment sub-adviser pursuant to the investment sub-advisory agreement between FSIC IV Advisor and GDFM, dated September 21, 2015, or the investment sub-advisory agreement. GDFM resigned as our investment sub-adviser and terminated the investment sub-advisory agreement effective April 9, 2018.
Our investment objectives are to generate current income and, to a lesser extent, long-term capital appreciation. We have identified and intend to focus on the following investment categories, which we believe will allow us to generate an attractive total return with an acceptable level of risk.
Direct Originations:   We intend to directly source investment opportunities. Such investments are originated or structured for us or made by us and are not generally available to the broader market. These investments may include both debt and equity components, although we do not generally make equity investments independent of having an existing credit relationship. We believe directly originated investments may offer higher returns and more favorable protections than broadly syndicated transactions.
Opportunistic:   We intend to seek to capitalize on market price inefficiencies by investing in loans, bonds and other securities where the market price of such investment reflects a lower value than deemed warranted by our fundamental analysis. We believe that market price inefficiencies may occur due to, among other things, general dislocations in the markets, a misunderstanding by the market of a particular company or an industry being out of favor with the broader investment community. We seek to allocate capital to these securities that have been misunderstood or mispriced by the market and where we believe there is an opportunity to earn an attractive return on our investment. Such opportunities may include event driven investments, anchor orders (i.e. opportunities that are originated and then syndicated by a commercial or investment bank, but where we provide a capital commitment significantly above the average syndicate participant) and CLOs.
In the case of event driven investments, we intend to take advantage of dislocations that arise in the markets due to an impending event and where the market’s apparent expectation of value differs substantially from our fundamental analysis. Such events may include a looming debt maturity or default, a merger, spin-off or other corporate reorganization, an adverse regulatory or legal ruling, or a material contract expiration, any of which may significantly improve or impair a company’s financial position. Compared to other investment strategies, event driven investing depends more heavily on our ability to successfully predict the outcome of an individual event rather than on underlying macroeconomic fundamentals. As a result, successful event driven strategies may offer both substantial diversification benefits and the ability to generate performance in uncertain market environments.
We may also invest in anchor orders. In these types of investments, we may receive fees, preferential pricing or other benefits not available to other lenders in return for our significant capital commitment. Our decision to provide an anchor order to a syndicated transaction is predicated on a rigorous credit analysis, our familiarity with a particular company, industry or financial sponsor, and the broader investment experiences of FSIC IV Advisor and GDFM.
In addition, we opportunistically invest in CLOs. CLOs are a form of securitization where the cash flow from a pooled basket of syndicated loans is used to support distribution payments made to different tranches of securities. While collectively CLOs represent nearly fifty percent of the broadly syndicated loan universe, investing in individual CLO tranches requires a high degree of investor sophistication due to their structural complexity and the illiquid nature of their securities.
Broadly Syndicated/Other:   Although our primary focus is to invest in directly originated transactions and opportunistic investments, in certain circumstances we will also invest in the broadly syndicated loan and high yield markets. Broadly syndicated loans and bonds are generally more liquid than our directly originated investments and provide a complement to our less liquid strategies. In addition, and because we typically receive more attractive financing terms on these positions than we do on our less liquid assets, we are able to leverage the broadly syndicated portion of our portfolio in such a way that maximizes the levered return potential of our portfolio.
Our portfolio is comprised primarily of investments in senior secured loans and second lien secured loans of private middle market U.S. companies and, to a lesser extent, subordinated loans of private U.S. companies. Although we do not expect a significant portion of our portfolio to be comprised of subordinated loans, there is no limit on the amount of such loans in which we may invest. We may purchase interests in loans or make other debt investments, including investments in senior secured bonds, through secondary market transactions in the “over-the-counter” market or directly from our target companies as primary market or directly originated investments. In connection with our debt investments, we may on occasion receive equity interests such as warrants or options as additional consideration. We may also purchase or otherwise acquire minority interests in the form of common or preferred equity or equity-related securities, such as rights and warrants that may be converted into or exchanged for common stock or other equity or the cash value of common stock or other equity, in our target companies, generally in conjunction with one of our debt investments, including through the restructuring of such investments, or through a co-investment with a financial sponsor, such as an institutional investor or private equity firm. In addition, a portion of our portfolio may be comprised of corporate bonds, CLOs, other debt securities and derivatives, including total return swaps and credit default swaps. FSIC IV Advisor will seek to tailor our investment focus as market conditions evolve. Depending on market conditions, we may increase or decrease our exposure to less senior portions of the capital structure or otherwise make opportunistic investments.
The senior secured loans, second lien secured loans and senior secured bonds in which we invest generally have stated terms of three to seven years and subordinated debt investments that we make generally have stated terms of up to ten years, but the expected average life of such securities is generally between three and seven years. However, there is no limit on the maturity or duration of any security in our portfolio. Our debt investments may be rated by a NRSRO and, in such case, generally will carry a rating below investment grade (rated lower than “Baa3” by Moody’s or lower than “BBB-” by S&P). We also invest in non-rated debt securities.
Revenues
The principal measure of our financial performance is net increase (decrease) in net assets resulting from operations, which includes net investment income, net realized gain or loss on investments, net realized gain or loss on total return swap, net unrealized appreciation or depreciation on investments and net unrealized appreciation or depreciation on total return swap.
Net investment income is the difference between our income from interest, dividends, fees and other investment income and our operating and other expenses. Net realized gain or loss on investments is the difference between the proceeds received from dispositions of portfolio investments and their amortized cost. Net realized gain or loss on total return swap is the net monthly settlement payments received on the TRS. Net unrealized appreciation or depreciation on investments is the net change in the fair value of our investment portfolio. Net unrealized appreciation or depreciation on total return swap is the net change in the fair value of the TRS.
We principally generate revenues in the form of interest income on the debt investments we hold. In addition, we generate revenues in the form of non-recurring commitment, closing, origination, structuring or diligence fees, monitoring fees, fees for providing managerial assistance, consulting fees, prepayment fees and performance-based fees. We may also generate revenues in the form of dividends and other distributions on the equity/other securities we hold.
Expenses
Our primary operating expenses include the payment of management and incentive fees and other expenses under the investment advisory and administrative services agreement, interest expense from financing arrangements and other indebtedness, and other expenses necessary for our operations. The management and incentive fees compensate the Advisor for its work in identifying, evaluating, negotiating, executing, monitoring and servicing our investments.
We reimburse the Advisor for expenses necessary to perform services related to our administration and operations, including the Advisor’s allocable portion of the compensation and related expenses of certain personnel of FS Investments and KKR Credit providing administrative services to us on behalf of the Advisor. Such services include the provision of general ledger accounting, fund accounting, legal services, investor relations, regulatory and other administrative services. The Advisor also performs, or oversees the performance of, our corporate operations and required administrative services, which includes being responsible for the financial records that we are required to maintain and preparing reports for our stockholders and reports filed with the SEC. In addition, the Advisor assists us in calculating the net asset value for each share class, overseeing the preparation and filing of tax returns and the printing and dissemination of reports to our stockholders, and generally overseeing the payment of our expenses and the performance of administrative and professional services rendered to us by others.
The amount of the reimbursement payable to the Advisor is set at the lesser of  (1) the Advisor’s actual costs incurred in providing such services and (2) the amount that we estimate we would be required to pay alternative service providers for comparable services in the same geographic location. Historically, pursuant to the FSIC IV investment advisory and administrative services agreement, we also reimbursed FSIC IV Advisor for expenses necessary to perform services related to our administration and operations, including FSIC IV Advisor’s allocable portion of the compensation and related expenses of certain personnel of FS Investments, our sponsor and an affiliate of FSIC IV Advisor, providing administrative services to us on behalf of FSIC IV Advisor. The amount of this reimbursement for FSIC IV Advisor was set at the lesser of  (1) FSIC IV Advisor’s actual costs incurred in providing such services and (2) the amount that we estimated would be required to pay alternative service providers for comparable services in the same geographic location. FSIC IV Advisor allocated the cost of such services to us based on factors such as assets, revenues, time allocations and/or other reasonable metrics.

Due to our relatively small asset base, the amount of the allocated expenses to be reimbursed is subject to a monthly minimum of  $20 to reflect the fact that there is a minimum amount of administrative services performed on our behalf by FS Investments personnel. The Advisor allocates the cost of such services to us based on factors such as assets, revenues, time allocations and/or other reasonable metrics consistent with past practice (but solely to the extent such past practice is not inconsistent with the policies of the Advisor). Our board of directors reviews the methodology employed in determining how the expenses are allocated to us and the proposed allocation of the administrative expenses among us and certain affiliates of the Advisor. Our board of directors then assesses the reasonableness of such reimbursements for expenses allocated to us based on the breadth, depth and quality of such services as compared to the estimated cost to us of obtaining similar services from third-party service providers known to be available. In addition, our board of directors considers whether any single third-party service provider would be capable of providing all such services at comparable cost and quality. Finally, our board of directors compares the total amount paid to the Advisor for such services as a percentage of our net assets to the same ratio as reported by other comparable BDCs. We do not reimburse the Advisor for any services for which it receives a separate fee, or for rent, depreciation, utilities, capital equipment or other administrative items allocated to a controlling person of the Advisor.
We bear all other expenses of our operations and transactions, including (without limitation) fees and expenses relating to:
•
corporate and organization expenses relating to offerings of our common stock, subject to limitations included in the investment advisory and administrative services agreement;

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the cost of calculating the net asset value for each share class, including the cost of any third-party pricing or valuation services;

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the cost of effecting sales and repurchases of shares of our common stock and other securities;

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investment advisory fees;

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fees payable to third parties relating to, or associated with, making investments and valuing investments, including fees and expenses associated with performing due diligence reviews of prospective investments;

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interest payments on our debt or related obligations;

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transfer agent and custodial fees;

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research and market data (including news and quotation equipment and services, and any computer hardware and connectivity hardware (e.g. telephone and fiber optic lines) incorporated into the cost of obtaining such research and market data);

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fees and expenses associated with marketing efforts;

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federal and state registration fees;

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federal, state and local taxes;

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fees and expenses of directors not also serving in an executive officer capacity for us or the Advisor;

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costs of proxy statements, stockholders’ reports, notices and other filings;

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fidelity bond, directors and officers/errors and omissions liability insurance and other insurance premiums;

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direct costs such as printing, mailing, long distance telephone and staff;

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fees and expenses associated with accounting, corporate governance, government and regulatory affairs activities, independent audits and outside legal costs;

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costs associated with our reporting and compliance obligations under the 1940 Act and applicable federal and state securities laws, including compliance with the Sarbanes-Oxley Act;

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brokerage commissions for our investments; and

•
all other expenses incurred by the Advisor or us in connection with administering our business, including expenses incurred by the Advisor in performing administrative services for us and administrative personnel paid by the Advisor to the extent they are not controlling persons of the Advisor or any of their respective affiliates, subject to the limitations included in the investment advisory and administrative services agreement.

In addition, we have contracted with State Street Bank and Trust Company, or State Street, to provide various accounting and administrative services, including, but not limited to, preparing preliminary financial information for review by FSIC IV Advisor, preparing and monitoring expense budgets, maintaining accounting and corporate books and records, processing trade information provided by us and performing testing with respect to RIC compliance.
Expense Reimbursement
Pursuant to the expense reimbursement agreement, the Advisor has agreed to reimburse us for expenses in an amount that is sufficient to ensure that no portion of our distributions to stockholders will be paid from offering proceeds or borrowings. Historically, pursuant to the previous expense reimbursement agreement, which contains terms and conditions that are substantially similar to the terms and conditions of the expense reimbursement agreement, FS Investments agreed to reimburse us for expenses in an amount that was sufficient to ensure that no portion of our distributions to stockholders would be paid from offering proceeds or borrowings. However, because certain investments we may make, including preferred and common equity investments, may generate dividends and other distributions to us that are treated for tax purposes as a return of capital, a portion of our distributions to stockholders may also be deemed to constitute a return of capital to the extent that we may use such dividends or other distribution proceeds to fund our distributions to stockholders. Under those circumstances, the Advisor will not reimburse us for the portion of such distributions to stockholders that represent a return of capital, as the purpose of the expense reimbursement arrangement is not to prevent tax-advantaged distributions to stockholders.
Under the expense reimbursement agreement, the Advisor will reimburse us for expenses in an amount equal to the difference between our cumulative distributions paid to our stockholders in each quarter, less the sum of our net investment company taxable income, net capital gains and dividends and other distributions paid to us on account of preferred and common equity investments in portfolio companies (to the extent such amounts are not included in net investment company taxable income or net capital gains) in each quarter.
Pursuant to the expense reimbursement agreement, we have a conditional obligation to reimburse the Advisor for any amounts funded by the Advisor under such agreement if  (and only to the extent that), during any fiscal quarter occurring within three years of the date on which the Advisor funded such amount, the sum of our net investment company taxable income, net capital gains and the amount of any dividends and other distributions paid to us on account of preferred and common equity investments in portfolio companies (to the extent not included in net investment company taxable income or net capital gains) exceeds the cumulative distributions paid by us to our stockholders during such quarter; provided, however, that (i) we will only reimburse the Advisor for expense support payments made by the Advisor with respect to any calendar quarter to the extent that the payment of such reimbursement (together with any other reimbursement paid during such fiscal year) does not cause “other operating expenses” (as defined below) (on an annualized basis and net of any expense support payments received by us during such fiscal year) to exceed the lesser of  (A) 1.75% of our average net assets attributable to shares of our common stock for the fiscal year-to-date period after taking such payments into account and (B) the percentage of our average net assets attributable to shares of our common stock represented by “other operating expenses” during the fiscal year in which such expense support payment from the Advisor was made (provided, however, that this clause

(B) shall not apply to any reimbursement payment which relates to an expense support payment from the Advisor made during the same fiscal year) and (ii) we will not reimburse the Advisor for expense support payments made by the Advisor for any calendar quarter if the annualized rate of regular cash distributions declared by us at the time of such reimbursement payment is less than the annualized rate of regular cash distributions declared by us at the time the Advisor made the expense support payment to which such reimbursement payment relates. We are not obligated to pay interest on the reimbursements we are required to make to the Advisor under the expense reimbursement agreement. “Other operating expenses” means our total “operating expenses” (as defined below), excluding base management fees, incentive fees, distribution fees, organization and offering costs, financing fees and costs, interest expense, brokerage commissions and extraordinary expenses. “Operating expenses” means all operating costs and expenses incurred, as determined in accordance with GAAP for investment companies.
We or the Advisor may terminate the expense reimbursement agreement at any time. The Advisor has indicated that it expects to continue such reimbursements until it deems that we have achieved economies of scale sufficient to ensure that we bear a reasonable level of expenses in relation to our income. The specific amount of expenses reimbursed by the Advisor, if any, will be determined at the end of each quarter.
Upon termination of the expense reimbursement agreement by the Advisor, the Advisor will be required to fund any amounts accrued thereunder as of the date of termination. Similarly, our conditional obligation to reimburse FS Investments pursuant to the terms of the expense reimbursement agreement shall survive the termination of such agreement by either party.
During the three months ended March 31, 2018 and the year ended December 31, 2017, we did not accrue any amounts for expense reimbursements that FS Investments has agreed to pay. During the period from January 6, 2016 (Commencement of Operations) through December 31, 2016, we accrued $666 for expense reimbursements that FS Investments agreed to pay. These reimbursements were funded, in part, through the offset of management fees payable by us to FSIC IV Advisor. As of March 31, 2018, we did not have any reimbursements due from FS Investments.
As discussed above, under the expense reimbursement agreement, amounts reimbursed to us by FS Investments may become subject to repayment by us in the future. During the three months ended March 31, 2018 and 2017, no such repayments were made by us. During the three months ended March 31, 2017, we accrued $666 for expense recoupments payable to FS Investments. As of March 31, 2018, there were no unreimbursed expense support payments subject to future reimbursement by us.
FS Investments is controlled by our chairman and chief executive officer, Michael C. Forman, and its vice-chairman, David J. Adelman.
There can be no assurance that the expense reimbursement agreement will remain in effect or that the Advisor will reimburse any portion of our expenses in future quarters.
Portfolio Investment Activity for the Three Months Ended March 31, 2018 and for the Year Ended December 31, 2017
As of March 31, 2018, our investment portfolio, with a total fair value of approximately, $256.1 million (54% in first lien senior secured loans, 10% in second lien senior secured loans, 7% in senior secured bonds, 27% in subordinated debt and 2% in equity and other investments), consisted of interests in 44 portfolio companies. The portfolio companies that comprised our portfolio as of such date had an average annual EBITDA of approximately $96.2 million. As of March 31, 2018, the debt investments in our portfolio were purchased at a weighted average price of 99.2% of par, and our estimated gross portfolio yield, prior to leverage, was 9.7% based upon the amortized cost of our investments. During the three months ended March 31, 2018, our total return was 0.64% and our total return without assuming reinvestment of distributions was 0.63%.
Based on our regular monthly gross cash distribution amount of   $0.067258 per share as of March 31, 2018 and our distribution reinvestment price of   $11.15 as of such date, the gross annualized distribution rate, which includes annualized distribution fees, was 7.24% as of March 31, 2018. The net annualized distribution rate to stockholders, which excludes annual distribution fees, was 6.29% as of March 31, 2018 based on our distribution reinvestment price of  $11.15. During the three months ended March 31, 2018, our total return was 0.64% and our total return without assuming reinvestment of distributions was 0.63%.
As of December 31, 2017, our investment portfolio, with a total fair value of approximately $267.2 million (51% in first lien senior secured loans, 13% in second lien senior secured loans, 8% in senior secured bonds, 27% in subordinated debt and 1% in equity/other), consisted of interests in 45 portfolio companies. The portfolio companies that comprised our portfolio as of such date had an average annual EBITDA of approximately $99.7 million. As of December 31, 2017, the debt investments in our portfolio were purchased at a weighted average price of 99.1% of par, and our estimated gross portfolio yield, prior to leverage, was 9.2% based upon the amortized cost of our investments. For the year ended December 31, 2017, our total return was 8.34% and our total return without assuming reinvestment of distributions was 8.21%.
Based on our regular weekly cash distribution amount of  $0.015521 per Class T share as of December 31, 2017 and our last public offering price of  $11.65 per Class T share, the annualized distribution rate to Class T stockholders as of December 31, 2017 was 6.93%. The annualized distribution rate to stockholders is expressed as a percentage equal to the projected annualized distribution amount per share divided by our public offering price per share as of December 31, 2017. Our annualized distribution rate to stockholders may include income, realized capital gains and a return of investors’ capital.
Our estimated gross portfolio yield may be higher than a stockholder’s yield on an investment in shares of our common stock. Our estimated gross portfolio yield and total return figures do not reflect operating expenses that may be incurred by us. In addition, our estimated gross portfolio yield disclosed above does not consider the effect of any selling commissions or charges that may have been incurred in connection with the sale of shares of our common stock. Our estimated gross portfolio yield, total return and annualized distribution rate to stockholders do not represent actual investment returns to stockholders, are subject to change and, in the future, may be greater or less than the rates set forth above. See the section entitled “Risk Factors” for a discussion of the uncertainties, risks and assumptions associated with these statements.
Total Portfolio Activity
The following tables present certain selected information regarding our portfolio investment activity for the three months ended March 31, 2018 and the year ended December 31, 2017:
Net Investment Activity	For the Three Months Ended March 31, 2018	For the Year Ended December 31, 2017
Purchases	$4,706	$271,224
Sales and Redemptions	(12,020)	(72,672)
Net Portfolio Activity	$(7,314)	$198,552

	For the Three Months Ended March 31, 2018		For the Year Ended December 31, 2017
New Investment Activity by Asset Class	Purchases	Percentage	Purchases	Percentage
Senior Secured Loans – First Lien	$1,948	41%	$126,953	47%
Senior Secured Loans – Second Lien	—	—	37,116	14%
Senior Secured Bonds	—	—	42,700	16%
Subordinated Debt	—	—	63,617	23%
Equity/Other	2,758	59%	838	0%
Total	$4,706	100%	$271,224	100%

The following table summarizes the composition of our investment portfolio at cost and fair value as of March 31, 2018 and December 31, 2017:
	March 31, 2018			December 31, 2017
	Amortized Cost(1)	Fair Value	Percentage of Portfolio	Amortized Cost(1)	Fair Value	Percentage of Portfolio
Senior Secured Loans – First Lien	$136,228	$137,148	54%	$136,060	$137,737	51%
Senior Secured Loans – Second Lien	26,616	26,891	10%	34,677	35,420	13%
Senior Secured Bonds	20,481	19,156	7%	20,481	20,196	8%
Subordinated Debt	67,994	68,210	27%	69,585	71,532	27%
Equity/Other	4,511	4,696	2%	1,489	2,285	1%
Total	$255,830	$256,101	100%	$262,292	$267,170	100%

(1)
Amortized cost represents the original cost adjusted for the amortization of premiums and/or accretion of discounts, as applicable, on investments.

The following table summarizes the composition of our investment portfolio at cost and fair value as of March 31, 2018 and December 31, 2017 to include, on a look-through basis, the investments underlying the TRS, as disclosed in Note 8 to our consolidated financial statements. The investments underlying the TRS had a notional amount and market value of  $151,137 and $151,081, respectively, as of March 31, 2018 and $151,866 and $151,348, respectively, as of December 31, 2017.
	March 31, 2018			December 31, 2017
	Amortized Cost(1)	Fair Value	Percentage of Portfolio	Amortized Cost(1)	Fair Value	Percentage of Portfolio
Senior Secured Loans – First Lien	$251,679	$251,551	62%	$252,241	$252,500	60%
Senior Secured Loans – Second Lien	62,302	63,569	15%	70,362	72,005	17%
Senior Secured Bonds	20,481	19,156	5%	20,481	20,196	5%
Subordinated Debt	67,994	68,210	17%	69,585	71,532	17%
Equity/Other	4,511	4,696	1%	1,489	2,285	1%
Total	$406,967	$407,182	100%	$414,158	$418,518	100%

(1)
Amortized cost represents the original cost adjusted for the amortization of premiums and/or accretion of discounts, as applicable, on investments.

The following table presents certain selected information regarding the composition of our investment portfolio as of March 31, 2018 and December 31, 2017:
	March 31, 2018	December 31, 2017
Number of Portfolio Companies	44	45
% Variable Rate (based on fair value)	64.1%	64.8%
% Fixed Rate (based on fair value)	34.1%	34.4%
% of Non-Income Producing Equity/Other Investments (based on fair value)	0.5%	0.8%
% Income Producing Equity/Other Investments (based on fair value)	1.3%	0.0%
Average Annual EBITDA of Portfolio Companies	$96,200	$99,700
Weighted Average Purchase Price of Debt Investments (as a % of par)	99.2%	99.1%
% of Investments on Non-Accrual (based on fair value)	—	—
Gross Portfolio Yield Prior to Leverage (based on amortized cost)	9.7%	9.2%
Gross Portfolio Yield Prior to Leverage (based on amortized cost) – Excluding Non-Income Producing Assets	9.8%	9.2%
Direct Originations
The following tables present certain selected information regarding our direct originations for the three months ended March 31, 2018 and the year ended December 31, 2017:
New Direct Originations	For the Three Months Ended March 31, 2018	For the Year Ended December 31, 2017
Total Commitments (including unfunded commitments)	$3,808	$106,756
Exited Investments (including partial paydowns)	(363)	(2,231)
Net Direct Originations	$3,445	$104,525

	For the Three Months Ended March 31, 2018		For the Year Ended December 31, 2017
New Direct Originations by Asset Class (including unfunded commitments)	Commitment Amount	Percentage	Commitment Amount	Percentage
Senior Secured Loans – First Lien	$1,050	28%	97,874	92%
Senior Secured Loans – Second Lien	—	—	6,000	6%
Senior Secured Bonds	—	—	2,334	2%
Subordinated Debt	—	—
Equity/Other	2,758	72%	548	0%
Total	$3,808	100%	$106,756	100%
	For the Three Months Ended March 31, 2018	For the Year Ended December 31, 2017
Average New Direct Origination Commitment Amount	$1,269	$5,338
Weighted Average Maturity for New Direct Originations	11/2/23	8/6/23
Gross Portfolio Yield Prior to Leverage (based on amortized cost) of New Direct Originations Funded during Period	24.3%	9.0%
Gross Portfolio Yield Prior to Leverage (based on amortized cost) of New Direct Originations Funded during Period – Excluding Non-Income Producing Assets	24.3%	9.4%
Gross Portfolio Yield Prior to Leverage (based on amortized cost) of Direct Originations Exited during Period	9.7%	8.8%

The following table presents certain selected information regarding our direct originations as of March 31, 2018 and December 31, 2017:
Characteristics of All Direct Originations held in Portfolio	March 31, 2018	December 31, 2017
Number of Portfolio Companies	25	24
Average Annual EBITDA of Portfolio Companies	$54,248	$54,440
Average Leverage Through Tranche of Portfolio Companies – Excluding Equity/Other Securities	4.5x	4.4x
% of Investments on Non-Accrual (based on fair value)	—	—
Gross Portfolio Yield Prior to Leverage (based on amortized cost) of Funded Direct Originations	9.5%	9.2%
Gross Portfolio Yield Prior to Leverage (based on amortized cost) of Funded Direct Originations – Excluding Non-Income Producing Assets	9.6%	9.3%
Portfolio Composition by Strategy and Industry
The table below summarizes the composition of our investment portfolio by strategy and enumerates the percentage, by fair value, of the total portfolio assets in such strategies as of March 31, 2018 and December 31, 2017:
	March 31, 2018		December 31, 2017
Portfolio Composition by Strategy	Fair Value	Percentage of Portfolio	Fair Value	Percentage of Portfolio
Direct Originations	$133,251	52%	$130,046	49%
Opportunistic	74,976	29%	86,229	32%
Broadly Syndicated/Other	47,874	19%	50,895	19%
Total	$256,101	100%	$267,170	100%

The table below describes investments by industry classification and enumerates the percentage, by fair value, of the total portfolio assets in such industries as of March 31, 2018 and December 31, 2017
	March 31, 2018 (Unaudited)		December 31, 2017
Industry Classification	Fair Value	Percentage of Portfolio	Fair Value	Percentage of Portfolio
Capital Goods	67,434	26%	60,114	22%
Commercial & Professional Services	26,480	10%	26,622	10%
Consumer Durables & Apparel	6,930	3%	6,912	3%
Consumer Services	18,414	7%	27,553	10%
Diversified Financials	7,932	3%	8,839	3%
Energy	21,506	8%	24,874	9%
Food, Beverage & Tobacco	4,413	2%	4,734	2%
Health Care Equipment & Services	13,180	5%	13,223	5%
Insurance	14,796	6%	15,226	6%
Materials	35,201	14%	39,887	15%
Retailing	25,769	10%	26,110	10%
Software & Services	14,046	6%	13,436	5%
Total	$256,101	100%	$267,170	100%
As of March 31, 2018 and December 31, 2017, we did not “control” and were not an “affiliated person” of any of our portfolio companies, each as defined in the 1940 Act. In general, under the 1940 Act, we would be presumed to “control” a portfolio company if we owned more than 25% of its voting securities or we had the power to exercise control over the management or policies of such portfolio company, and would be an “affiliated person” of a portfolio company if we owned 5% or more of its voting securities.
Our investment portfolio may contain loans and other unfunded arrangements that are in the form of lines of credit, revolving credit facilities, delayed draw credit facilities or other investments, pursuant to which we may be required to provide funding when requested by portfolio companies in accordance with the terms of the underlying agreements. As of March 31, 2018, we had nine unfunded debt investments with aggregate unfunded commitments of  $9,774 and an unfunded equity/other commitment to purchase up to $4 in shares of series A units of Chisholm Oil and Gas, LLC. As of December 31, 2017, we had ten unfunded debt investments with aggregate unfunded commitments of $11,076 and an unfunded equity/other commitment to purchase up to $4 in shares of Chisholm Oil and Gas, LLC. We maintain sufficient cash on hand and liquid securities to fund such unfunded commitments should the need arise. For additional details regarding our unfunded debt investments, see our unaudited consolidated schedule of investments as of March 31, 2018 and audited consolidated schedule of investments as of December 31, 2017.
Portfolio Asset Quality
In addition to various risk management and monitoring tools, FSIC IV Advisor uses an investment rating system to characterize and monitor the expected level of returns on each investment in our portfolio. FSIC IV Advisor uses an investment rating scale of 1 to 5. The following is a description of the conditions associated with each investment rating:
Investment Rating	Summary Description
1	Investment exceeding expectations and/or capital gain expected.
2	Performing investment generally executing in accordance with the portfolio company’s business plan — full return of principal and interest expected.
3	Performing investment requiring closer monitoring.
4	Underperforming investment — some loss of interest or dividend possible, but still expecting a positive return on investment.
5	Underperforming investment with expected loss of interest and some principal.
The following table shows the distribution of our investments on the 1 to 5 investment rating scale at fair value as of March 31, 2018 and December 31, 2017:
	March 31, 2018		December 31, 2017
Investment Rating	Fair Value	Percentage of Portfolio	Fair Value	Percentage of Portfolio
1	$4,439	2%	$367	0%
2	219,884	86%	266,803	100%
3	31,778	12%	—	—
4	—	—	—	—
5	—	—	—	—
Total	$256,101	100%	$267,170	100%
The amount of the portfolio in each grading category may vary substantially from period to period resulting primarily from changes in the composition of the portfolio as a result of new investment, repayment and exit activities. In addition, changes in the grade of investments may be made to reflect our expectation of performance and changes in investment values.

Results of Operations
Comparison for the Three Months Ended March 31, 2018 and 2017 was as follows:
Revenues
Our investment income for the three months ended March 31, 2018 and 2017 was as follows:
	Three Months Ended March 31,
	2018		2017
	Amount	Percentage of Total Income	Amount	Percentage of Total Income
Interest income	$6,089	95%	$1,976	59%
Paid-in-kind interest income	279	4%	9	0%
Fee income	30	1%	1,374	41%
Dividend Income	15	0%	—	—
Total investment income(1)	$6,413	100%	100%

(1)
Such revenues represent $6,031 and $3,281 of cash income earned as well as $382 and $78 in non-cash portions relating to accretion of discount and PIK interest for the three months ended March 31, 2018 and 2017, respectively. Cash flows related to such non-cash revenues may not occur for a number of reporting periods or years after such revenues are recognized

The level of interest income we receive is generally related to the balance of income-producing investments multiplied by the weighted average yield of our investments. We expect the dollar amount of interest and any dividend income that we earn to increase as the size of our investment portfolio increases and the proportion of directly originated investments in our investment portfolio increases.
Fee income is transaction based, and typically consists of prepayment fees, structuring fees, amendment and consent fees and other non-recurring fees. As such, fee income is generally dependent on new direct origination investments and the occurrence of events at existing portfolio companies resulting in such fees.
Expenses
Our operating expenses for the three months ended March 31, 2018 and 2017 were as follows:
	Three Months Ended March 31,
	2018	2017
Management Fees	$1,857	$1,027
Capital gains incentive fees	(735)	697
Administrative services expenses	78	100
Stock transfer agent fees	50	70
Accounting and administrative fees	51	24
Interest expense	222	46
Distribution fees	621	316
Offering costs	—	381
Directors’ fees	284	89
Expenses associated with our independent audit and related fees	63	70
Legal fees	20	19
Printing fees	73	75
Other	148	89
Total operating expenses	2,732	3,003
Management fee waiver	(232)	(89)
Less: Expense reimbursement from sponsor	—	—
Add: Expense recoupment to sponsor	—	666
Net Operating Expenses	$2,500	$3,580

The following table reflects selected expense ratios as a percent of average net assets for the three months ended March 31, 2018 and 2017:
	Three Months Ended March 31,
	2018	2017
Ratio of operating expenses to average net assets	0.78%	1.60%
Ratio of management fee waiver to average net assets	(0.07)%	(0.05)%
Ratio of expense recoupment to sponsor to average net assets	—	0.35%
Ratio of net operating expenses to average net assets	0.71%	1.90%
Ratio of capital gains incentive fees, interest expense and offering costs to average net assets(1)	0.15%	(0.59)%
Ratio of net operating expenses, excluding certain expenses, to average net assets	0.86%	1.31%

(1)
Ratio may be rounded in order to recompute the ending ratio of net operating expenses, excluding certain expenses, to average net assets.

We generally expect our general and administrative expenses to decrease as a percentage of our average net assets because of the anticipated growth in the size of our asset base.
Incentive fees and interest expense, among other things, may increase or decrease our expense ratios relative to comparative periods depending on portfolio performance and changes in amounts outstanding under our financing arrangements and benchmark interest rates such as LIBOR, among other factors.
Expense Reimbursement
During the three months ended March 31, 2018 and 2017, we did not accrue any amounts for expense reimbursements that FS Investments has agreed to pay. During the three months ended March 31, 2018 and 2017, we accrued $0 and $666, respectively, for expense recoupments payable to FS Investments. See “— Overview — Expense Reimbursement” for a discussion of the expense reimbursement agreement.
Net Investment Income (Loss)
Our net investment income (loss) totaled $3,913 ($0.12 per share) and $(221) ($(0.01) per share) for the three months ended March 31, 2018 and 2017, respectively.
Net Realized Gains or Losses
Our net realized gains (losses) on investments and the total return swap for the three months ended March 31, 2018 and 2017, were as follows:
	Three Months Ended March 31,
	2018	2017
Net realized gain (loss) on investments(1)	$450	319
Net realized gain (loss) on total return swap	2,477	1,675
Total net realized gain (loss)	2,927	1,994

(1)
We sold investments and received principal repayments of  $10,186 and $1,834, respectively, during the three months ended March 31, 2018 and $6,017 and $8,944, respectively, during the three months ended March 31, 2017.

Net Change in Unrealized Appreciation (Depreciation) on Investments and Total Return Swap
Our net change in unrealized appreciation (depreciation) on investments and the total return swap for the three months ended March 31, 2018 and 2017, were as follows:
	Three Months Ended March 31,
	2018	2017
Net change in unrealized appreciation (depreciation) on investments	$(4,607)	$1,441
Net change in unrealized appreciation (depreciation) on total return swap	(120)	1,681
Total net change in unrealized appreciation (depreciation)	$(4,727)	$3,122
During the three months ended March 31, 2018, the net unrealized depreciation on our investments was primarily driven by lower valuations of our senior secured bonds and subordinated debt. The net change in unrealized appreciation (depreciation) on our investments and TRS during the three months ended March 31, 2017 was primarily driven by the performance of our senior secured loans and subordinated debt positions.
Net Increase (Decrease) in Net Assets Resulting from Operations
For the three months ended March 31, 2018 and 2017, the net increase (decrease) in net assets resulting from operations was $2,113 ($0.07 per share) and $4,895 ($0.28 per share), respectively.
Comparison for the Year Ended December 31, 2017 and the Period from January 6, 2016 (Commencement of Operations) through December 31, 2016
Revenues
Our investment income for the year ended December 31, 2017 and the period from January 6, 2016 (Commencement of Operations) through December 31, 2016 was as follows:
	December 31, 2017		Period from January 6, 2016 (Commencement of Operations) through December 31, 2016
	Amount	Percentage of Total Income	Amount	Percentage of Total Income
Interest income	$16,346	82%	$2,499	78%
Paid-in-kind interest income	32	0%	28	1%
Fee income	3,692	18%	658	21%
Total investment income(1)	$20,070	100%	$3,185	100%

(1)
Such revenues represent $19,747 and $3,015 of cash income earned as well as $323 and $170 in non-cash portions relating to accretion of discount and PIK interest for the year ended December 31 2017 and the period from January 6, 2016 (Commencement of Operations) through December 31, 2016, respectively. Cash flows related to such non-cash revenues may not occur for a number of reporting periods or years after such revenues are recognized.

The level of interest income we receive is generally related to the balance of income-producing investments multiplied by the weighted average yield of our investments. We expect the dollar amount of interest and any dividend income that we earn to increase as the size of our investment portfolio increases and the proportion of directly originated investments in our investment portfolio increases.
Fee income is transaction based, and typically consists of prepayment fees, structuring fees, amendment and consent fees and other non-recurring fees. As such, fee income is generally dependent on new direct origination investments and the occurrence of events at existing portfolio companies resulting in such fees.

Expenses
Our operating expenses for the year ended December 31, 2017 and the period from January 6, 2016 (Commencement of Operations) through December 31, 2016 were as follows:
	Year Ended December 31, 2017	Period from January 6, 2016 (Commencement of Operations) through December 31, 2016
Management Fees	$5,847	$1,704
Capital gains incentive fees	1,164	1,302
Administrative services expenses	340	291
Stock transfer agent fees	183	133
Accounting and administrative fees	113	41
Interest expense	700	—
Distribution fees	2,454	—
Organization costs	—	317
Offering costs	1,392	875
Directors’ fees	394	201
Expenses associated with our independent audit and related fees	322	214
Legal fees	274	99
Printing fees	340	249
Other	428	190
Total operating expenses	$13,951	$5,616
Management fee waiver	(696)	—
Less: Expense reimbursement from sponsor	—	(666)
Add: Expense recoupment to sponsor	666	—
Net Operating Expenses	$13,921	$4,950

The following table reflects selected expense ratios as a percent of average net assets for the year ended December 31, 2017 and the period from January 6, 2016 (Commencement of Operations) through December 31, 2016:
	Year Ended December 31, 2017	Period from January 6, 2016 (Commencement of Operations) through December 31, 2016
Ratio of operating expenses to average net assets	5.27%	7.74%
Ratio of management fee waiver to average net assets	(0.26)%	—
Ratio of expense recoupment to sponsor to average net assets	0.25%	—
Ratio of expense reimbursement from sponsor to average net assets	—	(0.92)%
Ratio of net operating expenses to average net assets	5.26%	6.82%
Ratio of capital gains incentive fees, interest expense and offering costs to average net assets(1)	1.23%	3.00%
Ratio of net operating expenses, excluding certain expenses, to average net assets	4.03%	3.82%

(1)
Ratio may be rounded in order to recompute the ending ratio of net operating expenses, excluding certain expenses, to average net assets.

We generally expect our general and administrative expenses to decrease as a percentage of our average net assets because of the anticipated growth in the size of our asset base.

Incentive fees and interest expense, among other things, may increase or decrease our expense ratios relative to comparative periods depending on portfolio performance and changes in amounts outstanding under our financing arrangements and benchmark interest rates such as LIBOR, among other factors.
Expense Reimbursement
During the year ended December 31, 2017, we did not accrue any amounts for expense reimbursements that FS Investments has agreed to pay. During the period from January 6, 2016 (Commencement of Operations) through December 31, 2016, we accrued $666 for expense reimbursements that FS Investments agreed to pay. These reimbursements were funded, in part, through the offset of management fees payable by us to FSIC IV Advisor. During the year ended December 31, 2017, we accrued $666 for expense recoupments payable to FS Investments. As of December 31, 2017, we did not have any expense recoupments due to FS Investments and no further amounts remain subject to repayment by us to FS Investments in the future. See “— Overview —  Expense Reimbursement” for a discussion of the expense reimbursement agreement.
Net Investment Income (Loss)
Our net investment income (loss) totaled $6,149 ($0.25 per share) and $(1,765) ($(0.26) per share) for the year ended December 31, 2017 and the period from January 6, 2016 (Commencement of Operations) through December 31, 2016, respectively.
Net Realized Gains or Losses
Our net realized gains (losses) on investments and the total return swap for the year ended December 31, 2017 and the period from January 6, 2016 (Commencement of Operations) through December 31, 2016 were as follows:
	Year Ended December 31, 2017	Period from January 6, 2016 (Commencement of Operations) through December 31, 2016
Net realized gain (loss) on investments(1)	$1,352	$1,111
Net realized gain (loss) on total return swap	10,873	4,791
Total net realized gain (loss)	$12,225	$5,902

(1)
We sold investments and received principal repayments of  $42,005 and $30,667, respectively, during the year ended December 31, 2017 and $95,579 and $3,839, respectively, during the period from January 6, 2016 (Commencement of Operations) through December 31, 2016.

Net Change in Unrealized Appreciation (Depreciation) on Investments and Total Return Swap
Our net change in unrealized appreciation (depreciation) on investments and the total return swap for the year ended December 31, 2017 and the period from January 6, 2016 (Commencement of Operations) through December 31, 2016 were as follows:
	Year Ended December 31, 2017	Period from January 6, 2016 (Commencement of Operations) through December 31, 2016
Net change in unrealized appreciation (depreciation) on investments	$3,320	$1,558
Net change in unrealized appreciation (depreciation) on total return swap	(1,554)	2,422
Total net change in unrealized appreciation (depreciation)	$1,766	$3,980

During the year ended December 31, 2017, the net unrealized appreciation on our investments was primarily driven by the general performance of the underlying debt positions and the net unrealized depreciation on our TRS was primarily driven the underperformance of certain holdings in the TRS.
Net Increase (Decrease) in Net Assets Resulting from Operations
For the year ended December 31, 2017 and the period from January 6, 2016 (Commencement of Operations) through December 31, 2016, the net increase (decrease) in net assets resulting from operations was $20,140 ($0.83 per share) and $8,117 ($1.17 per share), respectively.
Financial Condition, Liquidity and Capital Resources
Overview
As of March 31, 2018, we had $33,459 in cash, which we or our wholly-owned financing subsidiaries held in custodial accounts, and $70,500 in cash held as collateral by Citibank under the terms of the TRS. In addition, as of March 31, 2018, we had $30,100 in borrowings available under our financing arrangement. As of March 31, 2018, we also had broadly syndicated investments and opportunistic investments that could be sold to create additional liquidity. As of March 31, 2018, we had nine unfunded debt investments with aggregate unfunded commitments of  $9,774 and an unfunded equity/other commitment to purchase up to $4 in shares of series A units of Chisholm Oil and Gas, LLC. We maintain sufficient cash on hand, available borrowings and liquid securities to fund such unfunded commitments should the need arise.
We currently generate cash primarily from the issuance of shares under the DRP plan and from cash flows from fees, interest and dividends earned from our investments, as well as principal repayments and proceeds from sales of our investments. To seek to enhance our returns, we also employ leverage as market conditions permit and at the discretion of FS/KKR Advisor, but in no event will leverage employed exceed 50% of the value of our assets, as required by the 1940 Act. See “— Financing Arrangements.”
Prior to investing in securities of portfolio companies, we invest the cash received from the net proceeds from our continuous public offering, from the issuance of shares of common stock under our distribution reinvestment plan, from fees, interest earned from our investments and principal repayments and proceeds from sales of our investments, primarily in cash, cash equivalents, including money market funds, U.S. government securities, repurchase agreements and high-quality debt instruments maturing in one year or less from the time of investment, consistent with our BDC election and our election to be taxed as a RIC.
Continuous Public Offering, Distribution Reinvestment Plan and Share Repurchase Program
In November 2017, we closed our continuous public offering of Class T common stock to new investors. We have issued 31,615,058 shares of Class T common stock for gross proceeds of $355,912 in our continuous public offering, including Class T shares issued pursuant to our distribution reinvestment plan. Following the closing of our continuous public offering, we have continued to issue Class T shares pursuant to our distribution reinvestment plan. As of March 9, 2018, we have raised total gross proceeds of  $360,277, including $200 of seed capital contributed by the principals of FSIC IV Advisor in February 2015. Pursuant to the registration statement of which this prospectus is a part, we are reopening our continuous public offering to new investors and are offering Class A shares, Class I shares, Class M shares and Class T-2 shares in a maximum aggregate amount of up to $1.5 billion.
To provide our stockholders with limited liquidity, we intend to continue to conduct quarterly tender offers pursuant to our share repurchase program.
Share Repurchase Program
To provide our stockholders with limited liquidity, we intend to continue to conduct quarterly tender offers pursuant to our share repurchase program. The first such tender offer commenced in May 2016, and the repurchase occurred in connection with our July 6, 2016 weekly closing.

The following table provides information concerning our repurchases of shares of our Class T common stock pursuant to our share repurchase program during the three months ended March 31, 2018 and the year ended December 31, 2017:
For the Three Months Ended	Repurchase Date	Class T Shares Repurchased	Percentage of Class T Shares Tendered That Were Repurchased	Percentage of Outstanding Class T Shares Repurchased as of the Repurchase Date	Repurchase Price Per Class T Share	Aggregate Consideration for Repurchased Class T Shares
Fiscal 2017
December 31, 2016	January 4, 2017	24,998	100%	0.17%	$10.9536	$273,820
March 31, 2017	April 5, 2017	41,792	100%	0.22%	$11.1070	$464,183
June 30, 2017	July 5, 2017	67,947	100%	0.27%	$11.1549	$757,941
September 30, 2017	October 4, 2017	49,814	100%	0.18%	$11.1549	$555,672
Fiscal 2018
December 31, 2017	January 10, 2018	113,036	100%	0.36%	$11.1549	$1,260,905
On April 2, 2018, we repurchased 286,794 shares of Class T common stock (representing 100% of the shares of Class T common stock tendered for repurchase and 0.90% of the Class T shares outstanding as of such date) at $11.1549 per Class T share for aggregate consideration totaling $3,199,156.
For details regarding our share repurchase program, see “Share Repurchase Program.”
Financing Arrangements
We borrow funds to make investments to the extent we determine that additional capital would allow us to take advantage of additional investment opportunities, if the market for debt financing presents attractively priced debt financing opportunities, or if our board of directors determines that leveraging our portfolio would be in our best interests and the best interests of our stockholders. We do not currently anticipate issuing any preferred stock.
The following table presents summary information with respect to our outstanding financing arrangements as of March 31, 2018 and December 31, 2017:
As of March 31, 2018 (Unaudited)
Arrangement	Type of Arrangement	Rate	Amount Outstanding	Amount Available	Maturity Date
BNP Facility(1)	Prime Brokerage	L+1.25%	$19,900	$30,100	December 26, 2018(2)
Citibank Total Return Swap	Total Return Swap	L+1.60%	$151,137	$23,863	N/A(3)
As of December 31, 2017
Arrangement	Type of Arrangement	Rate	Amount Outstanding	Amount Available	Maturity Date
BNP Facility(1)	Prime Brokerage	L+1.25%	$19,900	$30,100	September 27, 2018(2)
Citibank Total Return Swap	Total Return Swap	L+1.60%	$151,866	$23,134	N/A(3)

(1)
The carrying amount outstanding under the facility approximates its fair value.

(2)
As described in Note 8 to our consolidated financial statements contained in this registration statement, this facility generally is terminable upon 270 days’ notice by either party. As of March 31, 2018 and December 31, 2017, neither party to the facility had provided notice of its intent to terminate the facility.

(3)
The TRS may be terminated by Cheltenham Funding or by Citibank at any time, subject to an early termination fee if prior to the date 30 days before July 19, 2018 (January 19, 2018 as of December 31, 2017), or by Citibank on or after July 19, 2018 (January 19, 2018 as of December 31, 2017) in each case, in whole or in part, upon prior written notice to the other party.

Total Return Swap
On January 19, 2016, Cheltenham Funding entered into the TRS for a portfolio of senior secured floating rate loans with Citibank. The TRS has subsequently been amended four times resulting in the maximum aggregate notional amount of the portfolio of loans subject to the TRS being increased from $20,000 originally to $175,000, and extending the date that Citibank or the Company may terminate the TRS to any time on or after July 19, 2018.
A TRS is a contract in which one party agrees to make periodic payments to another party based on the change in the market value of the assets underlying the TRS, which may include a specified security, basket of securities or securities indices during a specified period, in return for periodic payments based on a fixed or variable interest rate. A TRS effectively adds leverage to a portfolio by providing investment exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Because of the unique structure of a TRS, a TRS often offers lower financing costs than are offered through more traditional borrowing arrangements.
The TRS with Citibank enables us, through our ownership of Cheltenham Funding, to obtain the economic benefit of owning the loans subject to the TRS, without actually owning them, in return for an interest-type payment to Citibank. As such, the TRS is analogous to Cheltenham Funding borrowing funds to acquire loans and incurring interest expense to a lender.
Until the date on which the reference portfolio under the TRS meets the full set of diversity and other portfolio criteria required under the TRS documents, or the Portfolio Criteria Satisfaction Date, we will guarantee Cheltenham Funding’s obligations under the TRS, or the Guarantee. Thereafter, the Guarantee will terminate and the obligations of Cheltenham Funding under the TRS will be non-recourse to us. Accordingly, on and after the Portfolio Criteria Satisfaction Date, our exposure under the TRS will be limited to the value of our investment in Cheltenham Funding, which generally will equal the value of cash collateral provided by Cheltenham Funding under the TRS.
Pursuant to the terms of the TRS, Cheltenham Funding may select a portfolio of loans with a maximum aggregate market value (determined at the time each such loan becomes subject to the TRS) of $175,000. Cheltenham Funding is required to initially cash collateralize a specified percentage of each loan included under the TRS in accordance with margin requirements described in the agreements between Cheltenham Funding and Citibank that collectively establish the TRS, or collectively, the TRS Agreement. Under the terms of the TRS, Cheltenham Funding has agreed not to draw upon, or post as collateral, such cash collateral in respect of other financings or operating requirements prior to the termination of the TRS. Neither the cash collateral required to be posted with Citibank nor any other assets of Cheltenham Funding are available to pay our debts.
Pursuant to the terms of an investment management agreement that we have entered into with Cheltenham Funding, we act as the investment manager of the rights and obligations of Cheltenham Funding under the TRS, including selecting the specific loans to be included in the portfolio of loans subject to the TRS. Accordingly, the loans selected by Cheltenham Funding for purposes of the TRS are selected by us in accordance with our investment objectives and strategy to generate current income and, to a lesser extent, long-term capital appreciation. In addition, pursuant to the terms of the TRS, Cheltenham Funding may select any loan or obligation available in the market to be included in the portfolio of loans that meets the obligation criteria set forth in the TRS Agreement.
Each individual loan, and the portfolio of loans taken as a whole, must meet criteria described in the TRS Agreement, including a requirement that substantially all of the loans underlying the TRS be rated by Moody’s and S&P and quoted by (a) at least three nationally-recognized pricing services prior to the Portfolio Criteria Satisfaction Date and (b) thereafter, at least two nationally-recognized pricing services or just one nationally recognized pricing service so long as the underlying loan meets other specified criteria. Under the terms of the TRS, Citibank, as calculation agent, determines whether there has been a failure to satisfy the portfolio criteria in the TRS. If such failure continues for 30 days following the delivery of notice thereof, then Citibank has the right, but not the obligation, to terminate the TRS. Cheltenham Funding receives from Citibank all interest and fees payable in respect of the loans included in the portfolio. Cheltenham Funding pays to Citibank interest at a rate equal to one-month LIBOR plus (a) 1.60% per annum prior to the Portfolio Criteria Satisfaction Date and (b) thereafter, 1.50% per annum, in both cases on the full notional amount of the loans subject to the TRS. In addition, upon the termination or repayment of any loan subject to the TRS, Cheltenham Funding will either receive from Citibank the appreciation in the value of such loan or pay to Citibank any depreciation in the value of such loan.
Under the terms of the TRS, Cheltenham Funding may be required to post additional cash collateral, on a dollar-for-dollar basis, in the event of depreciation in the value of the underlying loans below a specified amount. The limit on the additional collateral that Cheltenham Funding may be required to post pursuant to the TRS is equal to the difference between the full notional amount of the loans underlying the TRS and the amount of cash collateral already posted by Cheltenham Funding. The amount of collateral required to be posted by Cheltenham Funding is determined primarily on the basis of the aggregate value of the underlying loans. The terms of the TRS with Citibank, the counter-party, incorporate a master netting arrangement. If Cheltenham Funding enters into another derivative with the counter-party, it could be offset with the TRS. As of March 31, 2018 and December 31, 2017, there were no other contracts to offset the TRS. The terms of the TRS also provide that, in the case of certain termination events giving rise to the requirement to pay an early termination amount, the party to whom such early termination amount is owed (the “payee”) may elect, at its own option and without prior notice to the party owing such early termination amount (the “payer”), to set-off such early termination amount against any other amounts payable by the payee to the payer under the TRS or any other agreement between the two parties. As of March 31, 2018 and December 31, 2017, Cheltenham Funding and Citibank are not parties to any other agreements that would give rise to amounts payable between the two parties, or that create any liens on collateral posted by one party to the other, to net against and offset any such early termination amount.
Except as required under the Guarantee, we have no contractual obligation to post any such additional collateral (as described above) or to make any interest payments to Citibank. When the Guarantee is no longer in effect and payment thereunder to satisfy Cheltenham Funding’s obligations is no longer required, we may, are not obligated to, increase our equity investment in Cheltenham Funding for the purpose of funding any additional collateral or payment obligations for which Cheltenham Funding may become obligated during the term of the TRS. If we do not make any such additional investment in Cheltenham Funding and Cheltenham Funding fails to meet its obligations under the TRS, then Citibank will have the right to terminate the TRS and seize the cash collateral posted by Cheltenham Funding under the TRS. In the event of an early termination of the TRS prior to the ramp-down period, Cheltenham Funding would be required to pay an early termination fee. Under the terms of the TRS, the early termination fee will equal the present value of a stream of monthly payments which would be owed by Cheltenham Funding to Citibank for the period from the termination date through and including July 19, 2018. Such monthly payments will equal the product of  (x) 85%, multiplied by (y) the maximum notional amount of the TRS ($175,000 as of March 31, 2018), multiplied by (z) 1.60% or 1.50% per annum, as applicable.
Cheltenham Funding will be required to pay an early termination fee to Citibank if it elects to terminate the TRS at any time before 30 days prior to July 19, 2018. If the TRS had been terminated as of March 31, 2018, Cheltenham Funding would have been required to pay an early termination fee of  $713. Other than during the first 90 days and last 30 days of the term of the TRS, Cheltenham Funding is required to pay a minimum usage fee if less than 85% of the maximum notional amount of the TRS is utilized and an unused fee on any amounts unutilized if greater than 85% but less than 100% of the maximum notional amount of the TRS is utilized.
As of March 31, 2018 and December 31, 2017, the fair value of the TRS was $748 and $868, respectively, which is reflected on our consolidated balance sheets as unrealized appreciation on total return swap. As of March 31, 2018 and December 31, 2017, the receivable due on the TRS was $694 and $795, respectively, which is reflected on our consolidated balance sheets as a receivable due on total return swap.

As of March 31, 2018 and December 31, 2017, we posted $70,500 in cash collateral held by Citibank, (of which only $57,500 and $57,806, respectively, was required to be posted). The cash collateral held by Citibank is reflected in our consolidated balance sheets as due from counterparty. We do not offset collateral posted in relation to the TRS with any unrealized appreciation or depreciation outstanding on its consolidated balance sheets as of March 31, 2018 and December 31, 2017.
For the three months ended March 31, 2018 and 2017, transactions in the TRS resulted in $2,477 and $1,675, respectively, of net realized gain (loss) on the total return swap and $(120) and $1,681, respectively, in net change in unrealized appreciation (depreciation) on total return swap, both of which are reported on our consolidated statements of operations.
For purposes of the asset coverage ratio test applicable to us as a BDC, we treat the outstanding notional amount of the TRS, less the initial amount of any cash collateral required to be posted by Cheltenham Funding under the TRS, as a senior security for the life of the TRS. We may, however, accord different treatment to the TRS in the future in accordance with any applicable new rules or interpretations adopted by the staff of the SEC.
Further, for purposes of Section 55(a) under the 1940 Act, we treat each loan underlying the TRS as a qualifying asset if the obligor on such loan is an eligible portfolio company and as a non-qualifying asset if the obligor is not an eligible portfolio company. We may, however, accord different treatment to the TRS in the future in accordance with any applicable new rules or interpretations adopted by the staff of the SEC.
Net Worth of Sponsors
The North American Securities Administrators Association, in its Omnibus Guidelines Statement of Policy adopted on March 29, 1992 and as amended on May 7, 2007 and from time to time, requires that our sponsors and affiliates have an aggregate financial net worth, exclusive of home, automobiles and home furnishings, of 5.0% of the first $20,000 of both the gross amount of securities currently being offered in this offering and the gross amount of any originally issued direct participation program securities sold by our sponsors and affiliates within the past 12 months, plus 1.0% of all amounts in excess of the first $20,000. Based on these requirements, our sponsors have an aggregate financial net worth in excess of those amounts required by the Omnibus Guidelines Statement of Policy.
Capital Contributions by FSIC IV Advisor
In February 2015, Michael C. Forman, the principal of FSIC IV Advisor, contributed $200, which was used in its entirety to purchase 20,000 shares of Class T common stock at $10.00 per share.
As of February 28, 2017, we issued an aggregate of 845,749 shares of Class T common stock for aggregate gross proceeds of  $8,788 to the principal of FSIC IV Advisor, members of our board of directors and other individuals and entities affiliated with FSIC IV Advisor, including shares of Class T common stock sold to Mr. Forman in February 2015.
RIC Status and Distributions
We have elected to be subject to tax as a RIC under Subchapter M of the Code. In order to qualify for RIC tax treatment, we must, among other things, make distributions of an amount at least equal to 90% of our investment company taxable income, determined without regard to any deduction for distributions paid, each tax year. As long as the distributions are declared by the later of the fifteenth day of the ninth month following the close of a tax year or the due date of the tax return for such tax year, including extensions, distributions paid up to twelve months after the current tax year can be carried back to the prior tax year for determining the distributions paid in such tax year. We intend to make sufficient distributions to our stockholders to qualify for and maintain our RIC tax status each tax year. We are also subject to a 4% nondeductible federal excise taxes on certain undistributed income unless we make distributions in a timely manner to our stockholders generally of an amount at least equal to the sum of  (1) 98% of our net ordinary income (taking into account certain deferrals and elections) for the calendar year, (2) 98.2% of our capital gain net income, which is the excess of capital gains in excess of capital losses, or “capital gain net income” (adjusted for certain ordinary losses), for the one-year period ending October 31 of that calendar year and (3) any net ordinary income and capital gain net income for the preceding years that were not distributed during such years and on which we paid no U.S. federal income tax. Any distribution declared by us during October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following calendar year, will be treated as if it had been paid by us, as well as received by our U.S. stockholders, on December 31 of the calendar year in which the distribution was declared. We can offer no assurance that we will achieve results that will permit us to pay any cash distributions. If we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings.
Our first distribution was declared for Class T stockholders of record as of January 12, 2016. Subject to applicable legal restrictions and the sole discretion of our board of directors, we currently intend to declare regular cash distributions on a weekly basis and pay such distributions on a monthly basis for each share class. We will calculate each stockholder’s specific distribution amount for the period using record and declaration dates and each stockholder’s distributions will begin to accrue on the date we accept such stockholder’s subscription for shares of our common stock. The per share amount of distributions on Class A, Class I, Class M and Class T-2 shares will differ because of different allocations of class-specific expenses. In addition, the distribution fee for Class M and Class T-2 shares is different. From time to time, we may also pay special interim distributions in the form of cash or shares of our common stock at the discretion of our board of directors. The timing and amount of any future distributions to stockholders are subject to applicable legal restrictions and the sole discretion of our board of directors.
During certain periods, our distributions may exceed our earnings, especially during the period before we have substantially invested the proceeds from our continuous public offering of our common stock. As a result, it is possible that a portion of the distributions we make may represent a return of capital. A return of capital generally is a return of a stockholder’s investment rather than a return of earnings or gains derived from our investment activities and will be made after deducting the fees and expenses payable in connection with our continuous public offering, including any fees payable to the Advisor. Each year a statement on Form 1099-DIV identifying the sources of the distributions (i.e. paid from ordinary income, paid from net capital gains on the sale of securities, and/or return of capital, which is a non-taxable distribution) will be mailed to our stockholders. No portion of the distributions paid during the three months ended March 31, 2018 was funded through the reimbursement of operating expenses by FS Investments.
We intend to continue to make our regular distributions in the form of cash, out of assets legally available for distribution unless stockholders elect to receive their cash distributions in additional shares of our common stock under our distribution reinvestment plan. Any distributions reinvested under the plan will nevertheless remain taxable to a U.S. stockholder.
The following table reflects the cash distributions per Class T share that we declared and paid on our Class T common stock during the three months ended March 31, 2018 and 2017:
	Distribution(1)
For the Three Months Ended,	Per Class T Share	Amount
March 31, 2017(2)	$0.18770	$2,917
March 31, 2018	$0.17452	$5,247

(1)
Distribution amounts and per Class T share amounts shown are net of annual distribution fees for such shares, which began accruing on February 1, 2017, and reflect the special cash distributions described in footnote (2) below. See Note 4 to our consolidated financial statements for a discussion regarding annual distribution fees.

(2)
On a monthly basis from February 2017 through June 2017, we paid special cash distributions in the weekly amount of approximately $0.002 per Class T share, to Class T stockholders of record as of the weekly record dates previously determined by our board of directors for that period. We paid a total of approximately $884 in special cash distributions to Class T stockholders. Our board of directors ratified and approved such monthly special cash distribution payments on August 10, 2017.
We currently declare regular cash distributions on a weekly basis and pay such distributions on a monthly basis with respect to our Class T shares. On March 8, 2017, our board of directors declared regular weekly cash distributions for April 2017 through June 2017 in the amount of  $0.015454 per Class T share. On April 6, 2017, our board of directors determined to increase the regular weekly cash distributions for Class T stockholders of record as of April 11, 2017 to $0.015521 per share. On May 9, 2017, our board of directors declared regular weekly cash distributions for July 2017 through September 2017 in the amount of  $0.015521 per Class T share, On August 10, 2017, our board of directors declared regular weekly cash distributions for October 2017 through December 2017 in the amount of  $0.015521 per Class T share. On November 6, 2017, our board of directors declared regular weekly cash distributions for January 2018 through March 2018 in the amount of  $0.067258 per Class T share. On March 8, 2018, our board of directors declared regular weekly cash distributions for April 2018 through June 2018 in the amount of  $0.067258 per Class T share. These distributions have been or will be paid monthly to Class T stockholders of record as of weekly record dates previously determined by our board of directors.
We have adopted an “opt in” distribution reinvestment plan for our stockholders. As a result, if we make a cash distribution, our stockholders will receive the distribution in cash unless they specifically “opt in” to the distribution reinvestment plan so as to have their cash distributions reinvested in additional shares of our common stock. However, certain state authorities or regulators may impose restrictions from time to time that may prevent or limit a stockholder’s ability to participate in our distribution reinvestment plan.
Under the distribution reinvestment plan, cash distributions to participating stockholders are reinvested in additional shares of the same class of our common stock at a purchase price equal to the net offering price per share of such class in effect as of the date of issuance. Although distributions paid in the form of additional shares of common stock will generally be subject to U.S. federal, state and local taxes in the same manner as cash distributions, stockholders who elect to participate in our distribution reinvestment plan will not receive any corresponding cash distributions with which to pay any such applicable taxes. Stockholders receiving distributions in the form of additional shares of common stock will be treated as receiving a distribution in the amount of the fair market value of our shares of common stock.
We may fund our cash distributions to stockholders from any sources of funds legally available to us, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets, dividends or other distributions paid to us on account of preferred and common equity investments in portfolio companies and expense reimbursements from FS Investments. We have not established limits on the amount of funds we may use from available sources to make distributions. There can be no assurance that we will be able to pay distributions at a specific rate or at all.
Pursuant to the expense reimbursement agreement, the Advisor has agreed to reimburse us for expenses in an amount that is sufficient to ensure that no portion of our distributions to stockholders will be paid from our offering proceeds or borrowings. Historically, pursuant to the previous expense reimbursement agreement, FS Investments agreed to reimburse us for expenses in an amount that was sufficient to ensure that no portion of our distributions to stockholders was paid from our offering proceeds or borrowings. For a period of time following commencement of this offering, which time period may be significant, substantial portions of our distributions have been funded through the reimbursement of certain expenses by FS Investments and its affiliates, including through the waiver of certain investment advisory fees by FSIC IV Advisor, and may in the future be funded through reimbursement of certain expenses by the Advisor and its affiliates, including through the waiver of certain investment advisory fees by the Advisor, in each case that are subject to repayment by us within three years. Any such distributions funded through expense reimbursements or waivers of advisory fees were not based on our investment performance, and can only be sustained if we achieve positive investment performance in future periods and/or the Advisor continues to make such reimbursements or waivers of such fees. Our future repayment of amounts reimbursed or waived by FS Investments, the Advisor or their respective affiliates, as applicable, will reduce the distributions that stockholders would otherwise receive in the future. There can be no assurance that we will achieve the performance necessary to be able to pay distributions at a specific rate or at all. The Advisor has no obligation to waive advisory fees or otherwise reimburse expenses in future periods.
The following table reflects the sources of the cash distributions on a tax basis that we have paid on our Class T common stock during the three months ended March 31, 2018 and 2017:
	Three Months Ended March 31
	2018		2017
Source of Distribution	Distribution Amount	Percentage	Distribution Amount	Percentage
Offering proceeds	$—	—	$—	—
Borrowings	—	—	—	—
Net investment income (prior to expense reimbursement)(1)	5,247	100%	885	30%
Short-term capital gains proceeds from the sale of assets	—	—	2,032	70%
Long-term capital gains proceeds from the sale of assets	—	—	—	—
Non-capital gains proceeds from the sale of assets	—	—	—	—
Distributions on account of preferred and common equity	—	—	—	—
Expense reimbursement from sponsor	—	—	666	15%
Total	$5,247	100%	$2,917	100%

(1)
During the three months ended March 31, 2018 and 2017, 94.0% and 97.6%, respectively, of our gross investment income was attributable to cash income earned, 1.6% and 2.1%, respectively, was attributable to non-cash accretion of discount and 4.4% and 0.3%, respectively, was attributable to paid-in-kind interest, or PIK, interest.

Our net investment income on a tax basis for the three months ended March 31, 2018 and 2017 was $4,278 and $2,684, respectively. As of March 31, 2018 and December 31, 2017, we had $7,178 and $6,277, respectively, of undistributed net investment income and accumulated undistributed net realized gains on a tax basis. The difference between our GAAP-basis net investment income (loss) and our tax-basis net investment income is primarily due to the reversal of the required accrual for GAAP purposes of incentive fees on unrealized gains even though no such incentive fees on unrealized gains are payable by us, the tax basis net investment income portion of the total return swap payments and the accretion of discount on the TRS.
The following table sets forth a reconciliation between GAAP-basis net investment income (loss) and tax-basis net investment income during the three months ended March 31, 2018 and 2017. Dollar amounts in the table below are presented in thousands:
	Three Months Ended March 31,
	2018	2017
GAAP-basis net investment income (loss)	$3,913	$(221)
Reversal of incentive fee accrual on unrealized gains	(735)	682
Reclassification of unamortized original issue discount and prepayment fees	(20)	(185)
Tax-basis net investment income portion of total return swap payments	1,076	1,429
Accretion of discount on total return swap	208	603
Other miscellaneous differences	(164)	376
Tax-basis net investment income	$4,278	$2,684

We may make certain adjustments to the classification of stockholders’ equity as a result of permanent book-to-tax differences. During the three months ended March 31, 2018, we increased accumulated undistributed (distributions in excess of) net investment income by [•] and reduced accumulated undistributed net realized gains (losses) on investments and total return swap and capital in excess of par value by [•] and [•], respectively. During the year ended December 31, 2017, we increased accumulated undistributed (distributions in excess of) net investment income by $8,408 and reduced accumulated undistributed net realized gains (losses) on investments and total return swap and capital in excess of par value by $6,854 and $1,554, respectively.
The determination of the tax attributes of our distributions is made annually as of the end of our fiscal year based upon our taxable income for the full year and distributions paid for the full year. The actual tax characteristics of distributions to stockholders are reported to stockholders annually on Form 1099-DIV subject to information reporting.
As of March 31, 2018 and December 31, 2017, the components of accumulated earnings on a tax basis were as follows:
	March 31, 2018	December 31, 2017
Distributable ordinary income (net investment income and short-term capital gains)	$6,317	$5,882
Incentive fee accrual on unrealized gains	861	395
Unamortized organization costs	(1,357)	(2,318)
Net unrealized appreciation (depreciation) on investments and total return swap(1)	(252)	4,682
Total	$5,569	$8,641

(1)
As of March 31, 2018 and December 31, 2017, the gross unrealized appreciation on our investments and TRS was $3,390 and $5,256, respectively, and the gross unrealized depreciation on our investments was $3,642 and $574, respectively.

The aggregate cost of our investments, including the accretion of discount on the TRS, for U.S. federal income tax purposes totaled $257,101 and $263,356 as of March 31, 2018 and December 31, 2017, respectively. The aggregate net unrealized appreciation (depreciation) on a tax basis, including the TRS, was $(252) and $4,682 as of March 31, 2018 and December 31, 2017, respectively.
Critical Accounting Policies
Our financial statements are prepared in conformity with GAAP, which requires us to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Critical accounting policies are those that require the application of management’s most difficult, subjective or complex judgments, often because of the need to make estimates about the effect of matters that are inherently uncertain and that may change in subsequent periods. In preparing the financial statements, management has made estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. In preparing the financial statements, management has utilized available information, including our past history, industry standards and the current economic environment, among other factors, in forming its estimates and judgments, giving due consideration to materiality. Actual results may differ from these estimates. In addition, other companies may utilize different estimates, which may impact the comparability of our results of operations to those of companies in similar businesses. As we execute our operating plans, we will describe additional critical accounting policies in the notes to our future financial statements in addition to those discussed below.
Valuation of Portfolio Investments
The net asset value of a class of shares depends on the number of shares of the applicable class outstanding at the time the net asset value of the applicable share class is determined. As such, the net asset value of each class of shares may vary if we sell different amounts of shares per class. We determine the net asset value of our investment portfolio each quarter. Securities are valued at fair value as determined in good faith by our board of directors. In connection with that determination,

FSIC IV Advisor provides our board of directors with portfolio company valuations which are based on relevant inputs, including, but not limited to, indicative dealer quotes, values of like securities, recent portfolio company financial statements and forecasts, and valuations prepared by independent third-party valuation services.
Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosure, or ASC Topic 820, issued by the Financial Accounting Standards Board, or the FASB, clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. ASC Topic 820 defines fair value as the price that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC Topic 820 also establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, which includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities where there is little or no activity in the market; and Level 3, defined as unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions.
With respect to investments for which market quotations are not readily available, we undertake a multi-step valuation process each quarter, as described below:
•
our quarterly fair valuation process begins with the Advisor’s management team reviewing and documenting valuations of each portfolio company or investment, which valuations may be obtained from an independent third-party valuation service, if applicable;

•
the Advisor’s management team then provides the valuation committee with the preliminary valuations for each portfolio company or investment;

•
preliminary valuations are then discussed with the valuation committee;

•
our valuation committee reviews the preliminary valuations and the Advisor’s management team, together with our independent third-party valuation services, if applicable, supplement the preliminary valuations to reflect any comments provided by the valuation committee;

•
following its review, the valuation committee will recommend that our board of directors approve our fair valuations; and

•
our board of directors discusses the valuations and determines the fair value of each such investment in our portfolio in good faith based on various statistical and other factors, including the input and recommendation of the Advisor, the valuation committee and any independent third-party valuation services, if applicable.

Determination of fair value involves subjective judgments and estimates. Accordingly, the notes to our consolidated financial statements refer to the uncertainty with respect to the possible effect of such valuations and any change in such valuations on our consolidated financial statements. In making its determination of fair value, our board of directors may use any approved independent third-party pricing or valuation services. However, our board of directors is not required to determine fair value in accordance with the valuation provided by any single source, and may use any relevant data, including information obtained from the Advisor or any approved independent third-party valuation or pricing service that our board of directors deems to be reliable in determining fair value under the circumstances. Below is a description of factors that the Advisor’s management team, any approved independent third-party valuation services and our board of directors may consider when determining the fair value of our investments.
Valuation of fixed income investments, such as loans and debt securities, depends upon a number of factors, including prevailing interest rates for like securities, expected volatility in future interest rates, call features, put features and other relevant terms of the debt. For investments without readily available market prices, we may incorporate these factors into discounted cash flow models to arrive at fair value. Other factors that may be considered include the borrower’s ability to adequately service its debt, the fair market value of the borrower in relation to the face amount of its outstanding debt and the quality of collateral securing our debt investments.

For convertible debt securities, fair value generally approximates the fair value of the debt plus the fair value of an option to purchase the underlying security (i.e., the security into which the debt may convert) at the conversion price. To value such an option, a standard option pricing model may be used.
Our equity interests in portfolio companies for which there is no liquid public market are valued at fair value. Our board of directors, in its determination of fair value, may consider various factors, such as multiples of EBITDA, cash flows, net income, revenues or, in limited instances, book value or liquidation value. All of these factors may be subject to adjustments based upon the particular circumstances of a portfolio company or our actual investment position. For example, adjustments to EBITDA may take into account compensation to previous owners or acquisition, recapitalization, restructuring or other related items.
The Advisor’s management team, any approved independent third-party valuation services and our board of directors may also consider private merger and acquisition statistics, public trading multiples discounted for illiquidity and other factors, valuations implied by third-party investments in the portfolio companies or industry practices in determining fair value. The Advisor’s management team, any approved independent third-party valuation services and our board of directors may also consider the size and scope of a portfolio company and its specific strengths and weaknesses, and may apply discounts or premiums, where and as appropriate, due to the higher (or lower) financial risk and/or the smaller size of portfolio companies relative to comparable firms, as well as such other factors as our board of directors, in consultation with the Advisor’s management team and any approved independent third-party valuation services, if applicable, may consider relevant in assessing fair value. Generally, the value of our equity interests in public companies for which market quotations are readily available is based upon the most recent closing public market price. Portfolio securities that carry certain restrictions on sale are typically valued at a discount from the public market value of the security.
When we receive warrants or other equity securities at nominal or no additional cost in connection with an investment in a debt security, the cost basis in the investment will be allocated between the debt securities and any such warrants or other equity securities received at the time of origination. Our board of directors subsequently values these warrants or other equity securities received at their fair value.
The fair values of our investments are determined in good faith by our board of directors. Our board of directors is solely responsible for the valuation of our portfolio investments at fair value as determined in good faith pursuant to our valuation policy and consistently applied valuation process. Our board of directors has delegated day-to-day responsibility for implementing our valuation policy to the Advisor’s management team, and has authorized the Advisor’s management team to utilize independent third-party valuation and pricing services that have been approved by our board of directors. The valuation committee is responsible for overseeing the Advisor’s implementation of the valuation process.
Our investments consist primarily of debt investments that are either acquired directly from the issuer or traded on an over-the-counter market for institutional investors. Debt investments, for which broker quotes are not available, are valued by independent valuation firms, which determine the fair value of such investments by considering, among other factors, the borrower’s ability to adequately service its debt, prevailing interest rates for like investments, expected cash flows, call features, anticipated prepayments and other relevant terms of the investments. Except as described below, all of our equity/other investments are also valued by independent valuation firms, which determine the fair value of such investments by considering, among other factors, contractual rights ascribed to such investments, as well as various income scenarios and multiples of EBITDA, cash flows, net income, or revenues or, in limited instances, book value or liquidation value. An investment that is newly issued and purchased near the date of the financial statements is valued at cost, if our board of directors determines that the cost of such investment is the best indication of its fair value. Investments that are traded on an active public market are valued at their closing price as of the date of the financial statements. Except as described above, we value our other investments by using the midpoint of the prevailing bid and ask prices from dealers on the date of the relevant period end, which are provided by independent third-party pricing services and screened for validity by such services.

We value the TRS in accordance with the TRS Agreement. Pursuant to the TRS Agreement, the value of the TRS is based on the increase or decrease in the value of the loans underlying the TRS, together with accrued interest income, interest expense and certain other expenses incurred under the TRS. The loans underlying the TRS are valued by Citibank. Citibank bases its valuation on the indicative bid prices provided by an independent third-party pricing service. Bid prices reflect the highest price that market participants may be willing to pay. These valuations are sent to us for review and testing. Our valuation committee and board of directors review and approve the value of the TRS, as well as the value of the loans underlying the TRS, on a quarterly basis. To the extent our valuation committee or board of directors has any questions or concerns regarding the valuation of the loans underlying the TRS, such valuation is discussed or challenged pursuant to the terms of the TRS Agreement. For additional information on the TRS, see “— Financial Condition, Liquidity and Capital Resources —  Total Return Swap.”
We periodically benchmark the bid and ask prices we receive from third-party pricing services and/or dealers, as applicable, against the actual prices at which we purchase and sell our investments. Based on the results of the benchmark analysis and the experience of our management in purchasing and selling these investments, we believe that these prices are reliable indicators of fair value. However, because of the private nature of this marketplace (meaning actual transactions are not publicly reported), we believe that these valuation inputs are classified as Level 3 within the fair value hierarchy. We may also use other methods, including the use of an independent valuation firm, to determine fair value for securities for which we cannot obtain prevailing bid and ask prices through third-party pricing services or independent dealers, or where our board of directors otherwise determines that the use of such other methods is appropriate. We periodically benchmark the valuations provided by the independent valuation firms against the actual prices at which we purchase and sell our investments. The valuation committee of the board of directors and the board of directors reviewed and approved the valuation determinations made with respect to these investments in a manner consistent with our valuation process.
Revenue Recognition
Security transactions are accounted for on the trade date. We record interest income on an accrual basis to the extent that we expect to collect such amounts. We record dividend income on the ex-dividend date. We do not accrue as a receivable interest or dividends on loans and securities if we have reason to doubt our ability to collect such income. Our policy is to place investments on non-accrual status when there is reasonable doubt that interest income will be collected. We consider many factors relevant to an investment when placing it on or removing it from non-accrual status including, but not limited to, the delinquency status of the investment, economic and business conditions, the overall financial condition of the underlying investment, the value of the underlying collateral, bankruptcy status, if any, and any other facts or circumstances relevant to the investment. If there is reasonable doubt that we will receive any previously accrued interest, then the interest income will be written-off. Payments received on non-accrual investments may be recognized as income or applied to principal depending upon the collectability of the remaining principal and interest. Non-accrual investments may be restored to accrual status when principal and interest become current and are likely to remain current based on our judgment.
Loan origination fees, original issue discount and market discount are capitalized and we amortize such amounts as interest income over the respective term of the loan or security. Upon the prepayment of a loan or security, any unamortized loan origination fees and original issue discount are recorded as interest income. Structuring and other non-recurring upfront fees are recorded as fee income when earned. We record prepayment premiums on loans and securities as fee income when we earn such amounts.
In May 2014, the Financial Accounting Standards Board, or the FASB, issued ASU No. 2014-09, Revenue from Contracts with Customers, which provides for revenue recognition based on the consideration to which an entity expects to be entitled in exchange for transferring goods or services to a customer. When it becomes effective, the new revenue recognition guidance in ASU No. 2014-09 will replace most revenue recognition guidance under existing GAAP. In 2016, the FASB issued additional guidance that clarified, amended and technically corrected prior revenue recognition guidance. The new revenue recognition guidance applies to all entities and all contracts with customers to provide goods or services in the ordinary course of business, excluding, among other things, financial instruments as well as certain other contractual rights and obligations. For public entities, the new standards are effective during the interim and annual periods beginning after December 15, 2017, with early adoption permitted. The standards permit the use of either the retrospective or cumulative effect transition method. As a result, we are required to adopt the new guidance as of January 1, 2018 and expect to do so using the cumulative effect method applied to in-scope contracts with customers that have not been completed as of the date of adoption.
In connection with our evaluation of the impact of the new revenue recognition guidance on its revenue recognition polices for structuring and other non-recurring upfront fees, we have performed an analysis to identify contracts with customers within the scope of the new revenue recognition guidance and to determine the related performance obligation and transaction price. Under the new revenue recognition guidance, we expect to recognize revenue for in-scope contracts based on the transaction price as the performance obligation is fulfilled. In our analysis, we considered, among other matters, the nature of the performance obligation and constraints on including variable consideration in the transaction price. In addition, we considered the costs incurred to obtain and fulfill in-scope contracts with customers to determine whether such costs would be required to be capitalized. Based on our analysis, we expect to provide additional revenue recognition disclosures required under the new standard but do not otherwise expect a material effect on our consolidated financial statements.
Net Realized Gains or Losses, Net Change in Unrealized Appreciation or Depreciation and Net Change in Unrealized Gains or Losses on Foreign Currency
Gains or losses on the sale of investments are calculated by using the specific identification method. We measure realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized, but considering unamortized fees. Net change in unrealized appreciation or depreciation reflects the change in portfolio investment values during the reporting period, including any reversal of previously recorded unrealized gains or losses when gains or losses are realized. Net change in unrealized gains or losses on foreign currency reflects the change in the value of receivables or accruals during the reporting period due to the impact of foreign currency fluctuations.
Capital Gains Incentive Fee
Pursuant to the terms of the investment advisory and administrative services agreement, the incentive fee on capital gains is determined and payable in arrears as of the end of each calendar year (or upon termination of such agreement). Such fee will equal 20.0% of our incentive fee capital gains (i.e., our realized capital gains on a cumulative basis from inception, calculated as of the end of the applicable period, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis), less the aggregate amount of any previously paid capital gains incentive fees. On a quarterly basis, we accrue for the capital gains incentive fee by calculating such fee as if it were due and payable as of the end of such period.
While the investment advisory and administrative services agreement neither includes nor contemplates the inclusion of unrealized gains in the calculation of the capital gains incentive fee, pursuant to an interpretation of an American Institute of Certified Public Accountants Technical Practice Aid for investment companies, we include unrealized gains in the calculation of the capital gains incentive fee expense and related accrued capital gains incentive fee. This accrual reflects the incentive fees that would be payable to the Advisor if our entire portfolio was liquidated at its fair value as of the balance sheet date even though the Advisor is not entitled to an incentive fee with respect to unrealized gains unless and until such gains are actually realized.
Based on an interpretation of the applicable language in the Advisers Act by the staff of the Division of Investment Management of the SEC, we “look through” our TRS in calculating the capital gains incentive fee. Under this “look through” methodology, the portion of the net settlement payments received by us pursuant to the TRS which would have represented net investment income to us had we held the loans underlying the TRS directly is treated as net investment income subject to the subordinated incentive fee on income payable to the Advisor pursuant to the investment advisory and administrative services agreement, rather than as realized capital gains in accordance with GAAP, and any unrealized depreciation on individual loans underlying the TRS further reduces the capital gains incentive fee payable to the Advisor with respect to realized gains. For additional information on the TRS, see “— Financial Condition, Liquidity and Capital Resources — Total Return Swap.”
Subordinated Income Incentive Fee
Pursuant to the investment advisory and administrative services agreement, the Advisor may also be entitled to receive a subordinated incentive fee on income. The subordinated incentive fee on income, which is calculated and payable quarterly in arrears, equals 20.0% of our “pre-incentive fee net investment income” for the immediately preceding quarter and is subject to a hurdle rate, expressed as a rate of return on adjusted capital, equal to 1.75% per quarter, or an annualized hurdle rate of 7.0%. For purposes of the subordinated incentive fee on income, “adjusted capital” means cumulative gross proceeds generated from sales of our shares of common stock (including proceeds from our distribution reinvestment plan) reduced for amounts paid for share repurchases pursuant to our share repurchase program. As a result, the Advisor will not earn this incentive fee for any quarter until our pre-incentive fee net investment income for such quarter exceeds the hurdle rate of 1.75%. Once our pre-incentive fee net investment income in any quarter exceeds the hurdle rate, the Advisor will be entitled to a “catch-up” fee equal to the amount of our pre-incentive fee net investment income in excess of the hurdle rate, until our pre-incentive fee net investment income for such quarter equals 2.1875%, or 8.75% annually, of adjusted capital. This “catch-up” feature will allow the Advisor to recoup the fees foregone as a result of the existence of the hurdle rate. Thereafter, the Advisor will be entitled to receive 20.0% of our pre-incentive fee net investment income.
Organization Costs
Organization costs include, among other things, the cost of incorporating, including the cost of legal services and other fees pertaining to our organization. These costs are expensed as incurred as we raise proceeds in our continuous public offering. During the year ended December 31, 2016, we expensed $317 of organization costs as we raised proceeds in our continuous public offering, which commenced on January 6, 2016. During the period from February 25, 2015 (Inception) to December 31, 2015, we incurred organization costs of  $317 which were paid on our behalf by FS Investments. See also “— Related Party Transactions — Compensation of the Investment Adviser and Dealer Manager.”
Offering Costs
Offering costs primarily include, among other things, marketing expenses and printing, legal and due diligence fees and other costs pertaining to our continuous public offering of shares of our common stock, including the preparation of the registration statement, of which this prospectus forms a part, and salaries and direct expenses of the Advisor’s personnel, employees of its affiliates and others while engaged in such activities. We will defer and amortize such costs as an expense over twelve months as we raise proceeds in our continuous public offering. During the three months ended March 31, 2017, we expensed $381 of offering costs as we raised proceeds in our continuous public offering, which commenced on January 6, 2016. During the period from February 25, 2015 (Inception) to December 31, 2017, we incurred offering costs of  $9,358 which were paid on our behalf by FS Investments. See also “— Related Party Transactions — Compensation of the Investment Adviser and Dealer Manager.”
Under the terms of the investment advisory and administrative services agreement, the Advisor is entitled to receive up to [•]% of gross proceeds raised in our continuous public offering until all organization and offering costs funded by the Advisor and its affiliates have been recovered.
Uncertainty in Income Taxes
We evaluate our tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax benefits or liabilities in our consolidated financial statements. Recognition of a tax benefit or liability with respect to an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. We recognize interest and penalties, if any, related to unrecognized tax liabilities as income tax expense in our consolidated statements of operations. During the three months ended March 31, 2018, the year ended December 31, 2017, period from January 6, 2016 (Commencement of Operations) through December 31, 2016 and the period from February 25, 2015 (Inception) to December 31, 2015, we did not incur any interest or penalties.
Distributions
Distributions to our stockholders are recorded as of the record date. Subject to applicable legal restrictions and our board of directors’ discretion, we currently declare regular cash distributions on a weekly basis and pay such distributions on a monthly basis. Net realized capital gains, if any, are distributed or deemed distributed at least annually.
Contractual Obligations
We have entered into an agreement with the Advisor to provide us with investment advisory and administrative services. Payments for investment advisory services under the investment advisory and administrative services agreement are equal to (a) an annual base management fee based on the average weekly value of our gross assets and (b) an incentive fee based on our performance. The Advisor is reimbursed for administrative expenses and/or organization and offering costs incurred on our behalf, as applicable. See “— Related Party Transactions — Compensation of the Investment Adviser and Dealer Manager” for a discussion of this agreement and for the amount of fees and expenses accrued under this agreement during the three months ended March 31, 2018 and the years ended December 31, 2017 and 2016.
A summary of our significant contractual payment obligations related to the repayment of our outstanding indebtedness as of March 31, 2018 is as follows:
		Payments Due by Period
	Maturity Date(1)	Total	Less than 1 year	1 – 3 Years	3 – 5 Years	More than 5 years
BNP Facility(2)	December 26, 2018	$19,000	$19,000	—	—	—

(1)
Amounts outstanding will mature, and all accrued and unpaid interest thereunder will be due and payable, on the maturity date.

(2)
At March 31, 2018, $30,100 remained unused under the BNP facility. The BNP facility generally is terminable upon 270 days’ notice by either party. As of March 31, 2018, neither party to the facility had provided notice of its intent to terminate the facility.

Off-Balance Sheet Arrangements
We currently have no off-balance sheet arrangements, including any risk management of commodity pricing or other hedging practices.
Recently Issued Accounting Standards
None.
Related Party Transactions
Compensation of the Investment Adviser and Dealer Manager
Pursuant to the investment advisory and administrative services agreement, the Advisor is entitled to receive an annual base management fee of 1.50% of the average weekly value of our gross assets and an incentive fee based on our performance. We also reimburse the Advisor for expenses necessary to perform services related to our administration and operations, including the Advisor’s allocable portion of the compensation and related expenses of certain personnel of FS Investments and KKR Credit providing administrative services to us on behalf of the Advisor. Pursuant to the investment advisory and administrative services agreement, we also reimburse the Advisor and its affiliates for expenses necessary to perform services related to our organization and continuous public offering.
The incentive fee will consist of two parts. The first part of the incentive fee, which is referred to as the subordinated incentive fee on income, is calculated and payable quarterly in arrears, equals 20.0% of our “pre-incentive fee net investment income” for the immediately preceding quarter and is subject to a hurdle rate, expressed as a rate of return on adjusted capital, equal to 1.75% per quarter, or an annualized hurdle rate of 7.0%. For purposes of this fee, “adjusted capital” means cumulative gross proceeds generated from sales of our common stock (including proceeds from our distribution reinvestment plan) reduced for amounts paid for share repurchases pursuant to our share repurchase program. The second part of the incentive fee, which is referred to as the incentive fee on capital gains, is determined and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory and administrative services agreement). We accrue the capital gains incentive fee based on net realized and unrealized gains; however, under the terms of the investment advisory and administrative services agreement, the fee payable to the Advisor is based on realized gains and no such fee is payable with respect to unrealized gains unless and until such gains are actually realized. See “— Critical Accounting Policies — Capital Gains Incentive Fee” for a discussion of the treatment of the TRS with respect to the calculation of the capital gains incentive fee.
We reimburse the Advisor for expenses necessary to perform services related to our administration and operations, including the Advisor’s allocable portion of the compensation and related expenses of certain personnel of FS Investments and KKR Credit providing administrative services to us on behalf of the Advisor. The amount of this reimbursement is set at the lesser of  (1) the Advisor’s actual costs incurred in providing such services and (2) the amount that we estimate we would be required to pay alternative service providers for comparable services in the same geographic location. The Advisor allocates the cost of such services to us based on factors such as assets, revenues, time allocations and/or other reasonable metrics consistent with past practice (but solely to the extent such past practice is not inconsistent with the policies of the Advisor). Our board of directors reviews the methodology employed in determining how expenses are allocated to us and the proposed allocation of administrative expenses among us and certain affiliates of the Advisor. Our board of directors then assesses the reasonableness of such reimbursements for expenses allocated to us based on the breadth, depth and quality of such services as compared to the estimated cost to us of obtaining similar services from third-party service providers known to be available. In addition, our board of directors considers whether any single third-party service provider would be capable of providing all such services at comparable cost and quality. Finally, our board of directors, among other things, compares the total amount paid to the Advisor for such services as a percentage of our net assets to the same ratio as reported by other comparable BDCs. We do not reimburse the Advisor for any services for which it receives a separate fee, or for rent, depreciation, utilities, capital equipment or other administrative items allocated to a controlling person of the Advisor.
FS Investments funded certain of our organization and offering costs in the amounts of  $0 and $9,675, respectively, for the three months ended March 31, 2018 and the period from February 25, 2015 (Inception) to December 31, 2017. Under the FSIC IV Advisor investment advisory and administrative services agreement, there was no liability on our part for the organization and offering costs funded by FSIC IV Advisor or its affiliates (including FS Investments) until we satisfied the minimum offering requirement on January 6, 2016. These costs include legal, accounting, marketing and printing expenses associated with our organization and offering activities, including costs related to preparation of our registration statement and prospectus, and salaries and other direct expenses of FSIC IV Advisor’s personnel, employees of its affiliates and others while engaged in such activities on our behalf. Since commencing our continuous public offering and through March 31, 2018, we have paid total reimbursements of  $2,584 to FSIC IV Advisor and its affiliates for organization and offering costs funded by them. Following the closing of our continuous public offering of Class T shares to new investors in November 2017, no amounts remain reimbursable to FS Investments and its affiliates under this arrangement.

The dealer manager for our continuous public offering is FS Investment Solutions, which is an affiliate of FS Investments. Under the dealer manager agreement, FS Investment Solutions is entitled to receive upfront selling commissions and dealer manager fees in connection with the sale of shares of our common stock in our continuous public offering, all or a portion of which may be re-allowed to selected broker-dealers and financial representatives. We are also obligated to pay the dealer manager an annual distribution fee which accrues daily and is paid on a monthly basis. The dealer manager is entitled to re-allow all or a portion of the annual distribution fee to selected broker-dealers and financial representatives. The dealer-manager re-allowed all amounts it received under these arrangements during the year ended December 31, 2017.
Historically, pursuant to the FSIC IV Advisor investment advisory and administrative services agreement, FSIC IV Advisor was entitled to an annual base management fee of 2.0% of the average weekly value of our gross assets and an incentive fee based on our performance. Pursuant to the investment sub-advisory agreement, GDFM was entitled to receive 50% of all management and incentive fees payable to FSIC IV Advisor under the FSIC IV Advisor investment advisory and administrative services agreement with respect to each year. Effective February 1, 2017, FSIC IV Advisor contractually agreed to permanently waive 0.25% of its base management fee to which it was entitled under the FSIC IV Advisor investment advisory and administrative services agreement, so that the fee received equaled 1.75% of the average weekly value of our gross assets. We also reimbursed FSIC IV Advisor for expenses necessary to perform services related to our administration and operations, including FSIC IV Advisor’s allocable portion of the compensation and related expenses of certain personnel of FS Investments, our sponsor and an affiliate of FSIC IV Advisor, providing administrative services to us on behalf of FSIC IV Advisor. The amount of this reimbursement for FSIC IV Advisor was set at the lesser of  (1) FSIC IV Advisor’s actual costs incurred in providing such services and (2) the amount that we estimated we would be required to pay alternative service providers for comparable services in the same geographic location. FSIC IV Advisor allocated the cost of such services to us based on factors such as assets, revenues, time allocations and/or other reasonable metrics.
The following table describes the fees and expenses we accrued under the FSIC IV investment advisory and administrative services agreement, amounts recouped by FS Investments under the previous expense reimbursement agreement, and fees that FS Investment Solutions received pursuant to our distribution plan and share repurchase program during the three months ended March 31, 2018 and the years ended December 31, 2017 and 2016:
Related Party	Source	Description	Three Months Ended March 31, (Unaudited)	Year Ended December 31,
			2018	2017	2016
FSIC IV Advisor	FSIC IV Investment Advisory and Administrative Services Agreement	Base Management Fee(1)	$1,625	$5,151	$1,704
FSIC IV Advisor	FSIC IV Investment Advisory and Administrative Services Agreement	Capital Gains Incentive Fee(2)	$(735)	$1,164	$1,302
FSIC IV Advisor	FSIC IV Investment Advisory and Administrative Services Agreement	Administrative Services Expenses(3)	78	$340	$291
FSIC IV Advisor	FSIC IV Investment Advisory and Administrative Services Agreement	Offering Costs(4)	—	$1,392	$875
FS Investments	Previous Expense Support and Conditional Reimbursement Agreement	Expense Recoupment(5)	—	$666	$—
FS Investment Solutions	Distribution Plan	Distribution Fees(6)	$40	$102	$—
FS Investment Solutions	Share Repurchase Program	Contingent Deferred Sales Charge(7)	—	$10	$8

(1)
FSIC IV Advisor contractually agreed, effective February 1, 2017, to permanently waive 0.25% of its base management fee to which it is entitled under the FSIC IV investment advisory and administrative services agreement so that the fee received equals 1.75% of the average weekly value of our gross assets. As a result, the amount shown for the three months ended March 31, 2018 and year ended December 31, 2017 is net of waivers of   $232 and $696, respectively. During the three months ended March 31, 2018 and the years ended December 31, 2017 and 2016, $1,596, $4,371 and $588 in base management fees were paid to FSIC IV Advisor, respectively. During the year ended December 31, 2016, $300 in base management fees were applied to offset the liability of FS Investments under the expense reimbursement agreement (see “— Expense Reimbursement” below). As of March 31, 2018, $1,625 in base management fees were payable to FSIC IV Advisor.
(2)
During the three months ended March 31, 2018, we reversed $735 of capital gains incentive fees previously accrued based on the performance of its portfolio. During the three months ended March 31, 2018 and the years ended December 31, 2017 and 2016, we accrued capital gains incentive fees of  $697, $1,164 and $1,302, respectively, based on the performance of its portfolio. As of December 31, 2017 and 2016, we had accrued $1,981 and $1,302, respectively, in capital gains incentive fees, of which $1,742 and $817, respectively, was based on unrealized gains and $239 and $485, respectively, was based on realized gains. No capital gains incentive fees are actually payable by us with respect to unrealized gains unless and until those gains are actually realized. We paid FSIC IV Advisor $239 in capital gains incentive fees during the three months ended March 31, 2018. See “— Critical Accounting Policies — Capital Gains Incentive Fees” for a discussion of the methodology employed by us in calculating the capital gains incentive fees.

(3)
During the three months ended March 31, 2018 and the years ended December 31, 2017 and 2016, $51, $285 and $236, respectively, of the accrued administrative services expenses related to the allocation of costs of administrative personnel for services rendered to us by FSIC IV Advisor and the remainder related to other reimbursable expenses. We paid $78, $473 and $111 in administrative services expenses to FSIC IV Advisor during the three months ended March 31, 2018 and the years ended December 31, 2017 and 2016, respectively.

(4)
During the three months ended March 31, 2018 and the years ended December 31, 2017 and 2016, we expensed offering costs of  $0, $1,392 and $875, respectively, all of which related to reimbursements to FSIC IV Advisor for offering costs incurred on our behalf, including marketing expenses, salaries and other direct expenses of FSIC IV Advisor’s personnel and employees of its affiliates while engaged in registering and marketing our shares of common stock.

(5)
During the year ended December 31, 2017, we accrued $666 for expense recoupments payable to FSIC IV Advisor under the previous expense reimbursement agreement (see “— Expense Reimbursement” below). During the year ended December 31, 2017, we paid $666 to FSIC IV Advisor. As of March 31, 2018, we did not have any expense recoupments payable to FSIC IV Advisor.

(6)
Represents the distribution fees retained by FS Investment Solutions and not reallowed to selected broker-dealers or financial representatives.

(7)
Represents the total amount of contingent deferred sales charges paid to FS Investment Solutions by stockholders who tendered shares pursuant to our share repurchase program. Beginning with the quarterly tender offer conducted during the three months ended March 31, 2017, Class T shares tendered pursuant to our share repurchase program were no longer subject to a contingent deferred sales charge.

Capital Contributions by FSIC IV Advisor
In February 2015, Michael C. Forman, the principal of FSIC IV Advisor, contributed $200, which was used in its entirety to purchase 20,000 shares of Class T common stock at $10.00 per share.
As of February 28, 2017, we issued an aggregate of 845,749 shares of Class T common stock for aggregate gross proceeds of  $8,788 to the principal of FSIC IV Advisor, members of the board of directors and other individuals and entities affiliated with FSIC IV Advisor, including shares of Class T common stock sold to Mr. Forman in February 2015.

Potential Conflicts of Interest
The members of the senior management and investment teams of the Advisor serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as we do, or of investment vehicles managed by the same personnel. For example, the Advisor is the investment adviser to the Other Advised Entities, and the officers, managers and other personnel of the Advisor may serve in similar or other capacities for the investment advisers to future investment vehicles affiliated with FS Investments or KKR Credit. In serving in these multiple and other capacities, they may have obligations to other clients or investors in those entities, the fulfillment of which may not be in our best interests or in the best interest of our stockholders. Our investment objectives may overlap with the investment objectives of such investment funds, accounts or other investment vehicles. For example, we rely on the Advisor to manage our day-to-day activities and to implement our investment strategy. The Advisor, FS Investments, KKR Credit and certain of their affiliates are presently, and plan in the future to continue to be, involved with activities which are unrelated to us. As a result of these activities, the Advisor, FS Investments, KKR Credit, their employees and certain of their affiliates will have conflicts of interest in allocating their time between us and other activities in which they are or may become involved, including the management of the Other Advised Entities.
The Advisor and its affiliates are simultaneously providing investment advisory services to other affiliated entities, including the Other Advised Entities. The Advisor may determine that it is appropriate for us and one or more other investment accounts managed by the Advisor or any of its respective affiliates to participate in an investment opportunity. To the extent we are able to make co-investments with investment accounts managed by the Advisor or its respective affiliates, these co-investment opportunities may give rise to conflicts of interest or perceived conflicts of interest among us and the other participating accounts. In addition, conflicts of interest or perceived conflicts of interest may also arise in determining which investment opportunities should be presented to us and other participating accounts. To mitigate these conflicts, the Advisor will seek to execute such transactions on a fair and equitable basis and in accordance with its allocation policies, taking into account various factors, which may include: the source of origination of the investment opportunity; investment objectives and strategies; tax considerations; risk, diversification or investment concentration parameters; characteristics of the security; size of available investment; available liquidity and liquidity requirements; regulatory restrictions; and/or such other factors as may be relevant to a particular transaction. As affiliates of FS Investments and KKR Credit currently serve as the investment adviser to other entities and accounts, it is possible that some investment opportunities will be provided to such other entities and accounts rather than to us.
Co-Investment Exemptive Relief
As a BDC, we may be limited in our ability to invest in any portfolio company in which any fund or other client managed by the Advisor or any of its affiliates has an investment. We may also be limited in our ability to co-invest in a portfolio company with the Advisor or one or more of its affiliates. In an order dated April 3, 2018, the SEC granted exemptive relief permitting us, subject to the satisfaction of certain conditions, to co-invest in certain privately negotiated investment transactions, including investments originated and directly negotiated by the Advisor or KKR Credit, with our co-investment affiliates. We believe this relief will enhance our ability to further our investment objectives and strategy. We believe this relief may also increase favorable investment opportunities for us, in part, by allowing us to participate in larger investments, together with our co-investment affiliates, than would be available to us if such relief had not been obtained.
Expense Reimbursement
Pursuant to the expense reimbursement agreement, the Advisor has agreed to reimburse us for expenses in an amount that is sufficient to ensure that no portion of our distributions to stockholders will be paid from our offering proceeds or borrowings. See “— Overview — Expense Reimbursement” for a detailed description of the expense reimbursement agreement.
Historically, pursuant to the previous expense reimbursement agreement, FS Investments agreed to reimburse us for expenses in an amount that was sufficient to ensure that no portion of our distributions to stockholders were paid from the sale of shares of our common stock or borrowings. During the year ended December 31, 2017, we did not accrue any amounts for expense reimbursements that FS Investments has agreed to pay. During the period from January 6, 2016 (Commencement of Operations) through December 31, 2016, we accrued $666 for expense reimbursements that FS Investments agreed to pay. These reimbursements were funded, in part, through the offset of management fees payable by us to FSIC IV Advisor. As of March 31, 2018, we did not have any reimbursements due from FS Investments.
Recent Developments
In November 2017, we closed our continuous public offering of Class T common stock to new investors. We have issued 31,615,058 shares of Class T common stock for gross proceeds of $355,912 in our continuous public offering, including Class T shares issued pursuant to our distribution reinvestment plan. Pursuant to the registration statement of which this prospectus is a part, we are reopening our continuous public offering to new investors and are offering Class A shares, Class I shares, Class M shares and Class T-2 shares in a maximum aggregate amount of up to $1.5 billion.
Quantitative and Qualitative Disclosures About Market Risk
We are subject to financial market risks, including changes in interest rates. As of March 31, 2018, 64.1% of our portfolio investments (based on fair value) paid variable interest rates, 34.1% paid fixed interest rates, 0.5% consisted of non-income producing equity/other investments and the remaining 1.3% were income producing equity/other investments. A rise in the general level of interest rates can be expected to lead to higher interest rates applicable to any variable rate investments we hold and to declines in the value of any fixed rate investments we hold. However, many of our variable rate investments provide for an interest rate floor, which may prevent our interest income from increasing until benchmark interest rates increase beyond a threshold amount. To the extent that a substantial portion of our investments may be in variable rate investments, an increase in interest rates beyond this threshold would make it easier for us to meet or exceed the hurdle rate applicable to the subordinated incentive fee on income, and may result in a substantial increase in our net investment income and to the amount of incentive fees payable to the Advisor with respect to our increased pre-incentive fee net investment income.
Pursuant to the terms of the TRS between Cheltenham Funding and Citibank, Cheltenham Funding pays fees to Citibank at a floating rate equal to one-month LIBOR plus 1.60% or 1.50% per annum, as applicable, on the utilized notional amount of the loans subject to the TRS in exchange for the right to receive the economic benefit of a pool of loans having a maximum notional amount of  $175,000. Pursuant to the terms of the BNP facility, borrowings are at a floating rate based on LIBOR. To the extent that any present or future credit facilities, total return swap agreements or other financing arrangements that we or any of our subsidiaries enter into are based on a floating interest rate, we will be subject to risks relating to changes in market interest rates. In periods of rising interest rates when we or our subsidiaries have such debt outstanding, or financing arrangements in effect, our interest expense would increase, which could reduce our net investment income, especially to the extend we hold fixed rate investments.
The following table shows the effect over a twelve-month period of changes in interest rates on our interest income, interest expense and net interest income, assuming no changes in the composition of our investment portfolio, including the accrual status of our investments, and our financing arrangements in effect as of March 31, 2018 (dollar amounts are presented in thousands):
Basis Point Change in Interest Rates	Increase (Decrease) in Interest Income(1)	Increase (Decrease) in Interest Expense	Increase (Decrease) in Net Interest Income	Percentage Change in Interest Income
Down 100 basis points	$(1,671)	(96)	(1,575)	(5.0)%
No change	—	—	—	—
Up 100 basis points	1,671	96	1,575	5.0%
Up 300 basis points	5,014	289	4,725	14.9%
Up 500 basis points	8,357	482	7,875	24.8%

(1)
Assumes no defaults or prepayments by portfolio companies over the next twelve months. Includes the net effect of the change in interest rates on the unrealized appreciation (depreciation) on the TRS. Pursuant to the TRS, Cheltenham Funding receives from Citibank all interest payable in respect of the loans included in the TRS and pays to Citibank interest at a rate equal to one-month LIBOR plus 1.60% or 1.50% per annum, as applicable, on the utilized notional amount of the loans subject to the TRS. As of March 31, 2018, all of the loans underlying the TRS (based on fair value) paid variable interest rates.

We expect that our long-term investments will be financed primarily with equity and debt. If deemed prudent, we may use interest rate risk management techniques in an effort to minimize our exposure to interest rate fluctuations. These techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on our business, financial condition and results of operations. During the three months ended March 31, 2018 and the years ended December 31, 2017 and 2016, we did not engage in interest rate hedging activities.
In addition, we may have risk regarding portfolio valuation. See “Determination of Net Asset Value.”

SENIOR SECURITIES
Information about our senior securities is shown in the table below as of March 31, 2018 and the years ended December 31, 2017 and 2016. The report of RSM US LLP, our independent registered public accounting firm, on the senior securities table appears on page F-48. This information should be read in conjunction with our consolidated financial statements and related notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” Dollar amounts in this section are presented in thousands, unless otherwise indicated.
Year Ending December 31,	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage per Unit(2)	Involuntary Liquidation Preference per Unit(3)	Average Market Value per Unit(4) (Exclude Bank Loans)
2016	$70,077	3.31	—	N/A
2017	$113,960	4.08	—	N/A
2018 (as of March 31, 2018, unaudited)	$113,537	4.09	—	N/A

(1)
Total amount of each class of senior securities outstanding at the end of the period presented. For purposes of the asset coverage test, we treat the outstanding notional amount of the TRS, less the initial amount of any cash collateral required to be posted, as a senior security.

(2)
Asset coverage per unit is the ratio of the carrying value of our total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness.

(3)
The amount to which such class of senior security would be entitled upon the voluntary liquidation of the issuer in preference to any security junior to it. The “—” in this column indicates that the SEC expressly does not require this information to be disclosed for certain types of senior securities.

(4)
Not applicable because senior securities are not registered for public trading on an exchange.

INVESTMENT OBJECTIVES AND STRATEGY
We were incorporated under the general corporation laws of the State of Maryland on February 25, 2015 and formally commenced investment operations on January 6, 2016. We are an externally managed, non-diversified, closed-end management investment company that has elected to be regulated as a BDC under the 1940 Act and has elected to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a RIC under Subchapter M of the Code. Prior to satisfying the minimum offering requirement, we had no operations except for matters relating to our organization.
Our investment activities are managed by the Advisor and supervised by our board of directors, a majority of whom are independent. Under the investment advisory and administrative services agreement, we have agreed to pay the Advisor an annual base management fee based on the average weekly value of our gross assets and an incentive fee based on our performance.
Our investment objectives are to generate current income and, to a lesser extent, long-term capital appreciation. We seek to meet our investment objectives by:
•
utilizing the experience and expertise of the Advisor, in sourcing, evaluating and structuring transactions;

•
employing a defensive investment approach focused on long-term credit performance and principal protection;

•
focusing primarily on debt investments in a broad array of private U.S. middle market companies, which we define as companies with annual revenue of  $50 million to $2.5 billion at the time of investment. In many market environments, we believe such a focus offers an opportunity for superior risk adjusted returns;

•
investing primarily in established, stable enterprises with positive cash flows; and

•
maintaining rigorous portfolio monitoring in an attempt to anticipate and pre-empt negative credit events within our portfolio such as an event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company.

Our portfolio is comprised primarily of investments in senior secured loans and second lien secured loans of private middle market U.S. companies and, to a lesser extent, subordinated loans of private U.S. companies. Although we do not expect a significant portion of our portfolio will be comprised of subordinated loans, there is no limit on the amount of such loans in which we may invest. We may purchase interests in loans or make debt investments, including investments in senior secured bonds, through secondary market transactions in the “over-the-counter” market or directly from our target companies as primary market or directly originated investments. In connection with our debt investments, we may on occasion receive equity interests such as warrants or options as additional consideration. We may also purchase or otherwise acquire minority interests in the form of common or preferred equity or equity-related securities, such as rights and warrants that may be converted into or exchanged for common stock or other equity or the cash value of common stock or other equity, in our target companies, generally in conjunction with one of our debt investments or through a co-investment with a financial sponsor, such as an institutional investor or private equity firm. In addition, a portion of our portfolio may be comprised of corporate bonds, CLOs, other debt securities and derivatives, including total return swaps and credit default swaps. The Advisor will seek to tailor our investment focus as market conditions evolve. Depending on market conditions, we may increase or decrease our exposure to less senior portions of the capital structure or otherwise make opportunistic investments, such as where the market price of loans, bonds or other securities investments reflects a lower value than deemed warranted by our fundamental analysis, which we believe may occur due to general dislocations in the markets, a misunderstanding by the market of a particular company or an industry being out of favor with the broader investment community and may include event driven investments, anchor orders (i.e., opportunities that are originated and then syndicated by a commercial or investment bank but where we provide a capital commitment significantly above the average syndicate participant) and CLOs. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Overview” for additional information about opportunistic investments. We expect that our investments will generally range between $5 million and $150 million each, although investments may vary proportionately as the size of our capital base changes and will ultimately be at the discretion of the Advisor, subject to oversight by our board of directors.
The senior secured loans, second lien secured loans and senior secured bonds in which we will invest generally have stated terms of three to seven years and subordinated debt investments that we make generally have stated terms of up to ten years, but the expected average life of such securities is generally between three and seven years. However, there is no limit on the maturity or duration of any security in our portfolio. Our debt investments may be rated by a nationally recognized statistical rating organization and, in such case, generally will carry a rating below investment grade (rated lower than “Baa3” by Moody’s or lower than “BBB-” by S&P). We also invest in non-rated debt securities.
As a BDC, we are subject to certain regulatory restrictions in making our investments. For example, BDCs generally are not permitted to co-invest with certain affiliated entities in transactions originated by the BDC or its affiliates in the absence of an exemptive order from the SEC. However, BDCs are permitted to, and may, simultaneously co-invest in transactions where price is the only negotiated point. In an order dated April 3, 2018, the SEC granted exemptive relief permitting us, subject to the satisfaction of certain conditions, to co-invest in certain privately negotiated investment transactions, including investments originated and directly negotiated by the Advisor or KKR Credit, with our co-investment affiliates. We believe this relief will enhance our ability to further our investment objectives and strategy. We believe this relief may also increase favorable investment opportunities for us, in part, by allowing us to participate in larger investments, together with our co-investment affiliates, than would be available to us if such relief had not been obtained.
To seek to enhance our returns, we intend to employ leverage as market conditions permit and at the discretion of the Advisor, but in no event will leverage employed exceed the maximum amount permitted by the 1940 Act. See “Risk Factors — Risks Related to Debt Financing” for a discussion of the risks inherent in employing leverage.
While a BDC may list its shares for trading in the public markets, we have currently elected not to do so. We believe that a non-traded structure is more appropriate during our offering stage due to the long-term nature of the assets in which we invest. This structure allows us to operate with a long-term view, similar to that of private investment funds, instead of managing to quarterly market expectations. While the offering price for a class, which exceeds the net asset value per share for such class, is subject to adjustment in accordance with the 1940 Act and our share pricing policy, because our shares will not be listed on a national securities exchange, our stockholders will not be subject to the daily share price volatility associated with the public markets. However, the net asset value of our shares may be volatile.
To provide our stockholders with limited liquidity, we intend to continue to conduct quarterly tender offers pursuant to our share repurchase program. However, we are not obligated to continue to repurchase shares and, if we do so, shares will be repurchased at the net offering price in effect as of the date of such repurchase. The first such tender offer commenced in May 2016. This will be the only method by which our stockholders may obtain liquidity prior to a liquidity event. See “Share Repurchase Program.” Therefore, stockholders may not be able to sell their shares promptly or at a desired price. If stockholders are able to sell their shares, it is likely they will have to sell them at a significant discount to their purchase price.
We do not currently intend to list our shares on an exchange and do not expect a public market to develop for them in the foreseeable future, and neither our dealer manager nor the selected broker-dealers intend to act as market-makers with respect to our common stock. We intend to seek to complete a liquidity event within three to five years following the commencement of this offering. However, the offering period may extend for an indefinite period. Accordingly, stockholders should consider that they may not have access to the money they invest for an indefinite period of time until we complete a liquidity event. We will view our offering stage as complete as of the termination date of our most recent public equity offering if we have not conducted a public equity offering in any continuous two-year period. In addition, shares of BDCs listed on a national securities exchange frequently trade at a discount to net asset value. If we determine to pursue a listing of our shares on a national securities exchange, stockholders, including those who purchase shares at the offering price, may experience a loss on their investment if they sell their shares at a time when our shares are trading at a discount to net asset value. This risk is separate and distinct from the risk that our net asset value will decrease. See “Liquidity Strategy” for a discussion of what constitutes a liquidity event. There can be no assurance that we will be able to complete a liquidity event.
Status of Our Continuous Public Offering
In November 2017, we closed our continuous public offering of Class T common stock to new investors. We have issued 31,615,058 shares of Class T common stock for gross proceeds of approximately $355.9 million in our continuous public offering, including Class T shares issued pursuant to our distribution reinvestment plan. Following the closing of our continuous public offering, we continue to issue Class T shares pursuant to our distribution reinvestment plan. As of March 9, 2018, we have raised total gross proceeds of approximately $360.2 million, including $200,000 of seed capital contributed by the principal of FSIC IV Advisor in February 2015. Pursuant to the registration statement of which this prospectus is a part, we are reopening our continuous public offering to new investors and are offering Class A shares, Class I shares, Class M shares and Class T-2 shares in a maximum aggregate amount of up to $1.5 billion.
The following table summarizes the sales of Class T shares in our continuous public offering on a quarterly basis from January 2016, when we formally commenced investment operations, until November 2017, when we closed our continuous public offering of shares of our Class T shares to new investors. Dollar amounts are presented in thousands, except share and per share data:
	Class T Shares Sold(1)(2)	Average Price per Class T Share(2)		Gross Proceeds
Fiscal 2016
March 31	2,523,910		$10.59		$26,717
June 30	4,325,329		10.87		47,001
September 30	3,540,267		10.99		38,917
December 31	4,392,903		11.15		48,975
	14,782,409		10.93		161,610
Fiscal 2017
March 31	[•]		[•]		[•]
June 30	[•]		[•]		[•]
September 30	[•]		[•]		[•]
December 31	[•]		[•]		[•]
Fiscal 2018
March 31	[•]		[•]		[•]
June 30 (through [ ], 2018)	[•]		[•]		[•]
	[•]	$	[•]	$	[•]

(1)
The number of Class T shares sold includes 249,435, 971,003 and [•] Class T shares issued through our distribution reinvestment plan during 2016, 2017 and 2018 (through [           ], 2018), respectively.

(2)
All shares reflected in the table were sold at prices between $[10.00] and $[11.55] per share, depending on the offering price then in effect and the amount of discounts or commissions waived by us or the dealer manager. The public offering price of our shares of Class T common stock is subject to adjustment depending, in part, on our net asset value.

Portfolio Update
As of March 31, 2018, our investment portfolio, with a total fair value of approximately, $256.1 million (54% in first lien senior secured loans, 10% in second lien senior secured loans, 7% in senior secured bonds, 27% in subordinated debt and 2% in equity and other investments), consisted of interests in 44 portfolio companies. The portfolio companies that comprised our portfolio as of such date had an average annual EBITDA of approximately $96.2 million. As of March 31, 2018, the debt investments in our portfolio were purchased at a weighted average price of 99.2% of par, and our estimated gross portfolio yield, prior to leverage, was 9.7% based upon the amortized cost of our investments. For the three months ended March 31, 2018, our total return was 0.64% and our total return without assuming reinvestment of distributions was 0.63%.
Based on our regular monthly gross cash distribution amount of   $0.067258 per share as of March 31, 2018 and our distribution reinvestment price of   $11.15 as of such date, the gross annualized distribution rate, which includes annualized distribution fees, was 7.24% as of March 31, 2018. The net annualized distribution rate to stockholders, which excludes annual distribution fees, was 6.29% as of March 31, 2018 based on our distribution reinvestment price of  $11.15. During the three months ended March 31, 2018, our total return was 0.64% and our total return without assuming reinvestment of distributions was 0.63%.
Our estimated gross portfolio yield may be higher than a stockholder’s yield on an investment in shares of our common stock. Our estimated gross portfolio yield does not reflect operating expenses that may be incurred by us. In addition, our estimated gross portfolio yield and total return figures disclosed above do not consider the effect of any selling commissions or charges that may have been incurred in connection with the sale of shares of our common stock. Our estimated gross portfolio yield, total return and annualized distribution rate to stockholders do not represent actual investment returns to stockholders, are subject to change and, in the future, may be greater or less than the rates set forth above. See the section entitled “Risk Factors” for a discussion of the uncertainties, risks and assumptions associated with these statements. See footnote 4 to the table included in “Selected Financial Data” for information regarding the calculation of total return.

The following is our investment portfolio as of March 31, 2018:
Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Senior Secured Loans—First Lien—39.1%
Actian Corp.		Software & Services	L+786	1.0%	6/30/22	$1,524	$1,524	$1,561
AG Group Merger Sub, Inc.		Commercial & Professional Services	L+750	1.0%	12/29/23	8,894	8,894	9,017
All Systems Holding LLC		Commercial & Professional Services	L+767	1.0%	10/31/23	3,341	3,341	3,391
American Bath Group, LLC		Capital Goods	L+525	1.0%	9/30/23	2,962	2,951	2,999
AVF Parent, LLC		Retailing	L+725	1.3%	3/1/24	14,121	14,121	14,133
Borden Dairy Co.		Food, Beverage & Tobacco	L+789	1.0%	7/6/23	4,375	4,375	4,413
Casablanca US Holdings Inc.		Consumer Services	L+475	1.0%	3/29/24	2,456	2,402	2,481
CSafe Acquisition Co., Inc.	(e)	Capital Goods	L+725	1.0%	11/1/21	261	261	255
CSafe Acquisition Co., Inc.		Capital Goods	L+725	1.0%	10/31/23	2,249	2,249	2,199
CSafe Acquisition Co., Inc.	(e)	Capital Goods	L+725	1.0%	10/31/23	943	943	921
Dade Paper & Bag, LLC		Capital Goods	L+700	1.0%	6/10/24	425	425	426
Dade Paper & Bag, LLC		Capital Goods	L+750	1.0%	6/10/24	3,336	3,336	3,423
Empire Today, LLC		Retailing	L+800	1.0%	11/17/22	2,963	2,963	2,992
FullBeauty Brands Holdings Corp.		Consumer Durables & Apparel	L+800	1.0%	10/14/20	7,000	7,000	6,930
Hudson Technologies Co.	(g)	Commercial & Professional Services	L+725	1.0%	10/10/23	5,692	5,692	5,728
Hudson Technologies Co.	(e)(g)	Commercial & Professional Services	L+725	1.0%	10/10/23	1,359	1,359	1,367
Icynene U.S. Acquisition Corp.	(g)	Capital Goods	L+700	1.0%	11/30/24	6,983	6,983	7,048
JSS Holdings, Inc.		Capital Goods	L+800, 0.0% PIK (2.5% Max PIK)	1.0%	3/31/23	9,950	9,863	10,162
JSS Holdings, Inc.	(e)	Capital Goods	L+800, 0.0% PIK (2.5% Max PIK)	1.0%	3/31/23	1,818	1,818	1,857
Kodiak BP, LLC		Capital Goods	L+725	1.0%	12/1/24	10,515	10,515	10,463
Kodiak BP, LLC	(e)	Capital Goods	L+725	1.0%	12/1/24	3,030	3,030	3,015
North Haven Cadence Buyer, Inc.	(e)	Consumer Services	L+500	1.0%	9/2/21	188	187	187
North Haven Cadence Buyer, Inc.		Consumer Services	L+809	1.0%	9/2/22	5,766	5,766	5,875
North Haven Cadence Buyer, Inc.	(e)	Consumer Services	L+750	1.0%	9/2/22	479	479	488
Power Distribution, Inc.		Capital Goods	L+725	1.3%	1/25/23	4,975	4,976	5,062
Propulsion Acquisition, LLC		Commercial & Professional Services	L+600	1.0%	7/13/21	8,345	8,242	8,262
Safariland, LLC		Capital Goods	L+768	1.1%	11/18/23	4,766	4,766	4,450
Safariland, LLC	(e)	Capital Goods	L+725	1.1%	11/18/23	1,285	1,285	1,200
Sequel Youth and Family Services, LLC		Health Care Equipment & Services	L+775	1.0%	9/1/22	8,232	8,232	8,314
Sequel Youth and Family Services, LLC	(e)	Health Care Equipment & Services	L+700	1.0%	9/1/22	412	412	416
SSC (Lux) Limited S.à r.l.	(g)	Health Care Equipment & Services	L+750	1.0%	9/10/24	4,545	4,545	4,631
Strike, LLC		Energy	L+800	1.0%	5/30/19	305	302	307
Trace3, LLC		Software & Services	L+775	1.0%	6/6/23	3,105	3,105	3,116
USI Senior Holdings, Inc.		Capital Goods	L+778	1.0%	1/5/22	5,787	5,787	5,917
Westbridge Technologies, Inc.		Software & Services	L+850	1.0%	4/28/23	$2,944	$2,892	$2,947
York Risk Services Holding Corp.		Insurance	L+375	1.0%	10/1/21	987	981	969
Total Senior Secured Loans—First Lien							146,002	146,922

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Unfunded Loan Commitments							(9,774)	(9,774)
Net Senior Secured Loans—First Lien							136,228	137,148
Senior Secured Loans—Second Lien—7.7%
Chisholm Oil and Gas Operating, LLC		Energy	L+800	1.0%	3/21/24	6,000	6,000	5,998
JW Aluminum Co.		Materials	L+850	0.8%	11/17/20	778	777	782
LBM Borrower, LLC		Capital Goods	L+925	1.0%	8/20/23	2,427	2,381	2,440
LTI Holdings, Inc.		Materials	L+875	1.0%	5/16/25	3,000	2,946	3,045
TKC Holdings, Inc.		Retailing	L+800	1.0%	2/1/24	8,500	8,487	8,604
TravelCLICK, Inc.		Software & Services	L+775	1.0%	11/6/21	6,009	6,025	6,022
Total Senior Secured Loans—Second Lien							26,616	26,891
Senior Secured Bonds—5.5%
AssuredPartners, Inc.	(f)	Insurance	7.0%		8/15/25	5,682	5,682	5,656
Avantor, Inc.	(f)	Materials	6.0%		10/1/24	1,282	1,282	1,276
Black Swan Energy Ltd.	(g)	Energy	9.0%		1/20/24	1,334	1,334	1,304
CSVC Acquisition Corp.	(f)	Diversified Financials	7.8%		6/15/25	9,183	9,183	7,932
Velvet Energy Ltd.	(g)	Energy	9.0%		10/5/23	3,000	3,000	2,988
Total Senior Secured Bonds							20,481	19,156
Subordinated Debt—19.5%
Ascent Resources Utica Holdings, LLC	(f)	Energy	10.0%		4/1/22	10,000	10,000	10,838
Avantor, Inc.	(f)	Materials	9.0%		10/1/25	12,500	12,502	12,258
CEC Entertainment, Inc.	(f)	Consumer Services	8.0%		2/15/22	7,297	6,930	6,540
Coveris Holdings S.A.	(f)(g)	Materials	7.9%		11/1/19	14,529	14,458	14,583
Exterran Energy Solutions, L.P.	(f)(g)	Capital Goods	8.1%		5/1/25	5,143	5,143	5,453
Great Lakes Dredge & Dock Corp.	(f)(g)	Capital Goods	8.0%		5/15/22	7,000	7,000	7,193
P.F. Chang’s China Bistro, Inc.	(f)	Consumer Services	10.3%		6/30/20	4,000	3,687	3,165
S1 Blocker Buyer Inc.		Commercial & Professional Services	10.0% PIK (10.0% Max PIK)		10/31/22	8	8	9
York Risk Services Holding Corp.	(f)	Insurance	8.5%		10/1/22	8,695	8,266	8,171
Total Subordinated Debt							67,994	68,210

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Number of Shares	Cost	Fair Value(d)
Equity/Other—1.3%
ASG Everglades Holdings, Inc., Warrants	(h)	Software & Services			6/27/22	12,081	$344	$371
Chisholm Oil and Gas, LLC, Series A Units	(h)(i)	Energy				70,947	71	71
CSF Group Holdings, Inc., Common Equity	(h)	Capital Goods				17,400	18	12
Escape Velocity Holdings, Inc., Common Equity	(h)	Software & Services				1,545	15	29
H.I.G. Empire Holdco, Inc., Common Equity	(h)	Retailing				14	41	40
JSS Holdco, LLC, Net Profits Interest	(h)	Capital Goods				—	—	45
JW Aluminum Co., Common Equity	(h)	Materials				18	—	—
JW Aluminum Co., Preferred Equity		Materials	12.5% PIK		11/17/25	888	3,317	3,257
North Haven Cadence TopCo, LLC, Common Equity	(h)	Consumer Services				208,333	208	344
PDI Parent LLC, Common Equity	(h)	Capital Goods				230,769	231	231
S1 Blocker Buyer Inc., Common Equity		Commercial & Professional Services				4	39	65
SSC Holdco Limited, Common Equity	(g)(h)	Health Care Equipment & Services				11,364	227	231
Total Equity/Other							4,511	4,696
TOTAL INVESTMENTS—73.1%							$255,830	256,101
OTHER ASSETS IN EXCESS OF LIABILITIES—26.9%								94,267
NET ASSETS—100.0%								$350,368

Total Return Swap		Notional Amount	Unrealized Appreciation
Citibank TRS Facility (Note 8)	(g)	$151,137	$748

(a)
Security may be an obligation of one or more entities affiliated with the named company.

(b)
Certain variable rate securities in the Company’s portfolio bear interest at a rate determined by a publicly disclosed base rate plus a basis point spread. As of March 31, 2018, the three-month London Interbank Offered Rate, or LIBOR, or “L,” was 2.31%. PIK means paid-in-kind.

(c)
Denominated in U.S. dollars unless otherwise noted.

(d)
Investments classified as Level 3 in the Company’s fair value hierarchy whereby fair value was determined by the Company’s board of directors, unless otherwise noted (see Note 7).

(e)
Security is an unfunded commitment. The stated rate reflects the spread disclosed at the time of commitment and may not indicate the actual rate received upon funding.

(f)
Security or portion thereof held within Broomall Funding LLC and is pledged as collateral supporting the amounts outstanding under the prime brokerage facility with BNP Paribas Prime Brokerage, Inc., or BNP. Securities held within Broomall Funding LLC may be rehypothecated from time to time as permitted under Rule 15c-1(a)(1) of the Securities Exchange Act of 1934, as amended, or the Exchange Act, subject to the terms and conditions governing the prime brokerage facility with BNP (see Note 8).

(g)
The investment is not a qualifying asset under the Investment Company Act of 1940, as amended, or the 1940 Act. A business development company may not acquire any asset other than qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. As of March 31, 2018, 86.3% of the Company’s total assets represented qualifying assets. In addition, as described in Note 8, the Company also calculates its compliance with the qualifying asset test on a “look through” basis by disregarding the value of the Company’s total return swap and treating each loan underlying the total return swap as either a qualifying asset or non-qualifying asset based on whether the obligor is an eligible portfolio company. On this basis, 87.2% of the Company’s total assets represented qualifying assets as of March 31, 2018.

(h)
Security is non-income producing.

(i)
Security held within FSIC IV Investments, LLC, a wholly-owned subsidiary of the Company.

Capital Contributions by FSIC IV Advisor
In February 2015, Michael C. Forman, the principal of FSIC IV Advisor, contributed $200,000, which was used in its entirety to purchase 20,000 shares of Class T common stock at $10.00 per share.
As of February 28, 2017, we issued an aggregate of 845,749 shares of Class T common stock for aggregate gross proceeds of approximately $8.8 million, to the principal of FSIC IV Advisor, members of our board of directors and other individuals and entities affiliated with FSIC IV Advisor, including shares of Class T common stock sold to Mr. Forman in February 2015.
Distributions
Our first distribution was declared for Class T stockholders of record as of January 12, 2016. Subject to applicable legal restrictions and the sole discretion of our board of directors, we currently intend to declare regular cash distributions on a weekly basis and pay such distributions on a monthly basis for each share class. We will calculate each stockholder’s specific distribution amount for the period using record and declaration dates and each stockholder’s distributions will begin to accrue on the date we accept such stockholder’s subscription for shares of our common stock. The per share amount of distributions on Class A, Class I, Class M and Class T-2 shares will differ because of different allocations of class-specific expenses. In addition, the distribution fee for Class M and Class T-2 shares is different. From time to time, we may also pay special interim distributions in the form of cash or shares of our common stock at the discretion of our board of directors. The timing and amount of any future distributions to stockholders are subject to applicable legal restrictions and the sole discretion of our board of directors.
We may fund our cash distributions to stockholders from any sources of funds legally available to us, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets, dividends or other distributions paid to us on account of preferred and common equity investments in portfolio companies and expense reimbursements from the Advisor. We have not established limits on the amount of funds we may use from available sources to make distributions. There can be no assurance that we will be able to pay distributions at a specific rate or at all.
Pursuant to the expense reimbursement agreement, the Advisor has agreed to reimburse us for expenses in an amount that is sufficient to ensure that no portion of our distributions to stockholders will be paid from our offering proceeds or borrowings. Historically, pursuant to the previous expense reimbursement agreement, FS Investments agreed to reimburse us for expenses in an amount that was sufficient to ensure that no portion of our distributions to stockholders was paid from our offering proceeds or borrowings. For a period of time following commencement of this offering, which time period may be significant, substantial portions of our distributions have been funded through the reimbursement of certain expenses by FS Investments and its affiliates, including through the waiver of certain investment advisory fees by FSIC IV Advisor, and may in the future be funded through reimbursement of certain expenses by the Advisor and its affiliates, including through the waiver of certain investment advisory fees by the Advisor, in each case that are subject to repayment by us within three years. Any such distributions funded through expense reimbursements or waivers of advisory fees were not based on our investment performance, and can only be sustained if we achieve positive investment performance in future periods and/or the Advisor continues to make such reimbursements or waivers of such fees. Our future repayment of amounts reimbursed or waived by FS Investments, the Advisor or their respective affiliates, as applicable, will reduce the distributions that stockholders would otherwise receive in the future. There can be no assurance that we will achieve the performance necessary to be able to pay distributions at a specific rate or at all. The Advisor has no obligation to waive advisory fees or otherwise reimburse expenses in future periods.
During certain periods, our distributions may exceed our earnings, especially during the period before we have substantially invested the proceeds from our continuous public offering of our common stock. As a result, it is possible that a portion of the distributions we make will represent a return of capital. A return of capital generally is a return of a stockholder’s investment rather than a return of earnings or gains derived from our investment activities and will be made after deducting the fees and expenses payable in connection with our continuous public offering, including any fees payable to the Advisor. Each year a statement on Form 1099-DIV identifying the sources of the distributions will be mailed to our stockholders subject to information reporting. See “Material U.S. Federal Income Tax Considerations.” If FS Investments had not reimbursed certain of our expenses, 15% of the aggregate amount of distributions paid during the year ended December 31, 2016 would have been funded from offering proceeds or borrowings.”
We intend to continue to make our regular distributions in the form of cash, out of assets legally available for distribution, unless stockholders elect to receive their distributions in additional shares of our common stock under our distribution reinvestment plan. Any distributions reinvested under the plan will nevertheless remain taxable to a U.S. stockholder. See “Distributions” for the cash distributions declared and paid on our common stock.
About the Advisor
The Advisor is a Delaware limited liability company, located at 201 Rouse Boulevard, Philadelphia, PA 19112, registered as an investment adviser with the SEC under the Advisers Act. The Advisor is jointly operated by an affiliate of FS Investments and by KKR Credit. Our chairman and chief executive officer, Michael C. Forman, serves as the Advisor’s chairman and chief executive officer, and Todd C. Builione, our president, serves as the Advisor’s president. See “Risk Factors — Risks Related to the Advisor and Its Affiliates” and “Certain Relationships and Related Party Transactions.”
In addition to managing our investments, the Advisor also currently manages the following entities through affiliated investment advisers:
Name	Entity	Investment Focus	Gross Assets(1)
FS Investment Corporation	BDC	Primarily invests in senior secured loans, second lien secured loans and, to a lesser extent, subordinated loans of private U.S. companies.	$4,057,505
FS Investment Corporation II	BDC	Primarily invests in senior secured loans, second lien secured loans and, to a lesser extent, subordinated loans of private U.S. companies.	$4,983,628
FS Investment Corporation III	BDC	Primarily invests in senior secured loans, second lien secured loans and, to a lesser extent, subordinated loans of private U.S. companies.	$3,773,388
Corporate Capital Trust, Inc.	BDC	Primarily invests in senior secured loans and second lien secured loans, and to a lesser extent, subordinated loans of private U.S. companies.	$4,277,917
Corporate Capital Trust II	BDC	Primarily invests in senior secured loans and second lien secured loans, and to a lesser extent, subordinated loans of private U.S. companies.	$184,458

(1)
As of March 31, 2018. Gross assets equals total assets set forth on each respective entity’s consolidated balance sheet.

The Advisor’s senior management team has significant experience in private lending and private equity investing, and has developed an expertise in using all levels of a firm’s capital structure to produce income-generating investments, while focusing on risk management. The team also has extensive knowledge of the managerial, operational and regulatory requirements of publicly registered alternative asset entities, such as BDCs. We believe that the active and ongoing participation by FS Investments,

KKR Credit and their respective affiliates in the credit markets, and the depth of experience and disciplined investment approach of the Advisor’s management team, will allow the Advisor to successfully execute our investment strategies. See “Management” for biographical information regarding the Advisor’s senior management team.
Our board of directors, including a majority of independent directors, oversees and monitors our investment performance, and beginning with the second anniversary of the effective date of the investment advisory and administrative services agreement will review the investment advisory and administrative services agreement to determine, among other things, whether the fees payable under such agreement are reasonable in light of the services provided. See “Investment Advisory and Administrative Services Agreement” for more information, including information regarding the termination provisions of the investment advisory and administrative services agreement.
About FS Investments
FS Investments is a leading asset manager dedicated to helping individuals, financial professionals and institutions design better portfolios. The firm provides access to alternative sources of income and growth and focuses on setting the industry standards for investor protection, education and transparency.
FS Investments is headquartered in Philadelphia with offices in New York, NY, Orlando, FL and Washington, D.C. The firm had more than $[•] billion in assets under management as of March 31, 2018.
About KKR Credit
KKR Credit is a Delaware limited liability company, located at 555 California Street, 50th Floor, San Francisco, CA 94104, registered as an investment adviser with the SEC under the Advisers Act. It had over $45 billion of assets under management as of March 31, 2018 across investment funds, structured finance vehicles, specialty finance companies and separately managed accounts that invest capital in both liquid and illiquid credit strategies on behalf of some of the largest public and private pension plans, global financial institutions, university endowments and other institutional and public market investors. Its investment professionals utilize an industry and thematic approach to investing and benefit from access, where appropriate, to the broader resources and intellectual capital of KKR & Co.
KKR Credit is a subsidiary of KKR & Co., a leading global investment firm with over $176 billion in assets under management as of March 31, 2018 that manages investments across multiple asset classes including private equity, energy, infrastructure, real estate and credit, with strategic manager partnerships that manage hedge funds. KKR & Co. aims to generate attractive investment returns for its fund investors by following a patient and disciplined investment approach, employing world-class people, and driving growth and value creation with its portfolio companies. KKR & Co. invests its own capital alongside the capital it manages for fund investors and provides financing solutions and investment opportunities through its capital markets business.
Potential Market Opportunity
We believe that there are and will continue to be significant investment opportunities in the senior secured and second lien secured loan asset class, as well as investments in debt securities of middle market companies.
Attractive Opportunities in Senior Secured and Second Lien Secured Loans
We believe that opportunities in senior secured and second lien secured loans are significant because of the variable rate structure of most senior secured debt issues and because of the strong defensive characteristics of this investment class. Given current market conditions, we believe that debt issues with variable interest rates often offer a superior return profile to fixed-rate securities, since variable interest rate structures are generally less susceptible to declines in value experienced by fixed-rate securities in a rising interest rate environment.

Senior secured debt also provides strong defensive characteristics. Because this debt has priority in payment among an issuer’s security holders (i.e., holders are due to receive payment before junior creditors and equityholders), they carry the least potential risk among investments in the issuer’s capital structure. Further, these investments are secured by the issuer’s assets, which may be seized in the event of a default, if necessary. They generally also carry restrictive covenants aimed at ensuring repayment before junior creditors, such as most types of unsecured bondholders, and other security holders and preserving collateral to protect against credit deterioration.
The chart below illustrates examples of the collateral used to secure senior secured and second lien secured debt.
Source: Moody’s
Opportunity in Middle Market Private Companies
In addition to investing in senior secured and second lien secured loans generally, we believe that the market for lending to private companies, particularly middle market private companies within the United States, is underserved and presents a compelling investment opportunity. We believe that the following characteristics support our belief:
Large Target Market
According to The U.S. Census Bureau, in its 2012 economic census, there were approximately 42,600 middle market companies in the United States with annual revenue between $50 million and $2.5 billion, compared with approximately 1,350 companies with revenues greater than $2.5 billion. These middle market companies represent, we believe, a significant portion of the growth segment of the U.S. economy and often require substantial capital investment to grow their businesses. Middle market companies have generated a significant number of investment opportunities for investment programs managed by our affiliates over the past several years, and we believe that this market segment will continue to produce significant investment opportunities for us.
Limited Investment Competition
Despite the size of the market, we believe that regulatory changes and other factors have diminished the role of traditional financial institutions and certain other capital providers in providing financing to middle market companies. As tracked by S&P Capital IQ LCD, U.S. banks’ share of senior secured loans to middle market companies represented approximately just 1% of overall middle market loan volume in 2017, down from 6% in 2016 and nearly 20% in 2011. However, the continuation of this trend is uncertain as a result of the potentially changing regulatory landscape.
In addition, regulatory uncertainty regarding CLOs may limit financing available to middle market companies. Risk retention and certain limitations placed on some banks’ ability to hold CLO securities may also inhibit future CLO creation and future lending to middle market companies. CLOs represented

62.3% of the institutional investor base for broadly syndicated loans in 2016, as tracked by S&P Capital IQ LCD, and any decline in the formation of new CLOs will likely have broad implications for the senior secured loan marketplace and for middle market borrowers.
We also believe that lending and originating new loans to middle market companies, which are often private, generally requires a greater dedication of the lender’s time and resources compared to lending to larger companies, due in part to the smaller size of each investment and the often fragmented nature of information available from these companies. Further, many investment firms lack the breadth and scale necessary to identify investment opportunities, particularly in regards to directly originated investments in middle market companies, and thus we believe that attractive investment opportunities are often overlooked. In addition, middle market companies may require more active monitoring and participation on the lender’s part. We believe that many large financial organizations, which often have relatively high cost structures, are not suited to deal with these factors and instead emphasize services and transactions to larger corporate clients with a consequent reduction in the availability of financing to middle market companies.
Attractive Market Segment
We believe that the underserved nature of such a large segment of the market can at times create a significant opportunity for investment. In many environments, we believe that middle market companies are more likely to offer attractive economics in terms of transaction pricing, up-front and ongoing fees, prepayment penalties and security features in the form of stricter covenants and quality collateral than loans to larger companies. In addition, as compared to larger companies, middle market companies often have simpler capital structures and carry less leverage, thus aiding the structuring and negotiation process and allowing us greater flexibility in structuring favorable transactions. We believe that these factors will result in advantageous conditions in which to pursue our investment objectives of generating current income and, to a lesser extent, long-term capital appreciation.
Characteristics of and Risks Related to Investments in Private Companies
We invest primarily in the debt of private middle market U.S. companies. Investments in private companies pose significantly greater risks than investments in public companies. First, private companies have reduced access to the capital markets, resulting in diminished capital resources and ability to withstand financial distress. As a result, these companies, which may present greater credit risk than public companies, may be unable to meet the obligations under their debt securities that we hold. Second, the investments themselves may often be illiquid. The securities of many of the companies in which we invest are not publicly traded or actively traded on the secondary market and are, instead, traded on a privately negotiated over-the-counter secondary market for institutional investors. In addition, our directly originated investments generally will not be traded on any secondary market and a trading market for such investments may not develop. These securities may also be subject to legal and other restrictions on resale. As such, we may have difficulty exiting an investment promptly or at a desired price prior to maturity or outside of a normal amortization schedule. These investments may also be difficult to value because little public information generally exists about private companies, requiring an experienced due diligence team to analyze and value the potential portfolio company. Finally, these companies often may not have third-party debt ratings or audited financial statements. We must therefore rely on the ability of the Advisor to obtain adequate information through its due diligence efforts to evaluate the creditworthiness of, and risks involved in, investing in these companies, and to determine the optimal time to exit an investment. These companies and their financial information will also generally not be subject to the Sarbanes-Oxley Act and other rules and regulations that govern public companies that are designed to protect investors. See “Risk Factors — Risks Related to Our Investments — An investment strategy focused primarily on privately held companies presents certain challenges, including the lack of available information about these companies.”
Investment Strategy
Our principal focus is to invest in senior secured and second lien secured loans of private middle market U.S. companies, and to a lesser extent, subordinated loans of private U.S. companies.

Although we do not expect a significant portion of our portfolio to be comprised of subordinated loans, there is no limit on the amount of such loans in which we may invest. We may purchase interests in loans or make other debt investments, including investments in senior secured bonds, through secondary market transactions in the “over-the-counter” market or directly from our target companies. In connection with our debt investments, we may on occasion receive equity interests such as warrants or options as additional consideration. We may also purchase or otherwise acquire minority interests in the form of common or preferred equity or equity-related securities, such as rights and warrants that may be converted into or exchanged for common stock or other equity or the cash value of common stock or other equity, in our target companies, generally in conjunction with one of our debt investments or through a co-investment with a financial sponsor, such as an institutional investor or private equity firm. In addition, a portion of our portfolio may be comprised of corporate bonds, CLOs, other debt securities and derivatives, including total return swaps and credit default swaps. The Advisor will seek to tailor our investment focus as market conditions evolve. Depending on market conditions, we may increase or decrease our exposure to less senior portions of the capital structure or make opportunistic investments, such as where the market price of loans, bonds or other securities investments reflects a lower value than deemed warranted by our fundamental analysis, which we believe may occur due to general dislocations in the markets, a misunderstanding by the market of a particular company or an industry being out of favor with the broader investment community and may include event driven investments, anchor orders (i.e., opportunities that are originated and then syndicated by a commercial or investment bank but where we provide a capital commitment significantly above the average syndicate participant) and CLOs. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Overview” for additional information about opportunistic investments. We expect that our investments will generally range between $5 million and $150 million each, although investments may vary proportionately as the size of our capital base changes and will ultimately be at the discretion of the Advisor, subject to oversight by our board of directors.
When identifying prospective portfolio companies, we focus primarily on the attributes set forth below, which we believe will help us generate higher total returns with an acceptable level of risk. While these criteria provide general guidelines for our investment decisions, we caution investors that, if we believe the benefits of investing are sufficiently strong, not all of these criteria necessarily will be met by each prospective portfolio company in which we choose to invest. These attributes are:
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Leading, Defensible Market Positions.   We seek to invest in companies that have developed strong positions within their respective markets and exhibit the potential to maintain sufficient cash flows and profitability to service our debt in a range of economic environments. We seek companies that can protect their competitive advantages through scale, scope, customer loyalty, product pricing or product quality versus their competitors, thereby minimizing business risk and protecting profitability.

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Investing in Stable Companies With Positive Cash Flow.   We seek to invest in established, stable companies with strong profitability and cash flows. Such companies, we believe, are well-positioned to maintain consistent cash flow to service and repay our loans and maintain growth in their businesses or market share. We do not intend to invest to any significant degree in start-up companies, turnaround situations or companies with speculative business plans.

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Proven Management Teams.   We focus on companies that have experienced management teams with an established track record of success. We will typically prefer our portfolio companies to have proper incentives in place, which may include non-cash and performance-based compensation, to align management’s goals with ours.

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Private Equity Sponsorship.   Often, we seek to participate in transactions sponsored by what we believe to be sophisticated and seasoned private equity firms. The Advisor’s management team believes that a private equity sponsor’s willingness to invest significant sums of equity capital into a company is an endorsement of the quality of the investment. Further, by co-investing with such experienced private equity firms which commit significant sums of equity capital ranking junior in priority of payment to our debt investments, we may benefit from the due diligence review performed by the private equity firm, in addition to our own due diligence review. Further, strong private equity sponsors with significant investments at risk have the ability and a strong incentive to contribute additional capital in difficult economic times should operational or financial issues arise, which could provide additional protections for our investments.
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Allocation Among Various Issuers and Industries.   We seek to allocate our portfolio broadly among issuers and industries, thereby attempting to reduce the risk of a downturn in any one company or industry having a disproportionate adverse impact on the value of our portfolio.

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Viable Exit Strategy.   While we attempt to invest in securities that may be sold in a privately negotiated over-the-counter market, providing us a means by which we may exit our positions, we expect that a large portion of our portfolio may not be sold on this secondary market. For any investments that are not able to be sold within this market, we focus primarily on investing in companies whose business models and growth prospects offer attractive exit possibilities, including repayment of our investments, an initial public offering of equity securities, a merger, a sale or a recapitalization, in each case with the potential for capital gains.

Potential Competitive Strengths
We believe that we offer investors the following potential competitive strengths:
Global Platform with Seasoned Investment Professionals.   We believe that the breadth and depth of the experience of the Advisor’s senior management team, which is dedicated to sourcing, structuring, executing, monitoring and harvesting a broad range of private investments will provide us with a significant competitive advantage in sourcing and analyzing what we believe to be attractive investment opportunities.
Long-Term Investment Horizon.   Our long-term investment horizon gives us great flexibility, which we believe allows us to maximize returns on our investments. Unlike most private equity and venture capital funds, as well as many private debt funds, we are not be required to return capital to our stockholders once we exit a portfolio investment. We believe that freedom from such capital return requirements, which allows us to invest using a longer-term focus, provides us with the opportunity to increase total returns on invested capital, compared to other private company investment vehicles.
Disciplined, Income-Oriented Investment Philosophy.   The Advisor employs a defensive investment approach focused on long-term credit performance and principal protection. This investment approach involves a multi-stage selection process for each investment opportunity, as well as ongoing monitoring of each investment made, with particular emphasis on early detection of deteriorating credit conditions at portfolio companies which would result in adverse portfolio developments. This strategy is designed to maximize current income and minimize the risk of capital loss while maintaining the potential for long-term capital appreciation.
Investment Expertise Across All Levels of the Corporate Capital Structure.   The Advisor believes that its broad expertise and experience investing at all levels of a company’s capital structure enable us to manage risk while affording us the opportunity for significant returns on our investments. We attempt to capitalize on this expertise in an effort to produce and maintain an investment portfolio that will perform in a broad range of economic conditions.
International Capital Markets Capabilities.   The Advisor leverages the intellectual capital, industry experience and global network of KKR & Co.’s Capital Markets team to support the origination of new private credit investment opportunities. Through KKR & Co.’s Capital Markets franchise, the Advisor will benefit from expanded sources of deal flow, real-time market intelligence on pricing trends and continuous dialogue with issuers and sponsors to provide holistic financing solutions to current and prospective portfolio companies. In addition, KKR & Co.’s Capital Markets franchise gives us the ability to access and originate larger transactions and enhances the Advisor’s ability to manage risk.
Ability to Create Bespoke Financing Solutions through Principal Finance.   The Advisor believes that there is an expansive and growing opportunity to create customized solutions in underserved and mispriced asset classes across the aircraft, consumer finance, real estate and auto & equipment finance sectors. Through KKR Credit’s Principal Finance strategy, the Advisor will seek to identify investments with strong collateral protection, a low correlation to the broader markets and equity-like upside potential.
Operating and Regulatory Structure
Our investment activities are managed by the Advisor and supervised by our board of directors, a majority of whom are independent. Under the investment advisory and administrative services agreement, we have agreed to pay the Advisor an annual base management fee based on the average weekly value of our gross assets and an incentive fee based on our performance. See “Investment Advisory and Administrative Services Agreement” for a description of the fees which we pay to the Advisor. From time to time, the Advisor may enter into sub-advisory relationships with registered investment advisers that possess skills or attributes that the Advisor believes will aid it in achieving our investment objectives.
The Advisor oversees our day-to-day operations, including the provision of general ledger accounting, fund accounting, legal services, investor relations and other administrative services. The Advisor also performs, or oversees the performance of, our corporate operations and required administrative services, which includes being responsible for the financial records that we are required to maintain and preparing reports for our stockholders and reports filed with the SEC. In addition, the Advisor assists us in calculating our net asset value, overseeing the preparation and filing of tax returns and the printing and dissemination of reports to our stockholders, and generally overseeing the payment of our expenses and the performance of administrative and professional services rendered to us by others.
We reimburse the Advisor for expenses necessary to perform services related to our administration and operations, including the Advisor’s allocable portion of the compensation and related expenses of certain personnel of FS Investments and KKR Credit providing administrative services to us on behalf of the Advisor. The amount of this reimbursement is set at the lesser of  (1) the Advisor’s actual costs incurred in providing such services and (2) the amount that we estimate we would be required to pay alternative service providers for comparable services in the same geographic location. The Advisor is required to allocate the cost of such services to us based on factors such as assets, revenues, time allocations and/or other reasonable metrics consistent with past practice (but solely to the extent such past practice is not inconsistent with the policies of the Advisor). Our board of directors reviews the methodology employed in determining how the expenses are allocated to us and the proposed allocation of administrative expenses among us and certain affiliates of the Advisor. Our board of directors then assesses the reasonableness of such reimbursements for expenses allocated to us based on the breadth, depth and quality of such services as compared to the estimated cost to us of obtaining similar services from third-party service providers known to be available. In addition, our board of directors considers whether any single third-party service provider would be capable of providing all such services at comparable cost and quality. Finally, our board of directors, among other things, compares the total amount paid to the Advisor for such services as a percentage of our net assets to the same ratio as reported by other comparable BDCs. We do not reimburse the Advisor for any services for which it receives a separate fee, or for rent, depreciation, utilities, capital equipment or other administrative items allocated to a controlling person of the Advisor.
We have also contracted with State Street to provide various accounting and administrative services, including, but not limited to, preparing preliminary financial information for review by the Advisor, preparing and monitoring expense budgets, maintaining accounting and corporate books and records, processing trade information provided by us and performing testing with respect to RIC compliance.
As a BDC, we are required to comply with certain regulatory requirements. Also, while we will be permitted to finance investments using debt, our ability to use debt will be limited in certain significant respects pursuant to the 1940 Act. Within the limits of existing regulation, we will adjust our use of debt, according to market conditions, to the level we believe will allow us to generate maximum risk-adjusted returns. We have elected to be treated for U.S. federal income tax purposes, and intend to qualify annually, as a RIC under Subchapter M of the Code.
Investment Types
We focus primarily on investments in senior secured loans and second lien secured loans of private middle market U.S. companies and, to a lesser extent, subordinated loans of private U.S. companies.

Although we do not expect that a significant portion of our portfolio will be comprised of subordinated loans, there is no limit on the amount of such loans in which we may invest. We may purchase interests in loans or make other debt investments, including investments in senior secured bonds, through secondary market transactions in the “over-the-counter” market or directly from our target companies as primary market or directly originated investments. In connection with our debt investments, we may on occasion receive equity interests such as warrants or options as additional consideration. We may also purchase or otherwise acquire minority interests in the form of common or preferred equity or equity-related securities, such as rights and warrants that may be converted into or exchanged for common stock or other equity or the cash value of common stock or other equity, in our target companies, generally in conjunction with one of our debt investments or through a co-investment with a financial sponsor, such as an institutional investor or private equity firm. In addition, a portion of our portfolio may be comprised of corporate bonds, other debt securities and derivatives, including total return swaps and credit default swaps. The Advisor will seek to tailor our investment focus as market conditions evolve. Depending on market conditions, we may increase or decrease our exposure to less senior portions of the capital structure, where returns tend to be stronger in a more stable or growing economy, but less secure in weak economic environments. Below is a diagram illustrating where these investments lie in a typical portfolio company’s capital structure. Senior secured debt is situated at the top of the capital structure and typically has the first claim on the assets and cash flows of the company, followed by second lien secured debt, subordinated debt, preferred equity and, finally, common equity. Due to this priority of cash flows, an investment’s risk increases as it moves further down the capital structure. Investors are usually compensated for this risk associated with junior status in the form of higher returns, either through higher interest payments or potentially higher capital appreciation. We rely on the Advisor’s experience to structure investments, possibly using all levels of the capital structure, which we believe will perform in a broad range of economic environments.
Typical Leveraged Capital Structure Diagram
Senior Secured Loans
Senior secured loans are situated at the top of the capital structure. Because these loans generally have priority in payment, they carry the least risk among all investments in a firm. Generally, our senior secured loans are expected to have maturities of three to seven years, offer some form of amortization, and have first priority security interests in the assets of the borrower. Generally, we expect that the interest rate on our senior secured loans typically will have variable rates ranging between 6.0% and 10.0% over a standard benchmark, such as the prime rate or LIBOR.
Second Lien Secured Loans
Second lien secured loans are immediately junior to senior secured loans and have substantially the same maturities, collateral and covenant structures as senior secured loans. Second lien secured loans, however, are granted a second priority security interest in the assets of the borrower, which means that any realization of collateral will generally be applied to pay senior secured loans in full before second lien secured loans are paid and the value of the collateral may not be sufficient to repay in full both senior secured loans and second lien secured loans. In return for this junior ranking, second lien secured loans generally offer higher returns compared to senior secured debt. These higher returns come in the form of higher interest and in some cases the potential for equity participation through warrants, though to a lesser extent than with subordinated loans. Generally, we expect these loans to carry a fixed rate, or a floating current yield of 8.0% to 12.0% over a standard benchmark. In addition, we may receive additional returns from any warrants we may receive in connection with these investments.
Senior Secured Bonds
Senior secured bonds are generally secured by collateral on a senior, pari passu or junior basis with other debt instruments in an issuer’s capital structure and have similar maturities and covenant structures as senior secured loans. Generally, we expect these investments to carry a fixed rate of 7.0% to 14.0%.
Subordinated Debt
In addition to senior secured loans, second lien secured loans and senior secured bonds, we may invest a portion of our assets in subordinated debt. Subordinated debt investments usually rank junior in priority of payment to senior debt and are often unsecured, but are situated above preferred equity and common equity in the capital structure. In return for their junior status compared to senior debt, subordinated debt investments typically offer higher returns through both higher interest rates and possible equity ownership in the form of warrants, enabling the lender to participate in the capital appreciation of the borrower. These warrants typically require only a nominal cost to exercise. We intend to generally target subordinated debt with interest-only payments throughout the life of the security, with the principal due at maturity. Typically, subordinated debt investments have maturities of five to ten years. Generally, we expect these securities to carry a fixed rate or a floating current yield of 7.0% to 14.0% over a standard benchmark. In addition, we may receive additional returns from any warrants we may receive in connection with these investments. In some cases, a portion of the total interest may accrue or be PIK.
Equity and Equity-Related Securities
While we intend to maintain our focus on investments in debt securities, from time to time, when we see the potential for extraordinary gain, or in connection with securing particularly favorable terms in a debt investment, we may enter into non-control investments in preferred or common equity, typically in conjunction with a private equity sponsor we believe to be sophisticated and seasoned. In addition, we typically receive the right to make equity investments in a portfolio company whose debt securities we hold in connection with the next equity financing round for that company. This right will provide us with the opportunity to further enhance our returns over time through equity investments in our portfolio companies. In addition, we may hold equity-related securities, such as rights and warrants that may be converted into or exchanged for common stock or other equity or the cash value of common stock or other equity, generally obtained in conjunction with one of our debt investments or through a co-investment with a financial sponsor, such as an institutional investor or private equity firm. In the future, we may achieve liquidity through a merger or acquisition of a portfolio company, a public offering of a portfolio company’s stock or by exercising our right, if any, to require a portfolio company to repurchase the equity-related securities we hold. With respect to any preferred or common equity investments, we expect to target an annual investment return of at least 15%.
Non-U.S. Securities
We may invest in non-U.S. securities, which may include securities denominated in U.S. dollars or in non-U.S. currencies and securities of companies in emerging markets, to the extent permitted by the 1940 Act.

Collateralized Loan Obligations
We may invest in CLOs, which are a form of securitization where payments from multiple loans are pooled together. Investors may purchase one or more tranches of a CLO and each tranche typically reflects a different level of seniority in payment from the CLO.
Other Securities
We may also invest from time to time in derivatives, including total return swaps and credit default swaps. We anticipate that any use of derivatives would primarily be as a substitute for investing in conventional securities. Any use of derivatives may subject us to additional risks. See “Risk Factors — Risks Related to Our Investments — We may from time to time enter into credit default swaps or other derivative transactions which expose us to certain risks, including credit risk, market risk, liquidity risk and other risks similar to those associated with the use of leverage.” See also “Risk Factors — Risks Related to Our Investments — We have entered into a total return swap agreement which exposes us to certain risks, including market risk, liquidity risk and other risks similar to those associated with the use of leverage.”
Cash and Cash Equivalents
We may maintain a certain level of cash or equivalent instruments, including money market funds, to make follow-on investments, if necessary, in existing portfolio companies or to take advantage of new opportunities.
Comparison of Targeted Debt Investments to Corporate Bonds
Loans to private companies are debt instruments that can be compared to corporate bonds to aid an investor’s understanding. As with corporate bonds, loans to private companies can range in credit quality depending on security-specific factors, including total leverage, amount of leverage senior to the security in question, variability in the issuer’s cash flows, the quality of assets securing debt and the degree to which such assets cover the subject company’s debt obligations. As is the case in the corporate bond market, we will require greater returns for securities that we perceive to carry increased risk. The companies in which we invest may be leveraged, often as a result of leveraged buyouts or other recapitalization transactions, and, in many cases, will not be rated by national rating agencies. When our targeted debt investments do carry ratings from a NRSRO, we believe that such ratings generally will be below investment grade (rated lower than “Baa3” by Moody’s or lower than “BBB-” by S&P). To the extent we make unrated investments, we believe that such investments would likely receive similar ratings if they were to be examined by a NRSRO. Compared to below-investment grade corporate bonds that are typically available to the public, our targeted senior secured and second lien secured loan investments are higher in the capital structure, have priority in receiving payment, are secured by the issuer’s assets, allow the lender to seize collateral if necessary, and generally exhibit higher rates of recovery in the event of default. Corporate bonds, on the other hand, are often unsecured obligations of the issuer.
The market for loans to private companies possesses several key differences compared to the corporate bond market. For instance, due to a possible lack of debt ratings for certain middle market firms, and also due to the reduced availability of information for private companies, investors must conduct extensive due diligence investigations before committing to an investment. This intensive due diligence process gives the investor significant access to management, which is often not possible in the case of corporate bondholders, who rely on underwriters, debt rating agencies and publicly available information for due diligence reviews and monitoring of corporate issuers. While holding these investments, private debt investors often receive monthly or quarterly updates on the portfolio company’s financial performance, along with possible representation on the company’s board of directors, which allows the investor to take remedial action quickly if conditions happen to deteriorate. Due to reduced liquidity, the relative scarcity of capital and extensive due diligence and expertise required on the part of the investor, we believe that private debt securities typically offer higher returns than corporate bonds of equivalent credit quality.

Sources of Income
The primary means through which our stockholders will receive a return of value is through interest income, dividends and capital gains generated by our investments. In addition to these sources of income, we may receive fees paid by our portfolio companies, including one-time closing fees paid at the time each investment is made. Closing fees typically range from 1.0% to 2.0% of the purchase price of an investment. In addition, we may generate revenues in the form of non-recurring commitment, origination, structuring or diligence fees, fees for providing managerial assistance, consulting fees and performance-based fees.
Risk Management
We seek to limit the downside potential of our investment portfolio by:
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applying our investment strategy guidelines for portfolio investments;

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requiring a total return on investments (including both interest and potential appreciation) that adequately compensates us for credit risk;

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allocating our portfolio among various issuers and industries, size permitting, with an adequate number of companies, across different industries, with different types of collateral; and

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negotiating or seeking debt investments with covenants or features that protect us while affording portfolio companies flexibility in managing their businesses consistent with preservation of capital, which may include affirmative and negative covenants, default penalties, lien protection, change of control provisions and board rights.

We may also enter into interest rate hedging transactions at the sole discretion of the Advisor. Such transactions will enable us to selectively modify interest rate exposure as market conditions dictate.
Affirmative Covenants
Affirmative covenants require borrowers to take actions that are meant to ensure the solvency of the company, facilitate the lender’s monitoring of the borrower, and ensure payment of interest and loan principal due to lenders. Examples of affirmative covenants include covenants requiring the borrower to maintain adequate insurance, accounting and tax records, and to produce frequent financial reports for the benefit of the lender.
Negative Covenants
Negative covenants impose restrictions on the borrower and are meant to protect lenders from actions that the borrower may take that could harm the credit quality of the lender’s investments. Examples of negative covenants include restrictions on the payment of dividends and restrictions on the issuance of additional debt without the lender’s approval. In addition, certain covenants restrict a borrower’s activities by requiring it to meet certain earnings interest coverage ratio and leverage ratio requirements. These covenants are also referred to as financial or maintenance covenants.
Investment Process
The investment professionals employed by the Advisor have spent their careers developing the resources necessary to invest in private companies. Our transaction process is highlighted below.
Our Transaction Process

Sourcing
The relationships of the Advisor and its affiliates provide us with access to a robust and established pipeline of investment opportunities sourced from a variety of different investment channels, including private equity sponsors, non-sponsored corporates, financial advisors, banks, brokers and family offices. In addition, access to KKR & Co.’s Capital Markets and KKR Credit’s Principal Finance strategies provide us with additional origination opportunities.
Evaluation
Screening.   Once a potential investment has been identified, the Advisor screens the opportunity and makes a preliminary determination concerning whether to proceed with a more comprehensive deal-level due diligence review.
Pipeline/Risk Update.   Upon review of the full deal pipeline, the Advisor raises key risks and issues to determine whether or not an investment meets our basic investment criteria and offers an acceptable probability of attractive returns with identifiable downside risk. The objective is for the Advisor to identify a suitable and attractive opportunity for a more comprehensive due diligence review based on the facts and circumstances surrounding the investment.
Deal-level Q&A.   After an investment has been identified and preliminary due diligence has been completed, screening memos and a credit research analysis is prepared. These reports are reviewed by the Investment Committee to discuss key diligence and structuring issues. Following the Advisor’s review, the Investment Committee will complete any incremental due diligence prior to formal Investment Committee approval. Though each transaction may involve a somewhat different approach, the Advisor’s diligence of each opportunity could include:
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a full operational analysis to identify the key risks and opportunities of the target’s business, including a detailed review of historical and projected financial results;

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a detailed analysis of industry dynamics, competitive position, regulatory, tax and legal matters;

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on-site visits, if deemed necessary;

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background checks to further evaluate management and other key personnel;

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a review by legal and accounting professionals, environmental or other industry consultants, if necessary;

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financial sponsor due diligence, including portfolio company and lender reference checks, if necessary; and

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a review of management’s experience and track record.

Execution
Following any incremental due diligence, the Investment Committee is presented with a formal recommendation for approval. Once the Investment Committee has determined that the portfolio company is suitable for investment, the Advisor works with the management team of the prospective company to finalize the structure and terms of the investment. We believe that structuring transactions appropriately is a key factor to producing strong investment results. Accordingly, we will actively consider transaction structures and seek to process and negotiate terms that provide the best opportunities for superior risk-adjusted returns.
Post-Investment Monitoring
Portfolio Monitoring.   The Advisor monitors our portfolio with a focus toward anticipating negative credit events. To maintain portfolio company performance and help to ensure a successful exit, the Advisor works closely with, as applicable, the lead equity sponsor, loan syndicator, portfolio company management, consultants, advisers and other security holders to discuss financial position, compliance with covenants, financial requirements and execution of the company’s business plan. In addition, depending on the size, nature and performance of the transaction, we may occupy a seat or serve as an observer on a portfolio company’s board of directors or similar governing body.
Typically, the Advisor receives financial reports detailing operating performance, sales volumes, margins, cash flows, financial position and other key operating metrics on a quarterly basis from our portfolio companies. The Advisor uses this data, combined with due diligence gained through contact with the company’s customers, suppliers, competitors, market research and other methods, to conduct an ongoing, rigorous assessment of the company’s operating performance and prospects.
In addition to various risk management and monitoring tools, the Advisor uses an investment rating system to characterize and monitor the expected level of returns on each investment in our portfolio. The Advisor will use an investment rating scale of 1 to 5. The following is a description of the conditions associated with each investment rating:
Investment Rating	Summary Description
1	Investment exceeding expectations and/or capital gain expected.
2	Performing investment generally executing in accordance with the portfolio company’s business plan — full return of principal and interest expected.
3	Performing investment requiring closer monitoring.
4	Underperforming investment — some loss of interest or dividend possible, but still expecting a positive return on investment.
5	Underperforming investment with expected loss of interest and some principal.
The Advisor monitors and, when appropriate, changes the investment ratings assigned to each investment in our portfolio. In connection with valuing our assets, our board of directors reviews these investment ratings on a quarterly basis. In the event that our advisory team determines that an investment is underperforming, or circumstances suggest that the risk associated with a particular investment has significantly increased, the Advisor will attempt to sell the asset in the secondary market, if applicable, or to implement a plan to attempt to exit the investment or to correct the situation.
The following table shows the distribution of our investments on the 1 to 5 investment rating scale at fair value as of March 31, 2018 and December 31, 2017 (dollar amounts are presented in thousands):
	March 31, 2018		December 31, 2017
Investment Rating	Fair Value	Percentage of Portfolio	Fair Value	Percentage of Portfolio
1	$4,439	2%	$367	0%
2	219,884	86%	266,803	100%
3	31,778	12%	—	—
4	—	—	—	—
5	—	—	—	—
Total	$256,101	100%	$267,170	100%

The amount of the portfolio in each grading category may vary substantially from period to period resulting primarily from changes in the composition of the portfolio as a result of new investment, repayment and exit activities. In addition, changes in the grade of investments may be made to reflect our expectation of performance and changes in investment values.
Valuation Process.   Each quarter, we value investments in our portfolio, and such values are disclosed each quarter in reports filed with the SEC. Investments for which market quotations are readily available are recorded at such market quotations. With respect to investments for which market quotations are not readily available, our board of directors determines the fair value of such investments in good faith, utilizing the input of our valuation committee, the Advisor and any other professionals or materials that our board of directors deems worthy and relevant, including independent third-party pricing services, if applicable. See “Determination of Net Asset Value.”

Managerial Assistance.   As a BDC, we must offer, and provide upon request, managerial assistance to certain of our portfolio companies. This assistance could involve, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. Depending on the nature of the assistance required, the Advisor will provide such managerial assistance on our behalf to portfolio companies that request this assistance. To the extent fees are paid for these services, we, rather than the Advisor, will retain any fees paid for such assistance.
Exit
While we will attempt to invest in securities that may be sold in a privately negotiated over-the-counter market, providing us a means by which we may exit our positions, we expect that a large portion of our portfolio may not be sold on this secondary market. For any investments that are not able to be sold within this market, we focus primarily on investing in companies whose business models and growth prospects offer attractive exit possibilities, including repayment of our investments, an initial public offering of equity securities, a merger, a sale or a recapitalization, in each case with the potential for capital gains.
Employees
We do not currently have any employees. Each of our executive officers is a principal, officer or employee of the Advisor or its affiliates, which manages and oversees our investment operations. In the future, the Advisor may retain additional investment personnel based upon its needs. See “Investment Advisory and Administrative Services Agreement.”
Facilities
We do not own any real estate or other physical properties materially important to our operation as they are contemplated to be conducted. Our headquarters are located at 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112. We believe that our office facilities are suitable and adequate for our business as it is contemplated to be conducted.
Legal Proceedings
Neither we nor the Advisor is currently subject to any material legal proceedings, nor, to our knowledge, is any material legal proceeding threatened against us or against the Advisor.
From time to time, we and individuals employed by the Advisor may be party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of our rights under contracts with our portfolio companies. While the outcome of any legal proceedings cannot be predicted with certainty, we do not expect that any such proceedings will have a material effect upon our financial condition.
DETERMINATION OF NET ASSET VALUE
The net asset value of a class of shares depends on the number of shares of the applicable class outstanding at the time the net asset value of the applicable share class is determined. As such, the net asset value of each class of shares may vary if we sell different amounts of shares per class. We determine the net asset value of our investment portfolio each quarter. Securities that are publicly traded are valued at the reported closing price on the valuation date. Securities that are not publicly traded are valued at fair value as determined in good faith by our board of directors. In connection with that determination, the Advisor provides our board of directors with portfolio company valuations, which are based on relevant inputs, including, but not limited to, indicative dealer quotes, values of like securities, recent portfolio company financial statements and forecasts, and valuations prepared by independent third-party valuation services.
ASC Topic 820 issued by the FASB clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. ASC Topic 820 defines fair value as the price that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC Topic 820 also establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, which includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities where there is little or no activity in the market; and Level 3, defined as unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions.
With respect to investments for which market quotations are not readily available, we undertake a multi-step valuation process each quarter, as described below:
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our quarterly fair valuation process begins with the Advisor’s management team reviewing and documenting valuations of each portfolio company or investment, which valuations may be obtained from an independent third-party valuation service, if applicable;

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the Advisor’s management team then provides the valuation committee with the preliminary valuations for each portfolio company or investment;

•
preliminary valuations are then discussed with the valuation committee;

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the valuation committee reviews the preliminary valuations and the Advisor’s management team, together with our independent third-party valuation services, if applicable, supplements the preliminary valuations to reflect any comments provided by the valuation committee;

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following its review, the valuation committee will recommend that our board of directors approve our fair valuations; and

•
our board of directors discusses the valuations and determine the fair value of each such investment in our portfolio in good faith based on various statistical and other factors, including the input and recommendation of the Advisor, the valuation committee and any independent third-party valuation services, if applicable.

Determination of fair value involves subjective judgments and estimates. Accordingly, the notes to our consolidated financial statements refer to the uncertainty with respect to the possible effect of such valuations and any change in such valuations on our consolidated financial statements. In making its determination of fair value, our board of directors may use any approved independent third-party pricing or valuation services. However, our board of directors is not required to determine fair value in accordance with the valuation provided by any single source, and may use any relevant data, including information obtained from the Advisor or any approved independent third-party valuation or pricing service that our board of directors deems to be reliable in determining fair value under the circumstances. Below is a description of factors that the Advisor’s management team, any approved independent third-party valuation services and our board of directors may consider when determining the fair value of our investments.
Valuation of fixed income investments, such as loans and debt securities, depends upon a number of factors, including prevailing interest rates for like securities, expected volatility in future interest rates, call features, put features and other relevant terms of the debt. For investments without readily available market prices, we may incorporate these factors into discounted cash flow models to arrive at fair value. Other factors that may be considered include the borrower’s ability to adequately service its debt, the fair market value of the borrower in relation to the face amount of its outstanding debt and the quality of collateral securing our debt investments.
For convertible debt securities, fair value generally approximates the fair value of the debt plus the fair value of an option to purchase the underlying security (i.e. the security into which the debt may convert) at the conversion price. To value such an option, a standard option pricing model may be used.
Our equity interests in portfolio companies for which there is no liquid public market are valued at fair value. Our board of directors, in its determination of fair value, may consider various factors, such as multiples of EBITDA, cash flows, net income, revenues or, in limited instances, book value or liquidation value. All of these factors may be subject to adjustments based upon the particular circumstances of a portfolio company or our actual investment position. For example, adjustments to EBITDA may take into account compensation to previous owners or acquisition, recapitalization, restructuring or other related items.
The Advisor’s management team, and any approved independent third-party valuation services and our board of directors may also consider private merger and acquisition statistics, public trading multiples discounted for illiquidity and other factors, valuations implied by third-party investments in the portfolio companies or industry practices in determining fair value. The Advisor’s management team, any approved independent third-party valuation services and our board of directors may also consider the size and scope of a portfolio company and its specific strengths and weaknesses, and may apply discounts or premiums, where and as appropriate, due to the higher (or lower) financial risk and/or the smaller size of portfolio companies relative to comparable firms, as well as such other factors as our board of directors, in consultation with the Advisor’s management team and any approved independent third-party valuation services, if applicable, may consider relevant in assessing fair value. Generally, the value of our equity interests in public companies for which market quotations are readily available is based upon the most recent closing public market price. Portfolio securities that carry certain restrictions on sale are typically valued at a discount from the public market value of the security.
When we receive warrants or other equity securities at nominal or no additional cost in connection with an investment in a debt security, the cost basis in the investment will be allocated between the debt securities and any such warrants or other equity securities received at the time of origination. Our board of directors subsequently values these warrants or other equity securities received at their fair value.
The fair values of our investments are determined in good faith by our board of directors. Our board of directors is solely responsible for the valuation of our portfolio investments at fair value as determined in good faith pursuant to our valuation policy and consistently applied valuation process. Our board of directors has delegated day-to-day responsibility for implementing our valuation policy to the Advisor’s management team, and has authorized the Advisor’s management team to utilize independent third-party valuation and pricing services that have been approved by our board of directors. The valuation committee is responsible for overseeing the Advisor’s implementation of the valuation process. We value all of our Level 2 and Level 3 assets by using the midpoint of the prevailing bid and ask prices from dealers on the date of the relevant period end which will be provided by independent third-party pricing services and screened for validity by such services. For investments for which third-party pricing services are unable to obtain quoted prices, we obtain bid and ask prices directly from dealers who make a market in such investments. To the extent that we hold investments for which no active secondary market exists and, therefore, no bid and ask prices can be readily obtained, our valuation committee utilizes independent third-party valuation services to value such investments on a quarterly basis.
We value the TRS in accordance with the TRS Agreement. Pursuant to the TRS Agreement, the value of the TRS is based on the increase or decrease in the value of the loans underlying the TRS, together with accrued interest income, interest expense and certain other expenses incurred under the TRS. The loans underlying the TRS are valued by Citibank. Citibank bases its valuation on the indicative bid prices provided by an independent third-party pricing service. Bid prices reflect the highest price that market participants may be willing to pay. These valuations are sent to us for review and testing. Our valuation committee and board of directors reviews and approves the value of the TRS, as well as the value of the loans underlying the TRS, on a quarterly basis. To the extent our valuation committee or board of directors has any questions or concerns regarding the valuation of the loans underlying the TRS, such valuation will be discussed or challenged pursuant to the terms of the TRS Agreement. For additional information on the TRS, see “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Financial Condition, Liquidity and Capital Resources — Total Return Swap.”
We periodically benchmark the bid and ask prices we receive from third-party pricing services and/or dealers, as applicable, against the actual prices at which we purchase and sell our investments. Based on the results of the benchmark analysis and the experience of our management in purchasing and selling these investments, we believe that these prices are reliable indicators of fair value. However, because of the private nature of this marketplace (meaning actual transactions are not publicly reported), we believe that these valuation inputs are classified as Level 3 within the fair value hierarchy. We may also use other methods including the use of independent valuation firms, to determine fair value for securities for which we cannot obtain prevailing bid and ask prices through third-party pricing services or independent dealers, or where our board of directors otherwise determines that the use of such other methods is appropriate. We periodically benchmark the valuations provided by the independent valuation firms against the actual prices at which we purchase and sell our investments. Our valuation committee and board of directors will reviewed and approved the valuation determinations made with respect to these investments in a manner consistent with our valuation policy.
Determinations in Connection with Offerings
We are currently offering our Class A, Class I, Class M and Class T-2 shares on a continuous basis at a current public offering price equal to the NAV per share of the relevant class, plus any applicable sales load. We may offer shares of additional classes of our common stock on a continuous basis in the future. The initial minimum permitted purchase is $5,000 of our Class A, Class M and Class T-2 shares, and $1,000,000 of our Class I shares. We intend to file post-effective amendments to the registration statement of which this prospectus is a part, which will be subject to SEC review, to allow us to continue this continuous public offering for at least two years from the date of the effectiveness of the registration statement.
In connection with each monthly closing on the sale of shares of our common stock offered pursuant to this prospectus on a continuous basis, our board of directors or a committee thereof is required, within 48 hours of the time that each closing and sale is made, to make the determination that we are not selling Class A, Class I, Class M or Class T-2 shares at a price per share which, after deducting upfront selling commissions and dealer manager fees, if any, is below the then-current net asset value per share of such class. Our board of directors or a committee thereof will consider the following factors, among others, in making such determination:
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the net asset value per share of each class of our common stock disclosed in the most recent periodic report we filed with the SEC;

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our management’s assessment of whether any material change in the net asset value per share has occurred (including through the realization of net gains on the sale of our portfolio investments) from the period beginning on the date of the most recently disclosed net asset value per share to the period ending two days prior to the date of the closing on and sale of our common stock; and

•
the magnitude of the difference between the net asset value per share of each class of our common stock disclosed in the most recent periodic report we filed with the SEC and our management’s assessment of any material change in the net asset value per share since the date of the most recently disclosed net asset value per share, and the offering price of the shares of our common stock at the date of closing.

Importantly, this determination does not require that we calculate net asset value in connection with each closing and sale of shares of our common stock, but instead it involves the determination by our board of directors or a committee thereof that we are not selling shares of any class of our common stock at a price which, after deducting upfront selling commissions and dealer manager fees, if any, is below the then-current net asset value per share of the applicable class at the time at which the closing and sale is made.
To the extent that there is a possibility that we may issue shares of any class of our common stock at a price which, after deducting upfront selling commissions and dealer manager fees, if any, is below the then-current net asset value per share of the applicable class at the time at which the closing and sale is made, our board of directors or a committee thereof will elect to either postpone the closing until such time that there is no longer the possibility of the occurrence of such event or to undertake to determine net asset value within two days prior to any such sale to ensure that such sale will not be at a price which, after deducting upfront selling commissions and dealer manager fees, if any, is below the then-current net asset value per share of the applicable class.
These processes and procedures are part of our compliance policies and procedures. Records will be made contemporaneously with all determinations described in this section and these records will be maintained with other records we are required to maintain under the 1940 Act. Promptly following any adjustment to the offering price per share of our common stock offered pursuant to this prospectus, we will update this prospectus by filing a prospectus supplement with the SEC. We will also make updated information available via our website.

MANAGEMENT
Pursuant to our charter and bylaws, our business and affairs are managed under the direction of our board of directors. The responsibilities of our board of directors include, among other things, the oversight of our investment activities, the quarterly valuation of our assets, oversight of our financing arrangements and corporate governance activities. Our board of directors has an audit committee, which is comprised of independent directors, a valuation committee and a nominating and corporate governance committee, and may establish additional committees from time to time as necessary. Each director will be elected to serve until the next annual meeting of stockholders and until his or her successor is duly elected and qualifies. Although the number of directors may be increased or decreased, a decrease will not have the effect of shortening the term of any incumbent director. Any director may resign at any time and may be removed with or without cause by the stockholders upon the affirmative vote of at least a majority of all the votes entitled to be cast at a meeting called for the purpose of the proposed removal. The notice of the meeting will indicate that the purpose, or one of the purposes, of the meeting is to determine if the director is to be removed.
A vacancy created by an increase in the number of directors or the death, resignation, adjudicated incompetence or other incapacity of a director may be filled only by a vote of a majority of the remaining directors in office. As provided in our charter, vacancies among the independent directors’ positions on the board of directors may be filled only by individuals who are nominated by the affirmative vote of a majority of the remaining independent directors in office.
Board of Directors and Executive Officers
Our board of directors consists of eight members, six of whom are not “interested persons” of us or the Advisor as defined in Section 2(a)(19) of the 1940 Act and are independent directors under Rule 303A.00 of the NYSE. We refer to these individuals as our independent directors. Members of our board of directors will be elected annually at our annual meeting of stockholders. We are prohibited from making loans or extending credit, directly or indirectly, to our directors or executive officers under Section 402 of the Sarbanes-Oxley Act.
Through its direct oversight role, and indirectly through its committees, our board of directors performs a risk oversight function for us consisting of, among other things, the following activities: (1) at regular and special board of directors meetings, and on an ad hoc basis as needed, receiving and reviewing reports related to our performance and operations; (2) reviewing and approving, as applicable, our compliance policies and procedures; (3) meeting with the portfolio management team to review investment strategies, techniques and the processes used to manage related risks; (4) overseeing our investment valuation process via our valuation committee that operates pursuant to authority assigned to it by our board of directors; (5) meeting with, or reviewing reports prepared by, the representatives of key service providers, including our investment adviser, administrator, distributor, transfer agent, custodian and independent registered public accounting firm, to review and discuss our activities and to provide direction with respect thereto; and (6) engaging the services of our chief compliance officer to test our compliance procedures and our service providers. Mr. Forman, who is not an independent director, serves as chief executive officer and chairman of our board of directors. Our board of directors feels that Mr. Forman, as our co-founder and chief executive officer, is the director with the most knowledge of our business strategy and is best situated to serve as chairman of our board of directors. Our charter, as well as regulations governing BDCs generally, requires that a majority of the board of directors be independent directors. While we currently do not have a policy mandating a lead independent director, our board of directors believes that having an independent director fill the lead director role is appropriate. On March 8, 2017, our board of directors appointed Mr. Stuart as lead independent director. The lead independent director, among other things, works with the chairman of our board of directors in the preparation of the agenda for each board meeting and in determining the need for special meetings of the board of directors, chairs any meeting of the independent directors in executive session, facilitates communications between other members of the board of directors and the chairman of our board of directors and/or the chief executive officer and otherwise consults with the chairman of our board of directors and/or the chief executive officer on matters relating to corporate governance and board of directors performance. Our board of directors, after considering various factors, has concluded that this structure is appropriate given our current size and complexity.

Directors
Information regarding our board of directors is set forth below. We have divided the directors into two groups — interested directors and independent directors. The address for each director is c/o FS Investment Corporation IV, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112.
NAME	AGE	DIRECTOR SINCE	EXPIRATION OF TERM
Interested Directors(1)
Michael C. Forman	57	2015	2018
Todd Builione	44	2018	2018
Independent Directors
M. Walter D’Alessio	84	2015	2018
Barbara J. Fouss	48	2015	2018
Marc Lederman	47	2015	2018
Gregory S. Rost	60	2015	2018
Judah C. Sommer	73	2015	2018
John E. Stuart	74	2015	2018

(1)
“Interested person” of the Company as defined in Section 2(a)(19) of the 1940 Act. Messrs. Forman and Builione are each an “interested person” because of their affiliation with the Advisor.

Interested Directors
Michael C. Forman is chairman and chief executive officer of FS Investments and has been leading the company since founding it in 2007. He has served as the chairman and chief executive officer of the Advisor since its inception. Mr. Forman also currently serves as chairman, president and/or chief executive officer of certain of the Other Advised Entities and the other funds sponsored by FS Investments. Prior to founding FS Investments, Mr. Forman founded a private equity and real estate investment firm. He started his career as an attorney in the Corporate and Securities Department at the Philadelphia based law firm of Klehr Harrison Harvey Branzburg LLP. In addition to his career as an attorney and investor, Mr. Forman has been an active entrepreneur and has founded several companies, including companies engaged in the gaming, specialty finance and asset management industries. Mr. Forman is a member of a number of civic and charitable boards, including The Franklin Institute, Drexel University and the Philadelphia Center City District Foundation. He is also Chairman of Vetri Community Partnership. Mr. Forman received his B.A., summa cum laude, from the University of Rhode Island, where he was elected Phi Beta Kappa, and received his J.D. from Rutgers.
Mr. Forman has extensive experience in corporate and securities law and has founded and served in a leadership role of various companies, including the Advisor, which serves as our investment adviser. Our board of directors believes Mr. Forman’s experience and his positions as our and the Advisor’s chief executive officer make him a significant asset to us.
Todd C. Builione serves as our president, and the president of the Other Advised Entities, and is a member of the board of directors or board of trustees, as applicable, of certain of the Other Advised Entities. Mr. Builione joined KKR in 2013 and is a Member of KKR and President of KKR Credit and Markets. He also serves on KKR’s Investment Management & Distribution Committee and its Risks and Operations Committee. He serves on the Board of Directors of Marshall Wace, a liquid alternatives provider in which KKR is a strategic partner. Prior to joining KKR, Mr. Builione spent nine years at Highbridge Capital Management, serving as President of the firm, CEO of Highbridge’s Hedge Fund business and a member of the Investment and Risk Committees. Mr. Builione began his career at the Goldman Sachs Group, where he was predominantly focused on capital markets and mergers and acquisitions for financial institutions. He received a B.S., summa cum laude, Merrill Presidential Scholar, from Cornell University and a J.D., cum laude, from Harvard Law School. Mr. Builione serves on the Board of Directors of Marshall Wace, a liquid alternatives provider which formed a strategic partnership with KKR & Co. in 2015. Mr. Builione also serves on the Advisory Council of Cornell University’s Dyson School of Applied Economics and Management, and on the Board of Directors of the Pingry School.
Mr. Builione has extensive experience and familiarity with the markets in which we primarily invest, along with significant knowledge and prior experience in the management of large businesses in the areas we operate in, and portfolio risk management and analytics. Our board of directors believes Mr. Builione’s experience and his positions as our and the Advisor’s president make him a significant asset to us.
Independent Directors
M. Walter D’Alessio has served as a principal of NorthMarq Advisors, LLC, a real estate and economic development advisory services firm, since December 2012. From 2003 to December 2012, he served as vice chairman of NorthMarq Capital, LLC, a real estate financial intermediary. He served as chairman and chief executive officer of Legg Mason Real Estate Services, Inc., a mortgage banking firm, from 1982 until 2003, when the company was sold to NorthMarq Capital. Mr. D’Alessio has also served as a director of PECO Energy Company, a subsidiary of Exelon Corporation, since 1983, where he has served at various times as a member of the audit committee and corporate governance committee. From 2000 until December 2012, he served on the board of Exelon Corporation, a provider of energy services, where he served at various times as chairman of the corporate governance committee, as a member of the compensation committee and the audit committee and as lead independent director. Mr. D’Alessio served as a trustee of Brandywine Realty Trust, a full service real estate company, from 1996 to 2017, and served as chairman of the board from 2004 to 2017.
In addition, Mr. D’Alessio has served as a member of the board of trustees of Pennsylvania Real Estate Investment Trust since 2005, and as lead independent trustee since January 2011. He also currently serves as a member of its compensation committee. He is the chairman of the board of directors of Independence Blue Cross, a health insurance provider. Mr. D’Alessio is also on the board of a number of civic organizations, including the Philadelphia Industrial Development Corporation and the Greater Philadelphia Chamber of Commerce. Mr. D’Alessio received his M.S. in City Planning from the University of Illinois and his B.S. in Landscape Architecture from Pennsylvania State University.
Barbara J. Fouss previously served as director of strategic initiatives of Sun National Bank, a national bank and a subsidiary of Sun Bancorp, Inc., from December 2012 to March 2013. Prior to beginning her role as director of strategic initiatives, Ms. Fouss served as Sun National Bank’s chief credit policy officer from August 2011 to November 2012, deputy chief credit policy officer from March 2008 to July 2011 and senior vice president and senior credit officer from 2003 to 2008. Prior to joining Sun National Bank, Ms. Fouss served as a vice president in the energy and power investment banking group of Wachovia Securities, the institutional capital markets and investment banking group of Wachovia Corporation (now Wells Fargo & Company), from 2000 to 2003. Ms. Fouss also currently serves on the boards of trustees of the FSGCO Funds has served in such role since the later of November 2013 or such entity’s inception date. Ms. Fouss received her bachelor’s degree in business administration from Georgetown University.
Marc Lederman is a co-founder and member of NewSpring Capital, LLC, a family of specific purpose private equity funds. Mr. Lederman has been with NewSpring Capital since 2000. He serves as a general partner of the firm’s four growth equity funds, NewSpring Ventures, L.P., formed in 1999, NewSpring Growth Capital II, L.P., formed in 2006 NewSpring Growth Capital III, L.P. formed in January 2012 and NewSpring Growth Capital IV, L.P. formed in October 2015. Mr. Lederman serves as a director of various NewSpring Growth Capital portfolio companies. Prior to the founding of NewSpring Capital, he served in various capacities at Deloitte & Touche LLP, including as manager in the Business Assurance and Advisory Services Group and as a senior accountant. Mr. Lederman also currently serves on the boards of Snagajob, EnterpriseDB, Exergy, 3 Pillar Global, Star2Star and VelociData. Mr. Lederman is actively involved with various civic organizations, including as a member, and executive committee member, of the Greater Philadelphia Alliance for Capital Technologies and of the Wharton Private Equity & Venture Capital Association. Mr. Lederman earned a B.S. in Accountancy from Villanova University and a M.B.A. from The Wharton School of the University of Pennsylvania. He is a Certified Public Accountant (inactive).
Gregory S. Rost has served as Senior Vice President and Chief of Staff at the University of Pennsylvania since January 2017 and previously served as Vice President and Chief of Staff from December 2006 through January 2017. From January 2000 to December 2006, Mr. Rost served in senior level positions at Temple University, including more than five years as Chief of Staff to Temple University’s president. From January 1992 to January 2000, Mr. Rost served in the administration of former Philadelphia Mayor Edward G. Rendell as Deputy Mayor for Policy and Planning, and subsequently as Chief of Staff. Mr. Rost represents the Mayor of Philadelphia as an ex officio member of the Board of Directors of City Trusts and has presided in such role since September 2010. Mr. Rost holds a B.A. in Political Science from the University of Baltimore and a master’s degree in government administration from the University of Pennsylvania.
Judah C. Sommer previously served as Senior Counsel and Chair of the Public Policy Group at Crowell & Moring LLP, an international law firm, from June 2012 to March 2014. Prior to his position at Crowell & Moring, he served as Senior Advisor of Government Affairs from January 2011 to March 2012 and as Senior Vice President, Head of Government Affairs, from 2007 to December 2010, at UnitedHealth Group, a diversified health care company. Mr. Sommer previously served as Managing Director, Head of Global Government Affairs at Goldman Sachs & Co. from 1997 to 2007 and as Vice President from 1984 – 1997. He previously served in the office of U.S. Senator Jacob K. Javits of New York. He is Vice-chair of the Board of Trustees of Hebron Academy, an independent boarding school in Hebron, Maine. He is Member of the DC Bar. He received his J.D. from New York University School of Law and his B.A. in International Relations from Johns Hopkins University.
John E. Stuart serves as the managing partner of Strategic Business Options, LLC, a strategic consulting firm that he founded in January 2011. He also has served on the board of directors of FS Investment Corporation II since February 2012, and as a member of its audit committee and nominating and corporate governance committee since February 2012 and September 2013, respectively. Mr. Stuart previously served as the chief executive officer of ConvergeOne, a leading independent integrator of communications, collaboration and customer interaction solutions for businesses in the United States, from 2003 through May 2009, where he was responsible for managing all aspects of the business. From 1999 to 2000, he was chief executive officer of StorNet, a nationwide value-added systems integrator. He previously was chairman and chief executive officer of IKON Office Solutions, a provider of office products, from 1985 to 1998. Mr. Stuart also serves as a member of the board of directors of Altura Communications, a leading provider of communications applications, equipment and services for voice and data networking solutions, a position he has held since June 2011. Mr. Stuart served from 1996 to 2004 as a member of the board of directors and as chairman of the audit committee of Foster Wheeler, Inc., a global engineering and construction contractor and power equipment supplier. From March 2009 through August 2009, he served as chairman of the board of LifeCare Gateway, a consulting firm that provides financial advisors with a practice management program that addresses their clients’ life care needs. Mr. Stuart received both an undergraduate degree in business and a Masters in Business Administration from Pace University’s Lubin School of Business.

Executive Officers
The following persons serve as our executive officers in the following capacities:
NAME	AGE	POSITIONS HELD
Michael C. Forman	57	Chief Executive Officer
Todd Builione	44	President
William Goebel	44	Chief Financial Officer and Treasurer
Daniel Pietrzak	43	Chief Investment Officer
Stephen S. Sypherd	41	General Counsel and Secretary
James Volk	55	Chief Compliance Officer
Zachary Klehr	39	Executive Vice President
The address for each executive officer is c/o FS Investment Corporation IV, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112. Each executive officer holds his office until his successor is chosen and qualified, or until his earlier resignation or removal.
Executive Officers Who are Not Directors
William Goebel has served as our chief financial officer and treasurer since April 2018. Mr. Goebel also serves as chief financial officer for certain of the Other Advised Entities and the other funds sponsored by FS Investments. Prior to joining FS Investments, Mr. Goebel held a senior manager audit position with Ernst & Young LLP in the firm’s asset management practice from 2003 to January 2011, where he was responsible for the audits of regulated investment companies, private investment partnerships, investment advisers and broker-dealers. Mr. Goebel began his career at a regional public accounting firm, Tait, Weller and Baker LLP in 1997. Mr. Goebel received a B.S. in Economics from the Wharton School of the University of Pennsylvania in 1997. He is a Certified Public Accountant and holds the CFA Institute’s Chartered Financial Analyst designation. Mr. Goebel serves on the board of directors of Philadelphia Reads (and serves as treasurer and chairs the audit committee of that board).
Zachary Klehr has served as our executive vice president since February 2015. Mr. Klehr also currently serves as executive vice president of certain of the Other Advised Entities and the other funds sponsored by FS Investments. Mr. Klehr has also served in various senior officer capacities for FS Investments and its affiliated investment advisers. In this role, he focuses on fund administration, portfolio management, fund operations, technology and client relations. Prior to joining FS Investments, Mr. Klehr served as a vice president at Versa Capital Management, or Versa, a private equity firm with approximately $1 billion in assets under management, from July 2007 to February 2011. At Versa, he sourced, underwrote, negotiated, structured and managed investments in middle market distressed companies, special situations and distressed debt. Prior to Versa, Mr. Klehr spent five years at Goldman, Sachs & Co., starting as an analyst in the Investment Banking Division, then in the executive office working on firm-wide strategy covering hedge funds and other complex multifaceted clients of the firm. Later, he joined the Financial Sponsors Group as an associate where he focused on leveraged buyouts, acquisitions and equity and debt financings for private equity clients. Mr. Klehr received his M.B.A., with honors, from the Wharton School of the University of Pennsylvania and his B.A., cum laude, also from the University of Pennsylvania. He is active in his community and served on the board of trustees of The Philadelphia School where he was a member of the executive, governance, advancement, finance and investment committees.
Daniel Pietrzak has served as our chief investment officer since April 2018. Mr. Pietrzak also currently serves as the chief investment officer of certain of the Other Advised Entities. Mr. Pietrzak joined KKR Credit in 2016 and is a Member of KKR & Co. and the Co-Head of Private Credit. Mr. Pietrzak is a portfolio manager for KKR Credit’s private credit funds and portfolios and a member of the Global Private Credit Investment Committee, Europe Direct Lending Investment Committee and KKR Credit Portfolio Management Committee. Prior to joining KKR Credit, Mr. Pietrzak was a Managing Director and the Co-Head of Deutsche Bank’s Structured Finance business across the Americas and Europe. Previously, Mr. Pietrzak was based in New York and held various roles in the structured finance and credit businesses of Société Générale and CIBC World Markets. Mr. Pietrzak started his career at Price Waterhouse in New York and is a Certified Public Accountant. Mr. Pietrzak holds an M.B.A. in Finance from The Wharton School of the University of Pennsylvania and a B.S. in Accounting from Lehigh University.
Stephen S. Sypherd has served as our secretary since February 2015 and as our general counsel since April 2018. He previously served as our vice president and treasurer. Mr. Sypherd also currently serves as the general counsel, vice president, treasurer and/or secretary of certain of the Other Advised Entities and the other funds sponsored by FS Investments. Mr. Sypherd has also served in various senior officer capacities for FS Investments and its affiliated investment advisers, including as senior vice president from December 2011 to August 2014, general counsel since January 2013 and managing director since August 2014. He is responsible for legal and compliance matters across all entities and investment products of FS Investments. Prior to joining FS Investments, Mr. Sypherd served for eight years as an attorney at Skadden, Arps, Slate, Meagher & Flom LLP, where he practiced corporate and securities law. Mr. Sypherd received his B.A. in Economics from Villanova University and his J.D. from the Georgetown University Law Center, where he was an executive editor of the Georgetown Law Journal. He serves on the board of trustees of the University of the Arts (and on the advancement and governance committees of that board).
James F. Volk has served as our chief compliance officer since February 2015. Mr. Volk also serves as the chief compliance officer of certain of the Other Advised Entities and the other funds sponsored by FS Investments. He is responsible for all compliance and regulatory issues affecting us and the foregoing companies. Before joining FS Investments and its affiliated investment advisers in October 2014, Mr. Volk was the chief compliance officer, chief accounting officer and head of traditional fund operations at SEI’s Investment Manager Services market unit. Mr. Volk was also formerly the assistant chief accountant at the SEC’s Division of Investment Management and a senior manager for PwC. Mr. Volk graduated from the University of Delaware with a B.S. in Accounting.
Committees of Our Board of Directors
Our board of directors has the following committees:
Audit Committee
The audit committee is responsible for selecting, engaging and discharging our independent accountants, reviewing the plans, scope and results of the audit engagement with our independent accountants, approving professional services provided by our independent accountants (including compensation therefor), reviewing the independence of our independent accountants and reviewing the adequacy of our internal controls over financial reporting. The members of the audit committee are Messrs. Lederman, D’Alessio and Stuart, each of whom is independent. Mr. Lederman serves as the chairman of the audit committee. Our board of directors has determined that Mr. Lederman is an “audit committee financial expert” as defined under rules promulgated by the SEC. The audit committee held [    ] meetings during the fiscal year ended December 31, 2017.
Valuation Committee
The valuation committee establishes guidelines and makes recommendations to our board of directors regarding the valuation of our loans and investments. The members of the valuation committee are Ms. Fouss and Messrs. Lederman and Stuart, each of whom is independent. Ms. Fouss serves as chairman of the valuation committee. The valuation committee held [    ] meetings during the fiscal year ended December 31, 2017.
Nominating and Corporate Governance Committee
The nominating and corporate governance committee selects and nominates directors for election by our stockholders, selects nominees to fill vacancies on our board of directors or a committee thereof, develops and recommends to our board of directors a set of corporate governance principles and oversees the evaluation of our board of directors. The nominating and corporate governance committee considers candidates suggested by its members and other directors, as well as our management and stockholders. A stockholder who wishes to recommend a prospective nominee for our board of directors must provide notice to our corporate secretary in accordance with the requirements set forth in our bylaws. See “Description of Our Securities — Provisions of the Maryland General Corporation Law and Our Charter and Bylaws — Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals” for a description of our stockholder nomination procedure. The members of the nominating and corporate governance committee are Messrs. Rost and Sommer, each of whom is independent. The nominating and corporate governance committee held [    ] meetings during the fiscal year ended December 31, 2017.
Compensation of Directors
The table below sets forth the compensation received by each of our directors for service during the year ended December 31, 2017. Our directors do not receive any retirement benefits from us.
	Fees Earned or Paid in Cash	Total Compensation
David J. Adelman(1)	—	—
Todd Builione(2)	—	—
M. Walter D’Alessio	$49,500	$49,500
Thomas J. Gravina(1)	$51,375	$51,375
Michael C. Forman	—	—
Barbara J. Fouss	$59,250	$59,250
Marc Lederman	$60,750	$60,750
Gregory S. Rost	$49,500	$49,500
Judah C. Sommer	$48,500	$48,500
John E. Stuart	$75,000	$75,000

(1)
Messrs. Adelman and Gravina each resigned, effective as of April 9, 2018.

(2)
Mr. Builione joined the board of directors in 2018 and does not receive fees.

Our directors who do not also serve in an executive officer capacity for us or the Advisor are entitled to receive annual cash retainer fees, fees for participating in in-person board and committee meetings and annual fees for serving as a committee chairperson, determined based on our net assets as of the end of each fiscal quarter. These directors are Messrs. D’Alessio, Lederman, Rost, Sommer and Stuart and Ms. Fouss. In addition, we will pay an annual cash retainer of  $25,000 for the service of our lead independent director. Amounts payable under the arrangement are determined and paid quarterly in arrears as follows:
Net Asset Value	Annual Cash Retainer	Annual Lead Independent Director Retainer	Board Meeting Fee	Annual Committee Chair Cash Retainer
				Audit/Valuation	Nominating and Corporate Governance	Committee Meeting Fee
$0 to $100 million	—	$25,000	$2,000	$5,000	$2,500	$1,000
$100 million to $300 million	$25,000	$25,000	$2,000	$7,500	$3,750	$1,000
$300 million to $500 million	$40,000	$25,000	$2,500	$10,000	$5,000	$1,000
$500 million to $1 billion	$60,000	$25,000	$2,500	$15,000	$12,500	$1,000
> $1 billion	$100,000	$25,000	$2,500	$20,000	$15,000	$1,000

We will also reimburse each of the above directors for all reasonable and authorized business expenses in accordance with our policies as in effect from time to time, including reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting and each committee meeting not held concurrently with a board meeting.
We will not pay compensation to our directors who also serve in an executive officer capacity for us or the Advisor.
Compensation of Executive Officers
Our executive officers do not receive any direct compensation from us. We do not currently have any employees and do not expect to have any employees. Services necessary for our business are provided by individuals who are employees of the Advisor or by individuals who were contracted by us or by the Advisor to work on behalf of us, pursuant to the terms of the investment advisory and administrative services agreement. Each of our executive officers is an employee of the Advisor or an outside contractor, and the day-to-day investment operations and administration of our portfolio are managed by the Advisor. In addition, we will reimburse the Advisor for our allocable portion of expenses incurred by the Advisor in performing its obligations under the investment advisory and administrative services agreement, including the allocable portion of the cost of our officers and their respective staffs determined under the investment advisory and administrative services agreement. For details of the amounts we reimbursed FSIC IV Advisor during the three months ended March 31, 2018 and the years ended December 31, 2017 and 2016, see “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Compensation of the Advisor.”
Under the terms of the investment advisory and administrative services agreement, the Advisor is entitled to receive up to [•]% of the gross proceeds raised in our continuous public offering of shares of common stock until all offering costs and organization costs funded by the Advisor or its affiliates have been recovered.
The investment advisory and administrative services agreement provides that the Advisor and its officers, managers, controlling persons and any other person or entity affiliated with, or acting on behalf of, the Advisor as our agent will not be entitled to indemnification (including reasonable attorneys’ fees and amounts reasonably paid in settlement) for any liability or loss suffered by the Advisor or such other person, nor will the Advisor or such other person be held harmless for any loss or liability suffered by us, unless: (1) the Advisor or such other person has determined, in good faith, that the course of conduct which caused the loss or liability was in our best interests; (2) the Advisor or such other person was acting on behalf of or performing services for us; (3) the liability or loss suffered was not the result of negligence or misconduct by the Advisor or such other person acting as our agent; and (4) the indemnification or agreement to hold the Advisor or such other person harmless for any loss or liability is only recoverable out of our net assets and not from our stockholders.

PORTFOLIO MANAGEMENT
The management of our investment portfolio is the responsibility of the Advisor and the Investment Committee, which is comprised of three appointees of FS Investments (currently Sean Coleman, Brian Gerson and Michael Kelly) and three appointees of KKR Credit (currently Todd Builione, Daniel Pietrzak and Ryan Wilson). The Advisor is jointly operated by an affiliate of FS Investments and by KKR Credit. The Investment Committee must unanimously approve each new investment that we make.
The members of the Investment Committee are not employed by us and receive no compensation from us in connection with their portfolio management activities.
Investment Personnel
The management of our investment portfolio is the responsibility of the Investment Committee which is comprised of three appointees of FS Investments (currently Sean Coleman, Brian Gerson and Michael Kelly) and three appointees of KKR Credit (currently Todd Builione, Daniel Pietrzak and Ryan Wilson). A team of dedicated investment professionals consisting of personnel from FS Investments and KKR Credit will provide services to us. Below is biographical information relating to the Investment Committee. For more information regarding the business experience of Messrs. Builione and Pietrzak, see “Management — Board of Directors and Executive Officers.”
Sean Coleman is the chief credit officer of FS Investments. Before joining FS Investments and its affiliated investment advisers in October 2013, Mr. Coleman worked at Golub Capital, where he served in various capacities, including as a managing director in the direct lending group and as chief financial officer and treasurer of its BDC. Before he joined Golub Capital in September 2005, Mr. Coleman worked in merchant and investment banking, including at Goldman, Sachs & Co. and Wasserstein Perella & Co. Mr. Coleman earned a B.A. in History from Princeton University and an M.B.A. with Distinction from Harvard Business School, where he received the Loeb Award for academic excellence in finance.
Brian Gerson joined FS Investments in November 2017 as its Head of Private Credit and has more than 20 years of experience in credit investing and corporate lending, with specific expertise in lending through BDCs. Mr. Gerson served as our president from December 2017 to April 2018. Prior to joining FS Investments, he most recently served as Group Head and Managing Director at LStar Capital, the credit affiliate of Lone Star Funds, from April 2015 to November 2017. At LStar, Mr. Gerson developed and maintained deep relationships with the financial sponsor community and middle market intermediaries while significantly expanding LStar’s corporate credit business. Prior to joining LStar, Mr. Gerson was a founding member of Solar Capital Partners, which serves as investment adviser to two yield-oriented BDCs. At Solar Capital, he spent seven years from January 2007 to September 2014 in various credit, origination, management, and business development roles, most recently serving as Executive Vice President of Solar Capital Limited. Prior to joining Solar Capital, Mr. Gerson spent 12 years in various positions, including Managing Director at CIBC World Markets in its Leveraged Finance and Financial Sponsors Group. Mr. Gerson graduated summa cum laude and Phi Beta Kappa from Tufts University where he earned a Bachelor of Arts in Mathematics.
Michael Kelly has served as president of FS Investments since July 2017. Mr. Kelly has also served as chief investment officer of FS Investments since January 2015. Among other things, Mr. Kelly oversees the investment management function at FS Investments. Before joining FS Investments, Mr. Kelly was the chief executive officer of ORIX USA Asset Management (“ORIX”), where he led the company’s acquisition of Robeco, a $250 billion global asset management company and the largest acquisition in ORIX’s 50-year history. Mr. Kelly started his career on Wall Street at Salomon Brothers and went on to join hedge fund pioneers Omega Advisors and Tiger Management. Mr. Kelly then helped build and lead the hedge fund firm, FrontPoint Partners, where he first served as chief investment officer and eventually co-chief executive officer. Mr. Kelly is a graduate of Cornell University and earned his M.B.A. at Stanford University. Mr. Kelly is a co-founder and board member of the Spotlight Foundation, and serves as a trustee of the Tiger Foundation and the Stanford Business School Trust.

Ryan L.G. Wilson joined KKR Credit in 2006 and is a Director. Prior to joining KKR Credit, Mr. Wilson was with PricewaterhouseCoopers, serving a variety of clients across industries. Mr. Wilson holds a B.A. in Economics with honors from Wilfrid Laurier University and a MAcc in Accounting from the University of Waterloo. He also is a CFA charterholder, Chartered Professional Accountant and a Chartered Accountant.
In addition to managing our investments, the Advisor also currently manages the Other Advised Entities:
Name	Entity	Investment Focus	Gross Assets(1)
FS Investment Corporation	BDC	Primarily invests in senior secured loans, second lien secured loans and, to a lesser extent, subordinated loans of private U.S. companies.	$4,057,505
FS Investment Corporation II	BDC	Primarily invests in senior secured loans, second lien secured loans and, to a lesser extent, subordinated loans of private U.S. companies.	$4,983,628
FS Investment Corporation III	BDC	Primarily invests in senior secured loans, second lien secured loans and, to a lesser extent, subordinated loans of private U.S. companies.	$3,773,3880
Corporate Capital Trust, Inc.	BDC	Primarily invests in senior secured loans and second lien secured loans, and to a lesser extent, subordinated loans of private U.S. companies.	$4,277,917
Corporate Capital Trust II	BDC	Primarily invests in senior secured loans and second lien secured loans, and to a lesser extent, subordinated loans of private U.S. companies.	$184,458

(1)
As of March 31, 2018. Gross assets equals total assets set forth on each respective entity’s consolidated balance sheet.

The table below shows the dollar range of shares of common stock beneficially owned as of [           ], 2018 by each member of the Investment Committee, based on the public offering price of  $[  ] as of  [           ], 2018:
Name of Investment Committee Member	Dollar Range of Equity Securities in FS Investment Corporation IV(1)
Sean Coleman		$100,001 – $500,000
Brian Gerson	$	[ ]
Michael Kelly	$	[ ]
Todd Builione		[None]
Daniel Pietrzak		[None]
Ryan Wilson		[None]

(1)
Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, $100,001 – $500,000, $500,001 – $1,000,000 or over $1,000,000.

PORTFOLIO COMPANIES
The following table sets forth certain information as of March 31, 2018 with respect to each company in which we had a debt or equity/other investment. Other than these investments, our only relationships with our portfolio companies are the managerial assistance we may separately provide to our portfolio companies, which services would be ancillary to our investments and the board observer or participation rights we may receive. As of March 31, 2018, we did not “control” and were not an “affiliated person” of any of our portfolio companies, each as defined in the 1940 Act.
In general, under the 1940 Act, we would be presumed to “control” a portfolio company if we owned more than 25% of its voting securities or we had the power to exercise control over the management or policies of such portfolio company, and would be an “affiliated person” of a portfolio company if we owned 5% or more of its voting securities.
For information relating to the value of our investments in our portfolio companies, see our unaudited consolidated schedule of investments as of March 31, 2018 at page F-6.
Name and Address of Portfolio Company	Nature of its Principal Business	Amortized Cost of Investment (in thousands)
Senior Secured Loans—First Lien
Actian Corp. 2300 Geng Road, Suite 150 Palo Alto, CA 94303	Actian is a leading provider of cloud and on premise data management and integration solutions.	1,524
AG Group Merger Sub, Inc. 125 South Wacker Drive, 27th Floor Chicago, IL 60606	Addison Group (AG Group) provides hiring and staffing services to businesses and candidates in the United States.	8,894
All Systems Holding LLC 210 Sixth Avenue, Suite 3100 Pittsburgh, PA 15222	System One (All Systems) is a leading independent human capital solutions provider in the U.S., serving a diverse set of blue-chip customers by providing highly specialized skillsets for non-discretionary and in-demand functions.	3,341
American Bath Group, LLC 435 Industrial Road Savannah, TN 38372	American Bath Group manufactures a broad selection of soakers and whirlpools, tubshowers, showers, shower pans and commercial products.	2,951
AVF Parent, LLC 6500 14 Mile Road Warren, MI 48092	Art Van Furniture is a leading furniture retailer in the Midwestern United States.	14,121
Borden Dairy Co. 8750 N. Central Expressway Suite 400 Dallas TX,75231	Borden Dairy Co. is the third largest milk processor in the United States.	4,375
Casablanca US Holdings Inc. 7 Campus Boulevard Newtown Square, PA 19073	Apple Leisure Group (Casablanca US Holdings) is a leading hospitality company in the United States.	2,402
CSafe Acquisition Co., Inc. 2900 Dryden Road Dayton, OH 45439	CSafe designs, develops and manufactures cold chain management products for the pharmaceutical industry.	261(1)
CSafe Acquisition Co., Inc. 2900 Dryden Road Dayton, OH 45439	CSafe designs, develops and manufactures cold chain management products for the pharmaceutical industry.	2,249
CSafe Acquisition Co., Inc. 2900 Dryden Road Dayton, OH 45439	CSafe designs, develops and manufactures cold chain management products for the pharmaceutical industry.	943(2)
Dade Paper & Bag, LLC 255 Route 1 & 9 Jersey City, NJ 07306	Imperial Dade is a leading distributor of foodservice disposables and janitorial supplies to a range of end markets in the eastern United States.	425
Dade Paper & Bag, LLC 255 Route 1 & 9 Jersey City, NJ 07307	Imperial Dade is a leading distributor of foodservice disposables and janitorial supplies to a range of end markets in the eastern United States.	3,336

Name and Address of Portfolio Company	Nature of its Principal Business	Amortized Cost of Investment (in thousands)
Senior Secured Loans—First Lien
Empire Today, LLC 333 Northwest Avenue Northlake, IL 60164	Empire Today operates as a shop-at-home company that provides installed flooring treatment products to customers across the United States.	2,963
FullBeauty Brands Holdings Corp. One New York Plaza New York, NY 10004	FullBeauty operates as a catalog retailer focused on apparel for plus-sized men and women.	7,000
Hudson Technologies Co. One Blue Hill Plaza Pearl River NY, 10965	Hudson Technologies, Inc. is a national distributor and provider of refrigerant gas and engineered solutions headquartered in Pearl River, NY.	5,692
Hudson Technologies Co. One Blue Hill Plaza Pearl River NY, 10965	Hudson Technologies, Inc. is a national distributor and provider of refrigerant gas and engineered solutions headquartered in Pearl River, NY.	1,359(3)
Icynene U.S. Acquisition Corp. 6747 Campobello Road Mississauga ON, L5N2L7 Canada	Icynene Inc. is global manufacturer of branded spray polyurethane foam, serving a diverse set of end markets including new custom and production residential construction, commercial construction, remodeling and specialty applications.	6,983
JSS Holdings, Inc. 180 North Stetson Avenue, 29th Floor Chicago, IL 60601	Jet Support Services (JSS) is a leading independent provider of hourly cost maintenance programs for aircraft engines and airframes.	9,863
JSS Holdings, Inc. 180 North Stetson Avenue, 29th Floor Chicago, IL 60601	Jet Support Services (JSS) is a leading independent provider of hourly cost maintenance programs for aircraft engines and airframes.	1,818(4)
Kodiak BP, LLC 1745 Shea Center Drive Suite 130 Highlands Ranch, CO 80129	Kodiak Building Partners is a diversified building products distribution platform serving a variety of end markets, geographies, and product categories.	10,515
Kodiak BP, LLC 1745 Shea Center Drive Suite 130 Highlands Ranch, CO 80129	Kodiak Building Partners is a diversified building products distribution platform serving a variety of end markets, geographies, and product categories.	3,030(5)
North Haven Cadence Buyer, Inc. 8767 East Via De Ventura Suite 200 Scottsdale AZ, 85258	Cadence Education operates as a provider of childhood and private elementary education services.	187(6)
North Haven Cadence Buyer, Inc. 8767 East Via De Ventura Suite 200 Scottsdale AZ, 85258	Cadence Education operates as a provider of childhood and private elementary education services.	5,766
North Haven Cadence Buyer, Inc. 8767 East Via De Ventura Suite 200 Scottsdale AZ, 85258	Cadence Education operates as a provider of childhood and private elementary education services.	479(7)
Power Distribution, Inc. 4200 Oakleys Court Richmond, VA 23223	Power Distribution is a leading independent designer, manufacturer and service provider of mission critical power distribution, static switching and power monitoring equipment for corporate data centers.	4,976
Propulsion Acquisition, LLC 10200 Anderson Way Cincinnati, OH 45242	Belcan (Propulsion Acquisition) is a global supplier of engineering consultancy services and technical staffing solutions to a diverse spectrum of industries.	8,242

Name and Address of Portfolio Company	Nature of its Principal Business	Amortized Cost of Investment (in thousands)
Senior Secured Loans—First Lien
Safariland, LLC 13386 International Parkway Jacksonville, FL 32218	Safariland is a provider of security and law enforcement products and services, delivering a full-range of customer-specific solutions.	4,766
Safariland, LLC 13386 International Parkway Jacksonville, FL 32218	Safariland is a provider of security and law enforcement products and services, delivering a full-range of customer-specific solutions.	1,285(8)
Sequel Youth and Family Services, LLC 1131 Eagletree Lane Huntsville AL, 35801	Sequel Youth and Family Services, LLC develops and operates programs for children, adolescents, and adults with behavioral, emotional, and physical challenges.	8,232
Sequel Youth and Family Services, LLC 1131 Eagletree Lane Huntsville AL, 35801	Sequel Youth and Family Services, LLC develops and operates programs for children, adolescents, and adults with behavioral, emotional, and physical challenges.	412(9)
SSC (Lux) Limited S.Ã r.l. 7 Rue Robert Stumper L-2557 Luxembourg	Surgical Specialties Corporation manufactures surgical products, such as suture needles, sutures, microsurgical cutting instruments, eye garters, and ophthalmic cannulas.	4,545
Strike, LLC 1800 Hughes Landing Boulevard, Suite 500 The Woodlands, TX 77380	Strike is a midstream infrastructure services provider to various sectors of the oil, gas, utility and power industries.	302
Trace3, LLC 7565 Irvine Center Drive, Suite 200 Irvine, CA 92618	Trace3 is a leading technology solutions value-added reseller to predominantly West Coast enterprise customers.	3,105
USI Senior Holdings, Inc. 445 Minnesota Street, Suite 2500 St. Paul, MN 55101	United Subcontractors (USI) is a leading provider of installation, construction and distribution services to the residential and commercial construction markets.	5,787
Westbridge Technologies, Inc. 3200 Stuck River Drive Auburn, WA 98092	Westbridge Technologies Inc. is a leading global software company focused on the highest priority cyber intelligence needs of governments around the world.	2,892
York Risk Services Holding Corp. One Upper Pond Road, Building F— 4th Floor Parsippany, NJ 07054	York Risk Services is a third-party administrator of insurance-related services in the United States, providing integrated claims management and managed care services for clients in select, specialty markets.	981
Senior Secured Loans—Second Lien
Chisholm Oil and Gas Operating, LLC 6100 South Yale Avenue, Suite 1700 Tulsa, OK 74136	Chisholm Oil and Gas is a private exploration and production operator.	6,000
JW Aluminum Co. 435 Old Mount Holly Road Mt. Holly SC, 29445	JW Aluminum, Inc. manufactures and supplies specialty flat rolled aluminum products for use in consumer and commercial applications.	777
LBM Borrower, LLC 1000 Corporate Grove Drive Buffalo Grove, IL 60089	U.S. LBM Holdings, LLC is a leading distributor of specialty building materials in the United States.	2,381

Name and Address of Portfolio Company	Nature of its Principal Business	Amortized Cost of Investment (in thousands)
Senior Secured Loans—Second Lien
LTI Holdings, Inc. 5960 Inglewood Drive, Suite 115 Pleasanton, CA 94588	Boyd Corporation (LTI) is a designer and manufacturer of specialty material-based energy management and environmental sealing solutions to the mobile computing, consumer electronics, transportation, data storage and aerospace end markets.	2,946
TKC Holdings, Inc. 1260 Andes Boulevard St. Louis, MO 63132	TKC Holdings is a provider of commissary, food service and related technology products to the U.S. corrections industry.	8,487
TravelCLICK, Inc. 7 Times Square, 38th Floor New York, NY 10036	TravelClick is a provider of reservation solutions, business intelligence and digital marketing solutions to the global hospitality industry.	6,025

Senior Secured Bonds
AssuredPartners, Inc. 200 Colonial Center Parkway, Suite 140 Lake Mary, FL 32746	AssuredPartners acquires and invests in insurance-brokerage businesses, including property and casualty, employee benefits, surety, and wholesale operations.	5,682
Avantor, Inc. 3477 Corporate Parkway Center Valley, PA 18034	Avantor is a global manufacturer and distributor of high-quality products, services and solutions to professionals in the life sciences and advanced technologies industries.	1,282
Black Swan Energy Ltd. Bow Valley Square Tower IV 250-6th Avenue SW, Suite 2700 Calgary, Alberta T2P 3H7 Canada	Black Swan Energy is a private exploration and production company focused on the liquids-rich window of the Montney Shale in northeast British Columbia.	1,334
CSVC Acquisition Corp. 1780 Hughes Landing Boulevard, Suite 1000 The Woodlands, TX 77380	APTIM (CSVC) is a leading maintenance, environmental and engineering, procurement and construction program management and emergency response firm.	9,183
Velvet Energy Ltd. 308 4th Avenue SW, Suite 1500 Calgary, AB T2P 0H7	Velvet Energy is a privately-held crude oil & natural gas exploration and production company that explores for, develops, acquires and produces crude oil and natural gas in Western Canada.	3,000
Subordinated Debt
Ascent Resources Utica Holdings, LLC 3501 NW 63rd Street Oklahoma City, OK 73116	Ascent Resources is a privately owned exploration and production company that acquires and develops unconventional resources in the Utica Shale.	10,000
Avantor, Inc. 3477 Corporate Parkway Center Valley, PA 18034	Avantor is a global manufacturer and distributor of high-quality products, services and solutions to professionals in the life sciences and advanced technologies industries.	12,502
CEC Entertainment, Inc. 1707 Market Place Boulevard, Suite 200 Irving, TX 75063	Chuck-E-Cheese (CEC) is an entertainment and restaurant-oriented chain across the United States.	6,930
Coveris Holdings S.A. 1B, rue Heienhaff L-1736 Senningerberg, Luxembourg	Coveris is a leading global producer of flexible and rigid packaging products.	14,458

Name and Address of Portfolio Company	Nature of its Principal Business	Amortized Cost of Investment (in thousands)
Subordinated Debt
Exterran Energy Solutions, L.P. 4444 Brittmoore Houston, TX 77041	Exterran Energy Solutions is a global leader in oil and gas production equipment, natural gas compression, produced water treatment solutions and gas processing and treating.	5,143
Great Lakes Dredge & Dock Corp. 2122 York Road Oak Brook, IL 60523	Great Lakes Dredge & Dock is a leading provider of dredging services in the United States.	7,000
P.F. Chang’s China Bistro, Inc. 7676 East Pinnacle Peak Road Scottsdale, AZ 85255	P.F. Chang’s owns and operates restaurants in the United States.	3,687
S1 Blocker Buyer Inc. 210 Sixth Avenue, Suite 3100 Pittsburgh, PA 15222	System One (All Systems) is a leading independent human capital solutions provider in the U.S., serving a diverse set of blue-chip customers by providing highly specialized skillsets for non-discretionary and in-demand functions.	8
York Risk Services Holding Corp. One Upper Pond Road, Building F— 4th Floor Parsippany, NJ 07054	York Risk Services is a third-party administrator of insurance-related services in the United States, providing integrated claims management and managed care services for clients in select, specialty markets.	8,266
Name and Address of Portfolio Company	Nature of its Principal Business	Title of Securities Held by Us	Percentage of Class Held	Amortized Cost of Investment (in thousands)
Equity/Other
ASG Everglades Holdings, Inc. 708 Goodlette Road North Naples, FL 34102	ASG provides a variety of software and services for enterprise performance, operations and application management.	Warrants	0.1%	344(10)
Chisholm Oil and Gas, LLC 6100 South Yale Avenue Suite 1700 Tulsa, OK 74136	Chisholm Oil and Gas is a private exploration and production operator.	Common Equity	0.5%	71(10)
CSF Group Holdings, Inc. 2900 Dryden Road Dayton, OH 45439	CSafe designs, develops and manufactures cold chain management products for the pharmaceutical industry.	Common Equity	0.0%	18(10)
Escape Velocity Holdings, Inc. 7565 Irvine Center Drive, Suite 200 Irvine, CA 92618	Trace3 is a leading technology solutions value-added reseller to predominantly West Coast enterprise customers.	Common Equity	0.1%	15(10)
H.I.G. Empire Holdco, Inc. 333 Northwest Avenue Northlake, IL 60164	Empire Today operates as a shop-at-home company that provides installed flooring treatment products to customers across the United States.	Common Equity	1.4%	41(10)
JSS Holdco, LLC 180 North Stetson Avenue, 29th Floor Chicago, IL 60601	Jet Support Services (JSS) is a leading independent provider of hourly cost maintenance programs for aircraft engines and airframes.	Other Equity	0.1%	—(10)
JW Aluminum Co. 435 Old Mount Holly Road Mt. Holly SC, 29445	JW Aluminum, Inc. manufactures and supplies specialty flat rolled aluminum products for use in consumer and commercial applications.	Common Equity	0.4%	—(10)
JW Aluminum Co. 435 Old Mount Holly Road Mt. Holly SC, 29445	JW Aluminum, Inc. manufactures and supplies specialty flat rolled aluminum products for use in consumer and commercial applications.	Preferred Equity	3.7%	3,317(10)
North Haven Cadence TopCo, LLC 8767 East Via De Ventura Suite 200 Scottsdale AZ, 85258	Cadence Education operates as a provider of childhood and private elementary education services.	Common Equity	0.1%	208(10)

Name and Address of Portfolio Company	Nature of its Principal Business	Title of Securities Held by Us	Percentage of Class Held	Amortized Cost of Investment (in thousands)
Equity/Other
PDI Parent LLC 4200 Oakleys Court Richmond, VA 23223	Power Distribution is a leading independent designer, manufacturer and service provider of mission critical power distribution, static switching and power monitoring equipment for corporate data centers.	Common Equity	0.3%	231(10)
S1 Blocker Buyer Inc. 210 Sixth Avenue, Suite 3100 Pittsburgh, PA 15222	System One (All Systems) is a leading independent human capital solutions provider in the U.S., serving a diverse set of blue-chip customers by providing highly specialized skillsets for non-discretionary and in-demand functions.	Common Equity	1.6%	39(10)
SSC Holdco Limited 7 Rue Robert Stumper L-2557 Luxembourg	Surgical Specialties Corporation manufactures surgical products, such as suture needles, sutures, microsurgical cutting instruments, eye garters, and ophthalmic cannulas.	Common Equity	0.1%	227(10)

(1)
Amount includes a $261 unfunded commitment for CSafe Acquisition Co., Inc.

(2)
Amount includes a $943 unfunded commitment for CSafe Acquisition Co., Inc.

(3)
Amount includes a $1,359 unfunded commitment for Hudson Technologies Co.

(4)
Amount includes a $1,818 unfunded commitment for JSS Holdings, Inc.

(5)
Amount includes a $3,030 unfunded commitment for Kodiak BP, LLC

(6)
Amount includes a $187 unfunded commitment for North Haven Cadence Buyer, Inc.

(7)
Amount includes a $479 unfunded commitment for North Haven Cadence Buyer, Inc.

(8)
Amount includes a $1,285 unfunded commitment for Safariland, LLC

(9)
Amount includes a $412 unfunded commitment for Sequel Youth and Family Services, LLC

(10)
Percentage of class held is calculated on a fully diluted basis and is based on the best available information at the time of calculation.

INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES AGREEMENT
Overview of the Advisor
Management Services and Responsibilities
The Advisor is registered as an investment adviser under the Advisers Act and serves as our investment adviser pursuant to the investment advisory and administrative services agreement in accordance with the 1940 Act. As an investment adviser registered under the Advisers Act, the Advisor has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, the Advisor has a fiduciary responsibility for the safekeeping and use of all our funds and assets, whether or not in its immediate possession or control. As such, the Advisor may not employ, or permit another to employ, our funds or assets in any manner except for our exclusive benefit. The Advisor is prohibited from contracting away the fiduciary obligation owed to us and our stockholders under common law.
Subject to the overall supervision of our board of directors, the Advisor oversees our day-to-day operations and provides us with investment advisory services. Under the terms of the investment advisory and administrative services agreement, the Advisor:
•
determines the composition and allocation of our investment portfolio, the nature and timing of any changes therein and the manner of implementing such changes;

•
identifies, evaluates and negotiates the structure of the investments we make;

•
executes, monitors and services our investments;

•
places orders with respect to, and arranges for, any investments we make;

•
determines the securities and other assets that we will purchase, retain or sell;

•
performs due diligence on prospective portfolio companies; and

•
provides us with such other investment advisory, research and related services as we may, from time to time, reasonably request or require for the investment of our funds.

The Advisor will also seek to ensure that we maintain adequate reserves for normal replacements and contingencies (but not for payment of fees payable to it) by causing us to retain a reasonable percentage of offering proceeds, revenues or other sources of reserves. The Advisor’s services under the investment advisory and administrative services agreement may not be exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired. In addition, the Advisor performs certain administrative services under the investment advisory and administrative services agreement. See “Administrative Services.”
Advisory Fees
We pay the Advisor a fee for its services under the investment advisory and administrative services agreement consisting of two components — an annual base management fee based on the average weekly value of our gross assets and an incentive fee based on our performance. The cost of both the base management fee payable to the Advisor and any incentive fees it earns are ultimately borne by our stockholders.
Base Management Fee
The base management fee is calculated at an annual rate of 1.50% of the average weekly value of our gross assets. The base management fee is payable quarterly in arrears and is calculated based on the average weekly value of our gross assets during the most recently completed calendar quarter. The base management fee may or may not be taken in whole or in part at the discretion of the Advisor. All or any part of the base management fee not taken as to any quarter will be deferred without interest and may be taken in such other quarter as the Advisor shall determine. The base management fee for any partial month or quarter will be appropriately prorated.

Incentive Fee
The incentive fee consists of two parts. The first part of the incentive fee, which is referred to as the subordinated incentive fee on income, is calculated and payable quarterly in arrears based upon our “pre-incentive fee net investment income” for the immediately preceding quarter. The subordinated incentive fee on income is subject to a quarterly hurdle rate, expressed as a rate of return on adjusted capital for the most recently completed calendar quarter, equal to 1.75% (7.0% annualized), or the hurdle rate, subject to a “catch up” feature. For purposes of this fee, “adjusted capital” means cumulative gross proceeds generated from sales of shares of our common stock (including proceeds from our distribution reinvestment plan) reduced for amounts paid for share repurchases pursuant to our share repurchase program. For this purpose, “pre-incentive fee net investment income” means interest income, dividend income and any other income (including any other fees, other than fees for providing managerial assistance, such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses reimbursed to the Advisor under the investment advisory and administrative services agreement and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee and distribution fees). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. The calculation of the subordinated incentive fee on income for each quarter is as follows:
•
No subordinated incentive fee is payable to the Advisor in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle rate;

•
100% of our pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than or equal to 2.1875% in any calendar quarter (8.75% annualized) will be payable to the Advisor. We refer to this portion of our pre-incentive fee net investment income (which exceeds the hurdle rate but is less than or equal to 2.1875%) as the “catch-up.” The “catch-up” provision is intended to provide the Advisor with an incentive fee of 20.0% on all of our pre-incentive fee net investment income when our pre-incentive fee net investment income reaches 2.1875% in any calendar quarter; and

•
20.0% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized) will be payable to the Advisor once the hurdle rate is reached and the catch-up is achieved (20.0% of all pre-incentive fee net investment income thereafter is allocated to the Advisor).

The following is a graphical representation of the calculation of the income-related portion of the incentive fee:
Quarterly Subordinated Incentive Fee on Income
Pre-incentive fee net investment income
(expressed as a percentage of adjusted capital)

Percentage of pre-incentive fee net investment income allocated to income-related portion of incentive fee
These calculations will be appropriately pro rated for any period of less than three months and adjusted, if appropriate, for any equity capital raises or repurchases during the applicable calendar quarter.
The second part of the incentive fee, which is referred to as the incentive fee on capital gains, is determined and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory and administrative services agreement). Such fee will equal 20.0% of our incentive fee on capital gains, which equals our realized capital gains on a cumulative basis from inception, is calculated as of the end of the applicable period, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fee on capital gains. Based on an interpretation of the applicable language in the Advisers Act by the staff of the Division of Investment Management of the SEC, we will “look through” our TRS in calculating the incentive fee on capital gains. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Critical Accounting Policies — Capital Gains Incentive Fee” for a discussion of the treatment of the TRS with respect to the calculation of the incentive fee on capital gains.
All percentages are based on average adjusted capital as defined above.
Example 1: Subordinated Incentive Fee on Income for Each Calendar Quarter*
Scenario 1
Assumptions
Investment income (including interest, dividends, fees, etc.) = 1.25%
Hurdle rate(1) = 1.75%
Base management fee(2) = 0.375%
Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.2%
Pre-incentive fee net investment income
(investment income — (base management fee + other expenses)) = 0.675%
Pre-incentive fee net investment income does not exceed the hurdle rate, therefore there is no subordinated incentive fee on income payable.
Scenario 2
Assumptions
Investment income (including interest, dividends, fees, etc.) = 2.675%
Hurdle rate(1) = 1.75%
Base management fee(2) = 0.375%
Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.2%
Pre-incentive fee net investment income
(investment income — (base management fee + other expenses)) = 2.1%
Subordinated incentive fee on income = 100% × pre-incentive fee net investment income
(subject to “catch-up”)(4)
= 100% × (2.1% – 1.75%)
= 0.35%

Pre-incentive fee net investment income exceeds the hurdle rate, but does not fully satisfy the “catch-up” provision, therefore the subordinated incentive fee on income is 0.35%.
Scenario 3
Assumptions
Investment income (including interest, dividends, fees, etc.) = 3.5%
Hurdle rate(1) = 1.75%
Base management fee(2) = 0.375%
Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.2%
Pre-incentive fee net investment income
(investment income — (base management fee + other expenses)) = 2.925%
Catch up = 100% × pre-incentive fee net investment income (subject to “catch-up”)(4)
Subordinated incentive fee on income = 100% × “catch-up” + (20.0% × (pre-incentive fee net investment income — 2.1875%))
Catch up	= 2.1875% – 1.75%
= 0.4375%
Subordinated incentive fee on income = (100% × 0.4375%) + (20.0% × (2.925% – 2.1875%))
= 0.4375% + (20.0% × 0.7375%)
= 0.4375% + 0.1475%
= 0.585%
Pre-incentive fee net investment income exceeds the hurdle rate and fully satisfies the “catch-up” provision, therefore the subordinated incentive fee on income is 0.585%.

(1)
Represents 7.0% annualized hurdle rate.

(2)
Represents 1.50% annualized base management fee on average weekly gross assets. Examples assume assets are equal to adjusted capital.

(3)
Excludes organization and offering costs, incentive fees and distribution fees.

(4)
The “catch-up” provision is intended to provide the Advisor with an incentive fee of 20.0% on all pre-incentive fee net investment income when our net investment income exceeds 2.1875% in any calendar quarter.

Example 2: Incentive Fee on Capital Gains*
Scenario 1
Assumptions
Year 1:
$20 million investment made in Company A (“Investment A”), and $30 million investment made in Company B (“Investment B”).

Year 2:
Investment A sold for $50 million and fair market value (“FMV”) of Investment B determined to be $32 million.

Year 3:
FMV of Investment B determined to be $25 million.

Year 4:
Investment B sold for $31 million.

The incentive fee on capital gains would be:
Year 1:
None.

Year 2:
Incentive fee on capital gains of  $6 million ($30 million realized capital gains on sale of Investment A multiplied by 20.0%).

Year 3:
None because $5 million (20.0% multiplied by ($30 million cumulative realized capital gains less $5 million cumulative capital depreciation)) less $6 million (previous capital gain incentive fee paid to the Advisor in Year 2) is less than $0.

Year 4:
Incentive fee on capital gains of  $200,000 because $6.2 million ($31 million cumulative realized capital gains multiplied by 20.0%) less $6 million (previous capital gain incentive fee paid to the Advisor in Year 2) is $200,000.

Scenario 2
Assumptions
Year 1:
$20 million investment made in Company A (“Investment A”), $30 million investment made in Company B (“Investment B”) and $25 million investment made in Company C (“Investment C”).

Year 2:
Investment A sold for $50 million, FMV of Investment B determined to be $25 million and FMV of Investment C determined to be $25 million.

Year 3:
FMV of Investment B determined to be $27 million and Investment C sold for $30 million.

Year 4:
FMV of Investment B determined to be $35 million.

Year 5:
Investment B sold for $20 million.

The incentive fee on capital gains, if any, would be:
Year 1:
None.

Year 2:
$5 million incentive fee on capital gains because 20.0% multiplied by $25 million ($30 million realized capital gains on Investment A less unrealized capital depreciation on Investment B) is $5 million.

Year 3:
$1.4 million incentive fee on capital gains because $6.4 million (20.0% multiplied by $32 million ($35 million cumulative realized capital gains less $3 million unrealized capital depreciation)) less $5 million capital gain incentive fee paid to the Advisor in Year 2 is $1.4 million.

Year 4:
None.

Year 5:
None because $5 million (20.0% multiplied by $25 million (cumulative realized capital gains of  $35 million less realized capital losses of  $10 million)) less $6.4 million cumulative capital gain incentive fee paid to the Advisor in Year 2 and Year 3 is less than $0.

*
The returns shown are for illustrative purposes only. No subordinated incentive fee on income is payable to the Advisor in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle rate. Positive returns are shown to demonstrate the fee structure and there is no guarantee that positive returns will be realized. Actual returns may vary from those shown in the examples above.

Payment of Our Expenses
Our primary operating expenses include the payment of management and incentive fees and other expenses under the investment advisory and administrative services agreement, interest expense from financing arrangements and other expenses necessary for our operations. The management and incentive fees compensate the Advisor for its work in identifying, evaluating, negotiating, executing, monitoring and servicing our investments. We bear all other expenses of our operations and transactions, including (without limitation) fees and expenses relating to:
•
corporate and organization expenses relating to offerings of each class of our common stock, subject to limitations included in the investment advisory and administrative services agreement;

•
the cost of calculating the net asset value for each share class, as applicable, including the cost of any third-party pricing or valuation services;

•
the cost of effecting sales and repurchases of shares of each class of our common stock and other securities;

•
investment advisory fees;

•
fees payable to third parties including, without limitation, agents, consultants or other advisors, relating to, or associated with, making investments, monitoring investments and valuing investments, including fees and expenses associated with performing due diligence reviews of prospective investments;

•
interest payments on our debt or related obligations;

•
transfer agent and custodial fees;

•
research and market data (including news and quotation equipment and services, and any computer hardware and connectivity hardware (e.g., telephone and fiber optic lines) incorporated into the cost of obtaining such research and market data);

•
fees and expenses associated with marketing efforts;

•
federal and state registration or notification fees;

•
federal, state and local taxes;

•
fees and expenses of directors not also serving in an executive officer capacity for us or the Advisor;

•
costs of proxy statements, stockholders’ reports and notices and other filings;

•
fidelity bond, directors and officers/errors and omissions liability insurance and other insurance premiums;

•
direct costs such as printing, mailing, long distance telephone and staff costs;

•
fees and expenses associated with accounting, corporate governance, government and regulatory affairs activities, independent audits and outside legal costs;

•
costs associated with our reporting and compliance obligations under the 1940 Act and applicable federal and state securities laws, including compliance with the Sarbanes-Oxley Act;

•
all costs of registration and listing our common stock or other securities on any securities exchange;

•
brokerage commissions for our investments;

•
all other expenses incurred by the Advisor, any sub-adviser or us in connection with administering our business, including expenses incurred by the Advisor or any sub-adviser in performing administrative services for us and administrative personnel paid by the Advisor or any sub-adviser, to the extent they are not controlling persons of the Advisor, a sub-adviser or any of their respective affiliates, subject to the limitations included in the investment advisory and administrative services agreement; and

•
any expenses incurred outside of the ordinary course of business, including, without limitation, costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or similar proceeding and indemnification expenses as provided for in our charter or bylaws.

Reimbursement of the Advisor for Administrative Services
We reimburse the Advisor for expenses necessary to perform services related to our administration and operations, including the Advisor’s allocable portion of the compensation and related expenses of certain personnel of FS Investments and KKR Credit providing administrative services to us on behalf of the Advisor. The amount of this reimbursement is set at the lesser of  (1) the Advisor’s actual costs incurred in providing such services and (2) the amount that we estimate we would be required to pay alternative service providers for comparable services in the same geographic location. The Advisor is required to allocate the cost of such services to us based on factors such as assets, revenues, time allocations and/or other reasonable metrics consistent with past practice (but solely to the extent such past practice is not inconsistent with the policies of the Advisor). Our board of directors reviews the methodology employed in determining how the expenses are allocated to us and the proposed allocation of administrative expenses among us and certain affiliates of the Advisor. Our board of directors then assess the reasonableness of such reimbursements for expenses allocated to us based on the breadth, depth and quality of such services as compared to the estimated cost to us of obtaining similar services from third-party service providers known to be available. In addition, our board of directors considers whether any single third-party service provider would be capable of providing all such services at comparable cost and quality. Finally, our board of directors, among other things, compares the total amount paid to the Advisor for such services as a percentage of our net assets to the same ratio as reported by other comparable BDCs. We do not reimburse the Advisor for any services for which it receives a separate fee, or for rent, depreciation, utilities, capital equipment or other administrative items allocated to a controlling person of the Advisor.
Duration and Termination
The investment advisory and administrative services agreement became effective on April 9, 2018, after the approval by our stockholders at a special meeting of stockholders on March 26, 2018. Unless earlier terminated as described below, the investment advisory and administrative services agreement will remain in effect for a period of two years from the effective date and will remain in effect from year-to-year thereafter if approved annually by our board of directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not interested persons. An affirmative vote of the holders of a majority of our outstanding voting securities is also necessary in order to make material amendments to the investment advisory and administrative services agreement.
The investment advisory and administrative services agreement will automatically terminate in the event of its assignment. As required by the 1940 Act, the investment advisory and administrative services agreement provides that we may terminate the agreement without penalty upon 60 days’ written notice to the Advisor upon the vote of a majority of our outstanding voting securities or by a vote of our board of directors. If the Advisor wishes to voluntarily terminate the investment advisory and administrative services agreement, it must give us a minimum of 60 days’ notice prior to termination and must pay all expenses associated with its termination. We may terminate the Advisor’s interest in our revenues, expenses, income, losses, distributions and capital by payment of an amount equal to the then-present fair market value of the interest, determined by agreement between us and the

Advisor. If we cannot agree on such amount, it will be determined in accordance with the then-current rules of the American Arbitration Association. The expenses of such arbitration shall be borne equally. The method of payment to the Advisor must be fair and must protect our solvency and liquidity.
Without the vote of a majority of our outstanding voting securities, our investment advisory and administrative services agreement may not be materially amended, nor may the Advisor cause us to engage in a merger or other reorganization. In addition, should we or the Advisor elect to terminate the investment advisory and administrative services agreement, a new investment adviser may not be appointed without approval of a majority of our outstanding common stock, except in limited circumstances where a temporary adviser may be appointed without stockholder consent, consistent with the 1940 Act, for a time period not to exceed 150 days following the date on which the previous contract terminates.
Prohibited Activities
Our charter prohibits the following activities between us and the Advisor and its affiliates:
•
We may not purchase or lease assets in which the Advisor or its affiliates have an interest unless we disclose the terms of the transaction to our stockholders, the assets are sold or leased upon terms that are reasonable to us and the price does not exceed the lesser of cost or fair market value, as determined by an independent expert;

•
We may not acquire assets in exchange for shares of our common stock;

•
The Advisor and its affiliates may not acquire assets from us unless approved by our stockholders in accordance with our charter;

•
We may not lease assets to the Advisor or its affiliates unless we disclose the terms of the transaction to our stockholders and such terms are fair and reasonable to us;

•
We may not make any loans to the Advisor or its affiliates except for the advancement of funds as permitted by our charter;

•
We may not pay a commission or fee, either directly or indirectly to the Advisor or its affiliates, except as otherwise permitted by our charter, in connection with the reinvestment of cash flows from operations and available reserves or of the proceeds of the resale, exchange or refinancing of our assets;

•
The Advisor and its affiliates may not charge duplicate fees to us; and

•
The Advisor and its affiliates may not provide financing to us with a term in excess of 12 months. In connection with any such financing, the Advisor may not receive interest in excess of the lesser of its cost of funds or the amounts that would be charged by unrelated lending institutions on comparable loans for the same purpose. The Advisor also may not receive a prepayment charge or penalty in connection with any such financing.

In addition, the investment advisory and administrative services agreement prohibits the Advisor and its affiliates from receiving or accepting any rebate, give-up or similar arrangement that is prohibited under federal or state securities laws. The Advisor and its affiliates are also prohibited from participating in any reciprocal business arrangement that would circumvent provisions of federal or state securities laws governing conflicts of interest or investment restrictions. The Advisor and its affiliates will not have the exclusive right to sell or exclusive employment to sell our assets. The Advisor and its affiliates are prohibited from entering into any agreement, arrangement or understanding that would circumvent restrictions against dealing with affiliates or promoters under applicable federal or state securities laws. The Advisor may not commingle our funds with the funds of any other entity or individual.

Indemnification
The investment advisory and administrative services agreement provides that the Advisor and any sub-adviser (and their officers, managers, partners, members (and their members, including the owners of their members), agents, employees, controlling persons (as defined in the 1940 Act) and any other person or entity affiliated with, or acting on behalf of, the Advisor or sub-adviser) shall not be entitled to indemnification (including reasonable attorneys’ fees and amounts reasonably paid in settlement) for any liability or loss suffered by the Advisor or such other person, nor will the Advisor or such other person be held harmless for any loss or liability suffered by us, unless: (1) the Advisor or such other person has determined, in good faith, that the course of conduct which caused the loss or liability was in our best interests; (2) the Advisor or such other person was acting on behalf of or performing services for us; (3) the liability or loss suffered was not the result of negligence or misconduct by the Advisor or such other person acting as our agent; and (4) the indemnification or agreement to hold the Advisor or such other person harmless for any loss or liability suffered by us is only recoverable out of our net assets and not from our stockholders. We maintain a joint liability insurance policy with our affiliates, including the Advisor. The premiums for this policy are allocated across all insureds based on, among other things, the proportional share of the premium that we and our affiliates would pay had we purchased our policies separately and the asset base of each such entity. The independent directors of our board of directors must review and approve our allocation on an annual basis. As a result, the Advisor bears the cost of its own liability insurance.
Organization of the Advisor
The Advisor was formed on January 8, 2018 as a Delaware limited liability company that is registered as an investment adviser under the Advisers Act and is jointly operated by an affiliate of FS Investments and by KKR Credit. The principal address of the Advisor is 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112.
Board Approval of the Investment Advisory and Administrative Services Agreement
Our investment advisory and administrative services agreement was approved by our board of directors on November 28, 2017 and became effective on April 9, 2018, after the approval by our stockholders at a special meeting of stockholders on March 26, 2018. After an initial two-year term, the investment advisory and administrative services agreement must be re-approved annually by our board of directors. Such approval must be made in accordance with, and on the basis of an evaluation satisfactory to our board of directors as required by, Section 15(c) of the 1940 Act and applicable rules and regulations thereunder, including a consideration of, among other factors, (i) the nature, quality and extent of the advisory and other services to be provided under the agreement, (ii) the investment performance of the personnel who manage investment portfolios with objectives similar to ours, (iii) comparative data with respect to advisory fees or similar expenses paid by other BDCs with similar investment objectives and (iv) information about the services to be performed and the personnel performing such services under the agreement.

ADMINISTRATIVE SERVICES
The Advisor is reimbursed for administrative expenses it incurs on our behalf overseeing our day-to-day operations, including the provision of general ledger accounting, fund accounting, legal services, investor relations and other administrative services. The Advisor also performs, or oversees the performance of, our corporate operations and required administrative services, which includes being responsible for the financial records that we are required to maintain and preparing reports for our stockholders and reports filed with the SEC. In addition, the Advisor assists us in calculating the net asset value for each class of our shares, overseeing the preparation and filing of tax returns and the printing and dissemination of reports to our stockholders, and generally overseeing the payment of our expenses and the performance of administrative and professional services rendered to us by others.
We reimburse the Advisor for expenses necessary to perform services related to our administration and operations, including the Advisor’s allocable portion of the compensation and related expenses of certain personnel of FS Investments and KKR Credit providing administrative services to us on behalf of the Advisor. The amount of this reimbursement is set at the lesser of  (1) the Advisor’s actual costs incurred in providing such services and (2) the amount that we estimate we would be required to pay alternative service providers for comparable services in the same geographic location. The Advisor is required to allocate the cost of such services to us based on factors such as assets, revenues, time allocations and/or other reasonable metrics consistent with past practice (but solely to the extent such past practice is not inconsistent with the policies of the Advisor). Our board of directors reviews the methodology employed in determining how the expenses are allocated to us and the proposed allocation of the administrative expenses among us and certain affiliates of the Advisor. Our board of directors then assesses the reasonableness of such reimbursements for expenses allocated to us based on the breadth, depth and quality of such services as compared to the estimated cost to us of obtaining similar services from third-party service providers known to be available. In addition, our board of directors considers whether any single third-party service provider would be capable of providing all such services at comparable cost and quality. Finally, our board of directors, among other things, compares the total amount paid to the Advisor for such services as a percentage of our net assets to the same ratio as reported by other comparable BDCs. We will not reimburse the Advisor for any services for which it will receive a separate fee, or for rent, depreciation, utilities, capital equipment or other administrative items allocated to a controlling person of the Advisor.
We have also contracted with State Street to provide various accounting and administrative services, including, but not limited to, preparing preliminary financial information for review by the Advisor, preparing and monitoring expense budgets, maintaining accounting and corporate books and records, processing trade information provided by us and performing testing with respect to RIC compliance.
For a discussion of the indemnification provisions in the investment advisory and administrative services agreement, see “Investment Advisory and Administrative Services Agreement —  Indemnification.”
Historically, we received administrative services from FSIC IV Advisor pursuant to the FSIC IV Advisor investment advisory and administrative services agreement. Pursuant to the FSIC IV Advisor investment advisory and administrative services agreement, we reimbursed FSIC IV Advisor for expenses necessary to perform services related to our administration and operations, including FSIC IV Advisor’s allocable portion of the compensation and related expenses of certain personnel of FS Investments providing administrative services to us on behalf of FSIC IV Advisor. For details of the amounts we reimbursed FSIC IV Advisor during the three months ended March 31, 2018 and the years ended December 31, 2017 and 2016, see “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Compensation of the Advisor.”

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Our executive officers, certain of our directors and certain professionals of FS Investments and KKR Credit who perform services for us on behalf of the Advisor are also officers, directors, trustees, managers, and/or key professionals of FS Investments, KKR Credit, our dealer manager, other BDCs affiliated with us and other funds affiliated with FS Investments and KKR Credit. These persons have legal obligations with respect to those entities that are similar to their obligations to us. In the future, these persons and other affiliates of FS Investments and KKR Credit may organize other debt-related programs and acquire for their own account debt-related investments that may be suitable for us.
Investment Advisory and Administrative Services Agreement
Pursuant to the investment advisory and administrative services agreement, the Advisor provides us with investment advisory services for which we pay the Advisor a base management fee of 1.50% of the average weekly value of our gross assets and an incentive fee based on our performance.
Pursuant to the investment advisory and administrative services agreement, the Advisor also oversees our day-to-day operations, including the provision of general ledger accounting, fund accounting, legal services, investor relations and other administrative services. In addition, the Advisor performs, or oversees the performance of, our corporate operations and required administrative services, which includes being responsible for the financial records that we are required to maintain and preparing reports for our stockholders and reports filed with the SEC. The Advisor also assists us in calculating our net asset value, overseeing the preparation and filing of tax returns and the printing and dissemination of reports to our stockholders, and generally overseeing the payment of our expenses and the performance of administrative and professional services rendered to us by others. We reimburse the Advisor for expenses necessary to perform services related to our administration and operations. The Advisor is entitled to receive up to [•]% of the gross proceeds raised in our continuous public offering until all offering costs and organization expenses funded by the Advisor or its affiliates have been recovered.
See “Investment Advisory and Administrative Services Agreement” for additional information about the services the Advisor provides to us, how fees to the Advisor are determined and our obligations to reimburse the Advisor for administrative expenses and offering costs.
See “Management’s Discussion and Analysis of Financial Condition and Operations — Related Party Transactions — Compensation of the Investment Adviser and Dealer Manager” for a summary of the fees and expenses we accrued under the FSIC IV investment advisory and administrative services agreement during the three months ended March 31, 2018 and the years ended December 31, 2017 and 2016.
Allocation of the Advisor’s Time
We rely on the Advisor to manage our day-to-day activities and to implement our investment strategies. The Advisor, FS Investments, KKR Credit and certain of their affiliates are presently, and plan in the future to continue to be, involved with activities which are unrelated to us. As a result of these activities, the Advisor, FS Investments, KKR Credit and certain of their affiliates will have conflicts of interest in allocating their time between us and other activities in which they are or may become involved, including the management of the Other Advised Entities. The Advisor, FS Investments, KKR Credit and their employees will devote only as much of its or their time to our business as the Advisor, FS Investments and KKR Credit, in their judgment, determine is reasonably required, which will be substantially less than their full time. Therefore, the Advisor, its personnel and certain affiliates may experience conflicts of interest in allocating management time, services and functions among us and any other business ventures in which they or any of their key personnel, as applicable, are or may become involved. This could result in actions that are more favorable to other affiliated entities than to us.
However, we believe that the members of the Advisor’s senior management and the other key debt finance professionals have sufficient time to fully discharge their responsibilities to us and to the other businesses in which they are involved. We believe that our affiliates and executive officers will devote the time required to manage our business and expect that the amount of time a particular executive officer or affiliate devotes to us will vary during the course of the year and depend on our business activities at the given time. We expect that our executive officers and affiliates will generally devote more time to programs raising and investing capital than to programs that have completed their offering stages, though from time to time each program will have its unique demands. Because many of the operational aspects involved with managing us and the Other Advised Entities are similar, there are significant efficiencies created by the Advisor providing services to such entities. For example, the Advisor has streamlined the structure for financial reporting, internal controls and investment approval processes for us and the Other Advised Entities.
Competition and Allocation of Investment Opportunities
Concurrent with our continuous public offering, the Advisor and its affiliates are simultaneously providing investment advisory services to other affiliated entities, including the Other Advised Entities. The Advisor may determine that it is appropriate for us and one or more other investment accounts managed by the Advisor or any of its affiliates to participate in an investment opportunity. To the extent we are able to make co-investments with investment accounts managed by the Advisor or its affiliates, these co-investment opportunities may give rise to conflicts of interest or perceived conflicts of interest among us and the other participating accounts. In addition, conflicts of interest or perceived conflicts of interest may also arise in determining which investment opportunities should be presented to us and other participating accounts.
To mitigate these conflicts, the Advisor will seek to execute such transactions on a fair and equitable basis and in accordance with its allocation policies, taking into account various factors, which may include: the source of origination of the investment opportunity; investment objectives and strategies; tax considerations; risk, diversification or investment concentration parameters; characteristics of the security; size of available investment; available liquidity and liquidity requirements; regulatory restrictions; and/or such other factors as may be relevant to a particular transaction.
As the Advisor currently serves as the investment adviser to the Other Advised Entities, it is possible that some investment opportunities will be provided to such Other Advised Entities rather than to us.
Affiliated Dealer Manager
The dealer manager, FS Investment Solutions, is an affiliate of FS Investments. This relationship may create conflicts in connection with the dealer manager’s due diligence obligations under the federal securities laws. Although the dealer manager will examine the information in this prospectus for accuracy and completeness, due to its affiliation with the Advisor, no independent review of us will be made in connection with the distribution of our shares in this offering. In addition, the dealer manager is entitled to compensation in connection with this offering. See “Plan of Distribution — Compensation of the Dealer Manager and Selected Broker-Dealers.”
Expense Support and Conditional Reimbursement Agreement
Pursuant to the expense reimbursement agreement, the Advisor has agreed to reimburse us for expenses in an amount that is sufficient to ensure that no portion of our distributions to stockholders will be paid from offering proceeds or borrowings. See “Management’s Discussion and Analysis of Financial Condition and Results of Operation — Overview — Expense Reimbursement” for a detailed description of the expense reimbursement agreement.
Trademark License Agreement
On April 9, 2018, we entered into a trademark license agreement, or the trademark license agreement, with FS Investments, KKR Credit, the Advisor and the Other Advised Entities. Pursuant to the trademark license agreement, FS Investments and KKR Credit granted a non-exclusive, nontransferable, royalty-free right and license to use the names “FS Investments” and “KKR,” respectively, or the licensed marks, (a) with respect to the license granted to the Advisor, solely as a component of the Advisor’s name and for the purpose of marketing and providing investment advisory and other related services to us and the Other Advised Entities and (b) with respect to the license granted to us and the Other Advised Entities, solely in connection with marketing the investment advisory and other services that the Advisor may provide to us and the Other Advised Entities. Other than with respect to this limited license, we have no other rights to the licensed marks. The trademark license agreement may be terminated by FS Investments and/or KKR Credit (i) with respect to the license granted by FS Investments or KKR Credit, respectively, if  (A) FS Investments or KKR Credit no longer holds a certain percentage of the economic interests of the Advisor or (B) none of us and the Other Advised Entities are advised by the Advisor and (ii) with respect to us if  (A) we materially breach the trademark license agreement and have not cured such breach within thirty days’ prior written notice (including if we attempt to assign or sub-license our rights or duties under the trademark license agreement without the prior written consent of FS Investments and KKR Credit), (B) the Advisor ceases to serve as our investment adviser or (C) we enter bankruptcy proceedings. The trademark license agreement may also be terminated at any time upon mutual agreement of the parties thereto. Furthermore, FS Investments and KKR Credit may each terminate the rights granted to us with respect to any trademark that is included in the licensed marks if our use of such trademark results in a third-party claim.
Investments
As a BDC, we may be limited in our ability to invest in any portfolio company in which any fund or other client managed by the Advisor or any of its affiliates has an investment. We may also be limited in our ability to co-invest in a portfolio company with the Advisor or one or more of its affiliates. In an order dated April 3, 2018, the SEC granted exemptive relief permitting us, subject to the satisfaction of certain conditions, to co-invest in certain privately negotiated investment transactions, including investments originated and directly negotiated by the Advisor or KKR Credit, with our co-investment affiliates. We believe this relief will enhance our ability to further our investment objectives and strategy. We believe this relief may also increase favorable investment opportunities for us, in part, by allowing us to participate in larger investments, together with our co-investment affiliates, than would be available to us if such relief had not been obtained.
Appraisal and Compensation
Our charter provides that, in connection with any transaction involving a merger, conversion or consolidation, either directly or indirectly, involving us and the issuance of securities of a surviving entity after the successful completion of such transaction, or “roll-up,” an appraisal of all our assets will be obtained from a competent independent expert that will be filed as an exhibit to the registration statement registering the roll-up transaction. Such appraisal will be based on all relevant information and shall indicate the value of our assets as of a date immediately prior to the announcement of the proposed roll-up. The engagement of such independent expert shall be for the exclusive benefit of our stockholders. A summary of such appraisal shall be included in a report to our stockholders in connection with a proposed roll-up. All stockholders will be afforded the opportunity to vote to approve such proposed roll-up, and shall be permitted to receive cash in an amount of such stockholder’s pro rata share of the appraised value of our net assets.
Capital Contributions by FSIC IV Advisor
In February 2015, pursuant to a private placement, Michael C. Forman, the principal or FSIC IV Advisor, contributed $200,000, which was used in its entirety to purchase 20,000 Class T shares at $10.00 per share.
FS Benefit Trust
FS Benefit Trust, or FS Trust, was formed as a Delaware statutory trust for the purpose of awarding equity incentive compensation to employees of FS Investments and its affiliates. During the year ended December 31, 2016, FS Trust purchased approximately $1,000 of our Class T shares at a purchase price equal to 97.80% of the public offering price in effect on the purchase date.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS
As of  [•], 2018, no person was deemed to control us, as such term is defined in the 1940 Act. The following table sets forth, as of  [•], 2018, information with respect to the beneficial ownership of our common stock by:
•
each person known to us to beneficially own more than 5% of the outstanding shares of our common stock;

•
each member of our board of directors and each executive officer; and

•
all of the members of our board of directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules promulgated by the SEC and includes voting or investment power with respect to the securities. There are no shares of common stock subject to options that are currently exercisable or exercisable within 60 days of  [•], 2018.
	Shares Beneficially Owned as of [•], 2018
Name and Address of Beneficial Owner(1)	Number of Class T Shares(2)	Percentage(3)
Interested Directors:
Michael C. Forman(4)	33,336	*
Todd Builione	—	—
Independent Directors:
M. Walter D’Alessio	965	*
Barbara J. Fouss	7,505	*
Marc Lederman	8,334	*
Gregory S. Rost	5,189	*
Judah C. Sommer	—	—
John E. Stuart	19,292	*
Executive Officers:
William Goebel	—	*
Zachary Klehr	1,389	*
Daniel Pietrzak	—	—
Stephen S. Sypherd(5)	1,111	*
James F. Volk	—	—
All Directors and Executive Officers as a group (13 persons)	77,121	*

*
Less than one percent.

(1)
The address of each of the beneficial owners is c/o FS Investment Corporation IV, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112.

(2)
Only shares of our Class T common stock are currently outstanding.

(3)
Based on a total of  [•] shares of Class T common stock issued and outstanding on [•], 2018.

(4)
All shares of common stock held through The 2011 Forman Investment Trust, a trust created by Mr. Forman for the benefit of his minor children.

(5)
All shares of common stock held in a joint account with spouse.

The following table sets forth, as of December 31, 2017, the dollar range of our equity securities that are beneficially owned by each member of our board of directors, based on a public offering price of $[•] as of  [•], 2018.

Name of Director	Dollar Range of Equity Securities Beneficially Owned(1)(2)
Interested Directors:
Michael C. Forman	Over $100,000
Todd Builione	[•]
Independent Directors:
M. Walter D’Alessio	$10,001 – $50,000
Barbara J. Fouss	$50,001 – $100,000
Marc Lederman	$50,001 – $100,000
Gregory S. Rost	$1 – $10,000
Judah C. Sommer	None
John E. Stuart	Over $100,000

(1)
Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) promulgated under the Exchange Act.

(2)
The dollar range of equity securities beneficially owned are: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000 or over $100,000.

DISTRIBUTION REINVESTMENT PLAN
Subject to applicable legal restrictions and the sole discretion of our board of directors, we currently intend to declare regular cash distributions on a weekly basis and pay such distributions on a monthly basis.
We have adopted an “opt in” distribution reinvestment plan pursuant to which you may elect to have the full amount of your cash distributions reinvested in additional shares of our common stock. Purchases made under the distribution reinvestment plan must be made in the same class as the shares for which you received distributions that are being reinvested. Any distributions of our shares pursuant to our distribution reinvestment plan are dependent on the continued registration of our securities or the availability of an exemption from registration in the recipient’s home state. Participants in our distribution reinvestment plan are free to elect to participate or terminate participation in the plan within a reasonable time as specified in the plan. If you do not elect to participate in the plan, you will automatically receive any distributions we declare in cash. For example, if our board of directors authorizes, and we declare, a cash distribution, then if you have “opted in” to our distribution reinvestment plan, you will have your cash distribution reinvested in additional shares of our common stock of the same class, rather than receiving the cash distribution. However, certain state authorities or regulators may impose restrictions from time to time that may prevent or limit a stockholder’s ability to participate in our distribution reinvestment plan. You should contact your broker or financial intermediary regarding any such restrictions that may be applicable to your investment in shares of our common stock.
We expect to coordinate distribution payment dates so that the same price that is used for the monthly closing date on or immediately following such distribution payment date will be used to calculate the price at which shares of common stock are issued under our distribution reinvestment plan. In such case, your reinvested distributions will purchase shares of the applicable class at a price equal to the net offering price in effect for such class at the monthly closing conducted on the day of or immediately following the distribution payment date, and such price may represent a premium to the net asset value per share for such class. Shares of each class of common stock issued pursuant to our distribution reinvestment plan will have the same voting rights as the shares of each class of common stock offered pursuant to this prospectus.
If you wish to receive distributions in cash, no action will be required on your part to do so. If you are a registered stockholder, you may elect to have your entire distribution reinvested in shares of such class of common stock by notifying DST Systems, Inc., the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than the record date for distributions to stockholders. If you elect to reinvest your distributions in additional shares of common stock, the plan administrator will set up an account for shares you acquire through the plan and will hold such shares in non-certificated form. If your shares are held by a broker or other financial intermediary, you may “opt in” to our distribution reinvestment plan by notifying such broker or other financial intermediary of your election.
We intend to use newly issued shares to implement the plan. The number of shares we will issue to you is determined by dividing the total dollar amount of the distribution payable to you by a price equal to the net offering price in effect for such class at which shares are sold in the offering at the monthly closing conducted on the day of or immediately following the distribution payment date.
There are no selling commissions, dealer manager fees or other sales charges to you if you elect to participate in the distribution reinvestment plan. We pay the plan administrator’s fees under the plan.
If you receive your regular cash distributions in the form of common stock, you generally are subject to the same U.S. federal, state and local tax consequences as you would have had if you elected to receive distributions in cash. In that case, you will be treated as receiving a distribution in the amount of the fair market value of our shares of common stock. Any stock received in a distribution will have a holding period for tax purposes commencing on the day following the day on which the shares are credited to your account.

We reserve the right to amend, suspend or terminate the distribution reinvestment plan. We may terminate the plan upon notice in writing mailed to you at least 30 days prior to any record date for the payment of any distribution by us. You may terminate your account under the plan by calling the plan administrator at (877) 628-8575.
All correspondence concerning the plan should be directed to the plan administrator by mail at FS Investment Services, P.O. Box 219095, Kansas City, Missouri 64121-9095 or by telephone at (877) 628-8575.
We have filed the distribution reinvestment plan with the SEC as an exhibit to the registration statement of which this prospectus is a part. You may obtain a copy of the plan by request to the plan administrator or by contacting us at 201 Rouse Boulevard, Philadelphia, Pennsylvania, 19112, by calling us collect at (215) 495-1150 or by visiting our website at www.fsinvestments.com.

DESCRIPTION OF OUR SECURITIES
The following description is based on relevant portions of the Maryland General Corporation Law and on our charter and bylaws. This summary is not intended to be complete, and we refer you to the Maryland General Corporation Law and our charter and bylaws, copies of which have been filed as exhibits to the registration statement of which this prospectus is a part, for a more detailed description of the provisions summarized below.
Stock
Our authorized stock consists of 1,150,000,000 shares of stock, par value $0.001 per share, of which 1,100,000,000 shares are common stock, 250,000,000 of which are classified as Class A common stock, 250,000,000 of which are classified as Class D common stock, 250,000,000 of which are classified as Class T common stock and 350,000,000 of which are classified as Class I common stock, and 50,000,000 shares are preferred stock. Our charter permits our board of directors by resolution to classify or reclassify any unissued shares of our stock into one or more classes or series by setting or changing the preferences, conversion or other rights, voting powers, limitations as to dividends, or terms or conditions of redemption of each class or series of stock. A majority of our board of directors, without action by our stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue; provided, that any such amendment may not change the preferences, conversion or other rights, voting powers, limitations as to dividends, or terms or conditions of redemption of any issued and outstanding shares. There is currently no market for our common stock, and we do not expect that a market for our shares will develop in the foreseeable future. No stock has been authorized for issuance under any equity compensation plans. Under Maryland law, our stockholders generally will not be personally liable for our debts or obligations.
Set forth below is a chart describing the classes of our securities outstanding as of  [•], 2018:
(1) Title of Class	(2) Amount Authorized	(3) Amount Held by Us or for Our Account	(4) Amount Outstanding Exclusive of Amount Under Column (3)
Common Stock	1,100,000,000		[•]
Class A	250,000,000	—	—
Class D	250,000,000	—	—
Class T	250,000,000	—	[•]
Class I	350,000,000	—	—
Class M	[•]	—	—
Class T-2	[•]	—	—
Common Stock
Under the terms of our charter, all shares of our common stock, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our Class A, Class D, Class I, Class M, Class T and Class T-2 common stock (which shall be done pro rata among the stockholders of shares of a specific class) at the same time and in different per share amounts on such Class A, Class D, Class I, Class M, Class T and Class T-2 common stock if, as and when authorized by our board of directors and declared by us out of funds legally available therefor. Each class of common stock shall represent an investment in the same pool of assets and shall have the same preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption as each other class of common stock except for such differences as are clearly and expressly set forth in our charter and as described in “Share Class Specifications.” Except as may be provided by our board of directors in setting the terms of classified or reclassified stock, or as described in “Share Class Specifications,” shares of our common stock will have no preemptive, exchange, conversion or redemption rights and will be freely transferable, except where their transfer is restricted by federal and state securities laws or by contract.

In addition, our shares of common stock are not subject to any mandatory redemption obligations by us. In the event of our liquidation, dissolution or winding up, each share of a class of common stock would be entitled to be paid, out of the assets of the Company that are legally available for distribution to our stockholders after we pay or make reasonable provision for the payment of all claims and obligations and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time, a liquidation payment equal to the net asset value per share of such class; provided, however, that if the available assets of the Company are insufficient to pay in full the above described liquidation payment, then such assets, or the proceeds thereof, shall be distributed among the holders of shares of each class of common stock ratably in the same proportion as the respective amounts that would be payable on such shares of each class of common stock if all amounts payable thereon were paid in full. Class A, Class D, Class I, Class M, Class T and Class T-2 common stock will vote together as a single class, and each share is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors, and subject to the express terms of any class or series of preferred stock, holders of common stock shall have the exclusive right to vote on all matters as to which a stockholder is entitled to vote pursuant to applicable law at all meetings of stockholders provided, however, that the holders of a class of common stock will have (i) exclusive voting rights on a charter amendment that would alter only the contract rights, as expressly set forth in our charter, of the specified class of common stock and (ii) voting rights as set forth in Rule 18f-3(a)(2)-(3) promulgated under the 1940 Act. There will be no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock will be able to elect all of our directors, provided that there are no shares of any other class or series of stock outstanding entitled to vote in the election of directors, and holders of less than a majority of such shares will be unable to elect any director.
Preferred Stock
Under the terms of our charter, our board of directors is authorized to issue shares of preferred stock in one or more series without stockholder approval. Our board of directors has discretion to determine the rights, preferences, privileges and restrictions, including voting rights, distribution rights, conversion rights, redemption privileges and liquidation preferences of each series of preferred stock. Unless our board of directors determines otherwise or the express terms of a class or series of preferred stock provides otherwise, the holders of a class or series of preferred stock will have exclusive voting rights on a charter amendment that would alter only the contract rights, as expressly set forth in our charter, of the specified class or series of preferred stock. The issuance of any preferred stock must be approved by a majority of our independent directors not otherwise interested in the transaction, who will have access, at our expense, to our legal counsel or to independent legal counsel.
Preferred stock could be issued with rights and preferences that would adversely affect the holders of common stock. Preferred stock could also be used as an anti-takeover device. Every issuance of preferred stock will be required to comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance of preferred stock and before any distribution is made with respect to our common stock and before any purchase of common stock is made, the aggregate involuntary liquidation preference of such preferred stock together with the aggregate involuntary liquidation preference or aggregate value of all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if distributions on such preferred stock are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions.
Limitation on Liability of Directors and Officers; Indemnification and Advancement of Expenses
Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or

(b) active and deliberate dishonesty established by a final judgment and which is material to the cause of action. Our charter contains a provision, which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.
Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made a party by reason of his or her service in that capacity against reasonable expenses incurred in the proceeding in which the director or officer was successful. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a benefit or profit was improperly received, unless in either case a court orders indemnification and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of  (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.
Our charter and bylaws obligate us, to the fullest extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify (i) any present or former director or officer, (ii) any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, or (iii) the Advisor or any of its affiliates acting as an agent for us, from and against any claim or liability to which the person or entity may become subject or may incur by reason of their service in that capacity, and to pay or reimburse their reasonable expenses as incurred in advance of final disposition of a proceeding. In accordance with the 1940 Act, we will not indemnify certain persons for any liability to the extent that such persons would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.
Notwithstanding the foregoing, and in accordance with guidelines adopted by the North American Securities Administrations Association, our charter prohibits us from indemnifying or holding harmless an officer, director, employee, controlling person and any other person or entity acting as our agent (which would include, without limitation, the Advisor and its affiliates) unless each of the following conditions are met: (1) we have determined, in good faith, that the course of conduct that caused the loss or liability was intended to be in our best interest; (2) we have determined, in good faith, that the party seeking indemnification was acting or performing services on our behalf; (3) we have determined, in good faith, that such liability or loss was not the result of  (A) negligence or misconduct, in the case that the party seeking indemnification is the Advisor, any of its affiliates, or any officer of the Company, the Advisor or an affiliate of the Advisor, or (B) gross negligence or willful misconduct, in the case that the party seeking indemnification is a director (and not also an officer of the Company, the Advisor or an affiliate of the Advisor); and (4) such indemnification or agreement to hold harmless is recoverable only out of our net assets and not from our stockholders.
The investment advisory and administrative services agreement provides that the Advisor and its officers, managers, controlling persons and any other person or entity affiliated with it acting as our agent will not be entitled to indemnification (including reasonable attorneys’ fees and amounts reasonably paid in settlement) for any liability or loss suffered by the Advisor or such other person, nor will the Advisor or such other person be held harmless for any loss or liability suffered by us, unless: (1) the Advisor or such other person has determined, in good faith, that the course of conduct which caused the loss or liability was in our best interests; (2) the Advisor or such other person was acting on behalf of or performing services for us; (3) the liability or loss suffered was not the result of negligence or misconduct by the Advisor or such other person acting as our agent; and (4) the indemnification or agreement to hold the Advisor or such other person harmless for any loss or liability suffered by us is only recoverable out of our net assets and not from our stockholders. In accordance with the 1940 Act, we will not indemnify certain persons for any liability to which such persons would be subject by reason of such person’s willful misconduct, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.
Provisions of the Maryland General Corporation Law and Our Charter and Bylaws
The MGCL and our charter and bylaws contain provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our board of directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.
Election of Directors
As permitted by Maryland law, our directors will be elected by a plurality of all votes cast by holders of the outstanding shares of common stock, voting as a single class, entitled to vote at a stockholder meeting at which a quorum is present.
Number of Directors; Vacancies; Removal
Our charter provides that the number of directors will be set by our board of directors in accordance with our bylaws. Our bylaws provide that a majority of our entire board of directors may at any time increase or decrease the number of directors. Our charter and bylaws provide that the number of directors generally may not be less than three or more than twelve. Except as otherwise required by applicable requirements of the 1940 Act and as may be provided by our board of directors in setting the terms of any class or series of preferred stock, and pursuant to an election provided for in our charter as permitted by Maryland law, any and all vacancies on our board of directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualified, subject to any applicable requirements of the 1940 Act. Notwithstanding the foregoing sentence, if there are independent directors on the board of directors, vacancies among the independent directors’ positions on the board of directors may be filled only by individuals who are nominated by the affirmative vote of a majority of the remaining independent directors in office.
Under the mandatory provisions of the MGCL, our stockholders may remove a director, with or without cause, by the affirmative vote of a majority of all the votes entitled to be cast in the election of directors.
We have a total of eight members of our board of directors, six of whom are independent directors. Our charter provides that a majority of our board of directors must be independent directors except for a period of up to 60 days after the death, removal or resignation of an independent director pending the election of his or her successor.
Action by Stockholders
The MGCL provides that stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous consent in lieu of a meeting (unless the charter permits the consent in lieu of a meeting to be less than unanimous, which our charter does not). These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals
Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to our board of directors and the proposal of business to be considered by stockholders may be made only (a) pursuant to our notice of the meeting or supplement thereto, (b) by or at the direction of our board of directors or (c) by a stockholder who was a stockholder of record both at the time of giving of notice and at the time of the annual meeting, who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to our board of directors at a special meeting may be made only (x) pursuant to our notice of the meeting, (y) by or at the direction of our board of directors or (z) provided that our board of directors has determined that directors will be elected at the meeting, by a stockholder who was a stockholder of record both at the time of giving of notice and at the time of the annual meeting, who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.
The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our board of directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our board of directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our board of directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.
Calling of Special Meetings of Stockholders
Our bylaws provide that special meetings of stockholders may be called by our board of directors and certain of our officers. In addition, our charter and bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation upon the written request of stockholders entitled to cast 10% or more of the votes entitled to be cast at the meeting. Any special meeting called by such stockholders shall be held (i) not more than 90 days after the record date for such meeting and (ii) not less than 15 days nor more than 60 days after the secretary gives notice of such meeting to stockholders.
Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws
Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless advised by its board of directors and approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter voting together as a single class. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Under our charter, provided that our directors then in office have approved and declared the action advisable and submitted such action to the stockholders, an action that requires stockholder approval, including our dissolution, a merger or a sale of all or substantially all of our assets or a similar transaction outside the ordinary course of business, must be approved by the affirmative vote of stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter voting together as a single class. Notwithstanding the foregoing, amendments to our charter to make our common stock a “redeemable security” or to convert the company, whether by merger or otherwise, from a closed-end company to an open-end company must be approved by the affirmative vote of holders of our common stock entitled to cast at least two-thirds of the votes entitled to be cast on the matter, with common stock and each class or series of preferred stock that is entitled to vote on a matter voting as a separate class. In addition, as permitted by Maryland law, our charter provides that a majority of our board of directors, without action by our stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue; provided, that any such amendment may not change the preferences, conversion or other rights, voting powers, limitations as to dividends, or terms or conditions of redemption of any issued and outstanding shares.
Our charter and bylaws provide that our board of directors will have the exclusive power to make, alter, amend or repeal any provision of our bylaws.
Our charter provides that upon a vote by a majority of our stockholders voting together as a single class, our stockholders may, without the necessity of any concurrence by the Advisor, direct that the Company:
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amend the investment advisory and administrative services agreement;

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remove the Advisor and elect a new investment adviser;

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dissolve FS Investment Corporation IV; or

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approve or disapprove the sale of all or substantially all of our assets when such sale is to be made other than in the ordinary course of business.

Without the approval of a majority of our stockholders voting together as a single class, the Advisor may not:
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amend the investment advisory and administrative services agreement except for amendments that would not adversely affect the interests of our stockholders;

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voluntarily withdraw as our investment adviser unless such withdrawal would not affect our tax status and would not materially adversely affect our stockholders;

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appoint a new investment adviser;

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sell all or substantially all of our assets; and

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approve a merger or any other reorganization of FS Investment Corporation IV.

No Appraisal Rights
In certain extraordinary transactions, the MGCL provides the right to dissenting stockholders to demand and receive the fair value of their shares, subject to certain procedures and requirements set forth in the statute. Those rights are commonly referred to as appraisal rights. Except with respect to appraisal rights arising in connection with the Control Share Acquisition Act defined and discussed below, as permitted by the MGCL, and similar rights in connection with a proposed roll-up transaction, our charter provides that stockholders will not be entitled to exercise appraisal rights. See “Certain Relationships and Related Party Transactions — Appraisal and Compensation.”
Control Share Acquisitions
The MGCL provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter, which we refer to as the Control Share Acquisition Act. Shares owned by the acquirer, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within one of the following ranges of voting power:
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one-tenth or more but less than one-third;

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one-third or more but less than a majority; or

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a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquirer crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.
A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.
If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may repurchase for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to repurchase control shares is subject to certain conditions and limitations, including, as provided in our bylaws, compliance with the 1940 Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquirer or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition.
The Control Share Acquisition Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation. Our bylaws contain a provision exempting from the Control Share Acquisition Act any and all acquisitions by any person of our shares of stock. There can be no assurance that such provision will not be amended or eliminated at any time in the future (before or after a control share acquisition). However, we will amend our bylaws to repeal such provision (so as to be subject to the Control Share Acquisition Act) only if our board of directors determines that it would be in our best interests and if the staff of the SEC does not object to our determination that our being subject to the Control Share Acquisition Act does not conflict with the 1940 Act.
Business Combinations
Under Maryland law, certain “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder, which we refer to as the Business Combination Act. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:
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any person who beneficially owns 10% or more of the voting power of the corporation’s shares; or

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an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if our board of directors approved in advance the transaction by which he or she otherwise would have become an interested stockholder. However, in approving a transaction, our board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.
After the five-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by our board of directors of the corporation and approved by the affirmative vote of at least:
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80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

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two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.
The statute permits various exemptions from its provisions, including business combinations that are exempted by our board of directors before the time that the interested stockholder becomes an interested stockholder. Our board of directors has adopted a resolution that any business combination between us and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by our board of directors, including a majority of the directors who are not interested persons as defined in the 1940 Act. This resolution, however, may be altered or repealed in whole or in part at any time. If this resolution is repealed, or our board of directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.
Additional Provisions of Maryland Law
Maryland law provides that a Maryland corporation that is subject to the Exchange Act and has at least three outside directors can elect by resolution of the board of directors to be subject to some corporate governance provisions that may be inconsistent with the corporation’s charter and bylaws. Under the applicable statute, a board of directors may classify itself without the vote of stockholders. A board of directors classified in that manner cannot be altered by amendment to the charter of the corporation. Further, our board of directors may, by electing into applicable statutory provisions and notwithstanding the charter or bylaws:
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provide that a special meeting of stockholders will be called only at the request of stockholders entitled to cast at least a majority of the votes entitled to be cast at the meeting;

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reserve for itself the right to fix the number of directors;

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provide that a director may be removed only by the vote of the holders of two-thirds of the stock entitled to vote;

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retain for itself sole authority to fill vacancies created by the death, removal or resignation of a director; and

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provide that all vacancies on our board of directors may be filled only by the affirmative vote of a majority of the remaining directors, in office, even if the remaining directors do not constitute a quorum.

In addition, if the board is classified, a director elected to fill a vacancy under this provision will serve for the balance of the unexpired term instead of until the next annual meeting of stockholders. A board of directors may implement all or any of these provisions without amending the charter or bylaws and without stockholder approval. A corporation may be prohibited by its charter or by resolution of its board of directors from electing any of the provisions of the statute. We are not prohibited from implementing any or all of the statute.

Pursuant to our charter, we have elected to be subject to a specific provision of the statute such that, at all times that we are eligible to make that election, all vacancies on our board of directors resulting from an increase in the size of the board or the death, resignation or removal of a director may be filled only by the affirmative vote of a majority of the remaining directors, even if the remaining directors do not constitute a quorum. That election by our board is subject to applicable requirements of the 1940 Act and subject to any provisions of a class or series of preferred stock established by the board. Notwithstanding the foregoing sentence, if there are independent directors on the board of directors, vacancies among the independent directors’ positions on the board of directors may be filled only by individuals who are nominated by the affirmative vote of a majority of the remaining independent directors in office. While certain other of the provisions available for election under the statute are already contemplated by our charter and bylaws, the law would permit our board of directors to override further changes to the charter or bylaws.
Conflict with 1940 Act
Our bylaws provide that, if and to the extent that any provision of the MGCL, including the Control Share Acquisition Act (if we amend our bylaws to be subject to such Act) and the Business Combination Act, or any provision of our charter or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.
Reports to Stockholders
Within 60 days after the end of each fiscal quarter, we will distribute our quarterly report on Form 10-Q to all stockholders of record and to the securities administrator in each jurisdiction in which we offer or sell securities. In addition, we will distribute our annual report on Form 10-K to all stockholders of record and to the securities administrator in each jurisdiction in which we offer or sell securities within 120 days after the end of each fiscal year. These reports will also be available on our website at www.fsinvestments.com and on the SEC’s website at www.sec.gov. These reports should not be considered a part of or as incorporated by reference in this prospectus or the registration statement of which this prospectus is a part, unless the prospectus or registration statement is specifically amended or supplemented to include such reports.
On a quarterly basis, we will send information to all stockholders of record regarding the sources of distributions paid to our stockholders in such quarter.
Subject to availability, you may authorize us to provide prospectuses, prospectus supplements, annual reports and other information, or documents, electronically by so indicating on your subscription agreement, or by sending us instructions in writing in a form acceptable to us to receive such documents electronically. Unless you elect in writing to receive documents electronically, all documents will be provided in paper form by mail. You must have internet access to use electronic delivery. While we impose no additional charge for this service, there may be potential costs associated with electronic delivery, such as on-line charges. Documents will be available on our website. You may access and print all documents provided through this service. As documents become available, we will notify you of this by sending you an e-mail message that will include instructions on how to retrieve the document. If our e-mail notification is returned to us as “undeliverable,” we will contact you to obtain your updated e-mail address. If we are unable to obtain a valid e-mail address for you, we will resume sending a paper copy by regular U.S. mail to your address of record. You may revoke your consent for electronic delivery at any time and we will resume sending you a paper copy of all required documents. However, in order for us to be properly notified, your revocation must be given to us a reasonable time before electronic delivery has commenced. We will provide you with paper copies at any time upon request. Such request will not constitute revocation of your consent to receive required documents electronically.
Listing
Notwithstanding the foregoing, our charter provides that, if there is a listing of our common stock on a national securities exchange, our directors will be classified, with respect to the terms for which they hold office, into three classes and will thereafter be elected for three-year terms and could be removed only for cause and only by the vote of at least two-thirds of the votes entitled to be cast. In addition, our charter provides that, after a listing, the liquidation or dissolution of the company and amendments to our charter to make our common stock a “redeemable security” or to convert the company, whether by merger or otherwise, from a closed-end company to an open-end company must be approved by the affirmative vote of stockholders entitled to cast at least eighty percent of the votes entitled to be cast on the matter.

SHARE CLASS SPECIFICATIONS
This prospectus relates to the offering of four classes of common stock: Class A, Class I, Class M and Class T-2 common stock. We have been granted exemptive relief by the SEC permitting us to offer multiple classes of our common stock. We may offer additional classes of our common stock in the future.
Certain share classes are only available for purchase by certain types of investors, and Class I shares have a different minimum investment amount than the other classes of common stock. In addition, each class of common stock has a different upfront sales load and fee and expense structure. Determining which share class is best for you depends on the dollar amount you are investing and the number of years for which you invest. Selected broker-dealers may elect to offer, or refrain from offering, one or more classes of common stock. Based on your personal situation, your financial advisor can help you decide which class of common stock makes the most sense for you.
Class A and T-2 shares are available for purchase by investors meeting the suitability standards described herein. Class M shares to be generally available for purchase by certain investors meeting the suitability standards described herein, including but not limited to, investors whose contract for investment advisory and related brokerage services includes a fixed or “wrap” fee or other asset-based fee arrangement.
Class I shares are available for purchase by (i) clients of financial intermediaries who charge such clients an ongoing fee for advisory, investment, consulting or related services, including individuals, corporations, endowments and foundations, (ii) family offices and their clients, (iii) certain other institutional investors, (iv) high net worth investors and (v) investors affiliated with the Advisor and its affiliates and other individuals designated by management. Class I shares are not available for purchase through an omnibus or similar intermediary account. The minimum permitted purchase of Class I shares is $1,000,000. Except for certain share ownership and transfer restrictions contained in our charter, there is no limit on the number of Class I shares that may be sold to such persons. We may make certain sales directly to these groups designated by management or the dealer manager without a participating broker-dealer. For such direct sales, the dealer manager will serve as the broker-dealer of record. The Advisor and its affiliates will be expected to hold their Class I shares purchased as stockholders for investment and not with a view towards distribution.
A Class M, Class T and Class T-2 share will convert into a Class I share upon the earliest of  (i) such Class M, Class T or Class T-2 share reaching the applicable sales charge cap, (ii) our dealer manager advising us that the aggregate underwriting compensation payable from all sources (determined in accordance with applicable FINRA rules), including upfront selling commissions, dealer manager fees and distribution fees, if any, and any other underwriting compensation with respect to all shares of Class A, Class I, Class M, Class T and Class T-2 common stock would be in excess of 10% of the gross proceeds of this offering, and (iii) a liquidity event. See “Plan of Distribution — Compensation of the Dealer Manager and Selected Broker-Dealers.”
Class T-2 Shares
Your purchases of Class T-2 common stock are made at the current public offering price for these shares of  $[•] per share, which is subject to change based upon, among other things, our net asset value per Class T-2 share. See “Plan of Distribution.” Stockholders of Class T-2 common stock will pay upfront selling commissions of up to [•]% and dealer manager fees of up to [•]% of the gross proceeds of Class T-2 shares sold in this offering. Class T-2 common stock that is issued under our distribution reinvestment plan is not subject to an upfront sales load. Pursuant to a distribution plan adopted by us in compliance with Rules 12b-1 and 17d-3 under the 1940 Act, as if those rules applied to us, Class T-2 common stock is also subject to an annual distribution fee of  [•]% of the estimated value of such shares, as determined in accordance with applicable FINRA rules. Among other requirements, such plan must be approved annually by a vote of our board of directors, including the directors who are not “interested persons” as defined in the 1940 Act and have no direct or indirect financial interest in the operation of such plan or in any agreements related to such plan. The distribution fee will accrue daily and will be paid on a monthly basis. The distribution fee is payable with respect to all Class T-2 common stock, excluding Class T-2 common stock issued under our distribution reinvestment plan.

FINRA Rule 2310 provides that the maximum compensation payable from any source to FINRA members participating in an offering may not exceed 10% of gross offering proceeds, excluding proceeds received in connection with the issuance of shares through a distribution reinvestment plan. Payments collected by us in connection with this distribution fee, in addition to any upfront sales load, will be considered underwriting compensation for purposes of FINRA Rule 2310. The maximum aggregate underwriting compensation collected from payments of the distribution fee, the upfront selling commissions and any other sources will not exceed 10% of our gross offering proceeds from the sale of Class T-2 shares in this offering. Class T-2 common stock issued under our distribution reinvestment plan will be excluded from this determination.
Class A Shares
Your purchases of Class A common stock are made at the initial public offering price for these shares of  $[•] per share, which is subject to change based upon, among other things, our net asset value per Class A share. See “Plan of Distribution.” Stockholders of Class A common stock will pay upfront selling commissions of up to [•]% and dealer manager fees of up to [•]% of the gross proceeds of Class A common stock sold in this offering. Class A common stock that is issued under our distribution reinvestment plan is not subject to an upfront sales load.
Class M Shares
Your purchases of Class M common stock are made at the initial public offering price for these shares of  $[•] per share, which is subject to change based upon, among other things, our net asset value per Class M share. See “Plan of Distribution.” Stockholders of Class M common stock will not pay any upfront selling commissions or dealer manager fees. Pursuant to a distribution plan adopted by us in compliance with Rules 12b-1 and 17d-3 under the 1940 Act, as if those rules applied to us, Class M common stock is subject to an annual distribution fee of  [•]% of the estimated value of such shares, as determined in accordance with applicable FINRA rules. Among other requirements, such plan must be approved annually by a vote of our board of directors, including the directors who are not “interested persons” as defined in the 1940 Act and have no direct or indirect financial interest in the operation of such plan or in any agreements related to such plan. The distribution fee will accrue daily and will be paid on a monthly basis. The distribution fee is payable with respect to all Class M common stock, excluding Class M common stock issued under our distribution reinvestment plan.
FINRA Rule 2310 provides that the maximum compensation payable from any source to FINRA members participating in an offering may not exceed 10% of gross offering proceeds, excluding proceeds received in connection with the issuance of shares through a distribution reinvestment plan. Payments collected by us in connection with this distribution fee, in addition to any upfront sales load, will be considered underwriting compensation for purposes of FINRA Rule 2310. The maximum aggregate underwriting compensation collected from payments of the distribution fee, the upfront selling commissions and any other sources will not exceed 10% of our gross offering proceeds from the sale of Class M shares in this offering. Class M common stock issued under our distribution reinvestment plan will be excluded from this determination.
Class I Shares
Your purchases of Class I common stock are made at the initial public offering price for these shares of $[•] per share, which is subject to change based upon, among other things, our net asset value per Class I share. See “Plan of Distribution.” Class I shares have no upfront selling commissions, dealer manager fees or distribution fees.
Conversion Feature and Termination of Distribution Fees
Shares of our Class M, Class T and Class T-2 common stock, including shares issued under our distribution reinvestment plan, will automatically convert into Class I shares upon satisfaction of certain conditions described below. Conversion will be on the basis of the relative net asset values per share, without the imposition of any upfront sales load, fee or other charge.

We will cease paying distribution fees with respect to each Class M, Class T and Class T-2 share of common stock on the earliest to occur of the following: (i) a liquidity event; (ii) our dealer manager advising us that the aggregate underwriting compensation payable from all sources (determined in accordance with applicable FINRA rules), including upfront selling commissions, dealer manager fees and distribution fees, if any, and any other underwriting compensation with respect to all shares of Class A, Class I, Class M, Class T and Class T-2 common stock would be in excess of 10% of the gross proceeds of this offering; and (iii) the total underwriting compensation from the upfront selling commissions and distribution fees attributable to such Class M, Class T or Class T-2 share reaching the applicable sales charge cap. If any Class M, Class T or Class T-2 shares are converted pursuant to item (iii), and if there are outstanding shares that are we identify as having been issued pursuant to a distribution reinvestment plan with respect to distributions attributable to the converted shares or as a stock dividend with respect to the converted shares, then the identified shares shall automatically convert, without action by the holder thereof, into a number of Class I shares based on the relative net asset value per share for our Class M, Class T or Class T-2 shares, as applicable, at such time. With respect to item (iii) above, any such Class M, Class T or Class T-2 share will automatically convert into a Class I share as of the last calendar day of the month in which the limit on a particular share was reached. With respect to the conversion of Class M, Class T and Class T-2 shares into Class I shares, each Class M, Class T and Class T-2 share will convert into an equivalent amount of Class I shares based on the relative net asset value per share for our Class M, Class T or Class T-2 shares, as applicable. Following the conversion of their shares into shares of Class I shares, those stockholders continuing to participate in our distribution reinvestment plan will receive Class I shares going forward at the net offering price in effect for Class I shares as of the distribution reinvestment date which may be different than the price they were previously paying per share.
The total underwriting compensation deemed to have been paid with respect to a share that is sold or otherwise transferred in a secondary transaction will continue to be deemed to have been paid with respect to such share despite such transfer.
Distributions
The per share amount of distributions on Class A, Class I, Class M and Class T-2 shares will differ because of different allocations of class-specific expenses. For example, distributions on Class M and Class T-2 shares will be lower than on Class A and Class I shares because Class M and Class T-2 shares are subject to an annual distribution fee for a period of time. In addition, the distribution fee for Class M and Class T-2 shares is different. See “Distributions.”

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS
The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in our common stock. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not described tax consequences that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, partnerships (including entities treated as partnerships for U.S. federal income tax purposes), and their partners, members and owners, persons whose functional currency (as defined in Section 985 of the Code) is not the U.S. dollar, and financial institutions. This summary assumes that investors hold our common stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, U.S. Treasury regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service, or IRS, regarding an offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.
A “U.S. stockholder” generally is a beneficial owner of shares of our common stock who is for U.S. federal income tax purposes:
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a citizen or individual resident of the United States;

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a corporation or other entity treated as a corporation, for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any political subdivision thereof;

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a trust, if a court in the United States has primary supervision over its administration and one or more United States persons (as defined under the Code) have the authority to control all substantial decisions of the trust, or the trust has a valid election in effect under applicable U.S. Treasury regulations to be treated as a United States person; or

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an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

A “Non-U.S. stockholder” generally is a beneficial owner of shares of our common stock that is not a U.S. stockholder nor a partnership (or entity treated like a partnership for U.S. federal income tax purposes).
If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder that is a partner in a partnership holding shares of our common stock should consult his, her or its tax advisers with respect to the purchase, ownership and disposition of shares of our common stock.
Tax matters are very complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisers regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.
Election to be Taxed as a RIC
We have elected to be subject to tax as a RIC under Subchapter M of the Code. As a RIC, we generally will not be subject to pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that we timely distribute each tax year as distributions for U.S. federal income tax purposes to our stockholders. To maintain our qualification as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, in order to maintain RIC tax treatment, we must distribute to our stockholders, for each tax year, distributions treated as dividends for U.S. federal income tax purposes generally of an amount at least equal to 90% of our “investment company taxable income,” which is generally the sum of our net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses, determined without regard to any deduction for distributions paid, or the annual distribution requirement.
Taxation as a RIC
If we:
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qualify as a RIC; and

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satisfy the Annual Distribution Requirement,

then we will not be subject to U.S. federal income tax on the portion of our income or capital gains we distribute (or are deemed to distribute) as distributions to our stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gains not distributed (or deemed distributed) as distributions to our stockholders.
As a RIC, we will be subject to a 4% nondeductible federal excise tax on certain undistributed income unless we distribute amounts treated as dividends for U.S. federal income tax purposes in a timely manner to our stockholders generally of an amount at least equal to the sum of  (1) 98% of our net ordinary income (taking into account certain deferrals and elections) for the calendar year, (2) 98.2% of our capital gain net income, which is the excess of capital gains in excess of capital losses, or “capital gain net income” (as adjusted for ordinary losses), for the one-year period ending October 31 of that calendar year and (3) any net ordinary income and capital gain net income for the preceding years that were not distributed during such years and on which we paid no U.S. federal income tax, or the Excise Tax Avoidance Requirement. Any distribution treated as dividends for U.S. federal income tax purposes declared by us during October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following calendar year, will be treated as if it had been paid by us, as well as received by our U.S. stockholders, on December 31 of the calendar year in which the distribution was declared. We generally will endeavor in each tax year to avoid incurring any material U.S. federal excise tax on our earnings.
We have previously incurred, and may incur in the future, such excise tax on a portion of our income and capital gains. While we intend to distribute income and capital gains to minimize exposure to the 4% excise tax, we may not be able to, or may choose not to, distribute amounts sufficient to avoid the imposition of the tax entirely. In that event, we generally will be liable for the excise tax only on the amount by which we do not meet the Excise Tax Avoidance Requirement. Under certain circumstances, however, we may, in our sole discretion, determine that it is in our best interests to retain a portion of our income or capital gains rather than distribute such amount as dividends and accordingly cause us to bear the excise tax burden associated therewith.
In order to qualify as a RIC for U.S. federal income tax purposes, we must, among other things:
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continue to qualify as a BDC under the 1940 Act at all times during each tax year;

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derive in each tax year at least 90% of our gross income from dividends, interest, payments with respect to certain securities, loans, gains from the sale of stock or other securities, net income from certain “qualified publicly traded partnerships,” or other income derived with respect to our business of investing in such stock or other securities, or the 90% Income Test; and

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diversify our holdings so that at the end of each quarter of the tax year:

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at least 50% of the value of our assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of such issuer; and

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no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly traded partnerships,” or the Diversification Tests.

A RIC is limited in its ability to deduct expenses in excess of its investment company taxable income. If our deductible expenses in a given tax year exceed our investment company taxable income, we may incur a net operating loss for that tax year. However, a RIC is not permitted to carry forward net operating losses to subsequent tax years and such net operating losses do not pass through to its stockholders. In addition, deductible expenses can be used only to offset investment company taxable income, not net capital gain. A RIC may not use any net capital losses (that is, the excess of realized capital losses over realized capital gains) to offset its investment company taxable income, but may carry forward such net capital losses, and use them to offset future capital gains, indefinitely. Due to these limits on deductibility of expenses and net capital losses, we may for tax purposes have aggregate taxable income for several tax years that we are required to distribute and that is taxable to our stockholders even if such taxable income is greater than the net income we actually earn during those tax years.
For U.S. federal income tax purposes, we may be required to recognize taxable income in circumstances in which we do not receive a corresponding payment in cash. For example, if we hold debt instruments that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, increasing interest rates or debt instruments that were issued with warrants), we must include in income each tax year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same tax year. We may also have to include in income other amounts that we have not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. We anticipate that a portion of our income may constitute original issue discount or other income required to be included in taxable income prior to receipt of cash. Also, recent tax legislation requires that income by recognized to tax purposes no later than when recognized for financial reporting purposes, which may require, pending further regulatory guidance, that we amortize market discount currently. Further, we may elect to amortize market discount and include such amounts in our taxable income in the current tax year, instead of upon their disposition, as an election not to do so would limit our ability to deduct interest expense for tax purposes.
We invest a portion of our net assets in below investment grade instruments. Investments in these types of instruments may present special tax issues for us. U.S. federal income tax rules are not entirely clear about issues such as when we may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt instruments in a bankruptcy or workout context are taxable. We will address these and other issues to the extent necessary in order to seek to ensure that we distribute sufficient income to avoid any material U.S. federal income or excise tax.
Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the tax year of the accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount. As a result, we may have difficulty meeting the Annual Distribution Requirement necessary to maintain RIC tax treatment under Subchapter M of the Code. We may have to sell or otherwise dispose of some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.
If we acquire the equity securities of certain non-U.S. entities classified as a corporation for U.S. federal income tax purposes that earn at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their total assets in investments producing such passive income, we could be subject to federal income tax and additional interest charges on “excess distributions” received from such PFICs or gain from the sale of stock in such PFICs, even if all income or gain actually received by us is timely distributed to our stockholders. We would not be able to pass through to our stockholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election could require us to recognize taxable income or gain without the concurrent receipt of cash. We intend to limit and/or manage our holdings in PFICs to minimize our liability for any such taxes and related interest charges.
If we hold greater than 10% of the interests treated as equity for U.S. federal income tax purposes in a foreign corporation that is treated as a controlled foreign corporation, or CFC, we may be treated as receiving a deemed distribution (taxable as ordinary income) each taxable year from such foreign corporation in an amount equal to our pro rata share of the corporation’s income for such taxable year (including both ordinary earnings and capital gains), whether or not the corporation makes an actual distribution during such taxable year. We would be required to include the amount of a deemed distribution from a CFC when computing our investment company taxable income as well as in determining whether we satisfy the distribution requirements applicable to RICs, even to the extent the amount of our income deemed recognized from the CFC exceeds the amount of any actual distributions from the CFC and our proceeds from any sales or other dispositions of CFC stock during a taxable year. In general, a foreign corporation will be considered a CFC if greater than 50% of the shares of the corporation, measured by reference to combined voting power or value, is owned (directly, indirectly or by attribution) by U.S. Shareholders. A “U.S. Shareholder,” for this purpose, is any U.S. person that possesses (actually or constructively) 10% or more of the combined voting power of all classes of shares of a foreign corporation.
Under recently proposed Treasury Regulations, certain income derived by us from a CFC or PFIC with respect to which we have made a QEF election would generally constitute qualifying income for purposes of determining our ability to be subject to tax as a RIC only to the extent the CFC or the PFIC makes distributions of that income to us. As such, we may be restricted in our ability to make QEF elections with respect to our holdings in issuers that could be treated as PFICs or implement certain restrictions with the respect to any issuers that could be treated as CFCs in order to limit our tax liability or maximize our after-tax return from these investments.
Under recent tax legislation, we and the companies in which we invest will be generally subject to certain leverage limitations regarding the deductibility of interest expense. The recent tax legislation may, pending further regulatory guidance, require us to accrue market discount currently and to otherwise recognize income for tax purposes not later than we recognize it for financial reporting purposes. The recent tax legislation may also require us to recognize accumulated undistributed earnings of foreign corporations, if any, in which we were invested in 2017 if our ownership levels exceeded certain thresholds. The effects of these and other provisions of the tax legislation on us remains uncertain at this time pending regulatory guidance.
Our functional currency, for U.S. federal income tax purposes, is the U.S. dollar. Under the Code, foreign exchange gains and losses realized by us in connection with certain transactions involving foreign currencies, or payables or receivables denominated in a foreign currency, as well as certain non-U.S. dollar denominated debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, and similar financial instruments are subject to Code provisions that generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to our stockholders. Any such transactions that are not directly related to our investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) also could, under future U.S. Treasury regulations, produce income not among the types of  “qualifying income” for purposes of the 90% income test.
Although we do not presently expect to do so, we are authorized to borrow funds and to sell or otherwise dispose of assets in order to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. See “Regulation —  Senior Securities.” Moreover, our ability to sell or otherwise dispose of assets to meet the Annual Distribution Requirement may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we sell or otherwise dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous.
A portfolio company in which we invest may face financial difficulties that require us to work-out, modify or otherwise restructure our investment in the portfolio company. Any such transaction could, depending upon the specific terms of the transaction, result in unusable capital losses and future non-cash income. Any such transaction could also result in our receiving assets that give rise to non-qualifying income for purposes of the 90% Income Test or otherwise would not count toward satisfying the Diversification Tests.
Some of the income that we might otherwise earn, such as fees for providing managerial assistance, certain fees earned with respect to our investments, income recognized in a work-out or restructuring of a portfolio investment, or income recognized from an equity investment in an operating partnership, may not satisfy the 90% Income Test. To manage the risk that such income might disqualify us as a RIC for failure to satisfy the 90% Income Test, one or more subsidiary entities treated as U.S. corporations for entity-level income tax purposes may be employed to earn such income and (if applicable) hold the related asset. Such subsidiary entities will be required to pay U.S. federal income tax on their earnings, which ultimately will reduce the yield to our stockholders on such fees and income.
The remainder of this discussion assumes that we have qualified for and maintain our qualification as a RIC and have satisfied the Annual Distribution Requirement.
Taxation of U.S. Stockholders
This subsection applies to U.S. stockholders, only. If you are not a U.S. stockholder, this subsection does not apply to you and you should refer to “Taxation of Non-U.S. Stockholders,” below.
Distributions by us, including distributions pursuant to our distribution reinvestment plan or where a stockholder can elect to receive cash or stock, generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is generally the sum of our net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. To the extent such distributions paid by us to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions, or, Qualifying Dividends, may be eligible for a maximum tax rate of either 15% or 20%, depending on whether the stockholder’s income exceeds certain threshold amounts. In this regard, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the preferential maximum rate applicable to Qualifying Dividends or for the corporate dividends received deduction. Distributions of our net capital gains (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly designated by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains that are currently generally taxable at a maximum rate of either 15% or 20% (depending on whether the stockholder’s income exceeds certain threshold amounts) in the case of individuals, trusts or estates, regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder.
If a U.S. stockholder receives distributions in the form of common stock pursuant to our distribution reinvestment plan, such stockholder generally will be subject to the same U.S. federal, state and local tax consequences as if it received distributions in cash. In that case, a stockholder will be treated as receiving a distribution generally of an amount equal to the fair market value of our shares of common stock. Any shares of common stock received in a distribution will have a holding period for tax purposes commencing on the day following the day on which the shares of our common stock are credited to the U.S. stockholder’s account.
We may in the future decide to retain some or all of our net capital gains, but designate the retained amount as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s tax basis for his, her or its shares of common stock. Since we expect to pay tax on any retained capital gains at our regular corporate tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual stockholders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. stockholder’s other U.S. federal income tax obligations or may be refunded to the extent it exceeds a stockholder’s liability for U.S. federal income tax. A stockholder that is not subject to U.S. federal income tax or otherwise required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to use the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant tax year. We cannot retain any portion of our investment company taxable income as a “deemed distribution.”
For purposes of determining (1) whether the annual distribution requirement is satisfied for any year and (2) the amount of distributions paid for that year, we may, under certain circumstances, elect to treat a distribution that is paid during the following tax year as if it had been paid during the tax year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the distribution in the tax year in which the distribution is made. However, any distribution declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following calendar year, will be treated as if it had been received by our U.S. stockholders on December 31 of the calendar year in which the distribution was declared.
If an investor acquires shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though economically it may represent a return of his, her or its investment.
A stockholder generally will recognize taxable gain or loss if the stockholder sells or otherwise disposes of his, her or its shares of our common stock. The amount of gain or loss will be measured by the difference between such stockholder’s adjusted tax basis in the common stock sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the stockholder has held his, her or its shares for more than one year. Otherwise, it will be treated as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.
In general, non-corporate U.S. stockholders currently are generally subject to a maximum U.S. federal income tax rate of either 15% or 20% (depending on whether the stockholder’s income exceeds certain threshold amounts) on their net capital gain (i.e., the excess of realized net long-term capital gains over realized net short-term capital losses), including any long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from us and net gains from redemptions or other taxable dispositions of our common stock) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts. Corporate U.S. stockholders currently are subject to U.S. federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of  $3,000 generally may be carried forward and used in subsequent tax years as provided in the Code. Corporate stockholders generally may not deduct any net capital losses for any tax year, but may carry back such losses for three tax years or carry forward such losses for five tax years.
As a RIC, we may be subject to the alternative minimum tax, or the AMT; however, any items that are treated differently for AMT purposes must be apportioned between us and our U.S. stockholders, and such apportioned amounts may affect a U.S. stockholders’ AMT liability. Although U.S. Treasury regulations explaining the precise method of apportionment have not yet been issued, such items will be apportioned in the same proportion that dividends paid to each U.S. stockholder bear to our investment company taxable income (determined without regard to any deduction for dividends paid), unless a different method for a particular item is warranted under the circumstances.
We (or if a U.S. stockholder holds shares through an intermediary, such intermediary) will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the IRS (including the amount of distributions, if any, eligible for the preferential maximum rate). Distributions paid by us generally will not be eligible for the corporate dividends received deduction or the preferential tax rate applicable to Qualifying Dividends because our income generally will not consist of qualifying dividends. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation.
The Code requires reporting of adjusted cost basis information for covered securities, which generally include shares of a RIC acquired after January 1, 2012, to the IRS and to taxpayers. Stockholders should contact their financial intermediaries with respect to reporting of cost basis and available elections for their accounts.
Under U.S. Treasury regulations, if a U.S. stockholder recognizes a loss with respect to our shares of $2 million or more in the case of an individual stockholder or $10 million or more in the case of a corporate stockholder in any single tax year (or a greater loss over a combination of tax years), such U.S. stockholder must file with the IRS a disclosure statement on Form 8886. Direct U.S. stockholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, U.S. stockholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to stockholders of most or all RICs. The fact that a loss is reportable by a taxpayer under these U.S. Treasury regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. U.S. stockholders should consult their tax advisers to determine the applicability of these U.S. Treasury regulations in light of their individual circumstances.
We may be required to withhold U.S. federal income tax, or backup withholding, currently at a rate of 28%, from all distributions to any non-corporate U.S. stockholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (2) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s U.S. federal income tax liability, provided that proper information is provided to the IRS.

Taxation of Non-U.S. Stockholders
This subsection applies to non-U.S. stockholders, only. If you are not a non-U.S. stockholder, this subsection does not apply to you and you should refer to “Taxation of U.S. Stockholders,” above.
Whether an investment in our shares is appropriate for a Non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in our shares by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisers before investing in our common stock.
Subject to the discussion in “Foreign Account Tax Compliance Act,” below, distributions of our investment company taxable income made to Non-U.S. stockholders (including interest income and realized net short-term capital gains in excess of realized long-term capital losses, which generally would be free of withholding if paid to Non-U.S. stockholders directly) generally will be subject to withholding of U.S. federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless an applicable exception applies. If the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder, we will not be required to withhold U.S. federal tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements, although the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons. (Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers.)
In addition, subject to the discussion in “Foreign Account Tax Compliance Act,” below, distributions of investment company taxable income made to Non-U.S. stockholders will not be subject to U.S. withholding tax if  (i) the distributions are properly designated in a notice timely delivered to Non-U.S. stockholders as “interest-related dividends” or “short-term capital gain dividends,” (ii) the distributions are derived from sources specified in the Code for such dividends and (iii) certain other requirements are satisfied. No assurance can be given as to whether any amount of our distributions will be eligible for this exemption from withholding or, if eligible, will be reported as such by us.
Subject to the discussion in “Foreign Account Tax Compliance Act,” below, actual or deemed distributions of our net capital gains to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of our common stock, will not be subject to U.S. federal withholding tax and generally will not be subject to U.S. federal income tax unless (i) the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. stockholder in the United States, or (ii) in the case of an individual stockholder, the stockholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the distributions or gains and certain other conditions are met.
If we distribute our net capital gains in the form of deemed rather than actual distributions, a Non-U.S. stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. For a corporate Non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in our shares of common stock may not be appropriate for a Non-U.S. stockholder.
A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to U.S. federal withholding tax, may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the Non-U.S. stockholder provides us or the dividend paying agent with a U.S. nonresident withholding tax certificate (e.g., an IRS Form W-8BEN, an IRS Form W-8BEN-E or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

Non-U.S. stockholders may also be subject to U.S. estate tax with respect to their investment in our common stock.
Non-U.S. persons should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.
Foreign Account Tax Compliance Act
We are required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2019) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. The information required to be reported includes the identity and taxpayer identification number of each account holder and transaction activity within the holder’s account. Stockholders may be requested to provide additional information to us to enable us to determine whether such withholding is required.
Conversion of Common Stock
The conversion of Class M, Class T and Class T-2 shares into Class I shares, as described in “Share Class Specifications,” will not be a taxable event to the converting stockholder or to us. The tax attributes of the Class I shares received upon such conversion will have the same tax attributes, including the tax basis and the holding period, as the Class M, Class T or Class T-2 shares converted.
Failure to Qualify as a RIC
If we fail to satisfy the 90% Income Test or any Diversification Tests in any tax year, we may be eligible to avail ourselves of certain relief provisions under the Code if the failures are due to reasonable cause and not willful neglect, and if a penalty tax is paid with respect to each failure in satisfaction of the applicable requirements. Additionally, relief is provided for certain de minimis failures of the Diversification Tests where we correct a failure within a specified period. If the applicable relief provisions are not available or cannot be met, all of our income will be subject to U.S. federal corporate-level income tax as described below. We cannot provide assurance that we would qualify for any such relief should we fail either the 90% Income Test or any Diversification Test.
If we were unable to qualify for treatment as a RIC, we would be subject to tax on all of our taxable income at regular corporate rates, regardless of whether we make any distributions to our stockholders. Distributions would not be required, and any distributions would generally be taxable to our stockholders as ordinary dividend income. Subject to certain additional limitations in the Code, such distributions would be eligible for the preferential maximum rate applicable to individual stockholders with respect to Qualifying Dividends. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends-received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. Moreover, if we fail to qualify as a RIC in any tax year, to qualify again to be subject to tax as a RIC in a subsequent tax year, we would be required to distribute our earnings and profits attributable to any of our non-RIC tax years as dividends to our stockholders. In addition, if we fail to qualify as a RIC for a period greater than two consecutive tax years, to qualify as a RIC in a subsequent year we may be subject to regular corporate tax on any net built-in gains with respect to certain of our assets (that is, the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if we had sold the property at fair market value at the end of the tax year) that we elect to recognize on requalification or when recognized over the next five tax years.

State and Local Taxes
We may be subject to state or local taxes in jurisdictions in which we are deemed to be doing business. In those states or localities, our entity-level tax treatment and the treatment of distributions made to stockholders under those jurisdictions’ tax laws may differ from the treatment under the Code. Accordingly, an investment in our shares of common stock may have tax consequences for stockholders that are different from those of a direct investment in our portfolio investments. Stockholders are urged to consult their own tax advisers concerning state and local tax matters.

REGULATION
We have elected to be regulated as a BDC under the 1940 Act. The 1940 Act contains prohibitions and restrictions relating to transactions between BDCs and their affiliates, principal underwriters and affiliates of those affiliates or underwriters. The 1940 Act requires that a majority of our directors be persons other than “interested persons,” as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a BDC unless approved by a majority of our outstanding voting securities.
The 1940 Act defines “a majority of the outstanding voting securities” as the lesser of  (i) 67% or more of the voting securities present at a meeting if the holders of more than 50% of our outstanding voting securities are present or represented by proxy or (ii) 50% of our voting securities.
We will generally not be able to issue and sell shares of any class of our common stock at a price per share, after deducting upfront selling commissions and dealer manager fees, if any, that is below the net asset value per share of the applicable class. See “Risk Factors — Risks Related to Business Development Companies — Regulations governing our operation as a BDC and a RIC will affect our ability to raise, and the way in which we raise, additional capital or borrow for investment purposes, which may have a negative effect on our growth.” We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current net asset value of any class of our common stock if our board of directors determines that such sale is in our best interests and the best interests of our stockholders, and our stockholders approve such sale. In addition, we may generally issue new shares of any class of our common stock at a price below the net asset value per share of such class in rights offerings to existing stockholders, in payment of dividends and in certain other limited circumstances.
As a BDC, we are subject to certain regulatory restrictions in making our investments. For example, BDCs generally are not permitted to co-invest with certain affiliated entities in transactions originated by the BDC or its affiliates in the absence of an exemptive order from the SEC. However, BDCs are permitted to, and may, simultaneously co-invest in transactions where price is the only negotiated term. In an order dated April 3, 2018, the SEC granted exemptive relief permitting us, subject to the satisfaction of certain conditions, to co-invest in certain privately negotiated investment transactions, including investments originated and directly negotiated by the Advisor or KKR Credit, with our co-investment affiliates. Under the terms of this relief, a “required majority” (as defined in Section 57(o) of the 1940 Act) of our independent directors must make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the proposed transaction, including the consideration to be paid, are reasonable and fair to us and our stockholders and do not involve overreaching of us or our stockholders on the part of any person concerned and (2) the transaction is consistent with the interests of our stockholders and is consistent with our investment objectives and strategy. We believe this relief will enhance our ability to further our investment objectives and strategy. We believe this relief may also increase favorable investment opportunities for us, in part, by allowing us to participate in larger investments, together with our co-investment affiliates, than would be available to us if such relief had not been obtained.
Qualifying Assets
Under the 1940 Act, a BDC may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The principal categories of qualifying assets relevant to our business are any of the following:
1.
Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer which:

a.
is organized under the laws of, and has its principal place of business in, the United States;

b.
is not an investment company (other than a small business investment company wholly owned by the BDC) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

c.
satisfies any of the following:

i.
does not have any class of securities that is traded on a national securities exchange;

ii.
has a class of securities listed on a national securities exchange, but has an aggregate market value of outstanding voting and non-voting common equity of less than $250 million;

iii.
is controlled by a BDC or a group of companies including a BDC and the BDC has an affiliated person who is a director of the eligible portfolio company; or

iv.
is a small and solvent company having total assets of not more than $4.0 million and capital and surplus of not less than $2.0 million.

2.
Securities of any eligible portfolio company that we control.

3.
Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities, was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

4.
Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

5.
Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.

6.
Cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment.

In addition, a BDC must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above.
For purposes of Section 55(a) under the 1940 Act, we will treat each loan underlying the TRS as a qualifying asset if the obligor on such loan is an eligible portfolio company and as a non-qualifying asset if the obligor is not an eligible portfolio company. We may, however, accord different treatment to the TRS in the future in accordance with any applicable new rules or interpretations adopted by the staff of the SEC.
Managerial Assistance to Portfolio Companies
In order to count portfolio securities as qualifying assets for the purpose of the 70% test, we must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where we purchase such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the BDC, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

Temporary Investments
Pending investment in other types of  “qualifying assets,” as described above, our investments may consist of cash, cash equivalents, including money market funds, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets. Typically, we will invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price that is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we would not meet the Diversification Tests in order to maintain our qualification as a RIC for U.S. federal income tax purposes as described in “Material U.S. Federal Income Tax Considerations — Taxation as a RIC.” Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. The Advisor will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.
Senior Securities
We are permitted, under specified conditions, to issue multiple classes of debt and one class of stock senior to our Class A, Class I, Class M, Class T and Class T-2 common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary purposes without regard to asset coverage. For a discussion of the risks associated with leverage, See “Risk Factors — Risks Related to Debt Financing” and “Risk Factors — Risks Related to Business Development Companies.”
For purposes of the asset coverage ratio test applicable to us as a BDC, we will treat the outstanding notional amount of the TRS, less the initial amount of any cash collateral required to be posted by Cheltenham Funding under the TRS, as a senior security for the life of that instrument. We may, however, accord different treatment to the TRS in the future in accordance with any applicable new rules or interpretations adopted by the staff of the SEC.
Code of Ethics
We and the Advisor have each adopted a code of ethics pursuant to Rule 17j-1 promulgated under the 1940 Act that, among other things, establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to the codes may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with each code’s requirements. Our code of ethics and the Advisor’s code of ethics are attached as exhibits to the registration statement of which this prospectus is a part. You may also read and copy these codes of ethics at the SEC’s Public Reference Room located at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. In addition, each code of ethics is available on our website at www.fsinvestments.com and on the EDGAR Database on the SEC’s Internet site at www.sec.gov.
You may also obtain a copy of each code of ethics, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, at 100 F Street, N.E., Washington, D.C. 20549.
Compliance Policies and Procedures
We and the Advisor have adopted and implemented written policies and procedures reasonably designed to prevent violation of the federal securities laws and are required to review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation. Our chief compliance officer and the chief compliance officer of the Advisor are responsible for administering these policies and procedures.
Proxy Voting Policies and Procedures
We have delegated our proxy voting responsibility to the Advisor. The proxy voting policies and procedures of the Advisor are set forth below. The guidelines are reviewed periodically by the Advisor and our independent directors, and, accordingly, are subject to change.
As an investment adviser registered under the Advisers Act, the Advisor has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, it recognizes that it must vote client securities in a timely manner free of conflicts of interest and in the best interests of its clients.
These policies and procedures for voting proxies for the investment advisory clients of the Advisor are intended to comply with Section 206 of, and Rule 206(4)-6 promulgated under, the Advisers Act.
The Advisor will vote proxies relating to our securities in the best interest of its clients’ stockholders. It will review on a case-by-case basis each proposal submitted for a stockholder vote to determine its impact on the portfolio securities held by its clients. Although the Advisor will generally vote against proposals that may have a negative impact on its clients’ portfolio securities, it may vote for such a proposal if there exists compelling long-term reasons to do so.
The proxy voting decisions of the Advisor are made by the senior officers who are responsible for monitoring each of its clients’ investments. To ensure that its vote is not the product of a conflict of interest, it will require that: (a) anyone involved in the decision-making process disclose to its chief compliance officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (b) employees involved in the decision making process or vote administration are prohibited from revealing how the Advisor intends to vote on a proposal in order to reduce any attempted influence from interested parties.
Stockholders may obtain information, without charge, regarding how the Advisor voted proxies with respect to our portfolio securities by making a written request for proxy voting information to: Chief Compliance Officer, FS Investment Corporation IV, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112 or by calling us collect at (215) 495-1150.
Other
We will be periodically examined by the SEC for compliance with the 1940 Act.
We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a BDC, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misconduct, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.
Exchange Act and Sarbanes-Oxley Act Compliance
We are subject to the reporting and disclosure requirements of the Exchange Act, including the filing of quarterly, annual and current reports, proxy statements and other required items. In addition, we are subject to the Sarbanes-Oxley Act, which imposes a wide variety of regulatory requirements on publicly-held companies and their insiders. Many of these requirements affect us. For example:
•
pursuant to Rule 13a-14 promulgated under the Exchange Act, our chief executive officer and chief financial officer are required to certify the accuracy of the financial statements contained in our periodic reports;

•
pursuant to Item 307 of Regulation S-K promulgated under the Securities Act, our periodic reports are required to disclose our conclusions about the effectiveness of our disclosure controls and procedures; and

•
pursuant to Rule 13a-15 promulgated under the Exchange Act our management is required to prepare a report regarding its assessment of our internal control over financial reporting; and

•
pursuant to Item 308 of Regulation S-K, our auditors must attest to, and report on, our management’s assessment of our internal control over financial reporting.

The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and take actions necessary to ensure that we are in compliance therewith.

PLAN OF DISTRIBUTION
General
This is a continuous public offering of shares of our common stock as permitted by the federal securities laws. Currently we are offering Class A, Class I, Class M and Class T-2 shares. We may offer additional classes of our common stock in the future, with each class having a different upfront sales load and fee and expense structure. We intend to file post-effective amendments to the registration statement of which this prospectus is a part that will be subject to SEC review, to allow us to continue this offering for at least two years from the date of the effectiveness of the registration statement. This offering must be registered in every jurisdiction in which we offer or sell shares. Generally, such registrations are for a period of one year. Thus, we may have to stop selling shares in any jurisdiction in which our registration is not annually renewed or otherwise extended. The dealer manager is not required to sell any specific number or dollar amount of shares but intends to use its best efforts to sell the shares offered. The initial minimum permitted purchase is $5,000 of shares of our Class A, Class M and Class T-2 common stock, or $1,000,000 of shares of our Class I common stock. Additional purchases must be in increments of  $500 for shares of our Class A, Class M and Class T-2 common stock, and in increments of  $100,000 for shares of our Class I common stock, except for purchases made pursuant to our distribution reinvestment plan. Any minimum purchase amount may be waived in our sole discretion. In January 2016, we raised gross offering proceeds of $1.0 million from purchasers not affiliated with us or FSIC IV Advisor, which satisfied the minimum offering requirement and allowed the initial offering proceeds to be released from an escrow account in order for us to commence operations.
We generally will accept subscriptions on a weekly basis during our offering stage. Shares issued pursuant to our distribution reinvestment plan typically will be issued on the same date that we hold our last closing in the month of the distribution. In addition, in months in which we repurchase shares pursuant to our share repurchase program, we expect to conduct repurchases on the same date that we hold our monthly closing in such month for the sale of shares in this continuous public offering.
We are currently offering our Class A, Class I, Class M and Class T-2 shares on a continuous basis at a current public offering price equal to the NAV per share of the relevant class, plus any applicable sales load. We may offer additional classes of our common stock on a continuous basis in the future, with each class having a different upfront sales load and fee and expense structure.
To purchase Class A, Class I, Class M or Class T-2 shares in this offering, you must complete and sign a subscription agreement (in the form attached to this prospectus as Appendix A) for a specific dollar amount in accordance with the minimum purchase requirements set forth in this prospectus. You should make your check payable to “FS Investment Corporation IV.” Subscriptions will be effective only upon our acceptance, and we reserve the right to reject any subscription in whole or in part. Pending acceptance of your subscription, proceeds will be deposited into an account for your benefit. Class A and Class T-2 shares are available for purchase by investors meeting the suitability standards described herein. Class M shares are available for purchase by certain investors meeting the suitability standards described herein, including but not limited to, investors whose contract for investment advisory and related brokerage services includes a fixed or “wrap” fee or other asset-based fee arrangement. Class I shares are available for purchase by (i) clients of financial intermediaries who charge such clients an ongoing fee for advisory, investment, consulting or related services, including individuals, corporations, endowments and foundations, (ii) family offices and their clients, (iii) certain other institutional investors, (iv) high net worth investors and (v) investors affiliated with the Advisor and its affiliates and other individuals designated by management. Class I shares are not available for purchase through an omnibus or similar intermediary account. The minimum permitted purchase of Class I shares is $1,000,000. Except for certain share ownership and transfer restrictions contained in our charter, there is no limit on the number of Class I shares that may be sold to such persons. We may make certain sales directly to these groups designated by management or the dealer manager without a participating broker-dealer. For such direct sales, the dealer manager will serve as the broker-dealer of record. The Advisor and its affiliates will be expected to hold their Class I shares purchased as stockholders for investment and not with a view towards distribution.

A Class M, Class T or Class T-2 share will convert into a Class I share upon the earliest of  (i) such Class M, Class T or Class T-2 share reaching the applicable sales charge cap, (ii) our dealer manager advising us that the aggregate underwriting compensation payable from all sources (determined in accordance with applicable FINRA rules), including upfront selling commissions, dealer manager fees and distribution fees, if any, and any other underwriting compensation with respect to all shares of our Class A, Class I, Class M, Class T and Class T-2 common stock would be in excess of 10% of the gross proceeds of this offering, and (iii) a liquidity event. See “— Compensation of the Dealer Manager and Selected Broker-Dealers.”
About the Dealer Manager
The dealer manager is FS Investment Solutions. The dealer manager was formed in 2007 and registered as a broker-dealer with the SEC and FINRA in December 2007. The dealer manager is an affiliate of FS Investments. The dealer manager will receive compensation for services relating to this offering and provide certain sales, promotional and marketing services to us in connection with the distribution of the shares of common stock offered pursuant to this prospectus. For additional information about the dealer manager, including information related to its affiliation with us and the Advisor, see “Certain Relationships and Related Party Transactions.”
Compensation of the Dealer Manager and Selected Broker-Dealers
Except as otherwise described in this prospectus, the dealer manager will receive upfront selling commissions of up to [•]% and [•]% of the gross proceeds received on Class A and Class T-2 shares sold in this offering, respectively, and dealer manager fees of up to [•]% and [•]% of the gross proceeds received on Class A and Class T-2 shares sold in this offering, respectively. No upfront selling commissions or dealer manager fees will be received on Class I or Class M shares. We expect all of the upfront selling commissions and all or a portion of the dealer manager fees to be reallowed to selected broker-dealers and financial representatives. We expect that selected broker-dealers and financial representatives will receive, through the reallowance of upfront selling commissions, dealer manager fees and distribution fees, as described below, up to approximately 7.25% of the gross proceeds received on Class A, Class M and Class T-2 shares sold in this offering after the date of this prospectus. The dealer manager will not directly or indirectly pay or award any fees or commissions or other compensation to any person or entity engaged to sell our shares or give investment advice to a potential stockholder except to a registered broker-dealer or other properly licensed agent for selling or distributing our shares. The maximum aggregate underwriting compensation collected from payments of distribution fees, upfront selling commissions and dealer manager fees, if any, and any other sources, including the reimbursement of training and education expenses and wholesaling compensation expenses of persons associated with the dealer manager, which will be paid by the dealer manager or its affiliate without reimbursement from us, will not exceed 10% of the gross offering proceeds from the sale of shares of our Class A, Class I, Class M and Class T-2 common stock in this primary offering.
Our Class M and Class T-2 shares are subject to an annual distribution fee of  [•]% and [•]%, respectively, of the estimated value of such shares, as determined in accordance with applicable FINRA rules. Distribution fees will be paid pursuant to a distribution plan adopted by us in compliance with Rules 12b-1 and 17d-3 under the 1940 Act, as if those rules applied to us. Among other requirements, such plan must be approved annually by a vote of our board of directors, including the directors who are not “interested persons” as defined in the 1940 Act and have no direct or indirect financial interest in the operation of such plan or in any agreements related to such plan. See “Plan of Distribution — Compensation of the Dealer Manager and Selected Broker-Dealers.” Except for Class M and Class T-2 shares purchased through investment advisors whose contracts for investment advisory and related services include a fixed or “wrap” fee or other asset-based fee arrangement, all of the distribution fee is expected to be re-allowed to selected broker-dealers and financial representatives. The distribution fee will compensate our affiliated dealer manager and its affiliates, selected broker-dealers and financial representatives for services rendered and expenses incurred in connection with the ongoing marketing, sale and distribution of our shares. The distribution fee will accrue daily and will be paid on a monthly basis. The distribution fee is payable with respect to all Class M and Class T-2 shares, other than shares issued under our distribution reinvestment plan. The distribution fee will terminate for all Class M, Class T and Class T-2 stockholders upon a liquidity event.
In addition, we will stop paying the distribution fee with respect to any outstanding Class M, Class T and Class T-2 share when the total underwriting compensation from the upfront selling commissions, dealer manager fees and distribution fee attributable to such share equals 7.25% of gross offering proceeds. We refer to this amount as the sales charge cap. The sales charge cap applicable to certain shares, including shares sold prior to the date of this prospectus, will be reduced by the amount of any upfront sales load that is waived for such shares or to otherwise account for any lower upfront sales load paid by an investor with respect to such shares. Upon a Class M, Class T or Class T-2 share reaching the applicable sales charge cap, such share will be converted into a Class I share and will no longer be subject to an ongoing distribution fee.
In February 2015, pursuant to a private placement, Michael C. Forman, the principal of FSIC IV Advisor, contributed $200,000, which was used in its entirety to purchase 20,000 Class T shares at $10.00 per share. FINRA considers any difference between the per share purchase price of shares sold in private placements and the initial per share purchase price upon effectiveness of this offering to be underwriting compensation. All forms of underwriting compensation payable to members of FINRA may not exceed 10% of our gross offering proceeds.
The dealer manager authorizes other broker-dealers that are members of FINRA and other properly licensed financial advisors, which we refer to as selected broker-dealers, to sell our shares. The dealer manager may re-allow all of its selling commissions and dealer manager fees attributable to a selected broker-dealer.
In addition to the payment of selling commissions and dealer manager fees, we will reimburse the dealer manager and selected broker-dealers for bona fide accountable due diligence expenses supported by detailed and itemized invoices. We expect to reimburse a portion of the gross offering proceeds for accountable due diligence expenses, which are included as part of the reimbursement of organization and offering costs in an amount up to [•]% of the gross offering proceeds.
All items of compensation to underwriters or dealers, including, but not limited to, selling commissions, expenses, rights of first refusal, consulting fees, finders’ fees and all other items of compensation of any kind paid by us, directly or indirectly, shall be taken into consideration in computing the amount of allowable “front end fees” as defined in our charter; provided, however, that no compensation will be paid to the dealer manager or selected broker-dealers in connection with this offering other than the compensation described above in “— Compensation of the Dealer Manager and Selected Broker-Dealers.”
We will not pay selling commissions, dealer manager fees or distribution fees on shares of Class A, Class I, Class M, Class T or Class T-2 common stock issued under our distribution reinvestment plan. The amount that would have been paid as upfront selling commissions, dealer manager fees or distribution fees if the shares issued under our distribution reinvestment plan had been sold pursuant to this continuous public offering of shares will be retained and used by us. Therefore, the net proceeds to us for issuances under our distribution reinvestment plan generally will be greater than the net proceeds to us for sales pursuant to this prospectus.
This offering is being made in compliance with FINRA Rule 2310. FINRA Rule 2310 provides that the maximum compensation payable from any source to members of FINRA participating in our continuous public offering may not exceed 10% of our gross offering proceeds (excluding proceeds received in connection with the issuance of shares through our distribution reinvestment program). Payments collected by us in connection with upfront selling commissions, dealer manager fees and distribution fees will be considered underwriting compensation for purposes of the applicable FINRA rules. The maximum aggregate underwriting compensation collected from payments of distribution fees, upfront selling commissions and dealer manager fees, if any, and any other sources, including the reimbursement of training and education expenses and wholesaling compensation expenses of persons associated with the dealer manager, which will be paid by the dealer manager or its affiliate without reimbursement from us, will not exceed 10% of the gross offering proceeds from the sale of shares of our Class A, Class I, Class M and Class T-2 common stock in this primary offering. Shares of common stock issued under our distribution reinvestment plan will be excluded from this determination. Our underwriting compensation will not exceed 10% of gross offering proceeds from the sale of common stock in the primary offering.
We will pay or reimburse costs of bona fide training and education meetings held by us (primarily the travel, meal and lodging costs of registered representatives of selling agents), attendance and sponsorship fees and cost reimbursement of employees of our dealer manager to attend seminars conducted by broker-dealers and legal fees for services provided in connection with this offering. Such payments are considered underwriting compensation in connection with this offering. All forms of non-cash compensation, as well as the aggregate difference between the price at which our sponsor purchased shares and the price at which such shares are offered to the public, will count towards the 10% limit on underwriting compensation.
The Advisor or its affiliates, in the Advisor’s discretion, may pay Additional Compensation from advisory fee revenue or other resources to selected broker-dealers and financial representatives in connection with the sale and servicing of Class A, Class I, Class M, Class T or Class T-2 shares. In return for the Additional Compensation, we may receive certain marketing or other benefits, including access to certain registered representatives, placement on a list of investment options offered by a particular selected broker-dealer, or the ability to assist in training and educating selected broker-dealers. Any such Additional Compensation may differ among selected broker-dealers and will count towards the 10% limit on underwriting compensation.
We have agreed to indemnify the participating broker-dealers, including the dealer manager, against certain liabilities arising under the Securities Act and liabilities arising from breaches of our representations and warranties contained in the dealer manager agreement. The broker-dealers participating in the offering of shares of our common stock are not obligated to obtain any subscriptions on our behalf, and we cannot assure you that any shares of common stock will be sold.
To the extent permitted by law and our charter, we will indemnify the selected broker-dealers and the dealer manager against some civil liabilities, including certain liabilities under the Securities Act and liabilities arising from breaches of our representations and warranties contained in the dealer manager agreement.
Discounts
The dealer manager may, at its sole discretion, enter into an agreement with a selected broker-dealer whereby such selected broker-dealer may aggregate subscriptions on part of a combined order for the purpose of offering investors reduced aggregate selling commissions and/or dealer manager fees. The specific terms of any such arrangement will be subject to negotiation between the dealer manager and the selected broker-dealer and will not reduce the amount of net proceeds available to us from the sale of our shares. Any reduction in the selling commissions and dealer manager fees would be prorated among the separate subscribers.
Transfer on Death Designation
You have the option of placing a transfer on death, or TOD, designation on your shares purchased in this offering. A TOD designation transfers ownership of your shares to your designated beneficiary upon your death. This designation may only be made by individuals, not entities, who are the sole or joint owners with right of survivorship of the shares. However, this option is not available to residents of the states of Louisiana or North Carolina. If you would like to place a TOD designation on your shares, you must complete and return the transfer on death form available upon request to us in order to effect the designation.
Supplemental Sales Material
In addition to this prospectus, we intend to use supplemental sales material in connection with the offering of our shares, although only when accompanied by or preceded by the delivery of this prospectus, as supplemented. We will file all supplemental sales material with the SEC prior to distributing such material. The supplemental sales material will not contain all of the information material to an investment decision and should only be reviewed after reading this prospectus. The sales material expected to be used in permitted jurisdictions includes:
•
investor sales promotion brochures;

•
cover letters transmitting this prospectus;

•
brochures containing a summary description of this offering;

•
fact sheets describing the general nature of FS Investment Corporation IV and our investment objectives;

•
asset flyers describing our recent investments;

•
broker updates;

•
online investor presentations;

•
third-party article reprints;

•
website material;

•
electronic media presentations; and

•
client seminars and seminar advertisements and invitations.

All of the foregoing material will be prepared by the Advisor or its affiliates with the exception of the third-party article reprints, if any. In certain jurisdictions, some or all of such sales material may not be available. In addition, the sales material may contain certain quotes from various publications without obtaining the consent of the author or the publication for use of the quoted material in the sales material.
We are offering shares in this continuous public offering only by means of this prospectus, as the same may be supplemented and amended from time to time. Although the information contained in our supplemental sales materials is not expected to conflict with any of the information contained in this prospectus, as amended or supplemented, the supplemental materials do not purport to be complete and should not be considered a part of or as incorporated by reference in this prospectus, or the registration statement of which this prospectus is a part.

SUITABILITY STANDARDS
The following are our suitability standards for investors which are required by the Omnibus Guidelines published by the North American Securities Administrators Association in connection with our continuous public offering of shares of common stock under the registration statement of which this prospectus is a part.
Pursuant to applicable state securities laws, shares of common stock offered through this prospectus are suitable only as a long-term investment for persons of adequate financial means who have no need for liquidity in this investment. For the foreseeable future, there is not expected to be any public market for our shares, which means that it may be difficult for stockholders to sell shares. As a result, we have established suitability standards which require investors to have either (i) a net worth (not including home, furnishings and personal automobiles) of at least $70,000 and an annual gross income of at least $70,000, or (ii) a net worth (not including home, furnishings and personal automobiles) of at least $250,000. Our suitability standards also require that a potential investor: (1) can reasonably benefit from an investment in us based on such investor’s overall investment objectives and portfolio structuring; (2) is able to bear the economic risk of the investment based on the prospective stockholder’s overall financial situation; and (3) has apparent understanding of  (a) the fundamental risks of the investment, (b) the risk that such investor may lose his or her entire investment, (c) the lack of liquidity of the shares, (d) the background and qualifications of the Advisor and (e) the tax consequences of the investment. We rely on the representations and other information provided by potential investors in the subscription agreement completed and signed by each such investor, as well as information provided by investors to the selected broker-dealers and other financial intermediaries through which we distribute shares of our common stock, in determining whether such potential investors meet our suitability standards.
In addition, we will not sell shares to investors in the states named below unless they meet special suitability standards:
The minimum purchase amount is $5,000 in Class A, Class M or Class T-2 shares, or $1,000,000 in Class I shares. To satisfy the minimum purchase requirements for retirement plans, unless otherwise prohibited by state law, a husband and wife may jointly contribute funds from their separate individual retirement accounts, or IRAs, provided that each such contribution is made in increments of  $500 with respect to Class A, Class M or Class T-2 shares and $100,000 with respect to Class I shares. You should note that an investment in shares of our common stock will not, in itself, create a retirement plan and that, in order to create a retirement plan, you must comply with all applicable provisions of the Code.
If you have satisfied the applicable minimum purchase requirement, any additional purchase must be in amounts of at least $500 in Class A, Class M or Class T-2 shares, or $100,000 in Class I shares. The investment minimum for subsequent purchases does not apply to shares issued pursuant to our distribution reinvestment plan.
In the case of sales to fiduciary accounts, these minimum standards shall be met by the beneficiary, the fiduciary account or by the donor or grantor who directly or indirectly supplied the funds for the purchase of the shares of our common stock if the donor or grantor is the fiduciary. These suitability standards are intended to help ensure that, given the long-term nature of an investment in shares of our common stock, our investment objectives and the relative illiquidity of our common stock, shares of our common stock are an appropriate investment for those of you who become stockholders. FS Investments, through its affiliate, FS Investment Solutions, the dealer manager in connection with the sale of shares registered in this continuous public offering, and the selected broker-dealers selling shares on our behalf must make every reasonable effort to determine that the purchase of shares of our common stock is a suitable and appropriate investment for each prospective stockholder based on information provided by the prospective stockholder in the subscription agreement regarding the prospective stockholder’s financial situation and investment objectives. Each selected broker-dealer is required to maintain for six years records of the information used to determine that an investment in shares of our common stock is suitable and appropriate for a prospective stockholder.

In purchasing shares, custodians or trustees of employee pension benefit plans or IRAs may be subject to the fiduciary duties imposed by ERISA or other applicable laws and to the prohibited transaction rules prescribed by ERISA and related provisions of the Code. In addition, prior to purchasing shares, the trustee or custodian of an employee pension benefit plan or an IRA should determine that such an investment would be permissible under the governing instruments of such plan or account and applicable law.

LIQUIDITY STRATEGY
We intend to seek to complete a liquidity event for our stockholders within three to five years following the completion of our offering stage. However, the offering period may extend for an indefinite period. Accordingly, stockholders should consider that they may not have access to the money they invest for an indefinite period of time until we complete a liquidity event. We will view our offering stage as complete as of the termination date of our most recent public equity offering if we have not conducted a public equity offering in any continuous two-year period. We may determine not to pursue a liquidity event if we believe that then-current market conditions are not favorable for a liquidity event, and that such conditions will improve in the future. A liquidity event could include (1) a listing of our common stock on a national securities exchange, (2) the sale of all or substantially all of our assets either on a complete portfolio basis or individually followed by a liquidation or (3) a merger or another transaction approved by our board of directors in which our stockholders likely will receive cash or shares of a publicly traded company, including potentially a company that is an affiliate of FS Investments or KKR Credit. We refer to these scenarios as “liquidity events.” Upon the occurrence of a liquidity event, all Class M, Class T and Class T-2 shares will automatically convert into Class I shares and the distribution fee will terminate. While our intention is to seek to complete a liquidity event within three to five years following the commencement of this offering, there can be no assurance that a suitable transaction will be available or that market conditions for a liquidity event will be favorable during that timeframe. In making a determination of what type of liquidity event is in the best interest of our stockholders, our board of directors, including our independent directors, may consider a variety of criteria, including, but not limited to, the allocation of our portfolio among various issuers and industries, portfolio performance, our financial condition, potential access to capital as a listed company, market conditions for the sale of our assets or listing of our common stock, internal management considerations and the potential for stockholder liquidity. If we determine to pursue a listing of our common stock on a national securities exchange in the future, at that time we may consider either an internal or an external management structure. As such, there can be no assurance that we will complete a liquidity event at all. In addition, shares of BDCs listed on a national securities exchange frequently trade at a discount to net asset value. If we determine to pursue a listing of our common stock on a national securities exchange, stockholders, including those who purchase shares of our common stock at the offering price, may experience a loss on their investment if they sell their shares at a time when our shares are trading at a discount to net asset value. This risk is separate and distinct from the risk that our net asset value will decrease.
Prior to the completion of a liquidity event, our share repurchase program may provide a limited opportunity for you to have your shares of common stock repurchased, subject to certain restrictions and limitations, at a price which may reflect a discount from the purchase price you paid for the shares being repurchased. See “Share Repurchase Program” for a detailed description of our share repurchase program.
Our sponsor, FS Investments, has also sponsored the continuous public offerings of its four affiliated BDCs, including FS Investment Corporation, FS Investment Corporation II, FS Energy and Power Fund and FS Investment Corporation III, which closed their respective offerings to new investors in May 2012, March 2014, November 2016 and December 2017, respectively. On April 16, 2014, FS Investment Corporation listed its shares of common stock on the NYSE and began trading under the ticker symbol “FSIC.” Therefore, to date, one of our sponsor’s four affiliated BDCs has completed a liquidity event.

KKR Credit has advised and/or sub-advised two affiliated BDCs, including Corporate Capital Trust, Inc., which closed its offering to new investors in October 2016,. and Corporate Capital Trust II, which closed its offering to new investors in April 2018. KKR Credit has also advised its affiliated closed-end management investment company, KKR Income Opportunities Fund. On November 14, 2017, Corporate Capital Trust, Inc. listed its shares of common stock on the NYSE and began trading under the ticker symbol “CCT.”

SHARE REPURCHASE PROGRAM
We do not currently intend to list our shares of common stock on any securities exchange and do not expect a public market for them to develop in the foreseeable future. Therefore, stockholders should not expect to be able to sell their shares at a desired price or at all. No stockholder will have the right to require us to repurchase his or her shares or any portion thereof. Because no public market will exist for our shares, and none is expected to develop, stockholders will not be able to liquidate their investment prior to our liquidation or other liquidity event, other than through our share repurchase program, or, in limited circumstances, as a result of transfers of shares to other eligible investors.
To provide our stockholders with limited liquidity, we intend to continue to conduct quarterly tender offers pursuant to our share repurchase program. The first such tender offer commenced in May 2016. The following table reflects certain information regarding the tender offers we have conducted to date. Dollar amounts are presented in thousands, except share and per share data:
For the Three Months Ended	Repurchase Date	Class T Shares Repurchased	Percentage of Class T Shares Tendered That Were Repurchased	Percentage of Outstanding Class T Shares Repurchased as of the Repurchase Date	Repurchase Price Per Class T Share	Aggregate Consideration for Repurchased Class T Shares
Fiscal 2016
June 30, 2016	July 6, 2016	10,521	100%	0.15%	$10.7091	$112,667
September 30, 2016	October 5, 2016	9,217	100%	0.09%	$10.8558	$100,054
Fiscal 2017
December 31, 2016	January 4, 2017	24,998	100%	0.17%	$10.9536	$273,820
March 31, 2017	April 5, 2017	41,792	100%	0.22%	$11.1070	$464,183
June 30, 2017	July 5, 2017	67,947	100%	0.27%	$11.1549	$757,941
September 30, 2017	October 4, 2017	49,814	100%	0.18%	$11.1549	$555,672
Fiscal 2018
December 31, 2017	January 10, 2018	113,036	100%	0.36%	$11.1549	$1,260,905
On April 2, 2018, we repurchased 286,794 shares of Class T common stock (representing 100% of the shares of Class T common stock tendered for repurchase and 0.90% of the shares outstanding as of such date) at $11.1549 per share for aggregate consideration totaling $3,199,156.
Our quarterly repurchases will be conducted on such terms as may be determined by our board of directors in its complete and absolute discretion unless, in the judgment of the independent directors of our board of directors, such repurchases would not be in the best interests of our stockholders or would violate applicable law. Under the MGCL, except as provided in the following sentence, a Maryland corporation may not make a distribution to stockholders, including pursuant to our repurchase program, if, after giving effect to the distribution, (i) the corporation would not be able to pay its indebtedness in the ordinary course or (ii) the corporation’s total assets would be less than its total liabilities plus preferential amounts payable on dissolution with respect to preferred stock (unless our charter provides otherwise). Notwithstanding the foregoing, a corporation may make a distribution, including a repurchase, from: (i) the net earnings of the corporation for the fiscal year in which the distribution is made; (ii) the net earnings of the corporation for the preceding fiscal year; or (iii) the sum of the net earnings of the corporation for the preceding eight fiscal quarters. We intend to conduct such repurchase offers in accordance with the requirements of Rule 13e-4 promulgated under the Exchange Act and the 1940 Act. In months in which we repurchase shares pursuant to our share repurchase program, we expect to conduct repurchases on the same date that we hold our monthly closing in such month for the sale of shares in this continuous public offering. Any offer to repurchase shares will be conducted solely through tender offer materials mailed to each stockholder and is not being made through this prospectus.
Our board of directors will also consider the following factors, among others, in making its determination regarding whether to cause us to offer to repurchase shares and under what terms:

•
the effect of such repurchases on our qualification as a RIC (including the consequences of any necessary asset sales);

•
the liquidity of our assets (including fees and costs associated with disposing of assets);

•
our investment plans and working capital requirements;

•
the relative economies of scale with respect to our size;

•
our history in repurchasing shares or portions thereof; and

•
the condition of the securities markets.

We currently intend to limit the number of shares to be repurchased for any repurchase offer to the lesser of  (i) the greater of  (x) the number of shares of common stock that we can repurchase with the proceeds we receive from the sale of shares of common stock under our distribution reinvestment plan during the twelve-month period ending on the expiration date of such repurchase offer (less the amount of any such proceeds used to repurchase shares of common stock on each previous repurchase date for tender offers conducted during such period) and (y) the number of shares of common stock that we can repurchase with the proceeds we receive from the sale of shares of common stock under our distribution reinvestment plan during three-month period ending on the expiration date of such repurchase offer and (ii) 10.0% of the weighted average number of shares of common stock outstanding in the prior calendar year, or 2.5% in each calendar quarter. Because our distribution reinvestment plan is structured as an “opt-in” program that requires stockholders to affirmatively elect to have their cash distributions reinvested in additional shares of common stock, such requirement may contribute to the illiquidity of our shares. At the discretion of our board of directors, we may also use cash on hand, cash available from borrowings and cash from the liquidation of investments as of the end of the applicable period to repurchase shares. Our board of directors reserves the right, in its sole discretion, to limit the number of shares to be repurchased for each class by applying the limitations on the number of shares to be repurchased, noted above, on a per class basis. We intend to offer to repurchase shares on each date of repurchase at the net offering price in effect on the date of repurchase.
If you wish to tender your shares to be repurchased, you must either tender at least 25% of the shares you have purchased or all of the shares that you own. If you choose to tender only a portion of your shares, you must maintain a minimum balance of  $5,000 worth of Class A, Class M or Class T-2 shares, or $1,000,000 worth of Class I shares, following a tender of such shares for repurchase. If the amount of repurchase requests exceeds the number of shares we seek to repurchase, we will repurchase shares on a pro rata basis. As a result, we may repurchase less than the full amount of shares that you request to have repurchased. To the extent you seek to tender all of the shares that you own and we repurchase less than the full amount of shares that you request to have repurchased, you may maintain a balance of Class A, Class M or Class T-2 shares of less than $5,000, or $1,000,000 for Class I shares, following such share repurchase. If we do not repurchase the full amount of your shares that you have requested to be repurchased, or we determine not to make repurchases of our shares, you may not be able to dispose of your shares. Any periodic repurchase offers will be subject in part to our available cash and compliance with the RIC qualification and diversification rules promulgated under the Code.
Our board of directors will require that we repurchase shares or portions thereof from you pursuant to written tenders only on terms they determine to be fair to us and to all of our stockholders. Repurchases of your shares by us will be paid in cash. Repurchases will be effective after receipt and acceptance by us of all eligible written tenders of shares from our stockholders.
When our board of directors determines that we will offer to repurchase shares or fractions thereof, tender offer materials will be provided to you describing the terms thereof, and containing information you should consider in deciding whether and how to participate in such repurchase opportunity.
Any tender offer presented to our stockholders will remain open for a minimum of 20 business days following the commencement of the tender offer. In the materials that we will send to our stockholders, we will include the date that the tender offer will expire. All tenders for repurchase requests must be received prior to the expiration of the tender offer in order to be valid. If there are any material revisions to the tender offer materials (not including the price at which shares may be tendered) sent to our stockholders, we will send revised materials reflecting such changes and will extend the tender offer period by a minimum of an additional five business days. If the price at which shares may be tendered is changed, we will extend the tender offer period by a minimum of an additional ten business days.
In order to submit shares to be tendered, stockholders will be required to complete a letter of transmittal, which will be included in the materials sent to our stockholders, as well as any other documents required by the letter of transmittal. At any time prior to the expiration of the tender offer, stockholders may withdraw their tenders by submitting a notice of withdrawal to us. If shares have not been accepted for payment by us, tenders may be withdrawn any time following 40 business days after the commencement of the tender offer.
We will not repurchase shares, or fractions thereof, if such repurchase will cause us to be in violation of the securities or other laws of the United States, Maryland or any other relevant jurisdiction.
While we intend to conduct quarterly tender offers as described above, we are not required to do so and may amend, suspend or terminate the share repurchase program at any time.
In the event that the Advisor or any of its affiliates holds shares in the capacity of a stockholder, any such affiliates may tender shares for repurchase in connection with any repurchase offer we make on the same basis as any other stockholder, except for the initial capital contributions of the principal of FSIC IV Advisor, Mr. Forman.
We intend to conduct our share repurchase program in compliance with criteria set forth in the December 19, 2013 SEC order granting limited exemption from Rule 102(a) of Regulation M under the Exchange Act to certain BDCs.

CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR
Our securities are held under a custody agreement by State Street. The address of the custodian is: One Lincoln Street, Boston, Massachusetts 02111. DST Systems, Inc. will act as our transfer agent, distribution paying agent and registrar. The principal business address of DST Systems, Inc. is 430 W. 7th Street, Kansas City, Missouri 64105-1594, telephone number: (877) 628-8575.
BROKERAGE ALLOCATION AND OTHER PRACTICES
Since we intend to generally acquire and dispose of our investments in privately negotiated transactions, we expect to use brokers in the normal course of our business infrequently. Subject to policies established by our board of directors, the Advisor is primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. The Advisor does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While the Advisor will generally seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, the Advisor may select a broker based partly upon brokerage or research services provided to it and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if the Advisor determines in good faith that such commission is reasonable in relation to the services provided.

LEGAL MATTERS
Certain legal matters regarding the shares of common stock offered hereby have been passed upon for us by Dechert LLP, Philadelphia, Pennsylvania, and certain matters with respect to Maryland law have been passed upon by Miles & Stockbridge P.C., Baltimore, Maryland.
EXPERTS
The consolidated financial statements, including the consolidated schedules of investments, of FS Investment Corporation IV, as of December 31, 2017 and 2016 and for the years then ended, and the effectiveness of internal control over financial reporting as of December 31, 2017, have been audited by RSM US LLP, an independent registered public accounting firm, as stated in their reports thereon and included in this prospectus and registration statement in reliance upon such reports and upon the authority of such firm as experts in accounting and auditing.
AVAILABLE INFORMATION
We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to our shares of common stock offered by this prospectus. The registration statement contains additional information about us and our shares of common stock being offered by this prospectus.
Any stockholder will be permitted access to all of our records to which they are entitled under applicable law at all reasonable times and may inspect and copy any of them for a reasonable copying charge. Under the MGCL, our stockholders are entitled to inspect and copy, upon written request during usual business hours, the following corporate documents: (i) our charter; (ii) our bylaws; (iii) minutes of the proceedings of our stockholders; (iv) annual statements of affairs; and (v) any voting trust agreements. A stockholder may also request access to any other corporate records, which may be evaluated solely in the discretion of our board of directors.
We intend to maintain an alphabetical list of the names, addresses and telephone numbers of our stockholders, along with the number of shares of our common stock held by each of them, as part of our books and records and will be available for inspection by any stockholder at our office. We intend to update the stockholder list at least monthly to reflect changes in the information contained therein, including substituted investors. The stockholder list shall be printed on white paper and in a readily readable type size (in no event smaller than 10-point type). We may impose a reasonable charge for expenses incurred in reproduction of the stockholder list pursuant to a stockholder’s request. In the case of assignments, where the assignee does not become a substituted investor, we will recognize the assignment not later than the last day of the calendar month following a receipt of notice assignment and required documentation. In addition to the foregoing, Rule 14a-7 promulgated under the Exchange Act provides that, upon the request of a stockholder and the payment of the expenses of the distribution, we are required to distribute specific materials to stockholders in the context of the solicitation of proxies for voting on matters presented to stockholders or provide requesting stockholders with a copy of the list of stockholders so that the requesting stockholders may make the distribution of proxies themselves. If a proper request for the stockholder list is not honored, then the requesting stockholder will be entitled to recover certain costs incurred in compelling the production of the list as well as actual damages suffered by reason of the refusal or failure to produce the list. However, a stockholder will not have the right to, and we may require a requesting stockholder to represent that it will not, secure the stockholder list or any other information for any commercial purpose not related to the requesting stockholder’s interest in our affairs. We may also require such stockholder sign a confidentiality agreement in connection with the request.
We are required to file with or submit to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC, which are available on the SEC’s website at www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.
PRIVACY NOTICE
We are committed to protecting your privacy. This privacy notice explains the privacy policies of FS Investment Corporation IV and its affiliated companies. This notice supersedes any other privacy notice you may have received from FS Investment Corporation IV.
We will safeguard, according to strict standards of security and confidentiality, all information we receive about you. The only information we collect from you is your name, address, number of shares you hold and your social security number. This information is used only so that we can send you annual reports and other information about us, and send you proxy statements or other information required by law.
We do not share this information with any non-affiliated third party except as described below.
•
Authorized Employees of the Advisor.   It is our policy that only authorized employees of the Advisor who need to know your personal information will have access to it.

•
Service Providers.   We may disclose your personal information to companies that provide services on our behalf, such as record keeping, processing your trades, and mailing you information. These companies are required to protect your information and use it solely for the purpose for which they received it.

•
Courts and Government Officials.   If required by law, we may disclose your personal information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena, or court order will be disclosed.

PART I—FINANCIAL INFORMATION
Item 1.
Financial Statements.

FS Investment Corporation IV
Consolidated Balance Sheets
(in thousands, except share and per share amounts)

	March 31, 2018 (Unaudited)	December 31, 2017
Assets
Investments, at fair value (amortized cost—$255,830 and $262,292, respectively)	$256,101	$267,170
Cash	33,459	31,977
Due from counterparty	70,500	70,500
Receivable for investments sold and repaid	8,514	1,850
Interest receivable	4,517	3,128
Receivable due on total return swap(1)	694	795
Unrealized appreciation on total return swap(1)	748	868
Prepaid expenses and other assets	3	18
Total assets	$374,536	$376,306
Liabilities
Credit facility payable(1)	$19,900	$19,900
Stockholder distributions payable	774	258
Distribution fees payable	79	302
Management fees payable	1,625	1,596
Accrued capital gains incentive fees(2)	1,007	1,981
Administrative services expense payable	47	47
Interest payable(1)	10	75
Directors’ fees payable	284	110
Other accrued expenses and liabilities	442	500
Total liabilities	24,168	24,769
Commitments and contingencies(3)
Stockholders’ equity
Preferred stock, $0.001 par value, 50,000,000 shares authorized, none issued and outstanding	—	—
Class A common stock, $0.001 par value, 250,000,000 shares authorized, none issued and outstanding	—	—
Class D common stock, $0.001 par value, 250,000,000 shares authorized, none issued and outstanding	—	—
Class T common stock, $0.001 par value, 250,000,000 shares authorized, 31,790,638 and 31,614,476 shares issued and outstanding, respectively	32	32
Class I common stock, $0.001 par value, 350,000,000 shares authorized, none issued and outstanding	—	—
Capital in excess of par value	344,829	342,864
Accumulated undistributed net realized gains (losses) on investments and total return swap(4)	8,298	5,371
Accumulated undistributed distributions in excess of net investment income(4)	(3,810)	(2,476)
Net unrealized appreciation (depreciation) on investments and total return swap	1,019	5,746
Total stockholders’ equity	350,368	351,537
Total liabilities and stockholders’ equity	$374,536	$376,306
Net asset value per share of common stock at period end	$11.02	$11.12

(1)
See Note 8 for a discussion of the Company’s financing arrangements.

(2)
See Note 2 for a discussion of the methodology employed by the Company in calculating the capital gains incentive fees.

(3)
See Note 9 for a discussion of the Company’s commitments and contingencies.

(4)
See Note 5 for a discussion of the sources of distributions paid by the Company.

See notes to unaudited consolidated financial statements.

FS Investment Corporation IV
Unaudited Consolidated Statements of Operations
(in thousands, except share and per share amounts)

	Three Months Ended March 31,
	2018	2017
Investment income
Interest income	$6,089	$1,976
Paid-in-kind interest income	279	9
Fee income	30	1,374
Dividend income	15	—
Total investment income	6,413	3,359
Operating expenses
Management fees(1)	1,857	1,027
Capital gains incentive fees(2)	(735)	697
Administrative services expenses	78	100
Stock transfer agent fees	50	70
Accounting and administrative fees	51	24
Interest expense(3)	222	46
Distribution fees	621	316
Offering costs	—	381
Directors’ fees	284	89
Other general and administrative expenses	304	253
Operating expenses	2,732	3,003
Management fee waiver(1)	(232)	(89)
Add: Expense recoupment to sponsor(4)	—	666
Net expenses	2,500	3,580
Net investment income (loss)	3,913	(221)
Realized and unrealized gain/loss
Net realized gain (loss) on investments	450	319
Net realized gain (loss) on total return swap(3)	2,477	1,675
Net change in unrealized appreciation (depreciation) on investments	(4,607)	1,441
Net change in unrealized appreciation (depreciation) on total return swap(3)	(120)	1,681
Total net realized and unrealized gain/loss	(1,800)	5,116
Net increase (decrease) in net assets resulting from operations	$2,113	$4,895
Per share information—basic and diluted
Net increase (decrease) in net assets resulting from operations (Earnings per Share)	$0.07	$0.28
Weighted average shares outstanding	31,707,046	17,319,387

(1)
See Note 4 for a discussion of the waiver by FSIC IV Advisor, LLC, the Company’s former investment adviser, of certain management fees to which it was otherwise entitled during the applicable period.

(2)
See Note 2 for a discussion of the methodology employed by the Company in calculating the capital gains incentive fees.

(3)
See Note 8 for a discussion of the Company’s financing arrangements.

(4)
See Note 4 for a discussion of expense reimbursements paid to the Company by its former investment adviser and affiliates and recoupment of such amounts paid by the Company to its former investment adviser and affiliates.

See notes to unaudited consolidated financial statements.

FS Investment Corporation IV
Unaudited Consolidated Statements of Changes in Net Assets
(in thousands)

	Three Months Ended March 31,
	2018	2017
Operations
Net investment income (loss)	$3,913	$(221)
Net realized gain (loss) on investments and total return swap(1)	2,927	1,994
Net change in unrealized appreciation (depreciation) on investments	(4,607)	1,441
Net change in unrealized appreciation (depreciation) on total return swap(1)	(120)	1,681
Net increase (decrease) in net assets resulting from operations	2,113	4,895
Stockholder distributions(2)
Distributions from net investment income	(5,247)	(885)
Distributions from net realized gain on investments	—	(2,032)
Net decrease in net assets resulting from stockholder distributions	(5,247)	(2,917)
Capital share transactions(3)
Issuance of common stock	—	49,242
Reinvestment of stockholder distributions	3,226	1,976
Repurchases of common stock	(1,261)	(274)
Net increase in net assets resulting from capital share transactions	1,965	50,944
Total increase (decrease) in net assets	(1,169)	52,922
Net assets at beginning of period	351,537	161,996
Net assets at end of period	$350,368	$214,918
Accumulated distributions in excess of net investment income(2)	$(3,810)	$(2,529)

(1)
See Note 8 for a discussion of the Company’s financing arrangements.

(2)
See Note 5 for a discussion of the sources of distributions paid by the Company.

(3)
See Note 3 for a discussion of the Company’s capital share transactions.

See notes to unaudited consolidated financial statements.

FS Investment Corporation IV
Unaudited Consolidated Statements of Cash Flows
(in thousands)

	Three Months Ended March 31,
	2018	2017
Cash flows from operating activities
Net increase (decrease) in net assets resulting from operations	$2,113	$4,895
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchases of investments	(4,706)	(115,926)
Paid-in-kind interest	(279)	(9)
Proceeds from sales and repayments of investments	12,020	14,961
Net realized (gain) loss on investments	(450)	(319)
Net change in unrealized (appreciation) depreciation on investments	4,607	(1,441)
Net change in unrealized (appreciation) depreciation on total return swap(1)	120	(1,681)
Accretion of discount	(123)	(69)
Amortization of deferred financing costs	—	9
(Increase) decrease in due from counterparty	—	(18,500)
(Increase) decrease in receivable for investments sold and repaid	(6,664)	15,677
(Increase) decrease in interest receivable	(1,389)	(980)
(Increase) decrease in receivable due on total return swap(1)	101	(61)
(Increase) decrease in prepaid expenses and other assets	15	(34)
Increase (decrease) in payable for investments purchased	—	26,041
Increase (decrease) in distribution fees payable	(223)	172
Increase (decrease) in management fees payable	29	122
Increase (decrease) in expense recoupment payable to sponsor	—	666
Increase (decrease) in accrued capital gains incentive fees	(974)	212
Increase (decrease) in administrative services expense payable	—	(103)
Increase (decrease) in interest payable(1)	(65)	37
Increase (decrease) in directors’ fees payable	174	1
Increase (decrease) in other accrued expenses and liabilities	(58)	(108)
Net cash provided by (used in) operating activities	4,248	(76,438)
Cash flows from financing activities
Issuance of common stock	—	49,242
Reinvestment of stockholder distributions	3,226	1,976
Repurchases of common stock	(1,261)	(274)
Stockholder distributions	(4,731)	(3,022)
Deferred financing costs paid	—	(75)
Net cash provided by financing activities	(2,766)	47,847
Total increase (decrease) in cash	1,482	(28,591)
Cash at beginning of period	31,977	47,008
Cash at end of period	$33,459	$18,417
Supplemental disclosure
Excise and state taxes paid	$225	$43

(1)
See Note 8 for a discussion of the Company’s financing arrangements. During the three months ended March 31, 2018, the Company paid $287 in interest expense on the credit facility.

See notes to unaudited consolidated financial statements.

FS Investment Corporation IV
Unaudited Consolidated Schedule of Investments
As of March 31, 2018
(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Senior Secured Loans — First Lien — 39.1%
Actian Corp.		Software & Services	L+786	1.0%	6/30/22	$1,524	$1,524	$1,561
AG Group Merger Sub, Inc.		Commercial & Professional Services	L+750	1.0%	12/29/23	8,894	8,894	9,017
All Systems Holding LLC		Commercial & Professional Services	L+767	1.0%	10/31/23	3,341	3,341	3,391
American Bath Group, LLC		Capital Goods	L+525	1.0%	9/30/23	2,962	2,951	2,999
AVF Parent, LLC		Retailing	L+725	1.3%	3/1/24	14,121	14,121	14,133
Borden Dairy Co.		Food, Beverage & Tobacco	L+789	1.0%	7/6/23	4,375	4,375	4,413
Casablanca US Holdings Inc.		Consumer Services	L+475	1.0%	3/29/24	2,456	2,402	2,481
CSafe Acquisition Co., Inc.	(e)	Capital Goods	L+725	1.0%	11/1/21	261	261	255
CSafe Acquisition Co., Inc.		Capital Goods	L+725	1.0%	10/31/23	2,249	2,249	2,199
CSafe Acquisition Co., Inc.	(e)	Capital Goods	L+725	1.0%	10/31/23	943	943	921
Dade Paper & Bag, LLC		Capital Goods	L+700	1.0%	6/10/24	425	425	426
Dade Paper & Bag, LLC		Capital Goods	L+750	1.0%	6/10/24	3,336	3,336	3,423
Empire Today, LLC		Retailing	L+800	1.0%	11/17/22	2,963	2,963	2,992
FullBeauty Brands Holdings Corp.		Consumer Durables & Apparel	L+800	1.0%	10/14/20	7,000	7,000	6,930
Hudson Technologies Co.	(g)	Commercial & Professional Services	L+725	1.0%	10/10/23	5,692	5,692	5,728
Hudson Technologies Co.	(e)(g)	Commercial & Professional Services	L+725	1.0%	10/10/23	1,359	1,359	1,367
Icynene U.S. Acquisition Corp.	(g)	Capital Goods	L+700	1.0%	11/30/24	6,983	6,983	7,048
JSS Holdings, Inc.		Capital Goods	L+800, 0.0% PIK (2.5% Max PIK)	1.0%	3/31/23	9,950	9,863	10,162
JSS Holdings, Inc.	(e)	Capital Goods	L+800, 0.0% PIK (2.5% Max PIK)	1.0%	3/31/23	1,818	1,818	1,857
Kodiak BP, LLC		Capital Goods	L+725	1.0%	12/1/24	10,515	10,515	10,463
Kodiak BP, LLC	(e)	Capital Goods	L+725	1.0%	12/1/24	3,030	3,030	3,015
North Haven Cadence Buyer, Inc.	(e)	Consumer Services	L+500	1.0%	9/2/21	188	187	187
North Haven Cadence Buyer, Inc.		Consumer Services	L+809	1.0%	9/2/22	5,766	5,766	5,875
North Haven Cadence Buyer, Inc.	(e)	Consumer Services	L+750	1.0%	9/2/22	479	479	488
Power Distribution, Inc.		Capital Goods	L+725	1.3%	1/25/23	4,975	4,976	5,062
Propulsion Acquisition, LLC		Commercial & Professional Services	L+600	1.0%	7/13/21	8,345	8,242	8,262
Safariland, LLC		Capital Goods	L+768	1.1%	11/18/23	4,766	4,766	4,450
Safariland, LLC	(e)	Capital Goods	L+725	1.1%	11/18/23	1,285	1,285	1,200
Sequel Youth and Family Services, LLC		Health Care Equipment & Services	L+775	1.0%	9/1/22	8,232	8,232	8,314
Sequel Youth and Family Services, LLC	(e)	Health Care Equipment & Services	L+700	1.0%	9/1/22	412	412	416
SSC (Lux) Limited S.à r.l.	(g)	Health Care Equipment & Services	L+750	1.0%	9/10/24	4,545	4,545	4,631
Strike, LLC		Energy	L+800	1.0%	5/30/19	305	302	307
Trace3, LLC		Software & Services	L+775	1.0%	6/6/23	3,105	3,105	3,116
USI Senior Holdings, Inc.		Capital Goods	L+778	1.0%	1/5/22	5,787	5,787	5,917
See notes to unaudited consolidated financial statements.

FS Investment Corporation IV
Unaudited Consolidated Schedule of Investments (continued)
As of March 31, 2018
(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Westbridge Technologies, Inc.		Software & Services	L+850	1.0%	4/28/23	$2,944	$2,892	$2,947
York Risk Services Holding Corp.		Insurance	L+375	1.0%	10/1/21	987	981	969
Total Senior Secured Loans — First Lien							146,002	146,922
Unfunded Loan Commitments							(9,774)	(9,774)
Net Senior Secured Loans — First Lien							136,228	137,148
Senior Secured Loans — Second Lien — 7.7%
Chisholm Oil and Gas Operating, LLC		Energy	L+800	1.0%	3/21/24	6,000	6,000	5,998
JW Aluminum Co.		Materials	L+850	0.8%	11/17/20	778	777	782
LBM Borrower, LLC		Capital Goods	L+925	1.0%	8/20/23	2,427	2,381	2,440
LTI Holdings, Inc.		Materials	L+875	1.0%	5/16/25	3,000	2,946	3,045
TKC Holdings, Inc.		Retailing	L+800	1.0%	2/1/24	8,500	8,487	8,604
TravelCLICK, Inc.		Software & Services	L+775	1.0%	11/6/21	6,009	6,025	6,022
Total Senior Secured Loans — Second Lien							26,616	26,891
Senior Secured Bonds — 5.5%
AssuredPartners, Inc.	(f)	Insurance	7.0%		8/15/25	5,682	5,682	5,656
Avantor, Inc.	(f)	Materials	6.0%		10/1/24	1,282	1,282	1,276
Black Swan Energy Ltd.	(g)	Energy	9.0%		1/20/24	1,334	1,334	1,304
CSVC Acquisition Corp.	(f)	Diversified Financials	7.8%		6/15/25	9,183	9,183	7,932
Velvet Energy Ltd.	(g)	Energy	9.0%		10/5/23	3,000	3,000	2,988
Total Senior Secured Bonds							20,481	19,156
Subordinated Debt — 19.5%
Ascent Resources Utica Holdings, LLC	(f)	Energy	10.0%		4/1/22	10,000	10,000	10,838
Avantor, Inc.	(f)	Materials	9.0%		10/1/25	12,500	12,502	12,258
CEC Entertainment, Inc.	(f)	Consumer Services	8.0%		2/15/22	7,297	6,930	6,540
Coveris Holdings S.A.	(f)(g)	Materials	7.9%		11/1/19	14,529	14,458	14,583
Exterran Energy Solutions, L.P.	(f)(g)	Capital Goods	8.1%		5/1/25	5,143	5,143	5,453
Great Lakes Dredge & Dock Corp.	(f)(g)	Capital Goods	8.0%		5/15/22	7,000	7,000	7,193
P.F. Chang’s China Bistro, Inc.	(f)	Consumer Services	10.3%		6/30/20	4,000	3,687	3,165
S1 Blocker Buyer Inc.		Commercial & Professional Services	10.0% PIK (10.0% Max PIK)		10/31/22	8	8	9
York Risk Services Holding Corp.	(f)	Insurance	8.5%		10/1/22	8,695	8,266	8,171
Total Subordinated Debt							67,994	68,210

See notes to unaudited consolidated financial statements.

FS Investment Corporation IV
Unaudited Consolidated Schedule of Investments (continued)
As of March 31, 2018
(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Number of Shares	Cost	Fair Value(d)
Equity/Other — 1.3%
ASG Everglades Holdings, Inc., Warrants	(h)	Software & Services			6/27/22	12,081	$344	$371
Chisholm Oil and Gas, LLC, Series A Units	(h)(i)	Energy				70,947	71	71
CSF Group Holdings, Inc., Common Equity	(h)	Capital Goods				17,400	18	12
Escape Velocity Holdings, Inc., Common Equity	(h)	Software & Services				1,545	15	29
H.I.G. Empire Holdco, Inc., Common Equity	(h)	Retailing				14	41	40
JSS Holdco, LLC, Net Profits Interest	(h)	Capital Goods				—	—	45
JW Aluminum Co., Common Equity	(h)	Materials				18	—	—
JW Aluminum Co., Preferred Equity		Materials	12.5% PIK		11/17/25	888	3,317	3,257
North Haven Cadence TopCo, LLC, Common Equity	(h)	Consumer Services				208,333	208	344
PDI Parent LLC, Common Equity	(h)	Capital Goods				230,769	231	231
S1 Blocker Buyer Inc., Common Equity		Commercial & Professional Services				4	39	65
SSC Holdco Limited, Common Equity	(g)(h)	Health Care Equipment & Services				11,364	227	231
Total Equity/Other							4,511	4,696
TOTAL INVESTMENTS — 73.1%							$255,830	256,101
OTHER ASSETS IN EXCESS OF LIABILITIES — 26.9%								94,267
NET ASSETS — 100.0%								$350,368

Total Return Swap		Notional Amount	Unrealized Appreciation
Citibank TRS Facility (Note 8)	(g)	$151,137	$748

(a)
Security may be an obligation of one or more entities affiliated with the named company.

(b)
Certain variable rate securities in the Company’s portfolio bear interest at a rate determined by a publicly disclosed base rate plus a basis point spread. As of March 31, 2018, the three-month London Interbank Offered Rate, or LIBOR, or “L,” was 2.31%. PIK means paid-in-kind.

(c)
Denominated in U.S. dollars unless otherwise noted.

(d)
Investments classified as Level 3 in the Company’s fair value hierarchy whereby fair value was determined by the Company’s board of directors, unless otherwise noted (see Note 7).

(e)
Security is an unfunded commitment. The stated rate reflects the spread disclosed at the time of commitment and may not indicate the actual rate received upon funding.

(f)
Security or portion thereof held within Broomall Funding LLC and is pledged as collateral supporting the amounts outstanding under the prime brokerage facility with BNP Paribas Prime Brokerage, Inc., or BNP. Securities held within Broomall Funding LLC may be rehypothecated from time to time as permitted under Rule 15c-1(a)(1) of the Securities Exchange Act of 1934, as amended, or the Exchange Act, subject to the terms and conditions governing the prime brokerage facility with BNP (see Note 8).

(g)
The investment is not a qualifying asset under the Investment Company Act of 1940, as amended, or the 1940 Act. A business development company may not acquire any asset other than qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. As of March 31, 2018, 86.3% of the Company’s total assets represented qualifying assets. In addition, as described in Note 8, the Company also calculates its compliance with the qualifying asset test on a “look through” basis by disregarding the value of the Company’s total return swap and treating each loan underlying the total return swap as either a qualifying asset or non-qualifying asset based on whether the obligor is an eligible portfolio company. On this basis, 87.2% of the Company’s total assets represented qualifying assets as of March 31, 2018.

(h)
Security is non-income producing.

(i)
Security held within FSIC IV Investments, LLC, a wholly-owned subsidiary of the Company.

See notes to unaudited consolidated financial statements.

FS Investment Corporation IV
Consolidated Schedule of Investments
As of December 31, 2017
(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Senior Secured Loans — First Lien — 39.2%
Actian Corp.		Software & Services	L+806	1.0%	6/30/22	$1,524	$1,524	$1,543
AG Group Merger Sub, Inc.		Commercial & Professional Services	L+750	1.0%	12/29/23	8,917	8,917	9,073
All Systems Holding LLC		Commercial & Professional Services	L+767	1.0%	10/31/23	3,341	3,341	3,391
American Bath Group, LLC		Capital Goods	L+525	1.0%	9/30/23	2,970	2,958	3,002
AVF Parent, LLC		Retailing	L+725	1.3%	3/1/24	14,211	14,211	14,505
Borden Dairy Co.		Food, Beverage & Tobacco	L+804	1.0%	7/6/23	4,375	4,375	4,374
Casablanca US Holdings Inc.		Consumer Services	L+475	1.0%	3/29/24	2,463	2,406	2,468
CSafe Acquisition Co., Inc.		Capital Goods	L+725	1.0%	11/1/21	148	148	147
CSafe Acquisition Co., Inc.	(e)	Capital Goods	L+725	1.0%	11/1/21	113	113	112
CSafe Acquisition Co., Inc.		Capital Goods	L+725	1.0%	10/31/23	2,081	2,081	2,062
CSafe Acquisition Co., Inc.	(e)	Capital Goods	L+725	1.0%	10/31/23	1,117	1,117	1,107
Dade Paper & Bag, LLC		Capital Goods	L+750	1.0%	6/10/24	3,344	3,344	3,461
Empire Today, LLC		Retailing	L+800	1.0%	11/17/22	2,970	2,970	3,000
FullBeauty Brands Holdings Corp.		Consumer Durables & Apparel	L+800	1.0%	10/14/20	7,000	7,000	6,912
Hudson Technologies Co.	(g)	Commercial & Professional Services	L+725	1.0%	10/10/23	5,707	5,707	5,785
Hudson Technologies Co.	(e)(g)	Commercial & Professional Services	L+725	1.0%	10/10/23	1,359	1,359	1,377
Icynene U.S. Acquisition Corp.		Materials	L+700	1.0%	11/30/24	7,000	7,000	7,001
JSS Holdings, Inc.		Capital Goods	L+800, 0.0% PIK (2.5% Max PIK)	1.0%	3/31/23	9,961	9,871	10,115
JSS Holdings, Inc.	(e)	Capital Goods	L+800, 0.0% PIK (2.5% Max PIK)	1.0%	3/31/23	1,818	1,818	1,846
Kodiak BP, LLC		Capital Goods	L+725	1.0%	12/1/24	10,515	10,515	10,541
Kodiak BP, LLC	(e)	Capital Goods	L+725	1.0%	12/1/24	3,030	3,030	3,038
North Haven Cadence Buyer, Inc.	(e)	Consumer Services	L+500	1.0%	9/2/21	188	187	188
North Haven Cadence Buyer, Inc.		Consumer Services	L+810	1.0%	9/2/22	5,537	5,537	5,641
North Haven Cadence Buyer, Inc.	(e)	Consumer Services	L+750	1.0%	9/2/22	708	708	722
Power Distribution, Inc.		Capital Goods	L+725	1.3%	1/25/23	4,988	4,988	5,063
Propulsion Acquisition, LLC		Commercial & Professional Services	L+600	1.0%	7/13/21	8,366	8,257	8,283
Safariland, LLC		Capital Goods	L+768	1.1%	11/18/23	4,766	4,766	4,831
Safariland, LLC	(e)	Capital Goods	L+725	1.1%	11/18/23	1,285	1,285	1,303
Sequel Youth and Family Services, LLC		Health Care Equipment & Services	L+778	1.0%	9/1/22	8,235	8,235	8,311
Sequel Youth and Family Services, LLC	(e)	Health Care Equipment & Services	L+700	1.0%	9/1/22	412	412	416
SSC (Lux) Limited S.à r.l.	(g)	Health Care Equipment & Services	L+750	1.0%	9/10/24	4,545	4,545	4,636
Strike, LLC		Energy	L+800	1.0%	5/30/19	1,866	1,842	1,875
Trace3, LLC		Software & Services	L+775	1.0%	6/6/23	2,488	2,487	2,547
USI Senior Holdings, Inc.		Capital Goods	L+779	1.0%	1/5/22	5,144	5,144	5,173
See notes to unaudited consolidated financial statements.

FS Investment Corporation IV
Consolidated Schedule of Investments (continued)
As of December 31, 2017
(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
USI Senior Holdings, Inc.	(e)	Capital Goods	L+725	1.0%	1/5/22	$1,047	$1,047	$1,053
Westbridge Technologies, Inc.		Software & Services	L+850	1.0%	4/28/23	2,963	2,908	2,940
York Risk Services Holding Corp.		Insurance	L+375	1.0%	10/1/21	990	983	971
Total Senior Secured Loans — First Lien							147,136	148,813
Unfunded Loan Commitments							(11,076)	(11,076)
Net Senior Secured Loans — First Lien							136,060	137,737
Senior Secured Loans — Second Lien — 10.1%
Casablanca US Holdings Inc.		Consumer Services	L+900	1.0%	3/31/25	8,337	8,062	8,535
Chisholm Oil and Gas Operating, LLC		Energy	L+800	1.0%	3/21/24	6,000	6,000	5,999
JW Aluminum Co.		Materials	L+850	0.8%	11/17/20	779	779	791
LBM Borrower, LLC		Capital Goods	L+925	1.0%	8/20/23	2,427	2,379	2,440
LTI Holdings, Inc.		Materials	L+875	1.0%	5/16/25	3,000	2,944	3,052
TKC Holdings, Inc.		Retailing	L+800	1.0%	2/1/24	8,500	8,487	8,564
TravelCLICK, Inc.		Software & Services	L+775	1.0%	11/6/21	6,009	6,026	6,039
Total Senior Secured Loans — Second Lien							34,677	35,420
Senior Secured Bonds — 5.7%
AssuredPartners, Inc.	(f)	Insurance	7.0%		8/15/25	5,682	5,682	5,691
Avantor, Inc.	(f)	Materials	6.0%		10/1/24	1,282	1,282	1,284
Black Swan Energy Ltd.	(g)	Energy	9.0%		1/20/24	1,334	1,334	1,344
CSVC Acquisition Corp.	(f)	Diversified Financials	7.8%		6/15/25	9,183	9,183	8,839
Velvet Energy Ltd.	(g)	Energy	9.0%		10/5/23	3,000	3,000	3,038
Total Senior Secured Bonds							20,481	20,196
Subordinated Debt — 20.3%
Ascent Resources Utica Holdings, LLC	(f)	Energy	10.0%		4/1/22	10,000	10,000	10,806
Avantor, Inc.	(f)	Materials	9.0%		10/1/25	12,500	12,502	12,430
CEC Entertainment, Inc.	(f)	Consumer Services	8.0%		2/15/22	7,297	6,911	6,905
Coveris Holdings S.A.	(f)(g)	Materials	7.9%		11/1/19	14,529	14,448	14,502
Covey Park Energy LLC	(f)	Energy	7.5%		5/15/25	1,667	1,667	1,741
Exterran Energy Solutions, L.P.	(f)(g)	Capital Goods	8.1%		5/1/25	5,143	5,143	5,554
Great Lakes Dredge & Dock Corp.	(f)(g)	Capital Goods	8.0%		5/15/22	7,000	7,000	7,353
P.F. Chang’s China Bistro, Inc.	(f)	Consumer Services	10.3%		6/30/20	4,000	3,659	3,666
S1 Blocker Buyer Inc.		Commercial & Professional Services	10.0% PIK (10.0% Max PIK)		10/31/22	10	10	11
York Risk Services Holding Corp.	(f)	Insurance	8.5%		10/1/22	8,695	8,245	8,564
Total Subordinated Debt							69,585	71,532

See notes to unaudited consolidated financial statements.

FS Investment Corporation IV
Consolidated Schedule of Investments (continued)
As of December 31, 2017
(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Number of Shares	Cost	Fair Value(d)
Equity/Other — 0.7%
ASG Everglades Holdings, Inc., Warrants, 6/27/2022	(h)	Software & Services	12,081	$344	$331
Chisholm Oil and Gas, LLC, Series A Units	(h)(i)	Energy	70,947	71	71
CSF Group Holdings, Inc., Common Equity	(h)	Capital Goods	17,400	17	12
Escape Velocity Holdings, Inc., Common Equity	(h)	Software & Services	1,545	15	36
H.I.G. Empire Holdco, Inc., Common Equity	(h)	Retailing	14	41	41
JSS Holdco, LLC, Net Profits Interest	(h)	Capital Goods	—	—	69
JW Aluminum Co., Common Equity	(h)	Materials	18	—	—
JW Aluminum Co., Preferred Equity	(h)	Materials	83	295	827
North Haven Cadence TopCo, LLC, Common Equity	(h)	Consumer Services	208,333	208	323
PDI Parent LLC, Common Equity	(h)	Capital Goods	230,769	231	242
S1 Blocker Buyer Inc., Common Equity		Commercial & Professional Services	4	40	61
SSC Holdco Limited, Common Equity	(g)(h)	Health Care Equipment & Services	11,364	227	272
Total Equity/Other				1,489	2,285
TOTAL INVESTMENTS — 76.0%				$262,292	267,170
OTHER ASSETS IN EXCESS OF LIABILITIES — 24.0%					84,367
NET ASSETS — 100.0%					$351,537

Total Return Swap		Notional Amount	Unrealized Appreciation
Citibank TRS Facility (Note 8)	(g)	$151,866	$868

(a)
Security may be an obligation of one or more entities affiliated with the named company.

(b)
Certain variable rate securities in the Company’s portfolio bear interest at a rate determined by a publicly disclosed base rate plus a basis point spread. As of December 31, 2017, the three-month London Interbank Offered Rate, or LIBOR, or “L,” was 1.69%. PIK means paid-in-kind.

(c)
Denominated in U.S. dollars unless otherwise noted.

(d)
Investments classified as Level 3 in the Company’s fair value hierarchy whereby fair value was determined by the Company’s board of directors, unless otherwise noted (see Note 7).

(e)
Security is an unfunded commitment. The stated rate reflects the spread disclosed at the time of commitment and may not indicate the actual rate received upon funding.

(f)
Security or portion thereof held within Broomall Funding LLC and is pledged as collateral supporting the amounts outstanding under the prime brokerage facility with BNP Paribas Prime Brokerage, Inc., or BNP. Securities held within Broomall Funding LLC may be rehypothecated from time to time as permitted under Rule 15c-1(a)(1) of the Securities Exchange Act of 1934, as amended, or the Exchange Act, subject to the terms and conditions governing the prime brokerage facility with BNP (see Note 8).

(g)
The investment is not a qualifying asset under the Investment Company Act of 1940, as amended, or the 1940 Act. A business development company may not acquire any asset other than qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. As of December 31, 2017, 88.1% of the Company’s total assets represented qualifying assets. In addition, as described in Note 8, the Company also calculates its compliance with the qualifying asset test on a “look through” basis by disregarding the value of the Company’s total return swap and treating each loan underlying the total return swap as either a qualifying asset or non-qualifying asset based on whether the obligor is an eligible portfolio company. On this basis, 88.6% of the Company’s total assets represented qualifying assets as of December 31, 2017.

(h)
Security is non-income producing.

(i)
Security held within FSIC IV Investments, LLC, a wholly-owned subsidiary of the Company.

See notes to unaudited consolidated financial statements.

FS Investment Corporation IV
Notes to Unaudited Consolidated Financial Statements
(in thousands, except share and per share amounts)

Note 1. Principal Business and Organization
FS Investment Corporation IV, or the Company, was incorporated under the general corporation laws of the State of Maryland on February 25, 2015 and formally commenced investment operations on January 6, 2016. In November 2017, the Company closed its continuous public offering of common stock to new investors. The Company is an externally managed, non-diversified, closed-end management investment company that has elected to be regulated as a business development company, or BDC, under the Investment Company Act of 1940, as amended, or the 1940 Act. In addition, the Company has elected to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a regulated investment company, or RIC, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, or the Code. As of March 31, 2018, the Company had two wholly-owned subsidiaries through which it has entered into financing arrangements, one wholly-owned subsidiary through which it holds an interest in a certain non-controlled and non-affiliated portfolio company and one wholly-owned subsidiary through which it may in the future enter into a financing arrangement. The unaudited consolidated financial statements include both the Company’s accounts and the accounts of its wholly-owned subsidiaries as of March 31, 2018. All significant intercompany transactions have been eliminated in consolidation.
The Company’s investment objectives are to generate current income and, to a lesser extent, long-term capital appreciation by investing primarily in senior secured loans and second lien secured loans of private U.S. companies. The Company seeks to generate superior risk-adjusted returns by focusing on debt investments in a broad array of private U.S. companies, including middle market companies, which the Company defines as companies with annual revenues of  $50 million to $2.5 billion at the time of investment. The Company may purchase interests in loans or make other debt investments, including investments in senior secured bonds, through secondary market transactions in the “over-the-counter” market or directly from the Company’s target companies as primary market or directly originated investments. In connection with the Company’s debt investments, the Company may on occasion receive equity interests such as warrants or options as additional consideration. The Company may also purchase or otherwise acquire interests in the form of common or preferred equity or equity-related securities, such as rights and warrants that may be converted into or exchanged for common stock or other equity or the cash value of common stock or other equity, in the Company’s target companies, generally in conjunction with one of the Company’s debt investments, including through the restructuring of such investments, or through a co-investment with a financial sponsor, such as an institutional investor or private equity firm. In addition, a portion of the Company’s portfolio may be comprised of corporate bonds, collateralized loan obligations, or CLOs, other debt securities and derivatives, including total return swaps and credit default swaps. The Company’s investment adviser will seek to tailor the Company’s investment focus as market conditions evolve. Depending on market conditions, the Company may increase or decrease its exposure to less senior portions of the capital structure or otherwise make opportunistic investments.
As the Company previously announced on April 9, 2018, GSO/Blackstone Debt Funds Management LLC, or GDFM, resigned as the investment sub-adviser to the Company and terminated the investment sub-advisory agreement, or the investment sub-advisory agreement, between FSIC IV Advisor, LLC, or FSIC IV Advisor, and GDFM, effective April 9, 2018. In connection with GDFM’s resignation as the investment sub-adviser to the Company, on April 9, 2018, the Company entered into an investment advisory and administrative services agreement, or the FS/KKR Advisor investment advisory and administrative services agreement, with FS/KKR Advisor, LLC, or FS/KKR Advisor, a newly-formed investment adviser jointly operated by an affiliate of Franklin Square Holdings, L.P. (which does business as FS Investments) and by KKR Credit Advisors (US), LLC, or KKR Credit, pursuant to which FS/KKR Advisor acts as investment adviser to the Company. The FS/KKR Advisor investment advisory

FS Investment Corporation IV
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 1. Principal Business and Organization (continued)

and administrative services agreement replaced the investment advisory and administrative services agreement, dated September 21, 2015, or the FSIC IV Advisor investment advisory and administrative services agreement, by and between the Company and FSIC IV Advisor. See Note 11 for additional information.
Note 2. Summary of Significant Accounting Policies
Basis of Presentation: The accompanying unaudited consolidated financial statements of the Company have been prepared in accordance with U.S. generally accepted accounting principles, or GAAP, for interim financial information and with the instructions for Form 10-Q and Article 10 of Regulation S-X. Accordingly, they do not include all of the information and footnotes required by GAAP for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. For a more complete discussion of significant accounting policies and certain other information, the Company’s interim unaudited consolidated financial statements should be read in conjunction with its audited consolidated financial statements as of and for the year ended December 31, 2017 included in the Company’s annual report on Form 10-K for the year ended December 31, 2017. Operating results for the three months ended March 31, 2018 are not necessarily indicative of the results that may be expected for the fiscal year ending December 31, 2018. The December 31, 2017 consolidated balance sheet and consolidated schedule of investments are derived from the Company’s audited consolidated financial statements as of and for the year ended December 31, 2017. The Company is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies under Accounting Standards Codification, or ASC, Topic 946, Financial Services — Investment Companies. The Company has evaluated the impact of subsequent events through the date the consolidated financial statements were issued and filed with the U.S. Securities and Exchange Commission, or the SEC.
Use of Estimates: The preparation of the unaudited consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Many of the amounts have been rounded, and all amounts are in thousands, except share and per share amounts.
Capital Gains Incentive Fee: Pursuant to the terms of the FSIC IV Advisor investment advisory and administrative services agreement, the incentive fee on capital gains is determined and payable in arrears as of the end of each calendar year (or upon termination of the FSIC IV Advisor investment advisory and administrative services agreement). Such fee will equal 20.0% of the Company’s incentive fee capital gains (i.e., the Company’s realized capital gains on a cumulative basis from inception, calculated as of the end of the applicable period, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis), less the aggregate amount of any previously paid capital gains incentive fees. On a quarterly basis, the Company accrues for the capital gains incentive fee by calculating such fee as if it were due and payable as of the end of such period.
The Company includes unrealized gains in the calculation of the capital gains incentive fee expense and related accrued capital gains incentive fee. This accrual reflects the incentive fees that would be payable to FSIC IV Advisor if the Company’s entire portfolio was liquidated at its fair value as of the balance sheet date even though FSIC IV Advisor is not entitled to an incentive fee with respect to unrealized gains unless and until such gains are actually realized.
The Company “looks through” its total return swap, or TRS, between its wholly-owned financing subsidiary Cheltenham Funding LLC, or Cheltenham Funding, and Citibank, N.A., or Citibank, in

FS Investment Corporation IV
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

calculating the capital gains incentive fee. Under this methodology, the portion of the net settlement payments received by the Company pursuant to the TRS which would have represented net investment income to the Company had the Company held the loans underlying the TRS directly is treated as net investment income subject to the subordinated incentive fee on income payable to FSIC IV Advisor pursuant to the FSIC IV Advisor investment advisory and administrative services agreement, rather than as realized capital gains in accordance with GAAP, and any unrealized depreciation on individual loans underlying the TRS further reduces the capital gains incentive fee payable to FSIC IV Advisor with respect to realized gains. See Note 8 for additional information regarding the Company’s TRS.
See Note 11 for information relating to the incentive fee on capital gains under the FS/KKR Advisor investment advisory and administrative services agreement.
Subordinated Income Incentive Fee: Pursuant to the terms of the FSIC IV Advisor investment advisory and administrative services agreement, FSIC IV Advisor may also be entitled to receive a subordinated incentive fee on income. The subordinated incentive fee on income, which is calculated and payable quarterly in arrears, equals 20.0% of the Company’s “pre-incentive fee net investment income” for the immediately preceding quarter and is subject to a hurdle rate, expressed as a rate of return on adjusted capital equal to 1.875% per quarter, or an annualized hurdle rate of 7.5%. For purposes of this fee, “adjusted capital” means cumulative gross proceeds generated from sales of the Company’s common stock (including proceeds from its distribution reinvestment plan) reduced for amounts paid for share repurchases pursuant to the Company’s share repurchase program. As a result, FSIC IV Advisor will not earn this incentive fee for any quarter until the Company’s pre-incentive fee net investment income for such quarter exceeds the hurdle rate of 1.875%. Once the Company’s pre-incentive fee net investment income in any quarter exceeds the hurdle rate, FSIC IV Advisor is entitled to a “catch-up” fee equal to the amount of the pre-incentive fee net investment income in excess of the hurdle rate, until the Company’s pre-incentive fee net investment income for such quarter equals 2.34375%, or 9.375% annually, of adjusted capital. Thereafter, FSIC IV Advisor is entitled to receive 20.0% of the Company’s pre-incentive fee net investment income.
See Note 11 for information relating to the subordinated incentive fee on income under the FS/KKR Advisor investment advisory and administrative services agreement.
Offering Costs: Offering costs primarily included, among other things, marketing expenses, certain government and regulatory affairs activities, and printing, legal and due diligence fees and other costs pertaining to the Company’s continuous public offering of shares of its common stock, including the preparation of the Company’s registration statement on Form N-2 and salaries and direct expenses of FSIC IV Advisor’s personnel, employees of its affiliates and others while engaged in such activities. The Company deferred and amortized such costs as an expense over twelve months as the Company raised proceeds in its continuous public offering. During the three months ended March 31, 2017, the Company expensed $381 of offering costs as it raised proceeds in its continuous public offering, which commenced on January 6, 2016. During the period from February 25, 2015 (Inception) to December 31, 2017, the Company incurred offering costs of  $9,358 which were paid on the Company’s behalf by FS Investments (see Note 4). In November 2017, the Company closed its continuous public offering to new investors.
Under the terms of the FSIC IV Advisor investment advisory and administrative services agreement, upon satisfaction of the minimum offering requirement, FSIC IV Advisor was entitled to receive up to 0.75% of gross proceeds raised in the Company’s continuous public offering until all organization and offering costs funded by FSIC IV Advisor or its affiliates (including FS Investments) have been recovered.
Reclassifications: Certain amounts in the unaudited consolidated financial statements as of and for the three months ended March 31, 2017 and the audited consolidated financial statements as of and for the

FS Investment Corporation IV
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

year ended December 31, 2017 may have been reclassified to conform to the classifications used to prepare the unaudited consolidated financial statements as of and for the three months ended March 31, 2018. These reclassifications had no material impact on the Company’s consolidated financial position, results of operations or cash flows as previously reported.
Revenue Recognition: Security transactions are accounted for on the trade date. The Company records interest income on an accrual basis to the extent that it expects to collect such amounts. The Company records dividend income on the ex-dividend date. The Company does not accrue as a receivable interest or dividends on loans and securities if it has reason to doubt its ability to collect such income. The Company’s policy is to place investments on non-accrual status when there is reasonable doubt that interest income will be collected. The Company considers many factors relevant to an investment when placing it on or removing it from non-accrual status including, but not limited to, the delinquency status of the investment, economic and business conditions, the overall financial condition of the underlying investment, the value of the underlying collateral, bankruptcy status, if any, and any other facts or circumstances relevant to the investment. If there is reasonable doubt that the Company will receive any previously accrued interest, then the interest income will be written-off. Payments received on non-accrual investments may be recognized as income or applied to principal depending upon the collectability of the remaining principal and interest. Non-accrual investments may be restored to accrual status when principal and interest become current and are likely to remain current based on the Company’s judgment.
Loan origination fees, original issue discount and market discount are capitalized and the Company amortizes such amounts as interest income over the respective term of the loan or security. Upon the prepayment of a loan or security, any unamortized loan origination fees and original issue discount are recorded as interest income. The Company records prepayment premiums on loans and securities as fee income when it receives such amounts.
Effective January 1, 2018, the Company adopted ASC Topic 606, Revenue from Contracts with Customers, or ASC Topic 606, using the cumulative effect method applied to in-scope contracts with customers that have not been completed as of the date of adoption. The Company did not identify any in-scope contracts that had not been completed as of the date of adoption and, as a result, did not recognize a cumulative effect on stockholders’ equity in connection with the adoption of the new revenue recognition guidance.
The new revenue recognition guidance applies to all entities and all contracts with customers to provide goods or services in the ordinary course of business, excluding, among other things, financial instruments as well as certain other contractual rights and obligations. Under the new revenue recognition guidance, which the Company has applied to all new in-scope contracts as of the date of adoption, structuring and other upfront fees are recognized as revenue based on the transaction price as the performance obligation is fulfilled. The related performance obligation consists of structuring activities and is satisfied over time as such activities are performed. Consideration is variable and is constrained from being included in the transaction price until the uncertainty associated with the variable consideration is resolved, typically as of the trade date of the related transaction. Payment is typically due on the settlement date of the related transaction.
For the three months ended March 31, 2018, the Company recognized $25 in structuring fee revenue under the new revenue recognition guidance and included such revenue in the fee income line item on its consolidated statements of operations. Comparative periods are presented in accordance with revenue recognition guidance effective prior to January 1, 2018, under which the Company recorded structuring and other non-recurring upfront fees as income when earned. The Company has determined that the adoption of the new revenue recognition guidance did not have a material impact on the amount of revenue recognized for the three months ended March 31, 2018.

FS Investment Corporation IV
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 3. Share Transactions
Below is a summary of transactions with respect to shares of the Company’s common stock during the three months ended March 31, 2018 and 2017:
	Three Months Ended March 31,
	2018		2017
	Shares	Amount	Shares	Amount
Gross Proceeds from Offering	—	$—	4,468,122	$50,825
Reinvestment of Distributions	289,198	3,226	178,690	1,976
Total Gross Proceeds	289,198	3,226	4,646,812	52,801
Upfront Selling Commissions and Dealer Manager Fees(1)	—	—	—	(1,583)
Net Proceeds to Company	289,198	3,226	4,646,812	51,218
Share Repurchase Program(2)	(113,036)	(1,261)	(24,998)	(274)
Net Proceeds from Share Transactions	176,162	$1,965	4,621,814	$50,944

(1)
Effective January 25, 2017, in connection with certain changes to the Company’s plan of distribution, FS Investment Solutions, LLC (formerly FS2 Capital Partners, LLC), or FS Investment Solutions, the dealer manager for the Company’s continuous public offering and an affiliate of the Company, began receiving upfront selling commissions of up to 3.00% and dealer manager fees of up to 1.25% of the gross proceeds received on Class T shares sold in the offering. All of the upfront selling commissions and all or a portion of the dealer manager fees were reallowed to selected broker-dealers and financial representatives. Prior to January 25, 2017, Class T shares were subject to upfront selling commissions of up to 2.20% of gross proceeds and were not subject to dealer manager fees.

(2)
Share repurchase program amounts are presented including any applicable contingent deferred sales charge. Beginning with the quarterly tender offer conducted during the three months ended March 31, 2017, Class T shares tendered pursuant to the Company’s share repurchase program were no longer subject to a contingent deferred sales charge. See below for a discussion of the Company’s share repurchase program and see Note 4 for the amount of the contingent deferred sales charge earned by FS Investment Solutions.

During the period from April 1, 2018 to May 15, 2018, the Company issued 96,497 shares of Class T common stock pursuant to the DRP for gross proceeds of  $1,076 at an average price per share of $11.15. For additional information regarding the terms of the DRP, see Note 5.
The Company has submitted to the SEC an application for an exemptive order to permit it to offer additional classes of common stock. In the event the Company obtains such relief, it intends to file a new registration statement to offer additional classes of common stock, with each class having a different upfront sales load and fee and expense structure. There can be no assurance that the Company will receive an exemptive order from the SEC.

FS Investment Corporation IV
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 3. Share Transactions (continued)

Share Repurchase Program
The Company intends to continue to conduct quarterly tender offers pursuant to its share repurchase program. The Company’s board of directors will consider the following factors, among others, in making its determination regarding whether to cause the Company to offer to repurchase shares of common stock and under what terms:
•
the effect of such repurchases on the Company’s qualification as a RIC (including the consequences of any necessary asset sales);

•
the liquidity of the Company’s assets (including fees and costs associated with disposing of assets);

•
the Company’s investment plans and working capital requirements;

•
the relative economies of scale with respect to the Company’s size;

•
the Company’s history in repurchasing shares of common stock or portions thereof; and

•
the condition of the securities markets.

Historically, the Company limited the number of shares of common stock to be repurchased during any calendar year to the lesser of  (i) the number of shares of common stock it could repurchase with the proceeds it received from the issuance of shares of its common stock under the DRP and (ii) 10.0% of the weighted average number of shares of common stock outstanding in the prior calendar year, or 2.5% in each calendar quarter. On May 9, 2017, the Company’s board of directors amended the share repurchase program. As amended, the Company limits the maximum number of shares of common stock to be repurchased for any repurchase offer to the greater of  (A) the number of shares of common stock that the Company can repurchase with the proceeds it has received from the sale of shares of common stock under the DRP during the twelve-month period ending on the date the applicable repurchase offer expires (less the amount of proceeds used to repurchase shares of common stock on each previous repurchase date for repurchase offers conducted during such twelve-month period) (the Company refers to this limitation as the twelve-month repurchase limitation) and (B) the number of shares of common stock that the Company can repurchase with the proceeds it received from the sale of shares of common stock under the DRP during the three-month period ending on the date the applicable repurchase offer expires (the Company refers to this limitation as the three-month repurchase limitation). In addition to this limitation, the maximum number of shares of common stock to be repurchased for any repurchase offer will also be limited to 10.0% of the weighted average number of shares of common stock outstanding in the prior calendar year, or 2.5% in each calendar quarter. As a result, the maximum number of shares of common stock to be repurchased for any repurchase offer will not exceed the lesser of  (i) 10.0% of the weighted average number of shares of common stock outstanding in the prior calendar year, or 2.5% in each calendar quarter, and (ii) whichever is greater of the twelve-month repurchase limitation described in clause (A) above and the three-month repurchase limitation described in clause (B) above. At the discretion of the Company’s board of directors, the Company may also use cash on hand, cash available from borrowings and cash from the liquidation of securities investments as of the end of the applicable period to repurchase shares of common stock. The actual number of shares of common stock that the Company offers to repurchase may be less in light of the limitations noted above. The Company’s board of directors may amend, suspend or terminate the share repurchase program at any time upon 30 days’ notice.
On October 13, 2017, the Company further amended the terms of its share repurchase program, or the amended share repurchase program, which was first effective for the Company’s quarterly repurchase offer for the fourth quarter of 2017. Prior to amending the share repurchase program, the Company

FS Investment Corporation IV
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 3. Share Transactions (continued)

offered to repurchase shares of its common stock on a quarterly basis at a repurchase price equal to the net offering price in effect on each date of repurchase. Under the amended share repurchase program, the Company intends to offer to repurchase shares of its common stock at a repurchase price equal to the price at which shares of its common stock are issued pursuant to the DRP on the distribution date coinciding with the applicable share repurchase date. See Note 5 for additional information regarding the DRP.
Prior to January 25, 2017, if a stockholder tendered his or her shares for repurchase by the Company, such shares were subject to a contingent deferred sales charge of 3.90% which was calculated based upon the lesser of the estimated value of Class T shares as of the date of repurchase and the public offering price at the time such shares were purchased. The contingent deferred sales charge was not payable with respect to shares issued under the Company’s distribution reinvestment plan. Beginning with the tender offer conducted in the calendar quarter ended March 31, 2017, shares were no longer subject to a contingent deferred sales charge.
The following table provides information concerning the Company’s repurchases of shares of its common stock pursuant to its share repurchase program during the three months ended March 31, 2018 and 2017:
For the Three Months Ended	Repurchase Date	Shares Repurchased	Percentage of Shares Tendered That Were Repurchased	Percentage of Outstanding Shares Repurchased as of the Repurchase Date	Repurchase Price Per Share	Aggregate Consideration for Repurchased Shares
Fiscal 2017
December 31, 2016	January 4, 2017	24,998	100%	0.17%	$10.9536	$274
Fiscal 2018
December 31, 2017	January 10, 2018	113,036	100%	0.36%	$11.1549	$1,261
On April 2, 2018, the Company repurchased 286,794 shares of common stock (representing 100% of the shares of common stock tendered for repurchase and 0.90% of the shares outstanding as of such date) at $11.1549 per share for aggregate consideration totaling $3,199.
Note 4. Related Party Transactions
Compensation of the Investment Adviser and Dealer Manager
Pursuant to the FSIC IV Advisor investment advisory and administrative services agreement, FSIC IV Advisor is entitled to an annual base management fee of 2.0% of the average weekly value of the Company’s gross assets (gross assets equal the total assets of the Company set forth on the Company’s consolidated balance sheets) and an incentive fee based on the Company’s performance. The Company commenced accruing fees under the FSIC IV Advisor investment advisory and administrative services agreement on January 6, 2016, upon commencement of the Company’s investment operations. Base management fees are paid on a quarterly basis in arrears. Effective February 1, 2017, FSIC IV Advisor contractually agreed to permanently waive 0.25% of the base management fee to which it is entitled under the FSIC IV Advisor investment advisory and administrative services agreement, so that the fee received equals 1.75% of the Company’s average weekly gross assets. See Note 2 for a discussion of the capital gains and subordinated income incentive fees that FSIC IV Advisor may be entitled to under the FSIC IV Advisor investment advisory and administrative services agreement.

FS Investment Corporation IV
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

Pursuant to the investment sub-advisory agreement, GDFM is entitled to receive 50% of all management and incentive fees payable to FSIC IV Advisor under the FSIC IV Advisor investment advisory and administrative services agreement with respect to each year.
The Company reimburses FSIC IV Advisor for expenses necessary to perform services related to the Company’s administration and operations, including FSIC IV Advisor’s allocable portion of the compensation and related expenses of certain personnel of FS Investments providing administrative services to the Company on behalf of FSIC IV Advisor. The amount of this reimbursement is set at the lesser of  (1) FSIC IV Advisor’s actual costs incurred in providing such services and (2) the amount that the Company estimates it would be required to pay alternative service providers for comparable services in the same geographic location. Due to the Company’s relatively small asset base, the amount of the allocated expenses to be reimbursed is subject to a monthly minimum of  $20 to reflect the fact that there is a minimum amount of administrative service performed on the Company’s behalf by FS Investments personnel. FSIC IV Advisor is required to allocate the cost of such services to the Company based on factors such as assets, revenues, time allocations and/or other reasonable metrics. The Company’s board of directors reviews the methodology employed in determining how the expenses are allocated to the Company and the proposed allocation of the administrative expenses among the Company and certain affiliates of FSIC IV Advisor. The Company’s board of directors then assesses the reasonableness of such reimbursements for expenses allocated to the Company based on the breadth, depth and quality of such services as compared to the estimated cost to the Company of obtaining similar services from third-party service providers known to be available. In addition, the Company’s board of directors considers whether any single third-party service provider would be capable of providing all such services at comparable cost and quality. Finally, the Company’s board of directors compares the total amount paid to FSIC IV Advisor for such services as a percentage of the Company’s net assets to the same ratio as reported by other comparable BDCs. The Company does not reimburse FSIC IV Advisor for any services for which it receives a separate fee, or for rent, depreciation, utilities, capital equipment or other administrative items allocated to a controlling person of FSIC IV Advisor.
Under the FSIC IV Advisor investment advisory and administrative services agreement, the Company, either directly or through reimbursement to FSIC IV Advisor or its affiliates, was responsible for its organization and offering costs in an amount up to 0.75% of gross proceeds raised in the Company’s continuous public offering. Organization and offering costs primarily included legal, accounting, printing and other expenses relating to the Company’s continuous public offering, including costs associated with technology integration between the Company’s systems and those of its selected broker-dealers, marketing expenses, salaries and direct expenses of FSIC IV Advisor’s personnel, employees of its affiliates and others while engaged in registering and marketing the Company’s common stock, which included the development of marketing materials and presentations, training and educational meetings, and generally coordinating the marketing process for the Company.
Prior to satisfaction of the minimum offering requirement and for a period of time thereafter, FS Investments funded the Company’s organization and offering costs. Following this period, the Company paid certain of its organization and offering costs directly and has reimbursed FSIC IV Advisor for offering costs incurred by FSIC IV Advisor on the Company’s behalf, including marketing expenses, salaries and other direct expenses of FSIC IV Advisor’s personnel and employees of its affiliates while engaged in registering and marketing the Company’s shares of common stock. On January 6, 2016, the FSIC IV Advisor investment advisory and administrative services agreement became effective upon satisfaction of the minimum offering requirement, and FSIC IV Advisor became entitled to receive up to 0.75% of the gross proceeds raised in the Company’s continuous public

FS Investment Corporation IV
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

offering until all organization and offering costs incurred have been recovered. As the Company reimbursed FSIC IV Advisor for such costs, organization costs were charged to expense and offering costs were deferred and amortized to expense over twelve months.
FS Investments funded certain of the Company’s organization and offering costs in the amounts of  $0 and $9,675, respectively, for the three months ended March 31, 2018 and the period from February 25, 2015 (Inception) to December 31, 2017. Under the FSIC IV Advisor investment advisory and administrative services agreement, there was no liability on the Company’s part for the organization and offering costs funded by FSIC IV Advisor or its affiliates (including FS Investments) until the Company satisfied the minimum offering requirement on January 6, 2016. Since commencing its continuous public offering and through March 31, 2018, the Company paid total reimbursements of $2,584 to FSIC IV Advisor and its affiliates for organization and offering costs funded by them. Following the closing of the Company’s continuous public offering to new investors in November 2017, no amounts were reimbursable to FS Investments and its affiliates under this arrangement.
The dealer manager for the Company’s continuous public offering was FS Investment Solutions, which is one of the Company’s affiliates. Prior to the closing of the Company’s continuous public offering, the dealer manager was entitled under a second amended and restated dealer manager agreement, dated as of January 25, 2017, among the Company, FSIC IV Advisor and FS Investment Solutions, or the dealer manager agreement, to receive upfront selling commissions and dealer manager fees in connection with the sale of shares of common stock in the Company’s continuous public offering, all or a portion of which could be reallowed to selected broker-dealers and financial representatives. The dealer manager reallowed to selected broker dealers and other financial representatives the upfront selling commissions and dealer manager fees, as applicable, it was entitled to receive, unless otherwise noted in the table below. The dealer manager agreement terminated in connection with the closing of the Company’s continuous public offering in November 2017.
Shares of Class T common stock are subject to annual distribution fees of 1.00% of the estimated value of such shares, as determined in accordance with applicable rules of The Financial Industry Regulatory Authority, Inc., or FINRA. The annual distribution fees is paid by the Company to the dealer manager pursuant to a distribution plan adopted by the Company in compliance with Rules 12b-1 and 17d-3 under the 1940 Act, as if those rules applied to the Company. Among other requirements, such plan must be approved annually by a vote of the Company’s board of directors, including the directors who are not “interested persons” as defined in the 1940 Act and have no direct or indirect financial interest in the operation of such plan or in any agreements related to such plan.
Except for Class T shares purchased by the principal of FSIC IV Advisor, members of the Company’s board of directors and other individuals and entities affiliated with FSIC IV Advisor and GDFM, or through investment advisors whose contracts for investment advisory and related services include a fixed or “wrap” fee or other asset-based fee arrangement, annual distribution fees are expected to be reallowed to selected broker-dealers and financial representatives, unless noted in the table below. The annual distribution fees are intended to compensate the dealer manager and its affiliates, selected broker-dealers and financial representatives for services rendered and expenses incurred in connection with the ongoing marketing, sale and distribution of such shares.
The annual distribution fees accrue daily commencing upon the initial sale of shares of common stock in the Company’s continuous public offering until an investor reaches the sales charge cap, as defined below. The accruals as of and for the three months ended March 31, 2018 and 2017 reflect amounts beginning with the initial sale of shares of common stock in the Company’s continuous public offering through March 31, 2018 and 2017, respectively. The annual distribution fees are payable with respect to all shares of Class T common stock, other than shares issued under the Company’s distribution

FS Investment Corporation IV
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

reinvestment plan. The annual distribution fees will terminate for all Class T stockholders upon a liquidity event. In addition, the Company will stop paying the annual distribution fees with respect to any outstanding Class T share when the total underwriting compensation from the upfront selling commissions, dealer manager fees and annual distribution fees attributable to any share equals 7.25% of gross offering proceeds, or the sales charge cap. The sales charge cap applicable to certain shares, including shares sold prior to January 25, 2017, will be reduced by the amount of any upfront sales load that is waived for such shares or to otherwise account for any lower upfront sales load paid by an investor with respect to such shares.
The annual distribution fees for all Class T shares currently will terminate upon the earliest of  (i) any Class T share purchased after January 25, 2017 reaching the applicable sales charge cap, (ii) the Company’s dealer manager advising the Company that the aggregate underwriting compensation payable from all sources (determined in accordance with applicable FINRA rules) would be in excess of 10% of the gross proceeds of this offering and (iii) a liquidity event. If, in the future, the Company receives exemptive relief to offer multiple share classes and if it offers a class of common stock with no sales load or asset-based service or annual distribution fee, or a No-Load Share Class, upon a Class T share reaching the applicable sales charge cap, such share will be converted into a share of such No-Load Share Class and will no longer be subject to ongoing annual distribution fees.
The following table describes the fees and expenses the Company accrued under the FSIC IV Advisor investment advisory and administrative services agreement, amounts recouped by FS Investments under the expense reimbursement agreement, as defined below, and fees that FS Investment Solutions received pursuant to the Company’s distribution plan and share repurchase program during the three months ended March 31, 2018 and 2017:
Related Party	Source	Description	Three Months Ended March 31,
			2018	2017
FSIC IV Advisor	FSIC IV Advisor Investment Advisory and Administrative Services Agreement	Base Management Fees(1)	$1,625	$938
FSIC IV Advisor	FSIC IV Advisor Investment Advisory and Administrative Services Agreement	Capital Gains Incentive Fees(2)	$(735)	$697
FSIC IV Advisor	FSIC IV Advisor Investment Advisory and Administrative Services Agreement	Administrative Services Expenses(3)	$78	$100
FSIC IV Advisor	FSIC IV Advisor Investment Advisory and Administrative Services Agreement	Offering Costs(4)	—	$381
FSIC IV Advisor	Expense Support and Conditional Reimbursement	Expense Recoupment(5)	—	$666
FS Investment Solutions	Distribution Plan	Distribution Fees(6)	$40	—
FS Investment Solutions	Share Repurchase Program	Contingent Deferred Sales Charges(7)	—	$10

(1)
FSIC IV Advisor has contractually agreed, effective February 1, 2017, to permanently waive 0.25% of its base management fee to which it is entitled under the FSIC IV Advisor investment advisory and administrative services agreement so that the fee received equals 1.75% of the average value of the Company’s weekly gross assets. As a result, the amounts shown for the three months ended March 31, 2018 and 2017 are net of waivers of  $232 and $89, respectively. During the three months ended March 31, 2018 and 2017, $1,596 and $816, respectively, in base management fees were paid to FSIC IV Advisor. As of March 31, 2018, $1,625 in base management fees were payable to FSIC IV Advisor.

(2)
During the three months ended March 31, 2018, the Company reversed $735 of capital gains incentive fees previously accrued based on the performance of its portfolio. During the three months ended March 31, 2017, the Company accrued

FS Investment Corporation IV
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

capital gains incentive fees of  $697 based on the performance of its portfolio. As of March 31, 2018, the Company had accrued $1,007 in capital gains incentive fees, all of which was based on unrealized gains. As of December 31, 2017, the Company had accrued $1,981 in capital gains incentive fees, of which $1,742 was based on unrealized gains and $239 was based on realized gains. No capital gains incentive fees are actually payable by the Company with respect to unrealized gains unless and until those gains are actually realized. The Company paid FSIC IV Advisor $239 in capital gains incentive fees during the three months ended March 31, 2018. See Note 2 for a discussion of the methodology employed by the Company in calculating the capital gains incentive fees.
(3)
During the three months ended March 31, 2018 and 2017, $51 and $92, respectively, of the accrued administrative services expenses related to the allocation of costs of administrative personnel for services rendered to the Company by FSIC IV Advisor and the remainder related to other reimbursable expenses. The Company paid $78 and $203 in administrative services expenses to FSIC IV Advisor during the three months ended March 31, 2018 and 2017, respectively.

(4)
During the three months ended March 31, 2018 and 2017, the Company expensed offering costs of  $0 and $381, respectively, all of which related to reimbursements to FSIC IV Advisor for offering costs incurred on the Company’s behalf, including marketing expenses, salaries and other direct expenses of FSIC IV Advisor’s personnel and employees of its affiliates while engaged in registering and marketing the Company’s shares of common stock.

(5)
During the three months ended March 31, 2017, the Company accrued $666 for expense recoupments payable to FSIC IV Advisor under the expense reimbursement agreement (see “— Expense Reimbursement” below). As of March 31, 2018, the Company did not have any expense recoupments payable to FSIC IV Advisor.

(6)
Represents the distribution fees retained by FS Investment Solutions and not re-allowed to selected broker-dealers or financial representatives.

(7)
Represents the total amount of contingent deferred sales charges paid to FS Investment Solutions by stockholders who tendered shares pursuant to the Company’s share repurchase program. Beginning with the quarterly tender offer conducted during the three months ended March 31, 2017, Class T shares tendered pursuant to the Company’s share repurchase program were no longer subject to a contingent deferred sales charge.

See Note 11 for information relating to the compensation of FS/KKR Advisor under the FS/KKR Advisor investment advisory and administrative services agreement.
Potential Conflicts of Interest
The members of the senior management and investment teams of FS/KKR Advisor serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as the Company does, or of investment vehicles managed by the same personnel. For example, FS/KKR Advisor is the investment adviser to FS Investment Corporation, FS Investment Corporation II, FS Investment Corporation III, Corporate Capital Trust, Inc. and Corporate Capital Trust II, and the officers, managers and other personnel of FS/KKR Advisor may serve in similar or other capacities for the investment advisers to future investment vehicles affiliated with FS Investments or KKR Credit. In serving in these multiple and other capacities, they may have obligations to other clients or investors in those entities, the fulfillment of which may not be in the Company’s best interests or in the best interest of the Company’s stockholders. The Company’s investment objectives may overlap with the investment objectives of such investment funds, accounts or other investment vehicles. For additional information regarding potential conflicts of interest, see the Company’s annual report on Form 10-K for the year ended December 31, 2017.
Co-Investment Exemptive Relief
As a BDC, the Company is subject to certain regulatory restrictions in making its investments. For example, BDCs generally are not permitted to co-invest with certain affiliated entities in transactions originated by the BDC or its affiliates in the absence of an exemptive order from the SEC. However, BDCs are permitted to, and may, simultaneously co-invest in transactions where price is the only negotiated term.
In an order dated June 4, 2013, or the FS Order, the SEC granted exemptive relief permitting the Company, subject to the satisfaction of certain conditions, to co-invest in certain privately negotiated investment transactions with certain affiliates of FSIC IV Advisor, including FS Energy and Power Fund, FS Investment Corporation, FS Investment Corporation II, FS Investment Corporation III, FS

FS Investment Corporation IV
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

Investment Corporation IV and any future BDCs that are advised by FSIC IV Advisor or affiliated investment advisers. However, in connection with the investment advisory relationship with FS/KKR Advisor, and in an effort to mitigate potential future conflicts of interest, the Company’s board of directors authorized and directed that the Company (i) withdraw from the FS Order, except with respect to any transaction in which the Company participated in reliance on the FS Order prior to April 9, 2018, and (ii) rely on an exemptive relief order, dated April 3, 2018, that permits the Company, subject to the satisfaction of certain conditions, to co-invest in certain privately negotiated investment transactions, including investments originated and directly negotiated by FS/KKR Advisor or KKR Credit, with certain affiliates of FS/KKR Advisor.
Expense Reimbursement
Pursuant to an amended and restated expense support and conditional reimbursement agreement, dated as of October 9, 2015, by and between FS Investments and the Company, or the FSIC IV Advisor expense reimbursement agreement, FS Investments has agreed to reimburse the Company for expenses in an amount that is sufficient to ensure that no portion of the Company’s distributions to stockholders will be paid from its offering proceeds or borrowings. However, because certain investments the Company may make, including preferred and common equity investments, may generate dividends and other distributions to the Company that are treated for tax purposes as a return of capital, a portion of the Company’s distributions to stockholders may also be deemed to constitute a return of capital to the extent that the Company may use such dividends or other distribution proceeds to fund its distributions to stockholders. Under those circumstances, FS Investments will not reimburse the Company for the portion of such distributions to stockholders that represent a return of capital, as the purpose of the expense reimbursement arrangement is not to prevent tax-advantaged distributions to stockholders.
Under the FSIC IV Advisor expense reimbursement agreement, FS Investments will reimburse the Company for expenses in an amount equal to the difference between the Company’s cumulative distributions paid to its stockholders in each quarter, less the sum of the Company’s net investment company taxable income, net capital gains and dividends and other distributions paid to the Company on account of preferred and common equity investments in portfolio companies (to the extent such amounts are not included in net investment company taxable income or net capital gains) in each quarter.
Pursuant to the FSIC IV Advisor expense reimbursement agreement, the Company has a conditional obligation to reimburse FS Investments for any amounts funded by FS Investments under such agreement if  (and only to the extent that), during any fiscal quarter occurring within three years of the date on which FS Investments funded such amount, the sum of the Company’s net investment company taxable income, net capital gains and the amount of any dividends and other distributions paid to the Company on account of preferred and common equity investments in portfolio companies (to the extent not included in net investment company taxable income or net capital gains) exceeds the cumulative distributions paid by the Company to its stockholders during such quarter; provided, however, that (i) the Company will only reimburse FS Investments for expense support payments made by FS Investments with respect to any calendar quarter to the extent that the payment of such reimbursement (together with any other reimbursement paid during such fiscal year) does not cause “other operating expenses” (as defined below) (on an annualized basis and net of any expense support payments received by the Company during such fiscal year) to exceed the lesser of  (A) 1.75% of the Company’s average net assets attributable to shares of its common stock for the fiscal year-to-date period after taking such payments into account and (B) the percentage of the Company’s average net assets attributable to shares of its common stock represented by “other operating expenses” during the

FS Investment Corporation IV
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

fiscal year in which such expense support payment from FS Investments was made (provided, however, that this clause (B) shall not apply to any reimbursement payment which relates to an expense support payment from FS Investments made during the same fiscal year); and (ii) the Company will not reimburse FS Investments for expense support payments made by FS Investments for any calendar quarter if the annualized rate of regular cash distributions declared by the Company at the time of such reimbursement payment is less than the annualized rate of regular cash distributions declared by the Company at the time FS Investments made the expense support payment to which such reimbursement payment relates. The Company is not obligated to pay interest on the reimbursements it is required to make to FS Investments under the expense reimbursement agreement. “Other operating expenses” means the Company’s total “operating expenses” (as defined below), excluding base management fees, incentive fees, annual distribution fees, organization and offering expenses, financing fees and costs, interest expense, brokerage commissions and extraordinary expenses. “Operating expenses” means all operating costs and expenses incurred, as determined in accordance with GAAP for investment companies.
During the three months ended March 31, 2018 and 2017, the Company did not accrue any amounts for expense reimbursements that FS Investments has agreed to pay and the Company did not have any reimbursements due from FS Investments.
As discussed above, under the expense reimbursement agreement, amounts reimbursed to the Company by FS Investments may become subject to repayment by the Company in the future. During the three months ended March 31, 2018 and 2017, no such repayments were made by the Company. During the three months ended March 31, 2017, the Company accrued $666 for expense recoupments payable to FS Investments. As of March 31, 2018, there were no unreimbursed expense support payments subject to future reimbursement by the Company.
The expense reimbursement agreement was terminated on April 9, 2018. See Note 11 for information relating to expense reimbursement under a new expense support and conditional reimbursement agreement entered into by and between FS/KKR Advisor and the Company, or the FS/KKR Advisor expense reimbursement agreement.
Note 5. Distributions
The following table reflects the cash distributions per share that the Company declared and paid to stockholders on its common stock during the three months ended March 31, 2018 and 2017:
	Distribution(1)
For the Three Months Ended	Per Share	Amount
Fiscal 2017
March 31, 2017(2)	$0.18770	$2,917
Fiscal 2018
March 31, 2018	$0.17452	$5,247

(1)
Distribution amounts and per share amounts shown are net of annual distribution fees, which began accruing on February 1, 2017, and reflect the special cash distributions described in footnote (2) below. See Note 4 for a discussion regarding annual distribution fees.

(2)
On a monthly basis from February 2017 through June 2017, the Company paid special cash distributions in the weekly amount of approximately $0.002 per share, to stockholders of record as of the weekly record dates previously determined by the Company’s board of directors for that period. The Company paid a total of approximately $884 in special cash distributions to stockholders. The Company’s board of directors ratified and approved such monthly special cash distribution payments on August 10, 2017.

FS Investment Corporation IV
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 5. Distributions (continued)

The Company intends to declare regular cash distributions on a quarterly basis and pay such distributions on a monthly basis. On March 8, 2018 and May 2, 2018, the Company’s board of directors declared regular monthly cash distributions for April 2018 through June 2018 and July 2018 through September 2018, respectively, each in the gross amount of  $0.067258 per share. The gross amount declared includes the portion of the annual distribution fee amount, which is an expense of the Company and not paid to stockholders. These distributions, less the annual distribution fee amount, have been or will be paid monthly to stockholders of record as of monthly record dates previously determined by the Company’s board of directors. The timing and amount of any future distributions to stockholders are subject to applicable legal restrictions and the sole discretion of the Company’s board of directors.
The Company has adopted an “opt in” distribution reinvestment plan for its stockholders. As a result, if the Company makes a cash distribution, its stockholders will receive the distribution in cash unless they specifically “opt in” to the DRP so as to have their cash distributions reinvested in additional shares of the Company’s common stock. However, certain state authorities or regulators may impose restrictions from time to time that may prevent or limit a stockholder’s ability to participate in the DRP.
On October 13, 2017, the Company amended and restated its DRP, or the amended DRP, which first applied to the reinvestment of cash distributions paid on or after November 29, 2017. Under the prior DRP, cash distributions to participating stockholders were reinvested in additional shares of the Company’s common stock at a purchase price equal to the net offering price in effect on the date of issuance. Under the amended DRP, cash distributions to participating stockholders will be reinvested in additional shares of the Company’s common stock at a purchase price determined by the Company’s board of directors or a committee thereof, in its sole discretion, that is (i) not less than the net asset value per share of the Company’s common stock as determined in good faith by the Company’s board of directors or a committee thereof, in its sole discretion, immediately prior to the payment of the distribution and (ii) not more than 2.5% greater than the net asset value per share of the Company’s common stock as of such date. Although distributions paid in the form of additional shares of common stock will generally be subject to U.S. federal, state and local taxes in the same manner as cash distributions, stockholders who elect to participate in the DRP will not receive any corresponding cash distributions with which to pay any such applicable taxes. Stockholders receiving distributions in the form of additional shares of common stock will be treated as receiving a distribution in the amount of the fair market value of the Company’s shares of common stock.
The Company may fund its cash distributions to stockholders from any sources of funds legally available to it, including proceeds from the DRP, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets and dividends or other distributions paid to the Company on account of preferred and common equity investments in portfolio companies and expense reimbursements from FS Investments. The Company has not established limits on the amount of funds it may use from available sources to make distributions. During certain periods, the Company’s distributions may exceed its earnings. As a result, it is possible that a portion of the distributions the Company makes may represent a return of capital. A return of capital generally is a return of a stockholder’s investment rather than a return of earnings or gains derived from the Company’s investment activities. Each year a statement on Form 1099-DIV identifying the sources of the distributions (i.e., paid from ordinary income, paid from net capital gains on the sale of securities, and/or a return of capital, which is a nontaxable distribution) will be mailed to the Company’s stockholders. There can be no assurance that the Company will be able to pay distributions at a specific rate or at all. No portion of the distrubtions paid during the three months ended March 31, 2018 and 2017 was funded through the reimbursement of operating expenses by FS Investments.

FS Investment Corporation IV
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 5. Distributions (continued)

The following table reflects the sources of the cash distributions paid to stockholders on a tax basis that the Company paid on its common stock during the three months ended March 31, 2018 and 2017:
	Three Months Ended March 31,
	2018		2017
Source of Distribution	Distribution Amount	Percentage	Distribution Amount	Percentage
Offering proceeds	$—	—	$—	—
Borrowings	—	—	—	—
Net investment income(1)	5,247	100%	885	30%
Short-term capital gains proceeds from the sale of assets	—	—	2,032	70%
Long-term capital gains proceeds from the sale of assets	—	—	—	—
Non-capital gains proceeds from the sale of assets	—	—	—	—
Distributions on account of preferred and common equity	—	—	—	—
Expense reimbursement from sponsor	—	—	—	—
Total	$5,247	100%	$2,917	100%

(1)
During the three months ended March 31, 2018 and 2017, 94.0% and 97.6%, respectively, of the Company’s gross investment income was attributable to cash income earned, 1.6% and 2.1%, respectively, was attributable to non-cash accretion of discount and 4.4% and 0.3%, respectively, was attributable to paid-in-kind interest, or PIK, interest.

The Company’s net investment income on a tax basis for the three months ended March 31, 2018 and 2017 was $4,278 and $2,684, respectively. As of March 31, 2018 and December 31, 2017, the Company had $7,178 and $6,277, respectively, of undistributed net investment income and accumulated undistributed net realized gains on a tax basis.
The difference between the Company’s GAAP-basis net investment income (loss) and its tax-basis net investment income is primarily due to the reclassification of unamortized original issue discount, certain amendment fees and prepayment fees recognized upon prepayment of loans from income for GAAP purposes to realized gains for tax purposes, the reversal of the required accrual for GAAP purposes of incentive fees on unrealized gains even though no such incentive fees on unrealized gains are payable by the Company and the inclusion of a portion of the periodic net settlement payments due on its TRS in tax-basis net investment income.

FS Investment Corporation IV
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 5. Distributions (continued)

The following table sets forth a reconciliation between GAAP-basis net investment income (loss) and tax-basis net investment income during the three months ended March 31, 2018 and 2017:
	Three Months Ended March 31,
	2018	2017
GAAP-basis net investment income (loss)	$3,913	$(221)
Reversal of incentive fee accrual on unrealized gains	(735)	682
Reclassification of unamortized original issue discount, amendment fees and prepayment fees	(20)	(185)
Tax-basis net investment income portion of total return swap payments	1,076	1,429
Accretion of discount on total return swap	208	603
Other miscellaneous differences	(164)	376
Tax-basis net investment income	$4,278	$2,684

The determination of the tax attributes of the Company’s distributions is made annually as of the end of the Company’s fiscal year based upon the Company’s taxable income for the full year and distributions paid for the full year. Therefore, a determination made on a quarterly basis may not be representative of the actual tax attributes of the Company’s distributions for a full year. The actual tax characteristics of distributions to stockholders are reported to stockholders annually on Form 1099-DIV.
As of March 31, 2018 and December 31, 2017, the components of accumulated earnings on a tax basis were as follows:
	March 31, 2018 (Unaudited)	December 31, 2017
Distributable ordinary income (net investment income and short-term capital gains)	$6,317	$5,882
Distributable capital gains (accumulated capital losses)	861	395
Other temporary differences	(1,357)	(2,318)
Net unrealized appreciation (depreciation) on investments and total return swap(1)	(252)	4,682
Total	$5,569	$8,641

(1)
As of March 31, 2018 and December 31, 2017, the gross unrealized appreciation on the Company’s investments and TRS was $3,390 and $5,256, respectively, and the gross unrealized depreciation on the Company’s investments was $3,642 and $574, respectively.

The aggregate cost of the Company’s investments, including the accretion of discount on the TRS, for U.S. federal income tax purposes totaled $257,101 and $263,356 as of March 31, 2018 and December 31, 2017, respectively. The aggregate net unrealized appreciation (depreciation) on a tax basis, including the TRS, was $(252) and $4,682 as of March 31, 2018 and December 31, 2017, respectively.

FS Investment Corporation IV
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 6. Investment Portfolio
The following table summarizes the composition of the Company’s investment portfolio at cost and fair value as of March 31, 2018 and December 31, 2017:
	March 31, 2018 (Unaudited)			December 31, 2017
	Amortized Cost(1)	Fair Value	Percentage of Portfolio	Amortized Cost(1)	Fair Value	Percentage of Portfolio
Senior Secured Loans — First Lien	$136,228	$137,148	54%	$136,060	$137,737	51%
Senior Secured Loans — Second Lien	26,616	26,891	10%	34,677	35,420	13%
Senior Secured Bonds	20,481	19,156	7%	20,481	20,196	8%
Subordinated Debt	67,994	68,210	27%	69,585	71,532	27%
Equity/Other	4,511	4,696	2%	1,489	2,285	1%
Total	$255,830	$256,101	100%	$262,292	$267,170	100%
The following table summarizes the composition of the Company’s investment portfolio at cost and fair value as of March 31, 2018 and December 31, 2017 to include, on a look-through basis, the investments underlying the TRS, as disclosed in Note 8. The investments underlying the TRS had a notional amount and market value of  $151,137 and $151,081, respectively as of March 31, 2018 and $151,866 and $151,348, respectively, as of December 31, 2017.
	March 31, 2018 (Unaudited)			December 31, 2017
	Amortized Cost(1)	Fair Value	Percentage of Portfolio	Amortized Cost(1)	Fair Value	Percentage of Portfolio
Senior Secured Loans — First Lien	$251,679	$251,551	62%	$252,241	$252,500	60%
Senior Secured Loans — Second Lien	62,302	63,569	15%	70,362	72,005	17%
Senior Secured Bonds	20,481	19,156	5%	20,481	20,196	5%
Subordinated Debt	67,994	68,210	17%	69,585	71,532	17%
Equity/Other	4,511	4,696	1%	1,489	2,285	1%
Total	$406,967	$407,182	100%	$414,158	$418,518	100%

(1)
Amortized cost represents the original cost adjusted for the amortization of premiums and/or accretion of discounts, as applicable, on investments.

In general, under the 1940 Act, the Company would be presumed to “control” a portfolio company if it owned more than 25% of its voting securities or it had the power to exercise control over the management or policies of such portfolio company, and would be an “affiliated person” of a portfolio company if it owned 5% or more of its voting securities. As of March 31, 2018 and December 31, 2017, the Company did not “control” and was not an “affiliated person” of any of its portfolio companies, each as defined in the 1940 Act.
The Company’s investment portfolio may contain loans and other unfunded arrangements that are in the form of lines of credit, revolving credit facilities, delayed draw credit facilities or other investments, pursuant to which the Company may be required to provide funding when requested by portfolio companies in accordance with the terms of the underlying agreements. As of March 31, 2018, the Company had nine unfunded debt investments with aggregate unfunded commitments of  $9,774 and an unfunded equity/other commitment to purchase up to $4 in shares of series A units of Chisholm Oil and Gas, LLC. As of December 31, 2017, the Company had ten unfunded debt investments with aggregate unfunded commitments of  $11,076 and an unfunded equity/other commitment to purchase

FS Investment Corporation IV
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 6. Investment Portfolio (continued)

up to $4 in shares of Series A units of Chisholm Oil and Gas, LLC. The Company maintains sufficient cash on hand and liquid securities to fund such unfunded commitments should the need arise. For additional details regarding the Company’s unfunded debt investments, see the Company’s unaudited consolidated schedule of investments as of March 31, 2018 and audited consolidated schedule of investments as of December 31, 2017.
The table below describes investments by industry classification and enumerates the percentage, by fair value, of the total portfolio assets in such industries as of March 31, 2018 and December 31, 2017:
	March 31, 2018 (Unaudited)		December 31, 2017
Industry Classification	Fair Value	Percentage of Portfolio	Fair Value	Percentage of Portfolio
Capital Goods	67,434	26%	60,114	22%
Commercial & Professional Services	26,480	10%	26,622	10%
Consumer Durables & Apparel	6,930	3%	6,912	3%
Consumer Services	18,414	7%	27,553	10%
Diversified Financials	7,932	3%	8,839	3%
Energy	21,506	8%	24,874	9%
Food, Beverage & Tobacco	4,413	2%	4,374	2%
Health Care Equipment & Services	13,180	5%	13,223	5%
Insurance	14,796	6%	15,226	6%
Materials	35,201	14%	39,887	15%
Retailing	25,769	10%	26,110	10%
Software & Services	14,046	6%	13,436	5%
Total	$256,101	100%	$267,170	100%

Note 7. Fair Value of Financial Instruments
Under existing accounting guidance, fair value is defined as the price that the Company would receive upon selling an investment or pay to transfer a liability in an orderly transaction to a market participant in the principal or most advantageous market for the investment. This accounting guidance emphasizes valuation techniques that maximize the use of observable market inputs and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing an asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the Company. Unobservable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances.
The Company classifies the inputs used to measure these fair values into the following hierarchy as defined by current accounting guidance:
Level 1: Inputs that are quoted prices (unadjusted) in active markets for identical assets or liabilities.
Level 2: Inputs that are quoted prices for similar assets or liabilities in active markets.
Level 3: Inputs that are unobservable for an asset or liability.
A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement.

FS Investment Corporation IV
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 7. Fair Value of Financial Instruments (continued)

As of March 31, 2018 and December 31, 2017, the Company’s investments and total return swap were categorized as follows in the fair value hierarchy:
Valuation Inputs	March 31, 2018 (Unaudited)		December 31, 2017
	Investments	Total Return Swap	Investments	Total Return Swap
Level 1 — Price quotations in active markets	$—	$—	$—	$—
Level 2 — Significant other observable inputs	—	—	—	—
Level 3 — Significant unobservable inputs	256,101	748	267,170	868
Total	$256,101	$748	$267,170	$868

The Company’s investments consist primarily of debt investments that were either acquired directly from the issuer or traded on an over-the-counter market for institutional investors. Debt investments, for which broker quotes are not available are valued by independent valuation firms, which determine the fair value of such investments by considering, among other factors, the borrower’s ability to adequately service its debt, prevailing interest rates for like investments, expected cash flows, call features, anticipated prepayments and other relevant terms of the investments. Except as described below, all of the Company’s equity/other investments are also valued by independent valuation firms, which determine the fair value of such investments by considering, among other factors, contractual rights ascribed to such investments, as well as various income scenarios and multiples of earnings before interest, taxes, depreciation and amortization, or EBITDA, cash flows, net income or revenues, or, in limited instances, book value or liquidation value. An investment that is newly issued and purchased near the date of the financial statements is valued at cost if the Company’s board of directors determines that the cost of such investment is the best indication of its fair value. Investments that are traded on an active public market are valued at their closing price as of the date of the financial statements. Except as described above, the Company values its other investments by using the midpoint of the prevailing bid and ask prices from dealers on the date of the relevant period end, which are provided by independent third-party pricing services and screened for validity by such services.
The Company values the TRS in accordance with the agreements between Cheltenham Funding and Citibank that collectively established the TRS, which agreements are collectively referred to herein as the TRS Agreement. Pursuant to the TRS Agreement, the value of the TRS is based on the increase or decrease in the value of the loans underlying the TRS, together with accrued interest income, interest expense and certain other expenses incurred under the TRS. The loans underlying the TRS are valued by Citibank. Citibank bases its valuation on the indicative bid prices provided by an independent third-party pricing service. Bid prices reflect the highest price that market participants may be willing to pay. These valuations are sent to the Company for review and testing. The valuation committee of the Company’s board of directors, or the valuation committee, and the board of directors review and approve the value of the TRS, as well as the value of the loans underlying the TRS, on a quarterly basis. To the extent the valuation committee or board of directors has any questions or concerns regarding the valuation of the loans underlying the TRS, such valuation is discussed or challenged pursuant to the terms of the TRS Agreement. See Note 8 for additional information regarding the TRS.
The Company periodically benchmarks the bid and ask prices it receives from the third-party pricing services and/or dealers, as applicable, against the actual prices at which the Company purchases and sells its investments. Based on the results of the benchmark analysis and the experience of the Company’s management in purchasing and selling these investments, the Company believes that these prices are reliable indicators of fair value. However, because of the private nature of this marketplace (meaning actual transactions are not publicly reported), the Company believes that these valuation inputs are classified as Level 3 within the fair value hierarchy. The Company may also use

FS Investment Corporation IV
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 7. Fair Value of Financial Instruments (continued)

other methods, including the use of an independent valuation firm, to determine fair value for securities for which it cannot obtain prevailing bid and ask prices through third-party pricing services or independent dealers, or where the Company’s board of directors otherwise determines that the use of such other methods is appropriate. The Company periodically benchmarks the valuations provided by the independent valuation firms against the actual prices at which the Company purchases and sells its investments. The valuation committee and the board of directors reviewed and approved the valuation determinations made with respect to these investments in a manner consistent with the Company’s valuation policy.
The following is a reconciliation for the three months ended March 31, 2018 and 2017 of investments for which significant unobservable inputs (Level 3) were used in determining fair value:
	For the Three Months Ended March 31, 2018
	Senior Secured Loans — First Lien	Senior Secured Loans — Second Lien	Senior Secured Bonds	Subordinated Debt	Equity/ Other	Total
Fair value at beginning of period	$137,737	$35,420	$20,196	$71,532	$2,285	$267,170
Accretion of discount (amortization of premium)	36	9	—	78	—	123
Net realized gain (loss)	—	447	—	3	—	450
Net change in unrealized appreciation (depreciation)	(757)	(468)	(1,040)	(1,731)	(611)	(4,607)
Purchases	1,948	—	—	—	2,758	4,706
Paid-in-kind interest	14	—	—	—	265	279
Sales and repayments	(1,830)	(8,517)	—	(1,672)	(1)	(12,020)
Net transfers in or out of Level 3	—	—	—	—	—	—
Fair value at end of period	$137,148	$26,891	$19,156	$68,210	$4,696	$256,101
The amount of total gains or losses for the period included in changes in net assets attributable to the change in unrealized gains or losses relating to investments still held at the reporting date	$(737)	$4	$(1,040)	$(1,657)	$(610)	$(4,040)

FS Investment Corporation IV
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 7. Fair Value of Financial Instruments (continued)

	For the Three Months Ended March 31, 2017
	Senior Secured Loans — First Lien	Senior Secured Loans — Second Lien	Senior Secured Bonds	Subordinated Debt	Equity/ Other	Total
Fair value at beginning of period	$41,296	$5,843	$2,045	$13,502	$624	$63,310
Accretion of discount (amortization of premium)	18	14	—	37	—	69
Net realized gain (loss)	157	169	—	(7)	—	319
Net change in unrealized appreciation (depreciation)	609	151	66	677	(62)	1,441
Purchases	55,323	13,914	13,835	32,343	511	115,926
Paid-in-kind interest	9	—	—	—	—	9
Sales and repayments	(9,615)	(3,000)	—	(2,346)	—	(14,961)
Net transfers in or out of Level 3	—	—	—	—	—	—
Fair value at end of period	$87,797	$17,091	$15,946	$44,206	$1,073	$166,113
The amount of total gains or losses for the period included in changes in net assets attributable to the change in unrealized gains or losses relating to investments still held at the reporting date	$728	$249	$66	$702	$(62)	$1,683

The following is a reconciliation for the three months ended March 31, 2018 and 2017 of the total return swap for which significant unobservable inputs (Level 3) were used in determining the fair value:
	For the Three Months Ended March 31,
	2018	2017
Fair value at beginning of period	$868	$2,422
Accretion of discount (amortization of premium)	—	—
Net realized gain (loss)	2,477	1,675
Net change in unrealized appreciation (depreciation)	(120)	1,681
Sales and repayments	(2,477)	(1,675)
Net transfers in or out of Level 3		—
Fair value at end of period	$748	$4,103
The amount of total gains or losses for the period included in changes in net assets attributable to the change in unrealized gains or losses relating to the total return swap still held at the reporting date	$(120)	$1,681

FS Investment Corporation IV
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 7. Fair Value of Financial Instruments (continued)

The valuation techniques and significant unobservable inputs used in recurring Level 3 fair value measurements as of March 31, 2018 and December 31, 2017 were as follows:
Type of Investment	Fair Value at March 31, 2018 (Unaudited)	Valuation Technique(1)	Unobservable Input	Range	Weighted Average
Senior Secured Loans — First Lien	$119,183	Market Comparables	Market Yield (%)	7.3% – 12.3%	9.7%
	17,965	Market Quotes	Indicative Dealer Quotes	97.8% – 101.5%	99.8%
Senior Secured Loans — Second Lien	6,779	Market Comparables	Market Yield (%)	9.0% – 12.4%	11.1%
	20,112	Market Quotes	Indicative Dealer Quotes	99.8% – 102.0%	100.9%
Senior Secured Bonds	4,292	Market Comparables	Market Yield (%)	9.1% – 10.6%	9.7%
	14,864	Market Quotes	Indicative Dealer Quotes	86.3% – 100.1%	92.5%
Subordinated Debt	9	Market Comparables	EBITDA Multiples (x)	10.8x – 11.3x	11.0x
	68,201	Market Quotes	Indicative Dealer Quotes	79.0% – 108.5%	99.2%
Equity/Other	4,696	Market Comparables	EBITDA Multiples (x)	5.3x – 27.8x	8.2x
		Option Valuation Model	Volatility (%)	30.0% – 30.0%	30.0%
Total	$256,101
Total Return Swap	$748	Market Quotes	Indicative Dealer Quotes	56.5% – 101.7%	98.1%
Type of Investment	Fair Value at December 31, 2017	Valuation Technique(1)	Unobservable Input	Range	Weighted Average
Senior Secured Loans — First Lien	$118,198	Market Comparables	Market Yield (%)	8.0% – 12.0%	9.2%
	19,539	Market Quotes	Indicative Dealer Quotes	97.7% – 101.5%	99.6%
Senior Secured Loans — Second Lien	6,790	Market Comparables	Market Yield (%)	8.3% – 11.7%	10.5%
	28,630	Market Quotes	Indicative Dealer Quotes	99.8% – 103.3%	101.3%
Senior Secured Bonds	4,382	Market Comparables	Market Yield (%)	7.7% – 10.2%	8.9%
	15,814	Market Quotes	Indicative Dealer Quotes	95.5% – 100.6%	98.0%
Subordinated Debt	11	Market Comparables	EBITDA Multiples (x)	10.5x – 11.0x	10.8x
	71,521	Market Quotes	Indicative Dealer Quotes	91.1% – 108.5%	101.2%
Equity/Other	2,285	Market Comparables	EBITDA Multiples (x)	5.5x – 23.5x	9.5x
		Option Valuation Model	Volatility (%)	30.0% – 30.0%	30.0%
Total	$267,170
Total Return Swap	$868	Market Quotes	Indicative Dealer Quotes	58.3% – 101.5%	97.4%

(1)
Investments using a market quotes valuation technique were valued by using the midpoint of the prevailing bid and ask prices from dealers on the date of the relevant period end, which were provided by independent third-party pricing services and screened for validity by such services, with the exception of investments in the Total Return Swap, which were valued by using the bid price from dealers on the date of the relevant period end. For investments utilizing a market comparables valuation technique, a significant increase (decrease) in the market yield, in isolation, would result in a significantly lower (higher) fair value measurement, and a significant increase (decrease) in any of the valuation multiples, in isolation, would result in a significantly higher (lower) fair value measurement. For investments utilizing an option valuation model valuation technique, a significant increase (decrease) in the volatility, in isolation, would result in a significantly higher (lower) fair value measurement.

FS Investment Corporation IV
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 8. Financing Arrangements
The following tables present summary information with respect to the Company’s outstanding financing arrangements as of March 31, 2018 and December 31, 2017. For additional information regarding these financing arrangements, see the notes to the Company’s audited consolidated financial statements contained in its annual report on Form 10-K for the year ended December 31, 2017 and the additional disclosure set forth in this Note 8.
	As of March 31, 2018 (Unaudited)
Arrangement	Type of Arrangement	Rate	Amount Outstanding	Amount Available	Maturity Date
BNP Facility(1)	Prime Brokerage	L+1.25%	$19,900	$30,100	December 26, 2018(2)
Citibank Total Return Swap	Total Return Swap	L+1.60%	$151,137	$23,863	N/A(3)
	As of December 31, 2017
Arrangement	Type of Arrangement	Rate	Amount Outstanding	Amount Available	Maturity Date
BNP Facility(1)	Prime Brokerage	L+1.25%	$19,900	$30,100	September 27, 2018(2)
Citibank Total Return Swap	Total Return Swap	L+1.60%	$151,866	$23,134	N/A(3)

(1)
The carrying amount outstanding under the facility approximates its fair value.

(2)
As described below, this facility generally is terminable upon 270 days’ notice by either party. As of March 31, 2018 and December 31, 2017, neither party to the facility had provided notice of its intent to terminate the facility.

(3)
The TRS may be terminated by Cheltenham Funding at any time, subject to payment of an early termination fee if prior to the date 30 days before July 19, 2018 (January 19, 2018 as of December 31, 2017), or by Citibank on or after July 19, 2018 (January 19, 2018 as of December 31, 2017), in each case, in whole or in part, upon prior written notice to the other party.

BNP Facility
On February 10, 2017, the Company’s wholly-owned financing subsidiary, Broomall Funding LLC, or Broomall Funding, entered into a committed facility arrangement, or the BNP facility, with BNP Paribas Prime Brokerage International, Ltd., or BNPP, pursuant to which Broomall Funding may borrow, beginning March 1, 2017, and from time to time thereafter, up to $50,000 from BNPP. Under the terms of the BNP facility, as amended, the maximum committed financing available to Broomall Funding is $50,000, the interest rate payable on borrowings under the committed facility agreement is three-month LIBOR plus 125 basis points and the commitment fee payable under the committed facility agreement is (a) 65 basis points on unused amounts so long as 75% or more of the facility amount is utilized or (b) 85 basis points on unused amounts if less than 75% of the facility amount is utilized.
Broomall Funding may terminate the committed facility agreement upon 270 days’ notice. Absent a default or facility termination event or the ratings decline described in the following sentence, BNPP is required to provide Broomall Funding with 270 days’ notice prior to terminating or materially amending the committed facility agreement. BNPP has a cancellation right if BNP Paribas’ long-term credit rating declines three or more notches below its highest rating by any of Standard & Poor’s Financial Services LLC, or S&P, Moody’s Investors Service, Inc., or Moody’s, or Fitch Ratings, Inc., during the period commencing on the closing date of the committed facility agreement and ending on the date of such long-term credit rating decline. Upon any such termination, BNPP is required to pay Broomall Funding a fee equal to 0.50% of the maximum amount of financing available on the termination date.

FS Investment Corporation IV
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 8. Financing Arrangements (continued)

For the three months ended March 31, 2018 and 2017, the components of total interest expense for the BNP facility were as follows:
	Three Months Ended March 31,
	2018	2017
Direct interest expense	$158	$—
Non-usage fees	64	37
Amortization of deferred financing costs	—	9
Total interest expense	$222	$46

For the three months ended March 31, 2018, the cash paid for interest expense, average borrowings, effective interest rate and weighted average interest rate for the BNP facility were as follows:
Three Months Ended March 31, 2018
Cash paid for interest expense(1)	$287
Average borrowings under the facility	$19,900
Effective interest rate on borrowings (including the effect of non-usage fees)	4.91%
Weighted average interest rate (including the effect of non-usage fees)	4.46%

(1)
Interest is payable monthly in arrears and commenced on May 23, 2017.

Borrowings of Broomall Funding will be considered borrowings of the Company for purposes of complying with the asset coverage requirements applicable to BDCs under the 1940 Act.
Citibank Total Return Swap
Counterparty	Description	Termination Date	Value as of March 31, 2018
Citibank	A TRS is a contract in which one party agrees to make periodic payments to another party based on the change in the market value of the assets underlying the TRS, which may include a specified security, basket of securities or securities indices during a specified period, in return for periodic payments based on a fixed or variable interest rate.	Citibank may terminate the TRS on or after July 19, 2018, unless certain specified events permit Citibank to terminate the TRS on an earlier date. Cheltenham Funding may terminate the TRS at any time upon providing no more than 30 days, and no less than 10 days, prior notice to Citibank, subject to an early termination fee if prior to the date 30 days before July 19, 2018.	$748
On January 19, 2016, the Company’s wholly-owned financing subsidiary, Cheltenham Funding, entered into the TRS for a portfolio of primarily senior secured floating rate loans with Citibank. The TRS, which has subsequently been amended multiple times to, among other things, increase the maximum aggregate notional amount of the portfolio of loans subject to the TRS from $20,000 initially, to $175,000, and extend the date that Citibank or the Company may terminate the TRS any time on or after July 19, 2018.

FS Investment Corporation IV
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 8. Financing Arrangements (continued)

A TRS effectively adds leverage to a portfolio by providing investment exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Because of the unique structure of a TRS, a TRS often offers lower financing costs than are offered through more traditional borrowing arrangements. The TRS with Citibank enables the Company, through its ownership of Cheltenham Funding, to obtain the economic benefit of owning the loans subject to the TRS, without actually owning them, in return for an interest-type payment to Citibank. As such, the TRS is analogous to Cheltenham Funding borrowing funds to acquire loans and incurring interest expense to a lender.
Until the date on which the reference portfolio under the TRS meets the full set of diversity and other portfolio criteria required under the TRS documents, or the Portfolio Criteria Satisfaction Date, the Company will guarantee Cheltenham Funding’s obligations under the TRS, or the Guarantee. Thereafter, the Guarantee will terminate and the obligations of Cheltenham Funding under the TRS will be non-recourse to the Company. Accordingly, on and after the Portfolio Criteria Satisfaction Date, the Company’s exposure under the TRS will be limited to the value of the Company’s investment in Cheltenham Funding, which generally will equal the value of cash collateral provided by Cheltenham Funding under the TRS.
Pursuant to the terms of the TRS, Cheltenham Funding may select a portfolio of loans with a maximum aggregate notional amount (determined at the time each such loan becomes subject to the TRS) of $175,000. Cheltenham Funding is required to initially cash collateralize a specified percentage of each loan included under the TRS in accordance with margin requirements described in the agreements between Cheltenham Funding and Citibank that collectively establish the TRS, or collectively, the TRS Agreement. Under the terms of the TRS, Cheltenham Funding has agreed not to draw upon, or post as collateral, such cash collateral in respect of other financings or operating requirements prior to the termination of the TRS.
Each individual loan in the portfolio of loans subject to the TRS, and the portfolio of loans taken as a whole, must meet criteria described in the TRS Agreement, including a requirement that substantially all of the loans underlying the TRS be rated by Moody’s or S&P, and quoted by nationally recognized pricing services. Under the terms of the TRS, Citibank, as calculation agent, determines whether there has been a failure to satisfy the portfolio criteria in the TRS. If such failure continues for 30 days following the delivery of notice thereof, then Citibank has the right, but not the obligation, to terminate the TRS. Cheltenham Funding receives from Citibank all interest and fees payable in respect of the loans included in the portfolio. Cheltenham Funding pays to Citibank interest at a rate equal to one-month LIBOR, plus (a) 1.60% per annum prior to the Portfolio Criteria Satisfaction Date and (b) thereafter, 1.50% per annum, in both cases on the full utilized notional amount of the loans subject to the TRS.
Under the terms of the TRS, Cheltenham Funding may be required to post additional cash collateral, on a dollar-for-dollar basis, in the event of depreciation in the value of the underlying loans below a specified amount. The amount of collateral required to be posted by Cheltenham Funding is determined primarily on the basis of the aggregate value of the underlying loans. The terms of the TRS with Citibank, the counter-party, incorporate a master netting arrangement. If Cheltenham Funding enters into another derivative with the counter-party, it could be offset with the TRS. As of March 31, 2018 and December 31, 2017, there were no other contracts to offset the TRS.
Except as required under the Guarantee, the Company has no contractual obligation to post any such additional collateral (as described above) or to make any interest payments to Citibank. When the Guarantee is no longer in effect and payment thereunder to satisfy Cheltenham Funding’s obligations is no longer required, the Company may, but is not obligated to, increase its equity investment in

FS Investment Corporation IV
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 8. Financing Arrangements (continued)

Cheltenham Funding for the purpose of funding any additional collateral or payment obligations for which Cheltenham Funding may become obligated during the term of the TRS. If the Company does not make any such additional investment in Cheltenham Funding and Cheltenham Funding fails to meet its obligations under the TRS, then Citibank will have the right to terminate the TRS and seize the cash collateral posted by Cheltenham Funding under the TRS. In the event of an early termination of the TRS prior to the ramp-down period, Cheltenham Funding would be required to pay an early termination fee. Under the terms of the TRS, the early termination fee will equal the present value of a stream of monthly payments which would be owed by Cheltenham Funding to Citibank for the period from the termination date through and including July 19, 2018. Such monthly payments will equal the product of  (x) 85%, multiplied by (y) the maximum notional amount of the TRS ($175,000 as of March 31, 2018), multiplied by (z) 1.60% or 1.50% per annum, as applicable.
Cheltenham Funding will be required to pay an early termination fee to Citibank if it elects to terminate the TRS at any time before 30 days prior to July 19, 2018. If the TRS had been terminated as of March 31, 2018, Cheltenham Funding would have been required to pay an early termination fee of $713. Other than during the first 90 days and last 30 days of the term of the TRS, Cheltenham Funding is required to pay a minimum usage fee if less than 85% of the maximum notional amount of the TRS is utilized and an unused fee on any amounts unutilized if greater than 85% but less than 100% of the maximum notional amount of the TRS is utilized.
As of March 31, 2018 and December 31, 2017, the fair value of the TRS was $748 and $868, respectively, which is reflected on the Company’s consolidated balance sheets as unrealized appreciation on total return swap. As of March 31, 2018 and December 31, 2017, the receivable due on the TRS was $694 and $795, respectively, which is reflected on the Company’s consolidated balance sheets as a receivable due on total return swap.
As of March 31, 2018 and December 31, 2017, the Company posted $70,500 in cash collateral held by Citibank, (of which only $57,500 and $57,806, respectively, was required to be posted). The cash collateral held by Citibank is reflected in the Company’s consolidated balance sheets as due from counterparty. The Company does not offset collateral posted in relation to the TRS with any unrealized appreciation or depreciation outstanding on its consolidated balance sheets as of March 31, 2018 and December 31, 2017.
For the three months ended March 31, 2018 and 2017, transactions in the TRS resulted in $2,477 and $1,675, respectively, of net realized gain (loss) on the total return swap and $(120) and $1,681, respectively, in net change in unrealized appreciation (depreciation) on total return swap, both of which are reported on the Company’s consolidated statements of operations.
For purposes of the asset coverage ratio test applicable to the Company as a BDC, the Company treats the outstanding notional amount of the TRS, less the initial amount of any cash collateral required to be posted by Cheltenham Funding under the TRS, as a senior security for the life of that instrument. The Company may, however, accord different treatment to the TRS in the future in accordance with any applicable new rules or interpretations adopted by the staff of the SEC.
Further, for purposes of Section 55(a) under the 1940 Act, the Company treats each loan underlying the TRS as a qualifying asset if the obligor on such loan is an eligible portfolio company and as a non-qualifying asset if the obligor is not an eligible portfolio company. The Company may, however, accord different treatment to the TRS in the future in accordance with any applicable new rules or interpretations adopted by the staff of the SEC.

FS Investment Corporation IV
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 8. Financing Arrangements (continued)

The following is a summary of the underlying loans subject to the TRS as of March 31, 2018:
Underlying Loan(1)	Industry	Rate(2)	Floor	Maturity	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)
American Bath Group, LLC(4)	Capital Goods	L+525	1.0%	9/30/23	$3,782	$3,978	$196
American Bath Group, LLC	Capital Goods	L+975	1.0%	9/30/24	2,760	3,000	240
ATX Networks Corp.(3)	Technology Hardware & Equipment	L+600, 1.0% PIK (1.0% Max PIK)	1.0%	6/11/21	6,617	6,155	(462)
Avaya Inc.	Technology Hardware & Equipment	L+475	1.0%	12/15/24	9,875	10,037	162
CDS U.S. Intermediate Holdings, Inc.(3)	Media	L+825	1.0%	7/10/23	3,238	3,208	(30)
Dayton Superior Corp.	Materials	L+800	1.0%	11/15/21	3,725	3,533	(192)
Diamond Resorts International, Inc.	Consumer Services	L+450	1.0%	9/2/23	6,723	6,999	276
Elo Touch Solutions, Inc.	Technology Hardware & Equipment	L+600	1.0%	10/25/23	2,967	3,012	45
FullBeauty Brands Holdings Corp.	Consumer Durables & Apparel	L+475	1.0%	10/14/22	4,607	2,740	(1,867)
Gulf Finance, LLC	Energy	L+525	1.0%	8/25/23	4,707	4,458	(249)
Inmar, Inc.	Software & Services	L+800	1.0%	5/1/25	6,895	7,000	105
Interior Logic Group, Inc.	Capital Goods	L+600	1.0%	3/1/24	6,582	6,803	221
Ivanti Software, Inc.	Software & Services	L+425	1.0%	1/20/24	2,512	2,477	(35)
LBM Borrower, LLC	Capital Goods	L+375	1.0%	8/20/22	8,543	8,654	111
LBM Borrower, LLC(4)	Capital Goods	L+925	1.0%	8/20/23	2,876	2,998	122
LD Intermediate Holdings, Inc.	Software & Services	L+570	1.0%	12/9/22	6,975	6,820	(155)
MORSCO, Inc.	Capital Goods	L+700	1.0%	10/31/23	2,925	3,081	156
nThrive, Inc.	Health Care Equipment & Services	L+450	1.0%	10/19/22	5,648	5,740	92
P.F. Chang’s China Bistro, Inc.	Consumer Services	L+500	1.0%	9/1/22	7,239	7,058	(181)
P2 Upstream Acquisition Co.	Energy	L+400	1.3%	10/30/20	2,419	2,536	117
P2 Upstream Acquisition Co.	Energy	L+800	1.0%	4/30/21	1,309	1,398	89
Peak 10 Holding Corp.	Software & Services	L+725	1.0%	8/1/25	4,582	4,645	63
Quest Software US Holdings Inc.	Software & Services	L+550	1.0%	10/31/22	9,121	9,322	201
Specialty Building Products Holdings, LLC	Capital Goods	L+600	1.0%	10/26/23	6,427	6,727	300
Strike, LLC	Energy	L+800	1.0%	11/30/22	2,886	3,005	119
ThermaSys Corp.	Capital Goods	L+400	1.3%	5/3/19	3,312	3,365	53
TKC Holdings, Inc.(4)	Retailing	L+800	1.0%	2/1/24	7,772	7,889	117
TravelCLICK, Inc.(4)	Software & Services	L+775	1.0%	11/6/21	4,070	4,210	140
Westbridge Technologies, Inc.(4)	Software & Services	L+850	1.0%	4/28/23	4,808	4,894	86
WP CPP Holdings, LLC	Capital Goods	L+775	1.0%	4/30/21	2,184	2,330	146
York Risk Services Holding Corp.(4)	Insurance	L+375	1.0%	10/1/21	3,051	3,009	(42)
Total					$151,137	$151,081	(56)
Total TRS Accrued Income and Liabilities:							804
Total TRS Fair Value:							$748

FS Investment Corporation IV
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 8. Financing Arrangements (continued)

The following is a summary of the underlying loans subject to the TRS as of December 31, 2017:
Underlying Loan(1)	Industry	Rate(2)	Floor	Maturity	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)
American Bath Group, LLC(4)	Capital Goods	L+525	1.0%	9/30/23	$3,792	$3,978	$186
American Bath Group, LLC	Capital Goods	L+975	1.0%	9/30/24	2,760	2,993	233
ATX Networks Corp.(3)	Technology Hardware & Equipment	L+600, 1.0% PIK (1.0% Max PIK)	1.0%	6/11/21	6,617	6,737	120
Avaya Inc.	Technology Hardware & Equipment	L+475	1.0%	12/15/24	9,900	9,829	(71)
CDS U.S. Intermediate Holdings, Inc.(3)	Media	L+825	1.0%	7/10/23	3,238	3,196	(42)
Dayton Superior Corp.	Materials	L+800	1.0%	11/15/21	3,734	3,234	(500)
Diamond Resorts International, Inc.	Consumer Services	L+450	1.0%	9/2/23	6,740	6,958	218
Elo Touch Solutions, Inc.	Technology Hardware & Equipment	L+600	1.0%	10/25/23	3,168	3,192	24
FullBeauty Brands Holdings Corp.	Consumer Durables & Apparel	L+475	1.0%	10/14/22	4,619	2,832	(1,787)
Gulf Finance, LLC	Energy	L+525	1.0%	8/25/23	4,718	4,356	(362)
Inmar, Inc.	Software & Services	L+800	1.0%	5/1/25	6,895	7,000	105
Interior Logic Group, Inc.	Capital Goods	L+600	1.0%	3/1/24	6,669	6,901	232
Ivanti Software, Inc.	Software & Services	L+425	1.0%	1/20/24	2,518	2,401	(117)
LBM Borrower, LLC	Capital Goods	L+450	1.0%	8/20/22	8,565	8,691	126
LBM Borrower, LLC(4)	Capital Goods	L+925	1.0%	8/20/23	2,876	2,994	118
LD Intermediate Holdings, Inc.	Software & Services	L+588	1.0%	12/9/22	7,020	6,949	(71)
MORSCO, Inc.	Capital Goods	L+700	1.0%	10/31/23	3,042	3,208	166
nThrive, Inc.	Health Care Equipment & Services	L+450	1.0%	10/19/22	5,663	5,749	86
P.F. Chang’s China Bistro, Inc.	Consumer Services	L+500	1.0%	9/1/22	7,257	7,026	(231)
P2 Upstream Acquisition Co.	Energy	L+400	1.3%	10/30/20	2,437	2,532	95
P2 Upstream Acquisition Co.	Energy	L+800	1.0%	4/30/21	1,309	1,365	56
Peak 10 Holding Corp.	Software & Services	L+725	1.0%	8/1/25	4,582	4,646	64
Quest Software US Holdings Inc.	Software & Services	L+550	1.0%	10/31/22	9,121	9,303	182
Specialty Building Products Holdings, LLC	Capital Goods	L+600	1.0%	10/26/23	6,443	6,677	234
Strike, LLC	Energy	L+800	1.0%	11/30/22	2,925	3,045	120
ThermaSys Corp.	Capital Goods	L+400	1.3%	5/3/19	3,335	3,273	(62)
TKC Holdings, Inc.(4)	Retailing	L+800	1.0%	2/1/24	7,771	7,850	79
TravelCLICK, Inc.(4)	Software & Services	L+775	1.0%	11/6/21	4,070	4,218	148
Westbridge Technologies, Inc.(4)	Software & Services	L+850	1.0%	4/28/23	4,839	4,876	37
WP CPP Holdings, LLC	Capital Goods	L+775	1.0%	4/30/21	2,184	2,323	139
York Risk Services Holding Corp.(4)	Insurance	L+375	1.0%	10/1/21	3,059	3,016	(43)
Total					$151,866	$151,348	(518)
Total TRS Accrued Income and Liabilities:							1,386
Total TRS Fair Value:							$868

(1)
Loan may be an obligation of one or more entities affiliated with the named company.

(2)
The variable rate securities underlying the TRS bear interest at a rate determined by a publicly disclosed base rate plus a basis point spread. As of March 31, 2018 and December 31, 2017, three-month LIBOR was 2.31% and 1.69%, respectively.

(3)
The investment is not a qualifying asset under the 1940 Act. A BDC may not acquire any asset other than qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets.

FS Investment Corporation IV
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 8. Financing Arrangements (continued)

(4)
Security is also held directly by the Company or one of its wholly-owned subsidiaries as of March 31, 2018 and/or December 31, 2017.

Note 9. Commitments and Contingencies
The Company enters into contracts that contain a variety of indemnification provisions. The Company’s maximum exposure under these arrangements is unknown; however, the Company has not had prior claims or losses pursuant to these contracts. Management of FSIC IV Advisor has reviewed the Company’s existing contracts and expects the risk of loss to the Company to be remote.
The Company is not currently subject to any material legal proceedings and, to the Company’s knowledge, no material legal proceedings are threatened against the Company. From time to time, the Company may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Company’s rights under contracts with its portfolio companies. While the outcome of these legal proceedings cannot be predicted with certainty, the Company does not expect that any such proceedings will have a material effect upon its financial condition or results of operations.
See Note 4 for a discussion of the Company’s commitments to FSIC IV Advisor and its affiliates (including FS Investments) and Note 6 for a discussion of the Company’s unfunded commitments.

FS Investment Corporation IV
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 10. Financial Highlights
The following is a schedule of financial highlights of the Company for the three months ended March 31, 2018 and the year ended December 31, 2017:
	Three Months Ended March 31, 2018 (Unaudited)	Year Ended December 31, 2017
Per Share Data:(1)
Net asset value, beginning of period	$11.12	$10.96
Results of operations(2)
Net investment income	0.12	0.25
Net realized gain (loss) and unrealized appreciation (depreciation)	(0.05)	0.58
Net increase (decrease) in net assets resulting from operations	0.07	0.83
Stockholder distributions(3)
Distributions from net investment income	(0.17)	(0.65)
Distributions from net realized gain on investments	—	(0.09)
Net decrease in net assets resulting from stockholder distributions	(0.17)	(0.74)
Capital share transactions
Issuance of common stock(4)	—	0.07
Repurchases of common stock(5)	—	—
Net increase in net assets resulting from capital share transactions	—	0.07
Net asset value, end of period	$11.02	$11.12
Shares outstanding, end of period	31,790,638	31,614,476
Total return(6)	0.64%	8.34%
Total return (without assuming reinvestment of distributions)(6)	0.63%	8.21%
Ratio/Supplemental Data:
Net assets, end of period	$350,368	$351,537
Ratio of net investment income to average net assets(7)	3.82%	2.32%
Ratio of operating expenses to average net assets(7)	3.74%	5.27%
Ratio of net expenses to average net assets(7)	3.47%	5.26%
Portfolio turnover(8)	1.75%	38.13%
Total amount of senior securities outstanding, exclusive of treasury securities	$113,537	$113,960
Asset coverage per unit(9)	4.09	4.08

(1)
Per share data may be rounded in order to recompute the ending net asset value per share.

(2)
The per share data was derived by using the weighted average shares outstanding during the applicable period.

(3)
The per share data for distributions reflects the actual amount of distributions paid per share during the applicable period.

(4)
The issuance of common stock on a per share basis reflects the incremental net asset value changes as a result of the issuance of shares of common stock in the Company’s continuous public offering and pursuant to the DRP. The issuance of common stock at an offering price, net of selling commissions, that is greater than the net asset value per share results in an increase in net asset value per share.

(5)
The per share impact of the Company’s repurchases of common stock is a reduction to net asset value of less than $0.01 per share during each period.

FS Investment Corporation IV
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 10. Financial Highlights (continued)

(6)
The total return for each period presented was calculated based on the change in net asset value during the applicable period, including the impact of distributions reinvested in accordance with the DRP. The total return (without assuming reinvestment of distributions) for each period presented was calculated by taking the net asset value per share as of the end of the applicable period, adding the cash distributions per share which were declared during the applicable period and dividing the total by the net asset value per share at the beginning of the applicable period. The total returns do not consider the effect of any selling commissions or charges that may be incurred in connection with the sale of shares of the Company’s common stock. The total returns include the effect of the issuance of shares at a net offering price that is greater than net asset value per share, which causes an increase in net asset value per share. The historical calculations of total returns in the table should not be considered representations of the Company’s future total returns, which may be greater or less than the returns shown in the table due to a number of factors, including the Company’s ability or inability to make investments in companies that meet its investment criteria, the interest rates payable on the debt securities the Company acquires, the level of the Company’s expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Company encounters competition in its markets and general economic conditions. As a result of these factors, results for any previous period should not be relied upon as being indicative of performance in future periods. The total return calculations set forth above represent the total returns on the Company’s investment portfolio during the applicable period and do not represent actual returns to stockholders.

(7)
Weighted average net assets during the applicable period are used for this calculation. Ratios for the three months ended March 31, 2018 are annualized, with the exception of capital gains incentive fees. Annualized ratios for the three months ended March 31, 2018 are not necessarily indicative of the ratios that may be expected for the year ending December 31, 2018. The following is a schedule of supplemental ratios for the three months ended March 31, 2018 and for the year ended December 31, 2017:

	Three Months Ended March 31, 2018 (Unaudited)	Year Ended December 31, 2017
Ratio of accrued capital gains incentive fees to average net assets	(0.21)%	0.44%
Ratio of offering costs to average net assets	—	0.53%
Ratio of interest expense to average net assets	0.25%	0.26%
(8)
Portfolio turnover for the three months ended March 31, 2018 is not annualized.

(9)
Asset coverage per unit is the ratio of the carrying value of the Company’s total consolidated assets, less liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness.

Note 11. Subsequent Events
On April 9, 2018, the Company entered into the FS/KKR Advisor investment advisory and administrative services agreement, which replaced the FSIC IV Advisor investment advisory and administrative services agreement. Pursuant to the FS/KKR Advisor investment advisory and administrative services agreement, FS/KKR Advisor is entitled to an annual base management fee based on the average weekly value of the Company’s gross assets and an incentive fee based on the Company’s performance. The base management fee is payable quarterly in arrears, and is calculated at an annual rate of 1.50% of the average weekly value of the Company’s gross assets.
The incentive fee consists of two parts. The first part of the incentive fee, which is referred to as the subordinated incentive fee on income, is calculated and payable quarterly in arrears, and equals 20.0% of the Company’s “pre-incentive fee net investment income” for the immediately preceding quarter and is subject to a hurdle rate, expressed as a rate of return on the Company’s adjusted capital, equal to 1.75% per quarter, or an annualized hurdle rate of 7.0%. As a result, FS/KKR Advisor will not earn this incentive fee for any quarter until the Company’s pre-incentive fee net investment income for such

FS Investment Corporation IV
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 11. Subsequent Events (continued)

quarter exceeds the hurdle rate of 1.75%. Once the Company’s pre-incentive fee net investment income in any quarter exceeds the hurdle rate, FS/KKR Advisor will be entitled to a “catch-up” fee equal to the amount of the Company’s pre-incentive fee net investment income in excess of the hurdle rate, until the Company’s pre-incentive fee net investment income for such quarter equals 2.1875%, or 8.75% annually, of the value of the Company’s net assets. Thereafter, FS/KKR Advisor will be entitled to receive 20.0% of the Company’s pre-incentive fee net investment income.
The second part of the incentive fee, which is referred to as the incentive fee on capital gains, is determined and payable in arrears as of the end of each calendar year (or upon termination of the FS/KKR Advisor investment advisory and administrative services agreement). This fee equals 20.0% of the Company’s incentive fee capital gains, which equals the Company’s realized capital gains on a cumulative basis from inception, calculated as of the end of the applicable period, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gains incentive fees. The Company accrues for the capital gains incentive fee, which, if earned, is paid annually. The Company accrues the incentive fee on capital gains based on net realized and unrealized gains; however, the fee payable to FS/KKR Advisor is based on realized gains and no such fee is payable with respect to unrealized gains unless and until such gains are actually realized.
Pursuant to the FS/KKR Advisor investment advisory and administrative services agreement, FS/KKRAdvisor also oversees the Company’s day-to-day operations, including the provision of general ledger accounting, fund accounting, legal services, investor relations, certain government and regulatory affairs activities and other administrative services. FS/KKR Advisor also performs, or oversees the performance of, the Company’s corporate operations and required administrative services, which includes being responsible for the financial records that the Company is required to maintain and preparing reports for the Company’s stockholders and reports filed with the SEC. In addition, FS/KKR Advisor assists the Company in calculating its net asset value, overseeing the preparation and filing of tax returns and the printing and dissemination of reports to the Company’s stockholders, and generally overseeing the payment of the Company’s expenses and the performance of administrative and professional services rendered to the Company by others.
Pursuant to the FS/KKR Advisor investment advisory and administrative services agreement, the Company reimburses FS/KKR Advisor for expenses necessary to perform services related to its administration and operations, including FS/KKR Advisor’s allocable portion of the compensation and related expenses of certain personnel of FS Investments and KKR Credit providing administrative services to the Company on behalf of FS/KKR Advisor. The Company reimburses FS/KKR Advisor no less than monthly for expenses necessary to perform services related to the Company’s administration and operations. The amount of this reimbursement is set at the lesser of  (1) FS/KKR Advisor’s actual costs incurred in providing such services and (2) the amount that the Company estimates it would be required to pay alternative service providers for comparable services in the same geographic location. FS/KKR Advisor allocates the cost of such services to the Company based on factors such as total assets, revenues, time allocations and/or other reasonable metrics. The Company’s board of directors reviews the methodology employed in determining how the expenses are allocated to the Company and the proposed allocation of administrative expenses among the Company and certain affiliates of FS/KKR Advisor. The Company’s board of directors then assesses the reasonableness of such reimbursements for expenses allocated to it based on the breadth, depth and quality of such services as compared to the estimated cost to the Company of obtaining similar services from third-party service providers known to be available. In addition, the Company’s board of directors considers whether any

FS Investment Corporation IV
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 11. Subsequent Events (continued)

single third-party service provider would be capable of providing all such services at comparable cost and quality. Finally, the Company’s board of directors compares the total amount paid to FS/KKR Advisor for such services as a percentage of the Company’s net assets to the same ratio as reported by other comparable BDCs.
On April 9, 2018, concurrently with the Company’s entry into the FS/KKR Advisor investment advisory and administrative services agreement, the Company entered into the FS/KKR Advisor expense support and conditional reimbursement agreement, which replaced the FSIC IV Advisor expense support and conditional reimbursement agreement and has substantially similar terms.

MANAGEMENT’S REPORT ON INTERNAL CONTROL OVER FINANCIAL REPORTING
Our management is responsible for establishing and maintaining adequate internal control over financial reporting. In connection with the preparation of our annual financial statements, management has conducted an assessment of the effectiveness of our internal control over financial reporting based on the framework set forth in Internal Control — Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission in 2013 (“COSO”). Management’s assessment included an evaluation of the design of our internal control over financial reporting and testing of the operational effectiveness of those controls. Based on this evaluation, we have concluded that, as of December 31, 2017, our internal control over financial reporting was effective to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with U.S. generally accepted accounting principles. Our internal control over financial reporting as of December 31, 2017 has been audited by our independent registered public accounting firm.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Directors and Stockholders of
FS Investment Corporation IV
Philadelphia, Pennsylvania
Opinion on the Internal Control Over Financial Reporting
We have audited FS Investment Corporation IV’s (the Company) internal control over financial reporting as of December 31, 2017, based on criteria established in Internal Control-Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission in 2013. In our opinion, the Company maintained, in all material respects, effective internal control over financial reporting as of December 31, 2017, based on criteria established in Internal Control-Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission in 2013.
We have also audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States) (PCAOB), the consolidated balance sheets, including the consolidated schedules of investments, of FS Investment Corporation IV as of December 31, 2017 and 2016, and the related consolidated statements of operations, changes in net assets and cash flows for the years then ended and our report dated March 9, 2018 expressed an unqualified opinion.
Basis for Opinion
The Company’s management is responsible for maintaining effective internal control over financial reporting and for its assessment of the effectiveness of internal control over financial reporting in the accompanying Management’s Report on Internal Control Over Financial Reporting. Our responsibility is to express an opinion on the Company’s internal control over financial reporting based on our audit. We are a public accounting firm registered with the PCAOB and are required to be independent with respect to the Company in accordance with U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether effective internal control over financial reporting was maintained in all material respects. Our audit included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, and testing and evaluating the design and operating effectiveness of internal control based on the assessed risk. Our audit also included performing such other procedures as we considered necessary in the circumstances. We believe that our audit provides a reasonable basis for our opinion.
Definition and Limitations of Internal Control Over Financial Reporting
A company’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company’s internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the company’s assets that could have a material effect on the financial statements.
Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.
/s/ RSM US LLP

Blue Bell, Pennsylvania
March 9, 2018

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Directors and Stockholders of
FS Investment Corporation IV
Philadelphia, Pennsylvania
Opinion on the Financial Statements
We have audited the accompanying consolidated balance sheets, including the consolidated schedules of investments, of FS Investment Corporation IV (the Company) as of December 31, 2017 and 2016, and the related consolidated statements of operations, changes in net assets and cash flows for the years then ended, and the related notes to the consolidated financial statements (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of FS Investment Corporation IV as of December 31, 2017 and 2016, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
We have also audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States) (PCAOB), FS Investment Corporation IV’s internal control over financial reporting as of December 31, 2017, based on criteria established in Internal Control — Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission in 2013, and our report dated March 9, 2018 expressed an unqualified opinion on the effectiveness of the Company’s internal control over financial reporting.
Basis for Opinion
These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the PCAOB and are required to be independent with respect to the Company in accordance with U.S. federal securities laws and applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 and 2016 by correspondence with the custodians and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.
/s/ RSM US LLP
We have served as the auditor of one or more FS Investments investment companies since 2007.
Blue Bell, Pennsylvania
March 9, 2018

Report of Independent Registered Public Accounting Firm
To the Board of Directors and Stockholders
FS Investment Corporation IV
Philadelphia, Pennsylvania
Our audits of the consolidated financial statements and internal control over financial reporting referred to in our reports dated March 9, 2018 also included an audit of the senior securities table as of December 31, 2017 of FS Investment Corporation IV. This table is the responsibility of FS Investment Corporation IV’s management. Our responsibility is to express an opinion based on our audits of the consolidated financial statements.
In our opinion, the senior securities table, when considered in relation to the basic consolidated financial statements taken as a whole, presents fairly in all material respects the information set forth therein.
Blue Bell, Pennsylvania
July 31, 2018

FS Investment Corporation IV
Consolidated Balance Sheets
(in thousands, except share and per share amounts)

	December 31,
	2017	2016
Assets
Investments, at fair value (amortized cost — $262,292 and $61,752 respectively)	$267,170	$63,310
Cash	31,977	47,008
Due from counterparty	70,500	46,000
Receivable for investments sold and repaid	1,850	15,677
Interest receivable	3,128	659
Receivable due on total return swap(1)	795	977
Unrealized appreciation on total return swap(1)	868	2,422
Prepaid expenses and other assets	18	36
Total assets	$376,306	$176,089
Liabilities
Payable for investments purchased	$—	$11,148
Credit facility payable(1)	19,900	—
Stockholder distributions payable	258	105
Distribution fees payable	302	—
Management fees payable	1,596	816
Accrued capital gains incentive fees(2)	1,981	1,302
Administrative services expense payable	47	180
Interest payable(1)	75	—
Directors’ fees payable	110	88
Other accrued expenses and liabilities	500	454
Total liabilities	24,769	14,093
Commitments and contingencies ($0 and $6,345, respectively)(3)
Stockholders’ equity
Preferred stock, $0.001 par value, 50,000,000 shares authorized, none issued and outstanding	—	—
Class A common stock, $0.001 par value, 250,000,000 shares authorized, none issued and outstanding	—	—
Class D common stock, $0.001 par value, 250,000,000 shares authorized, none issued and outstanding	—	—
Class T common stock, $0.001 par value, 250,000,000 shares authorized, 31,614,476 and 14,782,671 shares issued and outstanding, respectively	32	15
Class I common stock, $0.001 par value, 350,000,000 shares authorized, none issued and outstanding	—	—
Capital in excess of par value	342,864	157,392
Accumulated undistributed net realized gains (losses) on investments and total return swap(4)	5,371	2,032
Accumulated undistributed (distributions in excess of) net investment income(4)	(2,476)	(1,423)
Net unrealized appreciation (depreciation) on investments and total return swap	5,746	3,980
Total stockholders’ equity	351,537	161,996
Total liabilities and stockholders’ equity	$376,306	$176,089
Net asset value per share of common stock at year end	$11.12	$10.96

(1)
See Note 8 for a discussion of the Company’s financing arrangements.

(2)
See Note 2 for a discussion of the methodology employed by the Company in calculating the capital gains incentive fees.

(3)
See Note 9 for a discussion of the Company’s commitments and contingencies.

(4)
See Note 5 for a discussion of the sources of distributions paid by the Company.

See notes to consolidated financial statements.

FS Investment Corporation IV
Consolidated Statements of Operations
(in thousands, except share and per share amounts)

	Year Ended December 31,
	2017	2016
Investment income
Interest income	$16,346	$2,499
Paid-in-kind interest income	32	28
Fee income	3,692	658
Total investment income	20,070	3,185
Operating expenses
Management fees(1)	5,847	1,704
Capital gains incentive fees(2)	1,164	1,302
Administrative services expenses	340	291
Stock transfer agent fees	183	133
Accounting and administrative fees	113	41
Interest expense(3)	700	—
Distribution fees	2,454	—
Organization costs	—	317
Offering costs	1,392	875
Directors’ fees	394	201
Other general and administrative expenses	1,364	752
Operating expenses	13,951	5,616
Management fee waiver(1)	(696)	—
Less: Expense reimbursement from sponsor(4)	—	(666)
Add: Expense recoupment to sponsor(4)	666	—
Net expenses	13,921	4,950
Net investment income (loss)	6,149	(1,765)
Realized and unrealized gain/loss
Net realized gain (loss) on investments	1,352	1,111
Net realized gain (loss) on total return swap(3)	10,873	4,791
Net change in unrealized appreciation (depreciation) on investments	3,320	1,558
Net change in unrealized appreciation (depreciation) on total return swap(3)	(1,554)	2,422
Total net realized and unrealized gain (loss)	13,991	9,882
Net increase (decrease) in net assets resulting from operations	$20,140	$8,117
Per share information — basic and diluted
Net increase (decrease) in net assets resulting from operations (Earnings per Share)	$0.83	$1.19
Weighted average shares outstanding	24,157,385	6,820,502

(1)
See Note 4 for a discussion of the waiver by FSIC IV Advisor, LLC, the Company’s investment adviser, of certain management fees to which it was otherwise entitled during the applicable period.

(2)
See Note 2 for a discussion of the methodology employed by the Company in calculating the capital gains incentive fees.

(3)
See Note 8 for a discussion of the Company’s financing arrangements.

(4)
See Note 4 for a discussion of expense reimbursements paid to the Company by its investment adviser and affiliates and recoupment of such amounts paid by the Company to its investment adviser and affiliates.

See notes to consolidated financial statements.

FS Investment Corporation IV
Consolidated Statements of Changes in Net Assets
(in thousands)

	Year Ended December 31,
	2017	2016
Operations
Net investment income (loss)	$6,149	$(1,765)
Net realized gain (loss) on investments and total return swap(1)	12,225	5,902
Net change in unrealized appreciation (depreciation) on investments	3,320	1,558
Net change in unrealized appreciation (depreciation) on total return swap(1)	(1,554)	2,422
Net increase (decrease) in net assets resulting from operations	20,140	8,117
Stockholder distributions(2)
Distributions from net investment income	(15,610)	(3,339)
Distributions from net realized gain on investments	(2,032)	(1,104)
Net decrease in net assets resulting from stockholder distributions	(17,642)	(4,443)
Capital share transactions(3)
Issuance of common stock	178,284	155,638
Reinvestment of stockholder distributions	10,811	2,697
Repurchases of common stock	(2,052)	(213)
Net increase in net assets resulting from capital share transactions	187,043	158,122
Total increase (decrease) in net assets	189,541	161,796
Net assets at beginning of year	161,996	200
Net assets at end of year	$351,537	$161,996
Accumulated undistributed (distributions in excess of) net investment income(2)	$(2,476)	$(1,423)

(1)
See Note 8 for a discussion of the Company’s financing arrangements.

(2)
See Note 5 for a discussion of the sources of distributions paid by the Company.

(3)
See Note 3 for a discussion of the Company’s capital share transactions.

See notes to consolidated financial statements.

FS Investment Corporation IV
Consolidated Statements of Cash Flows
(in thousands)

	Year Ended December 31,
	2017	2016
Cash flows from operating activities
Net increase (decrease) in net assets resulting from operations	$20,140	$8,117
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchases of investments	(271,224)	(159,803)
Paid-in-kind interest	(32)	(28)
Proceeds from sales and repayments of investments	72,672	99,418
Net realized (gain) loss on investments	(1,352)	(1,111)
Net change in unrealized (appreciation) depreciation on investments	(3,320)	(1,558)
Net change in unrealized (appreciation) depreciation on total return swap(1)	1,554	(2,422)
Accretion of discount	(604)	(228)
Amortization of deferred financing costs	75	—
(Increase) decrease in due from counterparty	(24,500)	(46,000)
(Increase) decrease in receivable for investments sold and repaid	13,827	(15,677)
(Increase) decrease in interest receivable	(2,469)	(659)
(Increase) decrease in receivable due on total return swap(1)	182	(977)
(Increase) decrease in prepaid expenses and other assets	18	(36)
Increase (decrease) in payable for investments purchased	(11,148)	11,148
Increase (decrease) in distribution fees payable	302	—
Increase (decrease) in management fees payable	780	816
Increase (decrease) in accrued capital gains incentive fees	679	1,302
Increase (decrease) in administrative services expense payable	(133)	180
Increase (decrease) in interest payable(1)	75	—
Increase (decrease) in directors’ fees payable	22	88
Increase (decrease) in other accrued expenses and liabilities	46	454
Net cash provided by (used in) operating activities	(204,410)	(106,976)
Cash flows from financing activities
Issuance of common stock	178,284	155,638
Reinvestment of stockholder distributions	10,811	2,697
Repurchases of common stock	(2,052)	(213)
Stockholder distributions	(17,489)	(4,338)
Borrowings under credit facility(1)	24,800	—
Repayment under credit facility(1)	(4,900)	—
Deferred financing costs paid	(75)	—
Net cash provided by financing activities	189,379	153,784
Total increase (decrease) in cash	(15,031)	46,808
Cash at beginning of year	47,008	200
Cash at end of year	$31,977	$47,008
Supplemental disclosure
Excise and state taxes paid	$43	$—

(1)
See Note 8 for a discussion of the Company’s financing arrangements. During the year ended December 31, 2017, the Company paid $550 in interest expense on the credit facility.

See notes to consolidated financial statements.

FS Investment Corporation IV
Consolidated Schedule of Investments
As of December 31, 2017
(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Senior Secured Loans — First Lien — 39.2%
Actian Corp.		Software & Services	L+806	1.0%	6/30/22	$1,524	$1,524	$1,543
AG Group Merger Sub, Inc.		Commercial & Professional Services	L+750	1.0%	12/29/23	8,917	8,917	9,073
All Systems Holding LLC		Commercial & Professional Services	L+767	1.0%	10/31/23	3,341	3,341	3,391
American Bath Group, LLC		Capital Goods	L+525	1.0%	9/30/23	2,970	2,958	3,002
AVF Parent, LLC		Retailing	L+725	1.3%	3/1/24	14,211	14,211	14,505
Borden Dairy Co.		Food, Beverage & Tobacco	L+804	1.0%	7/6/23	4,375	4,375	4,374
Casablanca US Holdings Inc.		Consumer Services	L+475	1.0%	3/29/24	2,463	2,406	2,468
CSafe Acquisition Co., Inc.		Capital Goods	L+725	1.0%	11/1/21	148	148	147
CSafe Acquisition Co., Inc.	(e)	Capital Goods	L+725	1.0%	11/1/21	113	113	112
CSafe Acquisition Co., Inc.		Capital Goods	L+725	1.0%	10/31/23	2,081	2,081	2,062
CSafe Acquisition Co., Inc.	(e)	Capital Goods	L+725	1.0%	10/31/23	1,117	1,117	1,107
Dade Paper & Bag, LLC		Capital Goods	L+750	1.0%	6/10/24	3,344	3,344	3,461
Empire Today, LLC		Retailing	L+800	1.0%	11/17/22	2,970	2,970	3,000
FullBeauty Brands Holdings Corp.		Consumer Durables & Apparel	L+800	1.0%	10/14/20	7,000	7,000	6,912
Hudson Technologies Co.	(g)	Commercial & Professional Services	L+725	1.0%	10/10/23	5,707	5,707	5,785
Hudson Technologies Co.	(e)(g)	Commercial & Professional Services	L+725	1.0%	10/10/23	1,359	1,359	1,377
Icynene U.S. Acquisition Corp.		Materials	L+700	1.0%	11/30/24	7,000	7,000	7,001
JSS Holdings, Inc.		Capital Goods	L+800, 0.0% PIK (2.5% Max PIK)	1.0%	3/31/23	9,961	9,871	10,115
JSS Holdings, Inc.	(e)	Capital Goods	L+800, 0.0% PIK (2.5% Max PIK)	1.0%	3/31/23	1,818	1,818	1,846
Kodiak BP, LLC		Capital Goods	L+725	1.0%	12/1/24	10,515	10,515	10,541
Kodiak BP, LLC	(e)	Capital Goods	L+725	1.0%	12/1/24	3,030	3,030	3,038
North Haven Cadence Buyer, Inc.	(e)	Consumer Services	L+500	1.0%	9/2/21	188	187	188
North Haven Cadence Buyer, Inc.		Consumer Services	L+810	1.0%	9/2/22	5,537	5,537	5,641
North Haven Cadence Buyer, Inc.	(e)	Consumer Services	L+750	1.0%	9/2/22	708	708	722
Power Distribution, Inc.		Capital Goods	L+725	1.3%	1/25/23	4,988	4,988	5,063
Propulsion Acquisition, LLC		Commercial & Professional Services	L+600	1.0%	7/13/21	8,366	8,257	8,283
Safariland, LLC		Capital Goods	L+768	1.1%	11/18/23	4,766	4,766	4,831
Safariland, LLC	(e)	Capital Goods	L+725	1.1%	11/18/23	1,285	1,285	1,303
Sequel Youth and Family Services, LLC		Health Care Equipment & Services	L+778	1.0%	9/1/22	8,235	8,235	8,311
Sequel Youth and Family Services, LLC	(e)	Health Care Equipment & Services	L+700	1.0%	9/1/22	412	412	416
SSC (Lux) Limited S.à r.l.	(g)	Health Care Equipment & Services	L+750	1.0%	9/10/24	4,545	4,545	4,636
Strike, LLC		Energy	L+800	1.0%	5/30/19	1,866	1,842	1,875
Trace3, LLC		Software & Services	L+775	1.0%	6/6/23	2,488	2,487	2,547
USI Senior Holdings, Inc.		Capital Goods	L+779	1.0%	1/5/22	5,144	5,144	5,173
USI Senior Holdings, Inc.	(e)	Capital Goods	L+725	1.0%	1/5/22	1,047	1,047	1,053
Westbridge Technologies, Inc.		Software & Services	L+850	1.0%	4/28/23	2,963	2,908	2,940
See notes to consolidated financial statements.

FS Investment Corporation IV
Consolidated Schedule of Investments (continued)
As of December 31, 2017
(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
York Risk Services Holding Corp.		Insurance	L+375	1.0%	10/1/21	$990	$983	$971
Total Senior Secured Loans — First Lien							147,136	148,813
Unfunded Loan Commitments							(11,076)	(11,076)
Net Senior Secured Loans — First Lien							136,060	137,737
Senior Secured Loans — Second Lien — 10.1%
Casablanca US Holdings Inc.		Consumer Services	L+900	1.0%	3/31/25	8,337	8,062	8,535
Chisholm Oil and Gas Operating, LLC		Energy	L+800	1.0%	3/21/24	6,000	6,000	5,999
JW Aluminum Co.		Materials	L+850	0.8%	11/17/20	779	779	791
LBM Borrower, LLC		Capital Goods	L+925	1.0%	8/20/23	2,427	2,379	2,440
LTI Holdings, Inc.		Materials	L+875	1.0%	5/16/25	3,000	2,944	3,052
TKC Holdings, Inc.		Retailing	L+800	1.0%	2/1/24	8,500	8,487	8,564
TravelCLICK, Inc.		Software & Services	L+775	1.0%	11/6/21	6,009	6,026	6,039
Total Senior Secured Loans — Second Lien							34,677	35,420
Senior Secured Bonds — 5.7%
AssuredPartners, Inc.	(f)	Insurance	7.0%		8/15/25	5,682	5,682	5,691
Avantor, Inc.	(f)	Materials	6.0%		10/1/24	1,282	1,282	1,284
Black Swan Energy Ltd.	(g)	Energy	9.0%		1/20/24	1,334	1,334	1,344
CSVC Acquisition Corp.	(f)	Diversified Financials	7.8%		6/15/25	9,183	9,183	8,839
Velvet Energy Ltd.	(g)	Energy	9.0%		10/5/23	3,000	3,000	3,038
Total Senior Secured Bonds							20,481	20,196
Subordinated Debt — 20.3%
Ascent Resources Utica Holdings, LLC	(f)	Energy	10.0%		4/1/22	10,000	10,000	10,806
Avantor, Inc.	(f)	Materials	9.0%		10/1/25	12,500	12,502	12,430
CEC Entertainment, Inc.	(f)	Consumer Services	8.0%		2/15/22	7,297	6,911	6,905
Coveris Holdings S.A.	(f)(g)	Materials	7.9%		11/1/19	14,529	14,448	14,502
Covey Park Energy LLC	(f)	Energy	7.5%		5/15/25	1,667	1,667	1,741
Exterran Energy Solutions, L.P.	(f)(g)	Capital Goods	8.1%		5/1/25	5,143	5,143	5,554
Great Lakes Dredge & Dock Corp.	(f)(g)	Capital Goods	8.0%		5/15/22	7,000	7,000	7,353
P.F. Chang’s China Bistro, Inc.	(f)	Consumer Services	10.3%		6/30/20	4,000	3,659	3,666
S1 Blocker Buyer Inc.		Commercial & Professional Services	10.0% PIK (10.0% Max PIK)		10/31/22	10	10	11
York Risk Services Holding Corp.	(f)	Insurance	8.5%		10/1/22	8,695	8,245	8,564
Total Subordinated Debt							69,585	71,532

See notes to consolidated financial statements.

FS Investment Corporation IV
Consolidated Schedule of Investments (continued)
As of December 31, 2017
(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Number of Shares	Cost	Fair Value(d)
Equity/Other — 0.7%
ASG Everglades Holdings, Inc., Warrants, 6/27/2022	(h)	Software & Services	12,081	$344	$331
Chisholm Oil and Gas, LLC, Series A Units	(h)(i)	Energy	70,947	71	71
CSF Group Holdings, Inc., Common Equity	(h)	Capital Goods	17,400	17	12
Escape Velocity Holdings, Inc., Common Equity	(h)	Software & Services	1,545	15	36
H.I.G. Empire Holdco, Inc., Common Equity	(h)	Retailing	14	41	41
JSS Holdco, LLC, Net Profits Interest	(h)	Capital Goods	—	—	69
JW Aluminum Co., Common Equity	(h)	Materials	18	—	—
JW Aluminum Co., Preferred Equity	(h)	Materials	83	295	827
North Haven Cadence TopCo, LLC, Common Equity	(h)	Consumer Services	208,333	208	323
PDI Parent LLC, Common Equity	(h)	Capital Goods	230,769	231	242
S1 Blocker Buyer Inc., Common Equity		Commercial & Professional Services	4	40	61
SSC Holdco Limited, Common Equity	(g)(h)	Health Care Equipment & Services	11,364	227	272
Total Equity/Other				1,489	2,285
TOTAL INVESTMENTS — 76.0%				$262,292	267,170
OTHER ASSETS IN EXCESS OF LIABILITIES — 24.0%					84,367
NET ASSETS — 100.0%					$351,537

Total Return Swap		Notional Amount	Unrealized Appreciation
Citibank TRS Facility (Note 8)	(g)	$151,866	$868

(a)
Security may be an obligation of one or more entities affiliated with the named company.

(b)
Certain variable rate securities in the Company’s portfolio bear interest at a rate determined by a publicly disclosed base rate plus a basis point spread. As of December 31, 2017, the three-month London Interbank Offered Rate, or LIBOR or “L”, was 1.69%. PIK means paid-in-kind.

(c)
Denominated in U.S. dollars unless otherwise noted.

(d)
Investments classified as Level 3 in the Company’s fair value hierarchy whereby fair value was determined by the Company’s board of directors, unless otherwise noted (see Note 7).

(e)
Security is an unfunded commitment. The stated rate reflects the spread disclosed at the time of commitment and may not indicate the actual rate received upon funding.

(f)
Security or portion thereof held within Broomall Funding LLC and is pledged as collateral supporting the amounts outstanding under the prime brokerage facility with BNP Paribas Prime Brokerage, Inc., or BNP. Securities held within Broomall Funding LLC may be rehypothecated from time to time as permitted under Rule 15c-1(a)(1) of the Securities Exchange Act of 1934, as amended, or the Exchange Act, subject to the terms and conditions governing the prime brokerage facility with BNP (see Note 8).

(g)
The investment is not a qualifying asset under the Investment Company Act of 1940, as amended, or the 1940 Act. A business development company may not acquire any asset other than qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. As of December 31, 2017, 88.1% of the Company’s total assets represented qualifying assets. In addition, as described in Note 8, the Company also calculates its compliance with the qualifying asset test on a “look through” basis by disregarding the value of the Company’s total return swap and treating each loan underlying the total return swap as either a qualifying asset or non-qualifying asset based on whether the obligor is an eligible portfolio company. On this basis, 88.6% of the Company’s total assets represented qualifying assets as of December 31, 2017.

(h)
Security is non-income producing.

(i)
Security held within FSIC IV Investments, LLC, a wholly-owned subsidiary of the Company.

See notes to consolidated financial statements.

FS Investment Corporation IV
Consolidated Schedule of Investments
As of December 31, 2016
(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Senior Secured Loans — First Lien — 25.5%
AG Group Merger Sub, Inc.		Commercial & Professional Services	L+750	1.0%	12/29/23	$6,250	$6,250	$6,250
AG Group Merger Sub, Inc.	(g)	Commercial & Professional Services	L+750	1.0%	12/29/23	2,750	2,750	2,750
All Systems Holding LLC		Commercial & Professional Services	L+770	1.0%	10/31/23	3,000	3,000	3,025
AqGen Ascensus, Inc.		Diversified Financials	L+450	1.0%	12/5/22	1,986	1,963	1,988
ASG Technologies Group, Inc.		Software & Services	L+786, 1.2% PIK (1.2% Max PIK)	1.0%	4/30/20	3,111	3,043	3,158
Corner Investment PropCo, LLC		Consumer Services	L+975	1.3%	11/2/19	4,792	4,760	4,840
CSafe Acquisition Co., Inc.		Capital Goods	L+725		11/1/21	35	35	35
CSafe Acquisition Co., Inc.	(g)	Capital Goods	L+725		11/1/21	226	226	226
CSafe Acquisition Co., Inc.		Capital Goods	L+725		10/31/23	2,000	2,000	2,000
CSafe Acquisition Co., Inc.	(g)	Capital Goods	L+725		10/31/23	1,217	1,217	1,217
Empire Today, LLC		Retailing	L+800	1.0%	11/17/22	3,000	3,000	3,027
JSS Holdings, Inc.		Capital Goods	L+650	1.0%	8/31/21	3,516	3,403	3,498
North Haven Cadence Buyer, Inc.	(g)	Consumer Services	L+500	1.0%	9/2/21	188	188	188
North Haven Cadence Buyer, Inc.		Consumer Services	L+813	1.0%	9/2/22	5,354	5,354	5,354
North Haven Cadence Buyer, Inc.	(g)	Consumer Services	L+750	1.0%	9/2/22	896	896	896
Propulsion Acquisition, LLC		Commercial & Professional Services	L+600	1.0%	7/13/21	3,439	3,343	3,371
Safariland, LLC		Capital Goods	L+769	1.0%	11/18/23	4,766	4,766	4,754
Safariland, LLC	(g)	Capital Goods	L+725	1.0%	11/18/23	1,285	1,285	1,282
Strike, LLC	(g)	Energy	L+800	1.0%	5/30/19	3,333	3,284	3,283
Total Senior Secured Loans — First Lien							50,763	51,142
Unfunded Loan Commitments							(9,846)	(9,846)
Net Senior Secured Loans — First Lien							40,917	41,296
Senior Secured Loans — Second Lien — 3.6%
ASG Technologies Group, Inc.		Software & Services	L+1100, 0.0% PIK (6.0% Max PIK)	1.0%	6/27/22	1,246	917	1,209
BBB Industries US Holdings, Inc.		Automobiles & Components	L+875	1.0%	11/3/22	3,000	2,828	2,925
LBM Borrower, LLC		Capital Goods	L+925	1.0%	8/20/23	1,427	1,369	1,395
Peak 10, Inc.		Software & Services	L+725	1.0%	6/17/22	333	309	314
Total Senior Secured Loans — Second Lien							5,423	5,843
Senior Secured Bond — 1.3%
Velvet Energy Ltd.	(e)	Energy	9.0%		10/5/23	2,000	2,000	2,045
Total Senior Secured Bond							2,000	2,045
Subordinated Debt — 8.3%
BMC Software Finance, Inc.		Software & Services	7.3%		6/1/18	6,000	5,913	6,026
CEC Entertainment, Inc.		Consumer Services	8.0%		2/15/22	7,297	6,839	7,467
S1 Blocker Buyer Inc.		Commercial & Professional Services	10.0% PIK (10.0% Max PIK)		10/31/22	9	9	9
Total Subordinated Debt							12,761	13,502

See notes to consolidated financial statements.

FS Investment Corporation IV
Consolidated Schedule of Investments (continued)
As of December 31, 2016
(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Number of Shares	Cost	Fair Value(d)
Equity/Other — 0.4%
ASG Technologies Group, Inc., Warrants, 6/27/2022	(f)	Software & Services	12,081	$344	$307
CSF Group Holdings, Inc., Common Equity	(f)	Capital Goods	17,400	17	17
H.I.G. Empire Holdco, Inc., Common Equity	(f)	Retailing	14	42	42
North Haven Cadence Buyer, Inc., Common Equity	(f)	Consumer Services	208,333	208	219
S1 Blocker Buyer Inc., Common Equity		Commercial & Professional Services	4	40	39
Total Equity/Other				651	624
TOTAL INVESTMENTS — 39.1%				$61,752	63,310
OTHER ASSETS IN EXCESS OF LIABILITIES — 60.9%					98,686
NET ASSETS — 100.0%					$161,996

Total Return Swap		Notional Amount	Unrealized Appreciation
Citibank TRS Facility (Note 8)	(e)	$110,444	$2,422

____________________________________
(a)
Security may be an obligation of one or more entities affiliated with the named company.

(b)
Certain variable rate securities in the Company’s portfolio bear interest at a rate determined by a publicly disclosed base rate plus a basis point spread. As of December 31, 2016, the three-month London Interbank Offered Rate, or LIBOR or “L”, was 1.00%. PIK means paid-in-kind.

(c)
Denominated in U.S. dollars unless otherwise noted.

(d)
Fair value determined by the Company’s board of directors (see Note 7).

(e)
The investment is not a qualifying asset under the Investment Company Act of 1940, as amended, or the 1940 Act. A business development company may not acquire any asset other than qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. As of December 31, 2016, 98.8% of the Company’s total assets represented qualifying assets. In addition, as described in Note 8, the Company also calculates its compliance with the qualifying asset test on a “look through” basis by disregarding the value of the Company’s total return swap and treating each loan underlying the total return swap as either a qualifying asset or non-qualifying asset based on whether the obligor is an eligible portfolio company. On this basis, 93.7% of the Company’s total assets represented qualifying assets as of December 31, 2016.

(f)
Security is non-income producing.

(g)
Security is an unfunded commitment. The stated rate reflects the spread disclosed at the time of commitment and may not indicate the actual rate received upon funding.

See notes to consolidated financial statements.

FS Investment Corporation IV
Notes to Consolidated Financial Statements
(in thousands, except share and per share amounts)

Note 1. Principal Business and Organization
FS Investment Corporation IV, or the Company, was incorporated under the general corporation laws of the State of Maryland on February 25, 2015 and formally commenced investment operations on January 6, 2016 upon raising gross proceeds in excess of  $1,000, or the minimum offering requirement, from sales of shares of its Class T common stock in its continuous public offering to persons who were not affiliated with the Company or the Company’s investment adviser, FSIC IV Advisor, LLC, or FSIC IV Advisor, a registered investment adviser under the Investment Advisers Act of 1940, as amended, or the Advisers Act, and an affiliate of the Company. Prior to satisfying the minimum offering requirement, the Company had no operations except for matters relating to its organization. In November 2017, the Company closed its continuous public offering of Class T common stock to new investors.
The Company is an externally managed, non-diversified, closed-end management investment company that has elected to be regulated as a business development company, or BDC, under the Investment Company Act of 1940, as amended, or the 1940 Act. In addition, the Company has elected to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a regulated investment company, or RIC, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, or the Code. As of December 31, 2017, the Company had two wholly-owned subsidiaries through which it has entered into financing arrangements, one wholly-owned subsidiary through which it holds interests in a certain non-controlled and non-affiliated portfolio company and one wholly-owned subsidiary through which it may in the future enter into a financing arrangement. The consolidated financial statements include both the Company’s accounts and the accounts of its wholly-owned subsidiaries as of December 31, 2017. All significant intercompany transactions have been eliminated in consolidation.
The Company’s investment objectives are to generate current income and, to a lesser extent, long-term capital appreciation by investing primarily in senior secured loans and second lien secured loans of private U.S. companies. The Company seeks to generate superior risk-adjusted returns by focusing on debt investments in a broad array of private U.S. companies, including middle market companies, which the Company defines as companies with annual revenues of  $50 million to $2.5 billion at the time of investment. The Company may purchase interests in loans or make other debt investments, including investments in senior secured bonds, through secondary market transactions in the “over-the-counter” market or directly from the Company’s target companies as primary market or directly originated investments. In connection with the Company’s debt investments, the Company may on occasion receive equity interests such as warrants or options as additional consideration. The Company may also purchase or otherwise acquire interests in the form of common or preferred equity or equity-related securities, such as rights and warrants that may be converted into or exchanged for common stock or other equity or the cash value of common stock or other equity, in the Company’s target companies, generally in conjunction with one of the Company’s debt investments, or through a co-investment with a financial sponsor, such as an institutional investor or private equity firm. In addition, a portion of the Company’s portfolio may be comprised of corporate bonds, collateralized loan obligations, or CLOs, other debt securities and derivatives, including total return swaps and credit default swaps. FSIC IV Advisor will seek to tailor the Company’s investment focus as market conditions evolve. Depending on market conditions, the Company may increase or decrease its exposure to less senior portions of the capital structure or otherwise make opportunistic investments.
As the Company previously announced on December 11, 2017, GSO/Blackstone Debt Funds Management LLC, or GDFM, intends to resign as the investment sub-adviser to the Company and terminate the investment sub-advisory agreement, or the investment sub-advisory agreement, between FSIC IV Advisor and GDFM, effective April 9, 2018. In connection with GDFM’s resignation as the investment sub-adviser to the Company, Franklin Square Holdings, L.P. (which does business as FS

FS Investment Corporation IV
Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 1. Principal Business and Organization (continued)

Investments), or FS Investments, and KKR Credit Advisors (US) LLC, or KKR Credit, desire to enter into a relationship whereby FS Investments and KKR Credit will create a premier alternative lending platform for certain BDCs sponsored, advised and/or sub-advised by them. Accordingly, FSIC IV Advisor, together with FB Income Advisor, LLC, FSIC II Advisor, LLC and FSIC III Advisor, LLC, or collectively the FS Advisor Entities, and KKR Credit and certain other parties have entered into a master transaction agreement setting out the terms of the relationship between FSIC IV Advisor and KKR Credit. In furtherance thereof, the Company desires to enter into (i) an investment advisory agreement with FSIC IV Advisor and an investment advisory agreement with KKR Credit, pursuant to which FSIC IV Advisor and KKR Credit would act as investment co-advisers to the Company and/or (ii) an investment advisory agreement with FS/KKR Advisor, LLC, or FS/KKR Advisor, a newly-formed investment adviser jointly operated by an affiliate of FS Investments and by KKR Credit, pursuant to which FS/KKR Advisor would act as investment adviser to the Company.
Note 2. Summary of Significant Accounting Policies
Basis of Presentation: The accompanying audited consolidated financial statements of the Company have been prepared in accordance with U.S. generally accepted accounting principles, or GAAP. The Company is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies under Accounting Standards Codification Topic 946, Financial Services — Investment Companies. The Company has evaluated the impact of subsequent events through the date the consolidated financial statements were issued and filed with the U.S. Securities and Exchange Commission, or the SEC.
Use of Estimates: The preparation of the audited consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities, at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Many of the amounts have been rounded, and all amounts are in thousands, except share and per share amounts.
Cash and Cash Equivalents: The Company considers all highly liquid investments with original maturities of three months or less to be cash equivalents. All cash balances are maintained with high credit quality financial institutions, which are members of the Federal Deposit Insurance Corporation.
Valuation of Portfolio Investments: The Company determines the net asset value of its investment portfolio each quarter. Securities are valued at fair value as determined in good faith by the Company’s board of directors. In connection with that determination, FSIC IV Advisor provides the Company’s board of directors with portfolio company valuations which are based on relevant inputs, including, but not limited to, indicative dealer quotes, values of like securities, recent portfolio company financial statements and forecasts, and valuations prepared by independent third-party valuation services.
Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosure, or ASC Topic 820, issued by the Financial Accounting Standards Board, or the FASB, clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. ASC Topic 820 defines fair value as the price that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC Topic 820 also establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices

FS Investment Corporation IV
Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

in active markets; Level 2, which includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities where there is little or no activity in the market; and Level 3, defined as unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions.
With respect to investments for which market quotations are not readily available, the Company undertakes a multi-step valuation process each quarter, as described below:
•
the Company’s quarterly fair valuation process begins with FSIC IV Advisor’s management team reviewing and documenting valuations of each portfolio company or investment, which valuations may be obtained from an independent third-party valuation service, if applicable;

•
FSIC IV Advisor’s management team then provides the valuation committee with the preliminary valuations for each portfolio company or investment;

•
preliminary valuations are then discussed with the valuation committee;

•
the Company’s valuation committee reviews the preliminary valuations and FSIC IV Advisor’s management team, together with its independent third-party valuation services, if applicable, supplements the preliminary valuations to reflect any comments provided by the valuation committee;

•
following its review, the valuation committee will recommend that the Company’s board of directors approve the fair valuations; and

•
the Company’s board of directors discusses the valuations and determines the fair value of each such investment in the Company’s portfolio in good faith based on various statistical and other factors, including the input and recommendation of FSIC IV Advisor, the valuation committee and any independent third-party valuation services, if applicable.

Determination of fair value involves subjective judgments and estimates. Accordingly, these notes to the Company’s audited consolidated financial statements refer to the uncertainty with respect to the possible effect of such valuations and any change in such valuations on the Company’s consolidated financial statements. In making its determination of fair value, the Company’s board of directors may use any approved independent third-party pricing or valuation services. However, the Company’s board of directors is not required to determine fair value in accordance with the valuation provided by any single source, and may use any relevant data, including information obtained from FSIC IV Advisor or any approved independent third-party valuation or pricing service that the Company’s board of directors deems to be reliable in determining fair value under the circumstances. Below is a description of factors that FSIC IV Advisor’s management team, any approved independent third-party valuation services and the Company’s board of directors may consider when determining the fair value of the Company’s investments.
Valuation of fixed income investments, such as loans and debt securities, depends upon a number of factors, including prevailing interest rates for like securities, expected volatility in future interest rates, call features, put features and other relevant terms of the debt. For investments without readily available market prices, the Company may incorporate these factors into discounted cash flow models to arrive at fair value. Other factors that may be considered include the borrower’s ability to adequately service its debt, the fair market value of the borrower in relation to the face amount of its outstanding debt and the quality of collateral securing the Company’s debt investments.
For convertible debt securities, fair value generally approximates the fair value of the debt plus the fair value of an option to purchase the underlying security (i.e., the security into which the debt may convert) at the conversion price. To value such an option, a standard option pricing model may be used.

FS Investment Corporation IV
Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

The Company’s equity interests in portfolio companies for which there is no liquid public market are valued at fair value. The Company’s board of directors, in its determination of fair value, may consider various factors, such as multiples of earnings before interest, taxes, depreciation and amortization, or EBITDA, cash flows, net income, revenues or, in limited instances, book value or liquidation value. All of these factors may be subject to adjustments based upon the particular circumstances of a portfolio company or the Company’s actual investment position. For example, adjustments to EBITDA may take into account compensation to previous owners or acquisition, recapitalization, restructuring or other related items.
FSIC IV Advisor’s management team, any approved independent third-party valuation services and the Company’s board of directors may also consider private merger and acquisition statistics, public trading multiples discounted for illiquidity and other factors, valuations implied by third-party investments in the portfolio companies or industry practices in determining fair value. FSIC IV Advisor’s management team, any approved independent third-party valuation services and the Company’s board of directors may also consider the size and scope of a portfolio company and its specific strengths and weaknesses, and may apply discounts or premiums, where and as appropriate, due to the higher (or lower) financial risk and/or the smaller size of portfolio companies relative to comparable firms, as well as such other factors as the Company’s board of directors, in consultation with FSIC IV Advisor’s management team and any approved independent third-party valuation services, if applicable, may consider relevant in assessing fair value. Generally, the value of the Company’s equity interests in public companies for which market quotations are readily available is based upon the most recent closing public market price. Portfolio securities that carry certain restrictions on sale are typically valued at a discount from the public market value of the security.
When the Company receives warrants or other equity securities at nominal or no additional cost in connection with an investment in a debt security, the cost basis in the investment will be allocated between the debt securities and any such warrants or other equity securities received at the time of origination. The Company’s board of directors subsequently values these warrants or other equity securities received at their fair value.
The fair values of the Company’s investments are determined in good faith by the Company’s board of directors. The Company’s board of directors is responsible for the valuation of the Company’s portfolio investments at fair value as determined in good faith pursuant to the Company’s valuation policy and consistently applied valuation process. The Company’s board of directors has delegated day-to-day responsibility for implementing its valuation policy to FSIC IV Advisor’s management team, and has authorized FSIC IV Advisor’s management team to utilize independent third-party valuation and pricing services that have been approved by the Company’s board of directors. The Company’s valuation committee is responsible for overseeing FSIC IV Advisor’s implementation of the valuation process.
The Company values its total return swap, or TRS, between its wholly-owned financing subsidiary, Cheltenham Funding LLC, or Cheltenham Funding, and Citibank, N.A., or Citibank, in accordance with the agreements between Cheltenham Funding and Citibank that collectively established the TRS, which agreements are collectively referred to herein as the TRS Agreement. Pursuant to the TRS Agreement, the value of the TRS is based on the increase or decrease in the value of the loans underlying the TRS, together with accrued interest income, interest expense and certain other expenses incurred under the TRS. The loans underlying the TRS are valued by Citibank. Citibank bases its valuation on the indicative bid prices provided by an independent third-party pricing service. Bid prices reflect the highest price that market participants may be willing to pay. These valuations are sent to the Company for review and testing. The valuation committee of the Company’s board of directors, or the valuation committee, and the board of directors review and approve the value of the

FS Investment Corporation IV
Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

TRS, as well as the value of the loans underlying the TRS, on a quarterly basis. To the extent the Company’s valuation committee or board of directors has any questions or concerns regarding the valuation of the loans underlying the TRS, such valuation is discussed or challenged pursuant to the terms of the TRS Agreement. See Note 8 for additional information regarding the Company’s TRS.
Revenue Recognition: Security transactions are accounted for on the trade date. The Company records interest income on an accrual basis to the extent that it expects to collect such amounts. The Company records dividend income on the ex-dividend date. The Company does not accrue as a receivable interest or dividends on loans and securities if it has reason to doubt its ability to collect such income. The Company’s policy is to place investments on non-accrual status when there is reasonable doubt that interest income will be collected. The Company considers many factors relevant to an investment when placing it on or removing it from non-accrual status including, but not limited to, the delinquency status of the investment, economic and business conditions, the overall financial condition of the underlying investment, the value of the underlying collateral, bankruptcy status, if any, and any other facts or circumstances relevant to the investment. If there is reasonable doubt that the Company will receive any previously accrued interest, then the interest income will be written-off. Payments received on non-accrual investments may be recognized as income or applied to principal depending upon the collectability of the remaining principal and interest. Non-accrual investments may be restored to accrual status when principal and interest become current and are likely to remain current based on the Company’s judgment.
Loan origination fees, original issue discount and market discount are capitalized and the Company amortizes such amounts as interest income over the respective term of the loan or security. Upon the prepayment of a loan or security, any unamortized loan origination fees and original issue discount are recorded as interest income. Structuring and other non-recurring upfront fees are recorded as fee income when earned. The Company records prepayment premiums on loans and securities as fee income when it receives such amounts.
In May 2014, the Financial Accounting Standards Board, or the FASB, issued ASU No. 2014-09, Revenue from Contracts with Customers, which provides for revenue recognition based on the consideration to which an entity expects to be entitled in exchange for transferring goods or services to a customer. When it becomes effective, the new revenue recognition guidance in ASU No. 2014-09 will replace most revenue recognition guidance under existing GAAP. In 2016, the FASB issued additional guidance that clarified, amended and technically corrected prior revenue recognition guidance. The new revenue recognition guidance applies to all entities and all contracts with customers to provide goods or services in the ordinary course of business, excluding, among other things, financial instruments as well as certain other contractual rights and obligations. For public entities, the new standards are effective during the interim and annual periods beginning after December 15, 2017, with early adoption permitted. The standards permit the use of either the retrospective or cumulative effect transition method. As a result, the Company is required to adopt the new guidance as of January 1, 2018 and expects to do so using the cumulative effect method applied to in-scope contracts with customers that have not been completed as of the date of adoption.
In connection with its evaluation of the impact of the new revenue recognition guidance on its revenue recognition polices for structuring and other non-recurring upfront fees, the Company has performed an analysis to identify contracts with customers within the scope of the new revenue recognition guidance and to determine the related performance obligation and transaction price. Under the new revenue recognition guidance, the Company expects to recognize revenue for in-scope contracts based on the transaction price as the performance obligation is fulfilled. In its analysis, the Company considered, among other matters, the nature of the performance obligation and constraints on including variable

FS Investment Corporation IV
Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

consideration in the transaction price. In addition, the Company considered the costs incurred to obtain and fulfill in-scope contracts with customers to determine whether such costs would be required to be capitalized. Based on its analysis, the Company expects to provide additional revenue recognition disclosures required under the new standard but does not otherwise expect a material effect on its consolidated financial statements.
Net Realized Gains or Losses, Net Change in Unrealized Appreciation or Depreciation and Net Change in Unrealized Gains or Losses on Foreign Currency: Gains or losses on the sale of investments are calculated by using the specific identification method. The Company measures realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized, but considering unamortized fees. Net change in unrealized appreciation or depreciation reflects the change in portfolio investment values during the reporting period, including any reversal of previously recorded unrealized gains or losses, when gains or losses are realized. Net change in unrealized gains or losses on foreign currency reflects the change in the value of receivables or accruals during the reporting period due to the impact of foreign currency fluctuations.
Capital Gains Incentive Fee: The Company entered into an investment advisory and administrative services agreement with FSIC IV Advisor, dated as of September 21, 2015, or the investment advisory and administrative services agreement. Pursuant to the terms of the investment advisory and administrative services agreement, the incentive fee on capital gains is determined and payable in arrears as of the end of each calendar year (or upon termination of such agreement). Such fee will equal 20.0% of the Company’s incentive fee capital gains (i.e., the Company’s realized capital gains on a cumulative basis from inception, calculated as of the end of the applicable period, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis), less the aggregate amount of any previously paid capital gains incentive fees. On a quarterly basis, the Company accrues for the capital gains incentive fee by calculating such fee as if it were due and payable as of the end of such period.
The Company includes unrealized gains in the calculation of the capital gains incentive fee expense and related accrued capital gains incentive fee. This accrual reflects the incentive fees that would be payable to FSIC IV Advisor if the Company’s entire portfolio was liquidated at its fair value as of the balance sheet date even though FSIC IV Advisor is not entitled to an incentive fee with respect to unrealized gains unless and until such gains are actually realized.
The Company “looks through” its total return swap, or TRS, in calculating the capital gains incentive fee. Under this methodology, the portion of the net settlement payments received by the Company pursuant to the TRS which would have represented net investment income to the Company had the Company held the loans underlying the TRS directly is treated as net investment income subject to the subordinated incentive fee on income payable to FSIC IV Advisor pursuant to the investment advisory and administrative services agreement, rather than as realized capital gains in accordance with GAAP, and any unrealized depreciation on individual loans underlying the TRS further reduces the capital gains incentive fee payable to FSIC IV Advisor with respect to realized gains. See Note 8 for additional information regarding the Company’s TRS.
Subordinated Income Incentive Fee: Pursuant to the investment advisory and administrative services agreement, FSIC IV Advisor may also be entitled to receive a subordinated incentive fee on income. The subordinated incentive fee on income, which is calculated and payable quarterly in arrears, equals 20.0% of the “Company’s pre-incentive fee net investment income” for the immediately preceding quarter and is subject to a hurdle rate, expressed as a rate of return on adjusted capital equal to 1.875% per quarter, or an annualized hurdle rate of 7.5%. For purposes of this fee, “adjusted capital”

FS Investment Corporation IV
Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

means cumulative gross proceeds generated from sales of the Company’s common stock (including proceeds from its distribution reinvestment plan) reduced for amounts paid for share repurchases pursuant to the Company’s share repurchase program. As a result, FSIC IV Advisor will not earn this part of the incentive fee for any quarter until the Company’s pre-incentive fee net investment income for such quarter exceeds the hurdle rate of 1.875%. Once the Company’s pre-incentive fee net investment income in any quarter exceeds the hurdle rate, FSIC IV Advisor will be entitled to a “catch-up” fee equal to the amount of the pre-incentive fee net investment income in excess of the hurdle rate, until the Company’s pre-incentive fee net investment income for such quarter equals 2.34375% of adjusted capital, or 9.375% annually. Thereafter, FSIC IV Advisor will be entitled to receive 20.0% of the Company’s pre-incentive fee net investment income.
Organization Costs: Organization costs include, among other things, the cost of incorporating, including the cost of legal services and other fees pertaining to the Company’s organization. These costs are expensed as the Company raises proceeds in its continuous public offering. During the year ended December 31, 2016, the Company expensed $317 of organization costs as it raised proceeds in its continuous public offering, which commenced on January 6, 2016. During the period from February 25, 2015 (Inception) to December 31, 2015, the Company incurred organization costs of  $317 which were paid on the Company’s behalf by FS Investments, the Company’s sponsor and an affiliate of FSIC IV Advisor (see Note 4).
Offering Costs: Offering costs include, among other things, marketing expenses and printing, legal fees, certain government and regulatory affairs activities, and due diligence fees and other costs pertaining to the Company’s continuous public offering of shares of its common stock, including the preparation of the Company’s Registration Statement on Form N-2 and salaries and direct expenses of FSIC IV Advisor’s personnel, employees of its affiliates and others while engaged in such activities. The Company will defer and amortize such costs as an expense over twelve months as the Company raises proceeds in its continuous public offering. During the years ended December 31, 2017 and 2016, the Company expensed $1,392 and $875, respectively, of offering costs as it raised proceeds in its continuous public offering, which commenced on January 6, 2016. During the year ended December 31, 2017 and the period from February 25, 2015 (Inception) to December 31, 2016, the Company incurred offering costs of  $2,804 and $6,554, respectively, which were paid on the Company’s behalf by FS Investments (see Note 4). In November 2017, the Company closed its continuous public offering to new investors.
Under the terms of the investment advisory and administrative services agreement, upon satisfaction of the minimum offering requirement, FSIC IV Advisor became entitled to receive up to 0.75% of gross proceeds raised in the Company’s continuous public offering until all organization and offering costs funded by FSIC IV Advisor or its affiliates (including FS Investments) have been recovered.
Income Taxes: The Company has elected to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a RIC under Subchapter M of the Code. To qualify for and maintain qualification as a RIC, the Company must, among other things, meet certain source-of-income and asset diversification requirements, as well as distribute to its stockholders, for each tax year, at least 90% of its “investment company taxable income,” which is generally the Company’s net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses, determined without regard to any deduction for distributions paid. As a RIC, the Company will not have to pay corporate-level U.S. federal income taxes on any income that it distributes to its stockholders. The Company intends to make distributions in an amount sufficient to qualify for and maintain its RIC tax status each tax year and to not pay any U.S. federal income taxes on income so distributed. The Company is also subject to nondeductible federal excise taxes if it does

FS Investment Corporation IV
Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

not distribute in respect of each calendar year an amount at least equal to the sum of 98% of net ordinary income, 98.2% of any capital gain net income, if any, and any recognized and undistributed income from prior years for which it paid no U.S. federal income taxes.
Uncertainty in Income Taxes: The Company evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax benefits or liabilities in the Company’s consolidated financial statements. Recognition of a tax benefit or liability with respect to an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Company recognizes interest and penalties, if any, related to unrecognized tax liabilities as income tax expense in its consolidated statements of operations. During the year ended December 31, 2017, the period from January 6, 2016 (Commencement of Operations) through December 31, 2016 and the period from February 25, 2015 (Inception) to December 31, 2015, the Company did not incur any interest or penalties.
The Company has analyzed the tax positions taken on federal and state income tax returns for all open tax years, and has concluded that no provision for income tax for uncertain tax positions is required in the Company’s consolidated financial statements. The Company’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.
Distributions: Distributions to the Company’s stockholders are recorded as of the record date. Subject to applicable legal restrictions and the sole discretion of the Company’s board of directors, the Company currently intends to declare regular cash distributions on a quarterly basis and pay such distributions on a monthly basis to Class T stockholders of record, determined on a monthly basis. Net realized capital gains, if any, are distributed or deemed distributed at least annually.
Reclassifications: Certain amounts in the consolidated financial statements for the period from January 6, 2016 (Commencement of Operations) through December 31, 2016 may have been reclassified to conform to the classification used to prepare the consolidated financial statements for the year ended December 31, 2017. These reclassifications had no material impact on the Company’s consolidated financial position, results of operations or cash flows as previously reported.
Note 3. Share Transactions
Below is a summary of transactions with respect to shares of the Company’s common stock during the years ended December 31, 2017 and 2016:
	Year Ended December 31,
	2017		2016
	Shares	Amount	Shares	Amount
Gross Proceeds from Offering	16,045,353	$185,502	14,532,974	$158,913
Reinvestment of Distributions	971,003	10,811	249,435	2,697
Total Gross Proceeds	17,016,356	196,313	14,782,409	161,610
Upfront Selling Commissions and Dealer Manager Fees(1)	—	(7,218)	—	(3,275)
Net Proceeds to Company	17,016,356	189,095	14,782,409	158,335
Repurchases of Common Stock(2)	(184,551)	(2,052)	(19,738)	(213)
Net Proceeds from Share Transactions	16,831,805	$187,043	14,762,671	$158,122

(1)
Effective January 25, 2017, in connection with certain changes to the Company’s plan of distribution, FS Investment Solutions, LLC (formerly FS2 Capital Partners, LLC), or FS Investment Solutions, the dealer manager for the Company’s

FS Investment Corporation IV
Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 3. Share Transactions (continued)

continuous public offering and an affiliate of the Company, began receiving upfront selling commissions of up to 3.00% and dealer manager fees of up to 1.25% of the gross proceeds received on Class T shares sold in the offering. All of the upfront selling commissions and all or a portion of the dealer manager fees were reallowed to selected broker-dealers and financial representatives. Prior to January 25, 2017, Class T shares were subject to upfront selling commissions of up to 2.20% of gross proceeds and were not subject to dealer manager fees.
(2)
Share repurchase program amounts are presented including any applicable contingent deferred sales charge. Beginning with the quarterly tender offer conducted during the three months ended March 31, 2017, Class T shares tendered pursuant to the Company’s share repurchase program were no longer subject to a contingent deferred sales charge. See below for a discussion of the Company’s share repurchase program and see Note 4 for the amount of the contingent deferred sales charge earned by FS Investment Solutions.

Public Offering of Shares
In November 2017, the Company closed its continuous public offering of Class T common stock to new investors. The Company has issued 31,615,058 shares of Class T common stock for gross proceeds of $355,912 in its continuous public offering, including Class T common stock issued pursuant to its distribution reinvestment plan. Following the closing of the Company’s continuous public offering, the Company continues to issue shares pursuant to its distribution reinvestment plan. As of March 9, 2018, the Company had raised total gross proceeds of  $360,277, including $200 of seed capital contributed by the principal of FSIC IV Advisor in February 2015 and $9,539 in gross proceeds from the principal of FSIC IV Advisor, members of the Company’s board of directors and other individuals and entities affiliated with FSIC IV Advisor and GSO/Blackstone Debt Funds Management LLC, or GDFM, the Company’s investment sub-adviser (see Note 4). During the period from January 1, 2018 to March 9, 2018, the Company issued 193,096 shares of Class T common stock pursuant to its distribution reinvestment plan for gross proceeds of  $2,154.
The proceeds from the issuance of common stock as presented on the Company’s consolidated statements of changes in net assets and consolidated statements of cash flows are presented net of upfront selling commissions and dealer manager fees of  $7,218 and $3,275 for the years ended December 31, 2017 and 2016, respectively.
The Company has submitted to the SEC an application for an exemptive order to permit it to offer multiple classes of common stock. In the event the Company obtains such relief, it may recommence its offering to offer multiple classes of common stock, with each class having a different upfront sales load and fee and expense structure. There can be no assurance that the Company will receive an exemptive order from the SEC.
Share Repurchase Program
The Company intends to continue to conduct quarterly tender offers pursuant to its share repurchase program. The first such tender offer commenced in May 2016, and the repurchase occurred in connection with the Company’s July 6, 2016 weekly closing. The Company’s board of directors will consider the following factors, among others, in making its determination regarding whether to cause the Company to offer to repurchase shares and under what terms:
•
the effect of such repurchases on the Company’s qualification as a RIC (including the consequences of any necessary asset sales);

•
the liquidity of the Company’s assets (including fees and costs associated with disposing of assets);

•
the Company’s investment plans and working capital requirements;

•
the relative economies of scale with respect to the Company’s size;

FS Investment Corporation IV
Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 3. Share Transactions (continued)

•
the Company’s history in repurchasing shares of common stock or portions thereof; and

•
the condition of the securities markets.

Historically, the Company limited the number of shares of common stock to be repurchased during any calendar year to the lesser of  (i) the number of shares of common stock it can repurchase with the proceeds it receives from the issuance of shares of its common stock under its distribution reinvestment plan and (ii) 10.0% of the weighted average number of shares of common stock outstanding in the prior calendar year, or 2.5% in each calendar quarter. On May 9, 2017, the Company’s board of directors amended the share repurchase program. As amended, the Company will limit the maximum number of shares of common stock to be repurchased for any repurchase offer to the greater of  (A) the number of shares of common stock that the Company can repurchase with the proceeds it has received from the sale of shares of common stock under its distribution reinvestment plan during the twelve-month period ending on the date the applicable repurchase offer expires (less the amount of proceeds used to repurchase shares of common stock on each previous repurchase date for repurchase offers conducted during such twelve-month period) (the Company refers to this limitation as the twelve-month repurchase limitation) and (B) the number of shares of common stock that the Company can repurchase with the proceeds it receives from the sale of shares of common stock under its distribution reinvestment plan during the three-month period ending on the date the applicable repurchase offer expires (the Company refers to this limitation as the three-month repurchase limitation). In addition to this limitation, the maximum number of shares of common stock to be repurchased for any repurchase offer will also be limited to 10.0% of the weighted average number of shares of common stock outstanding in the prior calendar year, or 2.5% in each calendar quarter. As a result, the maximum number of shares of common stock to be repurchased for any repurchase offer will not exceed the lesser of  (i) 10.0% of the weighted average number of shares of common stock outstanding in the prior calendar year, or 2.5% in each calendar quarter, and (ii) whichever is greater of the twelve-month repurchase limitation described in clause (A) above and the three-month repurchase limitation described in clause (B) above. The purpose of this amendment was to provide the potential for the repurchase of a greater number of shares of common stock under the share repurchase program, particularly in the early quarters of the calendar year, in light of the limitation relating to proceeds received in connection with the Company’s distribution reinvestment plan. At the discretion of the Company’s board of directors, the Company may also use cash on hand, cash available from borrowings and cash from the liquidation of securities investments as of the end of the applicable period to repurchase shares of common stock. The Company’s board of directors reserves the right, in its sole discretion, to limit the number of shares to be repurchased for each class by applying the limitations on the number of shares to be repurchased, noted above, on a per class basis at any time upon 30 days’ notice.
On October 13, 2017, the Company further amended the terms of its share repurchase program, or the amended share repurchase program, which was first effective for the Company’s quarterly repurchase offer for the fourth quarter of 2017. Prior to amending the share repurchase program, the Company offered to repurchase shares of its common stock on a quarterly basis at a repurchase price equal to the net offering price in effect on each date of repurchase. Under the amended share repurchase program, the Company intends to offer to repurchase shares of its common stock at a repurchase price equal to the price at which shares of its common stock are issued pursuant to the Company’s distribution reinvestment plan on the distribution date coinciding with the applicable share repurchase date. See Note 5 for additional information regarding the Company’s distribution reinvestment plan.
Prior to January 25, 2017, if a stockholder tendered his or her shares for repurchase by the Company, such shares were subject to a contingent deferred sales charge of 3.90% which was calculated based upon the lesser of the estimated value of Class T shares as of the date of repurchase and the public

FS Investment Corporation IV
Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 3. Share Transactions (continued)

offering price at the time such shares were purchased. The contingent deferred sales charge was not payable with respect to shares issued under the Company’s distribution reinvestment plan. Beginning with the tender offer conducted in the calendar quarter ended March 31, 2017, shares were no longer subject to a contingent deferred sales charge.
The following table provides information concerning the Company’s repurchases of shares of its common stock pursuant to its share repurchase program during the years ended December 31, 2017 and 2016:
For the Three Months Ended	Repurchase Date	Shares Repurchased	Percentage of Shares Tendered That Were Repurchased	Percentage of Outstanding Shares Repurchased as of the Repurchase Date	Repurchase Price Per Share(1)	Aggregate Consideration for Repurchased Shares
Fiscal 2016
June 30, 2016	July 6, 2016	10,521	100%	0.15%	$10.7091	$113
September 30, 2016	October 5, 2016	9,217	100%	0.09%	$10.8558	100
Total		19,738				$213
Fiscal 2017
December 31, 2016	January 4, 2017	24,998	100%	0.17%	$10.9536	$274
March 31, 2017	April 5, 2017	41,792	100%	0.22%	$11.1070	464
June 30, 2017	July 5, 2017	67,947	100%	0.27%	$11.1549	758
September 30, 2017	October 4, 2017	49,814	100%	0.18%	$11.1549	556
Total		184,551				$2,052

(1)
On October 13, 2017, and in connection with the closing of its continuous public offering, the Company amended the terms of its share repurchase program, which was first effective for the Company’s quarterly repurchase offer for the fourth quarter of 2017 to provide that shares repurchased under the program would be repurchased at a price determined as described above. Prior to amending the share repurchase program, the Company offered to repurchase common shares at a price equal to the net offering price in effect on the date of repurchase.

On January 10, 2018, the Company repurchased 113,036 shares of common stock (representing 100% of the shares of common stock tendered for repurchase and 0.36% of the shares outstanding as of such date) at $11.1549 per share for aggregate consideration totaling $1,261.
Note 4. Related Party Transactions
Compensation of the Investment Adviser and Dealer Manager
Pursuant to the investment advisory and administrative services agreement, FSIC IV Advisor is entitled to an annual base management fee of 2.0% of the average weekly value of the Company’s gross assets (gross assets equal the total assets of the Company set forth on the Company’s consolidated balance sheets) and an incentive fee based on the Company’s performance. The Company commenced accruing fees under the investment advisory and administrative services agreement on January 6, 2016, upon commencement of the Company’s investment operations. Base management fees are paid on a quarterly basis in arrears. Effective February 1, 2017, FSIC IV Advisor has contractually agreed to permanently waive 0.25% of its base management fee so that the fee received equals 1.75% of the average weekly value of the Company’s gross assets. See Note 2 for a discussion of the capital gains and subordinated income incentive fees that FSIC IV Advisor may be entitled to under the investment advisory and administrative services agreement.

FS Investment Corporation IV
Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

The investment sub-advisory agreement provides that GDFM is entitled to receive 50% of all management and incentive fees payable to FSIC IV Advisor under the investment advisory and administrative services agreement with respect to each year, subject to the waiver of any fees by GDFM.
The Company reimburses FSIC IV Advisor for expenses necessary to perform services related to the Company’s administration and operations, including FSIC IV Advisor’s allocable portion of the compensation and related expenses of certain personnel of FS Investments, the Company’s sponsor and an affiliate of FSIC IV Advisor, providing administrative services to the Company on behalf of FSIC IV Advisor. The amount of this reimbursement is set at the lesser of  (1) FSIC IV Advisor’s actual costs incurred in providing such services and (2) the amount that the Company estimates it would be required to pay alternative service providers for comparable services in the same geographic location. Due to the Company’s relatively small asset base, for the fiscal year ended December 31, 2017, the amount of the allocated expenses to be reimbursed was subject to a monthly minimum of  $20 to reflect the fact that there was a minimum amount of administrative service performed on the Company’s behalf by FS Investments personnel. FSIC IV Advisor allocates the cost of such services to the Company based on factors such as assets, revenues, time allocations and/or other reasonable metrics. The Company’s board of directors reviews the methodology employed in determining how expenses are allocated to the Company and the proposed allocation of administrative expenses among the Company and certain affiliates of FSIC IV Advisor. The Company’s board of directors then assesses the reasonableness of such reimbursements for expenses allocated to the Company based on the breadth, depth and quality of such services as compared to the estimated cost to the Company of obtaining similar services from third-party service providers known to be available. In addition, the Company’s board of directors considers whether any single third-party service provider would be capable of providing all such services at comparable cost and quality. Finally, the Company’s board of directors compares the total amount paid to FSIC IV Advisor for such services as a percentage of the Company’s net assets to the same ratio as reported by other comparable BDCs. The Company does not reimburse FSIC IV Advisor for any services for which it receives a separate fee, or for rent, depreciation, utilities, capital equipment or other administrative items allocated to a controlling person of FSIC IV Advisor.
Under the investment advisory and administrative services agreement, the Company, either directly or through reimbursement to FSIC IV Advisor or its affiliates, is responsible for its organization and offering costs in an amount up to 0.75% of gross proceeds raised in the Company’s continuous public offering. Organization and offering costs primarily include legal, accounting, printing and other expenses relating to the Company’s continuous public offering, including costs associated with technology integration between the Company’s systems and those of its selected broker-dealers, marketing expenses, salaries and direct expenses of FSIC IV Advisor’s personnel, employees of its affiliates and others while engaged in registering and marketing the Company’s common stock, which includes the development of marketing materials and presentations, training and educational meetings, and generally coordinating the marketing process for the Company.
Prior to satisfaction of the minimum offering requirement and for a period of time thereafter, FS Investments funded the Company’s organization and offering costs. Following this period, the Company has paid certain of its organization and offering costs directly and has reimbursed FSIC IV Advisor for offering costs incurred by FSIC IV Advisor on the Company’s behalf, including marketing expenses, with respect to salaries and other direct expenses of FSIC IV Advisor’s personnel and employees of its affiliates while engaged in registering and marketing the Company’s shares of common stock. On January 6, 2016, the investment advisory and administrative services agreement became effective upon satisfaction of the minimum offering requirement, and FSIC IV Advisor became

FS Investment Corporation IV
Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

entitled to receive up to 0.75% of the gross proceeds raised in the Company’s continuous public offering until all organization and offering costs incurred have been recovered. As the Company reimburses FSIC IV Advisor for such costs, organization costs are charged to expense and offering costs are deferred and amortized to expense over twelve months.
FS Investments funded certain of the Company’s organization and offering costs in the amounts of $2,804 and $6,871, respectively, for the year ended December 31, 2017 and the period from February 25, 2015 (Inception) to December 31, 2016. Under the investment advisory and administrative services agreement, there was no liability on the Company’s part for the organization and offering costs funded by FSIC IV Advisor or its affiliates (including FS Investments) until the Company satisfied the minimum offering requirement on January 6, 2016. Since commencing its continuous public offering and through December 31, 2017, the Company has paid total reimbursements of  $2,584 to FSIC IV Advisor and its affiliates for organization and offering costs funded by them. Following the closing of the Company’s continuous public offering to new investors in November 2017, no amounts remain reimbursable to FS Investments and its affiliates under this arrangement.
The dealer manager for the Company’s continuous public offering is FS Investment Solutions, which is one of the Company’s affiliates. Prior to the closing of the Company’s continuous public offering, the dealer manager was entitled under a second amended and restated dealer manager agreement, dated as of January 25, 2017, among the Company, FSIC IV Advisor and FS Investment Solutions, to receive upfront selling commissions and dealer manager fees in connection with the sale of shares of common stock in the Company’s continuous public offering, all or a portion of which could be reallowed to selected broker-dealers and financial representatives. The dealer manager reallowed to selected broker dealers and other financial representatives the upfront selling commissions and dealer manager fees, as applicable, it was entitled to receive during the years ended December 31, 2017 and 2016, unless otherwise noted in the table below.
Shares of Class T common stock are subject to annual distribution fees of 1.00% of the estimated value of such shares, as determined in accordance with applicable rules of The Financial Industry Regulatory Authority, Inc., or FINRA. The annual distribution fees is paid by the Company to the dealer manager pursuant to a distribution plan adopted by the Company in compliance with Rules 12b-1 and 17d-3 under the 1940 Act, as if those rules applied to the Company. Among other requirements, such plan must be approved annually by a vote of the Company’s board of directors, including the directors who are not “interested persons” as defined in the 1940 Act and have no direct or indirect financial interest in the operation of such plan or in any agreements related to such plan.
Except for Class T shares purchased by the principal of FSIC IV Advisor, members of the Company’s board of directors and other individuals and entities affiliated with FSIC IV Advisor and GDFM, or through investment advisors whose contracts for investment advisory and related services include a fixed or “wrap” fee or other asset-based fee arrangement, annual distribution fees are expected to be reallowed to selected broker-dealers and financial representatives, unless noted in the table below. The annual distribution fees are intended to compensate the dealer manager and its affiliates, selected broker-dealers and financial representatives for services rendered and expenses incurred in connection with the ongoing marketing, sale and distribution of such shares.
The annual distribution fees accrues daily commencing upon the initial sale of shares of common stock in the Company’s continuous public offering until an investor reaches the sales charge cap, as defined below. The accrual as of and for the year ended December 31, 2017 reflects amounts beginning with the initial sale of shares of common stock in the Company’s continuous public offering through December 31, 2017. The annual distribution fees are payable with respect to all shares of Class T

FS Investment Corporation IV
Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

common stock, other than shares issued under the Company’s distribution reinvestment plan. The annual distribution fees will terminate for all Class T stockholders upon a liquidity event. In addition, the Company will stop paying the annual distribution fees with respect to any outstanding Class T share when the total underwriting compensation from the upfront selling commissions, dealer manager fees and annual distribution fees attributable to any share equals 7.25% of gross offering proceeds, or the sales charge cap. The sales charge cap applicable to certain shares, including shares sold prior to January 25, 2017, will be reduced by the amount of any upfront sales load that is waived for such shares or to otherwise account for any lower upfront sales load paid by an investor with respect to such shares.
The annual distribution fees for all Class T shares currently will terminate upon the earliest of  (i) any Class T share purchased after January 25, 2017 reaching the applicable sales charge cap, (ii) the Company’s dealer manager advising the Company that the aggregate underwriting compensation payable from all sources (determined in accordance with applicable FINRA rules) would be in excess of 10% of the gross proceeds of this offering and (iii) a liquidity event. If, in the future, the Company receives exemptive relief to offer multiple share classes and if it offers a class of common stock with no sales load or asset-based service or annual distribution fee, or a No-Load Share Class, upon a Class T share reaching the applicable sales charge cap, such share will be converted into a share of such No-Load Share Class and will no longer be subject to ongoing annual distribution fees.
The following table describes the fees and expenses the Company accrued under the investment advisory and administrative services agreement, amounts recouped by FS Investments under the expense reimbursement agreement, as defined below, and fees that FS Investment Solutions received pursuant to the Company’s distribution plan and share repurchase program during the years ended December 31, 2017 and 2016:
			Year Ended December 31,
Related Party	Source	Description	2017	2016
FSIC IV Advisor	Investment Advisory and Administrative Services Agreement	Base Management Fee(1)	$5,151	$1,704
FSIC IV Advisor	Investment Advisory and Administrative Services Agreement	Capital Gains Incentive Fee(2)	$1,164	$1,302
FSIC IV Advisor	Investment Advisory and Administrative Services Agreement	Administrative Services Expenses(3)	$340	$291
FSIC IV Advisor	Investment Advisory and Administrative Services Agreement	Offering Costs(4)	$1,392	$875
FSIC IV Advisor	Expense Support and Conditional Reimbursement Agreement	Expense Recoupment(5)	$666	$—
FS Investment Solutions	Distribution Plan	Distribution Fees(6)	$102	$—
FS Investment Solutions	Share Repurchase Program	Contingent Deferred Sales Charge(7)	$10	$8

(1)
FSIC IV Advisor has contractually agreed, effective February 1, 2017, to permanently waive 0.25% of its base management fee to which it is entitled under the investment advisory and administrative services agreement so that the fee received equals 1.75% of the average weekly value of the Company’s gross assets. As a result, the amount shown for the year ended December 31, 2017 is net of waivers of  $696. During the years ended December 31, 2017 and 2016, $4,371 and $588 in base management fees were paid to FSIC IV Advisor, respectively. During the year ended December 31, 2016, $300 in base management fees were applied to offset the liability of FS Investments under the expense reimbursement agreement (see “— Expense Reimbursement” below). As of December 31, 2017, $1,596 in base management fees were payable to FSIC IV Advisor.

(2)
During the years ended December 31, 2017 and 2016, the Company accrued capital gains incentive fees of  $1,164 and $1,302, respectively, based on the performance of its portfolio. As of December 31, 2017 and 2016, the Company had

FS Investment Corporation IV
Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

accrued $1,981 and $1,302, respectively, in capital gains incentive fees, of which $1,742 and $817, respectively, was based on unrealized gains and $239 and $485, respectively, was based on realized gains. No capital gains incentive fees are actually payable by the Company with respect to unrealized gains unless and until those gains are actually realized. The Company paid FSIC IV Advisor $485 in capital gains incentive fees during the year ended December 31, 2017. See Note 2 for a discussion of the methodology employed by the Company in calculating the capital gains incentive fees.
(3)
During the years ended December 31, 2017 and 2016, $285 and $236, respectively, of the accrued administrative services expenses related to the allocation of costs of administrative personnel for services rendered to the Company by FSIC IV Advisor and the remainder related to other reimbursable expenses. The Company paid $473 and $111 in administrative services expenses to FSIC IV Advisor during the years ended December 31, 2017 and 2016, respectively.

(4)
During the years ended December 31, 2017 and 2016, the Company expensed offering costs of  $1,392 and $875, respectively, all of which related to reimbursements to FSIC IV Advisor for offering costs incurred on the Company’s behalf, including marketing expenses, salaries and other direct expenses of FSIC IV Advisor’s personnel and employees of its affiliates while engaged in registering and marketing the Company’s shares of common stock.

(5)
During the year ended December 31, 2017, the Company accrued $666 for expense recoupments payable to FSIC IV Advisor under the expense reimbursement agreement (see “— Expense Reimbursement” below). During the year ended December 31, 2017, the Company paid $666 to FSIC IV Advisor. As of December 31, 2017, the Company did not have any expense recoupments payable to FSIC IV Advisor.

(6)
Represents the distribution fees retained by FS Investment Solutions and not reallowed to selected broker-dealers or financial representatives.

(7)
Represents the total amount of contingent deferred sales charges paid to FS Investment Solutions by stockholders who tendered shares pursuant to the Company’s share repurchase program. Beginning with the quarterly tender offer conducted during the three months ended March 31, 2017, Class T shares tendered pursuant to the Company’s share repurchase program were no longer subject to a contingent deferred sales charge.

Capital Contributions by FSIC IV Advisor and GDFM
In February 2015, Michael C. Forman, one of the principals of FSIC IV Advisor, contributed $200, which was used in its entirety to purchase 20,000 shares of Class T common stock at $10.00 per share. Mr. Forman will not tender these shares of common stock for repurchase as long as FSIC IV Advisor remains the Company’s investment adviser.
As of March 9, 2018, the Company issued an aggregate of 913,180 shares of Class T common stock for aggregate gross proceeds of  $9,539 to the principals of FSIC IV Advisor, members of the Company’s board of directors and other individuals and entities affiliated with FSIC IV Advisor and GDFM, including shares of Class T common stock sold to Mr. Forman in February 2015.
Potential Conflicts of Interest
FSIC IV Advisor’s senior management team is comprised of substantially the same personnel as the senior management teams of the investment advisers to certain other BDCs, open- and closed-end management investment companies and a real estate investment trust sponsored by FS Investments, or the Fund Complex. As a result, such personnel provide, or expect to provide, investment advisory services to certain other funds in the Fund Complex and such personnel may serve in similar or other capacities for the investment advisers to future investment vehicles in the Fund Complex. While none of the investment advisers are currently providing investment advisory services to clients other than the funds in the Fund Complex, any, or all, may do so in the future. In the event that FSIC IV Advisor or its management team undertakes to provide investment advisory services to other clients in the future, it intends to allocate investment opportunities in a fair and equitable manner consistent with the Company’s investment objectives and strategies, if necessary, so that the Company will not be disadvantaged in relation to any other client of FSIC IV Advisor or its management team. In addition, even in the absence of FSIC IV Advisor retaining additional clients, it is possible that some investment opportunities may be provided to FS Investment Corporation, FS Energy and Power Fund, FS Investment Corporation II, FS Investment Corporation III and/or FS Global Credit Opportunities Fund rather than to the Company.

FS Investment Corporation IV
Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

Co-Investment Exemptive Relief
As a BDC, the Company is subject to certain regulatory restrictions in making its investments. For example, BDCs generally are not permitted to co-invest with certain affiliated entities in transactions originated by the BDC or its affiliates in the absence of an exemptive order from the SEC. However, BDCs are permitted to, and may, simultaneously co-invest in transactions where price is the only negotiated term. In an order dated June 4, 2013, or the Order, the SEC granted exemptive relief to affiliates of the Company, upon which the Company may rely, and which permits the Company, subject to the satisfaction of certain conditions, to co-invest in certain privately negotiated investment transactions with certain affiliates of FSIC IV Advisor, including FS Investment Corporation, FS Energy and Power Fund, FS Investment Corporation II, FS Investment Corporation III and any future BDCs that are advised by FSIC IV Advisor or its affiliated investment advisers, or collectively the Company’s co-investment affiliates. However, in connection with the potential investment advisory relationship with KKR Credit and/or FS/KKR Advisor, and in an effort to mitigate potential future conflicts of interest, the Company’s board of directors has authorized and directed that the Company exercise its rights under the Order to decline to participate in any new potential co-investment transaction pursuant to the Order that would be within the then-current investment objectives and strategies of the Company unless sourced by GDFM, KKR Credit or FS/KKR Advisor. The Company believes this relief has and may continue to enhance its ability to further its investment objectives and strategies. The Company believes this relief may also increase favorable investment opportunities for it, in part, by allowing it to participate in larger investments, together with its co-investment affiliates, than would be available to the Company if such relief had not been obtained. Because the Company’s affiliates did not seek exemptive relief to engage in co-investment transactions with GDFM and its affiliates, the Company is permitted to co-invest with GDFM and its affiliates only in accordance with existing regulatory guidance (e.g., where price is the only negotiated term).
Expense Reimbursement
Pursuant to an amended and restated expense support and conditional reimbursement agreement, dated as of October 9, 2015, by and between FS Investments and the Company, or the expense reimbursement agreement, FS Investments has agreed to reimburse the Company for expenses in an amount that is sufficient to ensure that no portion of the Company’s distributions to stockholders will be paid from its offering proceeds or borrowings. However, because certain investments the Company may make, including preferred and common equity investments, may generate dividends and other distributions to the Company that are treated for tax purposes as a return of capital, a portion of the Company’s distributions to stockholders may also be deemed to constitute a return of capital to the extent that the Company may use such dividends or other distribution proceeds to fund its distributions to stockholders. Under those circumstances, FS Investments will not reimburse the Company for the portion of such distributions to stockholders that represent a return of capital, as the purpose of the expense reimbursement arrangement is not to prevent tax-advantaged distributions to stockholders.
Under the expense reimbursement agreement, FS Investments will reimburse the Company for expenses in an amount equal to the difference between the Company’s cumulative distributions paid to its stockholders in each quarter, less the sum of the Company’s net investment company taxable income, net capital gains and dividends and other distributions paid to the Company on account of preferred and common equity investments in portfolio companies (to the extent such amounts are not included in net investment company taxable income or net capital gains) in each quarter.
Pursuant to the expense reimbursement agreement, the Company has a conditional obligation to reimburse FS Investments for any amounts funded by FS Investments under such agreement if  (and only to the extent that), during any fiscal quarter occurring within three years of the date on which FS

FS Investment Corporation IV
Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

Investments funded such amount, the sum of the Company’s net investment company taxable income, net capital gains and the amount of any dividends and other distributions paid to the Company on account of preferred and common equity investments in portfolio companies (to the extent not included in net investment company taxable income or net capital gains) exceeds the cumulative distributions paid by the Company to its stockholders during such quarter; provided, however, that (i) the Company will only reimburse FS Investments for expense support payments made by FS Investments with respect to any calendar quarter to the extent that the payment of such reimbursement (together with any other reimbursement paid during such fiscal year) does not cause “other operating expenses” (as defined below) (on an annualized basis and net of any expense support payments received by the Company during such fiscal year) to exceed the lesser of  (A) 1.75% of the Company’s average net assets attributable to shares of its common stock for the fiscal year-to-date period after taking such payments into account and (B) the percentage of the Company’s average net assets attributable to shares of its common stock represented by “other operating expenses” during the fiscal year in which such expense support payment from FS Investments was made (provided, however, that this clause (B) shall not apply to any reimbursement payment which relates to an expense support payment from FS Investments made during the same fiscal year); and (ii) the Company will not reimburse FS Investments for expense support payments made by FS Investments for any calendar quarter if the annualized rate of regular cash distributions declared by the Company at the time of such reimbursement payment is less than the annualized rate of regular cash distributions declared by the Company at the time FS Investments made the expense support payment to which such reimbursement payment relates. The Company is not obligated to pay interest on the reimbursements it is required to make to FS Investments under the expense reimbursement agreement. “Other operating expenses” means the Company’s total “operating expenses” (as defined below), excluding base management fees, incentive fees, annual distribution fees, organization and offering expenses, financing fees and costs, interest expense, brokerage commissions and extraordinary expenses. “Operating expenses” means all operating costs and expenses incurred, as determined in accordance with GAAP for investment companies.
The Company or FS Investments may terminate the expense reimbursement agreement at any time. FS Investments has indicated that it expects to continue such reimbursements until it deems that the Company has achieved economies of scale sufficient to ensure that it bears a reasonable level of expenses in relation to its income. The specific amount of expenses reimbursed by FS Investments, if any, will be determined at the end of each quarter. Upon termination of the expense reimbursement agreement by FS Investments, FS Investments will be required to fund any amounts accrued thereunder as of the date of termination. Similarly, the Company’s conditional obligation to reimburse FS Investments pursuant to the terms of the expense reimbursement agreement shall survive the termination of such agreement by either party.
During the year ended December 31, 2017, the Company did not accrue any amounts for expense reimbursements that FS Investments has agreed to pay. During the period from January 6, 2016 (Commencement of Operations) through December 31, 2016, the Company accrued $666 for expense reimbursements that FS Investments agreed to pay. These reimbursements were funded, in part, through the offset of management fees payable by the Company to FSIC IV Advisor. As of December 31, 2017, the Company did not have any reimbursements due from FS Investments.
As discussed above, under the expense reimbursement agreement, amounts reimbursed to the Company by FS Investments may become subject to repayment by the Company in the future. During the year ended December 31, 2017, the Company repaid $666 of expense recoupments to FS Investments. As of December 31, 2017, the Company did not have any expense recoupments due to FS Investments and no further amounts remain subject to repayment by the Company to FS Investments in the future.

FS Investment Corporation IV
Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

FS Investments is controlled by the Company’s chairman, president and chief executive officer, Michael C. Forman, and FS Investments’ co-founder, David J. Adelman. There can be no assurance that the expense reimbursement agreement will remain in effect or that FS Investments will reimburse any portion of the Company’s expenses in future quarters. Upon entry into the investment co-advisory agreements or the joint advisor investment advisory agreement, FS Investments intends to terminate the expense reimbursement agreement and enter into a new expense support and conditional reimbursement agreement with the Company and KKR on substantially similar terms.
FS Benefit Trust
FS Benefit Trust, or FS Trust, was formed as a Delaware statutory trust for the purpose of awarding equity incentive compensation to employees of FS Investments and its affiliates. During the year ended December 31, 2016, FS Trust purchased $1 of the Company’s shares of common stock at a purchase price equal to 97.80% of the public offering price in effect on the purchase date.
Note 5. Distributions
The following table reflects the cash distributions per share that the Company declared and paid to stockholders on its common stock during the years ended December 31, 2017 and 2016:
	Distribution(1)
For the Year Ended December 31,	Per Share	Amount
2016	$0.64010	$4,443
2017(2)	$0.73902	$17,642

(1)
Distribution amounts and per share amounts shown are net of annual distribution fees, which began accruing on February 1, 2017, and reflect the special cash distributions described in footnote (2) below. See Note 4 for a discussion regarding annual distribution fees.

(2)
On a monthly basis from February 2017 through June 2017, the Company paid special cash distributions in the weekly amount of approximately $0.002 per share, to stockholders of record as of the weekly record dates previously determined by the Company’s board of directors for that period. The Company paid a total of approximately $884 in special cash distributions to stockholders. The Company’s board of directors ratified and approved such monthly special cash distribution payments on August 10, 2017.

Subject to applicable legal restrictions and the sole discretion of the Company’s board of directors, the Company declares regular gross cash distributions on a quarterly basis and pays such distributions on a monthly basis to stockholders of record, as determined on a monthly basis. The gross amount declared includes the portion of the annual distribution fee amount, which is an expense of the Company and not paid to stockholders. These distributions, less the annual distribution fee amount, have been or will be paid monthly to stockholders of record as of monthly record dates previously determined by the Company’s board of directors. On November 6, 2017 and March 8, 2018, the Company’s board of directors declared regular monthly cash distributions for January 2018 through March 2018 and April 2018 through June 2018, respectively, each in the gross amount of  $0.067258 per share. These distributions, less the annual distribution fee amount, have been or will be paid monthly to Class T stockholders of record as of monthly record dates previously determined by the Company’s board of directors. The timing and amount of any future distributions to stockholders are subject to applicable legal restrictions and the sole discretion of the Company’s board of directors.
The Company has adopted an “opt in” distribution reinvestment plan for its stockholders. As a result, if the Company makes a cash distribution, its stockholders will receive the distribution in cash unless they specifically “opt in” to the distribution reinvestment plan so as to have their cash distributions reinvested in additional shares of the Company’s common stock. However, certain state authorities or regulators may impose restrictions from time to time that may prevent or limit a stockholder’s ability to participate in the distribution reinvestment plan.

FS Investment Corporation IV
Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 5. Distributions (continued)

On October 13, 2017, the Company amended and restated its distribution reinvestment plan, or the amended distribution reinvestment plan, which first applied to the reinvestment of cash distributions paid on or after November 29, 2017. Under the original distribution reinvestment plan, cash distributions to participating stockholders were reinvested in additional shares of the Company’s common stock at a purchase price equal to the net offering price in effect on the date of issuance. Under the amended distribution reinvestment plan, cash distributions to participating stockholders will be reinvested in additional shares of the Company’s common stock at a purchase price determined by the Company’s board of directors or a committee thereof, in its sole discretion, that is (i) not less than the net asset value per share of the Company’s common stock as determined in good faith by the Company’s board of directors or a committee thereof, in its sole discretion, immediately prior to the payment of the distribution and (ii) not more than 2.5% greater than the net asset value per share of the Company’s common stock as of such date. Although distributions paid in the form of additional shares of common stock will generally be subject to U.S. federal, state and local taxes in the same manner as cash distributions, stockholders who elect to participate in the Company’s distribution reinvestment plan will not receive any corresponding cash distributions with which to pay any such applicable taxes. Stockholders receiving distributions in the form of additional shares of common stock will be treated as receiving a distribution in the amount of the fair market value of the Company’s shares of common stock.
The Company may fund its cash distributions to stockholders from any sources of funds legally available to it, including proceeds from the Company’s distribution reinvestment plan, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets and dividends or other distributions paid to the Company on account of preferred and common equity investments in portfolio companies and expense reimbursements from FS Investments. The Company has not established limits on the amount of funds it may use from available sources to make distributions. During certain periods, the Company’s distributions may exceed its earnings. As a result, it is possible that a portion of the distributions the Company makes may represent a return of capital. A return of capital generally is a return of a stockholder’s investment rather than a return of earnings or gains derived from the Company’s investment activities. Each year a statement on Form 1099-DIV identifying the sources of the distributions (i.e., paid from ordinary income, paid from net capital gains on the sale of securities, and/or a return of capital, which is a nontaxable distribution) will be mailed to the Company’s stockholders. There can be no assurance that the Company will be able to pay distributions at a specific rate or at all.
For a period of time following commencement of the Company’s continuous public offering, which time period may be significant, substantial portions of the Company’s distributions have been, and may in the future, be funded through the reimbursement of certain expenses by FS Investments and its affiliates, including through the waiver of certain investment advisory fees by FSIC IV Advisor, that are subject to repayment by the Company within three years. The purpose of this arrangement is to ensure that no portion of the Company’s distributions to stockholders will be paid from offering proceeds or borrowings. Any such distributions funded through expense reimbursements or waivers of advisory fees are not based on the Company’s investment performance, and can only be sustained if the Company achieves positive investment performance in future periods and/or FS Investments continues to make such reimbursements or waivers of such fees. The Company’s future repayments of amounts reimbursed or waived by FS Investments or its affiliates will reduce the distributions that stockholders would otherwise receive in the future. FS Investments and its affiliates have no obligation to waive advisory fees or otherwise reimburse expenses in future periods. No portion of the distributions paid during the year ended December 31, 2017 was funded through the reimbursement of operating

FS Investment Corporation IV
Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 5. Distributions (continued)

expenses by FS Investments. During the year ended December 31, 2016, If FS Investments had not reimbursed certain of the Company’s expenses, 15% of the aggregate amount of distributions paid would have been funded from offering proceeds or borrowings.
The following table reflects the sources of the cash distributions paid to stockholders on a tax basis that the Company has paid on its common stock during the years ended December 31, 2017 and 2016:
	Year Ended December 31,
	2017		2016
Source of Distribution	Distribution Amount	Percentage	Distribution Amount	Percentage
Offering proceeds	$—	—	$—	—
Borrowings	—	—	—	—
Net investment income (prior to expense reimbursement)(1)	15,610	88%	2,673	60%
Short-term capital gains proceeds from the sale of assets	2,032	12%	1,104	25%
Long-term capital gains proceeds from the sale of assets	—	—	—	—
Non-capital gains proceeds from the sale of assets	—	—	—	—
Distributions on account of preferred and common equity	—	—	—	—
Expense reimbursement from sponsor	—	—	666	15%
Total	$17,642	100%	$4,443	100%

(1)
During the years ended December 31, 2017 and 2016, 98.4% and 94.6%, respectively, of the Company’s gross investment income was attributable to cash income earned, 1.4% and 4.5%, respectively, was attributable to non-cash accretion of discount and 0.2% and 0.9%, respectively, was attributable to paid-in-kind interest, or PIK, interest.

The Company’s net investment income on a tax basis for the years ended December 31, 2017 and 2016 was $16,516 and $3,339, respectively. As of December 31, 2017 and 2016, the Company had $6,277 and $2,032, respectively, of undistributed net investment income and accumulated undistributed net realized gains on a tax basis.
The difference between the Company’s GAAP-basis net investment income (loss) and its tax-basis net investment income is primarily due to the reclassification of unamortized original issue discount, certain amendment fees and prepayment fees recognized upon prepayment of loans from income for GAAP purposes to realized gains for tax purposes, the reversal of the required accrual for GAAP purposes of incentive fees on unrealized gains even though no such incentive fees on unrealized gains are payable by the Company, the inclusion of a portion of the periodic net settlement payments due on its TRS in tax-basis net investment income and non-deductible offering costs.

FS Investment Corporation IV
Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 5. Distributions (continued)

The following table sets forth a reconciliation between GAAP-basis net investment income (loss) and tax-basis net investment income during the years ended December 31, 2017 and 2016:
	Year Ended December 31,
	2017	2016
GAAP-basis net investment income (loss)	$6,149	$(1,765)
Reversal of incentive fee accrual on unrealized gains	925	817
Reclassification of unamortized original issue discount, amendment fees and prepayment fees	(860)	(166)
Tax-basis net investment income portion of total return swap payments	7,714	2,932
Accretion of discount on total return swap	755	309
Nondeductible offering costs	1,392	—
Other miscellaneous differences	441	1,212
Tax-basis net investment income	$16,516	$3,339

The Company may make certain adjustments to the classification of stockholders’ equity as a result of permanent book-to-tax differences. During the year ended December 31, 2017, the Company increased accumulated undistributed (distributions in excess of) net investment income by $8,408 and reduced accumulated undistributed net realized gains (losses) on investments and total return swap and capital in excess of par value by $6,854 and $1,554, respectively. During the year ended December 31, 2016, the Company increased accumulated undistributed (distributions in excess of) net investment income by $3,681, and reduced accumulated undistributed net realized gains (losses) on investments and total return swap and capital in excess of par value by $2,766 and $915, respectively.
The determination of the tax attributes of the Company’s distributions is made annually as of the end of the Company’s fiscal year based upon the Company’s taxable income for the full year and distributions paid for the full year. The actual tax characteristics of distributions to stockholders are reported to stockholders annually on Form 1099-DIV.
As of December 31, 2017 and 2016, the components of accumulated earnings on a tax basis were as follows:
	December 31,
	2017	2016
Distributable ordinary income (net investment income and short-term capital gains)	$5,882	$2,032
Distributable capital gains (accumulated capital losses)	395	—
Other temporary differences	(2,318)	(1,114)
Net unrealized appreciation (depreciation) on investments and total return swap(1)	4,682	3,671
Total	$8,641	$4,589

(1)
As of December 31, 2017 and 2016, the gross unrealized appreciation on the Company’s investments and TRS was $5,256 and $3,725, respectively, and the gross unrealized depreciation on the Company’s investments was $574 and $54, respectively.

The aggregate cost of the Company’s investments, including the accretion of discount on the TRS, for U.S. federal income tax purposes totaled $263,356 and $62,061 as of December 31, 2017 and 2016, respectively. The aggregate net unrealized appreciation (depreciation) on a tax basis, including the Company’s TRS, was $4,682 and $3,671 as of December 31, 2017 and 2016, respectively.

FS Investment Corporation IV
Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 6. Investment Portfolio
The following table summarizes the composition of the Company’s investment portfolio at cost and fair value as of December 31, 2017 and 2016:
	December 31, 2017			December 31, 2016
	Amortized Cost(1)	Fair Value	Percentage of Portfolio	Amortized Cost(1)	Fair Value	Percentage of Portfolio
Senior Secured Loans — First Lien	$136,060	$137,737	51%	$40,917	$41,296	65%
Senior Secured Loans — Second Lien	34,677	35,420	13%	5,423	5,843	9%
Senior Secured Bonds	20,481	20,196	8%	2,000	2,045	3%
Subordinated Debt	69,585	71,532	27%	12,761	13,502	22%
Equity/Other	1,489	2,285	1%	651	624	1%
Total	$262,292	$267,170	100%	$61,752	$63,310	100%
The following table summarizes the composition of the Company’s investment portfolio at cost and fair value as of December 31, 2017 and 2016 to include, on a look-through basis, the investments underlying the TRS, as disclosed in Note 8. The investments underlying the TRS had a notional amount and market value of  $151,866 and $151,348, respectively, as of December 31, 2017 and $110,444 and $112,411, respectively, as of December 31, 2016.
	December 31, 2017			December 31, 2016
	Amortized Cost(1)	Fair Value	Percentage of Portfolio	Amortized Cost(1)	Fair Value	Percentage of Portfolio
Senior Secured Loans — First Lien	$252,241	$252,500	60%	$136,436	$138,354	79%
Senior Secured Loans — Second Lien	70,362	72,005	17%	20,348	21,196	12%
Senior Secured Bonds	20,481	20,196	5%	2,000	2,045	1%
Subordinated Debt	69,585	71,532	17%	12,761	13,502	8%
Equity/Other	1,489	2,285	1%	651	624	0%
Total	$414,158	$418,518	100%	$172,196	$175,721	100%

(1)
Amortized cost represents the original cost adjusted for the amortization of premiums and/or accretion of discounts, as applicable, on investments.

In general, under the 1940 Act, the Company would be presumed to “control” a portfolio company if it owned more than 25% of its voting securities or it had the power to exercise control over the management or policies of such portfolio company, and would be an “affiliated person” of a portfolio company if it owned 5% or more of its voting securities. As of December 31, 2017 and 2016, the Company did not “control” and was not an “affiliated person” of any of its portfolio companies, each as defined in the 1940 Act.
The Company’s investment portfolio may contain loans and other unfunded arrangements that are in the form of lines of credit, revolving credit facilities, delayed draw credit facilities or other investments, pursuant to which the Company may be required to provide funding when requested by portfolio companies in accordance with the terms of the underlying agreements. As of December 31, 2017, the Company had ten unfunded debt investments with aggregate unfunded commitments of  $11,076 and an unfunded equity/other commitment to purchase up to $4 in shares of Series A units of Chisholm Oil and Gas, LLC. As of December 31, 2016, the Company had seven unfunded debt investments with aggregate unfunded commitments of  $9,846. The Company maintains sufficient cash on hand, available borrowings and liquid securities to fund such unfunded commitments should the need arise. For additional details regarding the Company’s unfunded debt investments, see the Company’s consolidated schedules of investments as of December 31, 2017 and 2016.

FS Investment Corporation IV
Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 6. Investment Portfolio (continued)

The table below describes investments by industry classification and enumerates the percentage, by fair value, of the total portfolio assets in such industries as of December 31, 2017 and 2016:
	December 31, 2017		December 31, 2016
Industry Classification	Fair Value	Percentage of Portfolio	Fair Value	Percentage of Portfolio
Automobiles & Components	$—	—	$2,925	5%
Capital Goods	60,114	22%	11,696	19%
Commercial & Professional Services	26,622	10%	12,694	20%
Consumer Durables & Apparel	6,912	3%	—	—
Consumer Services	27,553	10%	17,880	28%
Diversified Financials	8,839	3%	1,988	3%
Energy	24,874	9%	2,044	3%
Food, Beverage & Tobacco	4,374	2%	—	—
Health Care Equipment & Services	13,223	5%	—	—
Insurance	15,226	6%	—	—
Materials	39,887	15%	—	—
Retailing	26,110	10%	3,069	5%
Software & Services	13,436	5%	11,014	17%
Total	$267,170	100%	$63,310	100%

Note 7. Fair Value of Financial Instruments
Under existing accounting guidance, fair value is defined as the price that the Company would receive upon selling an investment or pay to transfer a liability in an orderly transaction to a market participant in the principal or most advantageous market for the investment. This accounting guidance emphasizes valuation techniques that maximize the use of observable market inputs and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing an asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the Company. Unobservable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances.
The Company classifies the inputs used to measure these fair values into the following hierarchy as defined by current accounting guidance:
Level 1: Inputs that are quoted prices (unadjusted) in active markets for identical assets or liabilities.
Level 2: Inputs that are quoted prices for similar assets or liabilities in active markets.
Level 3: Inputs that are unobservable for an asset or liability.
A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement.

FS Investment Corporation IV
Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 7. Fair Value of Financial Instruments (continued)

As of December 31, 2017 and 2016, the Company’s investments and total return swap were categorized as follows in the fair value hierarchy:
Valuation Inputs	December 31, 2017		December 31, 2016
	Investments	Total Return Swap	Investments	Total Return Swap
Level 1 — Price quotations in active markets	$—	$—	$—	$—
Level 2 — Significant other observable inputs	—	—	—	—
Level 3 — Significant unobservable inputs	267,170	868	63,310	2,422
Total	$267,170	$868	$63,310	$2,422

The Company’s investments consist primarily of debt investments that are either acquired directly from the issuer or traded on an over-the-counter market for institutional investors. Debt investments, for which broker quotes are not available, are valued by independent valuation firms, which determine the fair value of such investments by considering, among other factors, the borrower’s ability to adequately service its debt, prevailing interest rates for like investments, expected cash flows, call features, anticipated prepayments and other relevant terms of the investments. Except as described below, all of the Company’s equity/other investments are also valued by independent valuation firms, which determine the fair value of such investments by considering, among other factors, contractual rights ascribed to such investments, as well as various income scenarios and multiples of earnings before interest, taxes, depreciation and amortization, or EBITDA, cash flows, net income, or revenues or, in limited instances, book value or liquidation value. An investment that is newly issued and purchased near the date of the financial statements is valued at cost, if the Company’s board of directors determines that the cost of such investment is the best indication of its fair value. Investments that are traded on an active public market are valued at their closing price as of the date of the financial statements. Except as described above, the Company values its other investments by using the midpoint of the prevailing bid and ask prices from dealers on the date of the relevant period end, which are provided by independent third-party pricing services and screened for validity by such services.
The Company values the TRS in accordance with the agreements between Cheltenham Funding and Citibank that collectively established the TRS, which agreements are collectively referred to herein as the TRS Agreement. Pursuant to the TRS Agreement, the value of the TRS is based on the increase or decrease in the value of the loans underlying the TRS, together with accrued interest income, interest expense and certain other expenses incurred under the TRS. The loans underlying the TRS are valued by Citibank. Citibank bases its valuation on the indicative bid prices provided by an independent third-party pricing service. Bid prices reflect the highest price that market participants may be willing to pay. These valuations are sent to the Company for review and testing. The valuation committee of the Company’s board of directors, or the valuation committee, and the board of directors review and approve the value of the TRS, as well as the value of the loans underlying the TRS, on a quarterly basis. To the extent the valuation committee or board of directors has any questions or concerns regarding the valuation of the loans underlying the TRS, such valuation is discussed or challenged pursuant to the terms of the TRS Agreement. See Note 8 for additional information regarding the Company’s TRS.
The Company periodically benchmarks the bid and ask prices it receives from the third-party pricing services and/or dealers, as applicable, against the actual prices at which the Company purchases and sells its investments. Based on the results of the benchmark analysis and the experience of the Company’s management in purchasing and selling these investments, the Company believes that these prices are reliable indicators of fair value. However, because of the private nature of this

FS Investment Corporation IV
Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 7. Fair Value of Financial Instruments (continued)

marketplace (meaning actual transactions are not publicly reported), the Company believes that these valuation inputs are classified as Level 3 within the fair value hierarchy. The Company may also use other methods, including the use of an independent valuation firm, to determine fair value for securities for which it cannot obtain prevailing bid and ask prices through third-party pricing services or independent dealers, or where the Company’s board of directors otherwise determines that the use of such other methods is appropriate. The Company periodically benchmarks the valuations provided by the independent valuation firms against the actual prices at which the Company purchases and sells its investments. The valuation committee and the board of directors reviewed and approved the valuation determinations made with respect to these investments in a manner consistent with the Company’s valuation policy.
The following is a reconciliation for the years ended December 31, 2017 and 2016 of investments for which significant unobservable inputs (Level 3) were used in determining fair value:
	For the Year Ended December 31, 2017
	Senior Secured Loans — First Lien	Senior Secured Loans — Second Lien	Senior Secured Bonds	Subordinated Debt	Equity/ Other	Total
Fair value at beginning of period	$41,296	$5,843	$2,045	$13,502	$624	$63,310
Accretion of discount (amortization of premium)	111	362	(64)	195	—	604
Net realized gain (loss)	450	204	485	213	—	1,352
Net change in unrealized appreciation (depreciation)	1,298	323	(330)	1,206	823	3,320
Purchases	126,953	37,116	42,700	63,617	838	271,224
Paid-in-kind interest	31	—	—	1	—	32
Sales and repayments	(32,402)	(8,428)	(24,640)	(7,202)	—	(72,672)
Net transfers in or out of Level 3	—	—	—	—	—	—
Fair value at end of period	$137,737	$35,420	$20,196	$71,532	$2,285	$267,170
The amount of total gains or losses for the period included in changes in net assets attributable to the change in unrealized gains or losses relating to investments still held at the reporting date	$1,571	$701	$(352)	$1,320	$822	$4,062

FS Investment Corporation IV
Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 7. Fair Value of Financial Instruments (continued)

	For the Year Ended December 31, 2016
	Senior Secured Loans — First Lien	Senior Secured Loans — Second Lien	Senior Secured Bonds	Subordinated Debt	Equity/ Other	Total
Fair value at beginning of period	$—	$—	$—	$—	$—	$—
Accretion of discount (amortization of premium)	127	34	—	67	—	228
Net realized gain (loss)	707	357	—	47	—	1,111
Net change in unrealized appreciation (depreciation)	379	420	45	741	(27)	1,558
Purchases	116,537	16,470	2,000	24,104	692	159,803
Paid-in-kind interest	28	—	—	—	—	28
Sales and repayments	(76,482)	(11,438)	—	(11,457)	(41)	(99,418)
Net transfers in or out of Level 3	—	—	—	—	—	—
Fair value at end of period	$41,296	$5,843	$2,045	$13,502	$624	$63,310
The amount of total gains or losses for the period included in changes in net assets attributable to the change in unrealized gains or losses relating to investments still held at the reporting date	$379	$420	$45	$741	$(27)	$1,558

The following is a reconciliation for the years ended December 31, 2017 and 2016 of the total return swap for which significant unobservable inputs (Level 3) were used in determining the fair value:
	For the Year Ended December 31,
	2017	2016
Fair value at beginning of period	$2,422	$—
Accretion of discount (amortization of premium)	—	—
Net realized gain (loss)	10,873	4,791
Net change in unrealized appreciation (depreciation)	(1,554)	2,422
Sales and repayments	(10,873)	(4,791)
Net transfers in or out of Level 3	—	—
Fair value at end of period	$868	$2,422
The amount of total gains or losses for the period included in changes in net assets attributable to the change in unrealized gains or losses relating to the total return swap still held at the reporting date	$(1,554)	$2,422

FS Investment Corporation IV
Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 7. Fair Value of Financial Instruments (continued)

The valuation techniques and significant unobservable inputs used in recurring Level 3 fair value measurements as of December 31, 2017 and 2016 were as follows:
Type of Investment	Fair Value at December 31, 2017	Valuation Technique(1)	Unobservable Input	Range	Weighted Average
Senior Secured Loans — First Lien	$118,198	Market Comparables	Market Yield (%)	8.0% – 12.0%	9.2%
	19,539	Market Quotes	Indicative Dealer Quotes	97.7% – 101.5%	99.6%
Senior Secured Loans — Second Lien	6,790	Market Comparables	Market Yield (%)	8.3% – 11.7%	10.5%
	28,630	Market Quotes	Indicative Dealer Quotes	99.8% – 103.3%	101.3%
Senior Secured Bonds	4,382	Market Comparables	Market Yield (%)	7.7% – 10.2%	8.9%
	15,814	Market Quotes	Indicative Dealer Quotes	95.5% – 100.6%	98.0%
Subordinated Debt	11	Market Comparables	EBITDA Multiples (x)	10.5x – 11.0x	10.8x
	71,521	Market Quotes	Indicative Dealer Quotes	91.1% – 108.5%	101.2%
Equity/Other	2,285	Market Comparables	EBITDA Multiples (x)	5.5x – 23.5x	9.5x
		Option Valuation Model	Volatility (%)	30.0% – 30.0%	30.0%
Total	$267,170
Total Return Swap	$868	Market Quotes	Indicative Dealer Quotes	58.3% – 101.5%	97.4%
Type of Investment	Fair Value at December 31, 2016	Valuation Technique(1)	Unobservable Input	Range	Weighted Average
Senior Secured Loans — First Lien	$21,315	Market Comparables	Market Yield (%)	8.0% – 10.5%	9.1%
	34	Other(2)	Other(2)	N/A	N/A
	13,697	Market Quotes	Indicative Dealer Quotes	97.0% – 101.5%	99.8%
	6,250	Cost	Cost	100% – 100%	100.0%
Senior Secured Loans — Second Lien	1,209	Market Comparables	Market Yield (%)	12.5% – 13.0%	12.8%
	4,634	Market Quotes	Indicative Dealer Quotes	93.5% – 98.5%	97.4%
Senior Secured Bonds	2,045	Market Comparables	Market Yield (%)	8.5% – 9.0%	8.8%
Subordinated Debt	9	Market Comparables	EBITDA Multiples (x)	9.3x – 10.3x	9.8x
	13,493	Market Quotes	Indicative Dealer Quotes	99.9% – 102.8%	101.5%
Equity/Other	624	Market Comparables	EBITDA Multiples (x)	7.0x – 14.3x	9.6x
Total	$63,310
Total Return Swap	$2,422	Market Quotes	Indicative Dealer Quotes	81.4% - 101.8%	97.6%

(1)
Investments using a market quotes valuation technique were valued by using the midpoint of the prevailing bid and ask prices from dealers on the date of the relevant period end, which were provided by independent third-party pricing services and screened for validity by such services, with the exception of investments in the Total Return Swap, which were valued by using the bid price from dealers on the date of the relevant period end. For investments utilizing a market comparables valuation technique, a significant increase (decrease) in the market yield, in isolation, would result in a significantly lower (higher) fair value measurement, and a significant increase (decrease) in any of the valuation multiples, in isolation, would result in a significantly higher (lower) fair value measurement. For investments utilizing an option valuation model valuation technique, a significant increase (decrease) in the volatility, in isolation, would result in a significantly higher (lower) fair value measurement.

(2)
Fair value based on expected outcome of proposed corporate transactions or other various factors.

FS Investment Corporation IV
Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 8. Financing Arrangements
The following tables present summary information with respect to the Company’s outstanding financing arrangements as of December 31, 2017 and 2016:
	As of December 31, 2017
Arrangement	Type of Arrangement	Rate	Amount Outstanding	Amount Available	Maturity Date
BNP Facility	Prime Brokerage	L+1.25%	$19,900	$30,100	September 27, 2018(1)
Citibank Total Return Swap	Total Return Swap	L+1.60%	$151,866	$23,134	N/A(2)
	As of December 31, 2016
Arrangement	Type of Arrangement	Rate	Amount Outstanding	Amount Available	Maturity Date
Citibank Total Return Swap	Total Return Swap	L+1.60%	$110,444	$14,556	N/A(3)

(1)
As described below, this facility generally is terminable upon 270 days’ notice by either party. As of December 31, 2017, neither party to the facility had provided notice of its intent to terminate the facility.

(2)
The TRS may be terminated by Cheltenham Funding at any time, subject to payment of an early termination fee if prior to the date 30 days before July 19, 2018 (January 19, 2018 as of December 31, 2017), or by Citibank on or after July 19, 2018 (January 19, 2018 as of December 31, 2017), in each case, in whole or in part, upon prior written notice to the other party.

(3)
The TRS may be terminated by Cheltenham Funding at any time, subject to payment of an early termination fee if prior to the date 30 days before July 19, 2017, or by Citibank on or after July 19, 2017, in each case, in whole or in part, upon prior written notice to the other party.

BNP Facility
On February 10, 2017, the Company’s wholly-owned, special-purpose financing subsidiary, Broomall Funding LLC, or Broomall Funding, entered into a committed facility arrangement, or the BNP facility, with BNP Paribas Prime Brokerage International, Ltd., or BNPP, pursuant to which Broomall Funding may borrow, beginning March 1, 2017, and from time to time thereafter, up to $50,000 from BNPP. Under the terms of the BNP facility, as amended, the maximum commitment financing available to Broomall Funding is $50,000, the interest rate payable on borrowings under the committed facility agreement is three-month LIBOR plus 125 basis points and the commitment fee payable under the committed facility agreement is (a) 65 basis points on unused amounts so long as 75% or more of the facility amount is utilized or (b) 85 basis points on unused amounts if less than 75% of the facility amount is utilized.
Broomall Funding’s obligations to BNPP under the BNP facility are secured by a first priority security interest in substantially all of the assets of Broomall Funding, including its portfolio of securities. The value of securities required to be pledged by Broomall Funding is determined in accordance with the margin requirements described in the BNP facility agreements. The obligations of Broomall Funding under the BNP facility are non-recourse to the Company and the Company’s exposure under the BNP facility is limited to the value of its investment in Broomall Funding.
Broomall Funding may terminate the committed facility agreement upon 270 days’ notice. Absent a default or facility termination event (or the ratings decline described in the following sentence), BNPP is required to provide Broomall Funding with 270 days’ notice prior to terminating or materially amending the committed facility agreement. BNPP has a cancellation right if BNP Paribas’ long-term credit rating declines three or more notches below its highest rating by any of Standard & Poor’s Financial Services LLC, or S&P, Moody’s Investors Service, Inc., or Moody’s, or Fitch Ratings, Inc., during the period commencing on the closing date of the committed facility agreement and ending on the date of such long-term credit rating decline. Upon any such termination, BNPP is required to pay Broomall Funding a fee equal to 0.50% of the maximum amount of financing available on the termination date.

FS Investment Corporation IV
Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 8. Financing Arrangements (continued)

In connection with the BNP facility, Broomall Funding has made certain representations and warranties and is required to comply with various covenants, reporting requirements and other customary requirements for similar facilities. The BNP facility agreements contain events of default and termination events customary for similar financing transactions, and additionally an event of default or termination event upon the termination of the investment advisory and administrative services agreement or if FSIC IV Advisor otherwise ceases to act as the Company’s investment adviser and is not immediately replaced by an affiliate or other investment adviser acceptable to BNPP.
The Company incurred costs in connection with obtaining the facility, which the Company recorded as deferred financing costs on the Company’s consolidated balance sheets and amortized to interest expense over the life of the facility. As of December 31, 2017, all of such deferred financing costs had been amortized to interest expense.
For the year ended December 31, 2017, the components of total interest expense for the BNP facility were as follows:
Year Ended December 31, 2017
Direct interest expense	$393
Non-usage fees	232
Amortization of deferred financing costs	75
Total interest expense	$700
For the year ended December 31, 2017, the cash paid for interest expense, average borrowings, effective interest rate and weighted average interest rate for the BNP facility were as follows:
Year Ended December 31, 2017
Cash paid for interest expense(1)	$550
Average borrowings under the facility(2)	$20,178
Effective interest rate on borrowings (including the effect of non-usage fees)	3.79%
Weighted average interest rate (including the effect of non-usage fees)(3)	3.84%

(1)
Interest is payable monthly in arrears and commenced on May 23, 2017.

(2)
Average borrowings were calculated for the period since the Company commenced borrowings thereunder to December 31, 2017.

(3)
Includes non-usage fees on the unused portion of the facility since the Company commenced borrowings thereunder to December 31, 2017.

Borrowings of Broomall Funding will be considered borrowings of the Company for purposes of complying with the asset coverage requirements applicable to BDCs under the 1940 Act.

FS Investment Corporation IV
Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 8. Financing Arrangements (continued)

Citibank Total Return Swap
Counterparty	Description	Termination Date	Value
Citibank	A TRS is a contract in which one party agrees to make periodic payments to another party based on the change in the market value of the assets underlying the TRS, which may include a specified security, basket of securities or securities indices during a specified period, in return for periodic payments based on a fixed or variable interest rate.	Citibank may terminate the TRS on or after July 19, 2018 (January 19, 2018 as of December 31, 2017), unless certain specified events permit Citibank to terminate the TRS on an earlier date. Cheltenham Funding may terminate the TRS at any time upon providing no more than 30 days, and no less than 10 days, prior notice to Citibank, subject to an early termination fee if prior to the date 30 days before July 19, 2018 (January 19, 2018 as of December 31, 2017).	$868
On January 19, 2016, the Company’s wholly-owned financing subsidiary, Cheltenham Funding, entered into a TRS for a portfolio of primarily senior secured floating rate loans with Citibank. The TRS, which has subsequently been amended multiple times to, among other things, increase the maximum aggregate notional amount of the portfolio of loans subject to the TRS from $20,000 initially, to $175,000 and extend the date that Citibank or the Company may terminate the TRS any time on or after July 19, 2018 (January 19, 2018 as of December 31, 2017).
A TRS effectively adds leverage to a portfolio by providing investment exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Because of the unique structure of a TRS, a TRS often offers lower financing costs than are offered through more traditional borrowing arrangements. The TRS with Citibank enables the Company, through its ownership of Cheltenham Funding, to obtain the economic benefit of owning the loans subject to the TRS, without actually owning them, in return for an interest-type payment to Citibank. As such, the TRS is analogous to Cheltenham Funding borrowing funds to acquire loans and incurring interest expense to a lender.
Until the date on which the reference portfolio under the TRS meets the full set of diversity and other portfolio criteria required under the TRS documents, or the Portfolio Criteria Satisfaction Date, the Company will guarantee Cheltenham Funding’s obligations under the TRS, or the Guarantee. Thereafter, the Guarantee will terminate and the obligations of Cheltenham Funding under the TRS will be non-recourse to the Company. Accordingly, on and after the Portfolio Criteria Satisfaction Date, the Company’s exposure under the TRS will be limited to the value of the Company’s investment in Cheltenham Funding, which generally will equal the value of cash collateral provided by Cheltenham Funding under the TRS.
Pursuant to the terms of the TRS, Cheltenham Funding may select a portfolio of loans with a maximum aggregate notional amount (determined at the time each such loan becomes subject to the TRS) of $175,000. Cheltenham Funding is required to initially cash collateralize a specified percentage of each loan included under the TRS in accordance with margin requirements described in the agreements between Cheltenham Funding and Citibank that collectively establish the TRS, or collectively, the TRS Agreement. Under the terms of the TRS, Cheltenham Funding has agreed not to draw upon, or post as collateral, such cash collateral in respect of other financings or operating requirements prior to the termination of the TRS.
Each individual loan in the portfolio of loans subject to the TRS, and the portfolio of loans taken as a whole, must meet criteria described in the TRS Agreement, including a requirement that substantially all of the loans underlying the TRS be rated by Moody’s and S&P, and quoted by a nationally

FS Investment Corporation IV
Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 8. Financing Arrangements (continued)

recognized pricing service. Under the terms of the TRS, Citibank, as calculation agent, determines whether there has been a failure to satisfy the portfolio criteria in the TRS. If such failure continues for 30 days following the delivery of notice thereof, then Citibank has the right, but not the obligation, to terminate the TRS. Cheltenham Funding receives from Citibank all interest and fees payable in respect of the loans included in the portfolio. Cheltenham Funding pays to Citibank interest at a rate equal to one-month LIBOR, plus (a) 1.60% per annum prior to the Portfolio Criteria Satisfaction Date and (b) thereafter, 1.50% per annum, in both cases on the utilized notional amount of the loans subject to the TRS.
Under the terms of the TRS, Cheltenham Funding may be required to post additional cash collateral, on a dollar-for-dollar basis, in the event of depreciation in the value of the underlying loans below a specified amount. The amount of collateral required to be posted by Cheltenham Funding is determined primarily on the basis of the aggregate value of the underlying loans. The terms of the TRS with Citibank, the counter-party, incorporate a master netting arrangement. If Cheltenham Funding enters into another derivative with the counter-party, it could be offset with the TRS. As of December 31, 2017, there were no other contracts to offset the TRS.
Except as required under the Guarantee, the Company has no contractual obligation to post any such additional collateral (as described above) or to make any interest payments to Citibank. When the Guarantee is no longer in effect and payment thereunder to satisfy Cheltenham Funding’s obligations is no longer required, the Company may, but is not obligated to, increase its equity investment in Cheltenham Funding for the purpose of funding any additional collateral or payment obligations for which Cheltenham Funding may become obligated during the term of the TRS. If the Company does not make any such additional investment in Cheltenham Funding and Cheltenham Funding fails to meet its obligations under the TRS, then Citibank will have the right to terminate the TRS and seize the cash collateral posted by Cheltenham Funding under the TRS. In the event of an early termination of the TRS prior to the ramp-down period, Cheltenham Funding would be required to pay an early termination fee. Under the terms of the TRS, the early termination fee will equal the present value of a stream of monthly payments which would be owed by Cheltenham Funding to Citibank for the period from the termination date through and including July 19, 2018 (January 19, 2018 as of December 31, 2017). Such monthly payments will equal the product of  (x) 85%, multiplied by (y) the maximum notional amount of the TRS ($175,000 as of December 31, 2017), multiplied by (z) 1.60% or 1.50% per annum, as applicable.
Cheltenham Funding will be required to pay an early termination fee to Citibank if it elects to terminate the TRS at any time before 30 days prior to July 19, 2018 (January 19, 2018 as of December 31, 2017). If the TRS had been terminated as of December 31, 2017, Cheltenham Funding would not have been required to pay an early termination fee. Other than during the first 90 days and last 30 days of the term of the TRS, Cheltenham Funding is required to pay a minimum usage fee if less than 85% of the maximum notional amount of the TRS is utilized and an unused fee on any amounts unutilized if greater than 85% but less than 100% of the maximum notional amount of the TRS is utilized.
As of December 31, 2017 and 2016, the fair value of the TRS was $868 and $2,422, respectively, which is reflected in the Company’s consolidated balance sheets as unrealized appreciation on total return swap. As of December 31, 2017 and 2016, the receivable due on the TRS was $795 and $977, respectively, which is reflected in the Company’s consolidated balance sheets as a receivable due on total return swap. As of December 31, 2017 and 2016, the Company posted $70,500 and $46,000, respectively, in cash collateral held by Citibank (of which only $57,806 and $40,367, respectively, was

FS Investment Corporation IV
Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 8. Financing Arrangements (continued)

required to be posted). The cash collateral held by Citibank is reflected in the Company’s consolidated balance sheets as due from counterparty. The Company does not offset collateral posted in relation to the TRS with any unrealized appreciation (depreciation) outstanding on the consolidated balance sheets as of December 31, 2017 and 2016.
For the years ended December 31, 2017 and 2016, transactions in the TRS resulted in net realized gain (loss) on the total return swap of  $10,873 and $4,791, respectively, and net change unrealized appreciation (depreciation) on the total return swap and $(1,554) and $2,422, respectively, which are reflected in the Company’s consolidated statements of operations.
For purposes of the asset coverage ratio test applicable to the Company as a BDC, the Company treats the outstanding notional amount of the TRS, less the initial amount of any cash collateral required to be posted by Cheltenham Funding under the TRS, as a senior security for the life of that instrument. The Company may, however, accord different treatment to the TRS in the future in accordance with any applicable new rules or interpretations adopted by the staff of the SEC.
Further, for purposes of Section 55(a) under the 1940 Act, the Company treats each loan underlying the TRS as a qualifying asset if the obligor on such loan is an eligible portfolio company and as a non-qualifying asset if the obligor is not an eligible portfolio company. The Company may, however, accord different treatment to the TRS in the future in accordance with any applicable new rules or interpretations adopted by the staff of the SEC.

FS Investment Corporation IV
Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 8. Financing Arrangements (continued)

The following is a summary of the underlying loans subject to the TRS as of December 31, 2017:
Underlying Loan(1)	Industry	Rate(2)	Floor	Maturity	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)
American Bath Group, LLC(4)	Capital Goods	L+525	1.0%	9/30/23	$3,792	$3,978	$186
American Bath Group, LLC	Capital Goods	L+975	1.0%	9/30/24	2,760	2,993	233
ATX Networks Corp.(3)	Technology Hardware & Equipment	L+600, 1.0% PIK (1.0% Max PIK)	1.0%	6/11/21	6,617	6,737	120
Avaya Inc.	Technology Hardware & Equipment	L+475	1.0%	12/15/24	9,900	9,829	(71)
CDS U.S. Intermediate Holdings, Inc.(3)	Media	L+825	1.0%	7/10/23	3,238	3,196	(42)
Dayton Superior Corp.	Materials	L+800	1.0%	11/15/21	3,734	3,234	(500)
Diamond Resorts International, Inc.	Consumer Services	L+450	1.0%	9/2/23	6,740	6,958	218
Elo Touch Solutions, Inc.	Technology Hardware & Equipment	L+600	1.0%	10/25/23	3,168	3,192	24
FullBeauty Brands Holdings Corp.	Consumer Durables & Apparel	L+475	1.0%	10/14/22	4,619	2,832	(1,787)
Gulf Finance, LLC	Energy	L+525	1.0%	8/25/23	4,718	4,356	(362)
Inmar, Inc.	Software & Services	L+800	1.0%	5/1/25	6,895	7,000	105
Interior Logic Group, Inc.	Capital Goods	L+600	1.0%	3/1/24	6,669	6,901	232
Ivanti Software, Inc.	Software & Services	L+425	1.0%	1/20/24	2,518	2,401	(117)
LBM Borrower, LLC	Capital Goods	L+450	1.0%	8/20/22	8,565	8,691	126
LBM Borrower, LLC(4)	Capital Goods	L+925	1.0%	8/20/23	2,876	2,994	118
LD Intermediate Holdings, Inc.	Software & Services	L+588	1.0%	12/9/22	7,020	6,949	(71)
MORSCO, Inc.	Capital Goods	L+700	1.0%	10/31/23	3,042	3,208	166
nThrive, Inc.	Health Care Equipment & Services	L+450	1.0%	10/19/22	5,663	5,749	86
P.F. Chang’s China Bistro, Inc.	Consumer Services	L+500	1.0%	9/1/22	7,257	7,026	(231)
P2 Upstream Acquisition Co.	Energy	L+400	1.3%	10/30/20	2,437	2,532	95
P2 Upstream Acquisition Co.	Energy	L+800	1.0%	4/30/21	1,309	1,365	56
Peak 10 Holding Corp.	Software & Services	L+725	1.0%	8/1/25	4,582	4,646	64
Quest Software US Holdings Inc.	Software & Services	L+550	1.0%	10/31/22	9,121	9,303	182
Specialty Building Products Holdings, LLC	Capital Goods	L+600	1.0%	10/26/23	6,443	6,677	234
Strike, LLC	Energy	L+800	1.0%	11/30/22	2,925	3,045	120
ThermaSys Corp.	Capital Goods	L+400	1.3%	5/3/19	3,335	3,273	(62)
TKC Holdings, Inc.(4)	Retailing	L+800	1.0%	2/1/24	7,771	7,850	79
TravelCLICK, Inc.(4)	Software & Services	L+775	1.0%	11/6/21	4,070	4,218	148
Westbridge Technologies, Inc.(4)	Software & Services	L+850	1.0%	4/28/23	4,839	4,876	37
WP CPP Holdings, LLC	Capital Goods	L+775	1.0%	4/30/21	2,184	2,323	139
York Risk Services Holding Corp.(4)	Insurance	L+375	1.0%	10/1/21	3,059	3,016	(43)
Total					$151,866	$151,348	(518)
Total TRS Accrued Income and LIabilities:							1,386
Total TRS Fair Value:							$868

FS Investment Corporation IV
Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 8. Financing Arrangements (continued)

The following is a summary of the underlying loans subject to the TRS as of December 31, 2016:
Underlying Loan(1)	Industry	Rate(2)	Floor	Maturity	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)
American Bath Group, LLC	Capital Goods	L+575	1.0%	9/30/23	$3,830	$3,985	$155
American Bath Group, LLC	Capital Goods	L+975	1.0%	9/30/24	2,760	2,880	120
ATX Networks Corp.(3)	Technology Hardware & Equipment	L+600	1.0%	6/11/21	6,770	6,805	35
Avantor Performance Materials Holdings, Inc.	Materials	L+500	1.0%	6/21/22	4,594	4,705	111
Cadence Aerospace Finance, Inc.	Capital Goods	L+575	1.3%	5/9/18	1,850	1,920	70
Caesars Entertainment Resort Properties, LLC	Consumer Services	L+600	1.0%	10/11/20	4,887	5,171	284
CEVA Group Plc(3)	Transportation	L+550	1.0%	3/19/21	1,273	1,233	(40)
CEVA Intercompany BV(3)	Transportation	L+550	1.0%	3/19/21	1,305	1,264	(41)
CEVA Logistics Canada, ULC(3)	Transportation	L+550	1.0%	3/19/21	225	218	(7)
CEVA Logistics U.S. Holdings, Inc.	Transportation	L+550	1.0%	3/19/21	1,800	1,744	(56)
Dayton Superior Corp.	Materials	L+800	1.0%	11/15/21	3,772	3,899	127
Diamond Resorts International, Inc.	Consumer Services	L+600	1.0%	9/2/23	6,808	6,982	174
DTZ U.S. Borrower, LLC	Real Estate	L+825	1.0%	11/4/22	340	337	(3)
EagleView Technology Corp.	Software & Services	L+825	1.0%	7/14/23	990	992	2
FullBeauty Brands Holdings Corp.	Consumer Durables & Apparel	L+475	1.0%	10/14/22	4,667	4,397	(270)
Gulf Finance, LLC	Energy	L+525	1.0%	8/25/23	4,838	5,000	162
HNC Holdings, Inc.	Capital Goods	L+450	1.0%	10/5/23	3,093	3,138	45
Landslide Holdings, Inc.	Software & Services	L+450	1.0%	9/27/22	6,370	6,506	136
LBM Borrower, LLC	Capital Goods	L+525	1.0%	8/20/22	6,469	6,415	(54)
LBM Borrower, LLC	Capital Goods	L+925	1.0%	8/20/23	2,876	2,910	34
LD Intermediate Holdings, Inc.	Software & Services	L+588	1.0%	12/9/22	7,200	7,400	200
MORSCO Inc.	Capital Goods	L+700	1.0%	10/31/23	3,120	3,258	138
P2 Upstream Acquisition Co.	Energy	L+400	1.3%	10/30/20	2,463	2,476	13
P2 Upstream Acquisition Co.	Energy	L+800	1.3%	4/30/21	1,309	1,361	52
Peak 10, Inc.	Software & Services	L+725	1.0%	6/17/22	526	524	(2)
Precyse Acquisition Corp.	Health Care Equipment & Services	L+550	1.0%	10/19/22	5,720	5,865	145
QCP SNF East REIT, LLC(3)	Real Estate	L+525	1.0%	10/31/22	2,940	3,053	113
Strike LLC	Energy	L+800	1.0%	11/30/22	4,850	4,925	75
TierPoint, LLC	Software & Services	L+425	1.0%	12/2/21	975	993	18
TierPoint, LLC	Software & Services	L+450	1.0%	12/2/21	887	908	21
TNS, Inc.	Software & Services	L+800	1.0%	8/14/20	1,499	1,526	27
TravelCLICK, Inc.	Software & Services	L+450	1.0%	5/6/21	3,975	3,975	—
TravelCLICK, Inc.	Software & Services	L+775	1.0%	11/6/21	2,993	3,150	157
Weight Watchers International, Inc.(3)	Consumer Services	L+325	0.8%	4/2/20	838	823	(15)
WP CPP Holdings, LLC	Capital Goods	L+775	1.0%	4/30/21	1,632	1,673	41
Total					$110,444	$112,411	1,967
Total TRS Accrued Income and Liabilities:							455
Total TRS Fair Value:							$2,422

(1)
Loan may be an obligation of one or more entities affiliated with the named company.

(2)
The variable rate securities underlying the TRS bear interest at a rate determined by a publicly disclosed base rate plus a basis point spread. As of December 31, 2017 and 2016, three-month LIBOR was 1.69% and 1.00%, respectively.

(3)
The investment is not a qualifying asset under the 1940 Act. A BDC may not acquire any asset other than qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets.

(4)
Security is also held directly by the Company or one of its wholly-owned subsidiaries as of December 31, 2017.

FS Investment Corporation IV
Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 9. Commitments and Contingencies
The Company enters into contracts that contain a variety of indemnification provisions. The Company’s maximum exposure under these arrangements is unknown; however, the Company has not had prior claims or losses pursuant to these contracts. Management of FSIC IV Advisor has reviewed the Company’s existing contracts and expects the risk of loss to the Company to be remote.
The Company is not currently subject to any material legal proceedings and, to the Company’s knowledge, no material legal proceedings are threatened against the Company. From time to time, the Company may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Company’s rights under contracts with its portfolio companies. While the outcome of these legal proceedings cannot be predicted with certainty, the Company does not expect that any such proceedings will have a material effect upon its financial condition or results of operations.
See Note 4 for a discussion of the Company’s commitments to FSIC IV Advisor and its affiliates (including FS Investments) and Note 6 for a discussion of the Company’s unfunded commitments.
Note 10. Senior Securities Asset Coverage
Information about the Company’s senior securities is shown in the table below for the years ended December 31, 2017 and 2016:
Year Ended December 31,	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage per Unit(2)	Involuntary Liquidation Preference per Unit(3)	Average Market Value per Unit(4) (Exclude Bank Loans)
2016	$70,077	3.31	—	N/A
2017	$113,960	4.08	—	N/A

(1)
Total amount of each class of senior securities outstanding at the end of the period presented. For purposes of the asset coverage test, the Company treats the outstanding notional amount of the TRS, less the initial amount of any cash collateral required to be posted, as a senior security.

(2)
Asset coverage per unit is the ratio of the carrying value of the Company’s total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness.

(3)
The amount to which such class of senior security would be entitled upon the voluntary liquidation of the Company in preference to any security junior to it. The “—” in this column indicates that the SEC expressly does not require this information to be disclosed for certain types of senior securities.

(4)
Not applicable because senior securities are not registered for public trading on an exchange.

FS Investment Corporation IV
Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 11. Financial Highlights
The following is a schedule of financial highlights of the Company for the year ended December 31, 2017 and the period from January 6, 2016 (Commencement of Operations) through December 31, 2016:
	Year Ended December 31, 2017	Period from January 6, 2016 (Commencement of Operations) through December 31, 2016
Per Share Data:(1)
Net asset value, beginning of year	$10.96	$10.28
Results of operations(2)
Net investment income (loss)	0.25	(0.26)
Net realized and unrealized appreciation (depreciation) on investments and total return swap	0.58	1.43
Net increase (decrease) in net assets resulting from operations	0.83	1.17
Stockholder distributions(3)
Distributions from net investment income	(0.65)	(0.48)
Distributions from net realized gain on investments	(0.09)	(0.16)
Net decrease in net assets resulting from stockholder distributions	(0.74)	(0.64)
Capital share transactions
Issuance of common stock(4)	0.07	0.15
Repurchases of common stock(5)	—	—
Net increase in net assets resulting from capital share transactions	0.07	0.15
Net asset value, end of year	$11.12	$10.96
Shares outstanding, end of year	31,614,476	14,782,671
Total return(6)	8.34%	13.20%
Total return (without assuming reinvestment of distributions)(6)	8.21%	12.84%
Ratio/Supplemental Data:
Net assets, end of year	$351,537	$161,996
Ratio of net investment income (loss) to average net assets(7)	2.32%	(2.43)%
Ratio of operating expenses to average net assets(7)	5.27%	7.74%
Ratio of net expenses to average net assets(7)	5.26%	6.82%
Portfolio turnover(8)	38.13%	318.21%
Total amount of senior securities outstanding, exclusive of treasury securities	$113,960	$70,077
Asset coverage per unit(9)	4.08	3.31

(1)
Per share data may be rounded in order to recompute the ending net asset value per share.

(2)
The per share data was derived by using the weighted average shares outstanding during the applicable period.

(3)
The per share data for distributions reflects the actual amount of distributions paid per share during the applicable period.

(4)
The issuance of common stock on a per share basis reflects the incremental net asset value changes as a result of the issuance of shares of common stock in the Company’s continuous public offering and pursuant to the Company’s distribution reinvestment plan. The issuance of common stock at an offering price, net of selling commissions, that is greater than the net asset value per share results in an increase in net asset value per share.

FS Investment Corporation IV
Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 11. Financial Highlights (continued)

(5)
The per share impact of the Company’s repurchases of common stock was a reduction to net asset value of less than $0.01 per share during each period.

(6)
The total return for each period presented was calculated based on the change in net asset value during the applicable period, including the impact of distributions reinvested in accordance with the Company’s distribution reinvestment plan. The total return (without assuming reinvestment of distributions) for each period presented was calculated by taking the net asset value per share as of the end of the applicable period, adding the cash distributions per share which were declared during the applicable period and dividing the total by the net asset value per share at the beginning of the applicable period. The total returns do not consider the effect of any selling commissions or charges that may be incurred in connection with the sale of shares of the Company’s common stock. The total returns include the effect of the issuance of shares at a net offering price that is greater than net asset value per share, which causes an increase in net asset value per share. The historical calculations of total returns in the table should not be considered representations of the Company’s future total returns, which may be greater or less than the returns shown in the table due to a number of factors, including the Company’s ability or inability to make investments in companies that meet its investment criteria, the interest rates payable on the debt securities the Company acquires, the level of the Company’s expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Company encounters competition in its markets and general economic conditions. As a result of these factors, results for any previous period should not be relied upon as being indicative of performance in future periods. The total return calculations set forth above represent the total returns on the Company’s investment portfolio during the applicable period and do not represent actual returns to stockholders.

(7)
Weighted average net assets during the applicable period are used for this calculation. Ratios applicable to the period from January 6, 2016 (Commencement of Operations) through December 31, 2016 are not annualized. The following is a schedule of supplemental ratios for the year ended December 31, 2017 and for the period from January 6, 2016 (Commencement of Operations) through December 31, 2016:

	Year Ended December 31, 2017	Period from January 6, 2016 (Commencement of Operations) through December 31, 2016
Ratio of accrued capital gains incentive fees to average net assets	0.44%	1.80%
Ratio of offering costs to average net assets	0.53%	1.21%
Ratio of interest expense to average net assets	0.26%	—
(8)
Portfolio turnover for the period from January 6, 2016 (Commencement of Operations) through December 31, 2016 is not annualized.

(9)
Asset coverage per unit is the ratio of the carrying value of the Company’s total consolidated assets, less liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness.

FS Investment Corporation IV
Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 12. Selected Quarterly Financial Data (Unaudited)
The following are the quarterly results of operations for the years ended December 31, 2017 and 2016. The following information reflects all normal recurring adjustments necessary for a fair presentation of the information for the periods presented. The operating results for any quarter are not necessarily indicative of results for any future period.
	Quarter Ended
	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017
Investment income	$6,917	$5,412	$4,382	$3,359
Operating expenses
Operating expenses	3,318	3,433	3,590	2,914
Add: Expense recoupment to sponsor	—	—	—	666
Total operating expenses	3,318	3,433	3,590	3,580
Net investment income (loss)	3,599	1,979	792	(221)
Realized and unrealized gain (loss)	1,134	4,348	3,393	5,116
Net increase (decrease) in net assets resulting from operations	$4,733	$6,327	$4,185	$4,895
Per share information — basic and diluted
Net investment income (loss)	$0.12	$0.07	$0.04	$(0.01)
Net increase (decrease) in net assets resulting from operations	$0.15	$0.24	$0.19	$0.28
Weighted average shares outstanding	30,548,496	26,648,343	21,946,297	17,319,387

	Quarter Ended
	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016
Investment income	$1,799	$1,061	$311	$14
Operating expenses
Operating expenses	2,124	1,700	1,097	695
Less: Expense reimbursement from sponsor	—	—	(230)	(436)
Total operating expenses	2,124	1,700	867	259
Net investment income (loss)	(325)	(639)	(556)	(245)
Realized and unrealized gain (loss)	4,024	4,271	917	670
Net increase (decrease) in net assets resulting from operations	$3,699	$3,632	$361	$425
Per share information — basic and diluted
Net investment income (loss)	$(0.03)	$(0.07)	$(0.12)	$(0.18)
Net increase (decrease) in net assets resulting from operations	$0.30	$0.42	$0.08	$0.32
Weighted average shares outstanding	12,492,305	8,639,995	4,725,671	1,310,506

The sum of quarterly per share amounts does not necessarily equal per share amounts reported for the years ended December 31, 2017 and 2016. This is due to changes in the number of weighted average shares outstanding and the effects of rounding for each period.

You should rely only on the information contained in this prospectus. No dealer, salesperson or other individual has been authorized to give any information or to make any representations that are not contained in this prospectus. If any such information or statements are given or made, you should not rely upon such information or representation. This prospectus does not constitute an offer to sell any securities other than those to which this prospectus relates, or an offer to sell, or a solicitation of an offer to buy, to any person in any jurisdiction where such an offer or solicitation would be unlawful. This prospectus speaks as of the date set forth below. You should not assume that the delivery of this prospectus or that any sale made pursuant to this prospectus implies that the information contained in this prospectus will remain fully accurate and correct as of any time subsequent to the date of this prospectus.
Up to $1,500,000,000 in Shares of Common Stock

PRELIMINARY PROSPECTUS

[           ], 2018

PART C — Other Information
Item 25.   Financial Statements and Exhibits
(1)   Financial Statements
The following financial statements of FS Investment Corporation IV (the “Registrant” or the “Company”) are included in Part A of this Registration Statement:
(2)   Exhibits
(a)
Articles of Amendment and Restatement of the Registrant (Incorporated by reference to Exhibit (a)(2) to Pre-Effective Amendment No. 4 to the Registrant’s registration statement on Form N-2 (File No. 333-204239) filed on September 24, 2015).

(b)
Bylaws of the Registrant (Incorporated by reference to Exhibit (b) to Pre-Effective Amendment No. 2 to the Registrant’s registration statement on Form N-2 (File No. 333-204239) filed on September 14, 2015).

(d)	Form of Subscription Agreement
(e)(1)	Second Amended and Restated Distribution Reinvestment Plan of the Registrant
(g)(1)	Investment Advisory and Administrative Services Agreement, dated as of April 9, 2018, by and between the Registrant and FS/KKR Advisor, LLC (Incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed on April 9, 2018).
(h)(1)	Form of Third Amended and Restated Dealer Manager Agreement, by and among the Registrant, FS/KKR Advisor, LLC and FS Investment Solutions, LLC
(h)(2)	Form of Selected Dealer Agreement

(j)	Custodian Agreement, dated as of September 21, 2015, by and between the Registrant and State Street Bank and Trust Company (Incorporated by reference to Exhibit (j) to Pre-Effective Amendment No. 4 to the Registrant’s registration statement on Form N-2 (File No. 333-204239) filed on September 24, 2015).
(k)(2)	Amended and Restated Escrow Agreement, dated as of October 9, 2015, by and among the Registrant, UMB Bank, N.A. and FS Investment Solutions, LLC (formerly FS2 Capital Partners, LLC) (Incorporated by reference to Exhibit (k)(1) to Post-Effective Amendment No. 1 to the Registrant’s registration statement on Form N-2 (File No. 333-204239) filed on October 9, 2015).
(k)(3)	Expense Support and Conditional Reimbursement Agreement, dated as of April 9, 2018, by and between the Registrant and FS/KKR Advisor, LLC (Incorporated by reference to Exhibit 10.2 to the Registrant’s Current Report on Form 8-K filed on April 9, 2018).
(k)(4)	Second Amended and Restated Distribution Plan
(k)(5)	Second Amended and Restated Class Shares Plan
(k)(6)	ISDA 2002 Master Agreement, together with the Schedule thereto and Credit Support Annex to such Schedule, each dated as of January 19, 2016, by and between Cheltenham Funding LLC and Citibank, N.A. (Incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed on January 22, 2016).
(k)(7)	Amended and Restated Paragraph 13 of the Credit Support Annex, dated September 2, 2017, by and between Cheltenham Funding and Citibank, N.A. (Incorporated by reference to Exhibit (k)(6) to Post-Effective Amendment No. 9 to the Registrant’s registration statement on Form N-2 (File No. 333-204239) filed on October 18, 2017).
(k)(14)	Eight Amended and Restated Confirmation Letter Agreement, effective as of July 19, 2018, by and between Cheltenham Funding LLC and Citibank, N.A. (Incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed on July 24, 2018).
(k)(15)	Investment Management Agreement, dated as of January 19, 2016, by and between the Registrant and Cheltenham Funding LLC (Incorporated by reference to Exhibit 10.3 to the Registrant’s Current Report on Form 8-K filed on January 22, 2016).
(k)(16)	Guarantee, dated as of January 19, 2016, by the Registrant in favor of Citibank, N.A. (Incorporated by reference to Exhibit 10.4 to the Registrant’s Current Report on Form 8-K filed on January 22, 2016).
(k)(17)	Committed Facility Agreement, dated and effective as of March 1, 2017, by and between Broomall Funding LLC and BNP Paribas Prime Brokerage International, Ltd (Incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed on February 15, 2017).
(k)(18)	U.S. PB Agreement, dated and effective as of March 1, 2017, by and between Broomall Funding LLC and BNP Paribas Prime Brokerage International, Ltd., on behalf of itself and as agent for the BNPP Entities (Incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed on February 15, 2017).
(k)(19)	Special Custody and Pledge Agreement, dated and effective as of March 1, 2017, by and among Broomall Funding LLC, BNP Paribas Prime Brokerage International, Ltd., and State Street Bank and Trust Company, as custodian (Incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed on February 15, 2017).
(k)(20)	Investment Management Agreement, dated and effective as of March 1, 2017, by and between Broomall Funding LLC and FS Investment Corporation IV (Incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed on February 15, 2017).
(l)	Opinion of Miles & Stockbridge P.C.
(n)(1)	Consent of Miles & Stockbridge P.C.

(n)(2)	Consent of RSM US LLP*
(r)(1)	Code of Ethics of the Registrant
(r)(2)	Code of Ethics of FS/KKR Advisor, LLC

*
Filed herewith.

Item 26.   Marketing Arrangements
The information contained under the heading “Plan of Distribution” in this Registration Statement is incorporated herein by reference.
Item 27.   Other Expenses of Issuance and Distribution
SEC registration fee	$	[•]
FINRA filing fee		[•]
Blue sky expenses		[•]
Advertising and sales literature		[•]
Accounting fees and expenses		[•]
Legal fees and expenses		[•]
Printing		[•]
Seminars		[•]
Miscellaneous fees and expenses		[•]
Total	$	[•]

The amounts set forth above, except for the SEC and FINRA fees, are in each case estimated and assume that the Registrant sells all of the shares being registered by this registration statement. All of the expenses set forth above shall be borne by the Registrant.
Item 28.   Persons Controlled by or Under Common Control
The Registrant directly or indirectly owns 100% of the voting securities of the following, which are included in our unaudited consolidated financial statements as of March 31, 2018:
Name	State of Incorporation or Organization
Broomall Funding LLC	Delaware
Cheltenham Funding LLC	Delaware
FSIC IV Investments, LLC	Delaware
Conshohocken Funding LLC	Delaware

Item 29.   Number of Holders of Securities
The following table sets forth the number of record holders of the Registrant’s capital stock at [•], 2018:
Title of Class	Number of Record Holders
Class A common stock, $0.001 par value	—
Class D common stock, $0.001 par value	—
Class T common stock, $0.001 par value	[•]
Class I common stock, $0.001 par value	—
Class M common stock, $0.001 par value	—
Class T-2 common stock, $0.001 par value	—
Item 30.   Indemnification
Limitation on Liability
The Registrant’s charter limits the personal liability of the Registrant’s directors and officers to the corporation and its stockholders for monetary damages. Maryland law permits a Maryland corporation to include in its charter a provision expanding or limiting the liability of its directors and officers to the corporation and its stockholders for money damages, but a corporation may not include any provision that restricts or limits the liability of directors or officers to the corporation or its stockholders:
(a)
to the extent that it is proved that the person actually received an improper benefit or profit in money, property or services; or

(b)
to the extent that a judgment or other final adjudication adverse to the person is entered in a proceeding based on a finding in the proceeding that the person’s action, or failure to act, was the request of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding.

The Registrant’s charter contains a provision which limits directors’ and officers’ liability, to the maximum extent permitted by Maryland law, and subject to the requirements of the Investment Company Act of 1940, as amended, or the 1940 Act. In addition, the Registrant has obtained director’s and officer’s liability insurance.
Indemnification
Under the Maryland General Corporation Law, a Maryland corporation may indemnify its directors, officers and certain other parties against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service to the corporation or at its request, unless it is established that the act or omission of the indemnified party was material to the matter giving rise to the proceeding and (i) the act or omission was committed in bad faith or was the result of active and deliberate dishonesty, or (ii) in the case of any criminal proceeding, the indemnified party had reasonable cause to believe that the act or omission was unlawful. Maryland law does not permit indemnification in respect of any proceeding in which the party seeking indemnification shall have been adjudged to be liable to the corporation. Further, a party may not be indemnified for a proceeding brought by that party against the corporation, except (i) for a proceeding brought to enforce indemnification or (ii) if the charter or bylaws, a resolution of the Registrant’s board of directors or an agreement approved by the Registrant’s board of directors to which the corporation is a party expressly provides otherwise.
The Registrant’s charter and bylaws obligate the Registrant, to the fullest extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify (i) any present or former director or officer, (ii) any individual who, while a director or officer and at the Registrant’s request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, or (iii) FS/KKR Advisor, LLC, or the Advisor, the Registrant’s investment adviser, or any of its affiliates acting as an agent for the Registrant, from and against any claim or liability to which the person or entity may become subject or may incur by reason of their service in that capacity, and to pay or reimburse their reasonable expenses as incurred in advance of final disposition of a proceeding, only if all of the following conditions are met:
(a)
the Registrant has determined, in good faith, that the course of conduct which caused the loss or liability was in the Registrant’s best interest;

(b)
the Registrant has determined, in good faith, that the party seeking indemnification was acting on behalf of or performing services for the Registrant;

(c)
the Registrant has determined, in good faith, that the party seeking indemnification’s liability or loss was not the result of the indemnitee’s negligence or misconduct, in the case that the party seeking indemnification is the Advisor, any of its affiliates or any officer of the Registrant, the Advisor or an affiliate of the Advisor, and gross negligence or willful misconduct in the case that the party seeking indemnification is a director of the Registrant (and not also an officer of the Registrant, the Advisor or an affiliate of the Advisor); and

(d)
such indemnification or agreement to hold harmless is recoverable only out of the Registrant’s net assets and not from the Registrant’s stockholders.

Furthermore, under the Registrant’s charter and bylaws, any director, officer, or any other individual, shall not be indemnified for any losses, liabilities or expenses arising from or out of an alleged violation of federal or state securities laws unless one or more of the following conditions are met:
(a)
there has been a successful adjudication on the merits of each count involving alleged securities law violations as to the particular indemnitee;

(b)
such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the particular indemnitee; or

(c)
a court of competent jurisdiction approves a settlement of the claims against a particular indemnitee and finds that indemnification of the settlement and related costs should be made, and the court of law considering the request for indemnification has been advised of the position of the SEC and the published position of any state securities regulatory authority in which securities of the Registrant were offered or sold as to indemnification for violations of securities laws.

Under the Registrant’s charter and bylaws, the advancement of company funds to an indemnitee or its affiliates for legal expenses and other costs, as incurred, as a result of any legal action for which the indemnification is being sought is permissible only if all the following conditions are satisfied:
(a)
the legal action relates to acts or omissions with respect to the performance of duties or services on behalf of the Registrant;

(b)
the indemnitee provides the Registrant with written affirmation of such indemnitee’s good faith belief that the standard of conduct necessary for indemnification has been met;

(c)
the legal action is initiated by a third party who is not a stockholder, or the legal action is initiated by a stockholder and a court of competent jurisdiction specifically approves of such advancement; and

(d)
the indemnitee or its affiliates undertake to repay the advanced funds to the Registrant, together with the applicable legal rate of interest thereon, in cases in which such indemnitee is found not to be entitled to indemnification.

Indemnification may reduce the legal remedies available to the Registrant and the Registrant’s stockholders against the indemnified individuals. The aforementioned charter and bylaw provisions do not reduce the exposure of directors and officers to liability under federal or state securities laws, nor do they limit a stockholder’s ability to obtain injunctive relief or other equitable remedies for a violation of a director’s or an officer’s duties to the Registrant or the Registrant’s stockholders, although the equitable remedies may not be an effective remedy in some circumstances.
Insofar as indemnification for liability arising under the Securities Act of 1933, as amended, or the Securities Act, may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.
Item 31.   Business and Other Connections of Investment Advisers
A description of any other business, profession, vocation, or employment of a substantial nature in which the Advisor and each manager or executive officer of the Advisor, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the sections entitled “Management — Board of Directors and Executive Officers” and “Investment Advisory and Administrative Services Agreement.” Additional information regarding the Advisor and certain of its officers and managers is set forth in its Form ADV, as filed with the SEC (SEC File No. 801-106612) and is incorporated herein by reference.
Item 32.   Location of Accounts and Records
All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act, and the rules thereunder, are maintained at the offices of:
(1)
the Registrant, FS Investment Corporation IV, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112;

(2)
the Transfer Agent, DST Systems, Inc., 430 W. 7th Street, Kansas City, Missouri 64105-1594;

(3)
the Custodian, State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111;

(4)
the investment adviser, FS/KKR Advisor, LLC, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112; and

(5)
the administrator, FS/KKR Advisor, LLC, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112.

Item 33.   Management Services
Not Applicable.
Item 34.   Undertakings
The Registrant hereby undertakes:
(1)
to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i)
to include any prospectus required by Section 10(a)(3) of the Securities Act;

(ii)
to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

(iii)
to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

(2)
that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

(3)
to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(4)
that, for the purpose of determining liability under the Securities Act to any purchaser, if the Registrant is subject to Rule 430C [17 CFR 230.430C]: Each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the Securities Act [17 CFR 230.497(b), (c), (d) or (e)] as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the Securities Act [17 CFR 230.430A], shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use; and

(5)
that for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities, the undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(i)
any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the Securities Act [17 CFR 230.497];

(ii)
the portion of any advertisement pursuant to Rule 482 under the Securities Act of 1933 [17 CFR 230.482] relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(iii)
any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

Signatures
Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on the 31st day of July, 2018.
FS Investment Corporation IV
By:
/s/ Michael C. Forman

Name: Michael C. Forman
Title:   Chief Executive Officer
The undersigned directors and officers of the Registrant hereby constitute and appoint Michael C. Forman and Stephen S. Sypherd, and each of them with full power to act without the other and with full power of substitution and resubstitution, our true and lawful attorneys-in-fact with full power to execute in our name and on our behalf in the capacities indicated below, this Registration Statement on Form N-2, and any and all amendments thereto, including post-effective amendments to this Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission and thereby ratify and confirm that all such attorneys-in-fact, or any of them, or their substitutes shall lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-2 has been signed below by the following persons in the capacities and on the dates indicated:
Signature	Title	Date
/s/ Michael C. Forman Michael C. Forman	Chief Executive Officer and Director (Principal executive officer)	July 31, 2018
/s/ William Goebel William Goebel	Chief Financial Officer (Principal financial and accounting officer)	July 31, 2018
/s/ Todd Builione Todd Builione	Director	July 31, 2018
/s/ M. Walter D’Alessio M. Walter D’Alessio	Director	July 31, 2018
/s/ Barbara J. Fouss Barbara J. Fouss	Director	July 31, 2018
/s/ Marc Lederman Marc Lederman	Director	July 31, 2018
/s/ Gregory S. Rost Gregory S. Rost	Director	July 31, 2018
/s/ Judah C. Sommer Judah C. Sommer	Director	July 31, 2018
/s/ John E. Stuart John E. Stuart	Director	July 31, 2018